UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04347

GMO Trust
(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Scott E. Eston, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-346-7646

Date of fiscal year end:	02/29/08

Date of reporting period:	02/29/08

Item 1. Reports to Stockholders.

The annual reports for each series of the registrant for the periods ended February 29, 2008 are filed herewith.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Developed World Stock Fund returned -1.7% for the fiscal year ended February 29, 2008, as compared to -0.5% for the MSCI World Index. The Fund was invested substantially in global equity securities throughout the period.

Stock selection had a negative impact on relative performance. Holdings Royal Bank of Scotland, U.S.-based Countrywide Financial, and Home Depot underperformed and were among the most significant detractors from returns. Among the contributors were holdings in U.S. oil companies ConocoPhillips and Chevron, and German automaker Volkswagen, all of which outperformed.

Among GMO's global quantitative stock selection disciplines, only stocks ranked highly by momentum outperformed significantly. Those stocks favored by quality-adjusted value or intrinsic value underperformed.

Country allocation had minimal impact on relative performance. Among country positions, the positive impact of our overweight to Germany was largely offset by the negative impact from our underweight to Canada.

Currency allocation had a positive impact on relative performance as an underweight in the U.S. dollar and an overweight in the Swiss franc added value. The U.S. dollar weakened relative to most foreign currencies, which boosted returns for U.S. investors. The MSCI World Index returned almost 6% more in U.S. dollar terms than in local currency.

Sector weightings had a slight positive impact on performance relative to the index. During the period, an overweight to Energy and an underweight to Financials helped while underweights to Consumer Staples and Materials detracted.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .25% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class IV will vary due to different fees.

GMO Developed World Stock Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.0%
Short-Term Investments	4.2
Preferred Stocks	0.5
Forward Currency Contracts	0.4
Futures	(0.5)
Other	0.4
100.0%
Country Summary	% of Equity Investments
United States	47.9%
United Kingdom	12.0
Japan	9.7
France	7.3
Germany	5.9
Singapore	3.1
Italy	2.3
Netherlands	2.1
Switzerland	1.9
Finland	1.5
Hong Kong	1.4
Australia	1.4
Canada	1.3
Belgium	0.8
Norway	0.6
Spain	0.4
Sweden	0.2
Ireland	0.2
100.0%

1

GMO Developed World Stock Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	18.3%
Energy	13.9
Health Care	13.5
Industrials	12.0
Consumer Discretionary	10.7
Information Technology	9.4
Consumer Staples	7.8
Materials	7.4
Utilities	4.1
Telecommunication Services	2.9
100.0%

2

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 95.0%
	Australia — 1.3%
52,039	BHP Billiton Ltd	1,882,917
12,925	Commonwealth Bank of Australia	500,506
196,337	Qantas Airways Ltd	763,598
482,886	Telstra Corp Ltd	2,170,757
27,889	Woodside Petroleum Ltd	1,458,359
	Total Australia	6,776,137
	Belgium — 0.8%
5,499	Belgacom SA	263,358
65,157	Dexia	1,531,846
59,770	Fortis	1,320,464
11,684	Inbev NV	1,056,014
	Total Belgium	4,171,682
	Canada — 1.2%
17,464	BCE Inc	632,909
16,700	Canadian Natural Resources	1,251,503
12,500	Canadian Pacific Railway Ltd	908,560
12,300	EnCana Corp	937,637
10,000	Potash Corp of Saskatchewan Inc	1,589,840
8,000	Research In Motion Ltd *	833,366
	Total Canada	6,153,815
	Finland — 1.5%
23,739	Fortum Oyj	991,165
7,000	Metso Oyj	364,196
162,226	Nokia Oyj	5,828,395
7,904	Rautaruukki Oyj	344,617
	Total Finland	7,528,373

See accompanying notes to the financial statements.

3

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	France — 7.0%
5,400	Alstom	1,134,861
34,089	Arcelor Mittal	2,588,325
56,561	BNP Paribas	5,056,548
8,560	Bouygues	584,650
12,745	Casino Guichard-Perrachon SA	1,441,551
22,577	Cie de Saint-Gobain	1,764,944
4,686	CNP Assurances	515,628
13,591	Credit Agricole SA	368,653
19,898	Electricite de France	1,855,886
31,938	France Telecom SA	1,072,128
3,795	Lafarge SA	656,045
3,825	Michelin SA Class B	376,725
22,493	Peugeot SA	1,709,901
6,543	Renault SA	699,097
61,155	Sanofi-Aventis	4,520,128
10,892	Societe Generale	1,165,435
2,723	Societe Generale NV (New Shares) *	299,213
129,891	Total SA	9,781,317
8,534	Vinci SA	589,279
	Total France	36,180,314
	Germany — 5.2%
34,795	Altana AG	810,521
18,294	BASF AG	2,339,356
15,278	Bayer AG	1,175,786
2,027	Beiresdorf AG (Bearer)	160,471
27,064	Daimler AG (Registered) (a)	2,253,720
9,696	Deutsche Boerse AG	1,542,876
24,593	Deutsche Post AG (Registered)	814,822
14,335	E.ON AG	2,698,934
27,825	Hannover Rueckversicherungs AG (Registered) (a)	1,328,350
13,134	MAN AG	1,732,391
10,243	Muenchener Rueckversicherungs AG (Registered)	1,802,249
5,973	RWE AG	723,123
6,785	Salzgitter AG	1,189,288

See accompanying notes to the financial statements.

4

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Germany — continued
14,665	Siemens AG (Registered)	1,870,142
41,771	Suedzucker AG	920,876
38,793	ThyssenKrupp AG	2,230,883
14,178	Volkswagen AG	3,228,256
	Total Germany	26,822,044
	Hong Kong — 1.3%
37,200	Bank of East Asia Ltd	199,807
232,500	CLP Holdings Ltd	1,817,482
61,100	Esprit Holdings Ltd	767,845
101,000	Hang Seng Bank Ltd	1,911,746
180,500	Hong Kong Electric Holdings Ltd	1,022,213
59,000	Hong Kong Exchanges and Clearing Ltd	1,120,827
	Total Hong Kong	6,839,920
	Ireland — 0.2%
54,236	Bank of Ireland	762,948
	Italy — 2.2%
67,700	Enel SPA	730,510
284,772	ENI SPA	9,833,528
46,728	Fiat SPA	987,657
	Total Italy	11,551,695
	Japan — 9.2%
23,900	Alps Electric Co Ltd	279,277
157,000	Cosmo Oil Co Ltd	518,801
8,700	Eisai Co Ltd	313,761
139,000	Fuji Heavy Industries Ltd	606,384
110,600	Honda Motor Co Ltd	3,376,102
31,100	Hoya Corp	789,098
127,000	Isuzu Motors Ltd	578,325
192,000	Itochu Corp	2,021,829
18,800	JFE Holdings Inc	837,686

See accompanying notes to the financial statements.

5

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — continued
84,000	Kawasaki Kisen Kaisha Ltd	852,097
3,400	Keyence Corp	793,325
36,400	Komatsu Ltd	924,724
28,000	Konica Minolta Holdings Inc	396,680
265,000	Marubeni Corp	2,006,342
75,800	Mitsubishi Corp	2,312,695
35,000	Mitsubishi Estate Co Ltd	852,967
82,000	Mitsui & Co	1,783,290
27,000	Mitsui Chemicals Inc	191,447
59,000	Mitsui OSK Lines Ltd	766,285
6,200	Nintendo Co Ltd	3,086,953
91,500	Nippon Mining Holdings Inc	541,941
202,000	Nippon Oil Corp	1,377,978
63,000	Nippon Yusen KK	582,147
246,000	Nissan Motor Co	2,212,271
520	NTT Docomo Inc	761,836
13,000	Olympus Corp	380,661
339,000	Osaka Gas Co Ltd	1,360,186
40,000	Ricoh Company Ltd	642,405
86,000	Seven & I Holdings Co Ltd	2,138,413
33,600	Shin-Etsu Chemical Co Ltd	1,813,270
72,200	Showa Shell Sekiyu KK	732,486
234,200	Sojitz Corp	877,905
30,600	SUMCO Corp	676,676
83,300	Sumitomo Corp	1,197,954
114,000	Sumitomo Metal Industries Ltd	482,913
168,000	Taisei Corp	442,944
32,000	Taisho Pharmaceutical Co Ltd	652,108
49,600	Takeda Pharmaceutical Co Ltd	2,767,632
8,300	TDK Corp	589,987
19,100	Tokyo Electric Power Co Inc	490,719
245,000	Tokyo Gas Co Ltd	1,099,015
80,000	TonenGeneral Sekiyu KK	759,477
97,000	Toshiba Corp	727,571
40,000	Toyota Tsusho Kaisha	1,015,457
	Total Japan	47,612,020

See accompanying notes to the financial statements.

6

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Netherlands — 2.0%
126,570	Aegon NV	1,890,259
40,344	Heineken NV	2,275,421
168,039	ING Groep NV	5,584,221
12,819	Koninklijke DSM	564,119
	Total Netherlands	10,314,020
	Norway — 0.6%
99,850	StatoilHydro ASA	3,042,560
	Singapore — 2.9%
312,000	Capitaland Ltd	1,378,423
116,000	City Developments Ltd	973,563
161,000	Keppel Corp Ltd	1,213,161
296,000	Oversea-Chinese Banking Corp	1,596,775
269,000	Sembcorp Industries Ltd	904,464
133,200	Singapore Airlines Ltd	1,444,813
187,000	Singapore Exchange Ltd	1,088,083
400,000	Singapore Technologies Engineering Ltd	967,180
1,383,600	Singapore Telecommunications	3,743,625
138,000	United Overseas Bank Ltd	1,749,758
	Total Singapore	15,059,845
	Spain — 0.3%
19,586	Repsol YPF SA	675,651
37,691	Telefonica SA	1,090,647
	Total Spain	1,766,298
	Sweden — 0.2%
18,900	Electrolux AB Series B	303,253
50,700	Svenska Cellulosa AB Class B	832,226
	Total Sweden	1,135,479

See accompanying notes to the financial statements.

7

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Switzerland — 1.8%
88,709	ABB Ltd	2,210,124
1,800	Alcon Inc	260,514
91,629	Novartis AG (Registered)	4,525,812
7,273	Zurich Financial Services AG	2,273,621
	Total Switzerland	9,270,071
	United Kingdom — 11.5%
97,050	AstraZeneca Plc	3,627,477
130,007	Aviva Plc	1,567,032
457,988	Barclays Plc	4,292,410
58,859	Barratt Developments Plc	476,197
57,472	BG Group Plc	1,354,672
42,552	BHP Billiton Plc	1,361,243
31,369	Centrica Plc	200,285
195,072	DSG International Plc	243,850
273,298	GlaxoSmithKline Plc	5,965,696
298,628	HBOS Plc	3,548,584
138,286	HSBC Holdings Plc	2,090,508
34,535	J Sainsbury Plc	242,122
79,468	Kesa Electricals Plc	335,726
115,877	Kingfisher Plc	299,122
416,960	Lloyds TSB Group Plc	3,726,933
30,540	Next Plc	774,553
513,016	Old Mutual Plc	1,267,202
41,797	Persimmon Plc	607,273
18,811	Reckitt Benckiser Group Plc	1,014,689
29,714	Reed Elsevier Plc	373,980
40,264	Rio Tinto Plc	4,530,005
1,005,778	Royal Bank of Scotland Group	7,604,211
42,206	Royal Dutch Shell Group Class A (Amsterdam)	1,509,268
138,376	Royal Dutch Shell Plc A Shares (London)	4,947,823
140,677	Taylor Woodrow Plc	476,015
191,171	Tomkins Plc	640,949
34,562	Unilever Plc	1,088,920

See accompanying notes to the financial statements.

8

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United Kingdom — continued
17,316	United Utilities Plc	237,111
1,043,762	Vodafone Group Inc	3,360,307
41,001	Wolseley Plc	501,731
11,111	Xstrata Plc	866,773
	Total United Kingdom	59,132,667
	United States — 45.8%
30,700	3M Co.	2,406,880
21,400	Abbott Laboratories	1,145,970
15,000	Abercrombie & Fitch Co.-Class A	1,162,950
17,700	Accenture Ltd.	623,925
13,700	ACE Ltd.	770,488
17,200	Adobe Systems, Inc. *	578,780
11,800	Aflac, Inc.	736,438
38,200	Allstate Corp. (The)	1,823,286
63,000	Altria Group, Inc.	4,607,820
13,600	Amazon.com, Inc. *	876,792
30,700	American International Group, Inc.	1,438,602
4,000	AmerisourceBergen Corp.	166,880
14,600	Amphenol Corp.-Class A	539,762
7,600	Anadarko Petroleum Corp.	484,424
11,600	Apache Corp.	1,330,636
14,200	Apollo Group, Inc.-Class A *	871,596
37,900	Apple, Inc. *	4,738,258
9,900	Ashland, Inc.	437,283
17,954	AT&T, Inc.	625,338
42,200	Automatic Data Processing, Inc.	1,685,890
29,500	AutoNation, Inc. *	429,815
18,300	Avon Products, Inc.	696,498
121,783	Bank of America Corp.	4,839,656
7,600	Bard (C.R.), Inc.	720,404
12,500	Baxter International, Inc.	737,750
7,400	Bear Stearns Cos. (The), Inc.	590,964
14,100	Becton Dickinson & Co.	1,274,922

See accompanying notes to the financial statements.

9

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United States — continued
39,000	Bed Bath & Beyond, Inc. *	1,105,260
41,200	Best Buy Co., Inc.	1,772,012
51,300	Boston Scientific Corp. *	645,867
4,300	Bunge Ltd.	476,612
32,800	Capital One Financial Corp.	1,509,784
42,700	Centerpoint Energy, Inc.	626,836
18,000	CH Robinson Worldwide, Inc.	913,860
70,305	Chevron Corp.	6,092,631
14,700	Cigna Corp.	655,326
117,900	Citigroup, Inc.	2,795,409
22,800	Citrix Systems, Inc. *	750,804
1,100	CME Group, Inc.	564,630
11,600	CNA Financial Corp.	309,140
41,200	Coach, Inc. *	1,249,184
88,600	Coca-Cola Co. (The)	5,179,556
26,800	Computer Sciences Corp. *	1,164,460
20,000	Compuware Corp. *	159,200
102,453	ConocoPhillips	8,473,888
22,000	Convergys Corp. *	317,680
25,400	Corning, Inc.	590,042
77,500	Countrywide Financial Corp.	489,025
12,000	CSX Corp.	582,240
9,600	Cummins, Inc.	483,648
60,800	D.R. Horton, Inc.	853,024
10,200	Danaher Corp.	756,330
22,200	Deere & Co.	1,891,662
14,900	Dow Chemical Co. (The)	561,581
22,800	DTE Energy Co.	907,668
30,300	Duke Energy Corp.	531,462
6,100	Eaton Corp.	491,843
13,300	Ecolab, Inc.	622,307
12,300	Eli Lilly & Co.	615,246
78,500	EMC Corp. *	1,219,890
10,600	Emerson Electric Co.	540,176

See accompanying notes to the financial statements.

10

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United States — continued
22,700	Energy East Corp.	604,955
1,600	Everest Re Group Ltd.	155,008
20,600	Expeditors International of Washington, Inc.	809,992
8,600	Express Scripts, Inc. *	508,260
57,900	Exxon Mobil Corp.	5,037,879
31,300	Fannie Mae	865,445
14,600	Fastenal Co.	593,636
31,192	Fidelity National Title Group, Inc.-Class A	549,291
20,100	First American Corp.	700,083
37,850	First Marblehead Corp. (The)	455,336
6,000	First Solar, Inc. *	1,231,200
18,200	Fiserv, Inc. *	957,684
5,600	Fluor Corp.	779,800
14,500	Forest Laboratories, Inc. *	576,665
11,100	FPL Group, Inc.	669,219
7,000	Franklin Resources, Inc.	660,590
10,600	Freeport-McMoRan Copper & Gold, Inc.	1,069,116
30,100	Gannett Co., Inc.	907,515
8,200	Garmin Ltd.	481,422
14,300	General Dynamics Corp.	1,170,455
13,700	Genuine Parts Co.	565,125
33,800	Genworth Financial, Inc.-Class A	783,484
7,300	Goodrich Corp.	432,379
7,600	Google, Inc.-Class A *	3,580,968
26,700	Harley-Davidson, Inc.	992,172
13,200	Hartford Financial Services Group, Inc.	922,680
16,800	Hess Corp.	1,565,424
43,000	Hewlett-Packard Co.	2,054,110
172,800	Home Depot, Inc.	4,587,840
19,100	Honeywell International, Inc.	1,099,014
32,300	Illinois Tool Works, Inc.	1,584,961
102,100	Intel Corp.	2,036,895
15,100	International Business Machines Corp.	1,719,286
6,200	Jacobs Engineering Group, Inc. *	497,798

See accompanying notes to the financial statements.

11

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United States — continued
24,100	Janus Capital Group, Inc.	583,702
246,400	Johnson & Johnson	15,266,944
14,400	Johnson Controls, Inc.	473,184
22,300	Juniper Networks, Inc. *	598,086
16,700	KB Home	399,631
42,400	Kimberly-Clark Corp.	2,763,632
14,500	Kohl's Corp. *	644,380
53,335	Kraft Foods, Inc.	1,662,452
32,800	Lennar Corp.-Class A	610,408
13,100	Lexmark International, Inc. *	432,693
11,200	Lincare Holdings, Inc. *	364,000
7,400	Loews Corp. - Carolina Group	557,146
140,400	Lowe's Cos., Inc.	3,365,388
14,000	Marathon Oil Corp.	744,240
4,400	Mastercard, Inc.-Class A	836,000
41,400	McDonald's Corp.	2,240,154
27,300	McGraw-Hill Cos., Inc.	1,117,389
15,200	Medco Health Solutions, Inc. *	673,512
30,700	Medtronic, Inc.	1,515,352
10,200	MEMC Electronic Materials, Inc. *	778,056
112,400	Merck & Co., Inc.	4,979,320
12,600	Merrill Lynch & Co., Inc.	624,456
16,300	MGIC Investment Corp.	241,403
59,500	Microsoft Corp.	1,619,590
14,700	Mirant Corp. *	543,900
22,400	Monsanto Co.	2,591,232
16,700	Morgan Stanley	703,404
16,200	Mosaic Company (The) *	1,803,060
68,900	National City Corp.	1,092,754
9,400	National Oilwell Varco, Inc. *	585,620
26,200	Nike, Inc.-Class B	1,577,240
36,700	NiSource, Inc.	630,873
1,000	NVR, Inc. *	540,680
31,700	Occidental Petroleum Corp.	2,452,629

See accompanying notes to the financial statements.

12

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United States — continued
49,725	Old Republic International Corp.	682,227
163,500	Oracle Corp. *	3,073,800
13,550	Paccar, Inc.	587,799
8,300	Parker-Hannifin Corp.	536,429
36,200	Paychex, Inc.	1,138,852
22,300	Pepco Holdings, Inc.	563,521
57,800	PepsiCo, Inc.	4,020,568
394,100	Pfizer, Inc.	8,780,548
7,200	PPG Industries, Inc.	446,256
10,600	PPL Corp.	481,028
17,300	Praxair, Inc.	1,388,844
11,300	Precision Castparts Corp.	1,247,407
18,600	Progress Energy, Inc.	779,526
7,000	Prudential Financial, Inc.	510,790
9,100	Rockwell Collins, Inc.	535,990
10,400	Ryder Systems, Inc.	599,144
17,300	Schlumberger Ltd.	1,495,585
21,500	Seagate Technology	463,755
25,300	SEI Investment Co.	632,753
12,700	Southern Copper Corp.	1,449,197
9,500	SPX Corp.	971,850
5,900	State Street Corp.	463,445
28,700	Stryker Corp.	1,868,657
14,942	Supervalu, Inc.	392,228
40,100	Sysco Corp.	1,125,206
7,900	Textron, Inc.	427,943
43,400	TJX Cos., Inc.	1,388,800
10,900	Torchmark Corp.	656,834
31,900	United Parcel Service, Inc.-Class B	2,240,656
34,400	United Technologies Corp.	2,425,544
33,300	UnitedHealth Group, Inc.	1,547,784
36,000	Unum Group	824,760
21,800	Valero Energy Corp.	1,259,386
11,500	VF Corp.	874,460

See accompanying notes to the financial statements.

13

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	United States — continued
7,000	W.W. Grainger, Inc.	515,620
64,400	Walgreen Co.	2,351,244
75,700	Wal-Mart Stores, Inc.	3,753,964
55,949	Washington Mutual, Inc.	828,045
9,600	Wells Fargo & Co.	280,608
7,100	Whirlpool Corp.	599,027
13,900	WM Wrigley Jr. Co.	832,054
36,400	Xcel Energy, Inc.	721,448
18,700	Zimmer Holdings, Inc. *	1,407,923
	Total United States	236,229,992
	TOTAL COMMON STOCKS (COST $505,064,881)	490,349,880
	PREFERRED STOCKS — 0.5%
	Germany — 0.5%
397	Porsche AG (Non Voting) 0.06%	688,350
12,445	Volkswagen AG 2.02%	1,734,062
	Total Germany	2,422,412
	TOTAL PREFERRED STOCKS (COST $1,464,743)	2,422,412
	SHORT-TERM INVESTMENTS — 4.2%
3,664,337	Bank of New York Mellon Institutional Cash Reserves Fund (b)	3,664,337
18,200,000	BNP Paribas Time Deposit, 3.19%, due 03/03/08	18,200,000
	TOTAL SHORT-TERM INVESTMENTS (COST $21,864,337)	21,864,337
	TOTAL INVESTMENTS — 99.7% (Cost $528,393,961)	514,636,629
	Other Assets and Liabilities (net) — 0.3%	1,379,859
	TOTAL NET ASSETS — 100.0%	$516,016,488

See accompanying notes to the financial statements.

14

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/23/08	CAD	11,386,244	$11,549,935	$253,644
5/23/08	CAD	11,386,244	11,549,935	305,928
5/23/08	CAD	11,731,281	11,899,933	306,475
5/23/08	CHF	13,428,537	12,899,073	612,173
5/23/08	CHF	13,428,537	12,899,073	615,714
5/23/08	CHF	13,835,462	13,289,954	635,761
5/23/08	GBP	1,597,000	3,154,825	39,701
5/23/08	JPY	1,381,165,892	13,357,022	424,272
5/23/08	JPY	1,381,165,892	13,357,022	429,235
5/23/08	JPY	1,423,019,404	13,761,780	483,084
5/23/08	NZD	2,032,059	1,603,413	(2,320)
5/23/08	NZD	2,032,059	1,603,413	(1,519)
5/23/08	NZD	2,093,637	1,652,002	4,958
5/23/08	SEK	43,040,623	6,953,972	167,385
5/23/08	SEK	43,040,623	6,953,972	164,384
5/23/08	SEK	44,344,884	7,164,698	170,938
5/23/08	SGD	2,420,610	1,741,185	20,768
5/23/08	SGD	2,420,610	1,741,185	18,454
5/23/08	SGD	2,493,962	1,793,948	20,212
			$148,926,340	$4,669,247
Sales
5/23/08	AUD	1,486,701	$1,370,089	$(17,890)
5/23/08	AUD	1,486,701	1,370,089	(16,463)
5/23/08	AUD	1,531,753	1,411,607	(15,462)
5/23/08	CAD	2,357,000	2,390,885	(56,701)
5/23/08	CHF	3,376,000	3,242,890	(168,545)
5/23/08	EUR	1,346,000	2,037,566	(71,906)
5/23/08	EUR	7,239,691	10,959,396	(321,901)
5/23/08	EUR	7,239,691	10,959,396	(320,482)
5/23/08	EUR	7,239,691	10,959,396	(325,702)
5/23/08	EUR	7,239,691	10,959,396	(321,249)

See accompanying notes to the financial statements.

15

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Forward Currency Contracts — continued

Settlement Date	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
5/23/08	GBP	6,539,892	$12,919,361	$(233,736)
5/23/08	GBP	6,539,892	12,919,361	(243,676)
5/23/08	GBP	6,738,071	13,310,857	(250,852)
5/23/08	HKD	12,808,014	1,648,346	(3,404)
5/23/08	HKD	12,808,014	1,648,346	(3,220)
5/23/08	HKD	13,196,136	1,698,296	(3,355)
5/23/08	JPY	306,239,000	2,961,586	(74,145)
5/23/08	NOK	4,995,763	951,997	(23,796)
5/23/08	NOK	4,995,763	951,997	(22,289)
5/23/08	NZD	1,007,667	795,108	(18,000)
5/23/08	NZD	1,007,667	795,108	(17,945)
5/23/08	NZD	1,007,667	795,108	(17,804)
			$107,056,181	$(2,548,523)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
3	CAC40	March 2008	$218,500	$(530)
41	DAX	March 2008	10,501,366	(1,491,873)
47	MSCI Singapore	March 2008	2,510,216	(71,077)
62	TOPIX	March 2008	7,880,546	(947,286)
			$21,110,628	$(2,510,766)
Sales
23	FTSE 100	March 2008	$2,665,349	$193,492
5	IBEX 35	March 2008	1,002,359	1,568
68	S&P 500 E-Mini	March 2008	4,526,420	(21,556)
			$8,194,128	$173,504

As of February 29, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

16

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 29, 2008, 47.55% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

See accompanying notes to the financial statements.

17

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value, including securities on loan of $3,402,753 (cost $528,393,961) (Note 2)	$514,636,629
Cash	17,419
Foreign currency, at value (cost $236,938) (Note 2)	242,707
Receivable for investments sold	196,362
Receivable for Fund shares sold	2,841
Dividends and interest receivable	1,013,244
Foreign taxes receivable	35,770
Unrealized appreciation on open forward currency contracts (Note 2)	4,673,086
Receivable for collateral on open futures contracts (Note 2)	2,455,000
Receivable for expenses reimbursed by Manager (Note 3)	43,790
Total assets	523,316,848
Liabilities:
Collateral on securities loaned, at value (Note 2)	3,664,337
Payable for investments purchased	392,833
Payable to affiliate for (Note 3):
Management fee	191,505
Shareholder service fee	52,963
Trustees and Chief Compliance Officer of GMO Trust fees	570
Unrealized depreciation on open forward currency contracts (Note 2)	2,552,362
Payable for variation margin on open futures contracts (Note 2)	242,516
Accrued expenses	203,274
Total liabilities	7,300,360
Net assets	$516,016,488

See accompanying notes to the financial statements.

18

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008 — (Continued)

Net assets consist of:
Paid-in capital	$521,124,328
Accumulated undistributed net investment income	4,927,285
Accumulated net realized gain	3,928,946
Net unrealized depreciation	(13,964,071)
$516,016,488
Net assets attributable to:
Class III shares	$309,608,755
Class IV shares	$206,407,733
Shares outstanding:
Class III	14,151,927
Class IV	9,425,247
Net asset value per share:
Class III	$21.88
Class IV	$21.90

See accompanying notes to the financial statements.

19

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends (net of withholding taxes of $814,721)	$13,076,931
Interest	925,879
Securities lending income	314,855
Total investment income	14,317,665
Expenses:
Management fee (Note 3)	2,420,497
Shareholder service fee – Class III (Note 3)	439,267
Shareholder service fee – Class IV (Note 3)	222,155
Custodian and fund accounting agent fees	407,631
Transfer agent fees	41,758
Audit and tax fees	69,471
Legal fees	11,033
Trustees fees and related expenses (Note 3)	4,925
Registration fees	4,313
Miscellaneous	8,352
Total expenses	3,629,402
Fees and expenses reimbursed by Manager (Note 3)	(540,514)
Expense reductions (Note 2)	(3,647)
Net expenses	3,085,241
Net investment income (loss)	11,232,424
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	29,387,939
Closed futures contracts	2,042,708
Foreign currency, forward contracts and foreign currency related transactions	8,114,385
Net realized gain (loss)	39,545,032
Change in net unrealized appreciation (depreciation) on:
Investments	(62,574,177)
Open futures contracts	(2,880,405)
Foreign currency, forward contracts and foreign currency related transactions	1,870,606
Net unrealized gain (loss)	(63,583,976)
Net realized and unrealized gain (loss)	(24,038,944)
Net increase (decrease) in net assets resulting from operations	$(12,806,520)

See accompanying notes to the financial statements.

20

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$11,232,424	$6,739,059
Net realized gain (loss)	39,545,032	15,932,679
Change in net unrealized appreciation (depreciation)	(63,583,976)	26,314,621
Net increase (decrease) in net assets from operations	(12,806,520)	48,986,359
Distributions to shareholders from:
Net investment income
Class III	(8,471,254)	(3,430,167)
Class IV	(5,941,447)	(1,996,536)
Total distributions from net investment income	(14,412,701)	(5,426,703)
Net realized gains
Class III	(22,082,339)	(6,179,695)
Class IV	(15,851,765)	(3,819,305)
Total distributions from net realized gains	(37,934,104)	(9,999,000)
	(52,346,805)	(15,425,703)
Net share transactions (Note 7):
Class III	66,739,553	83,907,560
Class IV	21,793,212	57,645,131
Increase (decrease) in net assets resulting from net share transactions	88,532,765	141,552,691
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	253,528	239,083
Class IV	—	156,000
Increase in net assets resulting from purchase premiums and redemption fees	253,528	395,083
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	88,786,293	141,947,774
Total increase (decrease) in net assets	23,632,968	175,508,430
Net assets:
Beginning of period	492,383,520	316,875,090
End of period (including accumulated undistributed net investment income of $4,927,285 and distributions in excess of net investment income of $413,847, respectively)	$516,016,488	$492,383,520

See accompanying notes to the financial statements.

21

GMO Developed World Stock Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006(a)
Net asset value, beginning of period	$24.58		$22.24	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.54		0.43	0.15
Net realized and unrealized gain (loss)	(0.74)		2.84	2.15
Total from investment operations	(0.20)		3.27	2.30
Less distributions to shareholders:
From net investment income	(0.67)		(0.32)	(0.06)
From net realized gains	(1.83)		(0.61)	—
Total distributions	(2.50)		(0.93)	(0.06)
Net asset value, end of period	$21.88		$24.58	$22.24
Total Return(b)	(1.73)%		14.87%	11.51	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$309,609		$282,446	$179,466
Net expenses to average daily net assets	0.62	%(c)	0.62%	0.62	%*
Net investment income to average daily net assets	2.15%		1.83%	1.27	%*
Portfolio turnover rate	53%		43%	15	%**††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.12%	0.20	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02		$0.03	$0.07

†  Calculated using average shares outstanding throughout the period.

(a)  Period from August 1, 2005 (commencement of operations) through February 28, 2006.

(b)  The total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions. Calculations exclude purchase premiums and redemption fees which are borne by the shareholder.

(c)  The net expense ratio does not include the effect of expense reductions.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover rate of the Fund for the period August 1, 2005 through February 28, 2006.

See accompanying notes to the financial statements.

22

GMO Developed World Stock Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006(a)
Net asset value, beginning of period	$24.59		$22.25	$20.24
Income (loss) from investment operations:
Net investment income (loss)†	0.56		0.45	0.12
Net realized and unrealized gain (loss)	(0.74)		2.82	1.95
Total from investment operations	(0.18)		3.27	2.07
Less distributions to shareholders:
From net investment income	(0.68)		(0.32)	(0.06)
From net realized gains	(1.83)		(0.61)	—
Total distributions	(2.51)		(0.93)	(0.06)
Net asset value, end of period	$21.90		$24.59	$22.25
Total Return(b)	(1.66)%		14.88%	10.23	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$206,408		$209,937	$137,409
Net expenses to average daily net assets	0.57	%(c)	0.57%	0.57	%*
Net investment income to average daily net assets	2.22%		1.93%	1.20	%*
Portfolio turnover rate	53%		43%	15	%**††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.12%	0.17	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	—	(d)	$0.02	$0.06

†  Calculated using average shares outstanding throughout the period.

(a)  Period from September 1, 2005 (commencement of operations) through February 28, 2006.

(b)  The total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions. Calculations exclude purchase premiums and redemption fees which are borne by the shareholder.

(c)  The net expense ratio does not include the effect of expense reductions.

(d)  For the year ended February 29, 2008, the class received no purchase premiums or redemption fees.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover rate of the Fund for the period August 1, 2005 through February 28, 2006.

See accompanying notes to the financial statements.

23

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Developed World Stock Fund (the "Fund"), which commenced operations on August 1, 2005, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the MSCI World Index. The Fund typically makes equity investments in companies from the world's developed markets, including the U.S.

Throughout the year ended February 29, 2008, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder service fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

24

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price

25

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of

26

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

27

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had loaned securities valued by the Fund at $3,402,753, collateralized by cash in the amount of $3,664,337, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net

28

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to passive foreign investment company transactions, losses on wash sale transactions, foreign currency transactions and derivative contract tansactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$8,521,409	$(8,521,408)	$(1)

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$22,308,523	$12,486,683
Long-term capital gains	30,038,282	2,939,020
Total distributions	$52,346,805	$15,425,703

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$7,001,488
Undistributed long-term capital gain	$4,422,310

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$528,908,745	$42,886,550	$(57,158,666)	$(14,272,116)

29

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchase and redemption of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.25% of the amount invested or redeemed. An additional purchase premium and redemption fee of 0.005% is charged for any purchases/redemptions (or any portion of a purchase/redemption) effected in a currency other than the U.S. dollar. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in-capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

30

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.47% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and

31

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.47% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008, was $4,281 and $2,036, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $333,949,767 and $260,206,165, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 39.98% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, there were no shares held by related parties.

32

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	2,679,838	$67,974,333	3,144,280	$77,151,938
Shares issued to shareholders in reinvestment of distributions	1,157,471	28,331,295	380,037	9,070,500
Shares repurchased	(1,177,880)	(29,566,075)	(99,934)	(2,314,878)
Purchase premiums	—	170,362	—	232,152
Redemption fees	—	83,166	—	6,931
Net increase (decrease)	2,659,429	$66,993,081	3,424,383	$84,146,643
	Year Ended February 29, 2008		Year Ended February 28, 2007
Class IV:	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,117,902	$51,844,000
Shares issued to shareholders in reinvestment of distributions	889,056	21,793,212	243,970	5,801,131
Shares repurchased	—	—	—	—
Purchase premiums	—	—	—	156,000
Redemption fees	—	—	—	—
Net increase (decrease)	889,056	$21,793,212	2,361,872	$57,801,131

33

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Developed World Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Developed World Stock Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

34

GMO Developed World Stock Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.62%	$1,000.00	$929.00	$2.97
2) Hypothetical	0.62%	$1,000.00	$1,021.78	$3.12
Class IV
1) Actual	0.57%	$1,000.00	$929.00	$2.73
2) Hypothetical	0.57%	$1,000.00	$1,022.03	$2.87

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

35

GMO Developed World Stock Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $30,038,282 from long-term capital gains.

For taxable, non-corporate shareholders, 44.98% of the Fund's income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 20.04% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $7,895,822 or if determined to be different, the qualified short-term gains of such year.

36

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

37

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

38

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present);
Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

39

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

40

GMO Emerging Countries Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Countries Fund returned +30.7% for the fiscal year ended February 29, 2008, as compared to +32.9% for the S&P/IFC (Investable) Composite Index. The Fund was invested substantially in emerging markets equities throughout the fiscal year.

Country selection detracted 2.2% from performance during the period. The Fund's overweight in Brazil and underweights in Russia and South Africa contributed to performance. The Fund's underweight in India and overweights in Korea and Taiwan detracted from performance.

Stock selection was flat during the fiscal year. Stock selection was successful in China, India, Indonesia, and Taiwan. Stock selection in Korea detracted from performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class M shares will vary due to different fees.

GMO Emerging Countries Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	83.0%
Preferred Stocks	12.5
Short-Term Investments	3.5
Rights and Warrants	0.0
Other	1.0
100.0%
Country Summary	% of Equity Investments
Brazil	19.3%
South Korea	16.4
Taiwan	12.6
Russia	11.2
China	9.5
Thailand	5.4
India	5.4
Malaysia	4.6
South Africa	4.0
Turkey	3.2
Indonesia	1.9
Israel	1.6
Philippines	1.2
Hungary	1.2
Poland	1.1
Chile	0.7
Mexico	0.6
Pakistan	0.1
100.0%

1

GMO Emerging Countries Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Industry Sector Summary	% of Equity Investments
Energy	24.0%
Financials	20.3
Materials	16.5
Information Technology	10.4
Telecommunication Services	9.0
Industrials	9.0
Consumer Discretionary	4.7
Consumer Staples	3.1
Utilities	2.0
Health Care	1.0
100.0%

2

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 83.0%
	Brazil — 7.0%
24,400	B2W Companhia Global do Varejo	1,024,422
7,880	Banco Bradesco SA Sponsored ADR	247,353
102,440	Banco do Brasil SA	1,712,482
60,100	Bolsa de Mercadorias e Futuros	640,768
6,500	Bovespa Holding SA	101,857
2,734	Companhia de Bebidas das Americas	206,937
1,920	Companhia Energetica de Minas Gerais Sponsored ADR	36,538
41,309	Companhia Saneamento Basico Sao Paulo	981,977
34,314	Companhia Siderurgica Nacional SA	1,280,358
83,000	Companhia Vale do Rio Doce	2,879,061
68,370	Companhia Vale do Rio Doce ADR	2,382,011
24,700	Cyrela Brazil Realty SA	394,359
25,400	Electrobras (Centro)	373,543
9,100	Empresa Brasileira de Aeronautica SA Sponsored ADR	403,312
49,100	Investimentos Itau SA	522,328
93,670	Petroleo Brasileiro SA (Petrobras)	5,411,601
47,830	Petroleo Brasileiro SA (Petrobras) ADR	5,612,372
22,023	Souza Cruz SA	641,117
7,100	Tele Norte Leste Participacoes SA	268,281
35,620	Uniao de Bancos Brasileiros SA	482,348
12,400	Unibanco-Uniao de Bancos Brasileiros SA GDR	1,681,688
17,650	Usinas Siderurgicas de Minas Gerais SA	1,059,355
	Total Brazil	28,344,068
	Chile — 0.7%
9,802	Banco de Chile ADR	554,499
12,490	Banco Santander Chile SA ADR	646,482
11,050	Compania Cervecerias Unidas ADR	367,081
25,820	Compania de Telecommunicaciones de Chile ADR	206,818
12,610	Distribucion y Servicio ADR	325,464
41,660	Lan Airlines SA Sponsored ADR	557,411
	Total Chile	2,657,755

See accompanying notes to the financial statements.

3

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	China — 9.1%
474,000	Air China Ltd Class H	444,480
366,000	Aluminum Corp of China Ltd	709,973
60,000	Anhui Conch Cement Co Ltd Class H	462,459
2,200	Baidu.com Inc Sponsored ADR *	552,926
3,218,000	Bank of China Ltd Class H	1,347,943
196,000	China Communications Construction Co Ltd Class H	507,842
2,628,000	China Construction Bank Class H	1,991,137
232,200	China Cosco Holdings Co Ltd	676,123
178,897	China International Marine Containers Co Ltd Class B	320,000
154,000	China Life Insurance Co Ltd Class H	598,024
456,500	China Merchants Bank Co Ltd Class H	1,584,647
140,000	China Merchants Holdings International Co Ltd	751,471
407,964	China Mobile Ltd	6,108,502
3,872	China Mobile Ltd Sponsored ADR	288,929
144,600	China Netcom Group	445,754
1,833,883	China Petroleum & Chemical Corp Class H	2,004,255
178,000	China Resources Enterprise Ltd	631,929
2,460	China Telecom Corp Ltd ADR	180,589
249,400	China Telecom Corp Ltd Class H	183,676
1,294,000	China Travel International Investment Hong Kong Ltd	696,947
1,822,000	CNOOC Ltd	3,025,888
172,000	Cosco Pacific Ltd	370,985
1,024,890	Denway Motors Ltd	518,049
11,020	Focus Media Holding Ltd ADR *	555,077
215,586	Fountain Set Holdings Ltd	43,418
376,100	Guangdong Investments Ltd	199,319
452,000	Huaneng Power International Inc Class H	369,323
1,964,000	Industrial and Commercial Bank of China Ltd Class H	1,362,531
132,000	Kingboard Chemical Holdings Ltd	586,717
190,000	Parkson Retail Group Ltd	1,977,880
2,529,553	PetroChina Co Ltd Class H	3,702,705
234,000	PICC Property & Casualty Co Ltd Class H	245,367
85,000	Ping An Insurance (Group) Co of China Ltd Class H	643,788
3,510,000	Semiconductor Manufacturing International Corp *	281,610

See accompanying notes to the financial statements.

4

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	China — continued
308,400	Shanghai Industrial Holdings Ltd	1,257,622
436,000	Sinofert Holdings Ltd	434,997
492,000	Sinopec Shanghai Petrochemical Co Ltd Class H	230,348
6,250	Suntech Power Holdings Co Ltd ADR *	232,312
	Total China	36,525,542
	Hungary — 1.1%
18,240	MOL Magyar Olaj es Gazipari Nyrt (New Shares)	2,484,780
33,140	OTP Bank Nyrt	1,339,100
2,690	Richter Gedeon Nyrt	580,661
	Total Hungary	4,404,541
	India — 5.1%
11,400	Axis Bank Ltd	286,446
1,160	BF Utilities Ltd *	34,334
6,340	Bharat Heavy Electricals Ltd	356,094
26,820	Bharti Airtel Ltd *	546,661
38,220	Canara Bank Ltd	259,019
78,690	GAIL India Ltd	819,148
74,430	Hindalco Industries Ltd	370,754
5,000	Hindalco Industries Ltd GDR 144A	24,150
53,950	Hindalco Industries Ltd GDR 144A (Registered Shares) (Luxembourg Exchange)	260,578
28,511	Hindustan Zinc Ltd	461,608
2,740	Housing Development Finance Corp Ltd	188,431
16,670	ICICI Bank Ltd	444,290
23,600	Indiabulls Financial Services Ltd	354,169
14,180	Indiabulls Real Estate Ltd *	221,432
17,500	Indiabulls Securities Ltd	164,460
41,550	Indian Oil Corp Ltd	572,587
7,180	Infosys Technologies Ltd	274,089
17,162	Jaiprakash Associates Ltd	110,933
5,080	Jindal Steel & Power Ltd	287,188
13,310	JSW Steel Ltd	347,805
26,670	Larsen & Toubro Ltd	2,314,385

See accompanying notes to the financial statements.

5

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	India — continued
20,047	LIC Housing Finance Ltd	152,722
57,830	Oil & Natural Gas Corp Ltd	1,446,177
48,660	Power Finance Corp	223,975
17,710	Reliance Capital Ltd	793,899
25,940	Reliance Communications Ltd	367,451
14,910	Reliance Energy Ltd	575,504
37,626	Reliance Industries Ltd	2,293,934
107,000	Reliance Natural Resources Ltd *	348,755
122,660	Reliance Petroleum Ltd *	530,993
41,118	Satyam Computer Services Ltd	442,364
4,680	State Bank of India Ltd	243,805
7,794	State Bank of India Ltd GDR	848,030
278,830	Steel Authority of India Ltd	1,742,102
62,828	Tata Steel Ltd	1,240,833
63,704	Wipro Ltd	686,597
	Total India	20,635,702
	Indonesia — 1.8%
283,500	Astra International Tbk PT	850,643
22,217,000	Bakrie & Brothers Tbk PT *	822,767
5,040,000	Bumi Resources Tbk PT	4,158,347
56,390	Infrastructure Development Finance Co Ltd	270,966
7,008,620	Matahari Putra Prima Tbk PT	463,225
710,500	Telekomunikasi Indonesia Tbk PT	752,105
	Total Indonesia	7,318,053
	Israel — 1.5%
241,200	Bank Hapoalim BM	1,030,578
270,930	Bank Leumi Le	1,244,815
13,200	Check Point Software Technologies Ltd *	289,344
35,620	Israel Chemicals Ltd	483,490
29,430	Machteshim Agan Industries Ltd *	245,307
400	Teva Pharmaceutical Industries Ltd	19,533
51,570	Teva Pharmaceutical Industries Ltd Sponsored ADR	2,530,540

See accompanying notes to the financial statements.

6

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Israel — continued
205	The Israel Corp Ltd	219,029
	Total Israel	6,062,636
	Malaysia — 4.4%
71,700	Digi.com Berhad	532,858
667,800	Genting Berhad	1,412,634
182,700	Hong Leong Bank Berhad	317,181
1,085,790	IOI Corp Berhad	2,700,590
177,500	KNM Group Berhad	333,902
104,050	Kuala Lumpur Kepong Berhad	596,702
447,750	Malayan Banking Berhad	1,263,890
229,200	MISC Berhad	640,648
257,300	MISC Berhad (Foreign Registered)	704,154
256,385	Public Bank Berhad	837,567
1,810,500	Resorts World Berhad	2,093,991
775,900	RHB Capital Berhad	1,190,264
665,152	Sime Darby Berhad *	2,415,327
152,009	Tanjong Plc	755,201
344,400	Telekom Malaysia Berhad	1,215,841
190,100	Tenaga Nasional Berhad	533,381
	Total Malaysia	17,544,131
	Mexico — 0.5%
66,100	Alfa SA de CV Class A	413,511
625,238	Cemex SA de CV CPO *	1,716,340
	Total Mexico	2,129,851
	Pakistan — 0.1%
20,650	Attock Refinery Ltd	90,162
20,500	Engro Chemical Pakistan Ltd	104,595
80	Kot Addu Power Co Ltd	69
18,260	MCB Bank Ltd	126,879
69,180	Oil & Gas Development Co Ltd	142,379
	Total Pakistan	464,084

See accompanying notes to the financial statements.

7

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Philippines — 1.2%
76,160	Ayala Corp	802,158
2,659,344	Ayala Land Inc	755,730
617,600	Bank of the Philippine Islands	833,605
26,680	Philippine Long Distance Telephone Co	1,882,498
6,390	Philippine Long Distance Telephone Co Sponsored ADR (a)	453,370
	Total Philippines	4,727,361
	Poland — 1.1%
6,100	Bank Handlowy W Warszawie SA	208,402
22,380	KGHM Polska Miedz SA	1,035,627
69,800	Polski Koncern Naftowy Orlen SA *	1,184,072
56,470	Powszechna Kasa Oszczednosci Bank Polski SA	1,012,321
100,720	Telekomunikacja Polska SA	938,286
	Total Poland	4,378,708
	Russia — 10.5%
13,750	AvtoVAZ	24,750
9,480	Cherepovets MK Severstal	246,480
34,770	Cherepovets MK Severstal GDR (Registered Shares)	886,635
10,800	Evraz Group SA GDR	1,015,200
23,200	Gazprom Neft	135,720
66,100	Gazprom Neft Sponsored ADR	2,082,150
57,000	JSC Mining & Smelting Co ADR	1,664,400
42,900	KamAZ *	248,820
4,100	Lukoil ADR 144A	303,400
33,880	Lukoil Sponsored ADR	2,507,120
31,110	Mobile Telesystems Sponsored ADR	2,552,887
3,300	NovaTek OAO Sponsored GDR	251,460
13,200	Novolipetsk Steel GDR (Registered Shares)	604,824
330,744	OAO Gazprom Sponsored GDR	16,801,795
15,917	OAO Mechel ADR	2,101,840
9,450	OAO Tatneft Sponsored GDR (Registered Shares)	1,185,975
1,678,590	Sberbank RF	5,589,705
16,800	Surgutneftegaz Sponsored ADR	772,800

See accompanying notes to the financial statements.

8

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Russia — continued
55,130	Vimpel-Communications Sponsored ADR	1,914,665
11,620	Wimm-Bill-Dann Foods ADR	1,223,121
9,500	X5 Retail Group NV GDR (Registered Shares) *	320,150
	Total Russia	42,433,897
	South Africa — 3.8%
34,052	Absa Group Ltd	481,996
102,900	African Bank Investments Ltd	405,373
57,067	ArcelorMittal South Africa Ltd	1,353,321
40,167	Aveng Ltd	315,730
37,500	Barloworld Ltd	451,549
19,200	Bidvest Group Ltd	283,131
385,500	FirstRand Ltd	912,323
37,500	Foschini Ltd	198,007
57,900	Freeworld Coatings Ltd *	72,378
10,200	Impala Platinum Holdings Ltd	422,084
18,600	Imperial Holdings Ltd	188,159
117,700	MTN Group Ltd	1,843,098
103,300	Murray & Roberts Holdings Ltd	1,292,286
34,307	Remgro Ltd	884,964
39,200	Reunert Ltd	285,763
92,800	RMB Holdings Ltd	328,394
298,600	Sanlam Ltd	709,617
53,800	Sasol Ltd	2,751,439
89,068	Standard Bank Group Ltd	1,111,601
168,000	Steinhoff International Holdings Ltd	385,853
23,100	Telkom South Africa Ltd	411,909
24,024	Tiger Brands Ltd	427,610
	Total South Africa	15,516,585
	South Korea — 14.8%
750	CJ CheilJedang Corp *	214,445
9,390	Daelim Industrial Co Ltd	1,461,157
10,366	Daewoo Engineering & Construction Co Ltd	221,886

See accompanying notes to the financial statements.

9

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	South Korea — continued
11,700	Daewoo International Corp	441,694
4,240	DC Chemical Co Ltd	1,517,313
15,939	Dongbu Insurance Co Ltd	631,074
12,380	Dongkuk Steel Mill Co Ltd	553,782
6,850	Doosan Heavy Industries and Construction Co	989,424
7,540	GS Holdings Corp	365,552
14,820	Hana Financial Group Inc	657,608
14,218	Hanjin Heavy Industries & Construction Co Ltd	871,038
12,811	Hanjin Heavy Industries & Construction Holdings Co Ltd *	453,598
9,486	Hanwha Corp	576,990
2,098	Honam Petrochemical Corp	204,037
33,760	Hynix Semiconductor Inc *	868,151
10,739	Hyundai Engineering & Construction	965,857
5,020	Hyundai Heavy Industries	1,988,022
30,800	Hyundai Marine & Fire Insurance Co Ltd	688,867
1,135	Hyundai Mipo Dockyard	319,375
17,380	Hyundai Mobis	1,334,071
30,280	Hyundai Motor Co	2,123,147
15,140	Hyundai Steel Co	1,171,359
34,940	Industrial Bank of Korea	563,328
8,810	Kangwon Land Inc	192,867
2,280	KCC Corp	1,344,221
30,280	Kookmin Bank	1,866,144
800	Kookmin Bank ADR *	48,984
52,310	Korea Exchange Bank	731,497
8,677	Korea Gas Corp	647,216
412	Korea Iron & Steel Co Ltd	33,385
40	Korea Zinc Co Ltd	6,040
8,116	Korean Air Lines Co Ltd	613,199
840	KT Corp	41,301
34,000	KT Corp ADR *	825,860
7,150	KT Freetel Co Ltd *	186,476
32,914	KT&G Corp	2,715,616
14,500	KT&G Corp GDR 144A *	594,645

See accompanying notes to the financial statements.

10

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	South Korea — continued
606	Kumho Industrial Co Ltd	29,434
8,180	LG Chemicals Ltd	683,690
13,860	LG Corp	963,987
14,060	LG Electronics Inc	1,514,311
58,010	LG Philips LCD Co Ltd	2,756,031
2,810	Mirae Asset Securities Co Ltd	400,677
12,989	NHN Corp *	2,882,739
1,890	Oriental Brewery Co Ltd *	362,153
6,240	POSCO	3,432,144
19,980	Samsung Corp	1,218,870
7,228	Samsung Electronics Co Ltd	4,236,853
9,220	Samsung Fire & Marine Insurance Co Ltd	1,822,540
12,270	Samsung Heavy Industries Co Ltd	406,749
6,350	Samsung Securities	440,926
59,775	Shinhan Financial Group Co Ltd	3,220,008
2,080	Shinsegae Co Ltd	1,291,519
11,881	SK Energy Co Ltd	1,613,121
54,740	SK Telecom Co Ltd ADR	1,226,176
4,290	S-Oil Corp	303,119
5,410	STX Shipping Co Ltd	213,713
18,160	Taihan Electric Wire Co Ltd	884,830
32,881	Woori Finance Holdings Co Ltd	588,815
	Total South Korea	59,521,631
	Taiwan — 12.1%
459,516	Asustek Computer Inc	1,268,608
1,006,863	AU Optronics Corp	1,920,478
412,000	Cathay Financial Holding Co Ltd	1,032,282
1,612,080	Chi Mei Optoelectronics Corp	2,120,395
2,460,429	China Development Financial Holding Corp	1,007,499
763,723	China Steel Corp	1,128,388
1,709,604	Chinatrust Financial Holding Co Ltd *	1,528,402
1,307,327	Chunghwa Telecom Co Ltd	3,250,442
7,240	Chungwa Telecom Co Ltd ADR	177,670

See accompanying notes to the financial statements.

11

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Taiwan — continued
940,799	Compal Electronics Inc	847,924
213,028	D-Link Corp	338,441
1,099,549	Far Eastern Textile Co Ltd	1,791,427
1,254,486	First Financial Holding Co Ltd	1,119,940
989,039	Formosa Chemicals & Fibre Co	2,403,530
131,000	Formosa Petrochemical Corp	362,480
1,037,178	Formosa Plastics Corp	2,795,905
134,320	Foxconn Technology Co Ltd	876,281
777,000	Hannstar Display Corp *	334,224
95,800	High Tech Computer Corp	1,977,668
555,557	Hon Hai Precision Industry Co Ltd	3,314,520
414,443	Lite-On Technology Corp	566,143
233,334	MediaTek Inc	2,616,961
1,553,417	Nan Ya Plastics Corp	3,658,376
149,339	Novatek Microelectronics Corp Ltd	525,496
669,914	Quanta Computer Inc	878,223
474,341	Siliconware Precision Industries Co	772,988
1,201,805	Taiwan Cement Corp	2,138,097
64,000	Taiwan Fertilizer Co Ltd	249,624
475,787	Taiwan Mobile Co Ltd	806,048
1,759,455	Taiwan Semiconductor Manufacturing Co Ltd	3,437,172
17,450	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	169,963
191,000	U-Ming Marine Transport Co	525,150
187,000	Unimicron Technology Corp	282,168
479,000	Wistron Corp	791,005
1,875,000	Yuanta Financial Holding Co Ltd *	1,643,808
	Total Taiwan	48,657,726
	Thailand — 5.2%
338,690	Advanced Info Service Pcl (Foreign Registered) (b)	1,115,365
225,440	Bangkok Bank Pcl NVDR (b)	920,459
261,300	Bangkok Dusit Medical Service Pcl (Foreign Registered) (b)	276,243
914,780	Bank of Ayudhya Pcl NVDR (b)	707,041
81,340	Banpu Pcl (Foreign Registered) (b)	1,218,689

See accompanying notes to the financial statements.

12

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Thailand — continued
50,000	Banpu Pcl NVDR (b)	749,133
993,640	BEC World Pcl (Foreign Registered) (b)	859,029
3,608,950	IRPC Pcl (Foreign Registered) (b)	679,446
2,212,670	Italian Thai Development Pcl (Foreign Registered) * (b)	624,005
327,000	Kasikornbank Pcl (Foreign Registered) (b)	916,660
176,560	Kasikornbank Pcl NVDR (b)	486,645
1,020,000	Krung Thai Bank Pcl (Foreign Registered) (b)	346,751
615,054	PTT Aromatics & Refining Pcl (Foreign Registered) * (b)	825,609
390,000	PTT Exploration & Production Pcl (Foreign Registered) (b)	1,963,023
508,222	PTT Pcl (Foreign Registered) (b)	5,435,053
77,039	Siam Cement Pcl NVDR (b)	523,591
466,000	Siam Commercial Bank Pcl (Foreign Registered) (b)	1,277,256
297,400	Thai Airways International Pcl (Foreign Registered) (b)	301,585
515,770	Thai Oil Pcl (Foreign Registered) (b)	1,275,365
254,240	Thoresen Thai Agencies Pcl (Foreign Registered) (b)	379,742
	Total Thailand	20,880,690
	Turkey — 3.0%
211,158	Akbank TAS	1,117,797
246,970	Dogan Sirketler Grubu Holdings AS *	310,731
160,618	Eregli Demir ve Celik Fabrikalari TAS	1,129,393
165,730	KOC Holding AS *	624,166
61,834	Tupras-Turkiye Petrol Rafineriler AS	1,567,681
41,720	Turk Hava Yollari Anonim Ortakligi *	247,879
192,897	Turkcell Iletisim Hizmet AS	1,905,895
464,070	Turkiye Garanti Bankasi	2,752,177
52,650	Turkiye Halk Bankasi AS *	333,160
277,830	Turkiye IS Bankasi Class C	1,274,330
256,110	Turkiye Vakiflar Bankasi TAO Class D	598,716
190,010	Yapi Ve Kredi Bankasi AS *	429,496
	Total Turkey	12,291,421
	TOTAL COMMON STOCKS (COST $284,841,600)	334,494,382

See accompanying notes to the financial statements.

13

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	PREFERRED STOCKS — 12.5%
	Brazil — 11.4%
53,500	Aracruz SA Class B (Registered) 5.55%	386,911
68,364	Banco Bradesco SA 0.32%	2,134,480
116,300	Banco Itau Holding Financeira SA 2.81%	2,929,679
29,600	Bradespar SA 0.28%	770,150
13,600	Brasil Telecom Participacoes SA 4.46%	189,794
28,932	Brasil Telecom SA 3.98%	321,296
63,509	Companhia Energetica de Minas Gerais 2.29%	1,209,266
26,200	Companhia Paranaense de Energia Class B 2.20%	426,209
245,956	Companhia Vale do Rio Doce Class A 0.05%	7,251,710
26,800	Electrobras (Centro) SA Class B 6.09%	393,022
31,900	Gerdau Metalurgica SA 2.65%	1,405,328
90,004	Gerdau SA 2.11%	2,941,057
429,269	Itausa-Investimentos Itau SA 0.11%	2,728,781
29,600	Net Servicos de Comunicacoa SA *	325,738
300,612	Petroleo Brasileiro SA (Petrobras) 0.43%	14,478,651
16,730	Petroleo Brasileiro SA Sponsored ADR 0.38%	1,638,369
143,700	Sadia SA 3.09%	812,354
21,220	Tele Norte Leste Participacoes ADR 3.52%	531,137
62,700	Tele Norte Leste Participacoes SA 0.19%	1,564,997
16,100	Telecomunicacoes de Sao Paulo SA 6.72%	460,027
21,100	Telemar Norte Leste SA Class A 3.67%	1,135,415
34,400	Usinas Siderrurgicas de Minas Gerais SA Class A 2.26%	1,993,495
	Total Brazil	46,027,866
	India — 0.0%
48,141	Tata Steel Ltd *	151,587
	Russia — 0.2%
560	Transneft 0.66%	814,800

See accompanying notes to the financial statements.

14

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	South Korea — 0.9%
8,600	Hyundai Motor Co 3.86%	245,918
14,660	Hyundai Motor Co 4.03%	422,155
6,362	Samsung Electronics Co Ltd (Non Voting) 3.69%	2,731,083
	Total South Korea	3,399,156
	TOTAL PREFERRED STOCKS (COST $26,826,473)	50,393,409
	RIGHTS AND WARRANTS — 0.0%
	Brazil — 0.0%
978	Banco Bradesco SA Rights, Expires 02/22/08 * (c)	2,573
325	Net Servicos de Comunicacao SA Right, Expires 03/07/08 *	23
	Total Brazil	2,596
	India — 0.0%
936	State Bank of India Rights, Expires 03/18/08 *	10,496
	Thailand — 0.0%
116,526	True Corp Pcl Warrants, Expires 04/03/08 * (b)	—
	TOTAL RIGHTS AND WARRANTS (COST $10,481)	13,092
	SHORT-TERM INVESTMENTS — 3.5%
13,400,000	Bank of America Time Deposit, 3.05%, due 03/03/08	13,400,000
442,500	Bank of New York Mellon Institutional Cash Reserves Fund (d)	442,500
	TOTAL SHORT-TERM INVESTMENTS (COST $13,842,500)	13,842,500
	TOTAL INVESTMENTS — 99.0% (Cost $325,521,054)	398,743,383
	Other Assets and Liabilities (net) — 1.0%	4,182,564
	TOTAL NET ASSETS — 100.0%	$402,925,947

See accompanying notes to the financial statements.

15

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  As of February 29, 2008, these rights have been exercised but shares have not yet been credited to the Fund.

(d)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 29, 2008, 60.01% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.

16

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value, including securities on loan of $425,700 (cost $325,521,054) (Note 2)	$398,743,383
Cash	21,285
Foreign currency, at value (cost $3,602,523) (Note 2)	3,604,346
Receivable for investments sold	1,675,730
Receivable for Fund shares sold	4,022,753
Dividends and interest receivable	1,484,199
Foreign taxes receivable	261,778
Receivable for expenses reimbursed by Manager (Note 3)	121,364
Total assets	409,934,838
Liabilities:
Collateral on securities loaned, at value (Note 2)	442,500
Payable for investments purchased	1,657,378
Payable for Fund shares repurchased	4,069,009
Accrued capital gain and repatriation taxes payable (Note 2)	35,921
Payable to affiliate for (Note 3):
Management fee	203,528
Shareholder service fee	43,333
Administration fee – Class M	4,848
Trustees and Chief Compliance Officer of GMO Trust fees	481
Payable for 12b-1 fee – Class M	12,926
Accrued expenses	538,967
Total liabilities	7,008,891
Net assets	$402,925,947

See accompanying notes to the financial statements.

17

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008 — (Continued)

Net assets consist of:
Paid-in capital	$287,496,404
Distributions in excess of net investment income	(1,034,768)
Accumulated net realized gain	43,228,643
Net unrealized appreciation	73,235,668
$402,925,947
Net assets attributable to:
Class III shares	$371,540,398
Class M shares	$31,385,549
Shares outstanding:
Class III	24,344,633
Class M	2,082,814
Net asset value per share:
Class III	$15.26
Class M	$15.07

See accompanying notes to the financial statements.

18

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends (net of withholding taxes of $1,319,123)	$9,673,520
Interest	487,137
Securities lending income	31,044
Total investment income	10,191,701
Expenses:
Management fee (Note 3)	2,738,143
Shareholder service fee – Class III (Note 3)	580,553
12b-1 fee – Class M (Note 3)	85,544
Administration fee – Class M (Note 3)	68,435
Custodian and fund accounting agent fees	1,270,760
Transfer agent fees	47,979
Audit and tax fees	82,405
Legal fees	10,540
Trustees fees and related expenses (Note 3)	4,110
Registration fees	19,903
Miscellaneous	8,202
Total expenses	4,916,574
Fees and expenses reimbursed by Manager (Note 3)	(131,074)
Expense reductions (Note 2)	(2,623)
Net expenses	4,782,877
Net investment income (loss)	5,408,824
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax of $348,376) (Note 2)	119,077,558
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $5,493) (Note 2)	(330,903)
Net realized gain (loss)	118,746,655
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains tax accrual of $17,159) (Note 2)	(14,535,972)
Foreign currency, forward contracts and foreign currency related transactions	41,730
Net unrealized gain (loss)	(14,494,242)
Net realized and unrealized gain (loss)	104,252,413
Net increase (decrease) in net assets resulting from operations	$109,661,237

See accompanying notes to the financial statements.

19

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,408,824	$6,550,482
Net realized gain (loss)	118,746,655	124,974,708
Change in net unrealized appreciation (depreciation)	(14,494,242)	(76,541,791)
Net increase (decrease) in net assets from operations	109,661,237	54,983,399
Distributions to shareholders from:
Net investment income
Class III	(6,266,144)	(6,274,494)
Class M	(465,425)	(451,963)
Total distributions from net investment income	(6,731,569)	(6,726,457)
Net realized gains
Class III	(113,812,595)	(97,439,141)
Class M	(10,207,292)	(9,313,319)
Total distributions from net realized gains	(124,019,887)	(106,752,460)
	(130,751,456)	(113,478,917)
Net share transactions (Note 7):
Class III	51,505,212	46,234,476
Class M	3,819,194	(22,200,886)
Increase (decrease) in net assets resulting from net share transactions	55,324,406	24,033,590
Total increase (decrease) in net assets	34,234,187	(34,461,928)
Net assets:
Beginning of period	368,691,760	403,153,688
End of period (including distributions in excess of net investment income of $1,034,768 and $1,208,158, respectively)	$402,925,947	$368,691,760

See accompanying notes to the financial statements.

20

GMO Emerging Countries Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006		2005		2004
Net asset value, beginning of period	$16.04		$19.20	$15.99		$14.99		$8.54
Income (loss) from investment operations:
Net investment income (loss)	0.23	†	0.32 †	0.28	†	0.30	†	0.18
Net realized and unrealized gain (loss)	4.87		2.50	5.09		3.43		6.71
Total from investment operations	5.10		2.82	5.37		3.73		6.89
Less distributions to shareholders:
From net investment income	(0.30)		(0.36)	(0.35)		(0.31)		(0.22)
From net realized gains	(5.58)		(5.62)	(1.81)		(2.42)		(0.22)
Total distributions	(5.88)		(5.98)	(2.16)		(2.73)		(0.44)
Net asset value, end of period	$15.26		$16.04	$19.20		$15.99		$14.99
Total Return	30.68	%(a)	16.20%	36.38	%(a)	28.76	%(a)	81.45	%(a)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$371,540		$339,268	$346,018		$249,005		$249,844
Net expenses to average daily net assets	1.11	%(b)	1.06%	1.10%		1.10%		1.16%
Net investment income to average daily net assets	1.31%		1.74%	1.68%		2.12%		1.82%
Portfolio turnover rate	72%		58%	35%		53%		57%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		—	0.01%		0.05%		0.06%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

21

GMO Emerging Countries Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006		2005		2004
Net asset value, beginning of period	$15.90		$19.05	$15.87		$14.91		$8.51
Income (loss) from investment operations:
Net investment income (loss)	0.18	†	0.30 †	0.27	†	0.26	†	0.11
Net realized and unrealized gain (loss)	4.82		2.44	5.00		3.39		6.71
Total from investment operations	5.00		2.74	5.27		3.65		6.82
Less distributions to shareholders:
From net investment income	(0.25)		(0.27)	(0.28)		(0.27)		(0.20)
From net realized gains	(5.58)		(5.62)	(1.81)		(2.42)		(0.22)
Total distributions	(5.83)		(5.89)	(2.09)		(2.69)		(0.42)
Net asset value, end of period	$15.07		$15.90	$19.05		$15.87		$14.91
Total Return	30.29	%(a)	15.89%	35.99	%(a)	28.30	%(a)	80.98	%(a)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$31,386		$29,423	$57,136		$69,109		$58,346
Net expenses to average daily net assets	1.41	%(b)	1.36%	1.39%		1.40%		1.45%
Net investment income to average daily net assets	0.99%		1.63%	1.65%		1.82%		1.27%
Portfolio turnover rate	72%		58%	35%		53%		57%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		—	0.01%		0.05%		0.06%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding during the period.

See accompanying notes to the financial statements.

22

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Emerging Countries Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the S&P/IFC (Investable) Composite Index. The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed countries, which excludes countries that are included in the MSCI EAFE Index.

Throughout the year ended February 29, 2008, the Fund had two classes of shares outstanding: Class III and Class M. Class M shares bear an administration fee and a 12b-1 fee while Class III shares bear a shareholder service fee (See Note 3). The principal economic difference between the classes of shares is the type and level of fees.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to

23

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. There were no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or

24

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or

25

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ

26

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had loaned securities valued by the Fund at $425,700, collateralized by cash in the amount of $442,500, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

27

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The accrual for capital gains and repatriation taxes is included in net unrealized gain (loss) in the Statement of Operations. For the year ended February 29, 2008, the Fund incurred $348,376 in capital gains taxes which is included in net realized gain (loss) in the Statement of Operations.

The Fund is currently subject to a Taiwanese security transaction tax of 0.3% of the transaction amount on equities and 0.1% of the transaction amount on corporate bonds and mutual fund shares, which must be paid by the Fund upon the sale or transfer of any portfolio securities subject to such tax.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. The CPMF tax has been included in the net realized gain (loss) on investments throughout the year. For the year ended February 29, 2008, the Fund incurred $5,493 in CPMF tax which is included in net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to passive foreign investment company transactions, losses on wash sale transactions, post-October currency losses and foreign currency transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$1,496,135	$(1,634,115)	$137,980

28

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$22,711,741	$17,374,220
Long-term capital gains	108,039,715	96,104,697
Total distributions	$130,751,456	$113,478,917

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$3,982,667
Undistributed long-term capital gain	$40,961,616

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October currency losses of $594,300.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$327,673,328	$86,549,365	$(15,479,310)	$71,070,055

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

29

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

Investments in securities of issuers in emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets in emerging countries are typically less liquid than those of developed markets. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

30

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.65% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Class M shares of the Fund pay GMO an administration fee monthly at an annual rate of 0.20% of average daily Class M net assets for support services provided to Class M shareholders.

Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of certain other services incidental thereto. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily Class M net assets. This fee may be spent on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding the administration fee (Class M only), distribution (12b-1) fee (Class M only), shareholder service fees (Class III only), fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 1.00% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $3,558 and $1,859 respectively. The compensation and expenses of the CCO

31

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $292,284,768 and $374,390,380, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 27.33% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of this shareholder may have a material effect on the Fund.

As of February 29, 2008, 0.10% of the Fund's shares were held by eight related parties comprised of certain GMO employee accounts, and 18.26% of the Fund's shares were held by accounts for which the Manager has investment discretion.

32

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	957,007	$16,034,781	1,442,762	$27,694,596
Shares issued to shareholders in reinvestment of distributions	6,663,042	113,483,330	5,918,651	97,273,044
Shares repurchased	(4,425,134)	(78,012,899)	(4,234,129)	(78,733,164)
Net increase (decrease)	3,194,915	$51,505,212	3,127,284	$46,234,476
	Year Ended February 29, 2008		Year Ended February 28, 2007
Class M:	Shares	Amount	Shares	Amount
Shares sold	628,963	$10,927,518	917,075	$16,897,698
Shares issued to shareholders in reinvestment of distributions	634,368	10,672,717	598,918	9,765,282
Shares repurchased	(1,031,321)	(17,781,041)	(2,664,680)	(48,863,866)
Net increase (decrease)	232,010	$3,819,194	(1,148,687)	$(22,200,886)

33

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Countries Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Countries Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

34

GMO Emerging Countries Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 though February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	1.12%	$1,000.00	$1,048.00	$5.70
2) Hypothetical	1.12%	$1,000.00	$1,019.29	$5.62
Class M
1) Actual	1.42%	$1,000.00	$1,046.60	$7.23
2) Hypothetical	1.42%	$1,000.00	$1,017.80	$7.12

*  Expenses are calculated using each Class's annualized expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

35

GMO Emerging Countries Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $108,039,715 from long-term capital gains.

During the year ended February 29, 2008, the Fund paid foreign taxes of $1,317,663 and recognized foreign source income of $10,992,643.

For taxable, non-corporate shareholders, 17.55% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $70,408 and $15,980,172, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

36

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

37

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

38

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002-2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

39

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

40

GMO Global Growth Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Global Growth Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global Growth Fund returned +3.1% for the fiscal year ended February 29, 2008, as compared to -0.5% for the MSCI World Index and +3.5% for the S&P/Citigroup PMI World Growth Index. The Fund was invested substantially in global equity securities throughout the period.

Country allocation had minimal impact on relative performance. Among country positions, the positive impact of our underweight to Japan was largely offset by the negative impact from our underweight to Canada.

Sector weightings had a negative impact on performance relative to the Growth index. During the period, an overweight position in Consumer Discretionary and an underweight position in Consumer Staples detracted.

Currency allocation had a positive impact on relative performance as our underweight in the U.S. dollar and overweight in the Swiss franc added value. The U.S. dollar weakened relative to most foreign currencies, which boosted returns for U.S. investors. The MSCI World Index returned almost 6% more in U.S. dollar terms than in local currency.

Among GMO's global quantitative stock selection disciplines, only stocks ranked highly by momentum outperformed significantly (and price momentum did much better than earnings revision momentum). Those stocks favored by intrinsic value underperformed.

Stock selection had a positive impact on relative performance. Among the most significant contributors were holdings in German automaker Volkswagen and Hong Kong Exchanges & Clearing, both of which outperformed. Holdings in Royal Bank of Scotland and Fannie Mae underperformed, which hurt returns.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Global Growth Fund Class III Shares and the S&P/Citigroup PMI World Growth Index As of February 29, 2008

$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
Average Annual Total Returns
1 Year
Since Inception
Class III
7/20/04
2.58%
11.95%
7/20/04
$9,975,000
$15,035,770
$14,900,340
$14,633,280
2004
2005
2006
2007
2008
GMO Global Growth Fund
S&P/Citigroup PMI World Growth Index
MSCI World Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .25% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Global Growth Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.9%
Short-Term Investments	1.4
Preferred Stocks	0.6
Forward Currency Contracts	0.2
Rights and Warrants	0.0
Other	(0.1)
100.0%
Country Summary	% of Equity Investments
United States	45.3%
United Kingdom	9.0
Japan	7.0
Germany	6.5
France	5.0
Finland	4.0
Hong Kong	3.5
Singapore	3.1
Canada	3.1
Australia	2.9
Switzerland	2.5
Denmark	1.6
Norway	1.3
Spain	1.2
Italy	1.1
Netherlands	1.0
Sweden	1.0
Belgium	0.4
Ireland	0.3
Austria	0.2
100.0%

1

GMO Global Growth Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Industry Sector Summary	% of Equity Investments
Information Technology	14.5%
Energy	14.3
Financials	13.7
Health Care	13.5
Industrials	11.3
Consumer Discretionary	9.3
Materials	9.2
Consumer Staples	8.0
Utilities	3.9
Telecommunication Services	2.3
100.0%

2

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 97.9%
	Australia — 2.8%
9,762	BHP Billiton Ltd	353,216
1,580	Commonwealth Bank of Australia	61,184
2,324	CSL Ltd	77,946
694	Macquarie Group Ltd	34,659
3,104	QBE Insurance Group Ltd	64,202
827	Rio Tinto Ltd	103,048
15,616	Telstra Corp Ltd	70,200
3,028	Woodside Petroleum Ltd	158,339
2,326	Woolworths Ltd	62,121
	Total Australia	984,915
	Austria — 0.2%
234	Oesterreichische Elektrizitaetswirtschafts AG Class A	17,319
886	OMV AG	64,018
	Total Austria	81,337
	Belgium — 0.4%
2,924	Fortis	64,598
743	Inbev NV	67,153
67	UCB SA	3,176
	Total Belgium	134,927
	Canada — 3.0%
700	Bank of Nova Scotia	33,988
1,400	Canadian Natural Resources	104,916
1,100	Canadian Pacific Railway Ltd	79,953
1,700	EnCana Corp	129,592
1,200	Husky Energy Inc	50,841
500	Imperial Oil Ltd	28,118
1,800	Potash Corp of Saskatchewan Inc	286,171
2,100	Research In Motion Ltd *	218,758
700	Suncor Energy Inc	72,187

See accompanying notes to the financial statements.

3

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Canada — continued
500	Toronto Dominion Bank	33,477
	Total Canada	1,038,001
	Denmark — 1.5%
7	AP Moller-Maersk A/S	71,931
800	Danske Bank A/S	30,559
564	FLSmidth & Co A/S	52,659
3,900	Novo-Nordisk A/S	266,793
1,100	Vestas Wind Systems A/S *	111,516
	Total Denmark	533,458
	Finland — 4.0%
3,710	Fortum Oyj	154,902
1,858	Kone Oyj	65,011
1,015	Metso Oyj	52,808
21,978	Nokia Oyj	789,617
1,531	Nokian Renkaat Oyj	62,944
1,406	Rautaruukki Oyj	61,302
4,225	Sampo Oyj Class A	114,668
1,085	Wartsila Oyj Class B	74,167
	Total Finland	1,375,419
	France — 4.9%
530	Alstom	111,385
3,232	Arcelor Mittal	245,401
2,098	BNP Paribas	187,561
3,039	Electricite de France	283,447
1,091	Peugeot SA	82,937
5,675	Sanofi-Aventis	419,454
513	Societe Generale	54,891
128	Societe Generale NV (New Shares) *	14,065
3,801	Total SA	286,231
	Total France	1,685,372

See accompanying notes to the financial statements.

4

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Germany — 5.9%
345	Allianz SE (Registered)	59,476
1,325	Altana AG	30,865
1,634	BASF AG	208,949
1,846	Bayer AG	142,067
2,028	Daimler AG (Registered) (a)	168,879
1,008	Deutsche Boerse AG	160,398
1,750	E.ON AG	329,483
219	K&S AG	63,723
762	MAN AG	100,509
21	Merck KGaA	2,611
774	Metro AG	64,194
652	Q-Cells AG *	52,560
1,317	Siemens AG (Registered)	167,949
996	Solarworld AG	45,018
2,014	ThyssenKrupp AG	115,820
1,186	Volkswagen AG	270,046
192	Wacker-Chemie AG	40,784
	Total Germany	2,023,331
	Hong Kong — 3.4%
4,800	Bank of East Asia Ltd	25,782
8,000	Cheung Kong Holdings Ltd	119,499
18,500	CLP Holdings Ltd	144,617
8,600	Esprit Holdings Ltd	108,076
24,000	Hang Lung Properties Ltd	86,180
6,300	Hang Seng Bank Ltd	119,248
32,000	Hong Kong & China Gas	93,185
500	Hong Kong Electric Holdings Ltd	2,832
10,000	Hong Kong Exchanges and Clearing Ltd	189,971
18,000	Li & Fung Ltd	65,472
23,000	New World Development Co Ltd	61,824
9,000	Sun Hung Kai Properties Ltd	156,838
	Total Hong Kong	1,173,524

See accompanying notes to the financial statements.

5

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Ireland — 0.3%
1,734	Allied Irish Banks Plc	35,102
5,593	Bank of Ireland	78,678
	Total Ireland	113,780
	Italy — 1.1%
10,640	ENI SPA	367,412
	Japan — 6.9%
700	Astellas Pharma Inc	30,594
1,200	Canon Inc	53,790
700	Daikin Industries Ltd	31,498
700	Daito Trust Construction Co Ltd	37,975
7,000	Fuji Heavy Industries Ltd	30,537
8,000	Honda Motor Co Ltd	244,203
700	JFE Holdings Inc	31,190
3,200	Komatsu Ltd	81,294
15,000	Marubeni Corp	113,567
2,900	Mitsubishi Corp	88,480
2,000	Mitsubishi Estate Co Ltd	48,741
5,000	Mitsui & Co	108,737
2,000	Mitsui Fudosan Co Ltd	40,608
5,000	Mitsui OSK Lines Ltd	64,939
1,000	Nikon Corp	28,010
800	Nintendo Co Ltd	398,317
10,500	Nippon Mining Holdings Inc	62,190
12,000	Nippon Oil Corp	81,860
10,000	Nippon Steel Corp	52,612
5,000	Nippon Yusen KK	46,202
11,200	Nissan Motor Co	100,721
7	NTT Data Corp	32,757
15,000	Osaka Gas Co Ltd	60,185
4,700	Seven & I Holdings Co Ltd	116,867
1,900	Shin-Etsu Chemical Co Ltd	102,536
900	SUMCO Corp	19,902
3,200	Takeda Pharmaceutical Co Ltd	178,557

See accompanying notes to the financial statements.

6

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — continued
5,000	Tokyo Gas Co Ltd	22,429
2,000	TonenGeneral Sekiyu KK	18,987
5,000	Toshiba Corp	37,504
	Total Japan	2,365,789
	Netherlands — 1.0%
2,145	Heineken NV	120,979
6,658	ING Groep NV	221,257
	Total Netherlands	342,236
	Norway — 1.3%
3,700	DnB NOR ASA	54,122
3,200	Orkla ASA	39,779
10,138	StatoilHydro ASA	308,918
2,100	Telenor ASA *	43,001
	Total Norway	445,820
	Singapore — 3.0%
26,000	Capitaland Ltd	114,869
9,000	City Developments Ltd	75,535
18,000	Keppel Corp Ltd	135,633
19,000	Oversea-Chinese Banking Corp	102,496
6,800	Singapore Airlines Ltd	73,759
11,000	Singapore Exchange Ltd	64,005
43,000	Singapore Technologies Engineering Ltd	103,972
85,320	Singapore Telecommunications	230,852
11,000	United Overseas Bank Ltd	139,473
	Total Singapore	1,040,594
	Spain — 1.2%
137	Acciona SA	34,803
1,239	Gas Natural SDG SA	75,076
701	Inditex SA	36,139
2,174	Repsol YPF SA	74,996

See accompanying notes to the financial statements.

7

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Spain — continued
6,937	Telefonica SA	200,733
	Total Spain	421,747
	Sweden — 1.0%
475	Alfa Laval AB	25,507
1,125	Hennes & Mauritz AB Class B	63,099
3,900	Sandvik AB	65,762
1,200	Scania AB Class B	28,950
400	SSAB Svenskt Stal AB Series A	11,200
2,000	Svenska Cellulosa AB Class B	32,829
1,700	Swedbank AB	45,947
1,500	Tele2 AB Class B	26,365
2,800	Volvo AB Class B	41,569
	Total Sweden	341,228
	Switzerland — 2.5%
6,440	ABB Ltd	160,448
800	Alcon Inc	115,784
178	Nestle SA (Registered)	84,957
7,319	Novartis AG (Registered)	361,506
416	Zurich Financial Services AG	130,046
	Total Switzerland	852,741
	United Kingdom — 8.9%
5,245	AstraZeneca Plc	196,045
18,666	Barclays Plc	174,944
9,030	BG Group Plc	212,846
7,049	BHP Billiton Plc	225,498
2,825	British American Tobacco Plc	105,929
407	Cairn Energy Plc *	21,836
9,639	Centrica Plc	61,543
6,214	GlaxoSmithKline Plc	135,643
13,769	HBOS Plc	163,616
4,475	HSBC Holdings Plc	67,650

See accompanying notes to the financial statements.

8

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United Kingdom — continued
2,255	Imperial Tobacco Group Plc	104,389
5,929	J Sainsbury Plc	41,568
522	London Stock Exchange	13,998
1,622	Next Plc	41,137
29,796	Old Mutual Plc	73,599
3,152	Rio Tinto Plc	354,624
51,044	Royal Bank of Scotland Group	385,920
2,317	Royal Dutch Shell Group Class A (Amsterdam)	82,855
3,258	Royal Dutch Shell Plc A Shares (London)	116,494
2,755	SABMiller Breweries Plc	57,237
2,715	Unilever Plc	85,540
1,390	Vedanta Resources Plc	59,800
68,742	Vodafone Group Inc	221,309
12,410	William Morrison Supermarkets Plc	72,747
	Total United Kingdom	3,076,767
	United States — 44.6%
3,100	3M Co.	243,040
1,900	Abbott Laboratories	101,745
1,000	Abercrombie & Fitch Co.-Class A	77,530
1,800	Accenture Ltd.	63,450
800	ACE Ltd.	44,992
1,000	Adobe Systems, Inc. *	33,650
1,000	Aetna, Inc.	49,600
500	Air Products & Chemicals, Inc.	45,665
1,200	Amazon.com, Inc. *	77,364
1,000	American Express Co.	42,300
3,300	American International Group, Inc.	154,638
200	AmerisourceBergen Corp.	8,344
1,200	Amgen, Inc. *	54,624
1,700	Anadarko Petroleum Corp.	108,358
700	Apache Corp.	80,297
4,500	Apple, Inc. *	562,590
800	Archer-Daniels-Midland Co.	36,080

See accompanying notes to the financial statements.

9

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United States — continued
700	Autodesk, Inc. *	21,763
2,700	Automatic Data Processing, Inc.	107,865
1,500	Avon Products, Inc.	57,090
1,700	Bank of New York Mellon Corp. (The)	74,579
700	Bard (C.R.), Inc.	66,353
2,300	Baxter International, Inc.	135,746
1,200	Becton Dickinson & Co.	108,504
2,400	Bed Bath & Beyond, Inc. *	68,016
2,900	Best Buy Co., Inc.	124,729
2,400	Boston Scientific Corp. *	30,216
700	Bunge Ltd.	77,588
500	Caterpillar, Inc.	36,165
1,200	CH Robinson Worldwide, Inc.	60,924
4,100	Chevron Corp.	355,306
1,500	Chubb Corp.	76,350
1,500	Citrix Systems, Inc. *	49,395
100	CME Group, Inc.	51,330
2,600	Coach, Inc. *	78,832
1,500	Coca Cola Enterprises, Inc.	36,645
6,500	Coca-Cola Co. (The)	379,990
1,500	Cognizant Technologies Solutions Corp.-Class A *	45,315
400	Colgate-Palmolive Co.	30,436
3,942	ConocoPhillips	326,043
500	Constellation Energy Group, Inc.	44,175
1,500	Corning, Inc.	34,845
700	CSX Corp.	33,964
700	Danaher Corp.	51,905
1,500	Deere & Co.	127,815
2,900	Dell, Inc. *	57,565
600	Diamond Offshore Drilling, Inc.	72,498
3,400	eBay, Inc. *	89,624
1,000	Ecolab, Inc.	46,790
7,600	EMC Corp. *	118,104
700	Emerson Electric Co.	35,672

See accompanying notes to the financial statements.

10

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United States — continued
500	Energizer Holdings, Inc. *	46,415
200	Entergy Corp.	20,548
200	Everest Re Group Ltd.	19,376
1,400	Expeditors International of Washington, Inc.	55,048
1,000	Express Scripts, Inc. *	59,100
8,000	Exxon Mobil Corp.	696,080
800	Fastenal Co.	32,528
200	Fluor Corp.	27,850
2,200	Forest Laboratories, Inc. *	87,494
700	Franklin Resources, Inc.	66,059
700	Freeport-McMoRan Copper & Gold, Inc.	70,602
2,600	Gap (The), Inc.	52,442
500	Garmin Ltd.	29,355
700	General Dynamics Corp.	57,295
400	Genzyme Corp. *	28,368
1,700	Gilead Sciences, Inc. *	80,444
200	Goldman Sachs Group, Inc.	33,926
800	Google, Inc.-Class A *	376,944
1,900	Harley-Davidson, Inc.	70,604
700	Hess Corp.	65,226
6,400	Hewlett-Packard Co.	305,728
6,900	Home Depot, Inc.	183,195
1,000	Honeywell International, Inc.	57,540
1,700	Illinois Tool Works, Inc.	83,419
6,100	Intel Corp.	121,695
3,100	International Business Machines Corp.	352,966
400	Jacobs Engineering Group, Inc. *	32,116
15,400	Johnson & Johnson	954,184
700	Johnson Controls, Inc.	23,002
1,700	JPMorgan Chase & Co.	69,105
1,400	Juniper Networks, Inc. *	37,548
1,500	Kroger Co.	36,375
700	Lockheed Martin Corp.	72,240
8,500	Lowe's Cos., Inc.	203,745

See accompanying notes to the financial statements.

11

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United States — continued
1,000	Marathon Oil Corp.	53,160
500	Mastercard, Inc.-Class A	95,000
4,300	McDonald's Corp.	232,673
2,100	McGraw-Hill Cos., Inc.	85,953
500	McKesson Corp.	29,380
2,000	Medco Health Solutions, Inc. *	88,620
1,700	Medtronic, Inc.	83,912
400	MEMC Electronic Materials, Inc. *	30,512
5,100	Merck & Co., Inc.	225,930
1,200	MetLife, Inc.	69,912
424	MGM Mirage *	26,114
9,900	Microsoft Corp.	269,478
700	Molson Coors Brewing Co.-Class B	37,772
2,400	Monsanto Co.	277,632
1,800	National Oilwell Varco, Inc. *	112,140
2,200	Nike, Inc.-Class B	132,440
600	Northern Trust Corp.	40,578
2,200	Nvidia Corp. *	47,058
2,700	Occidental Petroleum Corp.	208,899
12,200	Oracle Corp. *	229,360
700	Paccar, Inc.	30,366
3,000	Paychex, Inc.	94,380
700	Pepsi Bottling Group, Inc.	23,807
7,500	PepsiCo, Inc.	521,700
6,900	Pfizer, Inc.	153,732
700	Praxair, Inc.	56,196
700	Precision Castparts Corp.	77,273
1,000	Prudential Financial, Inc.	72,970
1,800	Qualcomm, Inc.	76,266
800	Rockwell Collins, Inc.	47,120
2,400	Schering-Plough Corp.	52,080
3,300	Schlumberger Ltd.	285,285
1,700	Seagate Technology	36,669
800	Smith International, Inc.	50,424

See accompanying notes to the financial statements.

12

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United States — continued
900	Southern Copper Corp.	102,699
600	SPX Corp.	61,380
1,200	State Street Corp.	94,260
2,200	Stryker Corp.	143,242
3,600	Symantec Corp. *	60,624
3,300	Sysco Corp.	92,598
2,100	TD Ameritrade Holding Corp. *	38,430
1,900	Texas Instruments, Inc.	56,924
1,000	Thermo Fisher Scientific, Inc. *	55,930
2,500	TJX Cos., Inc.	80,000
769	Transocean, Inc. *	108,052
2,700	United Parcel Service, Inc.-Class B	189,648
2,700	United Technologies Corp.	190,377
2,900	UnitedHealth Group, Inc.	134,792
1,000	Valero Energy Corp.	57,770
5,600	Walgreen Co.	204,456
3,400	Wal-Mart Stores, Inc.	168,606
1,900	Walt Disney Co. (The)	61,579
700	Weatherford International Ltd. *	48,244
1,200	Zimmer Holdings, Inc. *	90,348
	Total United States	15,399,716
	TOTAL COMMON STOCKS (COST $34,505,524)	33,798,114
	PREFERRED STOCKS — 0.6%
	Germany — 0.6%
39	Porsche AG (Non Voting) 0.06%	67,621
979	Volkswagen AG 2.02%	136,412
	Total Germany	204,033
	TOTAL PREFERRED STOCKS (COST $167,554)	204,033

See accompanying notes to the financial statements.

13

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	RIGHTS AND WARRANTS — 0.0%
	France — 0.0%
1	Societe Generale Rights, Expires 02/29/08 *(b)	9
	TOTAL RIGHTS AND WARRANTS (COST $7)	9
	SHORT-TERM INVESTMENTS — 1.4%
174,110	Bank of New York Mellon Institutional Cash Reserves Fund (c)	174,110
300,000	BNP Paribas Time Deposit, 3.19%, due 03/03/08	300,000
	TOTAL SHORT-TERM INVESTMENTS (COST $474,110)	474,110
	TOTAL INVESTMENTS — 99.9% (Cost $35,147,195)	34,476,266
	Other Assets and Liabilities (net) — 0.1%	42,308
	TOTAL NET ASSETS — 100.0%	$34,518,574

See accompanying notes to the financial statements.

14

GMO Global Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/23/08	CAD	964,963	$978,836	$26,137
5/23/08	CHF	1,377,295	1,322,991	63,702
5/23/08	JPY	149,403,527	1,444,856	49,588
5/23/08	JPY	149,403,527	1,444,856	50,719
5/23/08	NZD	89,533	70,647	(102)
5/23/08	SEK	4,827,584	779,981	20,726
5/23/08	SGD	801,899	576,819	6,864
			$6,618,986	$217,634
Sales
5/23/08	AUD	742,190	$683,975	$(8,931)
5/23/08	DKK	1,975,842	401,398	(11,939)
5/23/08	EUR	857,349	1,297,849	(38,164)
5/23/08	EUR	857,349	1,297,849	(38,468)
5/23/08	GBP	677,386	1,338,156	(24,864)
5/23/08	HKD	1,082,641	139,332	(272)
5/23/08	JPY	23,820,000	230,359	(5,767)
5/23/08	NOK	2,151,420	409,977	(10,248)
5/23/08	SGD	160,000	115,091	(1,840)
			$5,913,986	$(140,493)

See accompanying notes to the financial statements.

15

GMO Global Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  As of February 29, 2008, the Fund elected to sell these rights but the sale did not occur until after the Fund's year end.

(c)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 29, 2008, 49.38% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

See accompanying notes to the financial statements.

16

GMO Global Growth Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value, including securities on loan of $160,380 (cost $35,147,195) (Note 2)	$34,476,266
Cash	97,159
Foreign currency, at value (cost $83,145) (Note 2)	84,548
Receivable for investments sold	9,230
Receivable for Fund shares sold	1,799
Dividends and interest receivable	55,164
Foreign taxes receivable	5,917
Unrealized appreciation on open forward currency contracts (Note 2)	217,736
Receivable for expenses reimbursed by Manager (Note 3)	31,465
Total assets	34,979,284
Liabilities:
Collateral on securities loaned, at value (Note 2)	174,110
Payable for investments purchased	18,466
Payable to affiliate for (Note 3):
Management fee	11,684
Shareholder service fee	3,729
Trustees and Chief Compliance Officer of GMO Trust fees	27
Unrealized depreciation on open forward currency contracts (Note 2)	140,595
Accrued expenses	112,099
Total liabilities	460,710
Net assets	$34,518,574
Net assets consist of:
Paid-in capital	$35,088,965
Distributions in excess of net investment income	(89,207)
Accumulated net realized gain	109,793
Net unrealized depreciation	(590,977)
$34,518,574
Net assets attributable to:
Class III shares	$34,518,574
Shares outstanding:
Class III	1,448,880
Net asset value per share:
Class III	$23.82

See accompanying notes to the financial statements.

17

GMO Global Growth Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends (net of withholding taxes of $26,386)	$334,441
Interest	33,661
Securities lending income	3,385
Total investment income	371,487
Expenses:
Management fee (Note 3)	79,674
Shareholder service fee – Class III (Note 3)	25,428
Custodian and fund accounting agent fees	129,338
Transfer agent fees	26,751
Audit and tax fees	72,707
Legal fees	1,813
Trustees fees and related expenses (Note 3)	135
Registration fees	92
Miscellaneous	1,811
Total expenses	337,749
Fees and expenses reimbursed by Manager (Note 3)	(232,542)
Expense reductions (Note 2)	(1,551)
Net expenses	103,656
Net investment income (loss)	267,831
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	9,893,105
Closed futures contracts	46,321
Foreign currency, forward contracts and foreign currency related transactions	226,168
Net realized gain (loss)	10,165,594
Change in net unrealized appreciation (depreciation) on:
Investments	(12,245,557)
Open futures contracts	(102,607)
Foreign currency, forward contracts and foreign currency related transactions	58,426
Net unrealized gain (loss)	(12,289,738)
Net realized and unrealized gain (loss)	(2,124,144)
Net increase (decrease) in net assets resulting from operations	$(1,856,313)

See accompanying notes to the financial statements.

18

GMO Global Growth Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$267,831	$794,292
Net realized gain (loss)	10,165,594	3,889,761
Change in net unrealized appreciation (depreciation)	(12,289,738)	3,319,656
Net increase (decrease) in net assets from operations	(1,856,313)	8,003,709
Distributions to shareholders from:
Net investment income
Class III	(576,031)	(474,914)
Net realized gains
Class III	(1,987,132)	(8,279,516)
	(2,563,163)	(8,754,430)
Net share transactions (Note 7):
Class III	(31,353,712)	18,749,599
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	67,093	30,368
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(31,286,619)	18,779,967
Total increase (decrease) in net assets	(35,706,095)	18,029,246
Net assets:
Beginning of period	70,224,669	52,195,423
End of period (including distributions in excess of net investment income of $89,207 and $75,436, respectively)	$34,518,574	$70,224,669

See accompanying notes to the financial statements.

19

GMO Global Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005(a)
Net asset value, beginning of period	$24.59		$25.13	$22.67	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.40		0.31	0.33	0.15
Net realized and unrealized gain (loss)	0.45	(b)	2.56	2.72	2.79
Total from investment operations	0.85		2.87	3.05	2.94
Less distributions to shareholders:
From net investment income	(0.49)		(0.17)	(0.10)	(0.27)
From net realized gains	(1.13)		(3.24)	(0.49)	—
Total distributions	(1.62)		(3.41)	(0.59)	(0.27)
Net asset value, end of period	$23.82		$24.59	$25.13	$22.67
Total Return(c)	3.10%		12.45%	13.61%	14.72	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$34,519		$70,225	$52,195	$57,960
Net expenses to average daily net assets	0.62	%(d)	0.62%	0.62%	0.62	%*
Net investment income to average daily net assets	1.58%		1.27%	1.40%	1.17	%*
Portfolio turnover rate	158%		43%	53%	40	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	1.37%		0.37%	0.34%	0.51	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.10		$0.01	$0.02	—	(e)

(a)  Period from July 20, 2004 (commencement of operations) through February 28, 2005.

(b)  The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  The total return would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  The net expense ratio does not include the effect of expense reductions.

(e)  For the period ended February 28, 2005, the Fund received no purchase premiums or redemption fees.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

20

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Global Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the S&P/Citigroup Primary Market Index ("PMI") World Growth Index. The Fund typically makes equity investments in companies from the world's developed countries, including the U.S.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

21

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the

22

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

23

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for

24

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had loaned securities valued by the Fund at $160,380, collateralized by cash in the amount of $174,110, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

25

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to passive foreign investment company transactions, losses on wash sale transactions, foreign currency transactions, derivative contract transactions, redemption in-kind transactions, and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$294,429	$(9,375,293)	$9,080,864

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains	$680,833	$1,480,945
Long-term capital gains	1,882,330	7,273,485
Total distributions	$2,563,163	$8,754,430

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$236,745

26

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October capital losses of $52,121.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$35,219,026	$1,385,959	$(2,128,719)	$(742,760)

For the period ended February 29, 2008, the Fund had net realized gains attributed to redemption in-kind transactions of $9,129,486.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchase and redemption of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.25% of the amount invested or redeemed. An additional purchase premium and redemption fee of 0.005% is charged for any purchases/redemptions (or any portion of a purchase/redemption)

27

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

effected in a currency other than the U.S. dollar. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in-capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

28

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.47% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.47% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $135 and $0, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $33,470,839 and $66,153,492, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

29

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

6.  Principal shareholders and related parties

As of February 29, 2008, 99.58% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 0.03% of the Fund's shares were held by two related parties comprised of certain GMO employee accounts.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	920,964	$23,778,708	411,925	$10,092,340
Shares issued to shareholders in reinvestment of distributions	102,111	2,562,902	367,063	8,657,259
Shares repurchased	(2,430,110)	(57,695,322)	—	—
Purchase premiums	—	59,409	—	30,368
Redemption fees	—	7,684	—	—
Net increase (decrease)	(1,407,035)	$(31,286,619)	778,988	$18,779,967

30

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Growth Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

31

GMO Global Growth Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
Class III
1) Actual	0.62%	$1,000.00	$954.60	$3.01
2) Hypothetical	0.62%	$1,000.00	$1,021.78	$3.12

*  Expenses are calculated using the Class's annualized expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

32

GMO Global Growth Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $1,882,330 from long-term capital gains.

For taxable, non-corporate shareholders, 52.89% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 17.26% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $53,168 or if determined to be different, the qualified short-term gains of such year.

33

GMO Global Growth Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 6.75% of distributions to shareholders declared from net investment income during the Fund's fiscal year were reclassified to distributions from net realized gains and are reflected as such in the Statement of Changes in Net Assets.

34

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

35

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

4  Partners HealthCare System, Inc. is a client of the Manager.

36

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

37

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

38

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Foreign Small Companies Fund returned -2.0% for the fiscal year ended February 29, 2008, as compared to -1.9% for the S&P/Citigroup EMI World ex-U.S. Index. The Fund was invested substantially in equity securities of small companies in countries outside of the U.S. throughout the period.

Fair value pricing of the Fund subtracted 0.7% from returns versus the benchmark, which utilizes local close prices. Using the local close, which we do for attribution, the Fund returned -1.2% for the fiscal year.

Stock selection added 1.1% to returns for the fiscal year. Stock selection outperformed in the United Kingdom, Japan, Spain, and the emerging markets. Stock selection underperformed in Germany and Canada.

Country selection subtracted 0.4% from performance for the fiscal year. The largest negative impact came from an underweight position in Canada, which subtracted 0.5% from returns.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Foreign Small Companies Fund Class III Shares and the S&P/Citigroup EMI World ex-U.S. Index As of February 29, 2008

$50,000,000
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2/28/98
$10,000,000
$43,180,200
$27,391,340
GMO Foreign Small Companies Fund
S&P/Citigroup EMI World ex-U.S. Index

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class III	-1.96%	27.10%	15.75%	n/a
Class IV	-1.91%	27.16%	n/a	**6/14/02** 20.48%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The Fund commenced operations on June 30, 2000 subsequent to a transaction involving, in essence, the reorganization of the GMO Small Cap Active Pool of the Common Fund for Non-Profit Organizations (the "GMO Pool") as the GMO Foreign Small Companies Fund. All information relating to the time periods prior to June 30, 2000 relates to the GMO Pool. All information is unaudited. Performance for Class IV shares will vary due to different fees.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	93.2%
Short-Term Investments	7.5
Preferred Stocks	1.3
Other	(2.0)
100.0%
Country Summary	% of Equity Investments
United Kingdom	19.7%
Japan	11.3
Germany	11.1
Canada	6.1
Finland	6.0
Italy	6.0
Switzerland	5.9
France	5.4
South Korea	4.1
Brazil	2.8
Hong Kong	2.7
Netherlands	2.5
Spain	2.3
Taiwan	2.3
Norway	2.2
Australia	1.4
Singapore	1.4
Ireland	1.0
Mexico	0.8
Sweden	0.8
Austria	0.8
Belgium	0.7
Philippines	0.7
China	0.6
Malaysia	0.4
Greece	0.3
India	0.2
Thailand	0.2
Egypt	0.2
New Zealand	0.1
100.0%

1

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Industry Sector Summary	% of Equity Investments
Consumer Discretionary	21.0%
Industrials	20.4
Financials	19.8
Information Technology	8.6
Consumer Staples	7.7
Materials	7.1
Energy	6.9
Utilities	3.6
Health Care	3.5
Telecommunication Services	1.4
100.0%

2

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 93.2%
	Australia — 1.4%
658,714	Australian Vintage Ltd *	884,970
283,000	Billabong International Ltd	3,286,237
421,897	Consolidated Rutile Ltd	208,182
500,000	Macquarie Communications Group (a)	2,144,661
525,000	Metcash Ltd	2,020,714
438,800	PMP Ltd	662,402
239,716	Santos Ltd	2,841,431
1,500,000	SP AusNet	1,726,675
	Total Australia	13,775,272
	Austria — 0.7%
11,900	Agrana Beteiligungs AG	1,302,671
15,400	EVN AG	2,003,771
20,677	Flughafen Wien AG	2,364,304
35,000	Wienerberger AG	1,689,302
	Total Austria	7,360,048
	Belgium — 0.6%
102,000	AGFA-Gevaert NV (a)	984,018
25,278	Bekaert NV	3,329,181
64,200	Fortis VVPR Strip *	975
26,964	Omega Pharma SA	1,279,776
5,006	Unibra SA	758,613
	Total Belgium	6,352,563
	Brazil — 2.7%
103,100	Banco Sofisa SA	688,918
630,000	Cia Hering	3,539,117
450,000	Helbor Empreendimentos SA	2,980,309
758,500	Industrias Romi SA	7,580,066
586,000	JHSF Participacoes SA *	2,262,776
12,000	MPX Mineracao e Energia SA *	7,223,701
75,000	Porto Seguro SA	2,825,084
	Total Brazil	27,099,971

See accompanying notes to the financial statements.

3

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Canada — 5.8%
330,300	Air Canada Class A * (a)	3,080,675
1,152,300	Breakwater Resources Ltd *	1,639,035
299,300	CHC Helicopter Corp Class A	9,381,158
272,800	Flint Energy Services Ltd *	5,485,102
412,100	Gammon Gold Inc *	3,571,464
138,900	ING Canada Inc	5,644,907
90,600	KAP Resources Ltd * (b) (c)	921
291,800	Kingsway Financial Services Inc	3,868,926
333,500	Linamar Corp	4,743,714
225,000	Penn West Energy Trust	6,350,521
316,900	Precision Drilling Trust	7,035,067
316,200	RONA Inc *	4,468,724
949,300	Western Canadian Coal Corp * (a)	2,594,480
	Total Canada	57,864,694
	China — 0.6%
5,000,000	Franshion Properties China Ltd *	1,966,766
6,900,000	Uni-President China Holding Ltd *	3,830,722
	Total China	5,797,488
	Egypt — 0.1%
31,578	Lecico Egypt SAE GDR	347,358
100,000	Lecico Egypt SAE GDR 144A	1,100,000
	Total Egypt	1,447,358
	Finland — 5.6%
112,500	Atria Group Plc	2,638,649
243,000	Hk-Ruokatalo Oyj Class A	3,067,121
127,133	KCI Konecranes Oyj	4,615,916
356,768	Marimekko Oyj	7,695,170
411,979	Nokian Renkaat Oyj	16,937,763
224,200	Poyry Oyj	5,504,860
146,170	Ramirent Oyj	2,530,683
220,000	Tietoenator Oyj (a)	4,129,690

See accompanying notes to the financial statements.

4

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Finland — continued
207,800	Uponor Oyj (a)	5,427,594
170,050	YIT Oyj (a)	4,224,553
	Total Finland	56,771,999
	France — 5.0%
3,700	Casino Guichard-Perrachon SA	418,497
23,271	Christian Dalloz	2,236,883
51,420	Clarins (a)	3,609,177
6,450	Damartex SA	179,916
77,200	Essilor International SA	4,583,961
43,962	Eurazeo	5,302,752
142,100	Fimatex * (a)	1,524,169
6,300	Gaumont SA (a)	562,071
48,200	GFI Industries SA (a)	4,428,665
9,000	Guyenne et Gascogne SA	1,316,518
53,100	Klepierre	3,100,962
75,000	M6-Metropole Television	1,768,015
94,070	Natixis	1,376,740
34,800	Peugeot SA	2,645,469
45,000	Publicis Groupe	1,625,078
1,351	SAGA	119,780
20,350	Seb SA	3,528,345
12,881	Sequana Capital	317,447
7,250	Somfy SA	1,640,883
21,000	Thales SA	1,285,011
45,472	Virbac SA	4,230,134
87,141	Zodiac SA	4,534,399
	Total France	50,334,872
	Germany — 9.7%
86,080	Aareal Bank AG	2,927,664
74,864	Adidas AG	4,751,690
15,200	Axel Springer AG	1,890,722
55,800	Beiersdorf AG (Bearer)	4,417,508

See accompanying notes to the financial statements.

5

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Germany — continued
140,655	Cat Oil AG * (a)	3,022,764
29,100	Celesio AG	1,668,168
81,700	Commerzbank AG	2,456,247
30,900	Continental AG	3,047,117
98,000	DIC Asset AG	3,015,581
61,100	Douglas Holdings AG	3,242,408
162,216	Eurocastle Investment (a)	4,170,478
200,000	Francotyp-Postalia Holdings AG * (a)	1,404,532
68,000	Fresenius Medical Care AG & Co	3,560,217
127,500	Gagfah SA (a)	2,140,800
80,000	Gerresheimer AG *	3,938,858
114,367	Grenkeleasing AG	4,151,977
60,000	Hannover Rueckversicherungs AG (Registered) (a)	2,864,366
87,220	Heidelberger Druckmaschinen	2,130,142
29,057	Hypo Real Estate Holding AG (a)	836,738
615,000	Infineon Technologies AG *	4,973,712
95,000	IVG Immobilien AG	3,331,075
40,090	Leonische Drahtwerke AG	1,668,933
34,700	Metro AG	2,877,929
47,080	MTU Aero Engines Holding	2,389,757
65,146	Nemetschek AG	1,952,027
368,600	Patrizia Immobilien AG (a)	2,321,460
297,184	Praktiker Bau-Und Heim	7,345,136
5,588	Puma AG Rudolf Dassler Sport	1,988,227
375,000	Symrise AG *	10,223,203
41,800	Tognum AG *	1,019,057
100,000	Wacker Construction Equipment AG *	2,046,011
	Total Germany	97,774,504
	Greece — 0.2%
29,718	Folli-Follie Abee	946,731
50,000	Piraeus Bank SA	1,488,227
	Total Greece	2,434,958

See accompanying notes to the financial statements.

6

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Hong Kong — 2.6%
3,953,579	Hong Kong & Shanghai Hotels	6,367,603
2,607,702	Industrial & Commercial Bank of China	5,659,645
9,972,000	TPV Technology Ltd	5,976,305
624,900	Wing Lung Bank	7,710,307
	Total Hong Kong	25,713,860
	India — 0.2%
200,000	Welspun Gujarat Stahl Ltd	2,162,024
	Ireland — 0.9%
66,346	Anglo Irish Bank Corp	939,636
507,600	Blackrock International *	253,069
67,019	CRH Plc	2,490,796
41,500	DCC Plc	1,044,152
55,000	FBD Holdings Plc	2,418,218
46,000	Grafton Group Plc *	373,295
379,440	IFG Group Plc	999,326
9,500	Irish Life & Permanent Plc	154,528
25,000	Kerry Group Plc	784,424
	Total Ireland	9,457,444
	Italy — 5.6%
355,000	Arnoldo Mondadori Editore SPA (a)	2,869,873
107,000	Banco Popolare Scarl *	2,023,264
157,000	Brembo SPA	2,360,971
179,200	Buzzi Unicem SPA	4,396,450
436,100	Campari	3,744,972
232,700	Finmeccanica SPA	7,156,332
307,716	Grouppo Editoriale L'Espresso (a)	1,265,020
1,228,700	IFIL SPA	9,526,347
300,300	Indesit Company SPA	3,746,772
621,425	Intesa San Paolo	4,173,768
100,000	Italcementi SPA	2,034,184
600,000	Snam Rete Gas SPA	4,172,332
2,359,364	Telecom Italia SPA-Di RISP	4,552,197
187,500	Unione di Banche Italiane ScpA	4,408,309
	Total Italy	56,430,791

See accompanying notes to the financial statements.

7

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — 10.7%
500,000	Asics Corp	5,827,381
600,000	Capcom (a)	16,455,128
140,800	Daiei Inc *	894,761
120,000	Diamond Lease Co Ltd	4,315,723
275,000	Hisamitsu Pharmaceutical Co Inc	8,769,340
450,000	Hitachi Chemical Co Ltd	8,575,064
300,000	Hitachi Koki Co Ltd	4,191,066
3,700	Hitachi Transport System Ltd	45,277
300,000	Izumi Co Ltd (a)	4,302,397
600	Japan Retail Fund Investment Corp	3,614,002
160,000	Keihin Corp	2,581,818
600,000	Keiyo Bank Ltd (The)	3,374,181
90,000	Micronics Japan Co Ltd	2,898,699
600,000	Nabtesco Corp	7,958,768
650,000	NHK Spring Co Ltd	5,052,979
260,000	Nippon System Development Co Ltd	3,652,550
450,000	Sanwa Shutter Corp	2,184,383
35	Seven Bank Ltd *	58,620
675,000	Shimadzu Corp	6,330,121
130,000	Sumitomo Rubber Industries	1,001,802
20,100	Tachihi Enterprise Co Ltd	1,292,199
200,000	Taiyo Ink Manufacturing Co Ltd	4,824,473
491,000	Tokyu Land Corp	3,309,375
325,000	Toyo Suisan Kaisha Ltd	5,297,368
1,254	USJ Co Ltd (a)	818,671
	Total Japan	107,626,146
	Malaysia — 0.4%
3,000,000	E&O Property Development *	2,133,855
480,900	Eastern & Oriental Berhad	340,717
700,000	IJM Corp Berhad	1,571,730
	Total Malaysia	4,046,302

See accompanying notes to the financial statements.

8

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Mexico — 0.8%
1,000,000	Controladora Comercial Mexicana SA de CV	2,567,694
1,096,400	Megacable Holdings SAB de CV *	3,086,504
1,700,000	Sare Holding SA de CV *	2,412,698
	Total Mexico	8,066,896
	Netherlands — 2.4%
288,097	Corporate Express (a)	3,411,652
173,345	CSM (a)	5,345,855
43,200	Fortis NV	952,353
131,100	Imtech NV	3,100,202
15,000	Koninklijke Ten Cate NV	506,801
170,000	Koninklijke Wessanen NV	2,274,895
286,136	Reed Elsevier NV	5,315,851
124,000	Vedior NV	3,105,871
	Total Netherlands	24,013,480
	New Zealand — 0.1%
485,400	Air New Zealand	644,249
	Norway — 2.1%
1,442,334	Ability Drilling ASA *	3,682,771
174,890	Ekornes ASA (a)	3,152,703
810,285	Prosafe ASA	13,879,068
	Total Norway	20,714,542
	Philippines — 0.6%
17,000,000	Aboitiz Power Corp	1,986,771
5,100,000	Alliance Global Group Inc *	539,769
37,838,000	Filinvest Land Inc *	967,059
1,147,500	First Gen Corp	1,133,106
23,400,000	Pepsi-Cola Products Philippines Inc *	1,705,919
	Total Philippines	6,332,624

See accompanying notes to the financial statements.

9

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Singapore — 1.3%
17,296,000	Anwell Technologies Ltd *	843,163
375,000	ARA Asset Management Ltd 144A *	216,413
575,000	Banyan Tree Holdings Inc	526,936
2,800,000	Chemoil Energy Ltd	1,061,200
2,307,000	Financial One Corp *	1,040,623
3,250,000	First Ship Lease Trust	2,586,207
4,083,000	Huan Hsin Holdings Ltd	1,599,070
2,962,000	LMA International NV *	535,534
1,097,000	People's Food Holdings Ltd	838,105
2,000,000	Petra Foods Ltd	1,762,277
350,000	SembCorp Marine Ltd	896,365
1,585,937	Unisteel Technology Ltd	1,578,206
	Total Singapore	13,484,099
	South Korea — 3.5%
38,980	Asia Cement Co Ltd	2,532,255
20,000	Cheil Industries Inc	897,112
42,040	Hana Financial Group Inc	1,865,441
298,849	Handsome Corp	3,436,602
79,440	Handsome P&D Corp *	1,124,333
10,000	Hite Brewery Co Ltd	1,242,792
10,000	KCC Engineering & Construction Co	584,529
144,000	Kooksoondang Co Ltd	802,413
81,100	Korea Electric Terminal Co	1,809,974
320,963	Kortek Corp	2,550,455
76,110	Kumho Tire Co Inc	895,080
22,000	Nong Shim Co Ltd	4,473,065
61,000	Pulmuone Co Ltd	2,972,667
134,800	Pusan Bank	1,783,819
78,000	Samsung Card Co Ltd	4,138,488
60,000	Samsung Techwin Co Ltd	3,063,717
25,000	Samwhan Corp	568,032
	Total South Korea	34,740,774

See accompanying notes to the financial statements.

10

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Spain — 2.2%
32,000	ACS Actividades de Construccion y Servicios SA	1,634,365
38,296	Cia de Distribucion Integral Logista SA	3,051,348
65,000	Corp Dermoestetica *	612,939
30,000	Fomento de Construcciones y Contratas SA	1,808,918
15,597	Gas Natural SDG SA	945,079
35,000	Generale de Alquiler *	1,049,655
15,000	Grupo Ferrovial SA	981,639
209,000	Mapfre SA	942,361
30,000	Red Electrica de Espana	1,871,688
45,000	Sogecable SA *	1,887,954
65,000	Tecnicas Reunidas SA	4,404,225
43,864	Union Fenosa SA	2,890,165
	Total Spain	22,080,336
	Sweden — 0.8%
68,750	Autoliv Inc SDR	3,431,586
183,100	SAAB AB Class B	4,481,358
	Total Sweden	7,912,944
	Switzerland — 5.5%
2,131	Bank Sarasin & Cie AG Class B (Registered)	9,556,865
14,450	Bobst Group AG (Registered)	1,032,071
86,286	Charles Voegele Holding AG *	7,689,175
700	Eichhof Holding AG	1,254,797
2,389	Forbo Holdings AG (Registered) * (a)	1,197,005
18,940	Geberit AG (Registered)	2,786,492
17,510	Helvetia Patria Holding (Registered)	6,656,169
1,000	Jelmoli Holding AG (Bearer)	2,556,763
3,250	Jelmoli Holding AG (Registered)	1,629,342
200,309	Kardex AG *	9,986,586
552	SGS SA (Registered)	741,409
18,000	Swatch Group AG	5,283,450
17,908	Valiant Holding (Registered)	3,206,002
9,350	Valora Holding AG	2,175,040
	Total Switzerland	55,751,166

See accompanying notes to the financial statements.

11

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Taiwan — 2.2%
160,000	104 Corp	590,949
1,550,000	Advanced Semiconductor Engineering Inc	1,421,041
4,319,000	Arima Computer Corp *	767,026
263,900	Catcher Technology Co	978,757
2,040,150	China Motor Corp Ltd	1,527,318
1,000,000	Continental Engineering Corp	680,194
427,380	E.Sun Financial Holdings Co Ltd *	245,704
4,416,000	Gold Circuit Electronics Ltd	3,148,437
418,000	Kinsus Interconnect Technology Corp	1,090,247
270,000	Novatek Microelectronics Corp Ltd	950,080
1,507,434	Phoenix Precision Technology Corp	1,026,094
1,641,000	Phoenixtec Power Co Ltd	2,481,140
1,785,300	Qisda Corp *	1,663,756
52,125	Sunplus Technology Co Ltd	58,217
2,417,940	Tsann Kuen Enterprises Co Ltd *	3,210,507
1,319,356	Yulon Motor Co Ltd	1,782,789
	Total Taiwan	21,622,256
	Thailand — 0.2%
1,513,000	Asian Property Development Pcl (Foreign Registered) (c)	302,763
11,100,000	Home Product Center Pcl (Foreign Registered) (c)	1,748,422
	Total Thailand	2,051,185
	United Kingdom — 18.7%
145,000	Alliance & Leicester Plc	1,608,154
145,000	AMEC Plc	2,211,886
150,000	Aquarius Platinum Ltd	2,250,662
488,989	Balfour Beatty Plc	4,290,690
360,327	BBA Aviation Plc	1,311,045
103,633	Biffa Plc	711,282
687,250	Bodycote International Plc	2,544,113
533,333	Brit Insurance Holdings Plc	2,450,588
438,800	British Airways Plc *	2,224,349
105,000	British Energy Group Plc	1,169,721

See accompanying notes to the financial statements.

12

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United Kingdom — continued
339,100	Carphone Warehouse Group Plc (a)	2,054,847
573,403	Cattle's Plc	2,640,514
269,000	Centrica Plc	1,717,508
144,888	Chemring Group	7,028,294
550,000	Cobham Plc	1,978,655
742,000	Compass Group Plc	4,782,630
106,951	Computacenter Plc	380,235
200,000	Davis Service Group (Ordinary)	1,979,221
1,500,000	Dawnay Day Treveria Plc	1,729,552
132,333	De La Rue Plc	2,367,386
3,300,000	Dimension Data Holdings Plc	3,355,353
11,400	Experian Group	95,833
106,250	Fiberweb Plc	140,609
95,200	Filtrona Plc	356,523
696,493	FKI Plc	1,001,576
307,600	Fyffes Plc (a)	424,062
703,000	Galliford Try Plc	966,233
50,000	Go-Ahead Group Plc	1,777,605
621,109	Group 4 Securicor Plc	2,678,653
171,747	Hays Plc	369,254
386,049	ICAP Plc	4,806,870
600,000	Inmarsat Plc	5,860,049
97,777	Intermediate Capital Group Plc	2,893,256
115,000	International Personal Finance	464,859
114,600	Interserve Plc	972,620
175,000	ITV Plc	231,312
225,000	JJB Sports Plc	543,478
115,000	Johnson Matthey Plc	4,421,157
104,929	Kazakhmys Plc	3,196,209
160,000	Kesa Electricals Plc	675,947
153,149	Kier Group Plc	4,225,562
166,000	Lamprell Plc	1,394,871
146,000	Misys Plc	429,971
252,652	Mitie Group Plc	1,287,461

See accompanying notes to the financial statements.

13

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United Kingdom — continued
207,142	N Brown Group	1,023,900
55,000	Next Plc	1,394,905
1,100,000	Northgate Info Solutions Plc	2,054,391
497,357	Pennon Group Plc	6,297,277
196,076	Petrofac Ltd	2,137,650
305,555	Playtech Ltd	2,432,559
57,500	Provident Financial Plc	910,970
75,000	Punch Taverns Plc	954,663
600,000	Qinetiq Plc	2,345,236
200,000	Record Plc *	409,332
506,254	Resolution Plc	6,931,814
375,736	Rexam Plc	3,270,957
750,000	RM Plc	3,241,822
1,091,496	Royal & Sun Alliance Insurance Group	2,845,541
1,000,000	Sage Group Plc	3,898,393
100,000	Savills Plc	673,193
50,000	Schroders Plc	944,038
398,769	Segro Plc	4,077,160
417,109	Serco Group Plc	3,585,460
50,000	Severn Trent (Ordinary Shares)	1,403,473
144,000	Shire Plc	2,810,964
755,160	Smith (David S.) Holdings Plc	2,364,702
115,600	Smith News Plc	231,334
50,000	Smiths Group Plc	982,189
100,000	Smurfit Kappa Plc *	1,426,788
23,796	Soco International Plc *	914,701
145,000	Spice Plc	1,336,858
58,600	Tate & Lyle Plc	606,786
64,300	Tomkins Plc	215,582
307,600	Total Produce Plc	265,207
62,181	Travis Perkins Plc	1,329,285
220,000	Trinity Mirror Plc	1,236,219
1,080,000	TT Group Plc	2,016,395
155,700	Ultra Electronics Holdings	3,690,390

See accompanying notes to the financial statements.

14

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United Kingdom — continued
75,000	United Business Media Plc	790,136
91,179	Venture Production (Ordinary Shares)	1,297,990
100,495	VT Group Plc	1,320,361
177,097	WH Smith Plc	1,309,809
270,366	William Hill Plc	2,010,908
1,036,882	William Morrison Supermarkets Plc	6,078,198
137,800	Wolseley Plc	1,686,265
850,000	Wood Group (John) Plc	6,945,644
60,588	Xstrata Plc	4,726,494
275,000	Yell Group Plc	1,186,264
	Total United Kingdom	187,612,858
	TOTAL COMMON STOCKS (COST $755,160,040)	937,477,703
	PREFERRED STOCKS — 1.3%
	France — 0.1%
6,800	Casino Guichard-Perrachon SA 4.06% (a)	553,850
	Germany — 0.8%
55,400	Henkel KGaA 1.81%	2,462,719
260	Porsche AG (Non Voting) 0.06%	450,809
200,000	ProSiebenSat.1 Media AG 6.24%	4,328,914
5,200	Volkswagen AG 2.02%	724,558
	Total Germany	7,967,000
	Italy — 0.0%
10,000	IFI Istituto Finanziario Industries *	282,546
	South Korea — 0.4%
320,000	Daishin Securities Co *	4,259,624
	TOTAL PREFERRED STOCKS (COST $12,099,680)	13,063,020

See accompanying notes to the financial statements.

15

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 7.5%
61,047,577	Bank of New York Mellon Institutional Cash Reserves Fund (d)	61,047,577
14,400,000	ING Bank Time Deposit, 3.13%, due 03/03/08	14,400,000
	TOTAL SHORT-TERM INVESTMENTS (COST $75,447,577)	75,447,577
	TOTAL INVESTMENTS — 102.0% (Cost $842,707,297)	1,025,988,300
	Other Assets and Liabilities (net) — (2.0%)	(20,192,684)
	TOTAL NET ASSETS — 100.0%	$1,005,795,616

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

SDR - Swedish Depository Receipt

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  Bankrupt issuer.

(c)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(d)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 29, 2008, 83.51% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.

16

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value, including securities on loan of $57,018,879 (cost $842,707,297) (Note 2)	$1,025,988,300
Cash	29,462
Foreign currency, at value (cost $42,986,355) (Note 2)	44,023,694
Receivable for investments sold	4,686,324
Dividends and interest receivable	1,500,965
Foreign taxes receivable	90,308
Receivable for expenses reimbursed by Manager (Note 3)	93,119
Total assets	1,076,412,172
Liabilities:
Collateral on securities loaned, at value (Note 2)	61,047,577
Payable for investments purchased	8,548,116
Payable to affiliate for (Note 3):
Management fee	543,404
Shareholder service fee	90,647
Trustees and Chief Compliance Officer of GMO Trust fees	1,211
Accrued expenses	385,601
Total liabilities	70,616,556
Net assets	$1,005,795,616
Net assets consist of:
Paid-in capital	$785,045,129
Distributions in excess of net investment income	(7,212,762)
Accumulated net realized gain	43,618,598
Net unrealized appreciation	184,344,651
$1,005,795,616
Net assets attributable to:
Class III shares	$338,804,403
Class IV shares	$666,991,213
Shares outstanding:
Class III	23,157,877
Class IV	45,558,027
Net asset value per share:
Class III	$14.63
Class IV	$14.64

See accompanying notes to the financial statements.

17

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends (net of withholding taxes of $2,344,108)	$25,640,444
Interest	1,770,309
Securities lending income	1,328,440
Total investment income	28,739,193
Expenses:
Management fee (Note 3)	7,988,182
Shareholder service fee – Class III (Note 3)	578,188
Shareholder service fee – Class IV (Note 3)	755,710
Custodian and fund accounting agent fees	861,276
Transfer agent fees	43,036
Audit and tax fees	128,189
Legal fees	26,525
Trustees fees and related expenses (Note 3)	13,171
Registration fees	920
Miscellaneous	14,486
Total expenses	10,409,683
Fees and expenses reimbursed by Manager (Note 3)	(1,013,127)
Expense reductions (Note 2)	(23,772)
Net expenses	9,372,784
Net investment income (loss)	19,366,409
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	174,233,675
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $3,988) (Note2)	2,863,328
Net realized gain (loss)	177,097,003
Change in net unrealized appreciation (depreciation) on:
Investments	(211,273,296)
Foreign currency, forward contracts and foreign currency related transactions	722,780
Net unrealized gain (loss)	(210,550,516)
Net realized and unrealized gain (loss)	(33,453,513)
Net increase (decrease) in net assets resulting from operations	$(14,087,104)

See accompanying notes to the financial statements.

18

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$19,366,409	$15,757,304
Net realized gain (loss)	177,097,003	188,024,465
Change in net unrealized appreciation (depreciation)	(210,550,516)	68,834,451
Net increase (decrease) in net assets from operations	(14,087,104)	272,616,220
Distributions to shareholders from:
Net investment income
Class III	(8,928,275)	(8,607,715)
Class IV	(16,347,910)	(15,899,492)
Total distributions from net investment income	(25,276,185)	(24,507,207)
Net realized gains
Class III	(71,469,472)	(75,878,065)
Class IV	(126,085,967)	(133,631,353)
Total distributions from net realized gains	(197,555,439)	(209,509,418)
	(222,831,624)	(234,016,625)
Net share transactions (Note 7):
Class III	46,586,423	(3,415,505)
Class IV	79,691,450	78,067,756
Increase (decrease) in net assets resulting from net share transactions	126,277,873	74,652,251
Total increase (decrease) in net assets	(110,640,855)	113,251,846
Net assets:
Beginning of period	1,116,436,471	1,003,184,625
End of period (including distributions in excess of net investment income of $7,212,762 and $7,065,273, respectively)	$1,005,795,616	$1,116,436,471

See accompanying notes to the financial statements.

19

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$18.38		$17.98	$17.19	$14.79	$9.13
Income (loss) from investment operations:
Net investment income (loss)†	0.31		0.28	0.26	0.26	0.20
Net realized and unrealized gain (loss)	(0.36)		4.51	3.19	3.76	5.77
Total from investment operations	(0.05)		4.79	3.45	4.02	5.97
Less distributions to shareholders:
From net investment income	(0.41)		(0.44)	(0.32)	(0.38)	(0.31)
From net realized gains	(3.29)		(3.95)	(2.34)	(1.24)	—
Total distributions	(3.70)		(4.39)	(2.66)	(1.62)	(0.31)
Net asset value, end of period	$14.63		$18.38	$17.98	$17.19	$14.79
Total Return(a)	(1.96)%		29.94%	22.32%	28.40%	65.76%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$338,804		$375,565	$364,551	$426,758	$480,966
Net expenses to average daily net assets	0.86	%(b)	0.86%	0.85%	0.85%	0.85%
Net investment income to average daily net assets	1.69%		1.53%	1.52%	1.71%	1.71%
Portfolio turnover rate	42%		37%	40%	25%	31%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%		0.09%	0.09%	0.09%	0.11%

(a)  Total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

20

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$18.39		$17.99	$17.20	$14.80	$9.13
Income (loss) from investment operations:
Net investment income (loss)†	0.31		0.28	0.26	0.26	0.21
Net realized and unrealized gain (loss)	(0.35)		4.52	3.20	3.76	5.77
Total from investment operations	(0.04)		4.80	3.46	4.02	5.98
Less distributions to shareholders:
From net investment income	(0.42)		(0.45)	(0.33)	(0.38)	(0.31)
From net realized gains	(3.29)		(3.95)	(2.34)	(1.24)	—
Total distributions	(3.71)		(4.40)	(2.67)	(1.62)	(0.31)
Net asset value, end of period	$14.64		$18.39	$17.99	$17.20	$14.80
Total Return(a)	(1.91)%		30.00%	22.37%	28.44%	65.92%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$666,991		$740,872	$638,634	$567,048	$333,731
Net expenses to average daily net assets	0.81	%(b)	0.81%	0.80%	0.81%	0.80%
Net investment income to average daily net assets	1.70%		1.54%	1.55%	1.69%	1.78%
Portfolio turnover rate	42%		37%	40%	25%	31%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%		0.09%	0.09%	0.09%	0.11%

(a)  Total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

21

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Foreign Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the S&P/Citigroup Extended Market Index World ex-U.S. Index. The Fund typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 30% of companies in a particular country as measured by total float-adjusted market capitalization. The Fund generally seeks to be fully invested and generally will not take temporary defensive positions, but may hold up to 10% of its total assets in cash and other high quality investments in order to manage cash inflows and outflows as a result of shareholder purchases and redemptions. The Fund may make investments in emerging countries, but these investments (excluding investments in companies from emerging countries included in the Fund's benchmark) generally will represent 10% or less of the Fund's total assets.

Throughout the year ended February 29, 2008, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder servicing fees.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.

22

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. There were no forward currency contracts outstanding at the end of the period.

23

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost

24

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had loaned securities valued by the Fund at $57,018,879, collateralized by cash in the amount of $61,047,577, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

25

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. For the year ended February 29, 2008, the Fund incurred $3,988 in CPMF tax which is included in the net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to passive foreign investment company transactions, foreign currency transactions, differing treatment on security sales and post-October currency losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$5,762,287	$(4,686,864)	$(1,075,423)

26

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$68,579,611	$63,849,039
Long-term capital gains	154,252,013	170,167,586
Total distributions	$222,831,624	$234,016,625

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed long-term capital gain	$43,909,538

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October currency losses of $1,310,798.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$848,763,293	$246,446,336	$(69,221,329)	$177,225,007

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

27

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is

28

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.70% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.70% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $11,515 and $4,513, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $461,939,067 and $542,485,703, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

29

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

6.  Principal shareholders and related parties

As of February 29, 2008, 57.09% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 0.01% of the Fund's shares were held by four related parties comprised of certain GMO employee accounts.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	8,563,923	$166,900,000	423,166	$8,100,000
Shares issued to shareholders in reinvestment of distributions	4,631,692	78,154,241	4,723,975	81,261,068
Shares repurchased	(10,469,794)	(198,467,818)	(4,994,827)	(92,776,573)
Net increase (decrease)	2,725,821	$46,586,423	152,314	$(3,415,505)
	Year Ended February 29, 2008		Year Ended February 28, 2007
Class IV:	Shares	Amount	Shares	Amount
Shares sold	6,619,129	$126,292,990	—	$—
Shares issued to shareholders in reinvestment of distributions	8,449,525	140,398,460	8,605,233	148,279,756
Shares repurchased	(9,792,130)	(187,000,000)	(3,829,731)	(70,212,000)
Net increase (decrease)	5,276,524	$79,691,450	4,775,502	$78,067,756

30

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Foreign Small Companies Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Small Companies Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

31

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.86%	$1,000.00	$916.60	$4.10
2) Hypothetical	0.86%	$1,000.00	$1,020.59	$4.32
Class IV
1) Actual	0.81%	$1,000.00	$916.60	$3.86
2) Hypothetical	0.81%	$1,000.00	$1,020.84	$4.07

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

32

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $154,252,013 from long-term capital gains.

During the year ended February 29, 2008, the Fund paid foreign taxes of $2,344,033 and recognized foreign source income of $27,984,552.

For taxable, non-corporate shareholders, 25.51% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $2,774,419 and $43,303,425, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

33

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

34

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

35

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

36

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

37

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO U.S. Intrinsic Value Fund returned -11.9% for the fiscal year ended February 29, 2008, as compared to -7.9% for the Russell 1000 Value Index. The Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted from returns relative to the Russell 1000 Value Index. Selections in Information Technology, Telecommunication Services, and Utilities added to relative returns while selections in Financials, Consumer Discretionary, and Energy detracted. Overweight positions in Exxon Mobil and Merck and an underweight in Wachovia were among the individual names adding to relative returns. Overweight positions in Citigroup, Fannie Mae, and National City Corp. were among the detractors.

Sector selection detracted slightly from returns relative to the Russell 1000 Value Index. Sector weightings positively impacting relative performance included underweight positions in Financials and Telecommunication Services and an overweight in Health Care. Sector weightings negatively impacting relative performance included overweight positions in Consumer Discretionary and Information Technology and an underweight in Industrials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Intrinsic Value Fund Class III Shares and the Russell 1000 Value Index As of February 29, 2008

$18,000,000
$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
8/2/99
$10,000,000
$15,210,100
$14,785,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
GMO U.S. Intrinsic Value Fund
Russell 1000 Value Index

	Average Annual Total Returns†		
	1 Year	5 Year	Since Inception
Class III			**8/2/99**
	-11.88%	10.42%	4.66%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

†   The Fund is the successor to the GMO Intrinsic Value Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Intrinsic Value Fund.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.6%
Short-Term Investments	3.3
Rights and Warrants	0.0
Futures	(0.2)
Other	0.3
100.0%
Industry Sector Summary	% of Equity Investments
Energy	22.6%
Health Care	17.4
Financials	15.7
Consumer Staples	10.8
Consumer Discretionary	10.6
Information Technology	9.6
Industrials	8.2
Telecommunication Services	2.0
Utilities	1.7
Materials	1.4
100.0%

1

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 96.6%
	Consumer Discretionary — 10.3%
500	Abercrombie & Fitch Co. – Class A	38,765
600	Advance Auto Parts, Inc.	20,124
500	American Eagle Outfitters, Inc.	10,685
500	Apollo Group, Inc. – Class A *	30,690
100	Autoliv, Inc.	4,990
3,100	AutoNation, Inc. *	45,167
300	AutoZone, Inc. *	34,524
1,500	Bed Bath & Beyond, Inc. *	42,510
300	Best Buy Co., Inc.	12,903
400	BorgWarner, Inc.	17,244
600	Brunswick Corp.	9,774
1,300	Career Education Corp. *	19,305
900	Centex Corp.	19,971
1,300	Coach, Inc. *	39,416
2,400	D.R. Horton, Inc.	33,672
1,100	Discovery Holding Co. – Class A *	24,827
1,500	Dollar Tree Stores, Inc. *	40,245
1,000	Expedia, Inc. *	22,930
1,400	Family Dollar Stores, Inc.	26,810
17,554	Ford Motor Co. *	114,628
3,400	Gannett Co., Inc.	102,510
2,300	General Motors Corp.	53,544
1,200	Harley-Davidson, Inc.	44,592
900	Hasbro, Inc.	23,193
26,700	Home Depot, Inc.	708,885
500	ITT Educational Services, Inc. *	27,610
3,700	Johnson Controls, Inc.	121,582
200	Jones Apparel Group, Inc.	2,822
600	KB Home	14,358
1,700	Kohl's Corp. *	75,548
1,300	Lennar Corp. – Class A	24,193
700	Liberty Global, Inc. – Class A *	26,320

See accompanying notes to the financial statements.

2

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Consumer Discretionary — continued
1,700	Liz Claiborne, Inc.	30,226
16,900	Lowe's Cos., Inc.	405,093
1,300	Mattel Co.	25,116
3,300	McDonald's Corp.	178,563
400	McGraw-Hill Cos., Inc.	16,372
431	MDC Holdings, Inc.	18,050
400	Mohawk Industries, Inc. *	28,564
600	Nike, Inc. – Class B	36,120
1,600	Office Depot, Inc. *	18,192
1,000	O'Reilly Automotive, Inc. *	26,960
800	Penske Auto Group, Inc.	14,432
3,200	Staples, Inc.	71,200
3,800	Target Corp.	199,918
400	Tiffany & Co.	15,056
1,400	Toll Brothers, Inc. *	29,694
900	TRW Automotive Holdings Corp. *	19,872
600	VF Corp.	45,624
	Total Consumer Discretionary	3,013,389
	Consumer Staples — 10.4%
400	Alberto-Culver Co.	10,720
5,500	Altria Group, Inc.	402,270
800	Anheuser-Busch Cos., Inc.	37,672
600	BJ's Wholesale Club, Inc. *	18,936
500	Coca Cola Enterprises, Inc.	12,215
10,100	Coca-Cola Co. (The)	590,446
500	Colgate-Palmolive Co.	38,045
300	Costco Wholesale Corp.	18,576
1,500	CVS Caremark Corp.	60,570
300	Energizer Holdings, Inc. *	27,849
600	Kimberly-Clark Corp.	39,108
1,907	Kraft Foods, Inc.	59,441
1,600	Kroger Co.	38,800
600	PepsiAmericas, Inc.	15,180
4,200	PepsiCo, Inc.	292,152

See accompanying notes to the financial statements.

3

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Consumer Staples — continued
600	Pilgrim's Pride Corp.	14,076
3,000	Procter & Gamble Co. (The)	198,540
1,675	Supervalu, Inc.	43,969
3,124	Tyson Foods, Inc. – Class A	45,017
2,300	Walgreen Co.	83,973
20,300	Wal-Mart Stores, Inc.	1,006,677
	Total Consumer Staples	3,054,232
	Energy — 21.8%
1,800	Anadarko Petroleum Corp.	114,732
1,700	Apache Corp.	195,007
19,300	Chevron Corp.	1,672,538
300	Cimarex Energy Co.	15,810
12,329	ConocoPhillips	1,019,732
700	Devon Energy Corp.	71,904
26,700	Exxon Mobil Corp.	2,323,167
300	Forest Oil Corp. *	14,799
300	Helix Energy Solutions Group, Inc. *	10,566
700	Helmerich & Payne, Inc.	31,381
800	Hess Corp.	74,544
400	Murphy Oil Corp.	32,152
200	Noble Corp.	9,830
5,000	Occidental Petroleum Corp.	386,850
200	Overseas Shipholding Group, Inc.	12,544
600	Patterson-UTI Energy, Inc.	14,238
300	Rowan Cos., Inc.	12,093
500	Sunoco, Inc.	30,540
500	Tidewater, Inc.	28,075
300	Unit Corp. *	16,545
5,000	Valero Energy Corp.	288,850
600	Weatherford International Ltd. *	41,352
	Total Energy	6,417,249

See accompanying notes to the financial statements.

4

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Financials — 15.2%
1,600	ACE Ltd.	89,984
2,000	Aflac, Inc.	124,820
8,100	Allstate Corp. (The)	386,613
1,000	AMBAC Financial Group, Inc.	11,140
9,900	American International Group, Inc.	463,914
1,500	Annaly Capital Management, Inc.	31,035
1,400	AON Corp.	58,254
12,876	Bank of America Corp.	511,692
2,100	BB&T Corp.	65,373
300	Capital One Financial Corp.	13,809
2,000	Chubb Corp.	101,800
34,700	Citigroup, Inc.	822,737
600	CNA Financial Corp.	15,990
1,600	Comerica, Inc.	57,984
900	Commerce Group, Inc.	32,616
1,600	Countrywide Financial Corp.	10,096
300	Endurance Specialty Holdings Ltd.	11,790
100	Everest Re Group Ltd.	9,688
11,400	Fannie Mae	315,210
900	Fidelity National Title Group, Inc. – Class A	15,849
1,000	Fifth Third Bancorp	22,900
800	First American Corp.	27,864
1,200	First Horizon National Corp.	19,488
600	Freddie Mac	15,108
900	Hartford Financial Services Group, Inc.	62,910
400	HCC Insurance Holdings, Inc.	9,624
600	Janus Capital Group, Inc.	14,532
500	KeyCorp	11,025
600	Leucadia National Corp.	27,156
1,200	MBIA, Inc.	15,564
1,200	MGIC Investment Corp.	17,772
5,172	National City Corp.	82,028
2,575	Old Republic International Corp.	35,329

See accompanying notes to the financial statements.

5

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Financials — continued
1,600	Popular, Inc.	17,664
4,400	Progressive Corp. (The)	80,652
800	Protective Life Corp.	30,872
1,300	Prudential Financial, Inc.	94,861
300	Reinsurance Group of America, Inc.	16,413
700	Safeco Corp.	32,382
600	SLM Corp.	11,766
400	T. Rowe Price Group, Inc.	20,212
1,100	Thornburg Mortgage, Inc. REIT	9,790
900	Torchmark Corp.	54,234
5,300	Travelers Cos. (The), Inc.	245,973
800	UnionBanCal Corp.	37,256
2,900	Unum Group	66,439
4,600	US Bancorp	147,292
800	W.R. Berkley Corp.	23,032
3,684	Washington Mutual, Inc.	54,523
	Total Financials	4,455,055
	Health Care — 16.8%
2,200	Abbott Laboratories	117,810
2,300	Aetna, Inc.	114,080
2,700	AmerisourceBergen Corp.	112,644
1,000	Amgen, Inc. *	45,520
1,200	Biogen Idec, Inc. *	70,032
1,200	Bristol-Myers Squibb Co.	27,132
2,000	Cardinal Health, Inc.	118,280
400	Charles River Laboratories International, Inc. *	23,432
1,200	Cigna Corp.	53,496
1,400	Coventry Health Care, Inc. *	72,618
1,700	Eli Lilly & Co.	85,034
1,700	Express Scripts, Inc. *	100,470
2,000	Forest Laboratories, Inc. *	79,540
900	Gilead Sciences, Inc. *	42,588

See accompanying notes to the financial statements.

6

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Health Care — continued
200	Invitrogen Corp. *	16,898
8,500	Johnson & Johnson	526,660
1,900	King Pharmaceuticals, Inc. *	20,140
4,600	McKesson Corp.	270,296
3,200	Medco Health Solutions, Inc. *	141,792
1,600	Medtronic, Inc.	78,976
13,300	Merck & Co., Inc.	589,190
400	Patterson Cos., Inc. *	14,080
600	PerkinElmer, Inc.	14,892
38,900	Pfizer, Inc.	866,692
800	Quest Diagnostics, Inc.	38,136
1,900	Stryker Corp.	123,709
14,200	UnitedHealth Group, Inc.	660,016
800	Watson Pharmaceuticals, Inc. *	22,248
3,100	WellPoint, Inc. *	217,248
1,700	Wyeth	74,154
2,500	Zimmer Holdings, Inc. *	188,225
	Total Health Care	4,926,028
	Industrials — 7.9%
2,600	3M Co.	203,840
400	AGCO Corp. *	25,944
200	Alliant Techsystems, Inc. *	20,988
1,700	Avis Budget Group, Inc. *	19,431
600	Cummins, Inc.	30,228
1,200	Danaher Corp.	88,980
2,600	Deere & Co.	221,546
400	Eaton Corp.	32,252
700	FedEx Corp.	61,691
800	General Dynamics Corp.	65,480
15,100	General Electric Co.	500,414
200	Goodrich Corp.	11,846
1,500	Honeywell International, Inc.	86,310

See accompanying notes to the financial statements.

7

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Industrials — continued
400	Illinois Tool Works, Inc.	19,628
1,200	Ingersoll-Rand	50,232
400	ITT Industries, Inc.	22,496
400	Kennametal, Inc.	12,148
800	L-3 Communications Holdings, Inc.	85,032
400	Lennox International, Inc.	15,056
1,200	Masco Corp.	22,428
500	Northrop Grumman Corp.	39,305
2,300	Paccar, Inc.	99,774
700	Pall Corp.	27,559
1,150	Parker-Hannifin Corp.	74,324
400	Pentair, Inc.	13,048
1,100	Quanta Services, Inc. *	26,268
400	Rockwell Collins, Inc.	23,560
700	RR Donnelley & Sons Co.	22,281
300	Shaw Group (The), Inc. *	19,314
200	SPX Corp.	20,460
200	Teleflex, Inc.	11,310
300	Thomas & Betts Corp. *	12,045
400	Trane, Inc.	18,020
1,475	Tyco International Ltd.	59,088
600	Union Pacific Corp.	74,856
500	United Parcel Service, Inc. – Class B	35,120
700	United Rentals, Inc. *	14,070
1,500	United Technologies Corp.	105,765
200	URS Corp. *	8,056
200	W.W. Grainger, Inc.	14,732
400	YRC Worldwide, Inc. *	5,504
	Total Industrials	2,320,429
	Information Technology — 9.2%
700	ADC Telecommunications, Inc. *	9,569
600	Affiliated Computer Services, Inc. – Class A *	30,450

See accompanying notes to the financial statements.

8

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Information Technology — continued
500	Arrow Electronics, Inc. *	16,305
700	Avnet, Inc. *	23,597
1,700	CA, Inc.	38,896
700	Cadence Design Systems, Inc. *	7,434
14,500	Cisco Systems, Inc. *	353,365
2,300	Compuware Corp. *	18,308
400	Cypress Semiconductor Corp. *	8,696
9,000	Dell, Inc. *	178,650
4,400	eBay, Inc. *	115,984
8,900	EMC Corp. *	138,306
200	Factset Research Systems, Inc.	10,528
1,400	Fiserv, Inc. *	73,668
600	Foundry Networks, Inc. *	7,122
100	Google, Inc. – Class A *	47,118
300	Hewitt Associates, Inc. – Class A *	11,838
1,300	Hewlett-Packard Co.	62,101
1,700	Ingram Micro, Inc. – Class A *	25,959
2,400	Intel Corp.	47,880
2,000	International Business Machines Corp.	227,720
900	Intersil Corp. – Class A	20,943
600	Intuit, Inc. *	15,936
1,200	Juniper Networks, Inc. *	32,184
500	KLA-Tencor Corp.	21,005
500	Lexmark International, Inc. *	16,515
700	McAfee, Inc. *	23,289
19,100	Microsoft Corp.	519,902
700	NCR Corp. *	15,512
1,800	Novell, Inc. *	13,410
7,800	Oracle Corp. *	146,640
6,100	Qualcomm, Inc.	258,457
300	Silicon Laboratories, Inc. *	9,285
800	Synopsys, Inc. *	18,568
1,000	Tech Data Corp. *	33,350
1,000	Teradyne, Inc. *	11,990

See accompanying notes to the financial statements.

9

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Information Technology — continued
1,600	VeriSign, Inc. *	55,680
1,400	Western Digital Corp. *	43,218
	Total Information Technology	2,709,378
	Materials — 1.4%
500	Air Products & Chemicals, Inc.	45,665
2,800	Alcoa, Inc.	103,992
600	AptarGroup, Inc.	22,488
600	Cabot Corp.	16,440
300	Celanese Corp. – Class A	11,670
200	Cytec Industries, Inc.	11,456
1,600	Dow Chemical Co. (The)	60,304
400	FMC Corp.	22,644
500	Lubrizol Corp.	29,150
400	Reliance Steel & Aluminum Co.	22,204
1,100	Smurfit-Stone Container Corp. *	8,745
200	Temple-Inland, Inc.	2,746
900	Weyerhaeuser Co.	55,080
	Total Materials	412,584
	Telecommunication Services — 2.0%
4,858	AT&T, Inc.	169,204
1,600	Sprint Corp.	11,376
11,252	Verizon Communications, Inc.	408,673
	Total Telecommunication Services	589,253
	Utilities — 1.6%
1,000	American Electric Power Co., Inc.	40,920
500	Constellation Energy Group, Inc.	44,175
1,200	Edison International	59,280
500	Entergy Corp.	51,370
900	FPL Group, Inc.	54,261
600	Mirant Corp. *	22,200

See accompanying notes to the financial statements.

10

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	Utilities — continued
900	NRG Energy, Inc. *	37,143
500	PPL Corp.	22,690
2,200	Public Service Enterprise Group, Inc.	97,020
1,800	Reliant Energy, Inc. *	41,040
	Total Utilities	470,099
	TOTAL COMMON STOCKS (COST $31,866,346)	28,367,696
	RIGHTS AND WARRANTS — 0.0%
	Information Technology — 0.0%
800	Seagate Technology, Inc. Rights * (a)	8
	TOTAL RIGHTS AND WARRANTS (COST $0)	8
	SHORT-TERM INVESTMENTS — 3.3%
399,325	Citigroup Global Markets Repurchase Agreement, dated 02/29/08, due 03/03/08, with a maturity value of $399,350 and an effective yield of 0.75%, collateralized by a U.S. Treasury Bond with a rate of 8.13%, maturity date of 08/15/19 and a market value, including accrued interest, of $403,126.	399,325
580,000	U.S. Treasury Bill, 1.79%, due 07/24/08 (b)	575,899
	TOTAL SHORT-TERM INVESTMENTS (COST $974,022)	975,224
	TOTAL INVESTMENTS — 99.9% (Cost $32,840,368)	29,342,928
	Other Assets and Liabilities (net) — 0.1%	15,090
	TOTAL NET ASSETS — 100.0%	$29,358,018

See accompanying notes to the financial statements.

11

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
9	S&P 500 E-Mini	March 2008	$599,085	$(44,937)

As of February 29, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

12

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value (cost $32,840,368) (Note 2)	$29,342,928
Dividends and interest receivable	65,706
Receivable for collateral on open futures contracts (Note 2)	32,400
Receivable for expenses reimbursed by Manager (Note 3)	3,480
Total assets	29,444,514
Liabilities:
Payable to affiliate for (Note 3):
Management fee	7,332
Shareholder service fee	3,547
Trustees and Chief Compliance Officer of GMO Trust fees	34
Payable for variation margin on open futures contracts (Note 2)	15,525
Accrued expenses	60,058
Total liabilities	86,496
Net assets	$29,358,018
Net assets consist of:
Paid-in capital	$34,548,391
Accumulated undistributed net investment income	49,547
Distributions in excess of net realized gains	(1,697,543)
Net unrealized depreciation	(3,542,377)
$29,358,018
Net assets attributable to:
Class III shares	$29,358,018
Shares outstanding:
Class III	3,734,671
Net asset value per share:
Class III	$7.86

See accompanying notes to the financial statements.

13

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends	$771,798
Interest	47,715
Securities lending income	2,125
Total investment income	821,638
Expenses:
Management fee (Note 3)	106,597
Shareholder service fee – Class III (Note 3)	51,579
Custodian, fund accounting agent and transfer agent fees	29,176
Audit and tax fees	48,721
Legal fees	954
Trustees fees and related expenses (Note 3)	383
Registration fees	92
Miscellaneous	1,615
Total expenses	239,117
Fees and expenses reimbursed by Manager (Note 3)	(80,462)
Net expenses	158,655
Net investment income (loss)	662,983
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	656,096
Closed futures contracts	(49,132)
Net realized gain (loss)	606,964
Change in net unrealized appreciation (depreciation) on:
Investments	(5,030,104)
Open futures contracts	(44,937)
Net unrealized gain (loss)	(5,075,041)
Net realized and unrealized gain (loss)	(4,468,077)
Net increase (decrease) in net assets resulting from operations	$(3,805,094)

See accompanying notes to the financial statements.

14

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$662,983	$1,723,568
Net realized gain (loss)	606,964	12,682,583
Change in net unrealized appreciation (depreciation)	(5,075,041)	(5,467,234)
Net increase (decrease) in net assets from operations	(3,805,094)	8,938,917
Distributions to shareholders from:
Net investment income
Class III	(613,306)	(1,952,221)
Net realized gains
Class III	(2,010,274)	(13,723,856)
	(2,623,580)	(15,676,077)
Net share transactions (Note 7):
Class III	60,351	(53,141,064)
Total increase (decrease) in net assets	(6,368,323)	(59,878,224)
Net assets:
Beginning of period	35,726,341	95,604,565
End of period (including accumulated undistributed net investment income of $49,547 and $0, respectively)	$29,358,018	$35,726,341

See accompanying notes to the financial statements.

15

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.68	$10.78	$11.71	$11.36	$8.05
Income (loss) from investment operations:
Net investment income (loss)†	0.18	0.21	0.26	0.20	0.17
Net realized and unrealized gain (loss)	(1.23)	0.80	0.58	0.86	3.31
Total from investment operations	(1.05)	1.01	0.84	1.06	3.48
Less distributions to shareholders:
From net investment income	(0.18)	(0.23)	(0.28)	(0.19)	(0.17)
From net realized gains	(0.59)	(1.88)	(1.49)	(0.52)	—
Total distributions	(0.77)	(2.11)	(1.77)	(0.71)	(0.17)
Net asset value, end of period	$7.86	$9.68	$10.78	$11.71	$11.36
Total Return(a)	(11.88)%	9.80%	7.73%	9.59%	43.68%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$29,358	$35,726	$95,605	$112,411	$71,931
Net expenses to average daily net assets	0.46%	0.46%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.93%	1.91%	2.31%	1.79%	1.77%
Portfolio turnover rate	75%	72%	62%	60%	65%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.23%	0.13%	0.12%	0.10%	0.14%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

16

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO U.S. Intrinsic Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming the Russell 1000 Value Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, and companies with similar market capitalizations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or

17

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ

18

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

19

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions, derivative contract transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Distributions In Excess Of Net Realized Gains	Paid-in Capital
$(130)	$130	$—

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$1,421,484	$5,722,969
Long-term capital gains	1,202,096	9,953,108
Total distributions	$2,623,580	$15,676,077

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income  $49,547

20

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October capital losses of $1,341,682.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$33,241,165	$939,605	$(4,837,842)	$(3,898,237)

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered

21

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.31% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $291 and $95, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated 24,829,180 and $27,110,694, respectively.

22

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 90.57% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 0.09% of the Fund's shares were held by two related parties comprised of certain GMO employee accounts, and 0.14% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	183,699	$1,585,009	909,979	$10,011,363
Shares issued to shareholders in reinvestment of distributions	279,714	2,550,763	1,544,864	15,522,367
Shares repurchased	(421,121)	(4,075,421)	(7,627,314)	(78,674,794)
Net increase (decrease)	42,292	$60,351	(5,172,471)	$(53,141,064)

23

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Intrinsic Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Intrinsic Value Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

24

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$862.00	$2.13
2) Hypothetical	0.46%	$1,000.00	$1,022.58	$2.31

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

25

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $1,202,096 from long-term capital gains.

For taxable, non-corporate shareholders, 20.62% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 20.73% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $23,800 and $825,281, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

26

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 1.27% of distributions to shareholders declared from net realized gains during the Fund's fiscal year were reclassified to distributions from net investment income and are reflected as such in the Statement of Changes in Net Assets.

27

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

28

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

29

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

30

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

31

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Currency Hedged International Bond Fund returned -3.1% for the fiscal year ended February 29, 2008, compared with the +5.2% return for the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan). The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, including the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund underperformed the benchmark during the fiscal year by 8.3%. Cash management was the primary contributor to negative performance for the fiscal year, followed by interest-rate strategy, currency selection, and emerging debt exposure losses.

More than 70% of the fiscal year's underperformance was due to mark-to-market losses in the cash collateral pools of two funds in which the strategy invests a substantial portion of its total assets: the GMO Short Duration Collateral Fund (SDCF) and the GMO World Opportunity Overlay Fund (WOOF). SDCF and WOOF primarily invest cash in high quality U.S. and foreign floating-rate fixed income securities, mainly asset-backed securities, in order to earn a LIBOR-type return. The cash positions in SDCF and WOOF collateralize derivatives positions that seek to deliver the return of the benchmark as well as create active exposures in global interest-rate and currency markets.

With the extreme price volatility of AAA-credit quality asset-backed securities during the year, the cash pools in SDCF and WOOF underperformed LIBOR by nearly 700 bps, directly contributing to the Fund's underperformance given its 93% exposure to these two funds.

Further strategy underperformance was attributable to interest-rate and currency strategies. For much of the fiscal year, the strategy was overweight Australian, Euro-area, Swedish, Swiss, and Canadian interest-rate markets relative to Japanese, U.K., and U.S. markets. However, the U.S., U.K., and Japanese markets were among the top performers, detracting from performance. Similar results came out of two other cross-sectional models implemented in swaps. Further, the slope and volatility strategies also underperformed, leaving only the U.S. Eurodollar directional strategy and opportunistic trading with positive contributions for the year.

In currencies, the largest negative contributors were underweight positions in euros, yen, and Canadian dollars, as well as an overweight position in Australian dollars. Partially offsetting losses were gains from overweight positions in the Swiss franc, Norwegian krone, and sterling. A major risk aversion episode during the fiscal year, prompted by the turmoil in structured credit markets, persisted for much of the third and fourth quarters. Our choice of a defensive currency during this episode, the Swiss franc, was incorrect, as risk aversion manifested itself in a swift rise in the yen, in which the Fund remained underweight.

A relatively minor contribution to negative performance came from the small exposure to emerging debt, where spread widening on the asset class contributed negatively, as did negative contributions from country selection.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Currency Hedged International Bond Fund Class III Shares and the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) As of February 29, 2008

$19,000,000
$18,000,000
$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
-3.08%
4.39%
5.28%
$17,522,050
$17,486,760
$16,727,920
2/28/98
$10,000,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
GMO Currency Hedged International Bond Fund
JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)
JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) +*

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*   JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)+ represents the JPMorgan Non-U.S. Government Bond Index (Hedged) prior to 12/31/03 and the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) thereafter.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	88.6%
Short-Term Investments	11.2
Futures	1.6
Options Purchased	0.3
Forward Currency Contracts	0.3
Loan Participations	0.2
Loan Assignments	0.1
Rights and Warrants	0.0
Promissory Notes	0.0
Written Options	(0.1)
Swaps	(0.2)
Reverse Repurchase Agreements	(0.6)
Other	(1.4)
100.0%
Country/Region Summary**	% of Investments
Euro Region***	66.2%
Japan	7.1
Canada	7.0
Australia	6.4
United States	4.1
United Kingdom	3.5
Switzerland	3.1
Emerging	2.6
100.0%

*    The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**    The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	MUTUAL FUNDS — 96.5%
	United States — 96.5%
	Affiliated Issuers
464,947	GMO Emerging Country Debt Fund, Class III	4,677,363
4,763,842	GMO Short-Duration Collateral Fund	114,475,125
5,496	GMO Special Purpose Holding Fund (a) (b)	6,924
1,217,947	GMO World Opportunity Overlay Fund	31,276,870
	Total United States	150,436,282
	TOTAL MUTUAL FUNDS (COST $157,523,933)	150,436,282
Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.2%
	Money Market Funds — 0.7%
1,093,420	State Street Institutional Liquid Reserves Fund-Institutional Class	1,093,420
	Other Short-Term Investments — 2.5%
4,000,000	U.S. Treasury Bill, 2.05%, due 04/17/08 (c)	3,989,294
	TOTAL SHORT-TERM INVESTMENTS (COST $5,082,714)	5,082,714
	TOTAL INVESTMENTS — 99.7% (Cost $162,606,647)	155,518,996
	Other Assets and Liabilities (net) — 0.3%	432,799
	TOTAL NET ASSETS — 100.0%	$155,951,795

See accompanying notes to the financial statements.

2

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
3/04/08	AUD	4,000,000	$3,726,200	$189,068
3/04/08	AUD	1,900,000	1,769,945	7,781
5/06/08	AUD	2,100,000	1,940,523	(33,477)
5/06/08	AUD	2,000,000	1,848,117	(8,923)
3/11/08	CAD	2,700,000	2,742,810	88,256
4/01/08	CHF	15,900,000	15,269,675	636,462
4/15/08	EUR	7,600,000	11,522,818	540,818
4/15/08	EUR	1,200,000	1,819,392	61,488
3/25/08	GBP	1,500,000	2,976,480	2,880
3/25/08	GBP	2,000,000	3,968,640	59,061
3/25/08	GBP	1,000,000	1,984,320	360
4/22/08	JPY	50,000,000	482,693	16,997
4/08/08	NZD	1,600,000	1,272,485	28,485
4/08/08	NZD	1,900,000	1,511,076	(21,768)
4/08/08	NZD	2,200,000	1,749,667	(30,969)
			$54,584,841	$1,536,519
Sales
3/04/08	AUD	3,800,000	$3,539,890	$(224,466)
3/04/08	AUD	2,100,000	1,956,255	33,789
3/11/08	CAD	5,400,000	5,485,620	(11,427)
4/01/08	CHF	3,100,000	2,977,106	(170,889)
4/01/08	CHF	10,100,000	9,699,605	(304,118)
4/15/08	EUR	2,500,000	3,790,401	(173,401)
4/15/08	EUR	1,500,000	2,274,240	(7,020)
3/25/08	GBP	3,400,000	6,746,688	(62,968)
4/22/08	JPY	235,000,000	2,268,659	(84,238)
4/08/08	NZD	1,200,000	954,364	(12,976)
			$39,692,828	$(1,017,714)

See accompanying notes to the financial statements.

3

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
3/18/08	EUR	5,500,000	SEK	51,698,055	$33,110
3/18/08	SEK	35,774,090	EUR	3,800,000	(31,861)
4/29/08	EUR	4,600,000	NOK	36,280,200	(42,220)
4/29/08	NOK	11,834,250	EUR	1,500,000	13,051
					$(27,920)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
16	Australian Government Bond 10 Yr.	March 2008	$1,464,163	$469
79	Australian Government Bond 3 Yr.	March 2008	7,234,966	14,745
122	Canadian Government Bond 10 Yr.	June 2008	14,613,970	294,548
240	Euro BOBL	March 2008	40,569,219	907,718
516	Euro Bund	March 2008	91,700,754	1,348,512
10	Japanese Government Bond 10 Yr. (TSE)	March 2008	13,328,521	151,174
42	UK Gilt Long Bond	June 2008	9,206,042	155,992
			$178,117,635	$2,873,158
Sales
15	Euro Bund	March 2008	$2,665,720	$(22,569)
615	Federal Fund 30 day	March 2008	249,440,891	(38,535)
7	U.S. Long Bond (CBT)	June 2008	830,375	(18,828)
41	U.S. Treasury Note 10 Yr.	June 2008	4,808,531	(85,937)
106	U.S. Treasury Note 2 Yr. (CBT)	June 2008	22,781,719	(145,992)
10	U.S. Treasury Note 5 Yr. (CBT)	June 2008	1,142,500	(15,203)
			$281,669,736	$(327,064)

See accompanying notes to the financial statements.

4

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
7,600,000	CHF	3/19/2013	JP Morgan Chase Bank	Receive	3.00%	6 month CHF LIBOR	$50,068
4,200,000	AUD	3/19/2018	JP Morgan Chase Bank	Receive	7.07%	6 month AUD BBSW	(53,090)
					Premiums to (Pay) Receive	$25,935	$(3,022)

As of February 29, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BBSW - Bank Bill Swap Reference Rate

LIBOR - London Interbank Offered Rate

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Underlying investment represents interests in defaulted securities.

(c)  Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

See accompanying notes to the financial statements.

5

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $5,082,714) (Note 2)	$5,082,714
Investments in affiliated issuers, at value (cost $157,523,933) (Notes 2 and 8)	150,436,282
Interest receivable	4,644
Unrealized appreciation on open forward currency contracts (Note 2)	1,711,606
Receivable for variation margin on open futures contracts (Note 2)	1,135,209
Receivable for open swap contracts (Note 2)	50,068
Receivable for expenses reimbursed by Manager (Note 3)	12,822
Total assets	158,433,345
Liabilities:
Payable for investments purchased	1,000,000
Payable to broker for closed futures contracts	68,655
Payable to affiliate for (Note 3):
Management fee	33,441
Shareholder service fee	20,065
Trustees and Chief Compliance Officer of GMO Trust fees	202
Unrealized depreciation on open forward currency contracts (Note 2)	1,220,721
Payable for open swap contracts (Note 2)	53,090
Accrued expenses	85,376
Total liabilities	2,481,550
Net assets	$155,951,795
Net assets consist of:
Paid-in capital	$167,280,391
Distributions in excess of net investment income	(21,511,882)
Accumulated net realized gain	14,212,060
Net unrealized depreciation	(4,028,774)
$155,951,795
Net assets attributable to:
Class III shares	$155,951,795
Shares outstanding:
Class III	17,750,433
Net asset value per share:
Class III	$8.79

See accompanying notes to the financial statements.

6

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends	$69,492
Interest	1,181,261
Dividends from affiliated issuers (Note 8)	7,557,704
Total investment income	8,808,457
Expenses:
Management fee (Note 3)	549,560
Shareholder service fee – Class III (Note 3)	329,736
Custodian, fund accounting agent and transfer agent fees	86,239
Audit and tax fees	61,386
Legal fees	8,080
Trustees fees and related expenses (Note 3)	2,113
Registration fees	736
Miscellaneous	1,965
Total expenses	1,039,815
Fees and expenses reimbursed by Manager (Note 3)	(155,099)
Expense reductions (Note 2)	(7)
Indirectly incurred fees waived or borne by Manager (Note 3)	(29,299)
Shareholder service fee waived (Note 3)	(10,443)
Net expenses	844,967
Net investment income (loss)	7,963,490
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(1,785,260)
Realized gains distributions from affiliated issuers (Note 8)	327,724
Closed futures contracts	(8,366,620)
Closed swap contracts	(1,151,270)
Foreign currency, forward contracts and foreign currency related transactions	(3,168,028)
Net realized gain (loss)	(14,143,454)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	371,706
Investments in affiliated issuers	(8,023,870)
Open futures contracts	6,465,450
Open swap contracts	(75,172)
Foreign currency, forward contracts and foreign currency related transactions	(43,340)
Net unrealized gain (loss)	(1,305,226)
Net realized and unrealized gain (loss)	(15,448,680)
Net increase (decrease) in net assets resulting from operations	$(7,485,190)

See accompanying notes to the financial statements.

7

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$7,963,490	$10,998,262
Net realized gain (loss)	(14,143,454)	5,806,574
Change in net unrealized appreciation (depreciation)	(1,305,226)	(5,959,340)
Net increase (decrease) in net assets from operations	(7,485,190)	10,845,496
Distributions to shareholders from:
Net investment income
Class III	(315,341)	—
Net realized gains
Class III	—	(6,799,302)
Return of capital
Class III	(2,600,431)	(239,876)
	(2,915,772)	(7,039,178)
Net share transactions (Note 7):
Class III	(108,068,985)	(683,279,021)
Total increase (decrease) in net assets	(118,469,947)	(679,472,703)
Net assets:
Beginning of period	274,421,742	953,894,445
End of period (including distributions in excess of net investment income of $21,511,882 and $19,300,442, respectively)	$155,951,795	$274,421,742

See accompanying notes to the financial statements.

8

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006		2005	2004
Net asset value, beginning of period	$9.21		$9.04	$9.59		$9.16	$8.85
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.33		0.17	0.18		0.14	0.06
Net realized and unrealized gain (loss)	(0.62)		0.15	0.39		0.44	0.76
Total from investment operations	(0.29)		0.32	0.57		0.58	0.82
Less distributions to shareholders:
From net investment income	(0.01)		—	(1.00	)(b)	(0.15)	(0.51)
From net realized gains	—		(0.14)	(0.12)		—	—
Return of capital	(0.12)		(0.01)	—		—	—
Total distributions	(0.13)		(0.15)	(1.12)		(0.15)	(0.51)
Net asset value, end of period	$8.79		$9.21	$9.04		$9.59	$9.16
Total Return(c)	(3.08)%		3.58%	6.01%		6.35%	9.53%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$155,952		$274,422	$953,894		$1,015,009	$222,872
Net expenses to average daily net assets(d)	0.38	%(e)	0.39%	0.39%		0.39%	0.38%
Net investment income to average daily net assets(a)	3.62%		1.93%	1.91%		1.51%	0.68%
Portfolio turnover rate	55%		25%	49%		44%	36%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.09%		0.06%	0.06%		0.09%	0.24%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  Distributions from net investment income include amounts (approximately $0.49 per share) from foreign currency transactions which are treated as realized capital gain for book purposes.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

9

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Currency Hedged International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater then that of the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan). The Fund typically invests in bonds included in the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) and in securities and instruments with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. The Fund may invest a substantial portion of its assets in shares of GMO Short-Duration Collateral Fund; futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives; investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO World Opportunity Overlay Fund; and up to 5% of the Fund's total assets in sovereign debt of emerging countries (including below investment grade securities), primarily through investment in shares of GMO Emerging Country Debt Fund ("ECDF"). The Fund generally attempts to hedge at least 75% of the Fund's net foreign currency exposure into the U.S. dollar.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). Shares of GMO Special Purpose Holding Fund, GMO World Opportunity Overlay Fund and GMO Short-Duration Collateral Fund are not publicly available.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

10

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 31.47% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the securities' market values and changes in interest rates.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 29, 2008, the Fund received $35,644 through SPHF in conjunction with settlement agreements related to the default of those securities.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in

11

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each

12

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all

13

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. There were no loan agreements outstanding at the end of the period.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

14

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

15

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions, derivative contract transactions, partnership interest tax allocations, foreign currency transactions and post-October capital losses.

16

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(9,859,589)	$10,421,626	$(562,037)

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$315,341	$596,003
Long-term capital gains	—	6,203,299
	$315,341	$6,799,302
Tax return of capital	2,600,431	239,876
Total distributions	$2,915,772	$7,039,178

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October capital losses of $2,100,592.

As of February 29, 2008, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2009	$(876,665)
Total	$(876,665)

17

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$166,743,837	$6,924	$(11,231,765)	$(11,224,841)

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks

18

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust,

19

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2008 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's Excluded Fund Fees and Expenses), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.015%	0.005%	0.038%	0.058%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $1,837 and $774, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration is paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 29, 2008, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$5,636,302	$30,601,160
Investments (non-U.S. Government securities)	114,903,288	202,986,665

20

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 99.23% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, less than 0.01% of the Fund's shares were held by two related parties comprised of certain GMO employee accounts, and 99.23% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	5,140,961	$46,315,270	3,950,878	$35,845,055
Shares issued to shareholders in reinvestment of distributions	335,743	2,900,816	760,271	6,974,406
Shares repurchased	(17,538,414)	(157,285,071)	(80,460,422)	(726,098,482)
Net increase (decrease)	(12,061,710)	$(108,068,985)	(75,749,273)	$(683,279,021)

21

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$8,433,652	$752,104	$4,100,000	$460,024	$292,080	$4,677,363
GMO Short-Duration Collateral Fund	183,379,841	102,797,680	163,675,000	7,097,680	—	114,475,125
GMO Special Purpose Holding Fund	7,749	—	—	—	35,644	6,924
GMO World Opportunity Overlay Fund	55,039,560	11,250,000	34,575,000	—	—	31,276,870
Totals	$246,860,802	$114,799,784	$202,350,000	$7,557,704	$327,724	$150,436,282

22

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Currency Hedged International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Bond Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

23

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$989.60	$2.13
2) Hypothetical	0.43%	$1,000.00	$1,022.73	$2.16

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

24

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 29, 2008, $315,341 or if determined to be different, the qualified interest income of such year.

25

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 89.18% of distributions to shareholders declared from net investment income during the Fund's fiscal year were reclassified to distributions from return of capital and are reflected as such in the Statement of Changes in Net Assets.

26

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

27

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

28

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002–2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

29

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

30

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Special Purpose Holding Fund returned +517.5% for the fiscal year ended February 29, 2008, compared with the +5.8% for the JPMorgan U.S. 3 Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by +511.7%. The returns on the Fund were positive as trust administrators released a portion of principal to bondholders in two separate payments; the first payment was in March and the second, smaller payment occurred in October.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Special Purpose Holding Fund and the JPMorgan U.S. 3 Month Cash Index As of February 29, 2008

Average Annual Returns
1 Year
5 Year
Since Inception 12/31/99
517.54%
272.21%
125.01%
$7,521,362,600
12/31/99
$10,000,000
$13,652,400
$8,001,000,000
$7,501,000,000
$7,001,000,000
$6,501,000,000
$6,001,000,000
$5,501,000,000
$5,001,000,000
$4,501,000,000
$4,001,000,000
$3,501,000,000
$3,001,000,000
$2,501,000,000
$2,001,000,000
$1,501,000,000
$1,001,000,000
$501,000,000
$1,000,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
GMO Special Purpose Holding Fund
JPMorgan U.S. 3 Month Cash Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)
Consolidated Investments Concentration Summary (a)
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	0.0%
Other	100.0
100.0%

(a)  GMO SPV I, LLC is a 74.9% owned subsidiary of GMO Special Purpose Holding Fund.

1

GMO Special Purpose Holding Fund

(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Description	Value ($)
DEBT OBLIGATIONS — 0.0% (a)
Asset-Backed Securities — 0.0%
Health Care Receivables — 0.0%
Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b) (c)	—
Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A (b) (c)	—
Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A (b) (c)	—
—
Total Asset-Backed Securities	—
TOTAL DEBT OBLIGATIONS (COST $0)	—
TOTAL INVESTMENTS — 0.0% (Cost $0)	—
Other Assets and Liabilities (net) — 100.0%	696,837
TOTAL NET ASSETS — 100.0%	$696,837

Notes to Schedule of Investments:

(a)  Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% subsidiary of GMO Special Purpose
Holding Fund.

(b)  Security in default.

(c)  Security valued at fair value using methods determined in good faith by or at the direction of the
Trustees of GMO Trust (Note 2).

See accompanying notes to the financial statements.

2

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidating Statement of Assets and Liabilities — February 29, 2008

	GMO Special Purpose Holding Fund	GMO SPV I, LLC	Minority Interest	Eliminations	Consolidated Totals
Assets:
Investments in affiliated issuers, at value (cost $0) (Note 2)	$276,862	$—	$—	$(276,862)	$—
Cash	510,448	476,697	—	—	987,145
Interest receivable	667	625	—	—	1,292
Receivable for expenses reimbursed by Manager (Note 3)	493	8,587	—	—	9,080
Total assets	788,470	485,909	—	(276,862)	997,517
Liabilities:
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	4	—	—	—	4
Accrued expenses	91,629	121,751	—	—	213,380
Minority interest	—	—	87,296	—	87,296
Total liabilities	91,633	121,751	87,296	—	300,680
Net assets	$696,837	$364,158	$(87,296)	$(276,862)	$696,837
Shares outstanding	554,071				554,071
Net asset value per share	$1.26				$1.26

See accompanying notes to the financial statements.

3

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidating Statement of Operations — Year Ended February 29, 2008

	GMO Special Purpose Holding Fund	GMO SPV I, LLC	Minority Interest	Eliminations	Consolidated Totals
Investment Income:
Interest	$16,049	$20,508	$—	$—	$36,557
Total income	16,049	20,508	—	—	36,557
Expenses:
Custodian and transfer agent fees	550	28,088	—	—	28,638
Audit and tax fees	39,885	10,466	—	—	50,351
Trustees fees and related expenses (Note 3)	1	—	—	—	1
Miscellaneous	1,484	538	—	—	2,022
Total expenses	41,920	39,092	—	—	81,012
Fees and expenses reimbursed by Manager (Note 3)	(41,919)	(39,092)	—	—	(81,011)
Net expenses	1	—	—	—	1
Net income (loss)	16,048	20,508	—	—	36,556
Minority Interest	—	—	(4,916)	—	(4,916)
Net investment income (loss) after minority interest	16,048	20,508	(4,916)	—	31,640
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	4,638,699	—	—	4,638,699
Realized gains distributions from affiliated issuers	3,593,689	—	—	(3,593,689)	—
Net realized gain (loss)	3,593,689	4,638,699	—	(3,593,689)	4,638,699
Change in net unrealized appreciation (depreciation) on:
Investments	(98,880)	—	—	98,880	—
Net unrealized gain (loss)	(98,880)	—	—	98,880	—
Net realized and unrealized gain (loss)	3,494,809	4,638,699	—	(3,494,809)	4,638,699
Minority interest in realized and unrealized gain (loss)	—	—	(1,159,482)	—	(1,159,482)
Net increase (decrease) in net assets resulting from operations	$3,510,857	$4,659,207	$(1,164,398)	$(3,494,809)	$3,510,857

See accompanying notes to the financial statements.

4

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$36,556	$32,527
Net realized gain (loss)	4,638,699	34,577,048
Change in net unrealized appreciation (depreciation)	—	(4,162,820)
	4,675,255	30,446,755
Minority Interest	(1,164,398)	(7,632,005)
Net increase (decrease) in net assets from operations	3,510,857	22,814,750
Cash distributions to shareholders	(3,593,689)	(26,587,616)
	(3,593,689)	(26,587,616)
Fund share transactions: (Note 7)
Proceeds from sale of shares	—	139,034
Cost of shares repurchased	—	(139,034)
Net increase (decrease) from Fund share transactions	—	—
Total increase (decrease) in net assets	(82,832)	(3,772,866)
Net assets:
Beginning of period	779,669	4,552,535
End of period	$696,837	$779,669

See accompanying notes to the financial statements.

5

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29
	2008		2007		2006		2005
Net asset value, beginning of period	$1.41		$8.22		$15.51		$24.11
Income from investment operations:
Net investment income (loss)†	0.06		0.02		(0.08)		0.41
Net realized and unrealized gain (loss)	6.28		41.16		8.57		9.08
Total from investment operations	6.34		41.18		8.49		9.49
Less distributions to shareholders:
From net investment income	—		—		—		(0.74)
From cash distributions	(6.49)		(47.99)		(15.78)		(17.29)
From return of capital	—		—		—		(0.06)
Total distributions	(6.49)		(47.99)		(15.78)		(18.09)
Net asset value, end of period	$1.26		$1.41		$8.22		$15.51
Total Return(b)	517.54	%(c)	3613.95	%(c)	124.75	%(c)	36.35	%(c)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$697		$780		$4,553		$8,595
Net operating expenses to average daily net assets	0.00%		0.85%		1.26%		(0.01)%
Interest expense to average daily net assets	—		—		—		—
Total net expenses to average daily net assets	0.00	%(f)	0.85%		1.26%		(0.01)%
Net investment income to average daily net assets	3.91%		1.05%		(0.65)%		1.83%
Portfolio turnover rate	0%		0%		0%		0%
Fees and expenses reimbursed by the Manager to average daily net assets:	8.84%		3.74%		1.39%		0.67%

(a)  The Fund changed its fiscal year end from November 30 to February 28.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  Had the effect of reinvested distributions not been assumed and income from investment operations been retained, the total returns would have been 7.61%, 97.84%, 25.27%, and 39.36% for the fiscal years ended 2008, 2007, 2006, and 2005, respectively.

(d)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(e)  Interest expense as a percentage of average daily net assets was less than 0.01%.

(f)  Total net expenses as a percentage of average daily net assets was less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

6

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Financial Highlights — (Continued)
(For a share outstanding throughout each period)

	Period from December 1, 2003 through		Year Ended
	February 29, 2004(a)		November 30, 2003
Net asset value, beginning of period	$23.89		$23.77
Income from investment operations:
Net investment income (loss)†	0.13		0.75
Net realized and unrealized gain (loss)	0.09		(0.63)
Total from investment operations	0.22		0.12
Less distributions to shareholders:
From net investment income	—		—
From cash distributions	—		—
From return of capital	—		—
Total distributions	—		—
Net asset value, end of period	$24.11		$23.89
Total Return(b)	0.92	%**	0.50%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$225,727		$224,113
Net operating expenses to average daily net assets	0.08	%*	0.13%
Interest expense to average daily net assets	0.04	%(e)*	0.00	%(d)(e)
Total net expenses to average daily net assets	0.12	%*	0.13%
Net investment income to average daily net assets	0.49	%*	3.11%
Portfolio turnover rate	4	%**	80%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11	%*	0.10%

See accompanying notes to the financial statements.

7

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Special Purpose Holding Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return. The Fund's investments consist primarily of: (i) units of GMO SPV I, LLC ("SPV"), a special purpose vehicle that holds an interest in liquidating trusts related to certain defaulted asset-backed securities (the "NPF Securities") issued by NPF VI, Inc. and NPF XII, Inc., and (ii) cash and cash items.

Shares of the Fund are not publicly offered and are principally available only to other GMO Funds of the Trust and certain accredited investors. Presently the Fund is closed to new investment.

In April 2004, a plan of liquidation ("the Plan") was approved by the bankruptcy court with respect to National Century Financial Enterprises and the NPF Securities. Pursuant to the Plan, the Fund received a cash distribution, less expenses associated with the transaction and an interest in additional amounts recovered by the bankruptcy estate. The Fund, together with other creditors, are continuing to pursue various claims resulting from its holdings of the NPF Securities. The ultimate amount of losses and costs associated with the NPF Securities that may be recovered by the Fund (through its investment in SPV) is not known at this time.

The Fund has litigation pending against various entities related to the default of the NPF Securities. For the year ended February 29, 2008, the Fund indirectly received $3,593,689 in conjunction with a settlement agreement related to the default of those securities. The outcome of the lawsuits against the remaining defendants is not predictable and any potential recoveries are not reflected in the net asset value of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the

8

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 29, 2008

reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Basis of presentation and principles of consolidation

The accompanying consolidated financial statements include the accounts of the Fund and its majority owned investment in SPV. The consolidated financial statements include 100% of the assets and liabilities of SPV and the ownership interests of minority participants are recorded as "Minority Interest". All significant interfund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Taxes

Effective April 1, 2004, the Fund elected to be taxed as a partnership for federal income tax purposes and, accordingly, the Fund is no longer a regulated investment company for federal income tax purposes. As a partnership, the Fund will not be subject to federal and state income tax. Instead, each shareholder is responsible for the tax liability or benefit related to his/her allocable share of taxable income or loss. Accordingly, no provision (benefit) for federal and state income taxes is reflected in the accompanying financial statements.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$—	$—	$—	$—

SPV is also treated as a partnership for federal income tax purposes and subject to the same rules as the Fund with respect to the taxation of partnerships.

9

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 29, 2008

Distributions

The Fund will distribute proceeds and other cash receipts received from its underlying investments. Distributions made by the Fund, other than a distribution in partial or complete redemption of a shareholder's interest in the Fund, are reported in the Fund's financial statements as cash distributions.

Security transactions and related investment income

Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Income is not recognized on securities for which collection is not expected. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Consolidating Statement of Operations.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value

10

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 29, 2008

in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. In addition, the Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 (excluding expenses indirectly incurred by investment in underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). The costs incurred in connection with the Fund's pursuit of legal claims arising from the Fund's investment in the NPF securities are being treated for the purposes of the expense reimbursement as extraordinary expenses.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $1 and $0, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Consolidating Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

There were no purchases or sales of securities, excluding short-term investments, for the year ended February 29, 2008.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

11

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 29, 2008

6.  Principal shareholders and related parties

At February 29, 2008, 61.72% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, there were no shares held by related parties, and 100% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008	Year Ended February 28, 2007
Shares sold	—	28,918
Shares repurchased	—	(28,918)
Net decrease	—	—
Fund shares:
Beginning of period	554,071	554,071
End of period	554,071	554,071

12

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Special Purpose Holding Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Special Purpose Holding Fund (the "Fund") and subsidiary at February 29, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

13

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	0.00%	$1,000.00	$1,131.44	$0.00
2) Hypothetical	0.00%	$1,000.00	$1,024.86	$0.00

*  Expenses are calculated using the annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year. Net expenses incurred were less than $0.01.

14

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

15

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

16

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

17

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

18

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Quality Equity Fund returned -1.8% for the fiscal year ended February 29, 2008, as compared to -3.6% for the S&P 500 Index. The Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted from returns relative to the S&P 500 Index. Selections in Telecommunication Services, Information Technology, and Consumer Staples added to relative returns while selections in Consumer Discretionary, Health Care, and Energy detracted. Overweight positions in Coca-Cola and Merck and an underweight in Citigroup added to relative returns. Overweight positions in Lowe's Companies, Home Depot, and Forest Laboratories detracted.

Sector selection added to returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included an underweight position in Financials and overweight positions in Consumer Staples and Health Care. Sector weightings negatively impacting relative performance included underweight positions in Energy, Materials, and Industrials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Quality Equity Fund Class III Shares and the S&P 500 Index As of February 29, 2008

$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
2004
2005
2006
2007
2008
2/6/04
$10,000,000
$12,556,070
$11,236,620
GMO U.S. Quality Equity Fund
S&P 500 Index

	Average Annual Total Returns	
	1 Year	Since Inception
Class III	-1.76%	**2/6/04** 2.91%
Class IV	-1.77%	**2/6/04** 2.94%
Class V	-1.75%	**12/8/06** -1.04%
Class VI	-1.67%	**12/8/06** -0.97%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Classes IV, V and VI will vary due to different fees.

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.8%
Short-Term Investments	4.8
Futures	(0.0)
Other	0.4
100.0%
Industry Sector Summary	% of Equity Investments
Health Care	31.2%
Consumer Staples	24.5
Information Technology	18.7
Energy	10.7
Industrials	5.7
Consumer Discretionary	4.8
Telecommunication Services	4.2
Financials	0.2
100.0%

1

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 94.8%
	Consumer Discretionary — 4.5%
247,700	Coach, Inc. *	7,510,264
7,188,600	Home Depot, Inc.	190,857,330
3,540,400	Lowe's Cos., Inc.	84,863,388
381,500	McDonald's Corp.	20,642,965
220,300	Nike, Inc.-Class B	13,262,060
379,200	Target Corp.	19,949,712
531,800	VF Corp.	40,438,072
	Total Consumer Discretionary	377,523,791
	Consumer Staples — 23.2%
1,306,200	Anheuser-Busch Cos., Inc.	61,508,958
662,100	Avon Products, Inc.	25,199,526
233,700	Clorox Co.	13,599,003
8,782,300	Coca-Cola Co. (The)	513,413,258
726,000	Colgate-Palmolive Co.	55,241,340
299,800	Energizer Holdings, Inc. *	27,830,434
477,200	Estee Lauder Cos. (The), Inc.-Class A	20,319,176
267,800	General Mills, Inc.	14,994,122
379,400	Kellogg Co.	19,243,168
1,004,400	Kimberly-Clark Corp.	65,466,792
1,219,800	Kraft Foods, Inc.	38,021,166
4,168,600	PepsiCo, Inc.	289,967,816
3,157,300	Procter & Gamble Co. (The)	208,950,114
1,262,600	Walgreen Co.	46,097,526
10,387,600	Wal-Mart Stores, Inc.	515,121,084
397,300	WM Wrigley Jr. Co.	23,782,378
	Total Consumer Staples	1,938,755,861
	Energy — 10.1%
3,525,100	Chevron Corp.	305,485,166
6,185,500	Exxon Mobil Corp.	538,200,355
	Total Energy	843,685,521

See accompanying notes to the financial statements.

2

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Financials — 0.2%
283,400	Allstate Corp. (The)	13,526,682
	Health Care — 29.7%
2,248,505	Abbott Laboratories	120,407,443
1,224,860	Amgen, Inc. *	55,755,627
684,600	Coventry Health Care, Inc. *	35,510,202
2,058,873	Eli Lilly & Co.	102,984,828
812,400	Express Scripts, Inc. *	48,012,840
1,313,600	Forest Laboratories, Inc. *	52,241,872
8,044,100	Johnson & Johnson	498,412,436
1,844,130	Medtronic, Inc.	91,026,257
7,303,000	Merck & Co., Inc.	323,522,900
22,536,700	Pfizer, Inc.	502,117,676
531,000	Stryker Corp.	34,573,410
7,938,800	UnitedHealth Group, Inc.	368,995,424
783,200	WellPoint, Inc. *	54,886,656
1,941,320	Wyeth	84,680,378
1,317,500	Zimmer Holdings, Inc. *	99,194,575
	Total Health Care	2,472,322,524
	Industrials — 5.4%
2,607,100	3M Co.	204,396,640
673,600	Danaher Corp.	49,947,440
203,300	General Dynamics Corp.	16,640,105
257,600	Illinois Tool Works, Inc.	12,640,432
303,600	L-3 Communications Holdings, Inc.	32,269,644
731,800	United Parcel Service, Inc.-Class B	51,401,632
1,196,000	United Technologies Corp.	84,329,960
	Total Industrials	451,625,853
	Information Technology — 17.7%
9,456,700	Cisco Systems, Inc. *	230,459,779
412,800	Citrix Systems, Inc. *	13,593,504
3,193,900	Dell, Inc. *	63,398,915

See accompanying notes to the financial statements.

3

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares/ Par Value ($)	Description	Value ($)
	Information Technology — continued
3,935,273	eBay, Inc. *	103,733,796
525,800	Fiserv, Inc. *	27,667,596
164,000	Google, Inc.-Class A *	77,273,520
1,520,300	International Business Machines Corp.	173,101,358
15,011,100	Microsoft Corp.	408,602,142
6,743,500	Oracle Corp. *	126,777,800
5,961,500	Qualcomm, Inc.	252,588,755
	Total Information Technology	1,477,197,165
	Telecommunication Services — 4.0%
2,970,895	AT&T, Inc.	103,476,273
6,323,700	Verizon Communications, Inc.	229,676,784
	Total Telecommunication Services	333,153,057
	TOTAL COMMON STOCKS (COST $8,200,647,593)	7,907,790,454
	SHORT-TERM INVESTMENTS — 4.8%
183,516,374	Citigroup Global Markets Repurchase Agreement, dated 02/29/08, due 03/03/08, with a maturity value of $183,527,844 and an effective yield of 0.75%, collateralized by various U.S. Treasury obligations with an interest rate range of 8.13% - 11.25%, maturity date range of 02/15/15 - 08/15/19, and an aggregate market value, including accrued interest, of $186,349,074.	183,516,374
215,910,000	U.S. Treasury Bill, 1.79%, due 07/24/08 (a)	214,383,300
	TOTAL SHORT-TERM INVESTMENTS (COST $397,452,297)	397,899,674
	TOTAL INVESTMENTS — 99.6% (Cost $8,598,099,890)	8,305,690,128
	Other Assets and Liabilities (net) — 0.4%	31,092,775
	TOTAL NET ASSETS — 100.0%	$8,336,782,903

See accompanying notes to the financial statements.

4

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1,230	S&P 500 E-Mini	March 2008	$81,874,950	$(1,766,065)

As of February 29, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

5

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value (cost $8,598,099,890) (Note 2)	$8,305,690,128
Receivable for Fund shares sold	97,035,687
Dividends and interest receivable	22,666,729
Receivable for collateral on open futures contracts (Note 2)	4,428,000
Receivable for expenses reimbursed by Manager (Note 3)	164,285
Total assets	8,429,984,829
Liabilities:
Payable for Fund shares repurchased	87,945,435
Payable to affiliate for (Note 3):
Management fee	2,196,047
Shareholder service fee	553,196
Trustees and Chief Compliance Officer of GMO Trust fees	8,955
Payable for variation margin on open futures contracts (Note 2)	2,121,748
Accrued expenses	376,545
Total liabilities	93,201,926
Net assets	$8,336,782,903

See accompanying notes to the financial statements.

6

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008 — (Continued)

Net assets consist of:
Paid-in capital	$8,574,801,413
Accumulated undistributed net investment income	25,580,711
Accumulated net realized gain	30,576,606
Net unrealized depreciation	(294,175,827)
$8,336,782,903
Net assets attributable to:
Class III shares	$2,003,758,269
Class IV shares	$432,045,956
Class V shares	$663,615,976
Class VI shares	$5,237,362,702
Shares outstanding:
Class III	97,449,407
Class IV	20,998,610
Class V	32,270,821
Class VI	254,660,700
Net asset value per share:
Class III	$20.56
Class IV	$20.57
Class V	$20.56
Class VI	$20.57

See accompanying notes to the financial statements.

7

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends	$137,598,045
Interest	12,465,110
Total investment income	150,063,155
Expenses:
Management fee (Note 3)	22,252,931
Shareholder service fee – Class III (Note 3)	2,892,309
Shareholder service fee – Class IV (Note 3)	632,321
Shareholder service fee – Class V (Note 3)	408,693
Shareholder service fee – Class VI (Note 3)	2,052,644
Custodian, fund accounting agent and transfer agent fees	748,025
Audit and tax fees	53,573
Legal fees	136,229
Trustees fees and related expenses (Note 3)	62,944
Registration fees	109,170
Miscellaneous	66,994
Total expenses	29,415,833
Fees and expenses reimbursed by Manager (Note 3)	(1,085,951)
Expense reductions (Note 2)	(131,388)
Net expenses	28,198,494
Net investment income (loss)	121,864,661
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	188,799,858
Closed futures contracts	(2,748,918)
Net realized gain (loss)	186,050,940
Change in net unrealized appreciation (depreciation) on:
Investments	(586,790,878)
Open futures contracts	(1,593,115)
Net unrealized gain (loss)	(588,383,993)
Net realized and unrealized gain (loss)	(402,333,053)
Net increase (decrease) in net assets resulting from operations	$(280,468,392)

See accompanying notes to the financial statements.

8

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$121,864,661	$66,894,724
Net realized gain (loss)	186,050,940	67,446,920
Change in net unrealized appreciation (depreciation)	(588,383,993)	159,498,624
Net increase (decrease) in net assets from operations	(280,468,392)	293,840,268
Distributions to shareholders from:
Net investment income
Class III	(31,023,169)	(19,080,483)
Class IV	(11,111,773)	(34,152,852)
Class V	(7,018,463)	(1,484,773)
Class VI	(60,979,925)	(9,870,862)
Total distributions from net investment income	(110,133,330)	(64,588,970)
Net realized gains
Class III	(50,769,370)	(10,201,001)
Class IV	(13,927,910)	(6,234,488)
Class V	(12,819,629)	(2,285,549)
Class VI	(101,916,040)	(15,025,646)
Total distributions from net realized gains	(179,432,949)	(33,746,684)
	(289,566,279)	(98,335,654)
Net share transactions (Note 7):
Class III	572,435,769	396,663,232
Class IV	(356,639,901)	(1,347,093,160)
Class V	450,705,666	259,783,734
Class VI	3,017,011,171	2,604,941,562
Increase (decrease) in net assets resulting from net share transactions	3,683,512,705	1,914,295,368
Total increase (decrease) in net assets	3,113,478,034	2,109,799,982
Net assets:
Beginning of period	5,223,304,869	3,113,504,887
End of period (including accumulated undistributed net investment income of $25,580,711 and $13,849,380, respectively)	$8,336,782,903	$5,223,304,869

See accompanying notes to the financial statements.

9

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004(a)
Net asset value, beginning of period	$21.78		$20.81	$20.03	$19.93	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.39		0.35	0.32	0.39	0.01
Net realized and unrealized gain (loss)	(0.70)		1.12	0.72	(0.05)	(0.08)
Total from investment operations	(0.31)		1.47	1.04	0.34	(0.07)
Less distributions to shareholders:
From net investment income	(0.36)		(0.34)	(0.22)	(0.24)	—
From net realized gains	(0.55)		(0.16)	(0.04)	—	—
Total distributions	(0.91)		(0.50)	(0.26)	(0.24)	—
Net asset value, end of period	$20.56		$21.78	$20.81	$20.03	$19.93
Total Return(b)	(1.76)%		7.18%	5.28%	1.72%	(0.35	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,003,758		$1,575,300	$1,108,088	$463,848	$18,966
Net expenses to average daily net assets	0.48	%(c)	0.48%	0.48%	0.48%	0.47	%*
Net investment income to average daily net assets	1.74%		1.64%	1.58%	1.98%	1.22	%*
Portfolio turnover rate	46%		50%	52%	66%	2	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%	0.02%	0.04%	1.59	%*

(a)  Period from February 6, 2004 (commencement of operations) through February 29, 2004.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

10

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004(a)
Net asset value, beginning of period	$21.80		$20.82	$20.03	$19.93	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.40		0.37	0.32	0.38	0.01
Net realized and unrealized gain (loss)	(0.71)		1.11	0.74	(0.03)	(0.08)
Total from investment operations	(0.31)		1.48	1.06	0.35	(0.07)
Less distributions to shareholders:
From net investment income	(0.37)		(0.34)	(0.23)	(0.25)	—
From net realized gains	(0.55)		(0.16)	(0.04)	—	—
Total distributions	(0.92)		(0.50)	(0.27)	(0.25)	—
Net asset value, end of period	$20.57		$21.80	$20.82	$20.03	$19.93
Total Return(b)	(1.77)%		7.19%	5.37%	1.75%	(0.35	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$432,046		$800,458	$2,005,417	$938,586	$137,835
Net expenses to average daily net assets	0.44	%(c)	0.44%	0.44%	0.44%	0.44	%*
Net investment income to average daily net assets	1.78%		1.79%	1.62%	1.92%	0.99	%*
Portfolio turnover rate	46%		50%	52%	66%	2	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%	0.02%	0.04%	1.59	%*

(a)  Period from February 6, 2004 (commencement of operations) through February 29, 2004.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

11

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class V share outstanding throughout each period)

	Year Ended February 29, 2008		Period from December 8, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$21.79		$21.91
Income (loss) from investment operations:
Net investment income (loss)†	0.41		0.07
Net realized and unrealized gain (loss)	(0.72)		0.04
Total from investment operations	(0.31)		0.11
Less distributions to shareholders:
From net investment income	(0.37)		(0.09)
From net realized gains	(0.55)		(0.14)
Total distributions	(0.92)		(0.23)
Net asset value, end of period	$20.56		$21.79
Total Return(a)	(1.75)%		0.49	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$663,616		$259,430
Net expenses to average daily net assets	0.42	%(b)	0.42	%*
Net investment income to average daily net assets	1.83%		1.40	%*
Portfolio turnover rate	46%		50	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02	%*

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

***  Calculation represents portfolio turnover rate of the Fund for the year ended February 28, 2007.

See accompanying notes to the financial statements.

12

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 29, 2008		Period from December 8, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$21.79		$21.91
Income (loss) from investment operations:
Net investment income (loss)†	0.41		0.07
Net realized and unrealized gain (loss)	(0.70)		0.04
Total from investment operations	(0.29)		0.11
Less distributions to shareholders:
From net investment income	(0.38)		(0.09)
From net realized gains	(0.55)		(0.14)
Total distributions	(0.93)		(0.23)
Net asset value, end of period	$20.57		$21.79
Total Return(a)	(1.67)%		0.49	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$5,237,363		$2,588,116
Net expenses to average daily net assets	0.39	%(b)	0.39	%*
Net investment income to average daily net assets	1.84%		1.43	%*
Portfolio turnover rate	46%		50	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02	%*

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

***  Calculation represents portfolio turnover rate of the Fund for the year ended February 28, 2007.

See accompanying notes to the financial statements.

13

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO U.S. Quality Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the S&P 500 Index. The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index and in companies with similar market capitalizations. The Fund may hold fewer than 100 stocks. The Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and other high quality investments.

As of February 29, 2008, the Fund had four classes of shares outstanding: Class III, Class IV, Class V and Class VI. Each class of shares bears a different level of shareholder service fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

14

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

15

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

16

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions and redemption in-kind transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$—	$(9,156,118)	$9,156,118

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$110,133,330	$86,255,920
Long-term capital gains	179,432,949	12,079,734
Total distributions	$289,566,279	$98,335,654

17

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$25,580,710
Undistributed long-term capital gain	$52,051,934

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,621,341,282	$246,761,888	$(562,413,042)	$(315,651,154)

For the period ended February 29, 2008, the Fund had net realized gains attributed to redemption in-kind transactions of $9,197,517.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

18

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.105% for Class IV shares, 0.085% for Class V shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses, (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.33% of the Fund's average daily net assets.

19

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $54,940 and $27,951, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $6,326,692,567 and $2,948,957,142, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 22.32% of the outstanding shares of the Fund were held by one shareholder. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of this shareholder may have a material effect on the Fund.

As of February 29, 2008, 0.29% of the Fund's shares were held by thirty related parties comprised of certain GMO employee accounts, and 57.51% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	50,996,071	$1,139,966,142	45,988,997	$967,561,064
Shares issued to shareholders in reinvestment of distributions	3,122,803	70,870,252	1,185,522	25,054,083
Shares repurchased	(28,982,283)	(638,400,625)	(28,107,538)	(595,951,915)
Net increase (decrease)	25,136,591	$572,435,769	19,066,981	$396,663,232

20

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class IV:	Shares	Amount	Shares	Amount
Shares sold	28,155,555	$619,378,521	70,184,522	$1,495,423,391
Shares issued to shareholders in reinvestment of distributions	821,509	18,645,946	1,791,751	36,987,536
Shares repurchased	(44,697,168)	(994,664,368)	(131,569,719)	(2,879,504,087)
Net increase (decrease)	(15,720,104)	$(356,639,901)	(59,593,446)	$(1,347,093,160)
	Year Ended February 29, 2008		Period from December 8, 2006 (commencement of operations) through February 28, 2007
Class V:	Shares	Amount	Shares	Amount
Shares sold	32,154,927	$708,017,030	16,874,493	$369,964,791
Shares issued to shareholders in reinvestment of distributions	832,035	18,891,284	165,675	3,600,116
Shares repurchased	(12,624,095)	(276,202,648)	(5,132,214)	(113,781,173)
Net increase (decrease)	20,362,867	$450,705,666	11,907,954	$259,783,734
	Year Ended February 29, 2008		Period from December 8, 2006 (commencement of operations) through February 28, 2007
Class V1:	Shares	Amount	Shares	Amount
Shares sold	143,722,533	$3,181,476,095	118,076,664	$2,589,720,510
Shares issued to shareholders in reinvestment of distributions	6,951,875	157,780,829	1,096,229	23,821,052
Shares repurchased	(14,796,108)	(322,245,753)	(390,493)	(8,600,000)
Net increase (decrease)	135,878,300	$3,017,011,171	118,782,400	$2,604,941,562

21

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Quality Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Quality Equity Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

22

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

23

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 29, 2008 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$944.60	$2.32
2) Hypothetical	0.48%	$1,000.00	$1,022.48	$2.41
Class IV
1) Actual	0.44%	$1,000.00	$944.70	$2.13
2) Hypothetical	0.44%	$1,000.00	$1,022.68	$2.21
Class V
1) Actual	0.42%	$1,000.00	$944.80	$2.03
2) Hypothetical	0.42%	$1,000.00	$1,022.77	$2.11
Class VI
1) Actual	0.39%	$1,000.00	$945.00	$1.89
2) Hypothetical	0.39%	$1,000.00	$1,022.92	$1.96

*  Expenses are calculated using each Class's annualized expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

24

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $179,432,949 from long-term capital gains.

For taxable, non-corporate shareholders, 99.91% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 99.91% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 29, 2008, $9,847,844 or if determined to be different, the qualified interest income of such year.

25

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

26

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

27

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

29

GMO Foreign Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Foreign Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Foreign Fund returned -0.8% for the fiscal year ended February 28, 2008, as compared to +0.8% for the MSCI EAFE Index. The Fund was invested substantially in international equity securities throughout the period.

Fair value pricing of the Fund subtracted 1.1% from returns versus the benchmark, which utilizes local close prices. Using the local close, which we do for attribution, the Fund returned +0.3% for the fiscal year.

Stock selection subtracted 1.0% from returns for the fiscal year. Stock selection was negative in Germany and the United Kingdom.

Country selection was ahead of the MSCI EAFE Index by 0.5%. The largest positive contribution to country selection came from an overweight position in Germany, which added 0.6%.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $35,000,000 Investment in GMO Foreign Fund Class III Shares and the MSCI EAFE Index As of February 29, 2008

$150,000,000
$140,000,000
$130,000,000
$120,000,000
$110,000,000
$100,000,000
$90,000,000
$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
2/28/98
$35,000,000
$93,802,415
$66,443,405
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
GMO Foreign Fund
MSCI EAFE Index

Average Annual Total Returns				
	1 Year	5 Year	10 Year	Since Inception
Class II	-0.78%	21.11%	10.29%	n/a
Class III	-0.75%	21.21%	10.36%	n/a
Class IV	-0.68%	21.28%	10.42%	n/a
Class M	-1.05%	20.84%	n/a	1/25/02 15.13%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The Fund commenced operations on June 28, 1996 subsequent to a transaction involving, in essence, the reorganization of the GMO International Equities Pool of the Common Fund for Non-Profit Organizations (the "GMO Pool") as the GMO Foreign Fund. All information relating to the time periods prior to June 28, 1996 relates to the GMO Pool. All information is unaudited. Performance for Class II, IV and M will vary due to different fees.

GMO Foreign Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.0%
Short-Term Investments	3.3
Preferred Stocks	0.6
Rights and Warrants	0.0
Other	1.1
100.0%
Country Summary	% of Equity Investments
United Kingdom	22.7%
Japan	19.5
Germany	12.1
France	8.1
Finland	5.9
Netherlands	5.3
Italy	4.7
Hong Kong	3.9
Switzerland	3.1
Spain	3.0
Norway	1.9
Belgium	1.4
Singapore	1.4
Australia	1.3
Brazil	1.1
Taiwan	1.0
Ireland	0.9
South Korea	0.7
Sweden	0.6
Austria	0.5
Greece	0.3
Philippines	0.2
India	0.1
Mexico	0.1
Thailand	0.1
Malaysia	0.1
Argentina	0.0
Canada	0.0
New Zealand	0.0
100.0%

1

GMO Foreign Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	23.0%
Industrials	14.9
Consumer Discretionary	13.4
Energy	9.7
Telecommunication Services	8.6
Information Technology	7.2
Utilities	7.0
Consumer Staples	6.2
Materials	6.0
Health Care	4.0
100.0%

2

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 95.0%
	Argentina — 0.0%
32,800	Banco Patagonia SA * (a)	676,715
	Australia — 1.3%
223,100	Amcor Ltd	1,459,561
198,100	Australia and New Zealand Banking Group Ltd	3,997,544
298,000	Billabong International Ltd (b)	3,460,419
812,486	Coca Cola Amatil Ltd	7,211,621
483,857	Crown Ltd *	5,228,549
3,959,600	Foster's Group Ltd	19,508,453
1,276,239	Insurance Australia Group Ltd	4,430,720
1,234,100	Metcash Ltd	4,750,024
166,788	National Australia Bank Ltd	4,408,491
483,857	Publishing & Broadcasting Ltd	1,965,168
276,200	Santos Ltd	3,273,887
5,061,139	SP AusNet	5,825,960
233,800	Suncorp-Metway Ltd	2,999,231
855,351	TABCORP Holdings Ltd	12,058,088
1,269,886	Telstra Corp Ltd	5,708,621
2,920,743	Telstra Corp-Installment Receipts	8,814,635
181,500	Westfarmers Ltd	6,288,506
328,527	Westpac Banking Corp	7,026,755
	Total Australia	108,416,233
	Austria — 0.4%
123,600	Erste Bank Der Oesterreichischen Sparkassen AG (b)	7,151,744
29,330	Flughafen Wien AG	3,353,728
179,200	OMV AG	12,948,093
385,500	Telekom Austria AG	8,719,827
128,030	Wienerberger AG	6,179,468
	Total Austria	38,352,860

See accompanying notes to the financial statements.

3

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Belgium — 1.3%
260,170	Belgacom SA (b)	12,460,066
432,998	CIE Francois d' Enterprises	39,832,284
765,991	Fortis	16,922,597
734,028	Fortis VVPR Strip *	11,144
67,475	Groupe Bruxelles Lambert SA	8,082,610
179,725	KBC Groep NV (b)	22,535,268
54,437	Solvay SA (b)	6,841,157
125,369	UCB SA	5,942,793
	Total Belgium	112,627,919
	Brazil — 0.9%
605,800	Banco ABC Brasil SA	3,761,398
1,391,000	Banco Panamericano SA	7,114,984
13,400	Brasil Brokers Participacoes SA *	12,281,947
517,600	Cia Providencia Industria e Comercio SA *	2,234,333
110,100	Cremer SA *	943,379
986,800	Datasul SA	10,415,930
78,400	M Dias Branco SA	987,476
781,700	Marisa SA *	3,097,032
37,000	MPX Mineracao e Energia SA *	22,273,077
316,100	Sul America SA *	5,044,964
961,200	Trisul SA *	6,110,165
	Total Brazil	74,264,685
	Canada — 0.0%
220,100	KAP Resources Ltd * (a) (c)	2,236
	Finland — 5.6%
572,600	Neste Oil Oyj (b)	20,034,762
7,137,000	Nokia Oyj	256,415,474
2,556,838	Nokian Renkaat Oyj (b)	105,119,720
975,700	Poyry Oyj	23,956,697
1,114,700	Uponor Oyj (b)	29,115,201
1,660,951	YIT Oyj (b)	41,263,017
	Total Finland	475,904,871

See accompanying notes to the financial statements.

4

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	France — 7.7%
58,760	Accor SA	4,173,651
256,771	Arcelor Mittal	19,496,224
781,740	AXA	26,357,491
123,105	BIC SA	7,783,784
491,008	BNP Paribas	43,896,069
35,210	Casino Guichard-Perrachon SA	3,982,504
167,096	Cie de Saint-Gobain	13,062,630
468,888	Credit Agricole SA	12,718,487
1,804,192	France Telecom SA	60,564,974
251,752	Groupe Danone	19,720,769
17,475	Guyenne et Gascogne SA	2,556,240
110,492	Imerys SA	9,267,388
73,278	Lafarge SA	12,667,640
148,066	Lagardere SCA	11,633,191
139,000	L'Oreal SA	16,495,382
102,100	M6-Metropole Television	2,406,857
170,604	Michelin SA Class B	16,802,837
84,438	Pernod-Ricard	8,932,402
387,972	Peugeot SA	29,493,335
121,700	Publicis Groupe	4,394,933
54,000	Renault SA	5,769,710
583,033	Sanofi-Aventis	43,093,515
126,173	Schneider Electric SA	14,366,599
13,667	Sequana Capital	336,818
161,230	Societe Generale (b)	17,251,483
40,307	Societe Generale NV (New Shares) *	4,429,082
1,471,526	Suez SA	93,549,079
137,852	Suez SA VVPR Strip *	2,093
71,140	Technip SA	5,807,667
124,414	Thales SA	7,613,018
1,377,700	Total SA	103,746,370
484,500	Vivendi Universal SA	19,147,673
130,031	Wendel Investissement (b)	14,665,334
	Total France	656,185,229

See accompanying notes to the financial statements.

5

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Germany — 11.2%
665,364	Adidas AG (b)	42,231,296
418,576	Allianz SE (Registered)	72,159,664
110,200	Axel Springer AG	13,707,736
129,700	BASF AG	16,585,465
797,599	Bayer AG	61,382,761
422,800	Bayerische Motoren Werke AG	23,296,810
582,501	Commerzbank AG	17,512,443
216,820	Continental AG	21,381,096
620,681	Daimler AG (Registered) (b)	51,686,413
255,400	Deutsche Bank AG (Registered)	28,334,548
1,787,800	Deutsche Post AG (Registered)	59,233,850
4,236,438	Deutsche Telekom (Registered)	80,526,844
363,810	E.ON AG	68,496,619
330,400	Fresenius Medical Care AG & Co	17,298,467
306,518	Heidelberger Druckmaschinen	7,485,976
300,591	Hypo Real Estate Holding AG (b)	8,655,945
1,211,500	Infineon Technologies AG *	9,797,809
360,500	Metro AG	29,898,949
55,600	MTU Aero Engines Holding	2,822,228
418,674	Muenchener Rueckversicherungs AG (Registered)	73,665,412
38,700	Puma AG Rudolf Dassler Sport	13,769,572
537,900	RWE AG	65,121,039
1,398,600	SAP AG	66,048,589
740,037	Siemens AG (Registered)	94,372,585
329,400	Tognum AG *	8,030,562
	Total Germany	953,502,678
	Greece — 0.3%
525,990	EFG Eurobank Ergasias	15,151,980
265,000	Piraeus Bank SA	7,887,605
	Total Greece	23,039,585

See accompanying notes to the financial statements.

6

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Hong Kong — 3.8%
2,875,500	CLP Holdings Ltd	22,478,145
2,361,900	Hang Seng Bank Ltd	44,706,454
3,557,000	Hutchison Whampoa Ltd	33,335,270
12,436,000	Link REIT	30,435,301
11,685,000	MTR Corp Ltd	43,307,617
17,283,564	New World Development Co Ltd	46,458,144
11,281,000	Shun Tak Holdings Ltd	16,653,802
15,764,092	Sino Land	39,390,072
2,478,000	Sun Hung Kai Properties Ltd	43,182,764
	Total Hong Kong	319,947,569
	India — 0.1%
900,000	Satyam Computer Services Ltd	9,682,561
	Ireland — 0.8%
1,573,540	Allied Irish Banks Plc	31,853,667
1,516,249	Bank of Ireland	21,329,344
368,637	CRH Plc	13,700,588
8,800	DCC Plc	221,411
49,400	FBD Holdings Plc	2,171,999
235,500	Grafton Group Plc *	1,911,111
81,800	Irish Life & Permanent Plc	1,330,564
	Total Ireland	72,518,684
	Italy — 4.4%
827,100	Alleanza Assicurazioni SPA	10,627,671
787,744	Assicurazioni Generali SPA	33,857,987
1,240,723	Banca Intesa SPA – Di RISP	7,880,056
1,187,324	Banca Monte dei Paschi di Siena SPA (b)	5,391,385
343,854	Buzzi Unicem SPA	8,436,031
4,700,335	Enel SPA	50,718,509
2,423,521	ENI SPA	83,687,167
1,086,410	Fiat SPA	22,962,679
590,720	Finmeccanica SPA	18,166,689

See accompanying notes to the financial statements.

7

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Italy — continued
266,246	Grouppo Editoriale L'Espresso (b)	1,094,537
1,926,128	Intesa San Paolo	12,936,737
657,970	Italcementi SPA-Di RISP	10,006,652
147,700	Mediobanca SPA	2,849,569
2,851,000	Pirelli & Co SPA *	2,813,793
1,329,200	Snam Rete Gas SPA	9,243,105
15,420,198	Telecom Italia SPA	38,446,528
15,823,176	Telecom Italia SPA-Di RISP	30,529,502
3,646,982	UniCredito Italiano SPA	26,830,128
	Total Italy	376,478,725
	Japan — 18.7%
534,500	Asahi Breweries	9,990,874
1,194,000	Asahi Glass Co Ltd	13,599,561
932,700	Astellas Pharma Inc	40,764,363
1,289,600	Bridgestone Corp	21,215,086
1,493,700	Canon Inc	66,955,522
322,500	Chubu Electric Power Co Inc	8,123,652
843,600	Daiichi Sankyo Co Ltd	26,179,860
635,700	Daiwa House Industry Co Ltd	6,491,130
3,865,000	Daiwa Securities Group Inc	35,837,363
1,702,800	Denso Corp	63,568,150
6,217	East Japan Railway Co	49,899,889
179,400	Eisai Co Ltd	6,469,957
2,591,500	Haseko Corp *	3,908,643
2,439,900	Honda Motor Co Ltd	74,478,752
22,000	Ibiden Co Ltd	1,050,517
4,636,000	Itochu Corp	48,818,736
786,200	JFE Holdings Inc	35,031,326
868,400	JSR Corp	19,059,336
3,740	Jupiter Telecommunications Co Ltd *	3,104,597
821,000	Kao Corp	25,276,802
8,018	KDDI Corp	48,713,560
907,100	Komatsu Ltd	23,044,421

See accompanying notes to the financial statements.

8

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — continued
904,000	Kubota Corp	6,132,415
351,600	Kyushu Electric Power Co Inc	8,858,847
346,200	Lawson Inc	13,232,995
2,519,000	Marubeni Corp	19,071,609
3,636,000	Matsushita Electric Industrial Co Ltd	76,579,249
231,700	Miraca Holdings Inc	4,970,019
1,797,500	Mitsubishi Corp	54,842,592
8,727,000	Mitsubishi Electric Corp	79,934,565
1,436,000	Mitsui OSK Lines Ltd	18,650,600
201,000	Murata Manufacturing Co Ltd	10,905,845
658,000	NGK Spark Plug Co Ltd (b)	10,285,849
285,000	Nihon Kohden Corp	5,748,781
68,900	Nintendo Co Ltd	34,305,014
1,688	Nippon Commercial Investment Corp (REIT)	7,633,380
1,647,000	Nippon Express Co Ltd	8,785,885
132,500	Nippon Mining Holdings Inc	784,778
4,363,000	Nippon Steel Corp	22,954,617
279,300	Nitto Denko Corp	13,598,594
940,600	Nomura Holdings Inc	14,770,853
369	Nomura Real Estate Office Fund (REIT)	3,096,774
23,019	NTT Docomo Inc	33,724,447
56,720	ORIX Corp	8,480,149
777	Orix JREIT Inc	4,421,172
505,100	Seven & I Holdings Co Ltd	12,559,447
487	Seven Bank Ltd *	815,651
434,000	Shionogi and Co Ltd	7,440,131
615,000	Shiseido Co Ltd	14,015,179
918,800	Sony Corp	43,407,066
1,600	Sony Financial Holdings Inc *	6,391,376
3,913,000	Sumitomo Chemical Co Ltd	27,087,071
3,375,900	Sumitomo Electric Industries Ltd	49,956,620
1,709,000	Sumitomo Heavy Industries Ltd	13,630,041
7,707	Sumitomo Mitsui Financial Group Inc	55,667,401
998,000	Sumitomo Realty & Development Co Ltd	17,031,920

See accompanying notes to the financial statements.

9

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — continued
354,400	Takeda Pharmaceutical Co Ltd	19,775,176
5,544,000	Tokyo Gas Co Ltd	24,869,144
1,941,000	Tokyo Tatemono Co Ltd	13,152,828
1,375,000	Tokyu Land Corp	9,267,599
3,363,000	Toshiba Corp	25,224,973
2,407,900	Toyota Motor Corp	130,863,707
110,300	Uni-Charm Corp	8,060,965
3,143	West Japan Railway Co	14,379,166
	Total Japan	1,586,946,587
	Malaysia — 0.1%
3,805,500	IJM Corp Berhad	8,544,595
	Mexico — 0.1%
870,600	Megacable Holdings SAB de CV *	2,450,849
1,948,900	Urbi Desarrollos Urbanos SAB de CV *	6,823,880
	Total Mexico	9,274,729
	Netherlands — 5.1%
3,024,985	Aegon NV	45,176,629
447,702	Akzo Nobel NV	32,829,029
276,782	Fortis NV	6,101,717
133,232	Fugro NV	10,051,435
139,274	Hal Trust (Participating Units)	15,728,934
2,290,722	ING Groep NV	76,124,578
302,570	Koninklijke Ahold NV *	3,976,196
2,812,000	Koninklijke KPN NV	53,085,058
148,310	Koninklijke Vopak NV	7,722,857
392,897	Koninklijke Wessanen NV	5,257,643
2,151,732	Philips Electronics NV	83,949,035
92,391	Philips Electronics NV ADR	3,595,858
1,372,695	Reed Elsevier NV	25,502,006
133,440	Royal Dutch Shell Group Class A (Amsterdam)	4,771,757
644,307	TNT NV	25,374,408

See accompanying notes to the financial statements.

10

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Netherlands — continued
682,160	Unilever NV	21,093,222
78,987	Wereldhave NV	9,547,790
	Total Netherlands	429,888,152
	New Zealand — 0.0%
389,777	Air New Zealand	517,333
1,191,683	Telecom Corp of New Zealand	3,656,504
	Total New Zealand	4,173,837
	Norway — 1.8%
4,689,420	Prosafe ASA	80,323,317
1,292,300	StatoilHydro ASA	39,378,069
1,504,700	Telenor ASA *	30,811,226
	Total Norway	150,512,612
	Philippines — 0.2%
38,000,000	Alliance Global Group Inc *	4,021,811
5,195,800	First Gen Corp	5,130,623
55,280,000	Vista Land & Lifescapes Inc *	5,793,847
	Total Philippines	14,946,281
	Singapore — 1.3%
2,997,380	DBS Group Holdings Ltd	36,492,011
2,224,000	Keppel Corp Ltd	16,758,204
9,244,000	People's Food Holdings Ltd	7,062,392
1,357,600	Singapore Airlines Ltd	14,725,809
4,930,000	Singapore Technologies Engineering Ltd	11,920,499
8,496,710	Singapore Telecommunications	22,989,664
	Total Singapore	109,948,579
	South Korea — 0.6%
99,300	Hana Financial Group Inc	4,406,238
19,865	Hansol Paper Co *	233,692
77,400	Kookmin Bank	4,770,130

See accompanying notes to the financial statements.

11

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	South Korea — continued
143,100	KT Corp ADR *	3,475,899
8,401	Lotte Shopping Co Ltd	2,843,352
85,500	Samsung Card Co Ltd	4,536,420
55,200	Samsung Electronics Co Ltd	32,356,708
37,000	Shinhan Financial Group Co Ltd	1,993,146
	Total South Korea	54,615,585
	Spain — 2.9%
120,040	ACS Actividades de Construccion y Servicios SA	6,130,912
1,830,692	Banco Bilbao Vizcaya Argentaria SA	37,745,199
196,315	Banco Popular Espanol SA	3,074,446
2,206,032	Banco Santander Central Hispano SA	39,420,769
27,700	Cia de Distribucion Integral Logista SA	2,207,080
156,600	Gas Natural SDG SA	9,488,960
39,200	Grupo Ferrovial SA	2,565,349
2,041,772	Iberdrola SA	29,488,840
132,100	Inditex SA	6,810,236
635,000	Mapfre SA	2,863,155
94,750	Red Electrica de Espana	5,911,414
645,329	Repsol YPF SA	22,261,669
2,410,161	Telefonica SA	69,741,735
138,668	Union Fenosa SA	9,136,728
	Total Spain	246,846,492
	Sweden — 0.6%
586,740	Autoliv Inc SDR (b)	29,286,529
1,428,100	Svenska Cellulosa AB Class B	23,441,860
	Total Sweden	52,728,389
	Switzerland — 3.0%
43,170	Baloise Holding Ltd	3,893,444
1,620	Bank Sarasin & Cie AG Class B (Registered)	7,265,190
2,822	Banque Cantonale Vaudoise	1,457,699
2,666	Belimo Holding AG (Registered)	2,963,808

See accompanying notes to the financial statements.

12

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Switzerland — continued
20,560	Bobst Group AG (Registered)	1,468,469
332,950	Credit Suisse Group	16,369,831
9,335	Energiedienst Holding AG (Registered) *	6,086,942
6,697	Forbo Holdings AG (Registered) * (b)	3,355,522
32,820	Geberit AG (Registered)	4,828,546
131,305	Holcim Ltd	13,389,719
880	Jelmoli Holding AG (Bearer)	2,249,951
4,836	Jelmoli Holding AG (Registered)	2,424,461
120,510	Nestle SA (Registered)	57,518,018
345,884	Novartis AG (Registered)	17,084,176
585	SGS SA (Registered)	785,732
75,300	Swatch Group AG	22,102,431
19,900	Swiss Life Holding *	4,988,199
504	Swiss National Insurance Co (Registered)	393,666
365,441	Swiss Reinsurance Co (Registered)	29,291,378
14,100	Swisscom AG (Registered)	5,362,754
479,980	UBS AG (Registered)	15,661,084
18,941	Valora Holding AG	4,406,142
90,104	Zurich Financial Services AG	28,167,515
	Total Switzerland	251,514,677
	Taiwan — 1.0%
5,119,608	Asustek Computer Inc	14,133,944
5,998,320	Chinatrust Financial Holding Co Ltd *	5,362,554
491,290	Chungwa Telecom Co Ltd ADR	12,056,257
5,298,900	E.Sun Financial Holdings Co Ltd *	3,046,383
2,780,000	Far Eastone Telecommunications Co Ltd	3,881,964
812,000	Hon Hai Precision Industry Co Ltd	4,844,489
937,000	MediaTek Inc	10,508,936
1,483,000	Novatek Microelectronics Corp Ltd	5,218,404
2,116,800	Qisda Corp *	1,972,688
3,550,000	Sinopac Holdings Co	1,535,864
646,070	Standard Foods Corp	353,603

See accompanying notes to the financial statements.

13

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Taiwan — continued
617,456	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	6,014,021
22,103,890	United Microelectronics Corp	13,120,051
	Total Taiwan	82,049,158
	Thailand — 0.1%
62,918,000	Charoen Pokphand Foods Pcl (Foreign Registered) (a)	9,177,932
	United Kingdom — 21.7%
629,273	Anglo American Plc	39,942,054
450,945	Associated British Foods Plc	7,556,033
787,600	AstraZeneca Plc	29,438,443
3,380,175	Aviva Plc	40,742,755
7,010,910	BAE Systems Plc	66,736,593
5,615,204	Barclays Plc	52,627,482
900,036	BBA Aviation Plc	3,274,770
2,948,946	BG Group Plc	69,509,557
867,147	BHP Billiton Plc	27,740,131
398,363	Biffa Plc	2,734,152
15,174,540	BP Plc	163,653,072
540,000	British Energy Group Plc	6,015,706
798,876	British Sky Broadcasting Plc	8,963,926
8,142,101	BT Group Plc	36,643,278
442,365	Bunzl Plc	6,079,437
798,000	Cadbury Schweppes Plc	8,882,742
1,014,249	Cattle's Plc	4,670,605
2,861,457	Centrica Plc	18,269,799
3,104,700	Cobham Plc	11,169,326
2,652,700	Compass Group Plc	17,098,224
2,099,810	Diageo Plc	42,909,244
1,764,352	DSG International Plc	2,205,534
108,534	Experian Group	912,382
126,317	Fiberweb Plc	167,165
831,981	Filtrona Plc	3,115,763
632,398	FKI Plc	909,406

See accompanying notes to the financial statements.

14

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United Kingdom — continued
3,661,899	GlaxoSmithKline Plc	79,933,905
1,216,971	Group 4 Securicor Plc	5,248,423
1,132,961	Hays Plc	2,435,853
3,187,596	HBOS Plc	37,878,064
6,531,927	HSBC Holdings Plc	98,744,954
1,015,670	ICAP Plc	12,646,566
977,318	Imperial Tobacco Group Plc	45,242,302
121,632	InterContinental Hotels Group Plc	1,851,240
1,685,800	International Power Plc	12,665,141
1,519,000	ITV Plc	2,007,792
667,091	J Sainsbury Plc	4,676,914
350,270	Johnson Matthey Plc	13,466,077
403,803	Kesa Electricals Plc	1,705,933
920,418	Kingfisher Plc	2,375,946
973,158	Ladbrokes Plc	5,843,683
845,000	Lamprell Plc	7,100,397
129,400	Land Securities Group Plc	4,034,383
9,781,744	Legal & General Group Plc	24,066,664
3,394,020	Lloyds TSB Group Plc	30,336,929
49,738	Lonmin Plc	3,245,086
1,240,500	Misys Plc	3,653,281
333,472	Mitchells & Butler (Ordinary Shares)	2,934,106
66,744	Mondi Ltd	546,211
68,761	Mondi Plc	530,417
2,385,467	National Grid Plc	34,589,036
245,132	Next Plc	6,217,016
1,374,200	Northern Foods Plc	2,452,082
4,403,034	Old Mutual Plc	10,875,942
1,253,300	Pearson Plc	16,481,516
2,553,417	Prudential Plc	30,636,929
836,403	Reed Elsevier Plc	10,526,947
2,905,011	Rentokil Initial Plc	4,785,321
962,886	Resolution Plc	13,184,186
621,169	Reuters Group Plc	7,336,026

See accompanying notes to the financial statements.

15

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United Kingdom — continued
605,836	Rexam Plc	5,274,084
301,028	Rio Tinto Plc	33,867,928
549,700	Rolls-Royce Group Plc *	4,712,430
1,526,308	Royal & Sun Alliance Insurance Group	3,979,100
9,738,014	Royal Bank of Scotland Group	73,624,513
1,897,000	Royal Dutch Shell Plc A Shares (London)	67,829,831
2,055,597	Royal Dutch Shell Plc B Shares (London)	72,114,380
575,400	SABMiller Breweries Plc	11,954,281
1,384,000	Sage Group Plc	5,395,376
297,700	Schroders Plc	5,620,799
820,521	Scottish & Newcastle Plc	12,834,311
974,960	Scottish & Southern Energy Plc	28,508,448
563,626	Segro Plc	5,762,718
608,552	Serco Group Plc	5,231,100
535,575	Severn Trent (Ordinary Shares)	15,033,304
825,100	Shire Plc	16,106,431
607,432	Smith (David S.) Holdings Plc	1,902,108
290,270	Standard Chartered Plc	9,563,260
2,543,200	Standard Life Assurance Plc	10,993,309
2,543,277	Tesco Plc	20,097,736
684,305	Tomkins Plc	2,294,303
241,664	Travis Perkins Plc	5,166,215
320,847	Trinity Mirror Plc	1,802,897
637,539	Unilever Plc	20,086,474
499,112	United Utilities Plc	6,834,420
40,585,483	Vodafone Group Inc	130,661,651
68,539	WH Smith Plc	506,914
235,071	Whitbread Plc	5,882,023
321,300	William Hill Plc	2,389,742
1,239,836	William Morrison Supermarkets Plc	7,267,914
728,321	Wolseley Plc	8,912,500
2,266,250	Wood Group (John) Plc	18,518,312
789,400	WPP Group Plc	9,317,976

See accompanying notes to the financial statements.

16

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United Kingdom — continued
54,500	Xstrata Plc	4,251,566
248,700	Yell Group Plc	1,072,814
	Total United Kingdom	1,847,594,015
	TOTAL COMMON STOCKS (COST $6,413,298,274)	8,080,362,170
	PREFERRED STOCKS — 0.6%
	Brazil — 0.1%
1,257,200	Randon Participacoes SA 0.46%	11,894,743
	France — 0.0%
24,058	Casino Guichard-Perrachon SA 4.06% (b)	1,959,490
	Germany — 0.4%
381,370	Henkel KGaA 1.81%	16,953,195
2,830	Porsche AG (Non Voting) 0.06%	4,906,879
54,806	Volkswagen AG 2.02%	7,636,563
	Total Germany	29,496,637
	Italy — 0.1%
199,733	Fiat SPA 3.57%	3,372,798
92,571	IFI Istituto Finanziario Industries *	2,615,556
	Total Italy	5,988,354
	TOTAL PREFERRED STOCKS (COST $30,583,867)	49,339,224
	RIGHTS AND WARRANTS — 0.0%
	France — 0.0%
2	Societe Generale Rights, Expires 02/29/08 * (b) (d)	18
	TOTAL RIGHTS AND WARRANTS (COST $22)	18

See accompanying notes to the financial statements.

17

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.3%
191,307,524	Bank of New York Mellon Institutional Cash Reserves Fund (e)	191,307,524
94,700,000	Barclays Plc Time Deposit, 3.12%, due 03/03/08	94,700,000
	TOTAL SHORT-TERM INVESTMENTS (COST $286,007,524)	286,007,524
	TOTAL INVESTMENTS — 98.9% (Cost $6,729,889,687)	8,415,708,936
	Other Assets and Liabilities (net) — 1.1%	90,086,169
	TOTAL NET ASSETS — 100.0%	$8,505,795,105

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

REIT - Real Estate Investment Trust

SDR - Swedish Depository Receipt

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  All or a portion of this security is out on loan (Note 2).

(c)  Bankrupt issuer.

(d)  As of February 29, 2008, the Fund elected to sell these rights but the sale did not occur until after the Fund's year end.

(e)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 29, 2008, 93.33% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.

18

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value, including securities on loan of $173,252,546 (cost $6,729,889,687) (Note 2)	$8,415,708,936
Cash	81,583
Foreign currency, at value (cost $316,741,913) (Note 2)	324,026,921
Receivable for investments sold	65,654,276
Receivable for Fund shares sold	20,045,703
Dividends and interest receivable	12,591,170
Foreign taxes receivable	1,357,398
Receivable for expenses reimbursed by Manager (Note 3)	484,271
Total assets	8,839,950,258
Liabilities:
Collateral on securities loaned, at value (Note 2)	191,307,524
Payable for investments purchased	131,733,331
Payable for Fund shares repurchased	4,674,997
Payable to affiliate for (Note 3):
Management fee	4,013,995
Shareholder service fee	875,256
Administration fee – Class M	1,188
Trustees and Chief Compliance Officer of GMO Trust fees	10,707
Payable for 12b-1 fee – Class M	3,160
Accrued expenses	1,534,995
Total liabilities	334,155,153
Net assets	$8,505,795,105

See accompanying notes to the financial statements.

19

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008 — (Continued)

Net assets consist of:
Paid-in capital	$6,518,992,037
Distributions in excess of net investment income	(21,928,667)
Accumulated net realized gain	315,136,035
Net unrealized appreciation	1,693,595,700
$8,505,795,105
Net assets attributable to:
Class II shares	$848,359,455
Class III shares	$4,078,545,211
Class IV shares	$3,571,515,655
Class M shares	$7,374,784
Shares outstanding:
Class II	51,367,985
Class III	245,876,088
Class IV	215,278,963
Class M	444,839
Net asset value per share:
Class II	$16.52
Class III	$16.59
Class IV	$16.59
Class M	$16.58

See accompanying notes to the financial statements.

20

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends (net of withholding taxes of $21,696,191)	$245,461,129
Interest	13,850,994
Securities lending income	8,062,994
Total investment income	267,375,117
Expenses:
Management fee (Note 3)	56,099,105
Shareholder service fee – Class II (Note 3)	2,109,647
Shareholder service fee – Class III (Note 3)	6,903,074
Shareholder service fee – Class IV (Note 3)	3,402,058
12b-1 fee – Class M (Note 3)	22,016
Administration fee – Class M (Note 3)	17,613
Custodian and fund accounting agent fees	3,923,858
Transfer agent fees	71,795
Audit and tax fees	102,005
Legal fees	200,883
Trustees fees and related expenses (Note 3)	95,783
Registration fees	49,675
Miscellaneous	120,826
Total expenses	73,118,338
Fees and expenses reimbursed by Manager (Note 3)	(4,412,622)
Expense reductions (Note 2)	(66,219)
Net expenses	68,639,497
Net investment income (loss)	198,735,620
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	917,311,384
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $2,276) (Note 2)	18,899,322
Net realized gain (loss)	936,210,706
Change in net unrealized appreciation (depreciation) on:
Investments	(1,182,696,725)
Foreign currency, forward contracts and foreign currency related transactions	6,685,432
Net unrealized gain (loss)	(1,176,011,293)
Net realized and unrealized gain (loss)	(239,800,587)
Net increase (decrease) in net assets resulting from operations	$(41,064,967)

See accompanying notes to the financial statements.

21

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$198,735,620	$169,595,532
Net realized gain (loss)	936,210,706	611,671,466
Change in net unrealized appreciation (depreciation)	(1,176,011,293)	819,452,831
Net increase (decrease) in net assets from operations	(41,064,967)	1,600,719,829
Distributions to shareholders from:
Net investment income
Class II	(21,412,395)	(25,692,710)
Class III	(104,621,491)	(104,807,051)
Class IV	(96,288,052)	(72,605,045)
Class M	(177,321)	(156,746)
Total distributions from net investment income	(222,499,259)	(203,261,552)
Net realized gains
Class II	(81,212,536)	(71,672,115)
Class III	(384,092,710)	(265,348,849)
Class IV	(323,497,643)	(179,509,192)
Class M	(736,740)	(450,682)
Total distributions from net realized gains	(789,539,629)	(516,980,838)
	(1,012,038,888)	(720,242,390)
Net share transactions (Note 7):
Class II	(67,333,012)	(335,623,499)
Class III	(1,411,331)	277,446,603
Class IV	620,525,429	1,156,698,945
Class M	72,341	1,562,326
Increase (decrease) in net assets resulting from net share transactions	551,853,427	1,100,084,375
Total increase (decrease) in net assets	(501,250,428)	1,980,561,814
Net assets:
Beginning of period	9,007,045,533	7,026,483,719
End of period (including distributions in excess of net investment income of $21,928,667 and $44,311,300, respectively)	$8,505,795,105	$9,007,045,533

See accompanying notes to the financial statements.

22

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$18.56		$16.70	$15.13	$13.29	$8.88
Income (loss) from investment operations:
Net investment income (loss)(a)	0.40		0.38	0.28	0.26	0.17
Net realized and unrealized gain (loss)	(0.36)		3.06	2.46	2.28	4.46
Total from investment operations	0.04		3.44	2.74	2.54	4.63
Less distributions to shareholders:
From net investment income	(0.44)		(0.43)	(0.33)	(0.34)	(0.22)
From net realized gains	(1.64)		(1.15)	(0.84)	(0.36)	—
Total distributions	(2.08)		(1.58)	(1.17)	(0.70)	(0.22)
Net asset value, end of period	$16.52		$18.56	$16.70	$15.13	$13.29
Total Return(b)	(0.78)%		21.21%	19.01%	19.40%	52.49%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$848,359		$1,018,021	$1,213,447	$808,149	$781,448
Net expenses to average daily net assets	0.82	%(c)	0.82%	0.82%	0.82%	0.82%
Net investment income to average daily net assets	2.10%		2.17%	1.82%	1.92%	1.47%
Portfolio turnover rate	29%		23%	25%	23%	25%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%	0.05%	0.06%	0.08%

(a)  Calculated using average shares outstanding throughout the period.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

See accompanying notes to the financial statements.

23

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$18.64		$16.76	$15.18	$13.34	$8.90
Income (loss) from investment operations:
Net investment income (loss)(a)	0.41		0.38	0.30	0.26	0.19
Net realized and unrealized gain (loss)	(0.36)		3.09	2.45	2.30	4.47
Total from investment operations	0.05		3.47	2.75	2.56	4.66
Less distributions to shareholders:
From net investment income	(0.46)		(0.44)	(0.33)	(0.36)	(0.22)
From net realized gains	(1.64)		(1.15)	(0.84)	(0.36)	—
Total distributions	(2.10)		(1.59)	(1.17)	(0.72)	(0.22)
Net asset value, end of period	$16.59		$18.64	$16.76	$15.18	$13.34
Total Return(b)	(0.75)%		21.36%	19.07%	19.41%	52.76%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$4,078,545		$4,556,742	$3,800,326	$3,663,370	$2,260,046
Net expenses to average daily net assets	0.75	%(c)	0.75%	0.75%	0.75%	0.75%
Net investment income to average daily net assets	2.16%		2.11%	1.97%	1.87%	1.67%
Portfolio turnover rate	29%		23%	25%	23%	25%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%	0.05%	0.06%	0.08%

(a)  Calculated using average shares outstanding throughout the period.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

See accompanying notes to the financial statements.

24

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$18.64		$16.77	$15.18	$13.34	$8.90
Income (loss) from investment operations:
Net investment income (loss)(a)	0.40		0.36	0.31	0.28	0.19
Net realized and unrealized gain (loss)	(0.34)		3.11	2.47	2.28	4.48
Total from investment operations	0.06		3.47	2.78	2.56	4.67
Less distributions to shareholders:
From net investment income	(0.47)		(0.45)	(0.35)	(0.36)	(0.23)
From net realized gains	(1.64)		(1.15)	(0.84)	(0.36)	—
Total distributions	(2.11)		(1.60)	(1.19)	(0.72)	(0.23)
Net asset value, end of period	$16.59		$18.64	$16.77	$15.18	$13.34
Total Return(b)	(0.68)%		21.36%	19.22%	19.47%	52.84%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,571,516		$3,424,024	$2,007,037	$1,169,805	$923,221
Net expenses to average daily net assets	0.69	%(c)	0.69%	0.69%	0.69%	0.70%
Net investment income to average daily net assets	2.08%		2.04%	1.98%	2.00%	1.65%
Portfolio turnover rate	29%		23%	25%	23%	25%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%	0.05%	0.06%	0.09%

(a)  Calculated using average shares outstanding throughout the period.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

See accompanying notes to the financial statements.

25

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$18.63		$16.75	$15.19	$13.25	$8.86
Income (loss) from investment operations:
Net investment income (loss)(a)	0.35		0.30	0.24	0.30	0.14
Net realized and unrealized gain (loss)	(0.36)		3.12	2.46	2.21	4.45
Total from investment operations	(0.01)		3.42	2.70	2.51	4.59
Less distributions to shareholders:
From net investment income	(0.40)		(0.39)	(0.30)	(0.21)	(0.20)
From net realized gains	(1.64)		(1.15)	(0.84)	(0.36)	—
Total distributions	(2.04)		(1.54)	(1.14)	(0.57)	(0.20)
Net asset value, end of period	$16.58		$18.63	$16.75	$15.19	$13.25
Total Return(b)	(1.05)%		21.04%	18.66%	19.18%	52.10%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$7,375		$8,258	$5,673	$3,508	$12,878
Net expenses to average daily net assets	1.05	%(c)	1.05%	1.05%	1.05%	1.05%
Net investment income to average daily net assets	1.81%		1.69%	1.56%	2.24%	1.23%
Portfolio turnover rate	29%		23%	25%	23%	25%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%	0.05%	0.06%	0.08%

(a)  Calculated using average shares outstanding throughout the period.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

See accompanying notes to the financial statements.

26

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Foreign Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the MSCI EAFE Index (Europe, Australasia, and Far East). The Fund typically makes equity investments in non-U.S. companies, including the companies that issue stocks included in the MSCI international developed country universe (the universe of securities from which the MSCI EAFE Index is constructed) and companies in emerging countries. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions, but may hold up to 10% of its total assets in cash and other high quality investments in order to manage cash inflows and outflows as a result of shareholder purchases and redemptions. The Fund may make investments in emerging countries, but these investments generally will represent 10% or less of the Fund's total assets.

Throughout the year ended February 29, 2008, the Fund had four classes of shares outstanding: Class II, Class III, Class IV, and Class M. Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 3). The principal economic difference among the classes of shares is the type and level of fees borne by the classes.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations

27

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. There were no forward currency contracts outstanding at the end of the period.

28

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost

29

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had loaned securities valued by the Fund at $173,252,546, collateralized by cash in the amount of $191,307,524, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

30

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. The CPMF tax has been included in the net realized gain (loss) on investments throughout the period. For the year ended February 29, 2008, the Fund incurred $2,276 in CPMF tax which is included in the net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to passive foreign investment company transactions, foreign currency transactions, differing treatment on security sales, and redemption in-kind transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

31

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$46,146,272	$(96,668,712)	$50,522,440

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$294,640,270	$277,124,342
Long-term capital gains	717,398,618	443,118,048
Total distributions	$1,012,038,888	$720,242,390

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$4,508,772
Undistributed long–term capital gain	$317,006,530

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,756,604,509	$1,932,154,787	$(273,050,360)	$1,659,104,427

For the period ended February 29, 2008, the Fund had net realized gains attributed to redemption in-kind transactions of $54,590,446.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in

32

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

33

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, and 0.09% for Class IV shares.

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of average daily Class M net assets for support services provided to Class M shareholders.

Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of certain other services incidental thereto. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily Class M net assets. This fee may be spent on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.60% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $82,627 and $37,494, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration is paid by the Fund to any other officer of the Trust.

34

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $2,631,811,703 and $2,994,835,477, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, there were no shareholders individually holding in excess of 10% of the Fund's outstanding shares.

As of February 29, 2008, 0.01% of the Fund's shares were held by fourteen related parties comprised of certain GMO employee accounts, and 0.55% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class II:	Shares	Amount	Shares	Amount
Shares sold	16,492,099	$297,811,599	13,449,914	$231,622,632
Shares issued to shareholders in reinvestment of distributions	4,944,763	92,077,263	5,052,204	89,348,934
Shares repurchased	(24,912,687)	(457,221,874)	(36,326,663)	(656,595,065)
Net increase (decrease)	(3,475,825)	$(67,333,012)	(17,824,545)	$(335,623,499)

35

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	40,267,613	$743,943,093	66,421,037	$1,188,616,078
Shares issued to shareholders in reinvestment of distributions	24,148,643	451,660,303	18,923,124	337,090,707
Shares repurchased	(63,056,039)	(1,197,014,727)	(67,564,953)	(1,248,260,182)
Net increase (decrease)	1,360,217	$(1,411,331)	17,779,208	$277,446,603
	Year Ended February 29, 2008		Year Ended February 28, 2007
Class IV:	Shares	Amount	Shares	Amount
Shares sold	35,986,533	$684,663,196	64,980,665	$1,177,635,350
Shares issued to shareholders in reinvestment of distributions	20,380,015	379,339,109	12,035,673	214,006,988
Shares repurchased	(24,769,071)	(443,476,876)	(13,038,899)	(234,943,393)
Net increase (decrease)	31,597,477	$620,525,429	63,977,439	$1,156,698,945
	Year Ended February 29, 2008		Year Ended February 28, 2007
Class M:	Shares	Amount	Shares	Amount
Shares sold	90,342	$1,706,341	765,485	$13,963,575
Shares issued to shareholders in reinvestment of distributions	48,969	914,061	34,107	607,428
Shares repurchased	(137,839)	(2,548,061)	(694,804)	(13,008,677)
Net increase (decrease)	1,472	$72,341	104,788	$1,562,326

36

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Foreign Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

37

GMO Foreign Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $35,000,000 account value divided by $1,000 = 35,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

38

GMO Foreign Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 29, 2008 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class II
1) Actual	0.82%	$1,000.00	$938.40	$3.95
2) Hypothetical	0.82%	$1,000.00	$1,020.79	$4.12
Class III
1) Actual	0.75%	$1,000.00	$938.60	$3.62
2) Hypothetical	0.75%	$1,000.00	$1,021.13	$3.77
Class IV
1) Actual	0.69%	$1,000.00	$938.80	$3.33
2) Hypothetical	0.69%	$1,000.00	$1,021.43	$3.47
Class M
1) Actual	1.05%	$1,000.00	$937.10	$5.06
2) Hypothetical	1.05%	$1,000.00	$1,019.64	$5.27

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 29, 2008 multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

39

GMO Foreign Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $717,398,618 from long-term capital gains.

During the year ended February 29, 2008, the Fund paid foreign taxes of $21,682,149 and recognized foreign source income of $267,157,320.

For taxable, non-corporate shareholders, 63.08% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $6,957,062 and $72,141,011, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

40

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

41

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

42

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

43

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

44

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Tax-Managed International Equities Fund returned +2.3% for the fiscal year ended February 29, 2008, as compared to +0.8% for the MSCI EAFE Index. On an after-tax basis, the Fund returned -0.3% compared to the benchmark's -0.7% for the same period. The Fund was invested substantially in international equity securities throughout the period.

Country selection was a positive factor for the period, due primarily to the portfolio's 6% weight in emerging markets equities, which significantly outpaced the developed markets. Overweight exposure to Canada added value, while an underweight exposure to Australia worked against the portfolio.

Sector selection was also a positive factor for the fiscal year. An overweight in Energy stocks, which outperformed for the 12-month period, and underweight exposure to Financial stocks, which stumbled, were the primary factors. An underweight in Consumer Staples, which also posted strong returns for the period, was the primary negative influence.

Stock selection was also a positive for the year, as both the intrinsic value and momentum strategies outpaced the market, while the quality-adjusted value strategy posted results similar to the benchmark's.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  Returns do not reflect the tax effect a shareholder would pay on Fund distributions or the redemption of Fund shares.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.7%
Preferred Stocks	1.9
Short-Term Investments	0.4
Rights and Warrants	0.0
Other	2.0
100.0%
Country Summary	% of Equity Investments
United Kingdom	19.5%
Japan	19.1
Germany	12.0
France	12.0
Australia	4.6
Switzerland	4.1
Italy	3.8
Netherlands	3.5
Finland	3.1
Canada	2.3
Singapore	1.8
Hong Kong	1.6
Belgium	1.4
Brazil	1.4
Sweden	1.2
South Korea	1.2
Taiwan	1.0
Austria	1.0
Spain	1.0
Norway	0.9
China	0.6
Russia	0.5
Thailand	0.4
Ireland	0.4
India	0.4
Malaysia	0.3
Greece	0.2
Turkey	0.2
Philippines	0.1
South Africa	0.1
Indonesia	0.1
Israel	0.1
Poland	0.1
Hungary	0.0
100.0%

1

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	20.4%
Energy	14.0
Materials	11.7
Industrials	10.8
Health Care	10.6
Consumer Discretionary	10.5
Telecommunication Services	7.2
Information Technology	5.9
Consumer Staples	5.4
Utilities	3.5
100.0%

2

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 95.7%
	Australia — 4.5%
208,107	Australia and New Zealand Banking Group Ltd	4,199,479
166,815	BHP Billiton Ltd	6,035,834
45,208	Commonwealth Bank of Australia	1,750,629
38,524	Macquarie Group Ltd	1,923,904
73,689	QBE Insurance Group Ltd	1,524,166
20,217	Rio Tinto Ltd	2,519,125
146,634	Santos Ltd	1,738,100
554,480	Stockland	3,588,357
352,754	Suncorp-Metway Ltd	4,525,195
1,144,504	Telstra Corp Ltd	5,144,981
213,322	Westpac Banking Corp	4,562,673
146,465	Woodside Petroleum Ltd	7,658,880
141,450	Woolworths Ltd	3,777,729
	Total Australia	48,949,052
	Austria — 0.9%
438	Lenzing AG	240,225
87,050	OMV AG	6,289,796
59,780	Voestalpine AG	3,757,593
	Total Austria	10,287,614
	Belgium — 1.4%
6,470	Colruyt SA	1,580,930
23,154	Delhaize Group	1,753,509
208,468	Dexia	4,901,097
227,419	Fortis	5,024,237
33,263	UCB SA	1,576,746
	Total Belgium	14,836,519
	Brazil — 0.3%
26,157	Banco do Brasil SA	437,265
15,984	Electrobras (Centro)	235,067

See accompanying notes to the financial statements.

3

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Brazil — continued
5,800	Petroleo Brasileiro SA (Petrobras)	335,084
8,320	Petroleo Brasileiro SA (Petrobras) ADR	976,269
5,700	Unibanco-Uniao de Bancos Brasileiros SA GDR	773,034
	Total Brazil	2,756,719
	Canada — 2.3%
21,900	Canadian Imperial Bank of Commerce	1,486,107
64,264	Canadian Natural Resources	4,815,964
44,171	EnCana Corp	3,367,183
42,000	National Bank of Canada	2,073,010
43,200	Potash Corp of Saskatchewan Inc	6,868,109
62,100	Research In Motion Ltd *	6,469,000
	Total Canada	25,079,373
	China — 0.6%
1,004,000	Bank of China Ltd Class H	420,552
90,000	China Merchants Bank Co Ltd Class H	312,417
514,000	China Petroleum & Chemical Corp Class H	561,752
174,000	China Shipping Development Co Ltd Class H	538,176
6,300	China Telecom Corp Ltd ADR	462,483
138,300	China Telecom Corp Ltd Class H	101,854
586,000	CNOOC Ltd	973,200
300,000	Datang International Power Generation Co Ltd	201,267
790,000	Denway Motors Ltd	399,320
318,000	Huaneng Power International Inc Class H	259,834
1,036,000	Industrial and Commercial Bank of China Ltd Class H	718,728
148,000	Jiangxi Copper Co Ltd Class H	342,485
290,000	Maanshan Iron & Steel Co Ltd Class H	180,459
248,000	PetroChina Co Ltd Class H	363,017
64,000	Shanghai Industrial Holdings Ltd	260,985
198,000	Yanzhou Coal Mining Co Ltd Class H	323,012
	Total China	6,419,541

See accompanying notes to the financial statements.

4

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Finland — 3.1%
25,944	Fortum Oyj	1,083,230
660,497	Nokia Oyj	23,730,090
70,750	Rautaruukki Oyj	3,084,725
208,062	Sampo Oyj Class A	5,646,859
	Total Finland	33,544,904
	France — 11.7%
23,203	Alstom	4,876,330
177,472	Arcelor Mittal	13,475,174
145,451	BNP Paribas	13,003,306
4,173	Bongrain SA	459,944
18,695	Bouygues	1,276,872
33,710	Casino Guichard-Perrachon SA	3,812,843
5,024	Chargeurs International SA	105,540
36,812	Cie de Saint-Gobain	2,877,756
75,920	Credit Agricole SA	2,059,314
2,228	Esso SAF	516,524
101,435	France Telecom SA	3,405,074
24,321	Michelin SA Class B	2,395,382
4,045	NYSE Euronext	265,444
86,816	Peugeot SA	6,599,686
55,300	Renault SA	5,908,611
373,149	Sanofi-Aventis	27,580,432
22,762	Societe Generale	2,435,516
5,690	Societe Generale NV (New Shares) *	625,238
16,784	Suez SA Class B	1,068,303
16,784	Suez SA VVPR Strip *	255
693	Total Gabon	476,264
462,855	Total SA	34,854,849
	Total France	128,078,657
	Germany — 10.9%
41,494	Adidas AG	2,633,664
36,900	Allianz SE (Registered)	6,361,310

See accompanying notes to the financial statements.

5

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Germany — continued
71,124	BASF AG	9,095,024
47,643	Bayer AG	3,666,578
86,717	Bayerische Motoren Werke AG	4,778,215
117,272	Daimler AG (Registered)	9,765,675
63,382	Deutsche Bank AG (Registered)	7,031,716
32,100	Deutsche Boerse AG	5,107,914
108,148	Deutsche Post AG (Registered)	3,583,187
32,559	E.ON AG	6,130,072
49,900	MAN AG	6,581,874
49,060	Muenchener Rueckversicherungs AG (Registered)	8,632,074
15,287	Q-Cells AG *	1,232,347
21,046	RWE AG	2,547,941
38,020	Salzgitter AG	6,664,220
69,800	Siemens AG (Registered)	8,901,185
29,661	Suedzucker AG	653,901
177,920	ThyssenKrupp AG	10,231,711
67,374	Volkswagen AG	15,340,704
	Total Germany	118,939,312
	Greece — 0.2%
38,391	National Bank of Greece SA	2,080,143
	Hong Kong — 1.5%
529,500	BOC Hong Kong Holdings Ltd	1,297,596
52,000	Citic Pacific Ltd	281,186
914,400	CLP Holdings Ltd	7,147,980
99,000	Hang Lung Group Ltd	452,809
704,000	Hong Kong Electric Holdings Ltd	3,986,915
197,500	Hong Kong Exchanges and Clearing Ltd	3,751,921
	Total Hong Kong	16,918,407

See accompanying notes to the financial statements.

6

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Hungary — 0.0%
1,680	MOL Magyar Olaj es Gazipari Nyrt (New Shares)	228,861
7,420	OTP Bank Nyrt	299,823
	Total Hungary	528,684
	India — 0.4%
2,400	Bajaj Auto Ltd Sponsored GDR	133,200
1,250	HDFC Bank Ltd ADR	136,388
31,700	Hindalco Industries Ltd GDR 144A	153,111
9,600	ICICI Bank Ltd Sponsored ADR	497,664
11,830	Infosys Technologies Sponsored ADR	460,424
34,500	ITC Ltd GDR	170,882
8,100	Mahindra & Mahindra Ltd Sponsored GDR	136,561
11,200	Reliance Industries Ltd Sponsored GDR 144A	1,363,600
7,310	Satyam Computer Services Ltd ADR	182,604
6,600	State Bank of India Sponsored GDR	721,050
8,690	Tata Motors Ltd Sponsored ADR	152,249
	Total India	4,107,733
	Indonesia — 0.1%
378,000	Aneka Tambang Tbk PT	165,432
174,500	Astra International Tbk PT	523,588
547,500	Bumi Resources Tbk PT	451,725
	Total Indonesia	1,140,745
	Ireland — 0.4%
38,854	Bank of Ireland	546,566
100,699	CRH Plc	3,742,531
	Total Ireland	4,289,097
	Israel — 0.1%
62,820	Bank Hapoalim BM	268,412
5,910	Check Point Software Technologies Ltd *	129,547
4,530	Teva Pharmaceutical Industries Ltd Sponsored ADR	222,287
	Total Israel	620,246

See accompanying notes to the financial statements.

7

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Italy — 3.7%
482,848	Enel SPA	5,210,124
937,601	ENI SPA	32,376,518
158,878	Fiat SPA	3,358,092
	Total Italy	40,944,734
	Japan — 18.7%
276,000	Cosmo Oil Co Ltd	912,032
123,541	Daiichi Sankyo Co Ltd	3,833,910
26,600	Daikin Industries Ltd	1,196,933
63,700	Eisai Co Ltd	2,297,304
322,000	Fuji Heavy Industries Ltd	1,404,717
18,100	Fuji Photo Film Co Ltd	678,713
619,500	Honda Motor Co Ltd	18,910,442
88,000	Hoya Corp	2,232,818
426,000	Isuzu Motors Ltd	1,939,893
795,000	Itochu Corp	8,371,634
73,800	JFE Holdings Inc	3,288,364
58,000	Kamigumi Co Ltd	437,598
100,000	Kao Corp	3,078,782
308,000	Kawasaki Kisen Kaisha Ltd	3,124,357
183,300	Komatsu Ltd	4,656,645
36,000	Kyudenko Corp	181,342
74,300	Kyushu Electric Power Co Inc	1,872,049
899,000	Marubeni Corp	6,806,422
383,000	Mazda Motor Corp	1,560,578
421,200	Mitsubishi Corp	12,851,015
143,000	Mitsubishi Estate Co Ltd	3,484,979
326,000	Mitsui & Co	7,089,663
329,000	Mitsui OSK Lines Ltd	4,273,014
595,718	Mitsui Trust Holding Inc	4,106,543
47,000	Nagase & Co	478,988
93,000	NGK Insulators Ltd	2,111,836
102,000	Nikon Corp	2,857,024
27,500	Nintendo Co Ltd	13,692,132

See accompanying notes to the financial statements.

8

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — continued
137	Nippon Building Fund Inc	1,685,509
26,000	Nippon Corp	170,973
563,000	Nippon Oil Corp	3,840,602
581,000	Nippon Steel Corp	3,056,757
1,201	Nippon Telegraph & Telephone Corp	5,237,241
411,000	Nippon Yusen KK	3,797,817
982,100	Nissan Motor Co	8,831,998
4,226	NTT Docomo Inc	6,191,386
21,000	Ono Pharmaceutical Co Ltd	1,060,212
3,349	Resona Holdings Inc	5,417,055
298,400	Ricoh Company Ltd	4,792,343
7,600	Ryosan Co	181,455
275,700	Seven & I Holdings Co Ltd	6,855,355
95,100	Shin-Etsu Chemical Co Ltd	5,132,203
963,100	Sojitz Corp	3,610,208
92,900	SUMCO Corp	2,054,354
200,800	Sumitomo Corp	2,887,745
63,000	Taisho Pharmaceutical Co Ltd	1,283,837
234,500	Takeda Pharmaceutical Co Ltd	13,084,872
72,590	Takefuji Corp	1,833,482
68,400	Tokyo Electric Power Co Inc	1,757,338
108,000	TonenGeneral Sekiyu KK	1,025,295
340,000	Toshiba Corp	2,550,250
	Total Japan	204,068,014
	Malaysia — 0.3%
219,600	Gamuda Berhad	266,998
178,800	Genting Berhad	378,225
201,200	IOI Corp Berhad	500,427
176,750	Malayan Banking Berhad	498,922
88,300	MISC Berhad	246,812
67,300	Public Bank Berhad	219,858
135,255	Sime Darby Berhad *	491,144
106,000	Telekom Malaysia Berhad	374,214

See accompanying notes to the financial statements.

9

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Malaysia — continued
46,800	Tenaga Nasional Berhad	131,311
	Total Malaysia	3,107,911
	Netherlands — 3.4%
495,995	Aegon NV	7,407,436
12,283	Boskalis Westminster	678,187
2,671	Gamma Holdings NV	177,886
120,207	Heineken NV	6,779,733
493,931	ING Groep NV	16,414,165
139,540	Koninklijke Ahold NV *	1,833,752
45,860	Koninklijke DSM	2,018,136
107,689	Reed Elsevier NV	2,000,652
	Total Netherlands	37,309,947
	Norway — 0.9%
21,304	Frontline Ltd	971,684
62,351	Norsk Hydro ASA	880,842
228,300	Orkla ASA	2,837,999
172,824	StatoilHydro ASA	5,266,173
	Total Norway	9,956,698
	Philippines — 0.1%
12,000	Ayala Corp	126,391
613,100	Ayala Land Inc	174,230
3,400	Globe Telecom Inc	123,106
84,500	Manila Electric Co *	161,891
126,700	Metropolitan Bank & Trust Co	130,110
7,240	Philippine Long Distance Telephone Co	510,843
956,200	PNOC Energy Development Corp	148,973
	Total Philippines	1,375,544

See accompanying notes to the financial statements.

10

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Poland — 0.0%
3,270	KGHM Polska Miedz SA	151,318
17,440	Polski Koncern Naftowy Orlen SA *	295,848
12,680	Telekomunikacja Polska SA	118,124
	Total Poland	565,290
	Russia — 0.5%
24,000	JSC Mining & Smelting Co ADR	700,800
21,100	Lukoil Sponsored ADR	1,561,400
12,240	Mobile Telesystems Sponsored ADR	1,004,414
15,200	OAO Gazprom Sponsored GDR	772,160
4,300	OAO Tatneft Sponsored GDR (Registered Shares)	539,650
9,950	Surgutneftegaz Sponsored ADR	457,700
28,540	Tatneft	175,171
14,840	Vimpel-Communications Sponsored ADR	515,393
	Total Russia	5,726,688
	Singapore — 1.8%
340,000	Capitaland Ltd	1,502,128
161,500	Fraser & Neave Ltd	556,132
527,000	Oversea-Chinese Banking Corp	2,842,906
590,000	SembCorp Marine Ltd	1,511,016
275,000	Singapore Exchange Ltd	1,600,122
2,864,670	Singapore Telecommunications	7,750,977
268,000	United Overseas Bank Ltd	3,398,080
	Total Singapore	19,161,361
	South Africa — 0.1%
110,096	FirstRand Ltd	260,553
13,816	Nedbank Group Ltd	203,782
13,600	Remgro Ltd	350,818
115,100	Sanlam Ltd	273,533
105,100	Steinhoff International Holdings Ltd	241,388
	Total South Africa	1,330,074

See accompanying notes to the financial statements.

11

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	South Korea — 1.1%
2,689	Daelim Industrial Co Ltd	418,429
7,290	Dongkuk Steel Mill Co Ltd	326,096
8,928	Hana Financial Group Inc	396,162
5,630	Hanjin Shipping	213,103
19,550	Hynix Semiconductor Inc *	502,735
4,862	Hyundai Development Co	346,717
6,550	Hyundai Mobis	502,771
12,010	Hyundai Motor Co	842,107
5,130	Hyundai Steel Co	396,900
700	KCC Corp	412,700
7,840	Kookmin Bank	483,176
12,770	Korea Electric Power Corp	447,432
5,351	Korean Air Lines Co Ltd	404,291
1,900	KT Corp	93,419
9,350	KT Corp ADR *	227,112
8,630	KT&G Corp	712,030
4,303	LG Chemicals Ltd	359,648
6,520	LG Corp	453,477
2,140	POSCO	1,177,049
1,698	Samsung Electronics Co Ltd	995,321
18,710	Shinhan Financial Group Co Ltd	1,007,885
2,776	SK Corp	493,351
5,084	SK Energy Co Ltd	690,271
100	SK Telecom Co Ltd	20,327
21,030	SK Telecom Co Ltd ADR	471,072
	Total South Korea	12,393,581
	Spain — 0.9%
114,883	Repsol YPF SA	3,963,075
216,970	Telefonica SA	6,278,362
	Total Spain	10,241,437

See accompanying notes to the financial statements.

12

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Sweden — 1.2%
57,900	Electrolux AB Series B	929,012
40,075	Hennes & Mauritz AB Class B	2,247,732
149,158	Investor AB	3,155,054
178,000	Scania AB Class B	4,294,317
124,900	Tele2 AB Class B	2,195,338
	Total Sweden	12,821,453
	Switzerland — 4.0%
279,757	ABB Ltd	6,969,955
6,497	Bobst Group AG (Registered)	464,039
6,550	Nestle SA (Registered)	3,126,239
351,880	Novartis AG (Registered)	17,380,335
40,011	Swiss Reinsurance Co (Registered)	3,207,022
40,794	Zurich Financial Services AG	12,752,659
	Total Switzerland	43,900,249
	Taiwan — 1.0%
295,018	Advanced Semiconductor Engineering Inc	270,473
131,508	Asustek Computer Inc	363,060
670,488	China Development Financial Holding Corp	274,552
669,841	China Steel Corp	989,679
513,000	Chinatrust Financial Holding Co Ltd *	458,627
277,440	Chunghwa Telecom Co Ltd	689,807
390,383	Compal Electronics Inc	351,845
55,960	Delta Electronics Inc	159,165
291,247	Far Eastern Textile Co Ltd	474,511
223,000	Far Eastone Telecommunications Co Ltd	311,395
274,930	Formosa Chemicals & Fibre Co	668,126
210,515	Formosa Plastics Corp	567,482
45,558	High Tech Computer Corp	940,486
171,694	Lite-On Technology Corp	234,540
27,260	MediaTek Inc	305,735
458,000	Mega Financial Holdings Co Ltd	327,043
360,080	Nan Ya Plastics Corp	848,007

See accompanying notes to the financial statements.

13

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Taiwan — continued
61,559	Novatek Microelectronics Corp Ltd	216,615
157,290	Quanta Computer Inc	206,199
241,677	Siliconware Precision Industries Co	393,838
528,390	Taishin Financial Holdings Co Ltd *	245,842
155,809	Taiwan Mobile Co Ltd	263,962
65,000	U-Ming Marine Transport Co	178,716
140,240	Unimicron Technology Corp	211,611
481,742	United Microelectronics Corp	285,944
152,579	Wistron Corp	251,964
	Total Taiwan	10,489,224
	Thailand — 0.4%
91,150	Bangkok Bank Pcl NVDR (a)	372,160
22,000	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	23,258
1,245,260	IRPC Pcl (Foreign Registered) (a)	234,441
210,020	Kasikornbank Pcl NVDR (a)	578,870
624,060	Krung Thai Bank Pcl (Foreign Registered) (a)	212,151
163,180	PTT Exploration & Production Pcl (Foreign Registered) (a)	821,349
102,780	PTT Pcl (Foreign Registered) (a)	1,099,155
52,540	Siam Cement Pcl NVDR (a)	357,085
172,200	Siam Commercial Bank Pcl (Foreign Registered) (a)	471,982
120,380	Thai Oil Pcl (Foreign Registered) (a)	297,668
	Total Thailand	4,468,119
	Turkey — 0.2%
9,410	KOC Holding AS *	35,440
18,940	Tupras-Turkiye Petrol Rafineriler AS	480,187
123,780	Turkiye Garanti Bankasi	734,080
90,470	Turkiye IS Bankasi Class C	414,961
61,060	Turkiye Vakiflar Bankasi TAO Class D	142,742
	Total Turkey	1,807,410

See accompanying notes to the financial statements.

14

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United Kingdom — 19.0%
245,549	3i Group Plc	3,968,531
98,685	Alliance & Leicester Plc	1,094,488
246,300	AstraZeneca Plc	9,206,055
316,479	Aviva Plc	3,814,662
322,987	Barclays Plc	3,027,137
243,355	BG Group Plc	5,736,117
220,139	BHP Billiton Plc	7,042,272
201,360	Centrica Plc	1,285,641
1,611,247	GlaxoSmithKline Plc	35,171,168
402,538	HBOS Plc	4,783,342
363,898	Home Retail Group	1,858,831
164,980	Imperial Tobacco Group Plc	7,637,304
323,002	J Sainsbury Plc	2,264,537
92,250	Next Plc	2,339,636
870,317	Old Mutual Plc	2,149,772
84,522	Reckitt Benckiser Group Plc	4,559,223
201,330	Rio Tinto Plc	22,651,148
2,648,185	Royal Bank of Scotland Group	20,021,673
212,792	Royal Dutch Shell Group Class A (Amsterdam)	7,609,350
249,000	Royal Dutch Shell Plc A Shares (London)	8,903,336
102,049	Royal Dutch Shell Plc B Shares (London)	3,580,079
63,741	SABMiller Breweries Plc	1,324,258
91,642	Scottish & Southern Energy Plc	2,679,670
870,228	Taylor Woodrow Plc	2,944,632
391,446	Tesco Plc	3,093,323
111,700	Unilever Plc	3,519,250
10,195,489	Vodafone Group Inc	32,823,545
27,585	Whitbread Plc	690,241
154,391	Wolseley Plc	1,889,290
	Total United Kingdom	207,668,511
	TOTAL COMMON STOCKS (COST $860,936,632)	1,045,912,991

See accompanying notes to the financial statements.

15

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	PREFERRED STOCKS — 1.9%
	Brazil — 1.1%
28,194	Banco Bradesco SA 0.32%	880,281
30,100	Banco Itau Holding Financeira SA 2.81%	758,240
14,700	Bradespar SA 0.28%	382,473
17,648	Brasil Telecom Participacoes SA 4.46%	246,285
33,078	Companhia Energetica de Minas Gerais 2.29%	629,834
20,692	Companhia Paranaense de Energia Class B 2.20%	336,608
50,500	Companhia Vale do Rio Doce Class A 0.05%	1,488,930
27,302	Electrobras (Centro) SA Class B 6.09%	400,384
18,550	Gerdau Metalurgica SA 2.65%	817,205
27,600	Gerdau SA 2.11%	901,884
123,857	Itausa-Investimentos Itau SA 0.11%	787,335
45,424	Petroleo Brasileiro SA (Petrobras) 0.43%	2,187,798
67,200	Sadia SA 3.09%	379,890
34,280	Tele Norte Leste Participacoes ADR 3.52%	858,028
15,400	Usinas Siderrurgicas de Minas Gerais SA Class A 2.26%	892,437
	Total Brazil	11,947,612
	Germany — 0.8%
1,850	Porsche AG (Non Voting) 0.06%	3,207,677
20,411	Villeroy & Boch AG (Non Voting) 4.37%	293,821
40,841	Volkswagen AG 2.02%	5,690,707
	Total Germany	9,192,205
	TOTAL PREFERRED STOCKS (COST $9,944,850)	21,139,817
	RIGHTS AND WARRANTS — 0.0%
	Brazil — 0.0%
335	Banco Bradesco SA Rights, Expires 02/22/08 * (b)	881

See accompanying notes to the financial statements.

16

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	France — 0.0%
2	Societe Generale Rights, Expires 02/29/08 * (c)	18
	TOTAL RIGHTS AND WARRANTS (COST $219)	899
	SHORT-TERM INVESTMENTS — 0.4%
3,900,000	Barclays Plc Time Deposit, 3.12%, due 03/03/08	3,900,000
	TOTAL SHORT-TERM INVESTMENTS (COST $3,900,000)	3,900,000
	TOTAL INVESTMENTS — 98.0% (Cost $874,781,701)	1,070,953,707
	Other Assets and Liabilities (net) — 2.0%	21,392,224
	TOTAL NET ASSETS — 100.0%	$1,092,345,931

See accompanying notes to the financial statements.

17

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  As of February 29, 2008, these rights have been exercised but shares have not yet been credited to the Fund.

(c)  As of February 29, 2008, the Fund elected to sell these rights but the sale did not occur until after the Fund's year end.

As of February 29, 2008, 91.08% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.

18

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value (cost $874,781,701) (Note 2)	$1,070,953,707
Cash	71,774
Foreign currency, at value (cost $19,889,129) (Note 2)	20,340,309
Receivable for investments sold	111,374
Receivable for Fund shares sold	555
Dividends and interest receivable	2,085,850
Foreign taxes receivable	232,769
Receivable for expenses reimbursed by Manager (Note 3)	133,690
Total assets	1,093,930,028
Liabilities:
Payable for investments purchased	582,002
Payable to affiliate for (Note 3):
Management fee	468,464
Shareholder service fee	130,129
Trustees and Chief Compliance Officer of GMO Trust fees	1,289
Accrued expenses	402,213
Total liabilities	1,584,097
Net assets	$1,092,345,931
Net assets consist of:
Paid-in capital	$873,132,342
Accumulated undistributed net investment income	2,816,425
Accumulated net realized gain	19,709,630
Net unrealized appreciation	196,687,534
$1,092,345,931
Net assets attributable to:
Class III shares	$1,092,345,931
Shares outstanding:
Class III	58,311,946
Net asset value per share:
Class III	$18.73

See accompanying notes to the financial statements.

19

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends (net of withholding taxes of $3,697,099)	$35,374,791
Interest	1,091,974
Total investment income	36,466,765
Expenses:
Management fee (Note 3)	6,507,466
Shareholder service fee – Class III (Note 3)	1,807,629
Custodian and fund accounting agent fees	913,700
Transfer agent fees	33,973
Audit and tax fees	94,967
Legal fees	25,794
Trustees fees and related expenses (Note 3)	13,083
Registration fees	7,286
Miscellaneous	16,686
Total expenses	9,420,584
Fees and expenses reimbursed by Manager (Note 3)	(1,066,284)
Expense reductions (Note 2)	(4,022)
Net expenses	8,350,278
Net investment income (loss)	28,116,487
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	107,809,013
Closed futures contracts	(700,603)
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $1,722) (Note 2)	3,903,738
Net realized gain (loss)	111,012,148
Change in net unrealized appreciation (depreciation) on:
Investments	(112,630,704)
Foreign currency, forward contracts and foreign currency related transactions	114,439
Net unrealized gain (loss)	(112,516,265)
Net realized and unrealized gain (loss)	(1,504,117)
Net increase (decrease) in net assets resulting from operations	$26,612,370

See accompanying notes to the financial statements.

20

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$28,116,487	$18,003,549
Net realized gain (loss)	111,012,148	55,122,662
Change in net unrealized appreciation (depreciation)	(112,516,265)	107,047,664
Net increase (decrease) in net assets from operations	26,612,370	180,173,875
Distributions to shareholders from:
Net investment income
Class III	(31,165,537)	(20,061,779)
Net realized gains
Class III	(118,448,701)	(39,922,774)
	(149,614,238)	(59,984,553)
Net share transactions (Note 7):
Class III	110,083,703	155,491,902
Total increase (decrease) in net assets	(12,918,165)	275,681,224
Net assets:
Beginning of period	1,105,264,096	829,582,872
End of period (including accumulated undistributed net investment income of $2,816,425 and $354,337, respectively)	$1,092,345,931	$1,105,264,096

See accompanying notes to the financial statements.

21

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$20.76		$18.31	$15.78	$13.19	$8.73
Income (loss) from investment operations:
Net investment income (loss)†	0.51		0.36	0.35	0.26	0.21
Net realized and unrealized gain (loss)	0.20	(b)	3.28	2.77	2.61	4.55
Total from investment operations	0.71		3.64	3.12	2.87	4.76
Less distributions to shareholders:
From net investment income	(0.57)		(0.40)	(0.31)	(0.28)	(0.30)
From net realized gains	(2.17)		(0.79)	(0.28)	—	—
Total distributions	(2.74)		(1.19)	(0.59)	(0.28)	(0.30)
Net asset value, end of period	$18.73		$20.76	$18.31	$15.78	$13.19
Total Return(a)	2.28%		20.33%	20.04%	21.94%	54.99%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,092,346		$1,105,264	$829,583	$559,912	$291,360
Net expenses to average daily net assets	0.69	%(c)	0.69%	0.69%	0.69%	0.69%
Net investment income to average daily net assets	2.33%		1.83%	2.10%	1.91%	1.87%
Portfolio turnover rate	41%		34%	39%	44%	36%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%		0.08%	0.10%	0.16%	0.26%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

22

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Tax-Managed International Equities Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high after-tax total return. The Fund seeks to achieve its investment objective by outperforming the MSCI EAFE Index (after tax), which is computed by GMO by adjusting the return of the MSCI EAFE Index (Europe, Australasia, and Far East) by its tax cost. The Fund typically makes equity investments in non-U.S. companies that issue stocks included in the MSCI EAFE universe (which is larger than, but generally represented by, the MSCI EAFE Index), plus companies in Canada and emerging countries. GMO uses quantitative models integrated with tax management techniques to provide broad exposure to the international equity markets to investors subject to U.S. federal income tax. The Fund's investments in emerging countries generally will represent 15% or less of the Fund's total assets.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to

23

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. There were no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day.

24

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

25

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the

26

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the

27

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Brazilian market. For the year ended February 29, 2008, the Fund incurred $1,722 in CPMF tax which is included in the net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to passive foreign investment company transactions and foreign currency transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$5,511,138	$(5,511,139)	$1

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$42,430,962	$22,514,744
Long-term capital gains	107,183,276	37,469,809
Total distributions	$149,614,238	$59,984,553

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

28

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$3,263,708
Undistributed long–term capital gain	$19,928,520

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$875,289,873	$257,249,887	$(61,586,053)	$195,663,834

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

29

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

30

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.54% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $11,427 and $5,033, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $479,386,884 and $485,084,624, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, there were no shareholders individually holding in excess of 10% of the Fund's outstanding shares.

As of February 29, 2008, 1.89% of the Fund's shares were held by ten related parties comprised of certain GMO employee accounts, and 0.12% of the Fund's shares were held by accounts for which the Manager has investment discretion.

31

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	4,630,804	$96,384,502	8,725,835	$171,811,462
Shares issued to shareholders in reinvestment of distributions	6,034,152	126,532,299	2,416,494	47,334,895
Shares repurchased	(5,588,860)	(112,833,098)	(3,218,183)	(63,654,455)
Net increase (decrease)	5,076,096	$110,083,703	7,924,146	$155,491,902

32

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed International Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed International Equities Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

33

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.69%	$1,000.00	$942.10	$3.33
2) Hypothetical	0.69%	$1,000.00	$1,021.43	$3.47

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

34

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Tax Information for the Tax Year ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $107,183,276 from long-term capital gains.

During the year ended February 29, 2008, the Fund paid foreign taxes of $3,690,227 and recognized foreign source income of $39,071,890.

For taxable, non-corporate shareholders, 76.51% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $413,420 and $11,265,425, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

35

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

36

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

37

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

38

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003-present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

39

GMO Domestic Bond Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Domestic Bond Fund returned +4.4% for the fiscal year ended February 29, 2008, as compared with the +10.7% return of the Lehman Brothers U.S. Government Index.

The Fund underperformed the benchmark during the fiscal year by 6.4%. The year's underperformance stemmed from mark-to-market losses in the cash collateral pool in which the strategy invests a substantial portion of its total assets, the GMO Short Duration Collateral Fund (SDCF). SDCF primarily invests in high quality U.S. and foreign floating-rate fixed income securities, mainly asset-backed securities, in order to earn a LIBOR-type return. The SDCF investment collateralizes derivatives positions, mainly U.S. Treasury bond futures and interest-rate swaps, which seek to deliver the price return of the benchmark, which has an approximately 5-year duration.

With the extreme price volatility of AAA-credit quality asset-backed securities during the year, SDCF underperformed LIBOR by nearly 700 bps, directly contributing to the Fund's underperformance, given the latter's 94% exposure to the former.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class VI shares will vary due to different fees.

GMO Domestic Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	89.6%
Short-Term Investments	9.6
Futures	0.6
Swaps	0.3
Preferred Stocks	0.2
Forward Currency Contracts	(0.0)
Other	(0.3)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Domestic Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 4.6%
	Corporate Debt — 1.5%
11,347,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	10,480,770
	U.S. Government Agency — 3.1%
9,500,000	Agency for International Development Floater (Support of India), Variable Rate, 3 mo. LIBOR + .10%, 3.34%, due 02/01/27	9,440,720
3,500,000	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. LIBOR + .30%, 3.36%, due 12/01/14	3,508,785
3,615,987	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. U.S. Treasury Bill + .75%, 2.88%, due 03/30/19	3,631,861
3,127,500	Agency for International Development Floater (Support of Sri Lanka), Variable Rate, 6 mo. LIBOR + .20%, 3.26%, due 06/15/12	3,123,622
2,933,338	Agency for International Development Floater (Support of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill x 115%, 4.04%, due 01/01/12	2,902,174
	Total U.S. Government Agency	22,607,162
	TOTAL DEBT OBLIGATIONS (COST $34,049,348)	33,087,932
	PREFERRED STOCKS — 0.2%
	Banking — 0.2%
10,000	Home Ownership Funding 2 Preferred 144A, 13.34%	1,544,497
	TOTAL PREFERRED STOCKS (COST $2,576,211)	1,544,497
	MUTUAL FUNDS — 93.5%
	Affiliated Issuers — 93.5%
28,243,201	GMO Short-Duration Collateral Fund	678,684,117
1,483	GMO Special Purpose Holding Fund (a) (b)	1,868
	TOTAL MUTUAL FUNDS (COST $717,109,114)	678,685,985

See accompanying notes to the financial statements.

2

GMO Domestic Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.2%
	Money Market Funds — 0.2%
1,624,043	State Street Institutional Liquid Reserves Fund-Institutional Class	1,624,043
	Other Short-Term Investments — 1.0%
7,000,000	U.S. Treasury Bill, 2.05%, due 04/17/08 (c) (d)	6,981,265
	TOTAL SHORT-TERM INVESTMENTS (COST $8,605,308)	8,605,308
	TOTAL INVESTMENTS — 99.5% (Cost $762,339,981)	721,923,722
	Other Assets and Liabilities (net) — 0.5%	3,888,055
	TOTAL NET ASSETS — 100.0%	$725,811,777

See accompanying notes to the financial statements.

3

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
514	U.S. Long Bond (CBT)	June 2008	$60,973,250	$1,380,203
733	U.S. Treasury Note 10 Yr.	June 2008	85,967,156	1,533,047
260	U.S. Treasury Note 2 Yr. (CBT)	June 2008	55,879,688	365,033
712	U.S. Treasury Note 5 Yr. (CBT)	June 2008	81,346,000	1,094,189
			$284,166,094	$4,372,472

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
11,500,000	USD	3/20/2013	Barclays Bank PLC	(Pay)	0.61%	Health Care Properties	$1,670,597
					Premiums to (Pay) Receive	$—	$1,670,597

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
75,000,000	USD	5/30/2008	Lehman Brothers	1 month	Return on Lehman
				LIBOR - 0.06%	Brothers U.S.
					Government Index	$543,947
75,000,000	USD	6/30/2008	Lehman Brothers	1 month LIBOR - 0.06%	Return on Lehman Brothers U.S. Government Index	543,947
175,000,000	USD	7/31/2008	Lehman Brothers	1 month LIBOR - 0.05%	Return on Lehman Brothers U.S. Government Index	1,267,847
				Premiums to (Pay) Receive	$—	$2,355,741

As of February 29, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

4

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

Variable rate - The rates shown on variable rate notes are the current interest rates at February 29, 2008, which are subject to change based on the terms of the security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Underlying investment represents interests in defaulted securities.

(c)  Rate shown represents yield-to-maturity.

(d)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.

5

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $45,230,867) (Note 2)	$43,237,737
Investments in affiliated issuers, at value (cost $717,109,114) (Notes 2 and 8)	678,685,985
Receivable for Fund shares sold	7,226,835
Interest receivable	174,452
Receivable for variation margin on open futures contracts (Note 2)	3,151,391
Receivable for open swap contracts (Note 2)	4,026,338
Receivable for expenses reimbursed by Manager (Note 3)	24,795
Total assets	736,527,533
Liabilities:
Payable for investments purchased	3,200,000
Payable for Fund shares repurchased	7,325,536
Payable to affiliate for (Note 3):
Management fee	57,977
Shareholder service fee	42,253
Trustees and Chief Compliance Officer of GMO Trust fees	820
Accrued expenses	89,170
Total liabilities	10,715,756
Net assets	$725,811,777
Net assets consist of:
Paid-in capital	$753,581,944
Accumulated undistributed net investment income	8,256,225
Accumulated net realized loss	(4,008,943)
Net unrealized depreciation	(32,017,449)
$725,811,777
Net assets attributable to:
Class III shares	$144,285,975
Class VI shares	$581,525,802
Shares outstanding:
Class III	15,240,587
Class VI	61,345,803
Net asset value per share:
Class III	$9.47
Class VI	$9.48

See accompanying notes to the financial statements.

6

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$30,714,141
Interest	3,278,348
Dividends	176,922
Total investment income	34,169,411
Expenses:
Management fee (Note 3)	601,686
Shareholder service fee – Class III (Note 3)	209,135
Shareholder service fee – Class VI (Note 3)	254,244
Custodian, fund accounting agent and transfer agent fees	80,665
Audit and tax fees	59,732
Legal fees	14,778
Trustees fees and related expenses (Note 3)	5,572
Registration fees	11,433
Miscellaneous	8,642
Total expenses	1,245,887
Fees and expenses reimbursed by Manager (Note 3)	(170,750)
Expense reductions (Note 2)	(13)
Net expenses	1,075,124
Net investment income (loss)	33,094,287
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,131,740
Investments in affiliated issuers	(1,557,671)
Realized gains distributions from affiliated issuers (Note 8)	9,616
Closed futures contracts	4,008,720
Closed swap contracts	28,704,279
Net realized gain (loss)	32,296,684
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,345,761)
Investments in affiliated issuers	(40,220,737)
Open futures contracts	4,994,900
Open swap contracts	(688,510)
Net unrealized gain (loss)	(37,260,108)
Net realized and unrealized gain (loss)	(4,963,424)
Net increase (decrease) in net assets resulting from operations	$28,130,863

See accompanying notes to the financial statements.

7

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$33,094,287	$20,918,305
Net realized gain (loss)	32,296,684	(3,832,373)
Change in net unrealized appreciation (depreciation)	(37,260,108)	4,109,168
Net increase (decrease) in net assets from operations	28,130,863	21,195,100
Distributions to shareholders from:
Net investment income
Class III	(11,697,331)	(4,864,279)
Class VI	(41,858,762)	(16,195,086)
Total distributions from net investment income	(53,556,093)	(21,059,365)
Net share transactions (Note 7):
Class III	55,468,188	(31,467,198)
Class VI	273,813,697	(31,859,527)
Increase (decrease) in net assets resulting from net share transactions	329,281,885	(63,326,725)
Total increase (decrease) in net assets	303,856,655	(63,190,990)
Net assets:
Beginning of period	421,955,122	485,146,112
End of period (including accumulated undistributed net investment income of $8,256,225 and $10,334, respectively)	$725,811,777	$421,955,122

See accompanying notes to the financial statements.

8

GMO Domestic Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005		2004
Net asset value, beginning of period	$9.81		$9.81	$9.84	$10.07		$10.08
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.42		0.43	0.13	0.16		0.23
Net realized and unrealized gain (loss)	(0.01)		0.06	0.16	0.04		0.24
Total from investment operations	0.41		0.49	0.29	0.20		0.47
Less distributions to shareholders:
From net investment income	(0.75)		(0.49)	(0.16)	(0.16)		(0.20)
From net realized gains	—		—	(0.16)	(0.27)		(0.28)
Return of capital	—		—	—	(0.00	)(b)	—
Total distributions	(0.75)		(0.49)	(0.32)	(0.43)		(0.48)
Net asset value, end of period	$9.47		$9.81	$9.81	$9.84		$10.07
Total Return(c)	4.35%		5.09%	3.02%	2.02%		4.79%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$144,286		$94,159	$125,188	$736,300		$373,277
Net expenses to average daily net assets(d)	0.25	%(e)	0.25%	0.25%	0.25%		0.25%
Net investment income to average daily net assets(a)	4.28%		4.42%	1.30%	1.57%		2.30%
Portfolio turnover rate	22%		17%	24%	11%		15%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.03%	0.02%	0.03%		0.06%

(a)  Net investment income is affected by timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  Return of capital is less than $0.01.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

9

GMO Domestic Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006(a)
Net asset value, beginning of period	$9.82		$9.82	$9.93
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.57		0.48	0.24
Net realized and unrealized gain (loss)	(0.15)		0.02	(0.14	)(c)
Total from investment operations	0.42		0.50	0.10
Less distributions to shareholders:
From net investment income	(0.76)		(0.50)	(0.21)
Total distributions	(0.76)		(0.50)	(0.21)
Net asset value, end of period	$9.48		$9.82	$9.82
Total Return(d)	4.42%		5.19%	0.97	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$581,526		$327,796	$359,958
Net expenses to average daily net assets(e)	0.16	%(f)	0.16%	0.16	%*
Net investment income to average daily net assets(b)	5.87%		4.85%	2.38	%(g)
Portfolio turnover rate	22%		17%	24	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.03%	0.02	%*

(a)  Period from July 26, 2005 (commencement of operations) through February 28, 2006.

(b)  Net investment income is affected by timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)  The total return would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(e)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(f)  The net expense ratio does not include the effect of expense reductions.

(g)  The ratio for the period ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's net income is not earned ratably throughout the fiscal year.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2006.

See accompanying notes to the financial statements.

10

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Domestic Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of the Lehman Brothers U.S. Government Index. The Fund invests a substantial portion of its assets in shares of GMO Short-Duration Collateral Fund; U.S. investment-grade bonds, including asset-backed securities and U.S. government securities; and derivatives (including synthetic debt instruments) whose value is related to U.S. investment-grade bonds. The Fund also may invest a portion of its assets in foreign bonds and lower-rated securities.

As of February 29, 2008, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different level of shareholder servicing fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of the GMO Short-Duration Collateral Fund and the GMO Special Purpose Holding Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are

11

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 33.30% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the securities' market values and changes in interest rates.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 29, 2008, the Fund received $9,616 through SPHF in conjunction with settlement agreements related to the default of those securities.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the

12

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

13

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. There were no loan agreements outstanding at the end of the period.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed

14

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

15

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions and derivative contract transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

16

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$28,707,697	$(28,707,697)	$—

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$53,556,093	$21,059,365
Total distributions	$53,556,093	$21,059,365

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$10,493,293
Undistributed long-term capital gain	$2,620,857

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$764,601,676	$17,511	$(42,695,465)	$(42,677,954)

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

17

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

18

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.10% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.10% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder of the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.002%	0.000%	0.000%	0.002%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $4,928 and $2,575, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

19

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

4.  Purchases and sales of securities

For the year ended February 29, 2008, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$10,255,429	$22,476,819
Investments (non-U.S. Government securities)	446,364,141	95,022,517

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 73.62% of the shares outstanding of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, less than 0.01% of the Fund's shares were held by four related parties comprised of certain GMO employee accounts, and 96.19% of the Fund's shares were held by accounts for which the Manager has investment discretion.

20

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	30,453,972	$298,824,097	2,560,718	$25,144,765
Shares issued to shareholders in reinvestment of distributions	765,476	7,192,263	470,574	4,591,550
Shares repurchased	(25,576,899)	(250,548,172)	(6,197,833)	(61,203,513)
Net increase (decrease)	5,642,549	$55,468,188	(3,166,541)	$(31,467,198)
	Year Ended February 29, 2008		Year Ended February 28, 2007
Class VI:	Shares	Amount	Shares	Amount
Shares sold	26,087,987	$256,617,471	142,221	$1,389,455
Shares issued to shareholders in reinvestment of distributions	4,455,602	41,858,762	1,658,104	16,195,086
Shares repurchased	(2,571,173)	(24,662,536)	(5,081,727)	(49,444,068)
Net increase (decrease)	27,972,416	$273,813,697	(3,281,402)	$(31,859,527)

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$357,398,162	$446,364,141	$83,300,000	$30,714,141	$—	$678,684,117
GMO Special Purpose Holding Fund	2,090	—	—	—	9,616	1,868
Totals	$357,400,252	$446,364,141	$83,300,000	$30,714,141	$9,616	$678,685,985

21

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Domestic Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Domestic Bond Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

22

GMO Domestic Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.25%	$1,000.00	$1,030.40	$1.26
2) Hypothetical	0.25%	$1,000.00	$1,023.62	$1.26
Class VI
1) Actual	0.16%	$1,000.00	$1,030.90	$0.81
2) Hypothetical	0.16%	$1,000.00	$1,024.07	$0.81

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

23

GMO Domestic Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 29, 2008, $19,944,915 or if determined to be different, the qualified interest income of such year.

24

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

25

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

26

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

27

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO World Opportunity Overlay Fund returned -1.2% for the fiscal year ended February 29, 2008, as compared with +5.8% for the JPMorgan U.S. 3 Month Cash Index.

The Fund underperformed the benchmark during the fiscal year by -6.9%. During the time period, the overlay added about 0.9%, while cash management detracted about 7.8%. The Fund is comprised of overlay strategies involving investments in derivative transactions (largely interest-rate swaps and exchange-traded futures). These derivative transactions are backed by a collateral pool consisting of high quality U.S. and foreign floating-rate fixed income securities, mainly asset-backed securities, in order to earn a LIBOR-type return.

With the extreme price volatility of AAA-credit quality asset-backed securities during the year, the collateral pool underperformed LIBOR by nearly 800 bps, directly contributing to the Fund's underperformance.

In addition to collateral mark-to-market losses, the volatility, cross-market, and slope strategies also underperformed, leaving only the U.S. Eurodollar directional strategy and opportunistic trades with positive contributions for the year.

The Fund's duration at fiscal year-end was 0.2 years.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO World Opportunity Overlay Fund and the JPMorgan U.S. 3 Month Cash Index As of February 29, 2008

Average Annual Total Returns
1 Year
Since Inception
11/22/04
-1.19%
0.82%
$11,800,000
$11,600,000
$11,400,000
$11,200,000
$11,000,000
$10,800,000
$10,600,000
$10,400,000
$10,200,000
$10,000,000
$9,800,000
2004
2005
2006
2007
2008
11/22/04
$10,000,000
$11,642,040
$10,272,000
GMO World Opportunity Overlay Fund
JPMorgan U.S. 3 Month Cash Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	93.1%
Short-Term Investments	6.0
Options Purchased	0.9
Forward Currency Contracts	0.0
Futures	0.0
Written Options	(0.2)
Swaps	(0.3)
Other	0.5
100.0%

1

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 93.1%
	Asset-Backed Securities — 92.3%
	Auto Financing — 8.5%
10,000,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR + .24%, 3.36%, due 08/15/13	9,818,800
7,000,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, Variable Rate, 1 mo. LIBOR + .40%, 3.52%, due 02/18/14	6,785,100
7,000,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 3.15%, due 11/15/11	6,875,610
7,500,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, Variable Rate, 1 mo. LIBOR + .04%, 3.16%, due 02/15/12	7,297,650
2,000,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, Variable Rate, 1 mo. LIBOR + .38%, 3.50%, due 07/15/12	1,948,909
10,000,000	Ford Credit Floorplan Master Owner Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 05/15/10	9,954,000
12,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-3, Class A, Variable Rate, 1 mo. LIBOR + .18%, 3.30%, due 06/15/11	11,577,233
2,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 06/15/13	1,849,276
14,000,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 3.12%, due 06/17/13	13,535,760
15,000,000	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 3.17%, due 08/15/11	14,586,000
10,000,000	Superior Wholesale Inventory Financing Trust, Series 04-A10, Class A, Variable Rate, 1 mo. LIBOR + .10%, 3.22%, due 09/15/11	9,571,400
8,000,000	Superior Wholesale Inventory Financing Trust, Series 05-A12, Class A, Variable Rate, 1 mo. LIBOR + .18%, 3.30%, due 06/15/10	7,936,136
3,000,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .10%, 3.22%, due 06/15/12	2,839,860
8,000,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .27%, 3.39%, due 12/15/16	7,530,400
14,000,000	World Omni Auto Receivables Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 3.12%, due 11/15/12	13,543,754
	Total Auto Financing	125,649,888

See accompanying notes to the financial statements.

2

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Bank Loan Collateralized Debt Obligations — 1.1%
9,969,958	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, Variable Rate, 3 mo. LIBOR + .17%, 5.10%, due 06/20/25	9,807,946
7,200,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .25%, 4.90%, due 07/05/11	6,978,168
	Total Bank Loan Collateralized Debt Obligations	16,786,114
	Business Loans — 5.3%
2,262,941	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .37%, 3.49%, due 01/25/35	2,191,432
4,577,203	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .39%, 3.51%, due 01/25/36	4,244,440
10,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 1.30%, 4.42%, due 12/25/37	9,650,000
2,399,706	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 08/22/16	2,352,432
1,261,082	GE Business Loan Trust, Series 05-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .07%, 3.19%, due 06/15/14	1,256,519
2,381,582	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .24%, 3.36%, due 11/15/33	2,238,284
1,938,683	GE Commercial Loan Trust, Series 06-2, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .06%, 3.95%, due 04/19/15	1,926,857
4,000,000	GE Dealer Floorplan Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .04%, 3.16%, due 04/20/10	3,994,800
13,000,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .01%, 3.13%, due 07/20/12	12,556,348
2,869,113	Lehman Brothers Small Balance Commercial, Series 05-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 02/25/30	2,627,119
2,109,720	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 09/25/30	1,911,657
9,786,759	Lehman Brothers Small Balance Commercial, Series 07-2A, Class 1A1, 144A, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 06/25/37	9,538,950
1,820,986	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, Variable Rate, 1 mo. LIBOR + .65%, 3.77%, due 10/25/37	1,781,015
3,000,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, Variable Rate, 1 mo. LIBOR + .85%, 3.97%, due 10/25/37	2,778,227
5,000,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 02/25/13	4,842,000

See accompanying notes to the financial statements.

3

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Business Loans — continued
11,000,000	Navistar Financial Dealer Note Master Trust, Series 98-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 07/25/11	10,959,190
4,000,000	Textron Financial Floorplan Master Note, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 05/13/10	3,985,000
	Total Business Loans	78,834,270
	CMBS — 4.1%
4,043,125	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	4,017,411
7,000,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 07/15/44	6,698,300
13,000,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, Variable Rate, 1 mo. LIBOR + .13%, 3.25%, due 12/15/20	12,857,000
7,000,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.30%, due 11/10/45	7,030,625
4,000,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, Variable Rate, 5.34%, due 03/10/44	4,027,500
2,011,423	Greenwich Capital Commercial Funding Corp., Series 06-FL4, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 3.31%, due 11/05/21	1,933,481
7,000,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	6,920,977
1,579,948	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 3.20%, due 09/15/21	1,573,117
6,000,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, Variable Rate, 5.61%, due 05/12/39	5,974,922
3,000,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.74%, due 10/15/42	2,855,820
7,890,862	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 3.21%, due 09/15/21	7,299,048
	Total CMBS	61,188,201
	CMBS Collateralized Debt Obligations — 1.2%
7,480,000	American Capital Strategies Ltd Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .80%, 3.89%, due 11/23/52	4,549,931
7,000,000	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .32%, 3.44%, due 08/26/30	6,405,000

See accompanying notes to the financial statements.

4

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	CMBS Collateralized Debt Obligations — continued
7,400,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .33%, 3.45%, due 05/25/46	6,512,000
	Total CMBS Collateralized Debt Obligations	17,466,931
	Credit Cards — 19.0%
7,150,000	Advanta Business Card Master Trust, Series 01-A, Class A, Variable Rate, 1 mo. LIBOR + .30%, 3.42%, due 10/20/10	7,129,551
6,500,000	Advanta Business Card Master Trust, Series 05-A1, Class A1, Variable Rate, 1 mo. LIBOR + .07%, 3.19%, due 04/20/11	6,473,025
2,000,000	Advanta Business Card Master Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR + .06%, 3.18%, due 04/20/12	1,942,100
6,000,000	American Express Credit Account Master Trust, Series 04-1, Class A, Variable Rate, 1 mo. LIBOR + .08%, 3.20%, due 09/15/11	5,961,780
5,000,000	American Express Credit Account Master Trust, Series 04-4, Class A, Variable Rate, 1 mo. LIBOR + .09%, 3.21%, due 03/15/12	4,938,640
5,000,000	American Express Credit Account Master Trust, Series 05-3, Class A, Variable Rate, 1 mo. LIBOR, 3.12%, due 01/18/11	4,986,500
10,000,000	American Express Credit Account Master Trust, Series 05-5, Class A, Variable Rate, 1 mo. LIBOR + .04%, 3.16%, due 02/15/13	9,848,900
4,500,000	American Express Credit Account Master Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .03%, 3.15%, due 12/15/13	4,381,155
5,000,000	American Express Issuance Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .20%, 3.32%, due 09/15/11	4,905,950
6,000,000	Arran, Series 2005-A, Class A, Variable Rate, 1 mo. LIBOR + .02%, 3.14%, due 12/15/10	5,925,000
1,000,000	Bank One Issuance Trust, Series 03-A10, Class A10, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 06/15/11	995,100
5,760,000	Bank One Issuance Trust, Series 03-A6, Class A6, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 02/15/11	5,751,149
5,000,000	Capital One Master Trust, Series 02-1A, Class A, Variable Rate, 1 mo. LIBOR + .20%, 3.32%, due 11/15/11	4,976,367
5,530,000	Capital One Multi-Asset Execution Trust, Series 03-A3, Class A3, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 05/16/11	5,491,981
5,000,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, Variable Rate, 3 mo. LIBOR + .15%, 3.22%, due 06/16/14	4,821,752
11,000,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, Variable Rate, 1 mo. LIBOR + .01%, 3.13%, due 08/15/13	10,672,200

See accompanying notes to the financial statements.

5

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Credit Cards — continued
9,000,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 1.25%, 4.37%, due 09/15/17	8,556,210
7,875,000	Chase Credit Card Master Trust, Series 03-3, Class A, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 10/15/10	7,868,464
3,000,000	Chase Credit Card Master Trust, Series 03-5, Class A, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 01/17/11	2,991,510
2,000,000	Chase Issuance Trust, Series 05-A3, Class A, Variable Rate, 1 mo. LIBOR + .02%, 3.14%, due 10/17/11	1,987,080
4,500,000	Chase Issuance Trust, Series 07-A1, Class A1, Variable Rate, 1 mo. LIBOR + .02%, 3.14%, due 03/15/13	4,403,475
11,000,000	Chase Issuance Trust, Series 07-A11, Class A11, Variable Rate, 1 mo. LIBOR, 3.12%, due 07/16/12	10,824,035
9,000,000	Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, Variable Rate, 3 mo. LIBOR + .14%, 3.20%, due 08/15/13	8,786,700
2,000,000	Citibank Credit Card Issuance Trust, Series 06-A6, Class A6, Variable Rate, 1 mo. LIBOR + .01%, 3.13%, due 05/24/12	1,966,400
10,000,000	Discover Card Master Trust I, Series 04-2, Class A2, Variable Rate, 1 mo. LIBOR + .07%, 3.19%, due 05/15/12	9,795,400
5,000,000	Discover Card Master Trust I, Series 05-3, Class A, Variable Rate, 1 mo. LIBOR + .02%, 3.14%, due 05/15/11	4,965,600
5,000,000	Discover Card Master Trust I, Series 05-4, Class A1, Variable Rate, 1 mo. LIBOR + .06%, 3.18%, due 06/18/13	4,868,750
6,150,000	Discover Card Master Trust I, Series 06-2, Class A1, Variable Rate, 1 mo. LIBOR, 3.12%, due 01/17/12	6,057,750
12,000,000	First National Master Note Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .75%, 3.87%, due 11/15/12	11,895,000
7,000,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .04%, 3.16%, due 03/15/13	6,826,964
5,000,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, Variable Rate, 1 mo. LIBOR + .01%, 3.13%, due 06/15/13	4,906,250
12,000,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .05%, 3.17%, due 04/15/13	11,737,500
6,000,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .55%, 3.67%, due 07/15/13	5,889,141
17,000,000	HSBC Private Label Credit Card Master Note, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .02%, 3.14%, due 12/16/13	16,763,594

See accompanying notes to the financial statements.

6

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Credit Cards — continued
7,500,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 01/15/14	7,304,850
5,000,000	MBNA Credit Card Master Note Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR, 3.12%, due 12/15/10	4,987,500
7,000,000	Pillar Funding Plc, Series 04-2, Class A, 144A, Variable Rate, 3 mo. LIBOR + .14%, 5.13%, due 09/15/11	6,760,180
16,500,000	Turquoise Card Backed Securities Plc, Series 06-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .01%, 3.13%, due 05/16/11	16,306,641
8,415,000	World Financial Network Credit Card Master Trust, Series 03-A, Class A2, Variable Rate, 1 mo. LIBOR + .37%, 3.49%, due 05/15/12	8,372,925
15,400,000	World Financial Network Credit Card Master Trust, Series 04-A, Class A, Variable Rate, 1 mo. LIBOR + .18%, 3.30%, due 03/15/13	14,982,506
2,000,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .13%, 3.25%, due 02/15/17	1,787,140
	Total Credit Cards	280,792,715
	Emerging Markets Collateralized Debt Obligations — 0.2%
4,000,000	Santiago CDO Ltd., Series 05-1A, Class A, 144A, Variable Rate, 6 mo. LIBOR + .40%, 5.53%, due 04/18/17	3,680,000
	Equipment Leases — 1.3%
6,490,296	CNH Equipment Trust, Series 05-A, Class A4A, Variable Rate, 1 mo. LIBOR + .04%, 3.16%, due 06/15/12	6,420,980
4,500,000	CNH Equipment Trust, Series 07-B, Class A3B, Variable Rate, 1 mo. LIBOR + .60%, 3.72%, due 10/17/11	4,435,380
9,000,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 06/14/11	8,786,250
	Total Equipment Leases	19,642,610
	Insurance Premiums — 0.9%
3,000,000	AICCO Premium Finance Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .08%, 3.20%, due 04/15/10	2,980,200
10,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 3.17%, due 12/15/11	9,781,250
	Total Insurance Premiums	12,761,450

See accompanying notes to the financial statements.

7

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Insured Auto Financing — 6.8%
5,000,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 04/20/11	4,560,650
7,000,000	Aesop Funding II LLC, Series 06-1, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .22%, 3.34%, due 03/20/12	6,059,550
6,000,000	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .08%, 3.27%, due 05/06/12	5,527,331
1,270,518	AmeriCredit Automobile Receivables Trust, Series 06-RM, Class A1, MBIA, 5.37%, due 10/06/09	1,267,869
4,000,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, Variable Rate, 1 mo. LIBOR + .04%, 3.23%, due 10/06/13	3,550,000
8,000,000	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, Variable Rate, 1 mo. LIBOR + .03%, 3.22%, due 05/07/12	7,298,296
3,000,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, Variable Rate, 1 mo. LIBOR + .80%, 3.99%, due 06/06/14	2,786,599
7,000,000	AmeriCredit Prime Automobile Receivables Trust, Series 07-2M, Class A4B, MBIA, Variable Rate, 1 mo. LIBOR + .50%, 3.69%, due 03/08/16	6,187,510
7,000,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .14%, 3.26%, due 05/20/10	6,534,852
6,000,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .02%, 3.14%, due 07/15/13	5,672,220
12,000,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .02%, 3.14%, due 11/15/13	10,662,360
2,000,000	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, Variable Rate, 1 mo. LIBOR + .51%, 3.63%, due 04/16/12	1,839,540
3,000,000	Hertz Vehicle Financing LLC, Series 05-1A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .14%, 3.26%, due 02/25/10	2,849,694
2,000,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 11/25/11	1,695,442
4,666,667	Rental Car Finance Corp., Series 04-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .20%, 3.32%, due 06/25/09	4,617,349
13,000,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, Variable Rate, 1 mo. LIBOR + .65%, 3.77%, due 10/15/14	11,139,440
13,000,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, Variable Rate, 1 mo. LIBOR + 1.20%, 4.33%, due 07/14/14	12,849,200
5,000,000	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	4,950,000
	Total Insured Auto Financing	100,047,902

See accompanying notes to the financial statements.

8

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Insured Credit Cards — 0.5%
7,000,000	Cabela's Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 03/15/11	6,793,360
	Insured Other — 1.3%
5,500,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	4,857,124
4,188,964	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 3.32%, due 09/15/41	3,312,674
4,206,746	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 3.32%, due 12/15/41	3,334,099
5,953,000	TIB Card Receivables Fund, 144A, FGIC, Variable Rate, 3 mo. LIBOR + .25%, 4.90%, due 01/05/14	5,688,687
10,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	1,291,932
	Total Insured Other	18,484,516
	Insured Residential Asset-Backed Securities (United States) — 0.9%
14,917,025	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, Variable Rate, 1 mo. LIBOR + .21%, 3.33%, due 07/25/34	13,056,872
	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
1,670,289	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, Variable Rate, 1 mo. LIBOR + .19%, 3.31%, due 11/25/35	1,503,260
	Insured Time Share — 0.7%
1,914,276	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .18%, 3.30%, due 05/20/17	1,755,152
1,739,948	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 05/20/18	1,473,509
9,097,199	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + 1.00%, 4.12%, due 09/20/19	7,840,430
	Total Insured Time Share	11,069,091
	Insured Transportation — 0.6%
8,500,000	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .18%, 3.29%, due 08/18/21	8,308,070

See accompanying notes to the financial statements.

9

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Investment Grade Corporate Collateralized Debt Obligations — 3.8%
2,000,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, Variable Rate, 3 mo. LIBOR + .60%, 3.70%, due 08/05/09	1,883,000
5,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, Variable Rate, 3 mo. LIBOR + .65%, 5.58%, due 12/20/09	4,515,000
3,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, Variable Rate, 3 mo. LIBOR + .75%, 5.68%, due 12/20/09	2,595,000
6,000,000	Morgan Stanley ACES SPC, Series 04-16, Class I, 144A, Variable Rate, 3 mo. LIBOR + .40%, 3.50%, due 08/05/09	5,814,000
3,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .52%, 5.45%, due 03/20/10	2,713,500
6,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, Variable Rate, 3 mo. LIBOR + .40%, 5.33%, due 12/20/10	5,520,000
3,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .45%, 5.38%, due 03/20/10	2,761,500
9,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .29%, 5.22%, due 06/20/13	6,510,600
10,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, Variable Rate, 3 mo. LIBOR + .70%, 5.63%, due 08/01/11	9,268,000
9,000,000	Reve SPC, 144A, Variable Rate, 3 mo. LIBOR + .22%, 5.15%, due 03/20/14	7,425,000
7,000,000	Salisbury International Investments Ltd., Series EMTN, Variable Rate, 3 mo. LIBOR + .42%, 5.35%, due 06/22/10	6,764,100
	Total Investment Grade Corporate Collateralized Debt Obligations	55,769,700
	Residential Asset-Backed Securities (United States) — 19.4%
5,863,807	Accredited Mortage Loan Trust, Series 07-1, Class A1, Variable Rate, 1 mo. LIBOR + .05%, 3.17%, due 02/25/37	5,643,760
2,743,669	ACE Securities Corp., Series 05-AG1, Class A2B, Variable Rate, 1 mo. LIBOR + .21%, 3.33%, due 08/25/35	2,596,142
1,534,000	ACE Securities Corp., Series 05-ASP1, Class A2C, Variable Rate, 1 mo. LIBOR + .27%, 3.39%, due 09/25/35	1,269,201
824,647	ACE Securities Corp., Series 05-SDI, Class A1, Variable Rate, 1 mo. LIBOR + .40%, 3.52%, due 11/25/50	657,953
10,000,000	ACE Securities Corp., Series 06-ASP5, Class A2C, Variable Rate, 1 mo. LIBOR + .18%, 3.30%, due 10/25/36	8,151,200
1,727,252	ACE Securities Corp., Series 06-CW1, Class A2A, Variable Rate, 1 mo. LIBOR + .05%, 3.17%, due 07/25/36	1,674,260

See accompanying notes to the financial statements.

10

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
5,000,000	ACE Securities Corp., Series 06-CW1, Class A2B, Variable Rate, 1 mo. LIBOR + .10%, 3.22%, due 07/25/36	4,560,800
13,000,000	ACE Securities Corp., Series 06-HE2, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 05/25/36	10,712,650
3,500,000	ACE Securities Corp., Series 06-HE3, Class A2B, Variable Rate, 1 mo. LIBOR + .09%, 3.21%, due 06/25/36	3,209,465
1,472,265	ACE Securities Corp., Series 06-SL1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 09/25/35	956,972
2,842,284	ACE Securities Corp., Series 06-SL3, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 3.22%, due 06/25/36	1,136,913
3,000,000	ACE Securities Corp., Series 06-SL3, Class A2, Variable Rate, 1 mo. LIBOR + .17%, 3.29%, due 06/25/36	900,000
2,068,367	ACE Securities Corp., Series 06-SL4, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 09/25/36	1,034,184
6,103,732	ACE Securities Corp., Series 07-ASL1, Class A2, Variable Rate, 1 mo. LIBOR + .17%, 3.29%, due 12/25/36	2,563,568
4,921,292	ACE Securities Corp., Series 07-WM1, Class A2A, Variable Rate, 1 mo. LIBOR + .07%, 3.19%, due 11/25/36	4,603,328
780,821	Aegis Asset Backed Securities Trust, Series 05-5, Class 1A2, Variable Rate, 1 mo. LIBOR + .18%, 3.30%, due 12/25/35	778,502
14,000,000	Argent Securities, Inc., Series 06-M1, Class AC2, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 07/25/36	10,396,400
12,000,000	Argent Securities, Inc., Series 06-M2, Class A2B, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 09/25/36	11,183,880
7,000,000	Argent Securities, Inc., Series 06-M2, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 09/25/36	5,348,280
6,102,727	Argent Securities, Inc., Series 06-W2, Class A2B, Variable Rate, 1 mo. LIBOR + .19%, 3.31%, due 03/25/36	5,672,485
12,000,000	Argent Securities, Inc., Series 06-W4, Class A2B, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 05/25/36	11,599,320
2,500,000	Argent Securities, Inc., Series 06-W5, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 06/25/36	2,091,016
4,500,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 10/25/36	4,128,750
3,000,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 10/25/36	2,475,937

See accompanying notes to the financial statements.

11

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
1,143,363	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, Variable Rate, 1 mo. LIBOR + .06%, 3.18%, due 11/25/36	1,104,775
12,437,350	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .22%, 3.34%, due 05/25/37	11,590,056
6,500,000	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 3.62%, due 02/28/40	6,012,500
5,523,951	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 11/25/36	5,284,819
6,000,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, Variable Rate, 1 mo. LIBOR + .20%, 3.32%, due 11/25/36	4,200,000
4,031,325	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 02/25/37	1,693,156
703,007	Centex Home Equity, Series 05-C, Class AV3, Variable Rate, 1 mo. LIBOR + .23%, 3.35%, due 06/25/35	700,370
3,000,000	Centex Home Equity, Series 06-A, Class AV3, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 06/25/36	2,597,400
3,500,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 12/25/36	2,502,500
8,000,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 11/25/36	6,829,600
9,712,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, Variable Rate, 1 mo. LIBOR + .14%, 3.26%, due 02/25/37	8,665,685
5,536,212	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, Variable Rate, 1 mo. LIBOR + .08%, 3.20%, due 03/25/37	5,341,553
2,491,407	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 04/25/36	2,413,551
5,000,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 08/25/36	3,475,000
4,867,655	GE-WMC Mortgage Securities, Series 05-2, Class A2B, Variable Rate, 1 mo. LIBOR + .17%, 3.29%, due 12/25/35	4,758,133
10,000,000	GE-WMC Mortgage Securities, Series 06-1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 08/25/36	7,909,000
1,755,112	Household Home Equity Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR + .31%, 3.43%, due 01/20/35	1,602,362
1,268,723	Household Home Equity Loan Trust, Series 05-3, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 3.41%, due 01/20/35	1,144,824

See accompanying notes to the financial statements.

12

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
8,204,122	Household Home Equity Loan Trust, Series 06-2, Class A1, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 03/20/36	7,669,787
9,000,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 12/25/36	7,487,100
2,100,000	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 10/25/35	1,890,000
5,000,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 03/25/36	3,350,000
3,000,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 06/25/36	2,070,000
6,760,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 08/25/36	5,272,800
4,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 10/25/36	2,720,000
2,497,827	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 03/25/36	1,099,044
5,498,533	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, Variable Rate, 1 mo. LIBOR + .28%, 3.40%, due 01/25/47	4,879,089
3,000,000	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 04/25/36	2,325,000
2,500,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 11/25/36	1,912,500
10,000,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, Variable Rate, 1 mo. LIBOR + .17%, 3.29%, due 09/25/36	8,550,000
10,000,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 07/25/36	7,650,000
1,619,045	Option One Mortgage Loan Trust, Series 05-3, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 08/25/35	1,555,548
982,042	People's Choice Home Loan Securities Trust, Series 05-3, Class 1A2, Variable Rate, 1 mo. LIBOR + .27%, 3.39%, due 08/25/35	933,048
4,479,979	People's Choice Home Loan Securities Trust, Series 05-4, Class 1A2, Variable Rate, 1 mo. LIBOR + .26%, 3.38%, due 12/25/35	4,009,582
226,880	RAAC Series Trust, Series 05-RP3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .23%, 3.35%, due 05/25/39	225,430
1,916,060	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, Variable Rate, 1 mo. LIBOR + .23%, 3.35%, due 04/25/35	1,754,692

See accompanying notes to the financial statements.

13

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
8,000,000	Saxon Asset Securities Trust, Series 06-3, Class A2, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 11/25/36	7,035,992
10,000,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 07/25/36	8,154,700
1,982	Security National Mortgage Loan Trust, Series 05-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .29%, 3.41%, due 02/25/36	1,966
5,374,153	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .29%, 3.41%, due 10/25/36	5,186,057
1,383,973	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, Variable Rate, 1 mo. LIBOR + .26%, 3.38%, due 10/25/35	1,301,792
10,020,997	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 01/25/37	9,516,815
4,000,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 06/25/37	3,560,000
3,000,000	Structured Asset Investment Loan Trust, Series 06-1, Class A3, Variable Rate, 1 mo. LIBOR + .20%, 3.32%, due 01/25/36	2,611,244
2,599,087	Structured Asset Securities Corp., Series 05-S6, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 3.41%, due 11/25/35	2,409,106
	Total Residential Asset-Backed Securities (United States)	286,301,542
	Residential Mortgage-Backed Securities (Australian) — 2.3%
2,383,524	Australian Mortgage Securities II, Series G3, Class A1A, Variable Rate, 3 mo. LIBOR + .21%, 4.72%, due 01/10/35	2,329,918
2,925,867	Crusade Global Trust, Series 04-2, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 3.20%, due 11/19/37	2,523,882
4,515,057	Crusade Global Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .06%, 3.95%, due 07/20/38	4,256,209
6,466,942	Interstar Millennium Trust, Series 05-1G, Class A, Variable Rate, 3 mo. LIBOR + .12%, 5.27%, due 12/08/36	5,807,120
2,690,949	Medallion Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .08%, 3.18%, due 05/10/36	2,581,751
2,102,902	National RMBS Trust, Series 04-1, Class A1, Variable Rate, 3 mo. LIBOR + .11%, 5.04%, due 03/20/34	2,007,430
6,679,653	National RMBS Trust, Series 06-3, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 3.96%, due 10/20/37	6,328,704
7,286,100	Puma Finance Ltd., Series G5, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 3.14%, due 02/21/38	6,684,268

See accompanying notes to the financial statements.

14

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — continued
1,755,673	Westpac Securitization Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .07%, 4.95%, due 03/23/36	1,682,163
	Total Residential Mortgage-Backed Securities (Australian)	34,201,445
	Residential Mortgage-Backed Securities (European) — 6.7%
11,000,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, Variable Rate, 3 mo. LIBOR + .11%, 5.04%, due 09/20/66	10,759,100
4,000,000	Arkle Master Issuer Plc, Series 06-1A, Class 3A, 144A, Variable Rate, 3 mo. LIBOR + .05%, 3.12%, due 08/17/11	3,890,040
3,500,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .09%, 3.16%, due 02/17/52	3,318,000
10,000,000	Arran Residential Mortgages Funding Plc, Series 06-2A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .05%, 4.98%, due 09/20/56	9,875,000
7,000,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, Variable Rate, 3 mo. LIBOR + .10%, 4.48%, due 01/13/39	6,555,500
2,121,833	Gracechurch Mortgage Financing Plc, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .03%, 3.10%, due 11/20/31	2,109,526
1,755,027	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 4.51%, due 10/11/41	1,708,256
7,500,000	Granite Master Issuer Plc, Series 06-3, Class A3, Variable Rate, 3 mo. LIBOR + .04%, 3.93%, due 12/20/54	7,241,250
10,000,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .08%, 4.34%, due 07/15/40	9,636,100
14,000,000	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + .06%, 3.05%, due 12/10/43	13,826,400
2,026,850	Leek Finance Plc, Series 15A, Class AB, 144A, Variable Rate, 3 mo. LIBOR + .14%, 5.05%, due 03/21/37	1,991,380
6,459,300	Leek Finance Plc, Series 16A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .16%, 5.07%, due 09/21/37	6,138,079
3,000,000	Mound Financing Plc, Series 5A, Class 2A, 144A, Variable Rate, 3 mo. LIBOR + .04%, 3.17%, due 05/08/16	2,921,250
4,422,976	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR + .11%, 3.18%, due 11/15/38	3,943,127
3,821,048	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR, 5.09%, due 09/15/39	3,415,368
5,000,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, Variable Rate, 3 mo. LIBOR + .08%, 4.34%, due 10/15/33	4,743,500

See accompanying notes to the financial statements.

15

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — continued
6,870,981	RMAC Securities Plc, Series 06-NS4A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 5.20%, due 06/12/25	6,850,368
	Total Residential Mortgage-Backed Securities (European)	98,922,244
	Residential Mortgage-Backed Securities (United States) — 0.0%
643,097	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 07/25/30	633,451
	Student Loans — 6.7%
5,000,000	College Loan Corp. Trust, Series 04-1, Class A2, Variable Rate, 3 mo. LIBOR + .11%, 3.44%, due 04/25/16	4,982,031
7,720,000	College Loan Corp. Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .01%, 3.34%, due 01/25/23	7,593,392
4,000,000	College Loan Corp. Trust, Series 07-2, Class A1, Variable Rate, 3 mo. LIBOR + .25%, 3.58%, due 01/25/24	3,961,250
271,926	Collegiate Funding Services Education Loan Trust I, Series 05-A, Class A1, Variable Rate, 3 mo. LIBOR + .02%, 4.86%, due 09/29/14	271,883
2,114,790	Goal Capital Funding Trust, Series 06-1, Class A1, Variable Rate, 3 mo. LIBOR, 3.09%, due 08/25/20	2,098,972
1,964,779	Keycorp Student Loan Trust, Series 05-A, Class 2A1, Variable Rate, 3 mo. LIBOR + .05%, 4.91%, due 09/27/21	1,932,459
2,485,319	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, Variable Rate, 3 mo. LIBOR + .04%, 4.97%, due 06/20/15	2,455,247
8,000,000	National Collegiate Student Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 02/25/26	7,715,440
2,000,000	National Collegiate Student Loan Trust, Series 06-1, Class A2, Variable Rate, 1 mo. LIBOR + .14%, 3.26%, due 08/25/23	1,912,813
4,720,777	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 3.20%, due 08/26/19	4,564,991
7,000,000	Nelnet Education Loan Funding, Inc., Series 04-2A, Class A3, Variable Rate, 3 mo. LIBOR + .10%, 3.19%, due 11/25/15	6,927,410
9,000,000	Nelnet Student Loan Trust, Series 05-3, Class A3, Variable Rate, 3 mo. LIBOR + .05%, 4.93%, due 06/22/17	8,936,719
8,000,000	SLM Student Loan Trust, Series 05-3, Class A4, Variable Rate, 3 mo. LIBOR + .07%, 3.40%, due 04/27/20	7,780,000
1,452,891	SLM Student Loan Trust, Series 05-4, Class A1, Variable Rate, 3 mo. LIBOR + .01%, 3.34%, due 10/26/15	1,441,558

See accompanying notes to the financial statements.

16

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)		Description	Value ($)
		Student Loans — continued
	8,500,000	SLM Student Loan Trust, Series 06-A, Class A2, Variable Rate, 3 mo. LIBOR + .03%, 4.29%, due 10/15/15	8,415,000
	14,000,000	SLM Student Loan Trust, Series 07-2, Class A2, Variable Rate, 3 mo. LIBOR, 3.33%, due 07/25/17	13,737,500
	6,375,109	SLM Student Loan Trust, Series 07-5, Class A1, Variable Rate, 3 mo. LIBOR - .01%, 3.32%, due 07/25/13	6,340,245
	7,500,000	SLM Student Loan Trust, Series 07-6, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 3.58%, due 01/25/19	7,311,000
		Total Student Loans	98,377,910
		Trade Receivables — 0.9%
	14,000,000	ABS Global Finance Plc, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .10%, 2.92%, due 12/17/10	13,767,600
		Total Asset-Backed Securities	1,364,039,142
		Corporate Debt — 0.6%
JPY	500,000,000	MBIA Global Funding LLC, Series EMTN, Variable Rate, JPY LIBOR, 1.03%, due 06/30/08	4,767,061
	5,000,000	TIAA Global Markets, 144A, Variable Rate, 3 mo. LIBOR + .10%, 4.48%, due 01/12/11	4,952,057
		Total Corporate Debt	9,719,118
		U.S. Government Agency — 0.2%
	2,129,342	Agency for International Development Floater (Support of Jamaica), Variable Rate, 4 mo. LIBOR + .30%, 3.37%, due 10/01/18	2,129,342
	1,000,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	1,109,000
		Total U.S. Government Agency	3,238,342
		TOTAL DEBT OBLIGATIONS (COST $1,483,588,974)	1,376,996,602

See accompanying notes to the financial statements.

17

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Principal Amount		Description	Value ($)
		OPTIONS PURCHASED — 0.9%
		Options on Interest Rates — 0.1%
EUR	325,000,000	EUR 6 Month LIBOR Cap Call, Expires 02/16/17, Strike 10.00%	337,279
EUR	650,000,000	EUR 6 Month LIBOR Cap Call, Expires 02/27/17, Strike 10.00%	682,975
			1,020,254
		Options on Interest Rate Swaps — 0.8%
EUR	225,000,000	EUR Swaption Call, Expires 01/07/09, Strike 4.10%	2,605,430
EUR	225,000,000	EUR Swaption Call, Expires 01/14/09, Strike 3.91%	2,163,233
EUR	150,000,000	EUR Swaption Call, Expires 02/12/10, Strike 3.85%	992,606
EUR	150,000,000	EUR Swaption Call, Expires 02/22/10, Strike 3.95%	1,105,308
EUR	225,000,000	EUR Swaption Put, Expires 01/07/09, Strike 4.10%	296,849
EUR	225,000,000	EUR Swaption Put, Expires 01/14/09, Strike 3.91%	401,087
GBP	14,000,000	GBP Swaption Call, Expires 02/28/11, Strike 5.17%	949,033
GBP	40,000,000	GBP Swaption Call, Expires 04/11/08, Strike 5.86%	368,936
GBP	40,000,000	GBP Swaption Call, Expires 04/14/08, Strike 5.86%	367,794
GBP	40,000,000	GBP Swaption Call, Expires 04/17/08, Strike 5.97%	448,753
GBP	60,000,000	GBP Swaption Call, Expires 04/28/08, Strike 5.91%	672,716
GBP	60,000,000	GBP Swaption Call, Expires 05/08/08, Strike 5.96%	772,274
GBP	14,000,000	GBP Swaption Put, Expires 02/28/11, Strike 5.17%	712,430
GBP	40,000,000	GBP Swaption Put, Expires 04/11/08, Strike 5.86%	29,087
GBP	40,000,000	GBP Swaption Put, Expires 04/14/08, Strike 5.86%	32,309
GBP	40,000,000	GBP Swaption Put, Expires 04/17/08, Strike 5.97%	22,691
GBP	60,000,000	GBP Swaption Put, Expires 04/28/08, Strike 5.91%	50,257
GBP	60,000,000	GBP Swaption Put, Expires 05/08/08, Strike 5.96%	48,722
			12,039,515
		TOTAL OPTIONS PURCHASED (COST $9,521,781)	13,059,769

See accompanying notes to the financial statements.

18

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 6.0%
	Money Market Funds — 3.8%
56,043,378	State Street Institutional Liquid Reserves Fund-Institutional Class	56,043,378
	Other Short-Term Investments — 2.2%
15,000,000	Sheffield Receivables Commercial Paper, 3.30%, due 03/18/08	14,976,625
6,000,000	U.S. Treasury Bill, 1.78%, due 05/01/08 (a) (b)	5,982,006
6,500,000	U.S. Treasury Bill, 1.78%, due 06/19/08 (a) (b)	6,465,186
5,000,000	U.S. Treasury Bill, 1.79%, due 07/24/08 (a) (b)	4,964,645
	Total Other Short-Term Investments	32,388,462
	TOTAL SHORT-TERM INVESTMENTS (COST $88,383,809)	88,431,840
	TOTAL INVESTMENTS — 100.0% (Cost $1,581,494,564)	1,478,488,211
	Other Assets and Liabilities (net) — (0.0%)	(312,477)
	TOTAL NET ASSETS — 100.0%	$1,478,175,734

See accompanying notes to the financial statements.

19

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
3/03/08	GBP	805,000	$1,599,575	$845
Sales
4/22/08	JPY	500,000,000	$4,826,935	$(179,230)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
4,585	Eurodollar 90 Day	December 2008	$1,120,917,875	$2,224,138
Sales
4,585	Eurodollar 90 Day	December 2009	$1,113,409,938	$(2,418,175)
78	U.S. Treasury Note 10 Yr.	June 2008	9,147,938	(163,491)
51	U.S. Treasury Note 5 Yr. (CBT)	June 2008	5,826,750	(78,608)
			$1,128,384,626	$(2,660,274)

Reverse Repurchase Agreements

Average balance outstanding	$(77,501,730)
Average interest rate	1.44%
Maximum balance outstanding	$(135,993,112)
Average shares outstanding	52,540,106
Average balance per share outstanding	$(1.48)
Days Outstanding	97

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements. There were no reverse repurchase agreements outstanding at the end of the period.

See accompanying notes to the financial statements.

20

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Written Options

	Notional Amount	Expiration Date		Description	Premiums	Market Value
Call	$150,000,000	02/12/2009	EUR	Interest Rate Swaption,
				Strike 3.50%	$(667,309)	$(985,205)
Call	150,000,000	02/20/2009	EUR	Interest Rate Swaption, Strike 3.62%	(639,820)	(1,201,113)
Call	40,000,000	04/11/2008	GBP	Interest Rate Swaption, Strike 5.67%	(175,426)	(252,166)
Put	40,000,000	04/11/2008	GBP	Interest Rate Swaption, Strike 6.44%	(183,502)	(1,963)
Call	40,000,000	04/14/2008	GBP	Interest Rate Swaption, Strike 5.59%	(175,254)	(218,093)
Put	40,000,000	04/14/2008	GBP	Interest Rate Swaption, Strike 6.50%	(177,100)	(1,831)
Call	40,000,000	04/17/2008	GBP	Interest Rate Swaption, Strike 5.52%	(180,256)	(191,684)
Put	40,000,000	04/17/2008	GBP	Interest Rate Swaption, Strike 6.50%	(164,703)	(2,180)
Call	60,000,000	04/28/2008	GBP	Interest Rate Swaption, Strike 5.35%	(257,481)	(232,364)
Call	60,000,000	05/08/2008	GBP	Interest Rate Swaption, Strike 5.25%	(290,051)	(217,382)
					$(2,910,902)	$(3,303,981)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
13,000,000	USD	9/20/2010	Morgan Stanley	Receive	0.40%	Eagle Creek CDO	$(982,861)
100,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	Reference security within CDX Index	(293,952)
500,000,000	USD	12/20/2012	Morgan Stanley	Receive	0.70%	Reference security within CDX Index	(17,768)

See accompanying notes to the financial statements.

21

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
500,000,000	USD	12/20/2012	Morgan Stanley	Receive	0.71%	Reference security
						within CDX Index	$202,434
7,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	MS Synthetic 2006-1	(1,005,663)
5,000,000	USD	3/20/2015	Lehman Brothers	Receive	0.88%	AAA CDO	(1,191,322)
					Premiums to (Pay) Receive	$—	$(3,289,132)

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
1,000,000,000	NOK	3/14/2009	Morgan Stanley	Receive	5.33%	3 month
						NOK NIBOR	$(1,016,169)
665,000,000	USD	3/4/2010	Morgan Stanley	(Pay)	2.57%	3 month LIBOR	(636,923)
1,059,000,000	NOK	3/15/2010	Morgan Stanley	(Pay)	5.17%	3 month NOK NIBOR	141,486
176,000,000	AUD	6/18/2010	Barclays Bank PLC	Receive	7.40%	3 month AUD BBSW	(468,117)
133,000,000	AUD	6/18/2010	Deutsche Bank AG	Receive	7.40%	3 month AUD BBSW	(353,747)
181,000,000	CAD	6/18/2010	JP Morgan Chase Bank	Receive	4.40%	3 month CDOR	3,634,009
2,390,000,000	SEK	6/18/2010	Morgan Stanley	(Pay)	4.40%	3 month SEK STIBOR	(1,275,935)
314,000,000	CHF	6/18/2010	Morgan Stanley	(Pay)	3.00%	6 month CHF LIBOR	(2,854,478)
37,700,000,000	JPY	6/18/2010	Citigroup	(Pay)	1.00%	6 month JPY LIBOR	(822,055)
25,200,000,000	JPY	6/18/2010	JP Morgan Chase Bank	(Pay)	1.00%	6 month JPY LIBOR	(549,490)
5,000,000	USD	2/7/2012	Deutsche Bank AG	(Pay)	4.33%	3 month LIBOR	(230,651)
280,000,000	USD	3/4/2013	Morgan Stanley	Receive	3.40%	3 month LIBOR	386,589
15,000,000	USD	2/8/2015	JP Morgan Chase Bank	(Pay)	4.47%	3 month LIBOR	(620,351)
43,000,000	CAD	6/18/2018	JP Morgan Chase Bank	(Pay)	4.80%	3 month CDOR	(1,614,461)
569,000,000	SEK	6/18/2018	Morgan Stanley	Receive	4.80%	3 month SEK STIBOR	778,099

See accompanying notes to the financial statements.

22

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
46,000,000	AUD	6/18/2018	Barclays Bank PLC	(Pay)	7.10%	6 month
						AUD BBSW	$574,053
35,000,000	AUD	6/18/2018	Deutsche Bank AG	(Pay)	7.10%	6 month AUD BBSW	436,873
71,000,000	CHF	6/18/2018	Morgan Stanley	Receive	3.50%	6 month CHF LIBOR	1,033,936
7,900,000,000	JPY	6/18/2018	Citigroup	Receive	1.75%	6 month JPY LIBOR	933,420
5,300,000,000	JPY	6/18/2018	JP Morgan Chase Bank	Receive	1.75%	6 month JPY LIBOR	626,218
					Premiums to (Pay) Receive	$717,873	$(1,897,694)

As of February 29, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBSW - Bank Bill Swap Reference Rate

CDO - Collateralized Debt Obligation

CDOR - Canadian Dollar Offered Rate

CMBS - Collateralized Mortgage Backed Security

EMTN - Euromarket Medium Term Note

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

NIBOR - Norwegian Interbank Offered Rate

RMBS - Residential Mortgage Backed Security

STIBOR - Stockholm Interbank Offered Rate

See accompanying notes to the financial statements.

23

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Variable rate - The rates shown on variable rate notes are the current interest rates at February 29, 2008, which are subject to change based on the terms of the security.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

(a)  Rate shown represents yield-to-maturity.

(b)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.

24

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value (cost $1,581,494,564) (Note 2)	$1,478,488,211
Interest receivable	3,832,333
Unrealized appreciation on open forward currency contracts (Note 2)	845
Receivable for variation margin on open futures contracts (Note 2)	6,622,796
Receivable for open swap contracts (Note 2)	8,747,117
Receivable for expenses reimbursed by Manager (Note 3)	48,923
Total assets	1,497,740,225
Liabilities:
Payable for investments purchased	1,964,075
Written options outstanding, at value (premiums $2,910,902) (Note 2)	3,303,981
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	1,767
Unrealized depreciation on open forward currency contracts (Note 2)	179,230
Interest payable for open swap contracts	16,068
Payable for open swap contracts (Note 2)	13,933,943
Accrued expenses	165,427
Total liabilities	19,564,491
Net assets	$1,478,175,734
Shares outstanding:	57,557,153
Net asset value per share:	$25.68

See accompanying notes to the financial statements.

25

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Interest	$84,344,012
Dividends	1,208,206
Total investment income	85,552,218
Expenses:
Custodian, fund accounting agent and transfer agent fees	222,547
Audit and tax fees	100,553
Legal fees	43,009
Trustees fees and related expenses (Note 3)	15,095
Interest expense (Note 2)	1,117,209
Miscellaneous	14,212
Total expenses	1,512,625
Fees and expenses reimbursed by Manager (Note 3)	(365,140)
Net expenses	1,147,485
Net investment income (loss)	84,404,733
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	9,206,735
Closed futures contracts	30,234,990
Closed swap contracts	(34,191,364)
Written options	(4,669,140)
Foreign currency, forward contracts and foreign currency related transactions	(182,755)
Net realized gain (loss)	398,466
Change in net unrealized appreciation (depreciation) on:
Investments	(105,271,062)
Open futures contracts	(201,411)
Open swap contracts	(5,685,946)
Written options	647,335
Foreign currency, forward contracts and foreign currency related transactions	(178,782)
Net unrealized gain (loss)	(110,689,866)
Net realized and unrealized gain (loss)	(110,291,400)
Net increase (decrease) in net assets resulting from operations	$(25,886,667)

See accompanying notes to the financial statements.

26

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$84,404,733	$71,699,954
Net realized gain (loss)	398,466	(41,675,218)
Change in net unrealized appreciation (depreciation)	(110,689,866)	11,010,275
Net increase (decrease) in net assets from operations	(25,886,667)	41,035,011
Net share transactions (Note 7):	(246,005,000)	696,755,000
Total increase (decrease) in net assets	(271,891,667)	737,790,011
Net assets:
Beginning of period	1,750,067,401	1,012,277,390
End of period	$1,478,175,734	$1,750,067,401

See accompanying notes to the financial statements.

27

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007		2006		2005(a)
Net asset value, beginning of period	$25.99		$25.23		$25.17		$25.00
Income (loss) from investment operations:
Net investment income (loss)†	1.41		1.36		0.96		0.15
Net realized and unrealized gain (loss)	(1.72)		(0.60)		(0.90)		0.02
Total from investment operations	(0.31)		0.76		0.06		0.17
Net asset value, end of period	$25.68		$25.99		$25.23		$25.17
Total Return(b)	(1.19)%		3.01%		0.24%		0.68	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,478,176		$1,750,067		$1,012,277		$582,279
Net operating expenses to average daily net assets	0.00	%(c)	0.00	%(c)	0.00	%(c)	0.01	%*
Interest expense to average daily net assets	0.07%		0.00	%(c)	—		—
Total net expenses to average daily net assets	0.07%		0.00	%(c)	0.00	%(c)	0.01	%*
Net investment income to average daily net assets	5.38%		5.36%		3.84%		2.21	%*
Portfolio turnover rate	41%		93%		31%		8	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.03%		0.03%		0.06	%*

(a)  Period from November 22, 2004 (commencement of operations) through February 28, 2005.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(c)  Ratio is less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

28

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO World Opportunity Overlay Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the JPMorgan U.S. 3 Month Cash Index. The Fund's investment program has two principal components. One component of the Fund's investment program involves the use of derivatives, primarily interest rate swap contracts and/or futures contracts, to seek to exploit misvaluations in world interest rates and to add value relative to the JPMorgan U.S. 3 Month Cash Index. The other component of the Fund's investment program involves making direct investments primarily in high quality U.S. and foreign fixed income securities, in particular asset-backed securities, to gain exposure to the JPMorgan U.S. 3 Month Cash Index (and to securities with similar characteristics to those in the benchmark) and to generate a core return.

Shares of the Fund are not publicly offered and are principally available only to other funds of the Trust and certain accredited investors.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to

29

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 34.69% of net assets.

The Fund invests in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the securities' market values and changes in interest rates.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency

30

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the

31

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

For the year ended February 29, 2008, the Fund's investment activity in written option contracts was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts	Premiums
Outstanding, beginning of period	$(810,000,000)	$(2,766,300)	$(485,000,000)	$(2,750,050)
Options written	(6,318,009,776)	(42,176,990)	(33,938,004,900)	(44,213,933)
Options exercised	1,884,000,000	13,161,944	3,628,000,000	26,594,606
Options expired	4,578,000,000	28,094,198	30,069,000,000	15,178,580
Options sold	546,009,776	3,161,843	186,004,900	2,805,200
	$(120,000,000)	$(525,305)	$(540,000,000)	$(2,385,597)

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

32

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. There were no loan agreements outstanding at the end of the period.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Variance swap agreements involve commitments to pay or receive a settlement amount calculated

33

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities

34

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

Taxes

The Fund elected to be taxed as a partnership for federal income tax purposes. As a partnership, the Fund will not be subject to federal and state income tax. Instead, each shareholder is responsible for the tax liability or benefit related to his/her allocable share of taxable income or loss. Accordingly, no provision (benefit) for federal and state income taxes is reflected in the accompanying financial statements.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,581,587,197	$6,024,169	$(109,123,155)	$(103,098,986)

Distributions

The Fund does not intend to make any distributions to its shareholders but may do so in the sole discretion of the Trustees.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued

35

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

36

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

3.  Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. In addition, the Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 (excluding fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $12,979 and $6,238, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 29, 2008, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$31,895,400
Investments (non-U.S. Government securities)	617,025,927	762,614,823

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

37

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

6.  Principal shareholders and related parties

As of February 29, 2008, 71.31% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Each of the shareholders are other funds of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, there were no shares held by related parties, and all of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
	Shares	Amount	Shares	Amount
Shares sold	53,723,671	$1,403,880,000	47,430,776	$1,214,765,000
Shares repurchased	(63,507,548)	(1,649,885,000)	(20,215,136)	(518,010,000)
Net increase (decrease)	(9,783,877)	$(246,005,000)	27,215,640	$696,755,000

38

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO World Opportunity Overlay Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Opportunity Overlay Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

39

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio		Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	0.00	%**	$1,000.00	$974.20	$0.01
2) Hypothetical	0.00	%**	$1,000.00	$1,024.86	$0.01

*  Expenses are calculated using the annualized expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

**  Annualized net expense ratios are less than 0.01%.

40

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

41

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

42

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

43

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

44

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Tax-Managed U.S. Equities Fund returned -6.8% for the fiscal year ended February 29, 2008, as compared to -3.8% for the Russell 3000 Index+. On an after-tax basis, the Fund returned -7.5% compared to the benchmark's -4.1% for the same period. The Fund was invested substantially in U.S. equity securities throughout the period.

The portfolio's underperformance for the fiscal year is attributed primarily to stock selection. Sector selection had a neutral effect. The portfolio benefited from being underweight in Financials, the weakest sector for the period. Overweight exposure to Consumer Discretionary stocks, the next weakest sector, worked against the portfolio.

Stock selection accounted for the majority of the portfolio's underperformance in the period. Selections within Financials and Consumer Discretionary stocks accounted for the lion's share of the deficit. Overweight exposure to Citigroup and Fannie Mae worked against the portfolio. Within Consumer Discretionary stocks, overweight exposure to Home Depot and Lowes were the chief disappointments.

For the fiscal year, the crux of the underperformance came from poor returns from the valuation-based stock selection strategy. While the portfolio's valuation strategy gives explicit credit to companies with strong financial quality (high, stable profitability and low debt), this approach worked poorly for the majority of the period. The momentum-based strategy was more successful, finishing in positive territory after a lackluster start to the fiscal year.

Note: Russell 3000 Index+ represents the S&P 500 Index prior to 10/15/2007 and the Russell 3000 Index thereafter.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $5,000,000 Investment in GMO Tax-Managed U.S. Equities Fund Class III Shares and the Russell 3000 Index As of February 29, 2008

$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
7/23/98
$5,000,000
$7,203,910
$7,019,785
$6,819,650
$6,806,950
GMO Tax-Managed U.S. Equities Fund
Russell 3000 Index
Russell 3000 Index+*
S&P 500 Index

	Average Annual Total Returns		
	1 Year	5 Year	Since Inception
Class III			7/23/98
	-6.78%	9.06%	3.59%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  Russell 3000 Index+ represents the S&P 500 Index prior to 10/15/2007 and the Russell 3000 Index thereafter. Fund returns do not reflect the tax effect a shareholder would pay on Fund distributions or the redemption of Fund shares.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.8%
Short-Term Investments	2.1
Other	0.1
100.0%
Industry Sector Summary	% of Equity Investments
Health Care	22.6%
Energy	16.4
Information Technology	16.4
Consumer Staples	16.0
Consumer Discretionary	10.0
Industrials	6.7
Financials	5.9
Telecommunication Services	2.7
Materials	2.3
Utilities	1.0
100.0%

1

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 97.8%
	Consumer Discretionary — 9.8%
900	Abercrombie & Fitch Co.-Class A	69,777
7,600	Amazon.com, Inc. *	489,972
2,850	American Eagle Outfitters, Inc.	60,904
8,300	Apollo Group, Inc.-Class A *	509,454
5,800	AutoNation, Inc. *	84,506
1,800	AutoZone, Inc. *	207,144
5,600	Bed Bath & Beyond, Inc. *	158,704
1,600	Carnival Corp.	62,960
5,200	Coach, Inc. *	157,664
2,600	Discovery Holding Co.-Class A *	58,682
600	Dollar Tree Stores, Inc. *	16,098
3,500	Expedia, Inc. *	80,255
2,700	Family Dollar Stores, Inc.	51,705
26,069	Ford Motor Co. *	170,231
900	GameStop Corp.-Class A *	38,124
4,600	Gannett Co., Inc.	138,690
800	General Motors Corp.	18,624
4,000	Goodyear Tire & Rubber Co. (The) *	108,400
4,300	Harley-Davidson, Inc.	159,788
3,900	Hasbro, Inc.	100,503
69,700	Home Depot, Inc.	1,850,535
1,700	IAC/InterActive Corp. *	33,830
1,500	ITT Educational Services, Inc. *	82,830
7,200	Johnson Controls, Inc.	236,592
5,600	Kohl's Corp. *	248,864
1,100	Liberty Global, Inc.-Class A *	41,360
700	Liberty Media Holding Corp. Capital-Class A *	81,277
2,300	Liz Claiborne, Inc.	40,894
40,300	Lowe's Cos., Inc.	965,991
4,800	Mattel Co.	92,736
9,400	McDonald's Corp.	508,634
1,952	MGM Mirage *	120,224
4,300	Nike, Inc.-Class B	258,860
1,800	Nordstrom, Inc.	66,654

See accompanying notes to the financial statements.

2

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Consumer Discretionary — continued
500	Polo Ralph Lauren Corp.	31,095
1,100	RadioShack Corp.	19,195
1,100	Ross Stores, Inc.	30,635
600	Sherwin-Williams Co. (The)	31,068
8,200	Staples, Inc.	182,450
1,300	Starbucks Corp. *	23,361
9,600	Target Corp.	505,056
2,600	Tiffany & Co.	97,864
3,200	VF Corp.	243,328
4,300	Yum! Brands, Inc.	148,135
	Total Consumer Discretionary	8,683,653
	Consumer Staples — 15.6%
20,600	Altria Group, Inc.	1,506,684
7,100	Anheuser-Busch Cos., Inc.	334,339
4,000	Avon Products, Inc.	152,240
48,700	Coca-Cola Co. (The)	2,847,002
2,100	Colgate-Palmolive Co.	159,789
1,800	Costco Wholesale Corp.	111,456
1,000	CVS Caremark Corp.	40,380
2,000	Energizer Holdings, Inc. *	185,660
1,800	Estee Lauder Cos. (The), Inc.-Class A	76,644
5,100	Kimberly-Clark Corp.	332,418
8,237	Kraft Foods, Inc.	256,747
4,700	Kroger Co. (The)	113,975
21,600	PepsiCo, Inc.	1,502,496
15,200	Procter & Gamble Co. (The)	1,005,936
3,000	Safeway, Inc.	86,220
1,757	Supervalu, Inc.	46,121
9,100	Tyson Foods, Inc.-Class A	131,131
2,100	UST, Inc.	114,009
11,500	Walgreen Co.	419,865
88,500	Wal-Mart Stores, Inc.	4,388,715
300	WM Wrigley Jr. Co.	17,958
	Total Consumer Staples	13,829,785

See accompanying notes to the financial statements.

3

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Energy — 16.0%
2,300	Anadarko Petroleum Corp.	146,602
2,900	Apache Corp.	332,659
2,300	Cameron International Corp. *	97,704
39,900	Chevron Corp.	3,457,734
14,574	ConocoPhillips	1,205,416
1,200	Devon Energy Corp.	123,264
1,000	Diamond Offshore Drilling, Inc.	120,830
56,900	Exxon Mobil Corp.	4,950,869
300	FMC Technologies, Inc. *	16,998
2,100	Halliburton Co.	80,430
1,100	Hess Corp.	102,498
3,400	Marathon Oil Corp.	180,744
700	Murphy Oil Corp.	56,266
800	Noble Corp.	39,320
9,600	Occidental Petroleum Corp.	742,752
14,900	Schlumberger Ltd.	1,288,105
2,200	Smith International, Inc.	138,666
300	Sunoco, Inc.	18,324
4,189	Transocean, Inc. *	588,596
7,500	Valero Energy Corp.	433,275
1,500	Weatherford International Ltd. *	103,380
	Total Energy	14,224,432
	Financials — 5.8%
700	ACE Ltd.	39,368
2,900	Aflac, Inc.	180,989
12,000	Allstate Corp. (The)	572,760
11,100	American International Group, Inc.	520,146
1,800	AON Corp.	74,898
17,108	Bank of America Corp.	679,872
1,000	BB&T Corp.	31,130
800	Brown & Brown, Inc.	14,264
1,200	Chubb Corp.	61,080
47,800	Citigroup, Inc.	1,133,338

See accompanying notes to the financial statements.

4

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Financials — continued
600	CNA Financial Corp.	15,990
1,100	Comerica, Inc.	39,864
900	Eaton Vance Corp.	28,665
4,300	Fannie Mae	118,895
400	First American Corp.	13,932
1,300	Franklin Resources, Inc.	122,681
400	Goldman Sachs Group, Inc.	67,852
1,200	Leucadia National Corp.	54,312
100	Markel Corp. *	46,475
500	MetLife, Inc.	29,130
800	Moody's Corp.	30,384
500	Morgan Stanley	21,060
7,100	National City Corp.	112,606
4,387	Old Republic International Corp.	60,190
4,500	Progressive Corp. (The)	82,485
2,300	Prudential Financial, Inc.	167,831
800	Safeco Corp.	37,008
1,200	SEI Investment Co.	30,012
2,100	Torchmark Corp.	126,546
7,000	Travelers Cos. (The), Inc.	324,870
5,400	Unum Group	123,714
4,600	US Bancorp	147,292
1,250	W.R. Berkley Corp.	35,988
	Total Financials	5,145,627
	Health Care — 22.1%
12,300	Abbott Laboratories	658,665
5,600	Aetna, Inc.	277,760
5,800	AmerisourceBergen Corp.	241,976
3,900	Amgen, Inc. *	177,528
200	Bard (C.R.), Inc.	18,958
2,700	Baxter International, Inc.	159,354
2,100	Biogen Idec, Inc. *	122,556
6,000	Bristol-Myers Squibb Co.	135,660

See accompanying notes to the financial statements.

5

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Health Care — continued
4,600	Cardinal Health, Inc.	272,044
4,600	Cigna Corp.	205,068
3,300	Coventry Health Care, Inc. *	171,171
700	DENTSPLY International, Inc.	27,328
8,500	Eli Lilly & Co.	425,170
13,400	Express Scripts, Inc. *	791,940
9,200	Forest Laboratories, Inc. *	365,884
1,000	Gilead Sciences, Inc. *	47,320
900	Health Net, Inc. *	39,546
600	Intuitive Surgical, Inc. *	169,152
300	Invitrogen Corp. *	25,347
42,500	Johnson & Johnson	2,633,300
4,700	King Pharmaceuticals, Inc. *	49,820
8,000	McKesson Corp.	470,080
8,526	Medco Health Solutions, Inc. *	377,787
9,200	Medtronic, Inc.	454,112
54,200	Merck & Co., Inc.	2,401,060
157,230	Pfizer, Inc.	3,503,084
2,600	Quest Diagnostics, Inc.	123,942
11,400	Schering-Plough Corp.	247,380
1,800	St. Jude Medical, Inc. *	77,364
9,500	Stryker Corp.	618,545
58,400	UnitedHealth Group, Inc.	2,714,432
1,000	Waters Corp. *	59,610
6,600	WellPoint, Inc. *	462,528
7,500	Wyeth	327,150
10,500	Zimmer Holdings, Inc. *	790,545
	Total Health Care	19,643,166
	Industrials — 6.6%
14,900	3M Co.	1,168,160
4,000	Caterpillar, Inc.	289,320
900	CH Robinson Worldwide, Inc.	45,693
3,000	CSX Corp.	145,560
400	Cummins, Inc.	20,152

See accompanying notes to the financial statements.

6

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Industrials — continued
4,800	Danaher Corp.	355,920
5,900	Deere & Co.	502,739
200	Eaton Corp.	16,126
300	Emerson Electric Co.	15,288
1,100	FedEx Corp.	96,943
300	Flowserve Corp.	32,670
1,300	Fluor Corp.	181,025
600	General Dynamics Corp.	49,110
1,100	Goodrich Corp.	65,153
8,100	Honeywell International, Inc.	466,074
2,900	Illinois Tool Works, Inc.	142,303
1,400	Ingersoll-Rand	58,604
1,100	ITT Industries, Inc.	61,864
1,900	Jacobs Engineering Group, Inc. *	152,551
1,700	L-3 Communications Holdings, Inc.	180,693
1,500	Masco Corp.	28,035
1,300	Northrop Grumman Corp.	102,193
9,025	Paccar, Inc.	391,505
1,300	Pall Corp.	51,181
1,700	Parker-Hannifin Corp.	109,871
800	Pitney Bowes, Inc.	28,624
2,200	Precision Castparts Corp.	242,858
1,700	Textron, Inc.	92,089
500	Union Pacific Corp.	62,380
1,900	United Parcel Service, Inc.-Class B	133,456
6,200	United Technologies Corp.	437,162
1,400	W.W. Grainger, Inc.	103,124
	Total Industrials	5,828,426
	Information Technology — 16.0%
600	Adobe Systems, Inc. *	20,190
1,500	Affiliated Computer Services, Inc.-Class A *	76,125
1,700	Analog Devices, Inc.	45,764
9,000	Apple, Inc. *	1,125,180
1,100	Arrow Electronics, Inc. *	35,871

See accompanying notes to the financial statements.

7

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Information Technology — continued
2,700	Avnet, Inc. *	91,017
300	BMC Software, Inc. *	9,684
2,100	CA, Inc.	48,048
1,700	Cadence Design Systems, Inc. *	18,054
61,200	Cisco Systems, Inc. *	1,491,444
500	Citrix Systems, Inc. *	16,465
4,600	Corning, Inc.	106,858
1,000	Cypress Semiconductor Corp. *	21,740
49,100	Dell, Inc. *	974,635
27,661	eBay, Inc. *	729,144
38,600	EMC Corp. *	599,844
4,900	Fiserv, Inc. *	257,838
900	FLIR Systems, Inc. *	25,614
1,700	Google, Inc.-Class A *	801,006
5,500	Hewlett-Packard Co.	262,735
22,100	Intel Corp.	440,895
13,500	International Business Machines Corp.	1,537,110
1,700	Juniper Networks, Inc. *	45,594
1,900	KLA-Tencor Corp.	79,819
2,300	Lexmark International, Inc. *	75,969
2,400	McAfee, Inc. *	79,848
90,200	Microsoft Corp.	2,455,244
1,000	NCR Corp. *	22,160
35,800	Oracle Corp. *	673,040
43,800	Qualcomm, Inc.	1,855,806
600	Texas Instruments, Inc.	17,976
900	Total System Services, Inc.	20,007
2,000	VeriSign, Inc. *	69,600
3,200	Xilinx, Inc.	71,552
	Total Information Technology	14,201,876
	Materials — 2.3%
900	Air Products & Chemicals, Inc.	82,197
3,800	Alcoa, Inc.	141,132
500	Ball Corp.	22,050

See accompanying notes to the financial statements.

8

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Materials — continued
1,300	Celanese Corp.-Class A	50,570
2,700	Dow Chemical Co. (The)	101,763
200	Eastman Chemical Co.	13,162
1,200	Lubrizol Corp.	69,960
400	Martin Marietta Materials, Inc.	43,040
8,500	Monsanto Co.	983,280
2,000	Owens-IIlinois, Inc. *	112,900
1,500	PPG Industries, Inc.	92,970
1,600	Praxair, Inc.	128,448
500	Sealed Air Corp.	12,105
200	Vulcan Materials Co.	14,020
2,100	Weyerhaeuser Co.	128,520
	Total Materials	1,996,117
	Telecommunication Services — 2.6%
21,763	AT&T, Inc.	758,005
600	CenturyTel, Inc.	21,714
42,642	Verizon Communications, Inc.	1,548,757
	Total Telecommunication Services	2,328,476
	Utilities — 1.0%
3,200	American Electric Power Co., Inc.	130,944
1,200	Centerpoint Energy, Inc.	17,616
1,100	Constellation Energy Group, Inc.	97,185
1,800	Edison International	88,920
1,400	Entergy Corp.	143,836
1,300	FPL Group, Inc.	78,377
1,000	Mirant Corp. *	37,000
1,700	NRG Energy, Inc. *	70,159
2,800	Public Service Enterprise Group, Inc.	123,480
2,900	Reliant Energy, Inc. *	66,120
	Total Utilities	853,637
	TOTAL COMMON STOCKS (COST $86,982,840)	86,735,195

See accompanying notes to the financial statements.

9

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.1%
1,621,799	Citigroup Global Markets Repurchase Agreement, dated 02/29/08, due 03/03/08, with a maturity value of $1,621,900 and an effective yield of 0.75%, collateralized by a U.S. Treasury Bond with a rate of 11.25%, maturity date of 02/15/15, and a market value, including accrued interest, of $1,651,245.	1,621,799
200,000	U.S. Treasury Bill, 1.79%, due 07/24/08 (a)	198,586
	TOTAL SHORT-TERM INVESTMENTS (COST $1,819,970)	1,820,385
	TOTAL INVESTMENTS — 99.9% (Cost $88,802,810)	88,555,580
	Other Assets and Liabilities (net) — 0.1%	130,018
	TOTAL NET ASSETS — 100.0%	$88,685,598

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

10

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value (cost $88,802,810) (Note 2)	$88,555,580
Dividends and interest receivable	194,508
Receivable for expenses reimbursed by Manager (Note 3)	31,270
Total assets	88,781,358
Liabilities:
Payable to affiliate for (Note 3):
Management fee	23,532
Shareholder service fee	10,696
Trustees and Chief Compliance Officer of GMO Trust fees	98
Accrued expenses	61,434
Total liabilities	95,760
Net assets	$88,685,598
Net assets consist of:
Paid-in capital	$88,928,493
Accumulated undistributed net investment income	213,290
Distributions in excess of net realized gain	(208,955)
Net unrealized depreciation	(247,230)
$88,685,598
Net assets attributable to:
Class III shares	$88,685,598
Shares outstanding:
Class III	7,266,167
Net asset value per share:
Class III	$12.21

See accompanying notes to the financial statements.

11

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends	$2,167,892
Interest	84,900
Total investment income	2,252,792
Expenses:
Management fee (Note 3)	366,235
Shareholder service fee – Class III (Note 3)	166,471
Custodian, fund accounting agent and transfer agent fees	38,349
Audit and tax fees	48,602
Legal fees	23,608
Trustees fees and related expenses (Note 3)	23,220
Registration fees	184
Miscellaneous	2,185
Total expenses	668,854
Fees and expenses reimbursed by Manager (Note 3)	(134,700)
Expense reductions (Note 2)	(9)
Net expenses	534,145
Net investment income (loss)	1,718,647
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	6,146,177
Closed futures contracts	(60,668)
Net realized gain (loss)	6,085,509
Change in net unrealized appreciation (depreciation) on investments	(13,115,568)
Net realized and unrealized gain (loss)	(7,030,059)
Net increase (decrease) in net assets resulting from operations	$(5,311,412)

See accompanying notes to the financial statements.

12

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,718,647	$1,733,783
Net realized gain (loss)	6,085,509	3,529,504
Change in net unrealized appreciation (depreciation)	(13,115,568)	2,169,764
Net increase (decrease) in net assets from operations	(5,311,412)	7,433,051
Distributions to shareholders from:
Net investment income
Class III	(1,800,557)	(1,642,938)
Net realized gains
Class III	(1,256,863)	—
	(3,057,420)	(1,642,938)
Net share transactions (Note 7):
Class III	(19,670,155)	(10,404,882)
Total increase (decrease) in net assets	(28,038,987)	(4,614,769)
Net assets:
Beginning of period	116,724,585	121,339,354
End of period (including accumulated undistributed net investment income of $213,290 and $306,453, respectively)	$88,685,598	$116,724,585

See accompanying notes to the financial statements.

13

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005		2004
Net asset value, beginning of period	$13.48		$12.83	$12.14	$11.58		$8.62
Income (loss) from investment operations:
Net investment income (loss)†	0.21		0.19	0.20	0.16		0.14
Net realized and unrealized gain (loss)	(1.08)		0.64	0.69	0.54		2.96
Total from investment operations	(0.87)		0.83	0.89	0.70		3.10
Less distributions to shareholders:
From net investment income	(0.22)		(0.18)	(0.20)	(0.14)		(0.14)
From net realized gains	(0.18)		—	—	—		—
Total distributions	(0.40)		(0.18)	(0.20)	(0.14)		(0.14)
Net asset value, end of period	$12.21		$13.48	$12.83	$12.14		$11.58
Total Return(a)	(6.78)%		6.53%	7.46%	6.12	%(b)	36.21%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$88,686		$116,725	$121,339	$81,374		$62,027
Net expenses to average daily net assets	0.48	%(c)	0.48%	0.48%	0.48%		0.48%
Net investment income to average daily net assets	1.55%		1.46%	1.65%	1.39%		1.34%
Portfolio turnover rate	62%		67%	62%	87%		70%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.12%		0.11%	0.08%	0.08%		0.13%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The effect of losses in the amount of $15,989 resulting from compliance violations and the Manager's reimbursement of such losses had no effect on total return.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

14

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Tax-Managed U.S. Equities Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high after-tax total return. The Fund seeks to achieve its objective by outperforming the Russell 3000 Index. The Fund typically makes equity investments in companies that issue stocks included in the Russell 3000 Index and companies with similar market capitalizations, and uses quantitative models integrated with tax management techniques to provide broad exposure to the U.S. equity market to investors subject to U.S. federal income tax.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

15

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

16

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

17

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to post-October capital losses and redemption in-kind transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Distributions In Excess Of Net Realized Gain	Paid-in Capital
$(11,253)	$(2,972,571)	$2,983,824

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$1,811,810	$1,642,938
Long-term capital gains	1,245,610	—
Total Distributions	$3,057,420	$1,642,938

18

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Distributions in excess of tax basis earnings and profits, if significant, are reported in the Fund's financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$213,290

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October capital losses of $206,290.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$88,805,475	$6,735,698	$(6,985,593)	$(249,895)

For the period ended February 29, 2008, the Fund had net realized gains attributed to redemption in-kind transactions of $2,983,824.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

19

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.33% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $23,036 and $390, respectively. The compensation and expenses of the CCO

20

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $66,813,804 and $87,512,328, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 77.11% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 0.05% of the Fund's shares were held by one related party comprised of a certain GMO employee account, and 2.63% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	76,039	$1,022,306	182,327	$2,335,000
Shares issued to shareholders in reinvestment of distributions	196,167	2,702,024	93,323	1,204,619
Shares repurchased	(1,667,621)	(23,394,485)	(1,072,199)	(13,944,501)
Net increase (decrease)	(1,395,415)	$(19,670,155)	(796,549)	$(10,404,882)

21

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed U.S. Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed U.S. Equities Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

22

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1	) Actual	0.48%	$1,000.00	$906.30	$2.28
2	) Hypothetical	0.48%	$1,000.00	$1,022.48	$2.41

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

23

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $1,245,610 from long-term capital gains.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 29, 2008, $66,417 or if determined to be different, the qualified interest income of such year.

24

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

25

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

26

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002-2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

27

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Tobacco-Free Core Fund returned -7.3% for the fiscal year ended February 29, 2008, as compared to -3.6% for the S&P 500 Index. The Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted from returns relative to the S&P 500 Index. Selections in Telecommunication Services and Information Technology added to relative returns while selections in Consumer Discretionary, Financials, and Energy detracted. Individual names adding to relative returns included overweight positions in Exxon Mobil and Merck and an underweight in Wachovia. Names detracting from relative returns included overweight positions in Home Depot, Citigroup, and Lowe's Companies.

Sector selection added to returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included an underweight position in Financials and overweight positions in Health Care and Telecommunication Services. Sector weightings negatively impacting relative performance included an overweight in Consumer Discretionary and underweight positions in Industrials and Materials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Tobacco-Free Core Fund Class III Shares and the S&P 500 Index As of February 29, 2008

$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
2/28/98
$10,000,000
$14,897,890
$14,465,660
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
GMO Tobacco-Free Core Fund
S&P 500 Index

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	-7.30%	8.52%	3.76%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.4%
Short-Term Investments	3.5
Other	0.1
100.0%
Industry Sector Summary	% of Equity Investments
Health Care	23.3%
Energy	17.5
Information Technology	17.1
Consumer Staples	13.7
Consumer Discretionary	9.3
Industrials	7.1
Financials	6.3
Materials	2.4
Telecommunication Services	2.3
Utilities	1.0
100.0%

1

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 96.4%
	Consumer Discretionary — 9.0%
900	Abercrombie & Fitch Co.-Class A	69,777
3,900	Amazon.com, Inc. *	251,433
3,050	American Eagle Outfitters, Inc.	65,179
4,300	Apollo Group, Inc.-Class A *	263,934
300	Autoliv, Inc.	14,970
2,100	AutoNation, Inc. *	30,597
600	AutoZone, Inc. *	69,048
2,800	Bed Bath & Beyond, Inc. *	79,352
100	Best Buy Co., Inc.	4,301
300	BorgWarner, Inc.	12,933
100	Carnival Corp.	3,935
4,500	Coach, Inc. *	136,440
1,800	Discovery Holding Co.-Class A *	40,626
2,100	Expedia, Inc. *	48,153
900	Family Dollar Stores, Inc.	17,235
12,793	Ford Motor Co. *	83,538
800	GameStop Corp.-Class A *	33,888
2,600	Gannett Co., Inc.	78,390
1,400	General Motors Corp.	32,592
800	Goodyear Tire & Rubber Co. (The) *	21,680
1,800	Harley-Davidson, Inc.	66,888
1,200	Hasbro, Inc.	30,924
33,300	Home Depot, Inc.	884,115
400	IAC/InterActive Corp. *	7,960
1,300	ITT Educational Services, Inc. *	71,786
3,700	Johnson Controls, Inc.	121,582
2,800	Kohl's Corp. *	124,432
800	Liberty Global, Inc.-Class A *	30,080
200	Liberty Media Holding Corp. Capital-Class A *	23,222
1,400	Liz Claiborne, Inc.	24,892
18,400	Lowe's Cos., Inc.	441,048
500	Mattel Co.	9,660

See accompanying notes to the financial statements.

2

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Consumer Discretionary — continued
3,400	McDonald's Corp.	183,974
200	McGraw-Hill Cos., Inc.	8,186
934	MGM Mirage *	57,525
100	Mohawk Industries, Inc. *	7,141
1,600	Nike, Inc.-Class B	96,320
300	Nordstrom, Inc.	11,109
6,200	Office Depot, Inc. *	70,494
300	Polo Ralph Lauren Corp.	18,657
300	R.H. Donnelley Corp. *	2,127
400	RadioShack Corp.	6,980
3,400	Staples, Inc.	75,650
200	Starbucks Corp. *	3,594
3,600	Target Corp.	189,396
900	Tiffany & Co.	33,876
400	Toll Brothers, Inc. *	8,484
1,000	VF Corp.	76,040
100	Wynn Resorts Ltd.	10,070
500	Yum! Brands, Inc.	17,225
	Total Consumer Discretionary	4,071,438
	Consumer Staples — 13.2%
3,100	Anheuser-Busch Cos., Inc.	145,979
1,400	Avon Products, Inc.	53,284
200	Clorox Co.	11,638
600	Coca Cola Enterprises, Inc.	14,658
26,100	Coca-Cola Co. (The)	1,525,806
1,600	Colgate-Palmolive Co.	121,744
300	Costco Wholesale Corp.	18,576
800	CVS Caremark Corp.	32,304
1,100	Energizer Holdings, Inc. *	102,113
700	Estee Lauder Cos. (The), Inc.-Class A	29,806
300	Kellogg Co.	15,216
2,600	Kimberly-Clark Corp.	169,468
3,600	Kraft Foods, Inc.	112,212

See accompanying notes to the financial statements.

3

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Consumer Staples — continued
2,300	Kroger Co.	55,775
12,800	PepsiCo, Inc.	890,368
7,900	Procter & Gamble Co. (The)	522,822
1,700	Safeway, Inc.	48,858
1,265	Supervalu, Inc.	33,206
1,400	Tyson Foods, Inc.-Class A	20,174
7,200	Walgreen Co.	262,872
34,900	Wal-Mart Stores, Inc.	1,730,691
700	WM Wrigley Jr. Co.	41,902
	Total Consumer Staples	5,959,472
	Energy — 16.8%
1,500	Anadarko Petroleum Corp.	95,610
1,700	Apache Corp.	195,007
200	Baker Hughes, Inc.	13,458
1,600	Cameron International Corp. *	67,968
19,800	Chevron Corp.	1,715,868
7,451	ConocoPhillips	616,272
500	Denbury Resources, Inc. *	15,945
1,100	Devon Energy Corp.	112,992
600	Diamond Offshore Drilling, Inc.	72,498
30,500	Exxon Mobil Corp.	2,653,805
600	FMC Technologies, Inc. *	33,996
1,300	Halliburton Co.	49,790
700	Hess Corp.	65,226
400	Marathon Oil Corp.	21,264
600	Murphy Oil Corp.	48,228
700	Noble Corp.	34,405
5,000	Occidental Petroleum Corp.	386,850
200	Rowan Cos., Inc.	8,062
7,300	Schlumberger Ltd.	631,085
1,300	Smith International, Inc.	81,939
600	Sunoco, Inc.	36,648
2,129	Transocean, Inc. *	299,146

See accompanying notes to the financial statements.

4

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Energy — continued
4,000	Valero Energy Corp.	231,080
1,700	Weatherford International Ltd. *	117,164
	Total Energy	7,604,306
	Financials — 6.1%
1,000	ACE Ltd.	56,240
1,700	Aflac, Inc.	106,097
5,300	Allstate Corp. (The)	252,969
7,100	American International Group, Inc.	332,706
1,400	AON Corp.	58,254
10,288	Bank of America Corp.	408,845
1,200	BB&T Corp.	37,356
800	Brown & Brown, Inc.	14,264
600	Charles Schwab Corp. (The)	11,766
1,300	Chubb Corp.	66,170
26,500	Citigroup, Inc.	628,315
500	CNA Financial Corp.	13,325
600	Comerica, Inc.	21,744
500	Eaton Vance Corp.	15,925
200	Fifth Third Bancorp	4,580
400	First American Corp.	13,932
400	Franklin Resources, Inc.	37,748
500	Hartford Financial Services Group, Inc.	34,950
1,000	Leucadia National Corp.	45,260
100	Markel Corp. *	46,475
100	Moody's Corp.	3,798
1,200	Morgan Stanley	50,544
3,900	National City Corp.	61,854
725	Old Republic International Corp.	9,947
2,400	Progressive Corp. (The)	43,992
600	Prudential Financial, Inc.	43,782
200	Safeco Corp.	9,252
400	SEI Investment Co.	10,004
500	Torchmark Corp.	30,130

See accompanying notes to the financial statements.

5

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Financials — continued
3,300	Travelers Cos. (The), Inc.	153,153
2,400	Unum Group	54,984
1,800	US Bancorp	57,636
1,866	Washington Mutual, Inc.	27,617
	Total Financials	2,763,614
	Health Care — 22.5%
5,800	Abbott Laboratories	310,590
1,700	Aetna, Inc.	84,320
2,000	AmerisourceBergen Corp.	83,440
3,700	Amgen, Inc. *	168,424
200	Baxter International, Inc.	11,804
1,400	Biogen Idec, Inc. *	81,704
800	Bristol-Myers Squibb Co.	18,088
2,100	Cardinal Health, Inc.	124,194
200	Cerner Corp. *	8,690
1,200	Cigna Corp.	53,496
200	Covance, Inc. *	16,882
3,000	Coventry Health Care, Inc. *	155,610
4,900	Eli Lilly & Co.	245,098
6,800	Express Scripts, Inc. *	401,880
3,800	Forest Laboratories, Inc. *	151,126
1,300	Gilead Sciences, Inc. *	61,516
300	Intuitive Surgical, Inc. *	84,576
200	Invitrogen Corp. *	16,898
22,920	Johnson & Johnson	1,420,123
1,000	King Pharmaceuticals, Inc. *	10,600
3,200	McKesson Corp.	188,032
4,400	Medco Health Solutions, Inc. *	194,964
5,500	Medtronic, Inc.	271,480
27,200	Merck & Co., Inc.	1,204,960
1,800	Patterson Cos., Inc. *	63,360
76,390	Pfizer, Inc.	1,701,969
1,000	Quest Diagnostics, Inc.	47,670

See accompanying notes to the financial statements.

6

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Health Care — continued
5,100	Schering-Plough Corp.	110,670
900	St. Jude Medical, Inc. *	38,682
4,400	Stryker Corp.	286,484
29,824	UnitedHealth Group, Inc.	1,386,220
100	Waters Corp. *	5,961
4,600	WellPoint, Inc. *	322,368
5,000	Wyeth	218,100
8,000	Zimmer Holdings, Inc. *	602,320
	Total Health Care	10,152,299
	Industrials — 6.8%
7,800	3M Co.	611,520
2,100	Caterpillar, Inc.	151,893
100	CH Robinson Worldwide, Inc.	5,077
300	CSX Corp.	14,556
2,700	Danaher Corp.	200,205
3,000	Deere & Co.	255,630
200	Eaton Corp.	16,126
500	Emerson Electric Co.	25,480
300	Fastenal Co.	12,198
300	FedEx Corp.	26,439
200	Flowserve Corp.	21,780
800	Fluor Corp.	111,400
200	General Dynamics Corp.	16,370
900	Goodrich Corp.	53,307
100	Harsco Corp.	5,649
4,000	Honeywell International, Inc.	230,160
200	Illinois Tool Works, Inc.	9,814
1,100	Ingersoll-Rand	46,046
600	ITT Industries, Inc.	33,744
1,200	Jacobs Engineering Group, Inc. *	96,348
1,200	L-3 Communications Holdings, Inc.	127,548
200	Manpower, Inc.	11,340
700	Masco Corp.	13,083

See accompanying notes to the financial statements.

7

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Industrials — continued
800	McDermott International, Inc. *	41,776
4,050	Paccar, Inc.	175,689
400	Pall Corp.	15,748
1,200	Parker-Hannifin Corp.	77,556
1,100	Precision Castparts Corp.	121,429
300	Rockwell Collins, Inc.	17,670
200	RR Donnelley & Sons Co.	6,366
200	SPX Corp.	20,460
100	Stericycle, Inc. *	5,389
1,100	Textron, Inc.	59,587
500	Trane, Inc.	22,525
600	Tyco International Ltd.	24,036
300	Union Pacific Corp.	37,428
1,500	United Parcel Service, Inc.-Class B	105,360
3,500	United Technologies Corp.	246,785
100	W.W. Grainger, Inc.	7,366
	Total Industrials	3,080,883
	Information Technology — 16.5%
500	Activision, Inc. *	13,625
200	Adobe Systems, Inc. *	6,730
1,500	Affiliated Computer Services, Inc.-Class A *	76,125
300	Analog Devices, Inc.	8,076
5,100	Apple, Inc. *	637,602
400	Arrow Electronics, Inc. *	13,044
200	Autodesk, Inc. *	6,218
900	Avnet, Inc. *	30,339
1,100	CA, Inc.	25,168
800	Cadence Design Systems, Inc. *	8,496
33,200	Cisco Systems, Inc. *	809,084
1,500	Citrix Systems, Inc. *	49,395
400	Cognizant Technologies Solutions Corp.-Class A *	12,084
2,900	Corning, Inc.	67,367
23,800	Dell, Inc. *	472,430

See accompanying notes to the financial statements.

8

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Information Technology — continued
100	DST Systems, Inc. *	7,026
15,000	eBay, Inc. *	395,400
21,900	EMC Corp. *	340,326
3,300	Fiserv, Inc. *	173,646
400	FLIR Systems, Inc. *	11,384
1,000	Google, Inc.-Class A *	471,180
1,700	Hewlett-Packard Co.	81,209
12,300	Intel Corp.	245,385
6,100	International Business Machines Corp.	694,546
100	Intersil Corp.-Class A	2,327
500	Intuit, Inc. *	13,280
1,500	Juniper Networks, Inc. *	40,230
600	KLA-Tencor Corp.	25,206
600	Lexmark International, Inc. *	19,818
400	McAfee, Inc. *	13,308
44,500	Microsoft Corp.	1,211,290
100	National Semiconductor Corp.	1,647
100	NAVTEQ Corp. *	7,495
200	NCR Corp. *	4,432
23,800	Oracle Corp. *	447,440
21,300	Qualcomm, Inc.	902,481
700	Texas Instruments, Inc.	20,972
700	Total System Services, Inc.	15,561
1,000	VeriSign, Inc. *	34,800
1,000	Western Digital Corp. *	30,870
800	Xilinx, Inc.	17,888
	Total Information Technology	7,464,930
	Materials — 2.3%
600	Air Products & Chemicals, Inc.	54,798
2,400	Alcoa, Inc.	89,136
1,000	Celanese Corp.-Class A	38,900
200	Crown Holdings, Inc. *	4,982
600	Dow Chemical Co. (The)	22,614

See accompanying notes to the financial statements.

9

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Materials — continued
800	Freeport-McMoRan Copper & Gold, Inc.	80,688
200	Lubrizol Corp.	11,660
200	Martin Marietta Materials, Inc.	21,520
4,300	Monsanto Co.	497,424
1,600	Owens-IIlinois, Inc. *	90,320
1,000	Praxair, Inc.	80,280
400	Temple-Inland, Inc.	5,492
200	Vulcan Materials Co.	14,020
700	Weyerhaeuser Co.	42,840
	Total Materials	1,054,674
	Telecommunication Services — 2.2%
8,039	AT&T, Inc.	279,998
19,684	Verizon Communications, Inc.	714,923
	Total Telecommunication Services	994,921
	Utilities — 1.0%
400	American Electric Power Co., Inc.	16,368
300	Centerpoint Energy, Inc.	4,404
600	Constellation Energy Group, Inc.	53,010
2,900	Duke Energy Corp.	50,866
300	Dynegy, Inc.-Class A *	2,220
700	Edison International	34,580
300	Entergy Corp.	30,822
100	Equitable Resources, Inc.	6,162
500	FPL Group, Inc.	30,145
600	Mirant Corp. *	22,200
900	NRG Energy, Inc. *	37,143
400	PPL Corp.	18,152
1,800	Public Service Enterprise Group, Inc.	79,380
2,000	Reliant Energy, Inc. *	45,600
	Total Utilities	431,052
	TOTAL COMMON STOCKS (COST $47,155,206)	43,577,589

See accompanying notes to the financial statements.

10

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.5%
665,435	Citigroup Global Markets Repurchase Agreement, dated 02/29/2008, due 03/03/2008, with a maturity value of $665,477 and an effective yield of 0.75%, collateralized by a U.S. Treasury Bond with a rate of 11.25%, maturity date of 02/15/15 and a market value, including accrued interest, of $681,707.	665,435
900,000	U.S. Treasury Bill, 1.79%, due 07/24/08 (a)	893,636
	TOTAL SHORT-TERM INVESTMENTS (COST $1,557,206)	1,559,071
	TOTAL INVESTMENTS — 99.9% (Cost $48,712,412)	45,136,660
	Other Assets and Liabilities (net) — 0.1%	60,173
	TOTAL NET ASSETS — 100.0%	$45,196,833

See accompanying notes to the financial statements.

11

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
14	S&P 500 E-Mini	March 2008	$931,910	$(77,166)

As of February 29, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

12

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value (cost $48,712,412) (Note 2)	$45,136,660
Dividends and interest receivable	97,164
Receivable for collateral on open futures contracts (Note 2)	50,400
Receivable for expenses reimbursed by Manager (Note 3)	22,968
Total assets	45,307,192
Liabilities:
Payable to affiliate for (Note 3):
Management fee	11,986
Shareholder service fee	5,447
Trustees and Chief Compliance Officer of GMO Trust fees	58
Payable for variation margin on open futures contracts (Note 2)	24,150
Accrued expenses	68,718
Total liabilities	110,359
Net assets	$45,196,833
Net assets consist of:
Paid-in capital	$52,560,460
Accumulated undistributed net investment income	66,409
Accumulated net realized loss	(3,777,118)
Net unrealized depreciation	(3,652,918)
$45,196,833
Net assets attributable to:
Class III shares	$45,196,833
Shares outstanding:
Class III	4,505,462
Net asset value per share:
Class III	$10.03

See accompanying notes to the financial statements.

13

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends	$3,261,564
Interest	204,990
Securities lending income	10,870
Total investment income	3,477,424
Expenses:
Management fee (Note 3)	569,374
Shareholder service fee – Class III (Note 3)	191,691
Shareholder service fee – Class IV (Note 3)	46,558
Custodian, fund accounting agent and transfer agent fees	75,040
Audit and tax fees	47,271
Legal fees	5,573
Trustees fees and related expenses (Note 3)	1,845
Registration fees	674
Miscellaneous	1,613
Total expenses	939,639
Fees and expenses reimbursed by Manager (Note 3)	(129,843)
Expense reductions (Note 2)	(91)
Net expenses	809,705
Net investment income (loss)	2,667,719
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	26,798,875
Closed futures contracts	(129,908)
Net realized gain (loss)	26,668,967
Change in net unrealized appreciation (depreciation) on:
Investments	(21,996,291)
Open futures contracts	33,429
Net unrealized gain (loss)	(21,962,862)
Net realized and unrealized gain (loss)	4,706,105
Net increase (decrease) in net assets resulting from operations	$7,373,824

See accompanying notes to the financial statements.

14

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,667,719	$5,036,433
Net realized gain (loss)	26,668,967	22,105,528
Change in net unrealized appreciation (depreciation)	(21,962,862)	(8,455,438)
Net increase (decrease) in net assets from operations	7,373,824	18,686,523
Distributions to shareholders from:
Net investment income
Class III	(2,382,432)	(3,755,673)
Class IV	(1,169,636)	(2,760,919)
Total distributions from net investment income	(3,552,068)	(6,516,592)
Net realized gains
Class III	(15,985,212)	(912,017)
Class IV	(5,014,664)	(637,651)
Total distributions from net realized gains	(20,999,876)	(1,549,668)
	(24,551,944)	(8,066,260)
Net share transactions (Note 7):
Class III	(122,744,412)	(41,436,981)
Class IV	(141,183,947)	(16,601,430)
Increase (decrease) in net assets resulting from net share transactions	(263,928,359)	(58,038,411)
Total increase (decrease) in net assets	(281,106,479)	(47,418,148)
Net assets:
Beginning of period	326,303,312	373,721,460
End of period (including accumulated undistributed net investment income of $66,409 and $950,757, respectively)	$45,196,833	$326,303,312

See accompanying notes to the financial statements.

15

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$12.88		$12.45	$12.24	$11.76	$8.69
Income (loss) from investment operations:
Net investment income (loss)†	0.19		0.18	0.20	0.17	0.13
Net realized and unrealized gain (loss)	(0.96	)(a)	0.54	0.44	0.54	3.07
Total from investment operations	(0.77)		0.72	0.64	0.71	3.20
Less distributions to shareholders:
From net investment income	(0.22)		(0.23)	(0.15)	(0.18)	(0.13)
From net realized gains	(1.86)		(0.06)	(0.28)	(0.05)	—
Total distributions	(2.08)		(0.29)	(0.43)	(0.23)	(0.13)
Net asset value, end of period	$10.03		$12.88	$12.45	$12.24	$11.76
Total Return(b)	(7.30)%		5.87%	5.40%	6.16%	37.06%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$45,197		$188,133	$224,097	$221,661	$188,370
Net expenses to average daily net assets	0.48	%(c)	0.48%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.52%		1.46%	1.68%	1.43%	1.26%
Portfolio turnover rate	74%		73%	63%	68%	63%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.08%		0.06%	0.04%	0.04%	0.04%

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

16

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Period from March 1, 2007 through		Year Ended February 28/29,
	June 21, 2007		2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.89		$12.46	$12.25	$11.76	$8.69	$11.23
Income (loss) from investment operations:
Net investment income (loss)†	0.07		0.19	0.21	0.16	0.13	0.13
Net realized and unrealized gain (loss)	0.79		0.54	0.44	0.56	3.07	(2.55)
Total from investment operations	0.86		0.73	0.65	0.72	3.20	(2.42)
Less distributions to shareholders:
From net investment income	(0.11)		(0.24)	(0.16)	(0.18)	(0.13)	(0.12)
From net realized gains	(0.47)		(0.06)	(0.28)	(0.05)	—	—
Total distributions	(0.58)		(0.30)	(0.44)	(0.23)	(0.13)	(0.12)
Net asset value, end of period	$13.17	(b)	$12.89	$12.46	$12.25	$11.76	$8.69
Total Return(a)	6.65	%**	5.91%	5.44%	6.25%	37.12%	(21.65)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$147,368	(b)	$138,170	$149,624	$141,900	$394,454	$308,001
Net expenses to average daily net assets	0.44	%*	0.44%	0.44%	0.44%	0.44%	0.44%
Net investment income to average daily net assets	1.65	%*	1.49%	1.72%	1.37%	1.31%	1.35%
Portfolio turnover rate	34	%††**	73%	63%	68%	63%	62%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05	%*	0.06%	0.04%	0.04%	0.04%	0.04%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  Represents the ending net asset value per share and net assets upon the liquidation of the class.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the period from March 1, 2007 through August 31, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

17

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Tobacco-Free Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the S&P 500 Index. The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, and companies with similar market capitalizations, other than tobacco-producing companies.

As of February 29, 2008, the Fund had one class of shares outstanding: Class III. Class IV shares were liquidated on June 21, 2007.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

18

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments

19

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all

20

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions, derivative contract transactions, redemption in-kind transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$1	$(14,701,225)	$14,701,224

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$8,717,495	$6,516,592
Long-term capital gains	15,834,449	1,549,668
Total distributions	$24,551,944	$8,066,260

21

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income  $66,409

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October capital losses of $1,736,434.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$50,830,262	$968,822	$(6,662,424)	$(5,693,602)

For the year ended February 29, 2008, the Fund had net realized gains attributed to redemption in-kind transactions of $15,578,803.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

22

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.105% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO")

23

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

(excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.33% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $1,509 and $323, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $119,396,819 and $394,383,231, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 73.72% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, there were no shares held by related parties, and 5.89% of the Fund's shares were held by accounts for which the Manager has investment discretion.

24

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	443,012	$4,612,176	531,589	$6,422,165
Shares issued to shareholders in reinvestment of distributions	1,466,326	17,114,056	341,736	4,275,315
Shares repurchased	(12,009,243)	(144,470,644)	(4,269,224)	(52,134,461)
Net increase (decrease)	(10,099,905)	$(122,744,412)	(3,395,899)	$(41,436,981)
	Period Ended June 21, 2007*		Year Ended February 28, 2007
Class IV:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	469,828	6,184,300	271,906	3,398,570
Shares repurchased	(11,190,045)	(147,368,247)	(1,563,722)	(20,000,000)
Net increase (decrease)	(10,720,217)	$(141,183,947)	(1,291,816)	$(16,601,430)

*  Effective June 21, 2007, all shareholders redeemed or exchanged out of Class IV.

8.  Subsequent Event

Subsequent to February 29, 2008, the Fund received redemption requests in the amount of $14,243,830.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tobacco-Free Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tobacco-Free Core Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

26

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$901.50	$2.27
2) Hypothetical	0.48%	$1,000.00	$1,022.48	$2.41

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

27

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $15,834,449 from long-term capital gains.

For taxable, non-corporate shareholders, 48.89% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 48.92% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $164,688 and $5,166,132, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

28

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 0.11% of distributions to shareholders declared from net realized gains during the Fund's fiscal year were reclassified to distributions from net investment income and are reflected as such in the Statement of Changes in Net Assets.

29

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

30

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

31

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

32

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

33

GMO U.S. Growth Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Growth Fund returned -5.5% for the fiscal year ended February 29, 2008, as compared to +0.4% for the Russell 1000 Growth Index. The Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted from returns relative to the Russell 1000 Growth Index. Selections in the Telecommunication Services sector added to relative returns while selections in Consumer Discretionary, Financials, and Energy detracted. In terms of individual stocks, overweight positions in Exxon Mobil, Chevron, and McDonald's were among the positions adding to relative returns. Overweight positions in Home Depot and Kohl's and an underweight in Google were among the positions detracting from relative returns.

Sector selection detracted from returns relative to the Russell 1000 Growth Index. Sector weightings positively impacting relative performance included an overweight position in Energy and underweight positions in Financials and Utilities. Sector weightings negatively impacting relative performance included an overweight in Consumer Discretionary and underweight positions in Industrials and Information Technology.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class M shares will vary due to different fees.

†   The Fund is the successor to the GMO Growth Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Growth Fund.

GMO U.S. Growth Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.4%
Short-Term Investments	3.5
Futures	(0.1)
Other	0.2
100.0%
Industry Sector Summary	% of Equity Investments
Information Technology	22.3%
Health Care	19.3
Consumer Staples	16.9
Energy	14.7
Consumer Discretionary	10.5
Industrials	9.0
Materials	3.2
Financials	2.3
Telecommunication Services	1.0
Utilities	0.8
100.0%

1

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 96.4%
	Consumer Discretionary — 10.1%
4,000	Abercrombie & Fitch Co.-Class A	310,120
6,300	Advance Auto Parts, Inc.	211,302
28,000	Amazon.com, Inc. *	1,805,160
8,100	American Eagle Outfitters, Inc.	173,097
13,900	Apollo Group, Inc.-Class A *	853,182
9,400	AutoNation, Inc. *	136,958
2,200	AutoZone, Inc. *	253,176
10,900	Bed Bath & Beyond, Inc. *	308,906
5,900	Best Buy Co., Inc.	253,759
3,100	Big Lots, Inc. *	52,235
400	BorgWarner, Inc.	17,244
7,800	Career Education Corp. *	115,830
2,400	CarMax, Inc. *	44,064
14,300	Coach, Inc. *	433,576
2,750	Comcast Corp.-Class A *	53,735
3,800	D.R. Horton, Inc.	53,314
900	DeVry, Inc.	39,546
2,200	Direct TV Group (The) *	55,110
13,000	Discovery Holding Co.-Class A *	293,410
6,800	Dollar Tree Stores, Inc. *	182,444
10,100	Expedia, Inc. *	231,593
2,600	Family Dollar Stores, Inc.	49,790
6,300	GameStop Corp.-Class A *	266,868
1,300	Gannett Co., Inc.	39,195
500	Garmin Ltd.	29,355
1,100	Genuine Parts Co.	45,375
9,500	Goodyear Tire & Rubber Co. (The) *	257,450
10,700	Harley-Davidson, Inc.	397,612
4,200	Hasbro, Inc.	108,234
97,500	Home Depot, Inc.	2,588,625
1,900	IAC/InterActive Corp. *	37,810
6,600	Interpublic Group of Cos., Inc. *	56,892

See accompanying notes to the financial statements.

2

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Consumer Discretionary — continued
5,300	ITT Educational Services, Inc. *	292,666
1,900	Jack in the Box, Inc. *	49,913
19,900	Johnson Controls, Inc.	653,914
13,600	Kohl's Corp. *	604,384
5,100	Liberty Global, Inc.-Class A *	191,760
700	Liberty Media Holding Corp. Capital-Class A *	81,277
2,500	Liz Claiborne, Inc.	44,450
88,968	Lowe's Cos., Inc.	2,132,563
1,500	Marriott International, Inc.-Class A	51,150
4,700	Mattel Co.	90,804
10,700	McDonald's Corp.	578,977
5,400	McGraw-Hill Cos., Inc.	221,022
5,601	MGM Mirage *	344,966
2,100	Mohawk Industries, Inc. *	149,961
9,600	Nike, Inc.-Class B	577,920
2,000	Nordstrom, Inc.	74,060
4,200	Omnicom Group, Inc.	187,614
6,600	O'Reilly Automotive, Inc. *	177,936
2,800	Polo Ralph Lauren Corp.	174,132
900	Priceline.com, Inc. *	102,618
9,700	RadioShack Corp.	169,265
900	Sherwin-Williams Co. (The)	46,602
23,200	Staples, Inc.	516,200
10,000	Starbucks Corp. *	179,700
34,300	Target Corp.	1,804,523
1,900	Tempur-Pedic International, Inc.	33,098
4,700	Thor Industries, Inc.	143,256
6,700	Tiffany & Co.	252,188
3,000	Time Warner, Inc.	46,830
5,260	TJX Cos., Inc.	168,320
700	VF Corp.	53,228
400	Wynn Resorts Ltd.	40,280
1,300	Yum! Brands, Inc.	44,785
	Total Consumer Discretionary	20,035,329

See accompanying notes to the financial statements.

3

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Consumer Staples — 16.3%
63,084	Altria Group, Inc.	4,613,964
21,300	Anheuser-Busch Cos., Inc.	1,003,017
5,900	Avon Products, Inc.	224,554
800	Church & Dwight Co., Inc.	42,768
94,500	Coca-Cola Co. (The)	5,524,470
14,000	Colgate-Palmolive Co.	1,065,260
3,100	Costco Wholesale Corp.	191,952
13,600	CVS Caremark Corp.	549,168
4,300	Energizer Holdings, Inc. *	399,169
4,100	General Mills, Inc.	229,559
1,400	HJ Heinz Co.	61,754
1,500	Kellogg Co.	76,080
13,900	Kimberly-Clark Corp.	906,002
10,744	Kraft Foods, Inc.	334,890
8,600	Kroger Co.	208,550
52,300	PepsiCo, Inc.	3,637,988
64,800	Procter & Gamble Co. (The)	4,288,464
1,500	Safeway, Inc.	43,110
10,000	Sara Lee Corp.	126,300
1,400	Supervalu, Inc.	36,750
6,700	Sysco Corp.	188,002
900	UST, Inc.	48,861
42,900	Walgreen Co.	1,566,279
137,000	Wal-Mart Stores, Inc.	6,793,830
2,100	WM Wrigley Jr. Co.	125,706
	Total Consumer Staples	32,286,447
	Energy — 14.1%
2,600	Anadarko Petroleum Corp.	165,724
4,300	Apache Corp.	493,253
700	Baker Hughes, Inc.	47,103
12,000	Cameron International Corp. *	509,760
38,200	Chevron Corp.	3,310,412
16,129	ConocoPhillips	1,334,030

See accompanying notes to the financial statements.

4

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Energy — continued
2,100	Denbury Resources, Inc. *	66,969
200	Devon Energy Corp.	20,544
4,400	Diamond Offshore Drilling, Inc.	531,652
3,000	Dresser-Rand Group, Inc. *	102,210
112,900	Exxon Mobil Corp.	9,823,429
3,800	FMC Technologies, Inc. *	215,308
3,100	Halliburton Co.	118,730
900	Hess Corp.	83,862
300	Murphy Oil Corp.	24,114
6,400	Noble Corp.	314,560
16,400	Occidental Petroleum Corp.	1,268,868
54,700	Schlumberger Ltd.	4,728,815
10,200	Smith International, Inc.	642,906
5,000	Sunoco, Inc.	305,400
2,900	Tidewater, Inc.	162,835
15,103	Transocean, Inc. *	2,122,123
20,300	Valero Energy Corp.	1,172,731
6,300	Weatherford International Ltd. *	434,196
1,600	XTO Energy, Inc.	98,736
	Total Energy	28,098,270
	Financials — 2.2%
10,100	Aflac, Inc.	630,341
1,000	Allstate Corp. (The)	47,730
1,900	AMBAC Financial Group, Inc.	21,166
11,000	American International Group, Inc.	515,460
400	Bank of America Corp.	15,896
7,900	Brown & Brown, Inc.	140,857
2,100	Charles Schwab Corp. (The)	41,181
26,800	Citigroup, Inc.	635,428
6,500	Eaton Vance Corp.	207,025
3,200	First Marblehead Corp. (The)	38,496
2,500	Franklin Resources, Inc.	235,925
2,000	General Growth Properties, Inc. REIT	70,620

See accompanying notes to the financial statements.

5

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Financials — continued
2,100	Goldman Sachs Group, Inc.	356,223
600	Hartford Financial Services Group, Inc.	41,940
1,500	Janus Capital Group, Inc.	36,330
100	Markel Corp. *	46,475
2,600	MBIA, Inc.	33,722
1,500	Merrill Lynch & Co., Inc.	74,340
4,300	Moody's Corp.	163,314
1,500	Morgan Stanley	63,180
2,300	Philadelphia Consolidated Holding Corp. *	78,016
3,200	Prudential Financial, Inc.	233,504
1,100	Reinsurance Group of America, Inc.	60,181
6,700	SEI Investment Co.	167,567
900	SLM Corp.	17,649
2,500	T. Rowe Price Group, Inc.	126,325
7,200	Travelers Cos. (The), Inc.	334,152
	Total Financials	4,433,043
	Health Care — 18.6%
40,500	Abbott Laboratories	2,168,775
9,900	Aetna, Inc.	491,040
1,700	Allergan, Inc.	100,691
7,600	Amgen, Inc. *	345,952
10,000	Baxter International, Inc.	590,200
1,900	Becton Dickinson & Co.	171,798
5,200	Biogen Idec, Inc. *	303,472
19,300	Bristol-Myers Squibb Co.	436,373
10,500	Cardinal Health, Inc.	620,970
7,600	Cigna Corp.	338,808
1,100	Covance, Inc. *	92,851
7,600	Coventry Health Care, Inc. *	394,212
500	DENTSPLY International, Inc.	19,520
18,700	Eli Lilly & Co.	935,374
30,600	Express Scripts, Inc. *	1,808,460
15,900	Forest Laboratories, Inc. *	632,343

See accompanying notes to the financial statements.

6

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Health Care — continued
2,600	Genentech, Inc. *	196,950
300	Gen-Probe, Inc. *	14,343
13,400	Gilead Sciences, Inc. *	634,088
2,900	Idexx Laboratories, Inc. *	160,863
2,700	Immucor, Inc. *	80,460
2,500	Intuitive Surgical, Inc. *	704,800
400	Invitrogen Corp. *	33,796
62,064	Johnson & Johnson	3,845,485
4,500	Kinetic Concepts, Inc. *	231,255
2,000	Lincare Holdings, Inc. *	65,000
5,100	McKesson Corp.	299,676
30,800	Medco Health Solutions, Inc. *	1,364,748
35,700	Medtronic, Inc.	1,762,152
76,300	Merck & Co., Inc.	3,380,090
5,700	Patterson Cos., Inc. *	200,640
137,776	Pfizer, Inc.	3,069,649
1,100	Pharmaceutical Product Development, Inc.	49,577
5,500	Quest Diagnostics, Inc.	262,185
3,100	Respironics, Inc. *	203,608
27,700	Schering-Plough Corp.	601,090
7,000	St. Jude Medical, Inc. *	300,860
20,800	Stryker Corp.	1,354,288
1,300	Techne Corp. *	88,907
108,200	UnitedHealth Group, Inc.	5,029,136
2,800	Waters Corp. *	166,908
1,500	WellCare Health Plans, Inc. *	71,610
10,600	WellPoint, Inc. *	742,848
12,400	Wyeth	540,888
26,500	Zimmer Holdings, Inc. *	1,995,185
	Total Health Care	36,901,924
	Industrials — 8.7%
28,600	3M Co.	2,242,241
500	Alliant Techsystems, Inc. *	52,470

See accompanying notes to the financial statements.

7

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Industrials — continued
14,100	Caterpillar, Inc.	1,019,853
2,600	CH Robinson Worldwide, Inc.	132,002
500	Copart, Inc. *	20,830
8,500	Cummins, Inc.	428,230
8,100	Danaher Corp.	600,615
18,300	Deere & Co.	1,559,343
10,700	Emerson Electric Co.	545,272
500	Fastenal Co.	20,330
3,200	FedEx Corp.	282,016
2,000	Flowserve Corp.	217,800
5,900	Fluor Corp.	821,575
3,000	General Dynamics Corp.	245,550
7,600	Goodrich Corp.	450,148
700	Harsco Corp.	39,543
24,800	Honeywell International, Inc.	1,426,992
2,200	Illinois Tool Works, Inc.	107,954
5,700	ITT Industries, Inc.	320,568
8,000	Jacobs Engineering Group, Inc. *	642,320
1,700	L-3 Communications Holdings, Inc.	180,693
500	Lockheed Martin Corp.	51,600
2,300	Masco Corp.	42,987
400	McDermott International, Inc. *	20,888
600	Northrop Grumman Corp.	47,166
15,275	Paccar, Inc.	662,629
6,900	Pall Corp.	271,653
2,200	Parker-Hannifin Corp.	142,186
1,300	Pitney Bowes, Inc.	46,514
6,400	Precision Castparts Corp.	706,496
9,900	Quanta Services, Inc. *	236,412
2,400	Rockwell Collins, Inc.	141,360
1,300	RR Donnelley & Sons Co.	41,379
800	Stericycle, Inc. *	43,112
3,900	TeleTech Holdings, Inc. *	88,023
4,700	Textron, Inc.	254,599

See accompanying notes to the financial statements.

8

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Industrials — continued
5,500	Trane, Inc.	247,775
1,200	Tyco International Ltd.	48,072
500	Union Pacific Corp.	62,380
16,400	United Parcel Service, Inc.-Class B	1,151,936
21,700	United Technologies Corp.	1,530,067
2,100	W.W. Grainger, Inc.	154,686
	Total Industrials	17,348,265
	Information Technology — 21.5%
5,000	Accenture Ltd.	176,250
3,000	Activision, Inc. *	81,750
7,300	Adobe Systems, Inc. *	245,645
700	Affiliated Computer Services, Inc.-Class A *	35,525
38,600	Apple, Inc. *	4,825,772
2,500	Arrow Electronics, Inc. *	81,525
4,700	Autodesk, Inc. *	146,123
6,200	Automatic Data Processing, Inc.	247,690
7,800	Avnet, Inc. *	262,938
1,800	BMC Software, Inc. *	58,104
4,200	CA, Inc.	96,096
190,800	Cisco Systems, Inc. *	4,649,796
4,300	Citrix Systems, Inc. *	141,599
6,000	Cognizant Technologies Solutions Corp.-Class A *	181,260
500	CommScope, Inc. *	20,940
12,700	Compuware Corp. *	101,092
14,500	Corning, Inc.	336,835
600	Cypress Semiconductor Corp. *	13,044
109,400	Dell, Inc. *	2,171,590
69,700	eBay, Inc. *	1,837,292
132,300	EMC Corp. *	2,055,942
2,400	Factset Research Systems, Inc.	126,336
9,100	Fiserv, Inc. *	478,842
8,300	FLIR Systems, Inc. *	236,218
6,700	Google, Inc.-Class A *	3,156,906

See accompanying notes to the financial statements.

9

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Information Technology — continued
19,800	Hewlett-Packard Co.	945,846
4,300	Ingram Micro, Inc.-Class A *	65,661
42,608	Intel Corp.	850,030
35,900	International Business Machines Corp.	4,087,574
8,000	Intersil Corp.-Class A	186,160
5,400	Intuit, Inc. *	143,424
12,100	Juniper Networks, Inc. *	324,522
4,000	KLA-Tencor Corp.	168,040
3,900	Lexmark International, Inc. *	128,817
100	Mastercard, Inc.-Class A	19,000
5,700	McAfee, Inc. *	189,639
2,000	Mettler-Toledo International, Inc. *	195,400
228,100	Microsoft Corp.	6,208,882
4,700	National Semiconductor Corp.	77,409
2,100	NAVTEQ Corp. *	157,395
5,700	NCR Corp. *	126,312
127,900	Oracle Corp. *	2,404,520
85,600	Qualcomm, Inc.	3,626,872
3,200	Synopsys, Inc. *	74,272
1,400	Texas Instruments, Inc.	41,944
8,800	Total System Services, Inc.	195,624
7,900	VeriSign, Inc. *	274,920
5,800	Western Digital Corp. *	179,046
7,800	Xilinx, Inc.	174,408
	Total Information Technology	42,610,827
	Materials — 3.1%
2,200	Air Products & Chemicals, Inc.	200,926
2,100	Albemarle Corp.	79,674
5,200	Alcoa, Inc.	193,128
9,900	Celanese Corp.-Class A	385,110
200	Cleveland-Cliffs, Inc.	23,892
4,000	Crown Holdings, Inc. *	99,640
2,600	Hercules, Inc.	47,632

See accompanying notes to the financial statements.

10

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Materials — continued
1,000	International Flavors & Fragrances, Inc.	43,130
2,300	Martin Marietta Materials, Inc.	247,480
30,300	Monsanto Co.	3,505,104
5,200	Nalco Holding Co.	112,320
9,500	Owens-IIlinois, Inc. *	536,275
4,600	Praxair, Inc.	369,288
500	Southern Copper Corp.	57,055
2,600	Vulcan Materials Co.	182,260
	Total Materials	6,082,914
	Telecommunication Services — 1.0%
13,945	AT&T, Inc.	485,704
800	Telephone & Data Systems, Inc.	37,520
39,000	Verizon Communications, Inc.	1,416,480
	Total Telecommunication Services	1,939,704
	Utilities — 0.8%
1,100	American Electric Power Co., Inc.	45,012
3,600	Centerpoint Energy, Inc.	52,848
3,100	Constellation Energy Group, Inc.	273,885
6,600	Dynegy, Inc.-Class A *	48,840
700	Entergy Corp.	71,918
1,200	FPL Group, Inc.	72,348
5,400	Mirant Corp. *	199,800
8,200	NRG Energy, Inc. *	338,414
2,200	PPL Corp.	99,836
6,000	Public Service Enterprise Group, Inc.	264,600
4,700	Reliant Energy, Inc. *	107,160
800	Sempra Energy	42,504
	Total Utilities	1,617,165
	TOTAL COMMON STOCKS (COST $205,725,408)	191,353,888

See accompanying notes to the financial statements.

11

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.5%
3,284,729	Citigroup Global Markets Repurchase Agreement, dated 02/29/2008, due 03/03/2008, with a maturity value of $3,284,934 and an effective yield of 0.75%, collateralized by a U.S. Treasury Bond with a rate of 8.13%, maturity date of 08/15/19 and a market value, including accrued interest, of $3,316,437.	3,284,729
3,670,000	U.S. Treasury Bill, 1.79%, due 07/24/08 (a)	3,644,049
	TOTAL SHORT-TERM INVESTMENTS (COST $6,922,060)	6,928,778
	TOTAL INVESTMENTS — 99.9% (Cost $212,647,468)	198,282,666
	Other Assets and Liabilities (net) — 0.1%	114,878
	TOTAL NET ASSETS — 100.0%	$198,397,544

See accompanying notes to the financial statements.

12

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
66	S&P 500 E-Mini	March 2008	$4,393,290	$(132,821)

As of February 29, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

13

GMO U.S. Growth Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value (cost $212,647,468) (Note 2)	$198,282,666
Receivable for Fund shares sold	5,033
Dividends and interest receivable	317,957
Receivable for collateral on open futures contracts (Note 2)	237,600
Receivable for expenses reimbursed by Manager (Note 3)	15,312
Total assets	198,858,568
Liabilities:
Payable for Fund shares repurchased	151,198
Payable to affiliate for (Note 3):
Management fee	49,153
Shareholder service fee – Class III	15,432
Administration fee – Class M	11,135
Trustees and Chief Compliance Officer of GMO Trust fees	225
Payable for 12b-1 fee – Class M	29,795
Payable for variation margin on open futures contracts (Note 2)	113,850
Accrued expenses	90,236
Total liabilities	461,024
Net assets	$198,397,544
Net assets consist of:
Paid-in capital	$217,217,568
Accumulated undistributed net investment income	244,055
Distributions in excess of net realized gain	(4,566,456)
Net unrealized depreciation	(14,497,623)
$198,397,544
Net assets attributable to:
Class III shares	$129,665,986
Class M shares	$68,731,558
Shares outstanding:
Class III	8,197,221
Class M	4,360,434
Net asset value per share:
Class III	$15.82
Class M	$15.76

See accompanying notes to the financial statements.

14

GMO U.S. Growth Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends	$3,458,646
Interest	337,117
Securities lending income	7,062
Total investment income	3,802,825
Expenses:
Management fee (Note 3)	839,865
Shareholder service fee – Class III (Note 3)	286,199
12b-1 fee – Class M (Note 3)	200,312
Administration fee – Class M (Note 3)	160,250
Custodian, fund accounting agent and transfer agent fees	114,606
Audit and tax fees	48,359
Legal fees	9,223
Trustees fees and related expenses (Note 3)	2,623
Registration fees	9,752
Miscellaneous	2,896
Total expenses	1,674,085
Fees and expenses reimbursed by Manager (Note 3)	(184,081)
Expense reductions (Note 2)	(228)
Net expenses	1,489,776
Net investment income (loss)	2,313,049
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	16,276,421
Closed futures contracts	(371,994)
Net realized gain (loss)	15,904,427
Change in net unrealized appreciation (depreciation) on:
Investments	(25,840,734)
Open futures contracts	(42,027)
Net unrealized gain (loss)	(25,882,761)
Net realized and unrealized gain (loss)	(9,978,334)
Net increase (decrease) in net assets resulting from operations	$(7,665,285)

See accompanying notes to the financial statements.

15

GMO U.S. Growth Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,313,049	$3,817,594
Net realized gain (loss)	15,904,427	35,381,461
Change in net unrealized appreciation (depreciation)	(25,882,761)	(29,476,407)
Net increase (decrease) in net assets from operations	(7,665,285)	9,722,648
Distributions to shareholders from:
Net investment income
Class III	(1,963,020)	(2,359,398)
Class M	(451,426)	(1,415,597)
Total distributions from net investment income	(2,414,446)	(3,774,995)
Net realized gains
Class III	(3,938,829)	(13,846,929)
Class M	(1,625,736)	(15,063,597)
Total distributions from net realized gains	(5,564,565)	(28,910,526)
	(7,979,011)	(32,685,521)
Net share transactions (Note 7):
Class III	(85,518,384)	(101,707,215)
Class M	(10,707,607)	(160,597,536)
Increase (decrease) in net assets resulting from net share transactions	(96,225,991)	(262,304,751)
Total increase (decrease) in net assets	(111,870,287)	(285,267,624)
Net assets:
Beginning of period	310,267,831	595,535,455
End of period (including accumulated undistributed net investment income of $244,055 and $358,671, respectively)	$198,397,544	$310,267,831

See accompanying notes to the financial statements.

16

GMO U.S. Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005		2004
Net asset value, beginning of period	$17.24		$18.17	$18.26	$19.03		$14.29
Income (loss) from investment operations:
Net investment income (loss)	0.17	†	0.15 †	0.15 †	0.16	†	0.10
Net realized and unrealized gain (loss)	(1.06)		0.07	0.86	(0.02	)(a)	5.14
Total from investment operations	(0.89)		0.22	1.01	0.14		5.24
Less distributions to shareholders:
From net investment income	(0.17)		(0.15)	(0.16)	(0.14)		(0.14)
From net realized gains	(0.36)		(1.00)	(0.94)	(0.77)		(0.36)
Total distributions	(0.53)		(1.15)	(1.10)	(0.91)		(0.50)
Net asset value, end of period	$15.82		$17.24	$18.17	$18.26		$19.03
Total Return(b)	(5.49)%		1.24%	5.64%	0.94%		36.93%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$129,666		$224,554	$342,203	$357,499		$437,200
Net expenses to average daily net assets	0.46	%(c)	0.46%	0.48%	0.48%		0.48%
Net investment income to average daily net assets	0.94%		0.85%	0.84%	0.89%		0.62%
Portfolio turnover rate	97%		111%	94%	136%		97%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%		0.05%	0.04%	0.04%		0.05%

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

17

GMO U.S. Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005		2004
Net asset value, beginning of period	$17.16		$18.10	$18.19	$18.97		$14.25
Income (loss) from investment operations:
Net investment income (loss)	0.11	†	0.10 †	0.10 †	0.11	†	0.09
Net realized and unrealized gain (loss)	(1.05)		0.06	0.85	(0.02	)(a)	5.09
Total from investment operations	(0.94)		0.16	0.95	0.09		5.18
Less distributions to shareholders:
From net investment income	(0.10)		(0.10)	(0.10)	(0.10)		(0.10)
From net realized gains	(0.36)		(1.00)	(0.94)	(0.77)		(0.36)
Total distributions	(0.46)		(1.10)	(1.04)	(0.87)		(0.46)
Net asset value, end of period	$15.76		$17.16	$18.10	$18.19		$18.97
Total Return(b)	(5.79)%		0.91%	5.33%	0.65%		36.58%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$68,732		$85,714	$253,332	$269,227		$199,865
Net expenses to average daily net assets	0.76	%(c)	0.76%	0.77%	0.78%		0.78%
Net investment income to average daily net assets	0.64%		0.56%	0.54%	0.61%		0.29%
Portfolio turnover rate	97%		111%	94%	136%		97%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%		0.05%	0.04%	0.04%		0.05%

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

18

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO U.S. Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming the Russell 1000 Growth Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, and companies with similar market capitalizations.

Throughout the year ended February 29, 2008, the Fund had two classes of shares outstanding: Class III and Class M. Class M shares bear an administration fee and a 12b-1 fee, while Class III shares bear a shareholder service fee (See Note 3). The principal economic difference between the classes of shares is the type and level of fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

19

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.

20

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving

21

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions, post-October capital losses and derivative contract transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Distributions In Excess Of Net Realized Gain	Paid-in Capital
$(13,219)	$13,219	$—

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$2,427,666	$7,693,260
Long-term capital gains	5,551,345	24,992,261
Total distributions	$7,979,011	$32,685,521

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

22

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$242,636

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October capital losses of $215,010.

As of February 29, 2008, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2011	$(2,843,668)
2/29/2012	(782,016)
Total	$(3,625,684)

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$213,504,631	$5,855,927	$(21,077,892)	$(15,221,965)

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund

23

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

24

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of the average daily Class M net assets for support services provided to Class M shareholders.

Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily Class M net assets, for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund. The Trustees currently limit payments on Class M shares to 0.25% of the Funds average daily Class M net assets. This fee may be spent on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.31% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $2,163 and $750, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $252,287,441 and $351,299,126, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

25

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

6.  Principal shareholders and related parties

As of February 29, 2008, 86.74% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, less than 0.01% of the Fund's shares were held by one related party comprised of a certain GMO employee account, and 0.02% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	302,944	$5,156,583	581,512	$10,177,303
Shares issued to shareholders in reinvestment of distributions	327,572	5,900,873	931,773	16,163,150
Shares repurchased	(5,457,694)	(96,575,840)	(7,324,024)	(128,047,668)
Net increase (decrease)	(4,827,178)	$(85,518,384)	(5,810,739)	$(101,707,215)
	Year Ended February 29, 2008		Year Ended February 28, 2007
Class M:	Shares	Amount	Shares	Amount
Shares sold	290,213	$5,119,051	4,457,973	$77,513,557
Shares issued to shareholders in reinvestment of distributions	115,575	2,077,162	949,423	16,479,194
Shares repurchased	(1,039,952)	(17,903,820)	(14,412,085)	(254,590,287)
Net increase (decrease)	(634,164)	$(10,707,607)	(9,004,689)	$(160,597,536)

26

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Growth Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

27

GMO U.S. Growth Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$909.20	$2.18
2) Hypothetical	0.46%	$1,000.00	$1,022.58	$2.31
Class M
1) Actual	0.76%	$1,000.00	$907.60	$3.60
2) Hypothetical	0.76%	$1,000.00	$1,021.08	$3.82

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

28

GMO U.S. Growth Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $5,551,345 from long-term capital gains.

For taxable, non-corporate shareholders, 99.91% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 99.91% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 29, 2008, $202,769 or if determined to be different, the qualified interest income of such year.

29

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

30

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

31

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

32

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

33

GMO Real Estate Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Real Estate Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Real Estate Fund returned -24.0% for the fiscal year ended February 29, 2008, as compared to -24.8% for the MSCI U.S. REIT Index. The Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection added to returns relative to the MSCI U.S. REIT Index. Selections in the Specialized and Retail GICS Sub-Industries added to relative returns while selections in the Diversified GICS Sub-Industry detracted. In terms of individual names, overweight positions in Public Storage and ProLogis and an underweight in General Growth Properties added to relative returns. An overweight position in Vornado Realty Trust, an underweight in Equity Residential and not owning Crescent Real Estate Equity detracted.

Sector selection detracted from returns relative to the MSCI U.S. REIT Index. GICS Sub-Industry sectors detracting from returns versus the benchmark included an overweight in Retail and an underweight in Residential while an overweight in Specialized added to relative returns.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Real Estate Fund Class III Shares and the MSCI U.S. REIT Index As of February 29, 2008

$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
-24.04%
16.33%
8.54%
$26,492,770
$22,687,070
$14,897,890
2/28/98
$10,000,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
GMO Real Estate Fund
MSCI U.S. REIT Index
S&P 500 Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Real Estate Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Real Estate Investments	96.1%
Short-Term Investments	4.1
Other	(0.2)
100.0%
Industry Sector Summary	% of REIT Investments
Shopping Centers	13.5%
Regional Malls	12.9
Apartments	11.1
Industrial	10.6
Health Care	10.2
Office Suburban	8.3
Diversified	7.6
Office Central Business District	7.4
Storage	6.9
Hotels	6.3
Triple Net	3.1
Manufactured Housing	1.7
Outlets	0.4
100.0%

1

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	REAL ESTATE INVESTMENTS — 96.1%
	REAL ESTATE INVESTMENT TRUSTS — 96.1%
	Apartments — 10.6%
5,900	American Campus Communities, Inc.	153,990
5,207	Apartment Investment & Management Co.-Class A	179,381
3,800	Avalonbay Communities, Inc.	351,234
3,300	BRE Properties, Inc.-Class A	142,098
4,000	Camden Property Trust	189,960
7,500	Education Realty Trust, Inc.	95,550
6,200	Equity Residential Properties Trust	236,716
1,600	Essex Property Trust, Inc.	168,064
2,900	Home Properties of NY, Inc.	133,458
2,000	Investors Real Estate Trust	18,740
2,300	Mid-America Apartment Communities, Inc.	111,527
4,300	Post Properties, Inc.	180,858
4,700	UDR, Inc.	105,045
	Total Apartments	2,066,621
	Diversified — 7.3%
3,200	Colonial Properties Trust	77,952
300	Cousins Properties, Inc.	7,278
8,500	Franklin Street Properties Corp.	107,270
1,000	Pennslyvania Real Estate Investment Trust	24,730
14,100	Vornado Realty Trust	1,178,196
1,000	Washington Real Estate Investment Trust	31,920
	Total Diversified	1,427,346
	Health Care — 9.8%
14,300	HCP, Inc.	417,274
7,100	Health Care, Inc.	292,236
2,000	LTC Properties, Inc.	48,280
5,000	Medical Properties Trust, Inc.	59,900
3,000	National Health Investors, Inc.	90,390

See accompanying notes to the financial statements.

2

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Health Care — continued
7,800	Nationwide Health Properties	236,574
5,900	Omega Healthcare Investors, Inc.	100,064
7,600	Senior Housing Properties Trust	161,652
800	Universal Health Realty Income Trust	26,936
11,500	Ventas, Inc.	480,930
	Total Health Care	1,914,236
	Hotels — 6.1%
7,200	DiamondRock Hospitality Co.	89,928
9,000	Hospitality Properties Trust	326,970
43,900	Host Marriott Corp.	710,741
1,100	Lasalle Hotel Properties	31,790
1,200	Sunstone Hotel Investors, Inc.	18,792
	Total Hotels	1,178,221
	Industrial — 10.2%
8,800	AMB Property Corp.	441,584
4,800	Digital Realty Trust, Inc.	172,320
600	Eastgroup Properties, Inc.	25,458
1,100	First Industrial Realty Trust, Inc.	33,418
24,438	ProLogis	1,316,719
	Total Industrial	1,989,499
	Manufactured Housing — 1.6%
4,800	Equity Lifestyle Properties, Inc.	219,264
4,600	Sun Communities, Inc.	93,748
	Total Manufactured Housing	313,012
	Office Central Business District — 7.1%
7,500	American Financial Realty Trust	57,975
5,300	BioMed Realty Trust, Inc.	116,176
9,600	Boston Properties, Inc.	827,232
3,700	Douglas Emmett, Inc.	78,403

See accompanying notes to the financial statements.

3

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Office Central Business District — continued
700	Maguire Properties, Inc.	15,904
3,223	SL Green Realty Corp.	294,905
	Total Office Central Business District	1,390,595
	Office Suburban — 8.0%
3,100	Alexandria Real Estate Equity, Inc.	284,580
2,889	Brandywine Realty Trust	48,362
800	Corporate Office Properties	24,512
15,300	Duke Realty Investments	350,676
4,800	Highwoods Properties, Inc.	141,504
26,600	HRPT Properties Trust	183,008
1,800	Kilroy Realty Corp.	85,374
8,100	Liberty Property Trust	240,651
4,400	Mack-Cali Realty Corp.	151,756
500	Parkway Properties, Inc.	17,875
400	PS Business Parks, Inc.	19,420
	Total Office Suburban	1,547,718
	Outlets — 0.4%
1,900	Tanger Factory Outlet Centers, Inc.	67,450
	Regional Malls — 12.4%
5,400	CBL & Associates Properties, Inc.	126,090
14,400	General Growth Properties	508,464
4,700	Macerich Co.	300,800
15,700	Simon Property Group, Inc.	1,315,660
3,300	Taubman Centers, Inc.	160,875
	Total Regional Malls	2,411,889
	Shopping Centers — 13.0%
300	Alexander's, Inc. *	90,735
10,900	Developers Diversified Realty Corp.	420,304
5,900	Equity One, Inc.	126,260
5,100	Federal Realty Investment Trust	365,568

See accompanying notes to the financial statements.

4

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Shopping Centers — continued
4,400	Inland Real Estate Corp.	61,336
22,758	Kimco Realty Corp.	768,538
6,300	Regency Centers Corp.	373,905
1,000	Saul Centers, Inc.	46,400
1,600	Urstadt Biddle Properties, Inc.	23,504
7,900	Weingarten Realty Investors	253,669
	Total Shopping Centers	2,530,219
	Storage — 6.6%
5,000	Extra Space Storage, Inc.	75,350
14,014	Public Storage, Inc.	1,140,179
2,000	Sovran Self Storage	77,100
	Total Storage	1,292,629
	Triple Net — 3.0%
2,400	Entertainment Properties Trust	112,488
3,000	Getty Realty Corp.	80,580
5,500	Lexington Corporate Properties Trust	79,585
5,800	National Retail Properties, Inc.	120,060
8,300	Realty Income Corp.	190,983
	Total Triple Net	583,696
	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $22,194,803)	18,713,131
	TOTAL REAL ESTATE INVESTMENTS (COST $22,194,803)	18,713,131

See accompanying notes to the financial statements.

5

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 4.1%
402,845	Citigroup Global Markets Repurchase Agreement, dated 02/29/08, due 03/03/08, with a maturity value of $402,870 and an effective yield of 0.75%, collateralized by a U.S. Treasury Bond with a rate of 11.25%, maturity date of 02/15/15 and a market value, including accrued interest, of $416,599.	402,845
400,000	U.S. Treasury Bill, 1.79%, due 07/24/08 (a)	397,171
	TOTAL SHORT-TERM INVESTMENTS (COST $799,542)	800,016
	TOTAL INVESTMENTS — 100.2% (Cost $22,994,345)	19,513,147
	Other Assets and Liabilities (net) — (0.2%)	(47,862)
	TOTAL NET ASSETS — 100.0%	$19,465,285

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

6

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value (cost $22,994,345) (Note 2)	$19,513,147
Dividends and interest receivable	16,812
Receivable for expenses reimbursed by Manager (Note 3)	4,234
Total assets	19,534,193
Liabilities:
Payable for Fund shares repurchased	10,000
Payable to affiliate for (Note 3):
Management fee	5,509
Shareholder service fee	2,504
Trustees and Chief Compliance Officer of GMO Trust fees	36
Accrued expenses	50,859
Total liabilities	68,908
Net assets	$19,465,285
Net assets consist of:
Paid-in capital	$22,558,084
Accumulated undistributed net investment income	319,064
Accumulated net realized gain	69,335
Net unrealized depreciation	(3,481,198)
$19,465,285
Net assets attributable to:
Class III shares	$19,465,285
Shares outstanding:
Class III	2,480,396
Net asset value per share:
Class III	$7.85

See accompanying notes to the financial statements.

7

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends	$1,179,711
Interest	38,242
Securities lending income	5,635
Total investment income	1,223,588
Expenses:
Management fee (Note 3)	94,838
Shareholder service fee – Class III (Note 3)	43,108
Custodian, fund accounting agent and transfer agent fees	12,951
Audit and tax fees	48,025
Legal fees	833
Trustees fees and related expenses (Note 3)	253
Registration fees	552
Miscellaneous	988
Total expenses	201,548
Fees and expenses reimbursed by Manager (Note 3)	(63,305)
Net expenses	138,243
Net investment income (loss)	1,085,345
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	2,263,639
Change in net unrealized appreciation (depreciation) on investments	(11,549,632)
Net realized and unrealized gain (loss)	(9,285,993)
Net increase (decrease) in net assets resulting from operations	$(8,200,648)

See accompanying notes to the financial statements.

8

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,085,345	$1,167,931
Net realized gain (loss)	2,263,639	4,112,753
Change in net unrealized appreciation (depreciation)	(11,549,632)	4,229,092
Net increase (decrease) in net assets from operations	(8,200,648)	9,509,776
Distributions to shareholders from:
Net investment income
Class III	(360,012)	(888,285)
Net realized gains
Class III	(5,263,497)	(7,162,158)
	(5,623,509)	(8,050,443)
Net share transactions (Note 7):
Class III	(4,360,814)	(5,200,133)
Total increase (decrease) in net assets	(18,184,971)	(3,740,800)
Net assets:
Beginning of period	37,650,256	41,391,056
End of period (including accumulated undistributed net investment income of $319,064 and $0, respectively)	$19,465,285	$37,650,256

See accompanying notes to the financial statements.

9

GMO Real Estate Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.87	$12.27	$14.54	$14.65	$10.49
Income (loss) from investment operations:
Net investment income (loss)†	0.40	0.38	0.61	0.59	0.58
Net realized and unrealized gain (loss)	(3.29)	2.72	3.24	1.55	4.01
Total from investment operations	(2.89)	3.10	3.85	2.14	4.59
Less distributions to shareholders:
From net investment income	(0.14)	(0.31)	(0.40)	(0.87)	(0.43)
From net realized gains	(1.99)	(2.19)	(5.72)	(1.38)	—
Total distributions	(2.13)	(2.50)	(6.12)	(2.25)	(0.43)
Net asset value, end of period	$7.85	$12.87	$12.27	$14.54	$14.65
Total Return(a)	(24.04)%	29.76%	28.89%	16.01%	44.56%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$19,465	$37,650	$41,391	$235,837	$191,458
Net expenses to average daily net assets	0.48%	0.48%	0.48%	0.48%	0.52%
Net investment income to average daily net assets	3.78%	3.24%	3.91%	4.13%	4.61%
Portfolio turnover rate	49%	43%	52%	134%	56%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.22%	0.28%	0.25%	0.25%	0.24%

†  Calculated using average shares outstanding throughout the period.

(a)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

See accompanying notes to the financial statements.

10

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Real Estate Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the MSCI U.S. REIT Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the MSCI U.S. REIT Index, and companies with similar characteristics.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or

11

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had no securities on loan.

12

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to adjustments related to real estate investment trust holdings, losses on wash sales transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(406,269)	$406,269	$—

13

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$725,652	$6,640,595
Long-term capital gains	4,897,857	1,409,848
Total distributions	$5,623,509	$8,050,443

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$339,820
Undistributed long-term capital gain	$291,656

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October capital losses of $98,433.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$23,138,989	$205,304	$(3,831,146)	$(3,625,842)

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions paid by real estate investment trusts ("REITs") in excess of their income are recorded as reductions of the cost of the related investments which increases/decreases the realized gains/losses as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the

14

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

There are certain additional risks involved in investing in REITs rather than a more diversified portfolio of investments. Since the Fund's investments are concentrated in real-estate related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, including local or regional economic conditions, changes in zoning laws, changes in real estate value and property taxes, and changes in interest rates. The value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value

15

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.33% of the Funds' average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $253 and $43, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $13,776,123 and $21,956,147, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote;

16

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 86.25% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 0.51% of the Fund's shares were held by six related parties comprised of certain GMO employee accounts, and 71.94% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	12,826	$100,698	84,697	$914,263
Shares issued to shareholders in reinvestment of distributions	514,775	4,830,216	644,533	7,044,489
Shares repurchased	(973,250)	(9,291,728)	(1,176,570)	(13,158,885)
Net increase (decrease)	(445,649)	$(4,360,814)	(447,340)	$(5,200,133)

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Real Estate Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Real Estate Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

18

GMO Real Estate Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$879.50	$2.24
2) Hypothetical	0.48%	$1,000.00	$1,022.48	$2.41

*  Expenses are calculated using the Class's annualized expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

19

GMO Real Estate Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $4,897,857 from long-term capital gains.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $365,640 or if determined to be different, the qualified short-term capital gains of such year.

20

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

21

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

22

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

24

GMO Taiwan Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Taiwan Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Taiwan Fund returned +7.0% for the fiscal year ended February 29, 2008, as compared to +12.5% for the MSCI Taiwan Index. The Fund was invested substantially in emerging markets equities tied economically to Taiwan.

Performance was helped by an overweight in the Materials sector and by an underweight in the Information Technology sector. Stock selection in the Consumer Discretionary sector added to performance while stock selection in the Information Technology and Materials sectors detracted from performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .45% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Taiwan Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.0%
Short-Term Investments	2.1
Other	0.9
100.0%
Industry Sector Summary	% of Equity Investments
Information Technology	47.6%
Materials	21.8
Financials	13.8
Telecommunication Services	9.0
Industrials	5.0
Consumer Discretionary	1.7
Consumer Staples	0.6
Energy	0.5
100.0%

1

GMO Taiwan Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 97.0%
	Taiwan — 97.0%
6,337	Altek Corp	8,570
9,000	Arima Computer Corp *	1,598
1,886,452	Asustek Computer Inc	5,208,017
4,862,000	AU Optronics Corp	9,273,720
1,862,000	Cathay Financial Holding Co Ltd	4,665,311
4,978,280	Chi Mei Optoelectronics Corp	6,548,012
5,710,000	China Bills Finance Corp *	1,349,492
8,094,153	China Development Financial Holding Corp	3,314,401
4,530	China Motor Corp	3,391
5,481,290	China Steel Corp	8,098,515
6,409,000	Chinatrust Financial Holding Co Ltd *	5,729,706
7,000	Chunghwa Picture Tubes Ltd *	2,343
5,104,620	Chunghwa Telecom Co Ltd	12,691,755
5,405	Chungwa Telecom Co Ltd ADR	132,639
2,702,375	Compal Electronics Inc	2,435,599
5,700	Continental Engineering Corp	3,877
378,000	Delta Electronics Inc	1,075,129
270,302	DFI Inc	631,527
1,149,173	Dimerco Express Taiwan Corp	1,462,016
824,728	D-Link Corp	1,310,257
6,570	Elite Semiconductor Memory Technology Inc	10,678
1,182,840	Far Eastern Department Stores Ltd	2,163,149
3,673,025	Far Eastern Textile Co Ltd	5,984,233
1,799,000	Far Eastone Telecommunications Co Ltd	2,512,106
2,422,000	First Financial Holding Co Ltd	2,162,235
3,334,169	Formosa Chemicals & Fibre Co	8,102,586
366,077	Formosa Petrochemical Corp	1,012,942
2,884,424	Formosa Plastics Corp	7,775,498
444,000	Foxconn Technology Co Ltd	2,896,581
3,442,000	Fubon Financial Holding Co Ltd	3,745,996
2,000	Gigabyte Technology Co Ltd	1,248
667,700	Gloria Material Technology Corp	1,000,097

See accompanying notes to the financial statements.

2

GMO Taiwan Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Taiwan — continued
2,262,000	Hannstar Display Corp *	972,993
424,965	High Tech Computer Corp	8,772,856
3,349,553	Hon Hai Precision Industry Co Ltd	19,983,835
147,000	Hotai Motor Company Ltd	415,182
379,620	Innolux Display Corp	1,047,506
25,093	Kinpo Electronics	8,328
1,300,555	Les Enphants Co Ltd	937,237
1,550,052	Lite-On Technology Corp	2,117,422
771,789	MediaTek Inc	8,656,010
2,345,000	Mega Financial Holdings Co Ltd	1,674,489
5,000	Mercuries & Associates Ltd	3,481
1,038	Micro-Star International Co Ltd	826
810	Mosel Vitelic Inc	614
4,481,000	Nan Ya Plastics Corp	10,552,983
1,000	Nien Hsing Textile Co Ltd	644
559,000	Novatek Microelectronics Corp Ltd	1,967,018
8,931	Oriental Union Chemical	8,686
17,000	Prodisc Technology Inc *	2,795
170	Promos Technologies Inc	44
10,000	Qisda Corp *	9,319
2,631	Quanta Computer Inc	3,449
218,150	Richtek Technology Corp	1,924,936
14,802	Sampo Corp *	3,174
2,521	Shinkong Synthetic Fibers *	966
2,088,738	Siliconware Precision Industries Co	3,403,815
197	Sino American Silicon Products Inc	1,293
2,670	Systex Corp	2,727
5,689,889	Taiwan Cement Corp	10,122,720
265,000	Taiwan Fertilizer Co Ltd	1,033,599
2,250,539	Taiwan Mobile Co Ltd	3,812,718
9,021,471	Taiwan Semiconductor Manufacturing Co Ltd	17,623,837
85,118	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	829,049
3,108	Transcend Information Inc	8,590
7,607	Tsann Kuen Enterprises Co Ltd *	10,101

See accompanying notes to the financial statements.

3

GMO Taiwan Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	Taiwan — continued
2,192	TXC Corp	3,227
766,000	U-Ming Marine Transport Co	2,106,097
748,900	Unimicron Technology Corp	1,130,031
985,000	Uni-President Enterprises Corp	1,414,035
16,000	USI Corp	9,836
1,320,209	Wan Hai Lines Ltd	1,121,121
4,209,620	Waterland Financial Holdings	1,608,752
1,193,000	Wintek Corp	1,164,637
1,677,000	Wistron Corp	2,769,342
2,968,195	Ya Hsin Industrial Co Ltd * (a) (b)	960
13,379	Yang Ming Marine Transport	8,824
2,938	Yieh Phui Enterprise	1,341
5,898,000	Yuanta Financial Holding Co Ltd *	5,170,761
2,000	Yungtay Engineering Co Ltd	1,593
	Total Taiwan	213,737,023
	TOTAL COMMON STOCKS (COST $203,515,061)	213,737,023
	SHORT-TERM INVESTMENTS — 2.1%
4,700,000	HSBC Bank USA Time Deposit, 2.94%, due 03/03/08	4,700,000
	TOTAL SHORT-TERM INVESTMENTS (COST $4,700,000)	4,700,000
	TOTAL INVESTMENTS — 99.1% (Cost $208,215,061)	218,437,023
	Other Assets and Liabilities (net) — 0.9%	1,922,107
	TOTAL NET ASSETS — 100.0%	$220,359,130

See accompanying notes to the financial statements.

4

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

ADR - American Depositary Receipt

*  Non-income producing security.

(a)  Bankrupt issuer.

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

As of February 29, 2008, 91.01% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.

5

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value (cost $208,215,061) (Note 2)	$218,437,023
Cash	248
Foreign currency, at value (cost $2,298,253) (Note 2)	2,326,164
Receivable for investments sold	104,056
Interest receivable	384
Total assets	220,867,875
Liabilities:
Payable to affiliate for (Note 3):
Management fee	132,415
Shareholder service fee	24,522
Trustees and Chief Compliance Officer of GMO Trust fees	210
Accrued expenses	351,598
Total liabilities	508,745
Net assets	$220,359,130
Net assets consist of:
Paid-in capital	$203,790,228
Distributions in excess of net investment income	(134,693)
Accumulated net realized gain	6,453,722
Net unrealized appreciation	10,249,873
$220,359,130
Net assets attributable to:
Class III shares	$220,359,130
Shares outstanding:
Class III	9,828,062
Net asset value per share:
Class III	$22.42

See accompanying notes to the financial statements.

6

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends (net of withholding taxes of $2,259,275)	$9,326,615
Interest	333,620
Total investment income	9,660,235
Expenses:
Management fee (Note 3)	2,395,136
Shareholder service fee – Class III (Note 3)	443,544
Custodian and fund accounting agent fees	840,211
Transfer agent fees	27,392
Audit and tax fees	77,416
Legal fees	6,405
Trustees fees and related expenses (Note 3)	8,940
Miscellaneous	4,147
Total expenses	3,803,191
Expense reductions (Note 2)	(2,835)
Net expenses	3,800,356
Net investment income (loss)	5,859,879
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	59,378,007
Net increase from payments by affiliates (Note 3)	56,687
Foreign currency, forward contracts and foreign currency related transactions	85,844
Net realized gain (loss)	59,520,538
Change in net unrealized appreciation (depreciation) on:
Investments	(38,964,287)
Foreign currency, forward contracts and foreign currency related transactions	27,906
Net unrealized gain (loss)	(38,936,381)
Net realized and unrealized gain (loss)	20,584,157
Net increase (decrease) in net assets resulting from operations	$26,444,036

See accompanying notes to the financial statements.

7

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,859,879	$4,701,705
Net realized gain (loss)	59,520,538	34,885,028
Change in net unrealized appreciation (depreciation)	(38,936,381)	9,642,412
Net increase (decrease) in net assets from operations	26,444,036	49,229,145
Distributions to shareholders from:
Net investment income
Class III	(6,074,310)	(4,289,930)
Net realized gains
Class III	(75,886,885)	(18,170,015)
	(81,961,195)	(22,459,945)
Net share transactions (Note 7):
Class III	(41,624,038)	(1,464,219)
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	613,631	331,242
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(41,010,407)	(1,132,977)
Total increase (decrease) in net assets	(96,527,566)	25,636,223
Net assets:
Beginning of period	316,886,696	291,250,473
End of period (including distributions in excess of net investment income of $134,693 and $6,677, respectively)	$220,359,130	$316,886,696

See accompanying notes to the financial statements.

8

GMO Taiwan Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$30.98		$28.34	$26.79	$29.67	$20.28
Income (loss) from investment operations:
Net investment income (loss)†	0.61		0.46	0.52	0.13	(0.10)
Net realized and unrealized gain (loss)	1.50		4.32	1.91	(1.45)	10.03
Total from investment operations	2.11		4.78	2.43	(1.32)	9.93
Less distributions to shareholders:
From net investment income	(0.85)		(0.39)	(0.59)	—	(0.02)
From net realized gains	(9.82)		(1.75)	(0.29)	(1.56)	(0.52)
Total distributions	(10.67)		(2.14)	(0.88)	(1.56)	(0.54)
Net asset value, end of period	$22.42		$30.98	$28.34	$26.79	$29.67
Total Return(a)	6.97	%(b)	17.12%	9.13%	(3.82)%	49.53%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$220,359		$316,887	$291,250	$224,466	$181,313
Net expenses to average daily net assets	1.29	%(c)	1.26%	1.28%	1.34%	1.36%
Net investment income to average daily net assets	1.98%		1.56%	1.95%	0.53%	(0.40)%
Portfolio turnover rate	94%		41%	31%	88%	86%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.06		$0.03	$0.04	$0.05	$0.04

(a)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholders and assumes the effect of reinvested distributions.

(b)  The effect of losses in the amount of $56,687, resulting from compliance violations and the Manager's reimbursement of such losses, had no effect on the total return.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

9

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Taiwan Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the MSCI Taiwan Index. The Fund typically makes equity investments in companies doing business in, or otherwise tied economically to, Taiwan.

Shares of the Fund are not publicly offered and are principally available to other GMO funds and certain accredited investors.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but

10

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. There were no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures

11

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

12

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the

13

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund is currently subject to a Taiwanese security transaction tax of 0.3% of the transaction amount on equities, which must be paid by the Fund upon the sale or transfer of any portfolio securities subject to such tax.

14

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to passive foreign investment company transactions, losses on wash sale transactions and foreign currency transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$86,415	$(86,415)	$—

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$16,985,992	$6,696,114
Long-term capital gains	64,975,203	15,763,831
Total distributions	$81,961,195	$22,459,945

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed long-term capital gain	$7,921,022

15

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$209,817,054	$24,439,181	$(15,819,212)	$8,619,969

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Taiwanese companies typically declare dividends in the Fund's third calendar quarter of each year. As a result, the Fund receives substantially more dividend income in the first half of its fiscal year.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 29, 2008, the premium on cash purchases of Fund shares was 0.15% of the amount invested. In the case of cash redemptions, the fee was 0.45% of the amount redeemed. If the Manager

16

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in the amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

Investment risks

Investments in emerging countries, such as Taiwan, present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The Taiwanese markets are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings. The Fund may concentrate investments in the securities of a small number of issuers. As a result, the value of the Fund's shares can be expected to change in light of factors affecting those issuers and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of securities.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by

17

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for class III shares.

The Fund's portion of the fees paid by the Trust to the independent Trustees and the Chief Compliance Officer ("CCO") during the year ended February 29, 2008 was $8,480 and $1,114, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

The Manager compensated the Fund $56,687 in connection with a purchase of securities in excess of amounts permitted under the Fund's investment restrictions.

4.  Purchases and sales of securities

Cost of purchase and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $267,938,877 and $381,850,473, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

18

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

6.  Principal shareholders and related parties

As of February 29, 2008, 98.32% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, there were no shares held by related parties, and all of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	294,310	$9,579,509	1,278,137	$38,531,217
Shares issued to shareholders in reinvestment of distributions	3,387,026	81,961,194	735,687	22,459,945
Shares repurchased	(4,083,581)	(133,164,741)	(2,060,006)	(62,455,381)
Purchase premiums	—	14,390	—	55,783
Redemption fees	—	599,241	—	275,459
Net increase (decrease)	(402,245)	$(41,010,407)	(46,182)	$(1,132,977)

19

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Taiwan Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Taiwan Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

20

GMO Taiwan Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	1.32%	$1,000.00	$916.10	$6.29
2) Hypothetical	1.32%	$1,000.00	$1,018.30	$6.62

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

21

GMO Taiwan Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $64,975,203 from long-term capital gains.

During the year ended February 29, 2008, the Fund paid foreign taxes of $2,259,103 and recognized foreign source income of $11,585,890.

The Fund hereby designates as qualified short-term capital gain with respect to its taxable year ended February 29, 2008, $11,002,380 or if determined to be different, the qualified short-term gain of such year.

22

GMO Taiwan Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 12% of distributions to shareholders declared from net investment income during the Fund's fiscal year were reclassified to distributions from net realized gains and are reflected as such in the Statement of Changes in Net Assets.

23

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

24

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

25

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

26

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

27

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Markets Opportunities Fund (formerly GMO Emerging Markets Quality Fund) returned +26.7% for the fiscal year ended February 29, 2008, as compared to +32.9% for the S&P/IFC Investable Composite Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in emerging markets equities.

Country selection detracted 1.0% from performance during the period. The Fund did not invest in the smallest countries in the index like Egypt, Morocco, and Peru. Consequently, the Fund slightly overweighted the largest countries in the index. Peru and Egypt outperformed the benchmark. Overweights in Korea and Taiwan detracted from performance, while an overweight in Brazil contributed to performance.

Stock selection detracted 5.2% from performance. Quality was the only driver of stock selection. Stock selection added to performance in Brazil where quality fared well, while it detracted from performance in India, Indonesia, South Korea, Mexico, and South Africa, where quality underperformed.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Emerging Markets Opportunities Fund Class III Shares (formerly GMO Emerging Markets Quality Fund) and the S&P/IFC Investable Composite Index As of February 29, 2008

$50,000,000
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
2/28/98
$9,950,000
$45,555,670
$40,695,170
$37,850,360
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
GMO Emerging Markets Opportunities Fund
S&P/IFC Investable Composite Index
S&P/IFC Investable Composite Index +*

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class III	25.41%	34.91%	14.24%	n/a
Class VI	25.56%	n/a	n/a	**9/23/04** 30.33%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect oftaxes on distributions and redemptions. All information is unaudited. Performance for Class VI will vary due to different fees.

†  The S&P/IFC Investable Composite Index + represents the GMO Asia 7 Index prior to 9/22/04 and the S&P/IFC Investable Composite Index thereafter.

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	87.9%
Preferred Stocks	9.9
Rights and Warrants	0.0
Short-Term Investments	1.9
Other	0.3
100.0%
Country Summary	% of Equity Investments
China	15.4%
Brazil	15.2
South Korea	14.1
Taiwan	11.7
Russia	11.0
India	9.0
South Africa	6.2
Mexico	5.1
Malaysia	2.6
Israel	2.6
Poland	1.7
Indonesia	1.4
Chile	1.3
Thailand	1.0
Philippines	0.5
Argentina	0.5
Hungary	0.5
Czech Republic	0.2
100.0%

1

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Industry Sector Summary	% of Equity Investments
Information Technology	19.7%
Energy	18.4
Financials	16.3
Telecommunication Services	15.8
Materials	12.7
Consumer Staples	5.6
Industrials	4.2
Consumer Discretionary	4.0
Health Care	2.3
Utilities	1.0
100.0%

2

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 87.9%
	Argentina — 0.5%
125,000	Tenaris SA ADR	5,556,250
	Brazil — 5.1%
401,700	Companhia Vale do Rio Doce	13,933,961
93,420	Companhia Vale do Rio Doce ADR	3,254,753
657,900	Petroleo Brasileiro SA (Petrobras)	38,008,888
	Total Brazil	55,197,602
	Chile — 1.3%
43,235	Banco de Chile ADR	2,445,804
82,906	Banco Santander Chile SA ADR	4,291,215
82,300	Compania Cervecerias Unidas ADR	2,734,006
336,000	Lan Airlines SA Sponsored ADR	4,495,680
	Total Chile	13,966,705
	China — 15.1%
806,420	Angang Steel Co Ltd Class H	2,109,607
21,078,000	China Construction Bank Class H	15,970,012
430,000	China Mengniu Dairy Co Ltd	1,159,850
1,334,171	China Merchants Holdings International Co Ltd	7,161,364
3,450,200	China Mobile Ltd	51,660,330
2,708,000	China Petroleum & Chemical Corp Class H	2,959,579
746,000	China Resources Enterprise Ltd	2,648,423
944,000	China Shenhua Energy Co Ltd Class H	4,808,367
2,906,000	China Shipping Container Lines Co Ltd Class H	1,288,659
1,022,000	China Shipping Development Co Ltd Class H	3,161,012
3,514,000	China Telecom Corp Ltd Class H	2,587,958
4,196,000	CNOOC Ltd	6,968,510
1,606,000	Cosco Pacific Ltd	3,463,964
2,800,000	Datang International Power Generation Co Ltd	1,878,493
9,268,592	Denway Motors Ltd	4,684,979

See accompanying notes to the financial statements.

3

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	China — continued
2,778,000	Dongfeng Motor Group Co Ltd	1,693,940
404,000	Guangzhou R&F Properties Co Ltd Class H	1,224,253
3,644,000	Huaneng Power International Inc Class H	2,977,465
12,828,000	Industrial and Commercial Bank of China Ltd Class H	8,899,463
108,000	Netease.Com Inc ADR * (a)	2,316,600
12,322,842	PetroChina Co Ltd Class H	18,037,912
399,000	Ping An Insurance (Group) Co of China Ltd Class H	3,022,018
98,470	Sina.com *	4,077,643
56,000	Sohu.Com, Inc. *	2,524,480
80,200	Suntech Power Holdings Co Ltd ADR *	2,981,034
1,357,600	Yanzhou Coal Mining Co Ltd Class H	2,214,752
1,670,000	Zhejiang Expressway Co Ltd Class H	1,639,653
	Total China	164,120,320
	Czech Republic — 0.1%
22,300	CEZ AS	1,643,200
	Hungary — 0.4%
120,760	OTP Bank Nyrt	4,879,595
	India — 8.8%
229,350	Bharti Airtel Ltd *	4,674,747
285,500	Cipla Ltd	1,461,044
105,000	GAIL India Ltd	1,093,031
10,400	GAIL India Ltd GDR	655,200
78,140	HDFC Bank Ltd	2,798,972
86,850	Hero Honda Motors Ltd	1,631,090
1,164,770	Hindustan Lever	6,544,078
189,906	Housing Development Finance Corp Ltd	13,059,923
99,700	ICICI Bank Ltd	2,657,213
633,800	Infosys Technologies Ltd	24,194,672
1,322,390	ITC Ltd	6,601,487
23,700	Larsen & Toubro Ltd	2,056,653
191,970	Oil & Natural Gas Corp Ltd	4,800,668

See accompanying notes to the financial statements.

4

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	India — continued
61,500	Reliance Industries Ltd	3,749,454
474,400	Satyam Computer Services Ltd	5,103,785
389,660	Steel Authority of India Ltd	2,434,557
244,000	Suzlon Energy Ltd	1,693,556
267,780	Tata Consultancy Services Ltd	5,807,835
81,758	Tata Motors Ltd	1,409,357
345,300	Wipro Ltd	3,721,615
	Total India	96,148,937
	Indonesia — 1.3%
1,316,585	Astra International Tbk PT	3,950,421
2,043,500	Bank Rakyat Indonesia	1,586,345
7,312,000	Telekomunikasi Indonesia Tbk PT	7,740,171
25,200	Telekomunikasi Indonesia Tbk PT ADR	1,075,032
	Total Indonesia	14,351,969
	Israel — 2.5%
190,100	Check Point Software Technologies Ltd *	4,166,992
56,900	Teva Pharmaceutical Industries Ltd	2,778,640
415,600	Teva Pharmaceutical Industries Ltd Sponsored ADR	20,393,492
	Total Israel	27,339,124
	Malaysia — 2.6%
103,000	British American Tobacco Berhad	1,379,504
370,100	Digi.com Berhad	2,750,499
1,915,000	Genting Berhad	4,050,904
1,942,750	IOI Corp Berhad	4,832,032
1,590,500	Malayan Banking Berhad	4,489,596
917,400	MISC Berhad (Foreign Registered)	2,510,652
555,500	Public Bank Berhad	1,814,726
2,928,000	Resorts World Berhad	3,386,471
281,400	Tanjong Plc	1,398,033
1,821,024	YTL Power International Berhad	1,434,131
	Total Malaysia	28,046,548

See accompanying notes to the financial statements.

5

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Mexico — 5.0%
106,600	America Movil SA de CV Class L ADR	6,445,036
1,005,705	America Movil SAB de CV Class L	3,040,591
1,820,273	Cemex SA de CV CPO *	4,996,828
507,900	Corporacion GEO SA de CV Series B *	1,621,866
924,000	Fomento Economico Mexicano SA de CV	3,701,176
1,157,000	Grupo Financiero Banorte SA de CV	4,807,330
487,400	Grupo Mexico SA Class B	3,390,411
356,000	Grupo Modelo SA de CV Class C	1,628,426
282,100	Grupo Televisa SA-Series CPO	1,246,929
372,900	Telefonos de Mexico SA de CV Sponsored ADR Class L	12,380,280
3,036,379	Wal-Mart de Mexico SA de CV Class V	11,068,183
	Total Mexico	54,327,056
	Philippines — 0.5%
79,500	Philippine Long Distance Telephone Co	5,609,392
	Poland — 1.6%
57,300	Bank Pekao SA	4,298,332
332,650	Powszechna Kasa Oszczednosci Bank Polski SA	5,963,319
27,460	Prokom Software SA	1,456,811
635,800	Telekomunikacja Polska SA	5,922,978
	Total Poland	17,641,440
	Russia — 10.7%
227,000	JSC Mining & Smelting Co ADR	6,628,400
461,503	Lukoil Sponsored ADR	34,151,222
262,330	Mobile Telesystems Sponsored ADR	21,526,800
304,950	OAO Gazprom Sponsored GDR	15,491,460
553,000	OAO Rosneft Oil Co GDR	4,523,540
5,910,000	Sberbank RF	19,680,300
58,300	Sistema JSFC Sponsored GDR	2,081,473
375,500	Vimpel-Communications Sponsored ADR	13,041,115
	Total Russia	117,124,310

See accompanying notes to the financial statements.

6

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	South Africa — 6.1%
197,300	Absa Group Ltd	2,792,722
289,000	African Bank Investments Ltd	1,138,512
18,000	Anglo American Platinum Corp	2,821,515
99,800	Barloworld Ltd	1,201,722
192,100	Bidvest Group Ltd	2,832,785
3,381,504	FirstRand Ltd	8,002,653
445,600	Impala Platinum Holdings Ltd	18,439,264
116,367	Imperial Holdings Ltd	1,177,174
247,300	JD Group Ltd	1,333,099
238,600	MTN Group Ltd	3,736,306
58,500	Naspers Ltd Class N	1,107,206
250,379	Pretoria Portland Cement Co Ltd	1,359,501
68,300	Sasol Ltd	3,492,998
867,668	Standard Bank Group Ltd	10,828,811
754,500	Steinhoff International Holdings Ltd	1,732,895
82,200	Telkom South Africa Ltd	1,465,755
102,176	Tiger Brands Ltd	1,818,662
703,700	Woolworths Holdings	1,113,020
	Total South Africa	66,394,600
	South Korea — 13.8%
59,900	Doosan Infracore Co Ltd	1,864,330
83,700	Hana Financial Group Inc	3,714,019
54,300	Hynix Semiconductor Inc *	1,396,344
36,300	Hyundai Engineering & Construction	3,264,792
74,800	Hyundai Mobis	5,741,573
48,660	Hyundai Motor Co	3,411,900
97,600	KIA Motors Corp *	998,077
28,490	Kookmin Bank	1,755,827
116,100	KT Corp ADR *	2,820,069
84,700	KT Freetel Co Ltd *	2,209,023
130,600	KT&G Corp	10,775,338
47,300	LG Chemicals Ltd	3,953,368

See accompanying notes to the financial statements.

7

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	South Korea — continued
19,560	LG Electronics Inc	2,106,681
34,300	NCSoft Corp *	1,637,247
35,400	NHN Corp *	7,856,567
45,350	POSCO	24,943,543
85,833	Samsung Electronics Co Ltd	50,312,923
45,600	Samsung Techwin Co Ltd	2,328,425
82,460	Shinhan Financial Group Co Ltd	4,442,022
12,500	Shinsegae Co Ltd	7,761,534
6,800	SK Telecom Co Ltd	1,382,217
240,010	SK Telecom Co Ltd ADR	5,376,224
	Total South Korea	150,052,043
	Taiwan — 11.5%
1,181,711	Acer Inc	2,143,994
2,187,238	Asustek Computer Inc	6,038,411
1,516,000	Cathay Financial Holding Co Ltd	3,798,395
3,239,189	China Steel Corp	4,785,848
1,627,000	Chinatrust Financial Holding Co Ltd *	1,454,553
3,308,400	Chunghwa Telecom Co Ltd	8,225,764
5,610	Chungwa Telecom Co Ltd ADR	137,669
2,088,500	Compal Electronics Inc	1,882,325
728,417	Delta Electronics Inc	2,071,805
1,657,167	Formosa Chemicals & Fibre Co	4,027,192
504,582	Formosa Petrochemical Corp	1,396,188
1,242,869	Formosa Plastics Corp	3,350,383
261,855	Foxconn Technology Co Ltd	1,708,297
244,200	High Tech Computer Corp	5,041,195
4,229,685	Hon Hai Precision Industry Co Ltd	25,234,808
814,578	Lite-On Technology Corp	1,112,740
922,593	MediaTek Inc	10,347,354
1,616,444	Nan Ya Plastics Corp	3,806,808
422,636	Novatek Microelectronics Corp Ltd	1,487,178
2,146,547	Quanta Computer Inc	2,814,014

See accompanying notes to the financial statements.

8

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Taiwan — continued
870,250	Taiwan Mobile Co Ltd	1,474,321
16,716,625	Taiwan Semiconductor Manufacturing Co Ltd	32,656,656
	Total Taiwan	124,995,898
	Thailand — 1.0%
959,000	Advanced Info Service Pcl (Foreign Registered) (b)	3,158,152
290,400	PTT Exploration & Production Pcl (Foreign Registered) (b)	1,461,697
431,611	PTT Pcl (Foreign Registered) (b)	4,615,756
48,000	Siam Cement Pcl (Foreign Registered) (b)	326,229
149,000	Siam Cement Pcl NVDR (b)	1,012,669
	Total Thailand	10,574,503
	TOTAL COMMON STOCKS (COST $667,651,290)	957,969,492
	PREFERRED STOCKS — 9.9%
	Brazil — 9.7%
202,248	Banco Bradesco SA 0.32%	6,314,644
808,100	Banco Itau Holding Financeira SA 2.81%	20,356,608
846,248	Companhia Vale do Rio Doce Class A 0.05%	24,950,580
158,400	Gerdau SA 2.11%	5,176,030
746,708	Itausa-Investimentos Itau SA 0.11%	4,746,680
918,000	Petroleo Brasileiro SA (Petrobras) 0.43%	44,214,476
	Total Brazil	105,759,018
	South Korea — 0.2%
6,200	Samsung Electronics Co Ltd (Non Voting) 3.69%	2,661,539
	TOTAL PREFERRED STOCKS (COST $52,230,638)	108,420,557

See accompanying notes to the financial statements.

9

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	RIGHTS AND WARRANTS — 0.0%
	Brazil — 0.0%
2,795	Banco Bradesco SA Rights, Expires 02/22/08 * (c)	7,355
	Thailand — 0.0%
480,663	True Corp Pcl Warrants, Expires 04/03/08 * (b)	—
	TOTAL RIGHTS AND WARRANTS (COST $8,704)	7,355
	SHORT-TERM INVESTMENTS — 1.9%
2,000,000	ABN Amro Bank Time Deposit, 3.10%, due 03/03/08	2,000,000
2,000,000	Bank of America Time Deposit, 3.05%, due 03/03/08	2,000,000
2,193,000	Bank of New York Mellon Institutional Cash Reserves Fund (d)	2,193,000
2,000,000	Barclays Plc Time Deposit, 3.12%, due 03/03/08	2,000,000
8,500,000	HSBC Bank USA Time Deposit, 2.94%, due 03/03/08	8,500,000
2,000,000	Rabobank Time Deposit, 3.00%, due 03/03/08	2,000,000
2,000,000	Royal Bank of Scotland Time Deposit, 3.10%, due 03/03/08	2,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $20,693,000)	20,693,000
	TOTAL INVESTMENTS — 99.7% (Cost $740,583,632)	1,087,090,404
	Other Assets and Liabilities (net) — 0.3%	3,181,426
	TOTAL NET ASSETS — 100.0%	$1,090,271,830

See accompanying notes to the financial statements.

10

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  As of February 29, 2008, these rights have been exercised but shares have not yet been credited to the Fund.

(d)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 29, 2008, 62.73% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.

11

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value, including securities on loan of $2,187,900 (cost $740,583,632) (Note 2)	$1,087,090,404
Cash	65,764
Foreign currency, at value (cost $1,372,479) (Note 2)	1,375,952
Receivable for investments sold	2,267,516
Receivable for Fund shares sold	1,799
Dividends and interest receivable	3,130,418
Receivable for expenses reimbursed by Manager (Note 3)	17,574
Total assets	1,093,949,427
Liabilities:
Collateral on securities loaned, at value (Note 2)	2,193,000
Payable for investments purchased	390,373
Payable for Fund shares repurchased	17,594
Payable to affiliate for (Note 3):
Management fee	342,936
Shareholder service fee	73,718
Trustees and Chief Compliance Officer of GMO Trust fees	1,331
Accrued expenses	658,645
Total liabilities	3,677,597
Net assets	$1,090,271,830
Net assets consist of:
Paid-in capital	$723,501,169
Distributions in excess of net investment income	(5,213,113)
Accumulated net realized gain	25,423,921
Net unrealized appreciation	346,559,853
$1,090,271,830
Net assets attributable to:
Class III shares	$353,477,530
Class VI shares	$736,794,300
Shares outstanding:
Class III	26,617,368
Class VI	55,344,281
Net asset value per share:
Class III	$13.28
Class VI	$13.31

See accompanying notes to the financial statements.

12

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends (net of withholding taxes of $2,269,127)	$20,727,736
Interest	1,172,978
Securities lending income	12,365
Total investment income	21,913,079
Expenses:
Management fee (Note 3)	4,107,482
Shareholder service fee – Class III (Note 3)	524,043
Shareholder service fee – Class VI (Note 3)	372,630
Custodian and fund accounting agent fees	1,580,264
Transfer agent fees	41,970
Audit and tax fees	80,235
Legal fees	28,830
Trustees fees and related expenses (Note 3)	9,893
Registration fees	4,310
Miscellaneous	16,127
Total expenses	6,765,784
Fees and expenses reimbursed by Manager (Note 3)	(149,229)
Net expenses	6,616,555
Net investment income (loss)	15,296,524
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax of $17,811) (Note 2)	70,821,732
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $6,711) (Note 2)	146,647
Net realized gain (loss)	70,968,379
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains tax accrual of $2,039,078) (Note 2)	138,085,305
Foreign currency, forward contracts and foreign currency related transactions	56,076
Net unrealized gain (loss)	138,141,381
Net realized and unrealized gain (loss)	209,109,760
Net increase (decrease) in net assets resulting from operations	$224,406,284

See accompanying notes to the financial statements.

13

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$15,296,524	$12,620,530
Net realized gain (loss)	70,968,379	45,066,930
Change in net unrealized appreciation (depreciation)	138,141,381	60,935,011
Net increase (decrease) in net assets from operations	224,406,284	118,622,471
Distributions to shareholders from:
Net investment income
Class III	(6,966,010)	(4,399,199)
Class VI	(14,556,021)	(8,242,433)
Total distributions from net investment income	(21,522,031)	(12,641,632)
Net realized gains
Class III	(23,553,007)	(13,817,514)
Class VI	(44,940,537)	(24,802,423)
Total distributions from net realized gains	(68,493,544)	(38,619,937)
	(90,015,575)	(51,261,569)
Net share transactions (Note 7):
Class III	11,905,376	70,136,125
Class VI	111,032,810	104,030,228
Increase (decrease) in net assets resulting from net share transactions	122,938,186	174,166,353
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	758,901	434,472
Class VI	416,207	409,974
Increase in net assets resulting from purchase premiums and redemption fees	1,175,108	844,446
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	124,113,294	175,010,799
Total increase (decrease) in net assets	258,504,003	242,371,701
Net assets:
Beginning of period	831,767,827	589,396,126
End of period (including distributions in excess of net investment income of $5,213,113 and accumulated undistributed net investment income of $1,046,001, respectively)	$1,090,271,830	$831,767,827

See accompanying notes to the financial statements.

14

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.36	$10.38	$7.71	$13.77	$7.25
Income (loss) from investment operations:
Net investment income (loss)	0.20 †	0.18 †	0.15 †	0.17 †	0.23
Net realized and unrealized gain (loss)	2.89	1.57	2.67	0.19	6.35
Total from investment operations	3.09	1.75	2.82	0.36	6.58
Less distributions to shareholders:
From net investment income	(0.27)	(0.18)	(0.11)	(0.52)	(0.06)
From net realized gains	(0.90)	(0.59)	(0.04)	(5.90)	—
Total distributions	(1.17)	(0.77)	(0.15)	(6.42)	(0.06)
Net asset value, end of period	$13.28	$11.36	$10.38	$7.71	$13.77
Total Return(a)	26.68%	17.27%	36.86%	16.19%	91.04%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$353,478	$292,123	$197,026	$82,153	$141,614
Net expenses to average daily net assets	0.71%	0.70%	0.73%	1.22%	1.25%
Net investment income to average daily net assets	1.46%	1.70%	1.71%	1.84%	1.76%
Portfolio turnover rate	17%	17%	18%	141%	39%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.02%	0.04%	0.11%	0.07%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.03	$0.02	$0.04	$0.06	$0.02

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

15

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2008	2007	2006	2005(a)
Net asset value, beginning of period	$11.38	$10.39	$7.72	$6.52
Income (loss) from investment operations:
Net investment income (loss)†	0.20	0.20	0.15	0.03
Net realized and unrealized gain (loss)	2.91	1.57	2.67	1.44
Total from investment operations	3.11	1.77	2.82	1.47
Less distributions to shareholders:
From net investment income	(0.28)	(0.19)	(0.11)	(0.01)
From net realized gains	(0.90)	(0.59)	(0.04)	(0.26)
Total distributions	(1.18)	(0.78)	(0.15)	(0.27)
Net asset value, end of period	$13.31	$11.38	$10.39	$7.72
Total Return(b)	26.83%	17.45%	36.92%	23.05	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$736,794	$539,645	$392,370	$103,152
Net expenses to average daily net assets	0.61%	0.61%	0.64%	0.71	%*
Net investment income to average daily net assets	1.50%	1.82%	1.66%	0.99	%*
Portfolio turnover rate	17%	17%	18%	141	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.02%	0.04%	0.16	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.01	$0.03	$0.04

(a)  Period from September 23, 2004 (commencement of operations) through February 28, 2005.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2005.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

16

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Emerging Markets Opportunities Fund (formerly GMO Emerging Markets Quality Fund) (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming its benchmark, the S&P/IFCI (Investable) Composite Index. The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed markets, which excludes countries that are included in the MSCI EAFE Index.

For the year ended February 29, 2008, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different level of shareholder service fees.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and

17

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 29, 2008

exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. There were no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is

18

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 29, 2008

recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

19

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 29, 2008

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market

20

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 29, 2008

for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had loaned securities valued by the Fund at $2,187,900, collateralized by cash in the amount of $2,193,000, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund did not have a deferred tax liability in respect of unrealized appreciation on foreign securities for potential capital gains and repatriation taxes as of February 29, 2008. The accrual for capital gains and repatriation taxes is included in net unrealized gain (loss) in the Statement of Operations.

21

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 29, 2008

For the year ended February 29, 2008, the Fund incurred $17,811 in capital gain taxes which is included in net realized gain (loss) in the Statement of Operations.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. For the year ended February 29, 2008, the Fund incurred $6,711 in CPMF tax which is included in the net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

The Fund is currently subject to a Taiwanese security transaction tax of 0.30% of the transaction amount on equities and 0.10% of the transaction amount on mutual fund shares, which must be paid by the Fund upon the sale or transfer of any portfolio securities subject to such tax.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to passive foreign investment company transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(33,607)	$(23,671)	$57,278

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$31,121,979	$16,533,932
Long-term capital gains	58,893,596	34,727,637
Total distributions	$90,015,575	$51,261,569

22

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 29, 2008

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$999,240
Undistributed long-term capital gain	$25,461,490

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$746,833,554	$354,189,961	$(13,933,111)	$340,256,850

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

23

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 29, 2008

Purchases and redemptions of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class's net assets on the share transaction date. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

Investment risks

Investments in securities of issuers in emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets in emerging countries are typically less liquid than those of developed markets. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

24

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 29, 2008

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.40% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, custodial fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.40% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $8,605 and $4,537, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $219,074,542 and $166,010,304, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be

25

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 29, 2008

no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 45.76% of the outstanding shares of the Fund were held by one shareholder. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of this shareholder may have a material effect on the Fund.

As of February 29, 2008, 0.09% of the Fund's shares were held by six related parties comprised of certain GMO employee accounts, and 97.85% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	5,544,644	$72,929,163	6,699,064	$70,948,543
Shares issued to shareholders in reinvestment of distributions	2,089,807	29,583,608	1,632,202	17,790,965
Shares repurchased	(6,737,464)	(90,607,395)	(1,601,291)	(18,603,383)
Purchase premiums	—	355,991	—	355,893
Redemption fees	—	402,910	—	78,579
Net increase (decrease)	896,987	$12,664,277	6,729,975	$70,570,597
	Year Ended February 29, 2008		Year Ended February 28, 2007
Class VI:	Shares	Amount	Shares	Amount
Shares sold	5,543,984	$74,667,359	7,184,647	$76,812,535
Shares issued to shareholders in reinvestment of distributions	4,182,085	59,496,558	3,025,802	33,044,856
Shares repurchased	(1,790,190)	(23,131,107)	(551,552)	(5,827,163)
Purchase premiums	—	317,281	—	381,811
Redemption fees	—	98,926	—	28,163
Net increase (decrease)	7,935,879	$111,449,017	9,658,897	$104,440,202

26

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Markets Opportunities Fund
(formerly GMO Emerging Markets Quality Fund)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Opportunities Fund (formerly GMO Emerging Markets Quality Fund) (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

27

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)
Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.73%	$1,000.00	$1,048.80	$3.72
2) Hypothetical	0.73%	$1,000.00	$1,021.23	$3.67
Class VI
1) Actual	0.63%	$1,000.00	$1,049.50	$3.21
2) Hypothetical	0.63%	$1,000.00	$1,021.73	$3.17

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

28

GMO Emerging Markets Opportunities Fund

(formerly GMO Emerging Markets Quality Fund)
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $58,893,596 from long-term capital gains.

During the year ended February 29, 2008, the Fund paid foreign taxes of $2,269,127 and recognized foreign source income of $22,996,863.

For taxable, non-corporate shareholders, 32.28% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $101,807 and $9,599,947, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

29

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

30

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

31

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

32

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

33

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO International Intrinsic Value Fund returned -1.1% for the fiscal year ended February 29, 2008, as compared to +0.8% for the MSCI EAFE Index and +1.1% for the S&P/Citigroup PMI EPAC Value Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Stock selection had the biggest negative impact on relative performance. Holdings in British bank Royal Bank of Scotland, British pharmaceutical GlaxoSmithKline, and Japanese auto maker Honda Motor were the most significant detractors. On the positive side were holdings in Australian mining company Rio Tinto, Dutch bank ABN AMRO, and French steel maker ArcelorMittal, all of which outperformed strongly.

Country allocation had minimal impact on relative performance. Overweights to Germany and the Netherlands helped, while an overweight to Belgium hurt. In addition, not holding Korea, which GMO classifies as an emerging market but S&P/Citigroup considers developed, reduced returns against the value index.

Currency allocation had a positive impact as our underweight to the British pound and overweight to the Canadian dollar added value. The U.S. dollar weakened relative to most foreign currencies which boosted returns for U.S. investors. The MSCI EAFE Index returned 10% more in U.S. dollar terms than in local currency.

Sector exposures had a positive impact. Our underweight to Financials and overweight to Energy helped while our underweight to Consumer Staples hurt.

Among GMO's international quantitative stock selection disciplines, momentum did better than valuation, but all underperformed. Stocks favored for their strong momentum characteristics missed slightly relative to EAFE, while those highly ranked by intrinsic value or by quality-adjusted value lagged by a wider margin.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

$135,000,000
$125,000,000
$115,000,000
$105,000,000
$95,000,000
$85,000,000
$75,000,000
$65,000,000
$55,000,000
$45,000,000
$35,000,000
$25,000,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2/28/98
$35,000,000
$93,353,890
$80,672,830
$66,443,405
GMO International Intrinsic Value Fund
S&P/Citigroup PMI EPAC Value Index
MSCI EAFE Index

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class II	-1.11%	21.86%	10.23%	n/a
Class III	-1.06%	21.94%	10.31%	n/a
Class IV	-0.98%	22.02%	10.38%	n/a
Class M	-1.36%	n/a	n/a	**10/2/03** 17.38%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Classes II, IV and M will vary due to different fees.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.8%
Short-Term Investments	3.8
Preferred Stocks	0.4
Forward Currency Contracts	0.3
Rights and Warrants	0.0
Futures	(0.8)
Other	1.5
100.0%
Country Summary	% of Equity Investments
Japan	22.4%
United Kingdom	22.4
France	12.7
Germany	7.5
Australia	5.1
Switzerland	4.3
Finland	4.3
Italy	4.1
Netherlands	3.6
Canada	2.5
Spain	2.4
Hong Kong	2.0
Singapore	1.9
Belgium	1.5
Sweden	1.4
Norway	0.8
Ireland	0.6
Austria	0.2
Denmark	0.2
Greece	0.1
100.0%

1

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	20.9%
Energy	15.7
Health Care	11.9
Consumer Discretionary	10.8
Materials	9.3
Telecommunication Services	9.2
Industrials	7.9
Information Technology	5.5
Utilities	4.5
Consumer Staples	4.3
100.0%

2

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 94.8%
	Australia — 4.9%
1,127,380	Australia and New Zealand Banking Group Ltd	22,749,877
1,856,798	BHP Billiton Ltd	67,184,149
1,690,912	BlueScope Steel Ltd	16,914,481
315,009	Commonwealth Bank of Australia	12,198,371
162,800	Macquarie Group Ltd	8,130,296
4,232,474	Mirvac Group Ltd	15,002,995
2,414,840	Qantas Airways Ltd	9,391,847
297,833	QBE Insurance Group Ltd	6,160,307
368,880	Santos Ltd	4,372,453
5,732,648	Stockland	37,099,239
2,571,958	Suncorp-Metway Ltd	32,993,563
242,694	TABCORP Holdings Ltd	3,421,315
6,732,990	Telstra Corp Ltd	30,267,354
1,352,222	Westpac Banking Corp	28,922,227
847,188	Woodside Petroleum Ltd	44,300,761
254,630	Woolworths Ltd	6,800,446
788,833	Zinifex Ltd	7,936,685
	Total Australia	353,846,366
	Austria — 0.2%
204,281	OMV AG	14,760,320
	Belgium — 1.4%
60,387	Belgacom SA	2,892,055
23,323	Colruyt SA	5,698,923
40,503	Delhaize Group	3,067,392
1,798,600	Dexia	42,285,214
2,132,999	Fortis	47,123,115
28,241	Solvay SA	3,549,077
	Total Belgium	104,615,776

See accompanying notes to the financial statements.

3

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Canada — 2.4%
131,200	Bank of Montreal	6,624,984
322,611	BCE Inc	11,691,678
402,800	Canadian Imperial Bank of Commerce	27,333,515
229,300	Canadian Natural Resources	17,183,813
56,700	Canadian Pacific Railway Ltd	4,121,227
447,000	EnCana Corp	34,075,093
147,600	Magna International Inc Class A	10,824,250
530,300	National Bank of Canada	26,174,218
344,000	Sun Life Financial Inc	16,479,147
190,500	Suncor Energy Inc	19,645,161
	Total Canada	174,153,086
	Denmark — 0.2%
332,800	Danske Bank A/S (a)	12,712,361
	Finland — 4.1%
329,570	Neste Oil Oyj	11,531,360
5,936,592	Nokia Oyj	213,287,663
348,479	Outokumpu Oyj	13,217,461
510,317	Rautaruukki Oyj	22,250,003
1,110,219	Sampo Oyj Class A	30,131,645
38,955	Stockmann Oyj AB Class A	1,830,144
21,113	Wartsila Oyj Class A	1,633,816
66,708	Wartsila Oyj Class B	4,559,927
	Total Finland	298,442,019
	France — 12.0%
999,657	Arcelor Mittal (a)	75,902,407
826,470	BNP Paribas	73,886,341
17,258	Bongrain SA	1,902,158
100,462	Bouygues	6,861,575
118,326	Casino Guichard-Perrachon SA	13,383,521
189,857	Cie de Saint-Gobain	14,841,957
301,329	Credit Agricole SA	8,173,485
90,739	Essilor International SA	5,387,876

See accompanying notes to the financial statements.

4

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	France — continued
1,103,013	France Telecom SA	37,027,076
3,655	Fromageries Bel	957,724
51,142	Hermes International	5,985,347
82,853	L'Oreal SA	9,832,316
56,145	Michelin SA Class B	5,529,737
703,581	Peugeot SA	53,485,690
289,154	Renault SA	30,895,089
2,682,871	Sanofi-Aventis	198,298,108
266,693	Societe Generale	28,535,941
66,673	Societe Generale NV (New Shares) *	7,326,276
3,957,451	Total SA	298,012,030
	Total France	876,224,654
	Germany — 6.8%
758	Aareal Bank AG	25,780
271,462	Adidas AG	17,229,956
107,805	Allianz SE (Registered)	18,584,851
518,023	BASF AG	66,242,500
163,521	Bayer AG	12,584,482
522,346	Bayerische Motoren Werke AG	28,781,920
697,207	Daimler AG (Registered)	58,059,017
150,896	Deutsche Bank AG (Registered)	16,740,681
325,823	E.ON AG	61,344,586
58,487	Linde AG	7,774,569
106,469	MAN AG	14,043,397
196,304	Muenchener Rueckversicherungs AG (Registered)	34,539,558
181,683	RWE AG	21,995,512
171,703	Salzgitter AG	30,096,438
617,306	SAP AG	29,152,145
574,649	ThyssenKrupp AG	33,046,553
186,022	Volkswagen AG	42,356,227
	Total Germany	492,598,172
	Greece — 0.1%
148,497	Alpha Bank A.E.	4,504,621

See accompanying notes to the financial statements.

5

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Hong Kong — 1.9%
290,000	Cheung Kong Holdings Ltd	4,331,843
5,688,098	CLP Holdings Ltd	44,464,577
535,200	Esprit Holdings Ltd	6,725,872
171,000	Guoco Group	1,940,789
542,700	Hang Seng Bank Ltd	10,272,320
1,094,000	Henderson Land Development Co Ltd	8,493,589
1,636,000	Hong Kong & China Gas	4,764,107
290,700	Hong Kong Aircraft Engineering Co Ltd	6,424,390
4,471,969	Hong Kong Electric Holdings Ltd	25,325,794
564,700	Hong Kong Ferry Co Ltd	543,146
1,302,000	Sino Land	3,253,335
947,000	Sun Hung Kai Properties Ltd	16,502,856
2,664,400	Yue Yuen Industrial Holdings	7,885,204
	Total Hong Kong	140,927,822
	Ireland — 0.6%
580,741	Bank of Ireland	8,169,387
906,394	CRH Plc	33,686,610
	Total Ireland	41,855,997
	Italy — 3.9%
1,152,750	AEM SPA	4,663,351
275,283	Banco Popolare Scarl *	5,205,330
1,142,358	Enel SPA	12,326,503
6,766,600	ENI SPA	233,659,039
141,901	Fiat SPA - Di RISP	2,371,464
174,411	Fondiaria - Sai SPA - Di RISP	5,308,298
291,136	Italcementi SPA - Di RISP	4,427,704
197,819	Luxottica Group SPA	5,449,677
690,888	Mediaset SPA	6,239,318
97,300	Natuzzi SPA ADR *	374,605
779,886	Snam Rete Gas SPA	5,423,238
	Total Italy	285,448,527

See accompanying notes to the financial statements.

6

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — 21.3%
437,470	Acom Co Ltd	12,653,727
310,800	Aiful Corp	5,530,682
371,000	Aisin Seiki Co Ltd	14,777,812
478,900	Asahi Breweries	8,951,598
1,144,000	Asahi Kasei Corp	6,295,823
2,015,000	Cosmo Oil Co Ltd	6,658,498
397,780	Daiichi Sankyo Co Ltd	12,344,505
503,000	Dainippon Ink and Chemicals Inc	1,829,861
320,500	Denso Corp	11,964,759
314,000	Eisai Co Ltd	11,324,228
71,700	FamilyMart Co Ltd	2,112,813
118,800	Fanuc Ltd	11,075,586
81,100	Fast Retailing Co Ltd	5,991,053
3,223,000	Fuji Heavy Industries Ltd	14,060,262
873,000	Fujitsu Ltd	6,211,498
1,779,000	Hitachi Ltd	12,890,318
453,000	Hokkaido Electric Power	10,144,161
3,944,000	Honda Motor Co Ltd	120,391,900
580,600	Hoya Corp	14,731,527
2,074,000	Isuzu Motors Ltd	9,444,456
5,760,000	Itochu Corp	60,654,857
532,600	JFE Holdings Inc	23,731,473
1,069,000	Kao Corp	32,912,181
3,525,000	Kawasaki Kisen Kaisha Ltd	35,757,652
24,700	Keyence Corp	5,763,275
280,000	Konami Corp	9,271,587
642,000	Konica Minolta Holdings Inc	9,095,311
529,000	Kurray Co Ltd	6,310,319
804,800	Kyushu Electric Power Co Inc	20,277,589
5,062,000	Marubeni Corp	38,324,924
527,000	Matsushita Electric Industrial Co Ltd	11,099,358
1,408,000	Mazda Motor Corp	5,737,059
965,500	Mitsubishi Chemical Holdings	6,530,590
2,550,900	Mitsubishi Corp	77,829,189

See accompanying notes to the financial statements.

7

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — continued
1,837,000	Mitsubishi Electric Corp	16,825,919
389,000	Mitsubishi Gas Chemical Co Inc	2,884,740
2,589,000	Mitsui & Co	56,304,106
2,032,000	Mitsui OSK Lines Ltd	26,391,379
3,486,000	Mitsui Trust Holding Inc	24,030,512
108,200	Murata Manufacturing Co Ltd	5,870,709
27,400	Nintendo Co Ltd	13,642,342
2,671,500	Nippon Mining Holdings Inc	15,822,897
5,246,000	Nippon Oil Corp	35,786,496
926,000	Nippon Sheet Glass	4,329,575
2,702,000	Nippon Steel Corp	14,215,763
10,823	Nippon Telegraph & Telephone Corp	47,196,220
3,433,000	Nippon Yusen KK	31,722,397
8,056,100	Nissan Motor Co	72,448,285
87,700	Nitto Denko Corp	4,269,949
34,830	NTT Docomo Inc	51,028,390
177,000	Olympus Corp	5,182,846
163,700	Ono Pharmaceutical Co Ltd	8,264,602
8,812,000	Osaka Gas Co Ltd	35,356,816
361,050	Promise Co Ltd	12,071,161
25,578	Resona Holdings Inc	41,372,778
1,454,000	Ricoh Company Ltd	23,351,430
59,500	Rohm Co Ltd	4,339,665
68,500	Sankyo Co Ltd Gunma	3,660,515
41,048	SBI Holdings Inc	10,053,004
941,900	Sega Sammy Holdings Inc	10,392,114
1,829,500	Seven & I Holdings Co Ltd	45,491,010
610,200	Shin-Etsu Chemical Co Ltd	32,930,286
1,070,000	Shinko Securities Co Ltd	3,672,221
1,054,000	Showa Shell Sekiyu KK	10,693,078
5,790,200	Sojitz Corp	21,704,728
204,400	Sony Corp	9,656,513
457,100	SUMCO Corp	10,108,131
920,000	Sumitomo Chemical Co Ltd	6,368,542

See accompanying notes to the financial statements.

8

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — continued
1,916,100	Sumitomo Corp	27,555,814
598,400	Sumitomo Electric Industries Ltd	8,855,132
197,800	Suzuki Motor Corp	5,342,552
504,000	Taisho Pharmaceutical Co Ltd	10,270,697
837,200	Takeda Pharmaceutical Co Ltd	46,714,947
913,510	Takefuji Corp	23,073,480
159,500	TDK Corp	11,337,701
80,700	Terumo Corp	4,381,795
172,900	Tokyo Electric Power Co Inc	4,442,159
2,833,000	Tokyo Gas Co Ltd	12,708,204
896,000	TonenGeneral Sekiyu KK	8,506,147
848,000	Tosoh Corp	3,032,857
200	Toyota Industries Corp	7,570
137,400	Toyota Tsusho Kaisha	3,488,093
1,263,000	Ube Industries Ltd	3,881,807
894	West Japan Railway Co	4,090,033
15,344	Yahoo Japan Corp	6,821,998
89,000	Yamato Kogyo Co	3,745,288
	Total Japan	1,548,375,824
	Netherlands — 3.4%
4,238,988	Aegon NV	63,307,154
11,644	Gamma Holdings NV	775,480
442,871	Heineken NV	24,978,140
4,080,278	ING Groep NV	135,594,559
256,990	Koninklijke DSM	11,309,221
429,906	Reed Elsevier NV	7,986,818
150,599	TNT NV	5,930,962
	Total Netherlands	249,882,334
	Norway — 0.8%
938,100	DnB NOR ASA	13,722,142
1,202,600	StatoilHydro ASA	36,644,792
121,400	Yara International ASA	6,778,535
	Total Norway	57,145,469

See accompanying notes to the financial statements.

9

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Singapore — 1.8%
2,384,000	Neptune Orient Lines Ltd	5,209,798
3,387,000	Oversea-Chinese Banking Corp	18,271,201
3,258,100	Sembcorp Industries Ltd	10,954,774
4,795,000	SembCorp Marine Ltd	12,280,205
848,000	Singapore Exchange Ltd	4,934,194
4,145,000	Singapore Press Holdings Ltd	12,916,092
17,953,000	Singapore Telecommunications	48,575,678
893,201	Straits Trading Co Ltd	4,302,912
1,133,000	United Overseas Bank Ltd	14,365,764
	Total Singapore	131,810,618
	Spain — 2.3%
118,893	Gas Natural SDG SA	7,204,157
1,039,192	Iberdrola SA	15,008,809
245,536	Inditex SA	12,658,275
1,669,334	Repsol YPF SA	57,586,379
2,496,488	Telefonica SA	72,239,741
	Total Spain	164,697,361
	Sweden — 1.3%
387,125	Hennes & Mauritz AB Class B	21,713,116
1,404,200	Investor AB	29,702,243
572,600	SKF AB Class B	10,531,110
493,800	Svenska Handelsbanken AB Class A	13,756,696
237,300	Swedbank AB	6,413,712
291,500	Tele2 AB Class B	5,123,627
716,500	TeliaSonera AB	5,708,156
408,700	Volvo AB Class A	6,039,866
	Total Sweden	98,988,526
	Switzerland — 4.1%
255,426	CIE Financiere Richemont SA Class A	14,786,288
127,868	Nestle SA (Registered)	61,029,906
2,830,947	Novartis AG (Registered)	139,828,372

See accompanying notes to the financial statements.

10

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Switzerland — continued
28,365	Swatch Group AG	8,325,836
358,963	Swiss Reinsurance Co (Registered)	28,772,143
33,591	Synthes Inc	4,707,493
136,229	Zurich Financial Services AG	42,586,704
	Total Switzerland	300,036,742
	United Kingdom — 21.3%
1,932,712	3i Group Plc	31,236,240
835,467	Alliance & Leicester Plc	9,265,931
571,310	Antofagasta Plc	9,105,726
1,644,004	AstraZeneca Plc	61,448,602
1,934,426	Aviva Plc	23,316,498
3,692,702	Barclays Plc	34,609,180
2,134,998	BG Group Plc	50,324,002
474,654	BHP Billiton Plc	15,184,236
452,836	British American Tobacco Plc	16,979,913
692,866	Cadbury Schweppes Plc	7,712,468
249,251	Capita Group Plc	3,229,634
857,388	Diageo Plc	17,520,571
401,044	FirstGroup Plc	4,578,637
14,306,808	GlaxoSmithKline Plc	312,296,718
3,943,691	HBOS Plc	46,862,708
2,998,337	Home Retail Group	15,315,834
400,379	International Power Plc	3,007,982
4,451,832	Kingfisher Plc	11,491,855
137,170	London Stock Exchange	3,678,437
504,514	Next Plc	12,795,439
6,401,411	Old Mutual Plc	15,812,137
196,978	Reckitt Benckiser Group Plc	10,625,240
581,886	Reed Elsevier Plc	7,323,603
723,713	Rio Tinto Plc	81,423,188
19,768,853	Royal Bank of Scotland Group	149,462,938
1,344,333	Royal Dutch Shell Group Class A (Amsterdam)	48,072,767
3,163,617	Royal Dutch Shell Plc A Shares (London)	113,119,456

See accompanying notes to the financial statements.

11

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United Kingdom — continued
719,788	Royal Dutch Shell Plc B Shares (London)	25,251,577
814,502	Sage Group Plc	3,175,249
343,931	Scottish & Southern Energy Plc	10,056,760
463,122	Smith & Nephew Plc	6,017,400
2,881,273	Taylor Woodrow Plc	9,749,500
1,418,284	Tesco Plc	11,207,704
706,644	Unilever Plc	22,263,715
764,160	United Utilities Plc	10,463,764
98,343,721	Vodafone Group Inc	316,609,586
591,770	Wolseley Plc	7,241,518
127,799	Xstrata Plc	9,969,650
	Total United Kingdom	1,547,806,363
	TOTAL COMMON STOCKS (COST $6,493,177,392)	6,898,832,958
	PREFERRED STOCKS — 0.4%
	Germany — 0.4%
9,049	Villeroy & Boch AG (Non Voting) 4.37%	130,262
200,958	Volkswagen AG 2.02%	28,001,103
	Total Germany	28,131,365
	Italy — 0.0%
67,260	Fiat SPA 3.57%	1,135,788
	TOTAL PREFERRED STOCKS (COST $7,676,890)	29,267,153
	RIGHTS AND WARRANTS — 0.0%
	France — 0.0%
1	Societe Generale Rights, Expires 02/29/08 * (b)	9
	TOTAL RIGHTS AND WARRANTS (COST $7)	9

See accompanying notes to the financial statements.

12

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.8%
21,714,791	Bank of New York Mellon Institutional Cash Reserves Fund (c)	21,714,791
251,100,000	ING Bank Time Deposit, 3.13%, due 03/03/08	251,100,000
	TOTAL SHORT-TERM INVESTMENTS (COST $272,814,791)	272,814,791
	TOTAL INVESTMENTS — 99.0% (Cost $6,773,669,080)	7,200,914,911
	Other Assets and Liabilities (net) — 1.0%	75,048,280
	TOTAL NET ASSETS — 100.0%	$7,275,963,191

See accompanying notes to the financial statements.

13

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/23/08	CAD	13,782,806	$13,980,951	$349,657
5/23/08	CAD	14,200,467	14,404,616	384,628
5/23/08	CAD	13,782,806	13,980,951	370,320
5/23/08	CHF	92,224,989	88,588,717	4,228,620
5/23/08	CHF	92,224,989	88,588,717	4,265,567
5/23/08	CHF	92,224,989	88,588,717	4,237,879
5/23/08	CHF	92,224,989	88,588,717	4,310,029
5/23/08	CHF	92,224,989	88,588,717	4,204,305
5/23/08	CHF	92,224,989	88,588,717	4,111,165
5/23/08	CHF	92,224,989	88,588,717	4,078,652
5/23/08	JPY	9,056,555,018	87,584,411	2,673,270
5/23/08	JPY	5,279,470,018	51,056,861	1,650,452
5/23/08	JPY	5,279,470,018	51,056,861	1,764,391
5/23/08	JPY	5,279,470,018	51,056,861	1,792,265
5/23/08	JPY	5,279,470,018	51,056,861	1,752,284
5/23/08	JPY	5,279,470,018	51,056,861	1,621,769
5/23/08	JPY	5,279,470,018	51,056,861	1,640,741
5/23/08	NZD	24,638,081	19,440,883	(28,128)
5/23/08	NZD	26,177,961	20,655,938	13,045
5/23/08	NZD	26,177,961	20,655,938	12,784
5/23/08	NZD	26,177,961	20,655,938	15,401
5/23/08	NZD	24,638,081	19,440,883	58,351
5/23/08	NZD	26,177,961	20,655,938	(19,572)
5/23/08	SEK	327,172,145	52,860,430	1,341,315
5/23/08	SEK	327,172,145	52,860,430	1,299,907
5/23/08	SEK	327,172,145	52,860,430	1,250,228
5/23/08	SEK	327,172,145	52,860,430	1,272,371
5/23/08	SEK	327,172,145	52,860,430	1,294,217
5/23/08	SEK	327,172,145	52,860,430	1,249,560
5/23/08	SEK	327,172,145	52,860,430	1,261,167
5/23/08	SGD	34,468,502	24,793,767	262,772
5/23/08	SGD	34,468,502	24,793,767	295,724

See accompanying notes to the financial statements.

14

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Forward Currency Contracts — continued

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
5/23/08	SGD	34,468,502	$24,793,767	$281,089
5/23/08	SGD	34,468,502	24,793,767	299,363
5/23/08	SGD	34,468,502	24,793,767	295,028
5/23/08	SGD	34,468,502	24,793,767	270,224
5/23/08	SGD	34,468,502	24,793,767	279,346
			$1,721,498,011	$54,440,186
Sales
5/23/08	AUD	43,633,814	$40,211,323	$(501,498)
5/23/08	AUD	43,633,814	40,211,323	(452,192)
5/23/08	AUD	43,633,814	40,211,323	(440,454)
5/23/08	AUD	43,633,814	40,211,323	(478,023)
5/23/08	AUD	43,633,814	40,211,323	(501,672)
5/23/08	AUD	43,633,814	40,211,323	(483,172)
5/23/08	AUD	43,633,814	40,211,323	(525,060)
5/23/08	DKK	19,375,920	3,936,275	(115,974)
5/23/08	DKK	18,806,040	3,820,502	(115,463)
5/23/08	DKK	18,806,040	3,820,502	(113,491)
5/23/08	EUR	75,444,309	114,207,092	(3,743,585)
5/23/08	EUR	34,008,309	51,481,551	(1,512,123)
5/23/08	EUR	34,008,309	51,481,551	(1,519,979)
5/23/08	EUR	34,008,309	51,481,551	(1,513,822)
5/23/08	EUR	34,008,309	51,481,551	(1,509,062)
5/23/08	EUR	34,008,309	51,481,551	(1,505,457)
5/23/08	EUR	34,008,309	51,481,551	(1,525,896)
5/23/08	GBP	35,839,041	70,798,950	(1,263,326)
5/23/08	GBP	35,839,041	70,798,950	(1,335,363)
5/23/08	GBP	35,839,041	70,798,950	(1,331,779)
5/23/08	GBP	35,839,041	70,798,950	(1,334,252)
5/23/08	GBP	35,839,041	70,798,950	(1,289,955)
5/23/08	GBP	35,839,041	70,798,950	(1,280,887)
5/23/08	GBP	35,839,041	70,798,950	(1,315,472)
5/23/08	HKD	147,045,302	18,924,213	(37,112)
5/23/08	HKD	147,045,302	18,924,213	(39,082)
5/23/08	HKD	151,501,221	19,497,675	(39,516)

See accompanying notes to the financial statements.

15

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Forward Currency Contracts — continued

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
5/23/08	NOK	83,516,503	$15,914,979	$(372,612)
5/23/08	NOK	86,047,306	16,397,251	(393,517)
5/23/08	NOK	83,516,503	15,914,979	(382,226)
5/23/08	NZD	21,106,667	16,654,391	(377,035)
5/23/08	NZD	21,106,667	16,654,391	(375,875)
5/23/08	NZD	21,106,667	16,654,391	(372,920)
5/23/08	SEK	340,041,000	54,939,621	(2,347,814)
			$1,422,221,692	$(30,445,666)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1,344	DAX	March 2008	$344,239,905	$(55,798,208)
250	Hang Seng	March 2008	38,891,316	1,083,199
1,374	MSCI Singapore	March 2008	73,383,755	(2,077,881)
46	S&P/MIB	March 2008	11,755,658	(272,029)
			$468,270,634	$(57,064,919)
Sales
11	AEX	March 2008	$1,494,619	$20,970
79	CAC 40	March 2008	5,753,826	96,750
134	FTSE 100	March 2008	15,528,557	328,363
670	IBEX 35	March 2008	134,316,044	217,168
60	OMXS 30	March 2008	941,924	5,732
295	S&P Toronto 60	March 2008	47,721,514	(496,181)
130	SPI 200	March 2008	16,845,219	1,691,550
64	TOPIX Index	March 2008	8,134,758	15,400
			$230,736,461	$1,879,752

As of February 29, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

16

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

ADR - American Depositary Receipt

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  As of February 29, 2008, the Fund elected to sell these rights but the sale did not occur until after the Fund's year end.

(c)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 29, 2008, 90.71% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

See accompanying notes to the financial statements.

17

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value, including securities on loan of $20,047,211 (cost $6,773,669,080) (Note 2)	$7,200,914,911
Foreign currency, at value (cost $5,106,940) (Note 2)	5,150,896
Receivable for investments sold	4,807,932
Receivable for Fund shares sold	30,251,029
Dividends and interest receivable	13,354,813
Foreign taxes receivable	1,783,113
Unrealized appreciation on open forward currency contracts (Note 2)	54,487,886
Receivable for collateral on open futures contracts (Note 2)	67,130,000
Receivable for expenses reimbursed by Manager (Note 3)	355,395
Total assets	7,378,235,975
Liabilities:
Due to custodian	539,869
Collateral on securities loaned, at value (Note 2)	21,714,791
Payable for investments purchased	9,618,556
Payable for Fund shares repurchased	29,323,698
Payable to affiliate for (Note 3):
Management fee	3,092,258
Shareholder service fee	686,993
Administration fee – Class M	2,929
Trustees and Chief Compliance Officer of GMO Trust fees	8,600
Payable for 12b-1 fee – Class M	7,864
Unrealized depreciation on open forward currency contracts (Note 2)	30,493,366
Payable for variation margin on open futures contracts (Note 2)	5,510,928
Accrued expenses	1,272,932
Total liabilities	102,272,784
Net assets	$7,275,963,191

See accompanying notes to the financial statements.

18

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008 — (Continued)

Net assets consist of:
Paid-in capital	$6,397,543,740
Accumulated undistributed net investment income	84,019,314
Accumulated net realized gain	397,961,965
Net unrealized appreciation	396,438,172
$7,275,963,191
Net assets attributable to:
Class II shares	$510,005,986
Class III shares	$2,615,878,046
Class IV shares	$4,131,392,501
Class M shares	$18,686,658
Shares outstanding:
Class II	17,178,662
Class III	87,274,536
Class IV	137,900,530
Class M	631,255
Net asset value per share:
Class II	$29.69
Class III	$29.97
Class IV	$29.96
Class M	$29.60

See accompanying notes to the financial statements.

19

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends (net of withholding taxes of $25,382,372)	$250,679,585
Interest	14,763,179
Securities lending income	7,300,041
Total investment income	272,742,805
Expenses:
Management fee (Note 3)	44,567,395
Shareholder service fee – Class II (Note 3)	1,257,314
Shareholder service fee – Class III (Note 3)	4,290,994
Shareholder service fee – Class IV (Note 3)	4,320,913
12b-1 fee – Class M (Note 3)	50,094
Administration fee – Class M (Note 3)	40,075
Custodian and fund accounting agent fees	3,279,718
Transfer agent fees	76,623
Audit and tax fees	135,819
Legal fees	179,880
Trustees fees and related expenses (Note 3)	90,076
Registration fees	46,775
Miscellaneous	105,870
Total expenses	58,441,546
Fees and expenses reimbursed by Manager (Note 3)	(3,737,235)
Net expenses	54,704,311
Net investment income (loss)	218,038,494
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	1,144,366,689
Closed futures contracts	69,258,238
Foreign currency, forward contracts and foreign currency related transactions	60,896,192
Net realized gain (loss)	1,274,521,119
Change in net unrealized appreciation (depreciation) on:
Investments	(1,484,624,256)
Open futures contracts	(53,985,887)
Foreign currency, forward contracts and foreign currency related transactions	16,186,155
Net unrealized gain (loss)	(1,522,423,988)
Net realized and unrealized gain (loss)	(247,902,869)
Net increase (decrease) in net assets resulting from operations	$(29,864,375)

See accompanying notes to the financial statements.

20

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$218,038,494	$165,472,351
Net realized gain (loss)	1,274,521,119	597,081,731
Change in net unrealized appreciation (depreciation)	(1,522,423,988)	585,852,751
Net increase (decrease) in net assets from operations	(29,864,375)	1,348,406,833
Distributions to shareholders from:
Net investment income
Class II	(12,407,304)	(8,365,929)
Class III	(65,215,261)	(39,875,988)
Class IV	(109,936,051)	(70,325,262)
Class M	(443,458)	(208,724)
Total distributions from net investment income	(188,002,074)	(118,775,903)
Net realized gains
Class II	(69,248,911)	(48,849,679)
Class III	(349,607,893)	(226,473,274)
Class IV	(574,842,698)	(379,033,945)
Class M	(2,604,560)	(1,509,855)
Total distributions from net realized gains	(996,304,062)	(655,866,753)
	(1,184,306,136)	(774,642,656)
Net share transactions (Note 7):
Class II	29,246,584	(56,916,409)
Class III	350,165,933	(325,585,440)
Class IV	254,901,122	1,130,419,119
Class M	4,852,998	(14,361,930)
Increase (decrease) in net assets resulting from net share transactions	639,166,637	733,555,340
Total increase (decrease) in net assets	(575,003,874)	1,307,319,517
Net assets:
Beginning of period	7,850,967,065	6,543,647,548
End of period (including accumulated undistributed net investment income of $84,019,314 and distributions in excess of net investment income of $23,501,366, respectively)	$7,275,963,191	$7,850,967,065

See accompanying notes to the financial statements.

21

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$34.99	$32.35	$29.04	$24.18	$16.04
Income (loss) from investment operations:
Net investment income (loss)†	0.93	0.79	0.65	0.49	0.44
Net realized and unrealized gain (loss)	(0.86)	5.60	4.45	5.07	8.31
Total from investment operations	0.07	6.39	5.10	5.56	8.75
Less distributions to shareholders:
From net investment income	(0.83)	(0.54)	(0.36)	(0.66)	(0.61)
From net realized gains	(4.54)	(3.21)	(1.43)	(0.04)	—
Total distributions	(5.37)	(3.75)	(1.79)	(0.70)	(0.61)
Net asset value, end of period	$29.69	$34.99	$32.35	$29.04	$24.18
Total Return(a)	(1.11)%	20.46%	18.16%	23.17%	54.99%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$510,006	$564,440	$567,313	$231,695	$85,625
Net expenses to average daily net assets	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income to average daily net assets	2.59%	2.32%	2.16%	1.88%	2.15%
Portfolio turnover rate	47%	36%	38%	46%	44%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.04%	0.06%	0.07%	0.09%

†  Calculated using average shares outstanding throughout the period.

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

See accompanying notes to the financial statements.

22

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$35.28	$32.59	$29.23	$24.32	$16.13
Income (loss) from investment operations:
Net investment income (loss)†	0.94	0.81	0.72	0.59	0.45
Net realized and unrealized gain (loss)	(0.86)	5.66	4.44	5.02	8.36
Total from investment operations	0.08	6.47	5.16	5.61	8.81
Less distributions to shareholders:
From net investment income	(0.85)	(0.57)	(0.37)	(0.66)	(0.62)
From net realized gains	(4.54)	(3.21)	(1.43)	(0.04)	—
Total distributions	(5.39)	(3.78)	(1.80)	(0.70)	(0.62)
Net asset value, end of period	$29.97	$35.28	$32.59	$29.23	$24.32
Total Return(a)	(1.06)%	20.54%	18.26%	23.28%	55.05%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,615,878	$2,703,050	$2,795,610	$1,804,485	$1,350,850
Net expenses to average daily net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income to average daily net assets	2.61%	2.36%	2.39%	2.30%	2.22%
Portfolio turnover rate	47%	36%	38%	46%	44%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.04%	0.06%	0.07%	0.09%

†  Calculated using average shares outstanding throughout the period.

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

See accompanying notes to the financial statements.

23

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$35.26	$32.58	$29.22	$24.31	$16.12
Income (loss) from investment operations:
Net investment income (loss)†	0.96	0.80	0.74	0.54	0.43
Net realized and unrealized gain (loss)	(0.85)	5.68	4.43	5.09	8.39
Total from investment operations	0.11	6.48	5.17	5.63	8.82
Less distributions to shareholders:
From net investment income	(0.87)	(0.59)	(0.38)	(0.68)	(0.63)
From net realized gains	(4.54)	(3.21)	(1.43)	(0.04)	—
Total distributions	(5.41)	(3.80)	(1.81)	(0.72)	(0.63)
Net asset value, end of period	$29.96	$35.26	$32.58	$29.22	$24.31
Total Return(a)	(0.98)%	20.61%	18.32%	23.37%	55.15%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$4,131,392	$4,566,106	$3,150,741	$2,193,988	$863,612
Net expenses to average daily net assets	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income to average daily net assets	2.67%	2.32%	2.45%	2.06%	2.08%
Portfolio turnover rate	47%	36%	38%	46%	44%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.04%	0.06%	0.07%	0.09%

†  Calculated using average shares outstanding throughout the period.

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

See accompanying notes to the financial statements.

24

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2008	2007	2006	2005	2004(a)
Net asset value, beginning of period	$34.93	$32.28	$28.98	$24.15	$20.92
Income (loss) from investment operations:
Net investment income (loss)†	0.79	0.68	0.61	0.44	0.01
Net realized and unrealized gain (loss)	(0.81)	5.62	4.41	5.04	3.73
Total from investment operations	(0.02)	6.30	5.02	5.48	3.74
Less distributions to shareholders:
From net investment income	(0.77)	(0.44)	(0.29)	(0.61)	(0.51)
From net realized gains	(4.54)	(3.21)	(1.43)	(0.04)	—
Total distributions	(5.31)	(3.65)	(1.72)	(0.65)	(0.51)
Net asset value, end of period	$29.60	$34.93	$32.28	$28.98	$24.15
Total Return(b)	(1.36)%	20.18%	17.92%	22.88%	18.06	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$18,687	$17,371	$29,984	$18,347	$7,408
Net expenses to average daily net assets	0.99%	0.99%	0.99%	0.99%	0.99	%*
Net investment income to average daily net assets	2.22%	2.00%	2.07%	1.72%	0.12	%*
Portfolio turnover rate	47%	36%	38%	46%	44	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.04%	0.06%	0.07%	0.09	%*

(a)  Period from October 2, 2003 (commencement of operations) to February 29, 2004.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 29, 2004.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

25

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO International Intrinsic Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Index. The Fund typically makes equity investments in companies from developed countries, other than the U.S.

Throughout the year ended February 29, 2008, the Fund had four classes of shares outstanding: Class II, Class III, Class IV and Class M. Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 3). The principal economic difference among the classes of shares is the type and level of fees borne by the classes.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close

26

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day.

27

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

28

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the

29

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had loaned securities valued by the Fund at $20,047,211, collateralized by cash in the amount of $21,714,791, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to derivative contract transactions, foreign currency transactions, losses on wash sale transactions and passive foreign investment company transactions.

30

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$77,484,260	$(77,430,827)	$(53,433)

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$329,444,076	$270,198,860
Long-term capital gains	854,862,060	504,443,796
Total distributions	$1,184,306,136	$774,642,656

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$115,287,672
Undistributed long-term capital gain	$401,581,471

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,785,124,535	$889,869,963	$(474,079,587)	$415,790,376

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if

31

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

32

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, and 0.09% for Class IV shares.

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of average daily Class M net assets for support services provided to Class M shareholders.

Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of certain other services incidental thereto. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily Class M net assets. This fee may be spent on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding administration and distribution (12b-1) fees (Class M only), shareholder service fees (Class II, III and IV only), fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.54% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $78,576 and $33,892, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

33

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $3,727,509,363 and $4,033,587,834, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, there were no shareholders individually holding in excess of 10% of the Fund's outstanding shares.

As of February 29, 2008, 0.25% of the Fund's shares were held by twelve related parties comprised of certain GMO employee accounts, and 55.66% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class II:	Shares	Amount	Shares	Amount
Shares sold	2,870,488	$104,261,777	5,095,447	$178,165,420
Shares issued to shareholders in reinvestment of distributions	2,225,434	73,788,974	1,546,695	52,194,974
Shares repurchased	(4,046,894)	(148,804,167)	(8,046,545)	(287,276,803)
Net increase (decrease)	1,049,028	$29,246,584	(1,404,403)	$(56,916,409)

34

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	11,261,644	$401,290,984	14,491,808	$507,451,764
Shares issued to shareholders in reinvestment of distributions	12,081,961	403,817,120	7,640,858	259,775,124
Shares repurchased	(12,684,964)	(454,942,171)	(31,298,044)	(1,092,812,328)
Net increase (decrease)	10,658,641	$350,165,933	(9,165,378)	$(325,585,440)
	Year Ended February 29, 2008		Year Ended February 28, 2007
Class IV:	Shares	Amount	Shares	Amount
Shares sold	25,699,917	$891,693,160	40,351,070	$1,405,437,963
Shares issued to shareholders in reinvestment of distributions	19,888,170	664,131,421	12,864,438	437,301,495
Shares repurchased	(37,173,406)	(1,300,923,459)	(20,437,344)	(712,320,339)
Net increase (decrease)	8,414,681	$254,901,122	32,778,164	$1,130,419,119
	Year Ended February 29, 2008		Year Ended February 28, 2007
Class M:	Shares	Amount	Shares	Amount
Shares sold	245,514	$9,021,667	154,337	$5,220,668
Shares issued to shareholders in reinvestment of distributions	92,415	3,048,018	50,922	1,714,741
Shares repurchased	(204,043)	(7,216,687)	(636,857)	(21,297,339)
Net increase (decrease)	133,886	$4,852,998	(431,598)	$(14,361,930)

35

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Intrinsic Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Intrinsic Value Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

36

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $35,000,000 account value divided by $1,000 = 35,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

37

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 29, 2008 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class II
1) Actual	0.76%	$1,000.00	$934.60	$3.66
2) Hypothetical	0.76%	$1,000.00	$1,021.08	$3.82
Class III
1) Actual	0.69%	$1,000.00	$934.70	$3.32
2) Hypothetical	0.69%	$1,000.00	$1,021.43	$3.47
Class IV
1) Actual	0.63%	$1,000.00	$935.10	$3.03
2) Hypothetical	0.63%	$1,000.00	$1,021.73	$3.17
Class M
1) Actual	0.99%	$1,000.00	$933.30	$4.76
2) Hypothetical	0.99%	$1,000.00	$1,019.94	$4.97

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

38

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $854,862,060 from long-term capital gains.

During the year ended February 29, 2008, the Fund paid foreign taxes of $25,115,924 and recognized foreign source income of $276,061,957.

For taxable, non-corporate shareholders, 59.90% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $141,442,002 or if determined to be different, the qualified short-term gains of such year.

39

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

40

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

41

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

42

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

43

GMO Global Bond Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Global Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global Bond Fund returned +6.5% for the fiscal year ended February 29, 2008, compared with the +16.5% return for the JPMorgan Global Government Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund underperformed the benchmark during the fiscal year by 10%. Cash management was the primary contributor to negative performance for the fiscal year, followed by interest-rate strategy, currency selection, and emerging debt exposure losses.

More than 60% of the fiscal year's underperformance was due to mark-to-market losses in the cash collateral pools of two funds in which the Fund invests a substantial portion of its total assets: the GMO Short Duration Collateral Fund (SDCF) and the GMO World Opportunity Overlay Fund (WOOF). SDCF and WOOF primarily invest cash in high quality U.S. and foreign floating-rate fixed income securities, mainly asset-backed securities, seeking to earn a LIBOR-type return. The cash positions in SDCF and WOOF collateralize derivatives positions that seek to deliver the return of the benchmark as well as create active exposures in global interest-rate and currency markets.

With the extreme price volatility of AAA-credit quality asset-backed securities during the year, the cash pools in SDCF and WOOF underperformed LIBOR by nearly 700 basis points, directly contributing to the Global Bond Fund's underperformance given the Fund's 91% exposure to these two funds.

Further Fund underperformance was attributable to interest-rate and currency strategies. For much of the fiscal year, the Fund was overweight Australian, Euro-area, Swedish, Swiss, and Canadian interest-rate markets relative to Japanese, U.K., and U.S. markets. However, the U.S., U.K., and Japanese markets were among the top performers, detracting from performance. Similar results came out of two other cross-sectional models implemented in swaps. Further, the slope and volatility strategies also underperformed, leaving only the U.S. Eurodollar directional strategy and opportunistic trading with positive contributions for the year.

GMO Global Bond Fund

(A Series of GMO Trust)

Management Discussion and Analysis of Fund Performance — (Continued)

In currencies, the largest negative contributors were underweight positions in euros, yen, and Canadian dollars, as well as an overweight position in Australian dollars. Partially offsetting losses were gains from overweight positions in the Swiss franc, Norwegian krone, and sterling. A major risk aversion episode during the fiscal year, prompted by the turmoil in structured credit markets, persisted for much of the third and fourth quarters. Our choice of a defensive currency during this episode, the Swiss franc, was incorrect, as risk aversion manifested itself in a swift rise in the yen, in which the Fund remained underweight. In addition, a drastic change in the relative volatilities of the currencies in August resulted in a shifting of risk positions into less advantageous, and ultimately unprofitable, intra-European trades.

A relatively minor contribution to negative performance came from the small exposure to emerging debt, where spread widening on the asset class contributed negatively, as did negative contributions from country selection.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

This page has been left blank intentionally.

GMO Global Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	87.4%
Short-Term Investments	8.7
Forward Currency Contracts	3.3
Futures	1.0
Swaps	0.5
Options Purchased	0.3
Loan Participations	0.1
Loan Assignments	0.1
Rights and Warrants	0.0
Promissory Notes	0.0
Written Options	(0.1)
Reverse Repurchase Agreements	(0.6)
Other	(0.7)
100.0%
Country / Region Summary**	% of Investments
Euro Region***	32.7%
Japan	31.6
United States	21.4
Australia	6.0
Canada	5.1
Emerging	2.5
Switzerland	2.5
Denmark	0.1
Sweden	0.1
United Kingdom	(2.0)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO Global Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Par Value / Shares		Description	Value ($)
		DEBT OBLIGATIONS — 1.2%
		Australia — 0.2%
		Asset-Backed Securities
USD	857,273	Medallion Trust, Series 03-1G, Class A, Variable Rate, 3 mo. LIBOR + .19%, 5.10%, due 12/21/33	830,149
		United Kingdom — 0.1%
		Asset-Backed Securities
GBP	87,102	RMAC, Series 03-NS2A Class A2A, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .40%, 7.03%, due 09/12/35	173,042
		United States — 0.9%
		U.S. Government
USD	3,000,000	U.S. Treasury Note, 2.63%, due 05/15/08 (a)	3,004,218
		TOTAL DEBT OBLIGATIONS (COST $3,995,850)	4,007,409
		MUTUAL FUNDS — 93.8%
		United States — 93.8%
		Affiliated Issuers
	982,617	GMO Emerging Country Debt Fund, Class III	9,885,128
	10,060,308	GMO Short-Duration Collateral Fund	241,749,211
	45,838	GMO Special Purpose Holding Fund (b) (c)	57,756
	2,572,687	GMO World Opportunity Overlay Fund	66,066,597
		Total United States	317,758,692
		TOTAL MUTUAL FUNDS (COST $334,255,175)	317,758,692

See accompanying notes to the financial statements.

2

GMO Global Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.0%
	Money Market Funds — 0.4%
1,298,258	State Street Institutional Liquid Reserves Fund-Institutional Class	1,298,258
	Other Short-Term Investments — 0.6%
2,000,000	U.S. Treasury Bill, 2.05%, due 04/17/08 (a) (d)	1,994,647
	TOTAL SHORT-TERM INVESTMENTS (COST $3,292,905)	3,292,905
	TOTAL INVESTMENTS — 96.0% (Cost $341,543,930)	325,059,006
	Other Assets and Liabilities (net) — 4.0%	13,555,485
	TOTAL NET ASSETS — 100.0%	$338,614,491

See accompanying notes to the financial statements.

3

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
3/04/08	AUD	7,100,000	$6,614,005	$334,038
3/04/08	AUD	3,200,000	2,980,960	13,104
5/06/08	AUD	5,300,000	4,897,511	(84,489)
5/06/08	AUD	5,000,000	4,620,293	(22,307)
3/11/08	CAD	4,900,000	4,977,692	135,009
4/01/08	CHF	28,700,000	27,562,243	1,143,803
4/15/08	EUR	98,300,000	149,038,556	6,995,055
3/25/08	GBP	6,600,000	13,096,512	75,752
3/25/08	GBP	4,500,000	8,929,440	141,220
3/25/08	GBP	1,900,000	3,770,208	684
4/22/08	JPY	10,642,500,000	102,741,304	3,814,924
4/22/08	JPY	30,000,000	289,616	10,198
4/08/08	NZD	3,000,000	2,385,910	53,410
4/08/08	NZD	3,000,000	2,385,910	(34,370)
4/08/08	NZD	5,500,000	4,374,168	(77,422)
			$338,664,328	$12,498,609
Sales
3/04/08	AUD	5,000,000	$4,657,750	$(295,350)
3/04/08	AUD	5,300,000	4,937,215	85,277
3/11/08	CAD	4,100,000	4,165,008	19,220
4/01/08	CHF	22,500,000	21,608,030	(729,955)
4/15/08	EUR	2,600,000	3,942,016	(133,224)
4/15/08	EUR	3,000,000	4,548,481	(14,041)
4/08/08	NZD	1,500,000	1,192,955	(16,220)
			$45,051,455	$(1,084,293)

See accompanying notes to the financial statements.

4

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
3/18/08	EUR	11,400,000	SEK	107,168,160	$70,604
3/18/08	SEK	64,940,620	EUR	6,900,000	(55,001)
4/29/08	EUR	9,700,000	NOK	76,503,900	(89,028)
4/29/08	NOK	23,668,500	EUR	3,000,000	26,102
					$(47,323)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
79	Australian Government Bond 10 Yr.	March 2008	$7,229,306	$10,858
166	Australian Government Bond 3 Yr.	March 2008	15,202,588	29,972
176	Canadian Government Bond 10 Yr.	June 2008	21,082,449	424,921
207	Euro BOBL	March 2008	34,990,951	587,622
392	Euro Bund	March 2008	69,664,139	1,114,873
79	Japanese Government Bond 10 Yr. (TSE)	March 2008	105,295,312	1,488,115
88	U.S. Long Bond (CBT)	June 2008	10,439,000	236,299
24	U.S. Treasury Note 10 Yr.	June 2008	2,814,750	51,445
71	U.S. Treasury Note 5 Yr. (CBT)	June 2008	8,111,750	109,112
			$274,830,245	$4,053,217
Sales
20	Euro Bund	March 2008	$3,554,293	$(30,091)
370	Federal Fund 30 day	March 2008	150,070,130	(23,184)
108	U.S. Treasury Note 2 Yr. (CBT)	June 2008	23,211,563	(148,746)
82	UK Gilt Long Bond	June 2008	17,973,702	(307,248)
			$194,809,688	$(509,269)

See accompanying notes to the financial statements.

5

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
13,300,000	CHF	3/19/2013	JP Morgan	Receive	3.00%	6 month
				Chase Bank		CHF LIBOR	$87,619
3,100,000	AUD	3/19/2018	JP Morgan Chase Bank	Receive	7.07%	6 month AUD BBSW	(39,185)
3,000,000	EUR	3/21/2030	UBS Warburg	Receive	5.90%	3 Month Floating Rate EUR LIBOR	845,580
					Premiums to (Pay) Receive	$45,389	$894,014

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
75,000,000	USD	9/24/2008	JP Morgan Chase Bank	3 month	Return on
				LIBOR -0.03%	JP Morgan
					Hedged Traded
					Total Return
					Government
					Bond Index	$1,604,125
				Premiums to (Pay) Receive	$—	$1,604,125

As of February 29, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

6

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBSW - Bank Bill Swap Reference Rate

LIBOR - London Interbank Offered Rate

RMAC - Residential Mortgage Acceptance Corp.

Variable rate - The rates shown on variable rate notes are the current interest rates at February 29, 2008, which are subject to change based on the terms of the security.

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  Underlying investment represents interests in defaulted securities.

(d)  Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.

7

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $7,288,755) (Note 2)	$7,300,314
Investments in affiliated issuers, at value (cost $334,255,175) (Notes 2 and 8)	317,758,692
Interest receivable	39,710
Unrealized appreciation on open forward currency contracts (Note 2)	12,918,400
Receivable for variation margin on open futures contracts (Note 2)	1,681,038
Interest receivable for open swap contracts	140,889
Receivable for open swap contracts (Note 2)	2,537,324
Receivable for expenses reimbursed by Manager (Note 3)	12,715
Total assets	342,389,082
Liabilities:
Payable for investments purchased	2,000,000
Payable to broker for closed futures contracts	1,964
Payable to affiliate for (Note 3):
Management fee	49,678
Shareholder service fee	39,219
Trustees and Chief Compliance Officer of GMO Trust fees	363
Unrealized depreciation on open forward currency contracts (Note 2)	1,551,407
Payable for open swap contracts (Note 2)	39,185
Accrued expenses	92,775
Total liabilities	3,774,591
Net assets	$338,614,491
Net assets consist of:
Paid-in capital	$351,242,775
Accumulated undistributed net investment income	403,110
Accumulated net realized loss	(14,000,571)
Net unrealized appreciation	969,177
$338,614,491
Net assets attributable to:
Class III shares	$338,614,491
Shares outstanding:
Class III	38,934,674
Net asset value per share:
Class III	$8.70

See accompanying notes to the financial statements.

8

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$12,565,241
Interest	1,110,784
Dividends	71,822
Total investment income	13,747,847
Expenses:
Management fee (Note 3)	498,264
Shareholder service fee – Class III (Note 3)	393,366
Custodian, fund accounting agent and transfer agent fees	118,794
Audit and tax fees	60,190
Legal fees	6,827
Trustees fees and related expenses (Note 3)	2,392
Registration fees	4,154
Miscellaneous	4,345
Total expenses	1,088,332
Fees and expenses reimbursed by Manager (Note 3)	(36,536)
Expense reductions (Note 2)	(394)
Indirectly incurred fees waived or borne by Manager (Note 3)	(32,971)
Shareholder service fee waived (Note 3)	(11,709)
Net expenses	1,006,722
Net investment income (loss)	12,741,125
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	664,965
Investments in affiliated issuers	389,157
Realized gains distributions from affiliated issuers (Note 8)	595,307
Closed futures contracts	(1,108,056)
Closed swap contracts	(145,542)
Foreign currency, forward contracts and foreign currency related transactions	10,028,680
Net realized gain (loss)	10,424,511
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,251,362)
Investments in affiliated issuers	(18,809,113)
Open futures contracts	3,838,891
Open swap contracts	1,317,373
Foreign currency, forward contracts and foreign currency related transactions	11,550,391
Net unrealized gain (loss)	(3,353,820)
Net realized and unrealized gain (loss)	7,070,691
Net increase (decrease) in net assets resulting from operations	$19,811,816

See accompanying notes to the financial statements.

9

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$12,741,125	$7,675,517
Net realized gain (loss)	10,424,511	7,986,161
Change in net unrealized appreciation (depreciation)	(3,353,820)	(588,542)
Net increase (decrease) in net assets from operations	19,811,816	15,073,136
Distributions to shareholders from:
Net investment income
Class III	(23,714,054)	(7,434,973)
Net share transactions (Note 7):
Class III	157,195,473	9,358,867
Total increase (decrease) in net assets	153,293,235	16,997,030
Net assets:
Beginning of period	185,321,256	168,324,226
End of period (including accumulated undistributed net investment income of $403,110 and $1,299,063, respectively)	$338,614,491	$185,321,256

See accompanying notes to the financial statements.

10

GMO Global Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$8.92		$8.53	$9.11	$8.73	$9.20
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.42		0.38	0.18	0.21	0.12
Net realized and unrealized gain (loss)	0.11		0.38	(0.57)	0.63	1.42
Total from investment operations	0.53		0.76	(0.39)	0.84	1.54
Less distributions to shareholders:
From net investment income	(0.75)		(0.37)	(0.19)	(0.46)	—
From net realized gains	—		—	—	—	(1.90)
Return of capital	—		—	—	—	(0.11)
Total distributions	(0.75)		(0.37)	(0.19)	(0.46)	(2.01)
Net asset value, end of period	$8.70		$8.92	$8.53	$9.11	$8.73
Total Return(b)	6.50%		8.99%	(4.33)%	9.52%	20.21%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$338,614		$185,321	$168,324	$170,750	$138,684
Net expenses to average daily net assets(c)	0.38	%(d)	0.39%	0.37%	0.33%	0.32%
Net investment income to average daily net assets(a)	4.86%		4.33%	2.12%	2.40%	1.44%
Portfolio turnover rate	20%		22%	20%	38%	45%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.03%		0.06%	0.07%	0.12%	0.12%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

11

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Global Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of the JPMorgan Global Government Bond Index. The Fund typically invests in bonds included in the JPMorgan Global Government Bond Index and in securities and instruments with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. The Fund may invest a substantial portion of its assets in shares of Short-Duration Collateral Fund; in futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives; in investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; in shares of GMO World Opportunity Overlay Fund; and up to 5% of the Fund's total assets in sovereign debt of emerging countries (including below investment grade securities), primarily through investment in shares of GMO Emerging Country Debt Fund ("ECDF").

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available without charge, upon request by calling (617) 346-7646 (collect). Shares of the GMO Short-Duration Collateral Fund, the GMO World Opportunity Overlay Fund and the GMO Special Purpose Holding Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

12

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 30.66% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the securities' market values and changes in interest rates.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 29, 2008, the Fund received $297,305 through SPHF in conjunction with settlement agreements related to the default of those securities.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in

13

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each

14

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their

15

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

16

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision

17

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions and partnership interest tax allocations.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$10,076,976	$(10,123,079)	$46,103

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$23,714,054	$7,434,973
Total distributions	$23,714,054	$7,434,973

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

18

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$19,732,753

As of February 29, 2008, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/29/2012	$(7,605,871)
2/28/2014	(7,575,780)
2/28/2015	(269,796)
Total	$(15,451,447)

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$346,829,505	$96,439	$(21,866,938)	$(21,770,499)

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

19

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.19% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee

20

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2008 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's CCO (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.014%	0.004%	0.037%	0.055%

21

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $2,116 and $1,230, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 29, 2008, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$7,488,854	$9,882,626
Investments (non-U.S. Government securities)	201,993,431	41,636,033

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 65.90% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 0.01% of the Fund's shares were held by two related parties comprised of certain GMO employee accounts, and 28.74% of the Fund's shares were held by accounts for which the Manager has investment discretion.

22

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	15,937,195	$139,052,495	2,029,627	$17,848,889
Shares issued to shareholders in reinvestment of distributions	2,820,633	23,399,087	824,308	7,278,642
Shares repurchased	(606,251)	(5,256,109)	(1,798,812)	(15,768,664)
Net increase (decrease)	18,151,577	$157,195,473	1,055,123	$9,358,867

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$6,061,685	$4,378,538	$—	$580,536	$298,002	$9,885,128
GMO Short-Duration Collateral Fund	124,359,943	165,534,705	31,600,000	11,984,705	—	241,749,211
GMO Special Purpose Holding Fund	64,632	—	—	—	297,305	57,756
GMO World Opportunity Overlay Fund	37,179,145	32,000,000	1,800,000	—	—	66,066,597
Totals	$167,665,405	$201,913,243	$33,400,000	$12,565,241	$595,307	$317,758,692

23

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Bond Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

24

GMO Global Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$1,062.00	$2.20
2) Hypothetical	0.43%	$1,000.00	$1,022.73	$2.16

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

25

GMO Global Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 29, 2008, $7,662,202 or if determined to be different, the qualified interest income of such year.

26

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

27

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

28

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

29

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

30

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Strategic Fixed Income Fund returned -2.4% for the fiscal year ended February 29, 2008, compared with the +5.8% return for the JPMorgan U.S. 3 Month Cash Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, including the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund underperformed the benchmark during the fiscal year by 8.2%. Cash management was the primary contributor to negative performance for the fiscal year, followed by currency selection, interest-rate strategy, and emerging debt exposure losses.

About 77% of the fiscal year's underperformance was due to mark-to-market losses in the cash collateral pools of two funds in which the strategy invests a substantial portion of its total assets: the GMO Short Duration Collateral Fund (SDCF) and the GMO World Opportunity Overlay Fund (WOOF). SDCF and WOOF primarily invest cash in high quality U.S. and foreign floating-rate fixed income securities, mainly asset-backed securities, in order to earn a LIBOR-type return. The cash positions in SDCF and WOOF collateralize derivatives positions that seek to deliver the return of the benchmark as well as create active exposures in global interest-rate and currency markets.

With the extreme price volatility of AAA-credit quality asset-backed securities during the year, the cash pools in SDCF and WOOF underperformed LIBOR by nearly 700 basis points, directly contributing to the Strategic Fixed Income Fund's underperformance given the Fund's 95% exposure to these two funds.

Further strategy underperformance was attributable to currency and interest-rate strategies. In currencies, the largest negative contributors were underweight positions in euros, yen, and Canadian dollars, as well as an overweight position in Australian dollars. Partially offsetting losses were gains from overweight positions in the Swiss franc, Norwegian krone, and sterling. A major risk aversion episode during the fiscal year, prompted by the turmoil in structured credit markets, persisted for much of the third and fourth quarters. Our choice of a defensive currency during this episode, the Swiss franc, was incorrect, as risk aversion manifested itself in a swift rise in the yen, in which the Fund remained underweight. In addition, a drastic change in the relative volatilities of the currencies in August resulted in a shifting of risk positions into less advantageous, and ultimately unprofitable, intra-European trades.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Management Discussion and Analysis of Fund Performance — (Continued)

For much of the fiscal year, the strategy was overweight Australian, Euro-area, Swedish, Swiss, and Canadian interest-rate markets relative to Japanese, U.K., and U.S. markets. However, the U.S., U.K., and Japanese markets were among the top performers, detracting from performance. Similar results came out of two other cross-sectional models implemented in swaps. Further, the slope and volatility strategies also underperformed, leaving only the U.S. Eurodollar directional strategy and opportunistic trading with positive contributions for the year.

A relatively minor contribution to negative performance came from the small exposure to emerging debt, where spread widening on the asset class contributed negatively, as did negative contributions from country selection.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Strategic Fixed Income Fund Class III Shares and the JPMorgan U.S. 3 Month Cash Index As of February 29, 2008

$11,100,000
$11,000,000
$10,900,000
$10,800,000
$10,700,000
$10,600,000
$10,500,000
$10,400,000
$10,300,000
$10,200,000
$10,100,000
$10,000,000
$9,900,000
2006
2007
2008
$11,055,450
$11,017,880
$10,296,370
5/31/06
$10,000,000
GMO Strategic Fixed Income Fund
JPMorgan U.S. 3 Month Cash Index
JPMorgan U.S. 3 Month Cash Index +**

	Average Annual Total Returns	
	1 Year	Since Inception
Class III*	-2.39%	**5/31/06** 1.68%
Class VI	-2.35%	**5/31/06** 1.72%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class VI will vary due to different fees.

*  Class III performance information represents Class VI performance from May 31, 2006 to July 13, 2006 and Class III performance thereafter.

**  JPMorgan U.S. 3 Month Cash Index + represents the Lehman Brothers U.S. Treasury 1-3 Year Index prior to 9/29/06 and the JPMorgan U.S. 3 Month Cash Index thereafter.

This page has been left blank intentionally.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	91.0%
Short-Term Investments	8.3
Swaps	0.5
Options Purchased	0.2
Loan Participations	0.1
Loan Assignments	0.0
Rights and Warrants	0.0
Promissory Notes	0.0
Forward Currency Contracts	(0.0)
Written Options	(0.0)
Futures	(0.1)
Reverse Repurchase Agreements	(0.3)
Other	0.3
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 2.6%
	Canada — 0.3%
	Corporate Debt
15,000,000	TransAlta Corp., 5.75%, due 12/15/13	15,474,000
	Italy — 0.2%
	Corporate Debt
10,000,000	Telecom Italia Capital, 4.95%, due 09/30/14	9,478,000
	Mexico — 0.2%
	Corporate Debt
10,000,000	Telefonos de Mexico SA de CV, 5.50%, due 01/27/15	9,824,850
	United States — 1.9%
	Corporate Debt — 1.0%
7,000,000	CVS Corp., 6.13%, due 08/15/16	7,444,150
10,000,000	Eastman Chemical Co., 7.25%, due 01/15/24	10,614,000
10,000,000	Kinder Morgan Energy Partners, L.P., 6.00%, due 02/01/17	10,064,000
5,000,000	Ryder System, Inc., MTN, 5.85%, due 11/01/16	4,894,500
10,000,000	Southwest Airlines Co., 5.75%, due 12/15/16	9,654,200
5,000,000	Wyeth, 5.50%, due 02/01/14	5,208,000
5,000,000	Spectra Energy Capital, Series B, 6.75%, due 07/15/18	5,120,000
		52,998,850
	Structured Notes — 0.4%
20,000,000	Boston Scientific Corp., 6.25%, due 11/15/15	18,600,000
5,000,000	RPM UK Group, 144A, 6.70%, due 11/01/15	5,269,000
		23,869,000
	U.S. Government — 0.5%
20,000,000	U.S. Treasury Note, 4.88%, due 05/15/09 (a)	20,781,250
6,000,000	U.S. Treasury Note, 3.13%, due 10/15/08 (a)	6,050,625
		26,831,875
	Total United States	103,699,725
	TOTAL DEBT OBLIGATIONS (COST $138,935,576)	138,476,575

See accompanying notes to the financial statements.

2

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	MUTUAL FUNDS — 96.6%
	United States — 96.6%
	Affiliated Issuers
8,047,936	GMO Emerging Country Debt Fund, Class III	80,962,232
179,527,686	GMO Short-Duration Collateral Fund	4,314,050,306
31,983,649	GMO World Opportunity Overlay Fund	821,340,094
	Total United States	5,216,352,632
	TOTAL MUTUAL FUNDS (COST $5,383,127,075)	5,216,352,632
	SHORT-TERM INVESTMENTS — 0.1%
	Money Market Funds — 0.1%
5,798,647	State Street Institutional Liquid Reserves Fund-Institutional Class	5,798,647
	TOTAL SHORT-TERM INVESTMENTS (COST $5,798,647)	5,798,647
	TOTAL INVESTMENTS — 99.3% (Cost $5,527,861,298)	5,360,627,854
	Other Assets and Liabilities (net) — 0.7%	38,948,625
	TOTAL NET ASSETS — 100.0%	$5,399,576,479

See accompanying notes to the financial statements.

3

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange for		Net Unrealized Appreciation (Depreciation)
03/18/08	EUR	600,000	SEK	5,641,800	$3,400

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
71	U.S. Treasury Note 2 Yr. (CBT)	June 2008	$15,259,453	$99,682
Sales
55	U.S. Long Bond (CBT)	June 2008	$6,524,375	$(147,938)
1,168	U.S. Treasury Note 10 Yr.	June 2008	136,984,500	(2,448,163)
452	U.S. Treasury Note 5 Yr. (CBT)	June 2008	51,641,000	(683,257)
			$195,149,875	$(3,279,358)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
15,000,000	USD	12/15/2013	Goldman Sachs	(Pay)	0.42%	TransAlta Corp.	$1,036,847
5,000,000	USD	3/20/2014	Morgan Stanley	(Pay)	0.15%	Wyeth	101,460
10,000,000	USD	9/30/2014	Goldman Sachs	(Pay)	0.74%	Telecom Italia Capital	516,999
10,000,000	USD	2/20/2015	JP Morgan Chase Bank	(Pay)	0.61%	Telefonos de Mexico SA de CV	620,037
5,000,000	USD	11/1/2015	Goldman Sachs	(Pay)	0.62%	RPM UK	249,152
15,000,000	USD	12/20/2015	Barclays Bank PLC	(Pay)	0.73%	Boston Scientific Corp.	1,923,666
5,000,000	USD	12/20/2015	Morgan Stanley	(Pay)	0.81%	Boston Scientific Corp.	617,189
7,000,000	USD	9/20/2016	Barclays Bank PLC	(Pay)	0.32%	CVS Corp.	215,152

See accompanying notes to the financial statements.

4

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
5,000,000	USD	12/20/2016	Morgan Stanley	(Pay)	0.46%	Ryder System, Inc., MTN	$297,632
10,000,000	USD	12/20/2016	Barclays Bank PLC	(Pay)	0.72%	Southwest Airlines	396,478
10,000,000	USD	2/1/2017	Goldman Sachs	(Pay)	0.49%	Kinder Morgan Energy Partners LP	587,488
5,000,000	USD	7/15/2018	Goldman Sachs	(Pay)	0.93%	Spectra Energy Capital	66,262
10,000,000	USD	1/20/2024	Goldman Sachs	(Pay)	1.11%	Eastman Chemical Co.	3,209
					Premiums to (Pay) Receive	$—	$6,631,571

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
333,000,000	USD	2/8/2010	Morgan Stanley	(Pay)	4.90%	3 month LIBOR	$(660,749)
1,388,000,000	USD	2/1/2012	Deutsche Bank AG	Receive	3.75%	3 month LIBOR	3,000,418
2,776,000,000	USD	2/4/2012	Citigroup	Receive	3.75%	3 month LIBOR	5,629,127
1,379,000,000	USD	2/4/2012	Merrill Lynch	Receive	3.75%	3 month LIBOR	2,796,314
1,380,000,000	USD	2/7/2012	JP Morgan Chase Bank	Receive	3.70%	3 month LIBOR	1,359,667
1,390,000,000	USD	2/8/2012	Morgan Stanley	Receive	3.80%	3 month LIBOR	3,845,119
2,755,000,000	USD	2/11/2012	Deutsche Bank AG	Receive	3.85%	3 month LIBOR	9,764,689
2,766,000,000	USD	2/16/2012	Merrill Lynch	Receive	3.90%	3 month LIBOR	11,720,700
1,398,000,000	USD	3/4/2012	Morgan Stanley	Receive	3.80%	3 month LIBOR	2,234,131
333,000,000	USD	2/1/2020	Deutsche Bank AG	(Pay)	4.75%	3 month LIBOR	2,955,826
660,000,000	USD	2/4/2020	Citigroup	(Pay)	4.80%	3 month LIBOR	3,499,384
332,000,000	USD	2/4/2020	Merrill Lynch	(Pay)	4.80%	3 month LIBOR	1,760,296
330,000,000	USD	2/7/2020	JP Morgan Chase Bank	(Pay)	4.80%	3 month LIBOR	1,824,019
666,000,000	USD	2/11/2020	Deutsche Bank AG	(Pay)	5.00%	3 month LIBOR	(6,222,919)
668,000,000	USD	2/18/2020	Merrill Lynch	(Pay)	5.10%	3 month LIBOR	(11,120,483)
333,000,000	USD	3/4/2020	Morgan Stanley	(Pay)	5.00%	3 month LIBOR	(2,516,501)
					Premiums to (Pay) Receive	$4,933,100	$29,869,038

As of February 29, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

5

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

Currency Abbreviations:

EUR - Euro

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.

6

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $144,734,223) (Note 2)	$144,275,222
Investments in affiliated issuers, at value (cost $5,383,127,075) (Notes 2 and 8)	5,216,352,632
Receivable for investments sold	10,000,000
Receivable for Fund shares sold	1,818,558
Interest receivable	1,769,076
Unrealized appreciation on open forward currency contracts (Note 2)	3,400
Receivable for open swap contracts (Note 2)	57,021,261
Receivable for closed swap contracts (Note 2)	5,960,000
Receivable for expenses reimbursed by Manager (Note 3)	154,487
Total assets	5,437,354,636
Liabilities:
Payable for Fund shares repurchased	13,580,892
Payable to affiliate for (Note 3):
Management fee	923,973
Shareholder service fee	221,738
Trustees and Chief Compliance Officer of GMO Trust fees	2,795
Payable for open swap contracts (Note 2)	20,520,652
Payable for variation margin on open futures contracts (Note 2)	2,290,609
Accrued expenses	237,498
Total liabilities	37,778,157
Net assets	$5,399,576,479

See accompanying notes to the financial statements.

7

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008 — (Continued)

Net assets consist of:
Paid-in capital	$5,550,653,138
Distributions in excess of net investment income	(28,882,220)
Accumulated net realized gain	6,781,572
Net unrealized depreciation	(128,976,011)
$5,399,576,479
Net assets attributable to:
Class III shares	$277,878,887
Class VI shares	$5,121,697,592
Shares outstanding:
Class III	11,776,714
Class VI	217,264,327
Net asset value per share:
Class III	$23.60
Class VI	$23.57

See accompanying notes to the financial statements.

8

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$119,644,317
Interest	8,380,447
Dividends	559,421
Total investment income	128,584,185
Expenses:
Management fee (Note 3)	7,804,357
Shareholder service fee – Class III (Note 3)	322,786
Shareholder service fee – Class VI (Note 3)	1,598,604
Custodian, fund accounting agent and transfer agent fees	374,306
Audit and tax fees	60,539
Legal fees	81,307
Trustees fees and related expenses (Note 3)	28,877
Registration fees	81,682
Miscellaneous	26,285
Total expenses	10,378,743
Fees and expenses reimbursed by Manager (Note 3)	(599,578)
Expense reductions (Note 2)	(337)
Indirectly incurred fees waived or borne by Manager (Note 3)	(385,570)
Shareholder service fee waived (Note 3)	(137,448)
Net expenses	9,255,810
Net investment income (loss)	119,328,375
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(4,520,416)
Investments in affiliated issuers	18,881,405
Realized gains distributions from affiliated issuers (Note 8)	3,863,142
Closed futures contracts	(30,436,469)
Closed swap contracts	(7,193,222)
Foreign currency, forward contracts and foreign currency related transactions	(17,390,829)
Net realized gain (loss)	(36,796,389)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,174,360)
Investments in affiliated issuers	(171,930,439)
Open futures contracts	5,813,757
Open swap contracts	38,300,870
Foreign currency, forward contracts and foreign currency related transactions	2,850,816
Net unrealized gain (loss)	(126,139,356)
Net realized and unrealized gain (loss)	(162,935,745)
Net increase (decrease) in net assets resulting from operations	$(43,607,370)

See accompanying notes to the financial statements.

9

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Period from May 31, 2006 (commencement of operations) through February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$119,328,375	$30,368,989
Net realized gain (loss)	(36,796,389)	12,612,912
Change in net unrealized appreciation (depreciation)	(126,139,356)	(2,836,655)
Net increase (decrease) in net assets from operations	(43,607,370)	40,145,246
Distributions to shareholders from:
Net investment income
Class III	(5,772,752)	(9,486,069)
Class VI	(97,139,821)	(28,962,149)
Total distributions from net investment income	(102,912,573)	(38,448,218)
Net realized gains
Class III	(344,272)	—
Class VI	(5,909,472)	—
Total distributions from net realized gains	(6,253,744)	—
	(109,166,317)	(38,448,218)
Net share transactions (Note 7):
Class III	59,121,073	227,768,727
Class VI	3,042,002,441	2,221,760,897
Increase (decrease) in net assets resulting from net share transactions	3,101,123,514	2,449,529,624
Total increase (decrease) in net assets	2,948,349,827	2,451,226,652
Net assets:
Beginning of period	2,451,226,652	—
End of period (including distributions in excess of net investment income of $28,882,220 and accumulated undistributed net investment income of $984,360, respectively)	$5,399,576,479	$2,451,226,652

See accompanying notes to the financial statements.

10

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 29, 2008		Period from July 13, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$25.22		$25.06
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.78		0.96
Net realized and unrealized gain (loss)	(1.37)		0.34
Total from investment operations	(0.59)		1.30
Less distributions to shareholders:
From net investment income	(0.97)		(1.14)
From net realized gains	(0.06)		—
Total distributions	(1.03)		(1.14)
Net asset value, end of period	$23.60		$25.22
Total Return(b)	(2.39)%		5.23	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$277,879		$226,917
Net expenses to average daily net assets(c)	0.38	%(d)	0.39	%*
Net investment income to average daily net assets(a)	3.12%		5.96	%*
Portfolio turnover rate	67%		7	%**††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.04%		0.06	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover rate of the Fund for the period May 31, 2006 through February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

11

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 29, 2008		Period from May 31, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$25.22		$25.00
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.97		0.76
Net realized and unrealized gain (loss)	(1.55)		0.61
Total from investment operations	(0.58)		1.37
Less distributions to shareholders:
From net investment income	(1.01)		(1.15)
From net realized gains	(0.06)		—
Total distributions	(1.07)		(1.15)
Net asset value, end of period	$23.57		$25.22
Total Return(b)	(2.35)%		5.52	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$5,121,698		$2,224,310
Net expenses to average daily net assets(c)	0.29	%(d)	0.29	%*
Net investment income to average daily net assets(a)	3.87%		4.01	%*
Portfolio turnover rate	67%		7	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.04%		0.06	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

12

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Strategic Fixed Income Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of the JPMorgan U.S. 3 Month Cash Index. The Manager may, in the future, depending on the Manager's assessment of interest rate conditions, change the Fund's benchmark to another nationally recognized debt index with a duration between 90 days and 15 years.

The Fund typically invests in fixed income securities included in the Fund's benchmark and in securities and instruments with similar characteristics. The Fund may seek additional returns by investing in global interest rate, currency, and emerging country debt markets. The Fund may invest a substantial portion of its total assets in shares of GMO Short-Duration Collateral Fund; in futures contracts, currency options, currency forwards, swap contracts and other types of derivatives; in U.S. and foreign investment-grade bonds, including U.S. and foreign government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and foreign governments, corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; in shares of GMO World Opportunity Overlay Fund, and up to 5% of the Fund's total assets in sovereign debt of emerging countries (including below investment grade securities), primarily through investment in shares of GMO Emerging Country Debt Fund ("ECDF").

As of February 29, 2008, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). Shares of GMO Short-Duration Collateral Fund and GMO World Opportunity Overlay Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the

13

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 31.47% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the securities' market values and changes in interest rates.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not

14

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.
Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each

15

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all

16

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. There were no loan agreements outstanding at the end of the period.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

17

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

18

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments. There were no delayed delivery commitments outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from

19

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to derivative contract transactions, foreign currency transactions, losses on wash sale transactions and partnership interest tax allocations.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(46,282,382)	$46,282,382	$—

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$105,777,934	$38,448,218
Long-term capital gains	3,388,383	—
Total distributions	$109,166,317	$38,448,218

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$377,979

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October capital losses of $157,824.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,553,473,122	$1,600,070	$(194,445,338)	$(192,845,268)

20

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

21

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class's shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is

22

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2008 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's Excluded Fund Fees and Expenses), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.014%	0.004%	0.030%	0.048%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $24,093 and $12,235, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 29, 2008, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$6,041,719	$15,000,000
Investments (non-U.S. Government securities)	5,018,088,729	1,939,950,045

23

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 69.04% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, there were no shares held by related parties, and 99.99% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Period from July 13, 2006 (commencement of operations) through February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	14,637,641	$354,355,271	8,706,666	$220,472,019
Shares issued to shareholders in reinvestment of distributions	210,515	5,059,119	295,257	7,384,377
Shares repurchased	(12,069,867)	(300,293,317)	(3,498)	(87,669)
Net increase (decrease)	2,778,289	$59,121,073	8,998,425	$227,768,727

24

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

	Year Ended February 29, 2008		Period from May 31, 2006 (commencement of operations) through February 28, 2007
Class VI:	Shares	Amount	Shares	Amount
Shares sold	188,277,166	$4,555,951,605	87,191,248	$2,196,531,526
Shares issued to shareholders in reinvestment of distributions	4,301,787	103,049,293	1,158,486	28,962,149
Shares repurchased	(63,520,875)	(1,616,998,457)	(143,485)	(3,732,778)
Net increase (decrease)	129,058,078	$3,042,002,441	88,206,249	$2,221,760,897

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the securities of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$75,423,462	$52,269,222	$41,900,000	$5,906,079	$3,863,142	$80,962,232
GMO Short-Duration Collateral Fund	1,759,931,834	4,198,918,238	1,497,483,000	113,738,238	—	4,314,050,306
GMO World Opportunity Overlay Fund	472,286,910	736,055,000	386,100,000	—	—	821,340,094
Totals	$2,307,642,206	$4,987,242,460	$1,925,483,000	$119,644,317	$3,863,142	$5,216,352,632

25

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Strategic Fixed Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Strategic Fixed Income Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

26

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$974.50	$2.11
2) Hypothetical	0.43%	$1,000.00	$1,022.73	$2.16
Class VI
1) Actual	0.33%	$1,000.00	$974.50	$1.62
2) Hypothetical	0.33%	$1,000.00	$1,023.22	$1.66

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

27

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $3,388,383 from long-term capital gains.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $72,476,756 and $2,844,478, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

28

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

29

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

30

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

31

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

32

GMO Emerging Markets Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Markets Fund returned +28.4% for the fiscal year ended February 29, 2008, as compared to +32.9% for the S&P/IFC Investable Composite Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in emerging markets equities throughout the fiscal year.

Country selection detracted 4.5% from performance during the period. The Fund's underweights in Russia and South Africa and overweight in Brazil contributed to performance. The Fund's overweights in South Korea and Taiwan and underweights in India and China detracted from performance.

Stock selection was flat during the fiscal year. Stock selection was successful in India, South Korea, Taiwan, and Thailand, but selection detracted from performance in China, Malaysia, Philippines, and Russia.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect oftaxes on distributions and redemptions. All information is unaudited. Performance for Class IV, V and VI shares will vary due to different fees.

*  For the period from 10/26/04 to 2/11/05, no Class V shares were outstanding. Performance for that period is that of Class IV shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class V shares had been outstanding.

GMO Emerging Markets Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	81.0%
Preferred Stocks	13.5
Short-Term Investments	3.3
Private Equity Securities	0.7
Investment Funds	0.4
Debt Obligations	0.1
Rights and Warrants	0.1
Convertible Securities	0.0
Mutual Funds	0.0
Other	0.9
100.0%
Country Summary	% of Investments *
Brazil	21.0%
South Korea	18.2
Taiwan	15.2
China	9.6
Russia	8.2
Thailand	6.7
India	5.4
Malaysia	4.8
Turkey	2.7
South Africa	1.9
Philippines	1.8
Indonesia	1.7
Israel	0.9
Hungary	0.9
Poland	0.8
Mexico	0.1
United States	0.1
Sri Lanka	0.0
Chile	0.0
Argentina	0.0
Pakistan	0.0
Lebanon	0.0
Ukraine	0.0
100.0%

*  The table excludes short-term investments.

1

GMO Emerging Markets Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Industry Sector Summary	% of Investments *
Financials	20.3%
Energy	20.0
Materials	16.8
Information Technology	12.1
Industrials	9.6
Telecommunication Services	7.0
Consumer Discretionary	6.7
Consumer Staples	3.0
Utilities	2.2
Health Care	1.2
Miscellaneous	1.1
100.0%

*  The table excludes short-term investments.

2

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 81.0%
	Argentina — 0.0%
12,440	Petrobras Energia Participaciones SA Sponsored ADR	148,160
12,800	Tenaris SA ADR	568,960
	Total Argentina	717,120
	Brazil — 8.2%
234,893,720	Aes Tiete SA	9,920,235
746,100	B2W Companhia Global do Varejo	31,324,641
3,707,260	Banco do Brasil SA	61,974,005
1,946,500	Bolsa de Mercadorias e Futuros	20,752,998
790,900	Bovespa Holding SA	12,393,620
1,803,302	Companhia Saneamento Basico Sao Paulo	42,867,211
1,788,316	Companhia Siderurgica Nacional SA	66,727,420
3,859,500	Companhia Vale do Rio Doce	133,876,335
3,340,790	Companhia Vale do Rio Doce ADR	116,393,124
1,747,230	Companhia Vale do Rio Doce Sponsored ADR	51,228,784
1,320,792	Electrobras (Centro)	19,424,101
606,900	Iguatemi Empresa de Shopping	9,976,832
315,800	OdontoPrev SA	8,401,539
1,990,250	Petroleo Brasileiro SA (Petrobras)	114,982,807
2,138,780	Petroleo Brasileiro SA (Petrobras) ADR	250,964,445
1,106,204	Souza Cruz SA	32,202,958
373,200	Tele Norte Leste Participacoes SA	14,101,756
513,840	Unibanco-Uniao de Bancos Brasileiros SA GDR	69,686,981
635,400	Usinas Siderurgicas de Minas Gerais SA	38,136,775
	Total Brazil	1,105,336,567
	Chile — 0.0%
1,400	AFP Provida SA Sponsored ADR	51,170
4,920	Empresa Nacional de Electricidad SA ADR	208,460
15,040	Enersis SA Sponsored ADR	237,181
5,150	Lan Airlines SA Sponsored ADR	68,907
970	Sociedad Quimica y Minera de Chile SA Sponsored ADR	189,198
	Total Chile	754,916

See accompanying notes to the financial statements.

3

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	China — 9.1%
18,629,990	Advanced Semiconductor Manufacturing Co Class H *	683,784
14,112,000	Air China Ltd Class H	13,233,140
3,486,000	Ajisen China Holdings Ltd *	4,962,016
2,190,000	Anhui Conch Cement Co Ltd Class H	16,879,771
74,810	Baidu.com Inc Sponsored ADR *	18,801,997
82,856,000	Bank of China Ltd Class H	34,706,392
5,797,000	Belle International Holdings Ltd	7,004,929
18,134,000	BOC Hong Kong Holdings Ltd	44,439,288
12,184,000	China Communication Services Corp Ltd Class H *	10,517,357
6,726,000	China Communications Construction Co Ltd Class H	17,427,284
31,717,000	China Construction Bank Class H	24,030,785
3,140,000	China Life Insurance Co Ltd Class H	12,193,472
15,083,000	China Merchants Bank Co Ltd Class H	52,357,566
4,786,000	China Merchants Holdings International Co Ltd	25,689,576
12,830,442	China Mobile Ltd	192,112,014
375,649	China Mobile Ltd Sponsored ADR	28,030,928
65,471,351	China Petroleum & Chemical Corp Class H	71,553,784
6,871,400	China Resources Enterprise Ltd	24,394,605
2,250,000	China Shenhua Energy Co Ltd Class H	11,460,620
4,074,000	China Shipping Development Co Ltd Class H	12,600,745
123,230	China Telecom Corp Ltd ADR (a)	9,046,314
18,946,700	China Telecom Corp Ltd Class H	13,953,691
15,474,000	China Ting Group Holding Ltd	2,506,250
58,314,000	China Travel International Investment Hong Kong Ltd	31,407,859
28,854,000	CNOOC Ltd	47,919,303
27,146,416	Denway Motors Ltd	13,721,651
2,025,000	Dongfang Electrical Machinery Co Ltd	12,150,911
7,286,686	Fountain Set Holdings Ltd	1,467,488
9,581,284	GOME Electrical Appliances Holdings Ltd	21,070,378
12,136,700	Guangdong Investments Ltd	6,432,000
13,504,000	Huaneng Power International Inc Class H	11,033,944
68,758,000	Industrial and Commercial Bank of China Ltd Class H	47,701,067
5,176,000	Jiangxi Copper Co Ltd Class H	11,977,711

See accompanying notes to the financial statements.

4

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	China — continued
571,700	New Oriental Education & Technology Group Inc Sponsored ADR *	35,645,495
4,516,100	Parkson Retail Group Ltd	47,012,118
6,356,172	Peace Mark Holdings Ltd	7,089,379
182,310	Perfect World Co Ltd ADR *	4,927,839
85,267,101	PetroChina Co Ltd Class H	124,812,153
8,574,000	PICC Property & Casualty Co Ltd Class H	8,990,508
33,832,789	Pico Far East Holdings Ltd	4,891,021
1,722,000	Ping An Insurance (Group) Co of China Ltd Class H	13,042,391
9,513,000	Shandong Weigao Group Medical Polymer Co Ltd Class H	14,610,896
12,984,344	Shanghai Industrial Holdings Ltd	52,948,751
2,522,000	Shanghai Jin Jiang International Hotels Co Ltd Class H	964,714
15,291,500	Sinofert Holdings Ltd	15,256,324
14,906,000	Sinopec Shanghai Petrochemical Co Ltd Class H	6,978,789
240,310	Suntech Power Holdings Co Ltd ADR *	8,932,323
3,328,000	Tianjin Development Holdings Ltd	3,012,748
10,962,000	Yanzhou Coal Mining Co Ltd Class H	17,883,107
4,958,000	Zhuzhou CSR Times Electric Co Ltd Class H	6,056,542
	Total China	1,226,523,718
	Hungary — 0.8%
63,480	Gedeon Richter Rt	13,702,733
478,610	MOL Magyar Olaj es Gazipari Nyrt (New Shares)	65,199,588
809,060	OTP Bank Nyrt	32,691,992
	Total Hungary	111,594,313
	India — 5.0%
66,780	Aban Offshore Ltd	6,772,605
504,970	Axis Bank Ltd	12,688,283
1,392,921	Balrampur Chini Mills Ltd *	3,198,096
51,800	BF Utilities Ltd *	1,533,199
521,411	Bombay Dyeing & Manufacturing Co Ltd	8,909,137
11,896,352	CBAY Systems Holdings Ltd * (b)	18,319,951
5,948,177	CBAY Systems Ltd * (c) (d)	59,482

See accompanying notes to the financial statements.

5

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	India — continued
21,797,849	Centurion Bank of Punjab Ltd *	26,289,464
754,430	Century Textiles & Industries Ltd	14,923,298
3,000	Cipla Ltd (Shares Under Objection) (c)	1
488,639	Cummins India Ltd	4,070,902
176,150	Emco Ltd	5,173,972
1,063,900	GAIL India Ltd	11,075,004
1,209,169	Gammon India Ltd	14,618,380
321,462	Gitanjali Gems Ltd	2,287,745
200	HCL Infosystems Ltd (Shares Under Objection) (c)	—
431,539	HDFC Bank Ltd	15,457,712
3,143,858	Hindalco Industries Ltd	15,660,341
174,394	Housing Development Finance Corp Ltd	11,993,156
1,624,350	ICICI Bank Ltd	43,292,315
770,280	India Cements Ltd	3,938,467
710,030	Indiabulls Financial Services Ltd	10,655,539
743,410	Indiabulls Real Estate Ltd *	11,608,962
484,076	Indiabulls Securities Ltd	4,549,214
217,620	Infosys Technologies Ltd	8,307,423
1,500	ITC Ltd (Shares Under Objection) (c)	—
3,869,707	IVRCL Infrastructures & Projects Ltd	44,851,882
1,522,424	Jaiprakash Associates Ltd	9,840,771
1,766,780	Jindal Steel & Power Ltd	99,881,458
194,927	JSW Steel Ltd	5,093,657
425,780	Lanco Infratech Ltd *	4,957,522
123,850	Madhucon Projects Ltd	2,131,036
87	Mahindra Lifespace Developers Ltd	1,210
185,010	Maruti Suzuki India Ltd	3,955,148
1,672,410	Power Finance Corp	7,697,880
1,708,767	PTC India Ltd	4,976,332
297,853	Punj Lloyd Ltd	2,765,334
527,749	Reliance Capital Ltd	23,657,792
1,287,000	Reliance Communications Ltd	18,230,893
250,900	Reliance Energy Ltd	9,684,378
900	Reliance Energy Ltd (Shares Under Objection) (c)	—

See accompanying notes to the financial statements.

6

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	India — continued
787,008	Reliance Industries Ltd	47,981,308
7,133	Reliance Industries Ltd (Shares Under Objection) (c)	2
528,912	Rolta India Ltd	3,946,578
1,817,865	Satyam Computer Services Ltd	19,557,320
28,949	SAW Ltd *	622,460
368,485	Shree Precoated Steels Ltd	2,196,380
1,878,500	Sintex Industries Ltd	21,525,652
525,136	Tasc Pharmaceuticals Ltd *	3,304,035
1,044,924	Tata Consultancy Services Ltd	22,663,178
186,450	Tata Motors Ltd	3,214,053
309,947	Tata Power Co Ltd	10,611,134
190,622	Tata Steel Ltd	3,764,724
592,429	United Phosphorus Ltd	4,885,754
67,166	Welspun India Ltd *	102,790
3,184,720	Wipro Ltd	34,324,652
600	Wockhardt Ltd	4,971
	Total India	671,812,932
	Indonesia — 1.6%
8,454,000	Astra International Tbk PT	25,366,274
1,408,557,000	Bakrie & Brothers Tbk PT * (b)	52,163,380
120,493,500	Bumi Resources Tbk PT	99,415,428
59,543,100	Matahari Putra Prima Tbk PT	3,935,419
23,513,000	Telekomunikasi Indonesia Tbk PT	24,889,858
75,674,500	Truba Alam Manunggal Engineering Tbk PT *	9,649,776
	Total Indonesia	215,420,135
	Israel — 0.9%
6,012,720	Bank Hapoalim BM	25,690,616
7,424,000	Bank Leumi Le — Israel	34,110,298
2,900	Teva Pharmaceutical Industries Ltd	141,618
1,169,440	Teva Pharmaceutical Industries Ltd Sponsored ADR	57,384,421
	Total Israel	117,326,953

See accompanying notes to the financial statements.

7

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Lebanon — 0.0%
8,700	Banque Libanaise pour le Commerce Sal * (c)	35,695
	Malaysia — 4.5%
17,423,200	Berjaya Sports Toto Berhad	27,845,486
10,411,100	Gamuda Berhad	12,658,229
21,011,400	Genting Berhad	44,446,560
4,613,000	Hong Leong Bank Berhad	8,008,526
4,020,500	IGB Corp Berhad	2,381,339
20,301,100	IOI Corp Berhad	50,493,148
19,613,684	KNM Group Berhad	36,896,075
16,708,825	Malayan Banking Berhad	47,164,967
8,111,100	Public Bank Berhad	26,497,614
61,892,700	Resorts World Berhad	71,583,960
54,330,729	RHB Capital Berhad	83,345,668
8,783,700	Shangri-La Hotels Berhad	6,716,801
17,199,089	Sime Darby Berhad *	62,454,040
14,890,400	Sunway City Berhad	13,676,141
5,666,168	Tanjong Plc	28,150,275
6,838,300	UEM World Berhad	7,338,355
27,048,400	UMW Holdings Berhad	58,848,580
18,444,532	WCT Engineering Berhad	23,246,057
	Total Malaysia	611,751,821
	Mexico — 0.1%
3,077,311	Grupo Cementos de Chihuahua SA de CV	17,351,896
	Pakistan — 0.0%
65,510	Attock Refinery Ltd	286,030
29,040	MCB Bank Ltd	201,783
106,720	Oil & Gas Development Co Ltd	219,640
	Total Pakistan	707,453

See accompanying notes to the financial statements.

8

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Philippines — 1.8%
648,604	Ayala Corp	6,831,449
64,457,483	Ayala Land Inc	18,317,458
9,145,830	Bank of the Philippine Islands	12,344,576
707,472,942	Filinvest Land Inc *	18,081,515
4,914,000	First Gen Corp	4,852,358
6,379,623	First Philippine Holdings	7,214,721
827,704,087	Megaworld Corp	49,255,194
1,032,446	Philippine Long Distance Telephone Co	72,847,731
8,160	Philippine Long Distance Telephone Co Sponsored ADR (a)	578,952
11,567,600	PNOC Energy Development Corp	1,802,190
132,173,510	Robinsons Land Corp	36,937,049
38,329,445	SM Prime Holdings Inc	8,645,793
	Total Philippines	237,708,986
	Poland — 0.1%
842,890	Polski Koncern Naftowy Orlen SA *	14,298,604
	Russia — 7.5%
327,920	AvtoVAZ	590,256
618,700	Cherepovets MK Severstal GDR (Registered Shares)	15,776,850
376,540	CTC Media Inc *	11,055,214
4,165,493	Gazprom Neft	24,368,134
403,900	Gazprom Neft Sponsored ADR	12,722,850
725,000	JSC Mining & Smelting Co ADR	21,170,000
21,350	KamAZ *	123,830
685	Lukoil GDR	203,856
611,350	Lukoil Sponsored ADR	45,239,900
656,730	Mobile Telesystems Sponsored ADR	53,891,264
293,100	Novolipetsk Steel GDR (Registered Shares)	13,429,842
9,161,800	OAO Gazprom Sponsored GDR	465,419,440
685,883	OAO Mechel ADR (a)	90,570,850
1,728,900	OAO Rosneft Oil Co GDR	14,142,402
162,300	OAO Tatneft Sponsored GDR (Registered Shares)	20,368,650
452,500	PIK Group GDR (Registered Shares) *	12,896,250

See accompanying notes to the financial statements.

9

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Russia — continued
135,000	Russia Petroleum * (c)	1,350,000
38,088,550	Sberbank RF	126,834,871
741,310	Vimpel-Communications Sponsored ADR	25,745,696
424,790	Wimm-Bill-Dann Foods ADR	44,713,395
490,900	X5 Retail Group NV GDR (Registered Shares) *	16,543,330
	Total Russia	1,017,156,880
	South Africa — 1.8%
844,275	Absa Group Ltd	11,950,459
2,003,660	African Bank Investments Ltd	7,893,393
605,000	ArcelorMittal South Africa Ltd	14,347,329
1,641,493	Aveng Ltd	12,902,859
828,300	Barloworld Ltd	9,973,811
7,072,300	FirstRand Ltd	16,737,274
1,905,300	Freeworld Coatings Ltd *	2,381,716
1,475,800	MTN Group Ltd	23,109,973
4,136,780	Murray & Roberts Holdings Ltd	51,751,251
1,129,700	Reunert Ltd	8,235,367
8,300,471	Sanlam Ltd	19,725,914
654,100	Sasol Ltd	33,451,979
1,188,726	Standard Bank Group Ltd	14,835,732
3,353,900	Steinhoff International Holdings Ltd	7,703,057
497,948	Tiger Brands Ltd	8,863,128
	Total South Africa	243,863,242
	South Korea — 16.0%
4,403,499	Biomass Korea Co Ltd * (b)	4,806,682
188,185	Boryung Pharmaceutical Co Ltd (b)	9,623,938
26,120	CJ CheilJedang Corp *	7,468,420
577,880	Daehan Pulp Co Ltd * (b)	3,241,894
318,260	Daelim Industrial Co Ltd	49,523,728
12,315	Daesun Shipbuilding	1,663,793
681,411	Daewoo Engineering & Construction Co Ltd	14,585,751
497,250	Daewoo International Corp	18,771,979

See accompanying notes to the financial statements.

10

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	South Korea — continued
128,526	DC Chemical Co Ltd	45,993,921
501,263	Dongbu Insurance Co Ltd	19,846,541
274,450	Dongkuk Steel Mill Co Ltd	12,276,693
1,413,948	EnE System Inc * (b)	9,225,369
191,100	GS Holdings Corp	9,264,844
243,319	Hana Financial Group Inc	10,796,792
81,961	Hana Tour Service Inc	5,368,062
545,175	Hanjin Heavy Industries & Construction Co Ltd	33,399,074
441,644	Hanjin Heavy Industries & Construction Holdings Co Ltd *	15,637,248
2,939,252	Hanwha Corp	178,781,231
77,974	Honam Petrochemical Corp	7,583,225
434,226	Hyundai Engineering & Construction	39,053,928
153,860	Hyundai Heavy Industries	60,931,674
1,004,360	Hyundai Marine & Fire Insurance Co Ltd	22,463,326
35,611	Hyundai Mipo Dockyard Co Ltd	10,020,488
525,410	Hyundai Mobis	40,329,946
1,018,130	Hyundai Motor Co	71,388,353
447,490	Hyundai Steel Co	34,621,626
131,410	Hyunjin Materials Co Ltd	5,011,812
448,416	In the F Co Ltd * (b)	11,011,120
1,138,040	Industrial Bank of Korea	18,348,307
169,736	JVM Co Ltd	9,250,619
79,970	KCC Corp	47,147,975
936,270	Kookmin Bank	57,701,931
40,200	Kookmin Bank ADR *	2,461,446
1,451,610	Korea Exchange Bank	20,299,146
286,143	Korea Gas Corp	21,343,366
93,346	Korea Iron & Steel Co Ltd	7,563,928
11,353,300	Korea Real Estate *	19,779,239
81,889	Korea Zinc Co Ltd	12,364,300
534,254	Korean Air Lines Co Ltd	40,365,222
283,370	KT Corp	13,932,745
313,740	KT Corp ADR *	7,620,745
1,349,288	KT&G Corp	111,324,919

See accompanying notes to the financial statements.

11

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	South Korea — continued
566,000	KT&G Corp GDR 144A *	23,211,660
394,050	LG Corp	27,406,847
301,850	LG Electronics Inc	32,510,306
2,033,830	LG Philips LCD Co Ltd	96,626,427
476,019	Maeil Dairy Industry	10,436,431
142,680	MegaStudy Co Ltd	49,607,546
456,780	NHN Corp *	101,376,345
219,269	POSCO	120,602,993
76,000	POSCO ADR	10,282,800
794,190	Pumyang Construction Co Ltd (b)	13,435,930
608,590	Samsung Corp	37,126,729
236,691	Samsung Electronics Co Ltd	138,741,697
337,326	Samsung Fire & Marine Insurance Co Ltd	66,680,047
1,441,325	Shinhan Financial Group Co Ltd	77,642,460
56,890	Shinsegae Co Ltd	35,324,293
472,128	SK Energy Co Ltd	64,102,302
400	SK Telecom Co Ltd	81,307
616,500	SK Telecom Co Ltd ADR	13,809,600
286,821	SSCP Co Ltd *	7,660,637
492,492	Taewoong Co Ltd	43,205,235
675,220	Taihan Electric Wire Co Ltd	32,899,499
1,089,630	Woori Finance Holdings Co Ltd	19,512,494
	Total South Korea	2,164,478,931
	Sri Lanka — 0.0%
208,500	Lanka Walltile Ltd	121,356
	Taiwan — 14.6%
17,344,250	Asustek Computer Inc	47,883,090
44,698,000	AU Optronics Corp	85,256,429
17,118,000	Cathay Financial Holding Co Ltd	42,889,795
45,781,000	Chi Mei Optoelectronics Corp	60,216,490
52,437,000	China Bills Finance Corp *	12,392,874
74,374,840	China Development Financial Holding Corp	30,455,072

See accompanying notes to the financial statements.

12

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Taiwan — continued
42,802,079	China Steel Corp	63,239,362
383,778	China Steel Corp Sponsored GDR	11,563,231
58,891,387	Chinatrust Financial Holding Co Ltd *	52,649,452
38,904,610	Chunghwa Telecom Co Ltd	96,729,583
847,231	Chungwa Telecom Co Ltd ADR	20,791,049
24,812,548	Compal Electronics Inc	22,363,076
3,487,855	Delta Electronics Inc	9,920,355
2,487,596	DFI Inc	5,811,962
10,569,806	Dimerco Express Taiwan Corp (b)	13,447,262
7,663,776	D-Link Corp	12,175,550
10,861,040	Far Eastern Department Stores Ltd	19,862,406
33,753,162	Far Eastern Textile Co Ltd	54,991,942
16,535,000	Far Eastone Telecommunications Co Ltd	23,089,310
22,247,000	First Financial Holding Co Ltd	19,860,962
30,631,208	Formosa Chemicals & Fibre Co	74,438,938
3,054,044	Formosa Petrochemical Corp	8,450,599
26,509,107	Formosa Plastics Corp	71,460,201
4,085,250	Foxconn Technology Co Ltd	26,651,476
31,652,000	Fubon Financial Holding Co Ltd	34,447,492
6,132,670	Gloria Material Technology Corp	9,185,655
28,278,000	Hannstar Display Corp *	12,163,702
3,906,000	High Tech Computer Corp	80,634,345
30,814,526	Hon Hai Precision Industry Co Ltd	183,843,160
3,504,586	Innolux Display Corp	9,670,390
11,942,883	Les Enphants Co Ltd (b)	8,606,563
14,247,391	Lite-On Technology Corp	19,462,402
7,102,365	MediaTek Inc	79,656,671
21,596,000	Mega Financial Holdings Co Ltd	15,421,004
41,155,405	Nan Ya Plastics Corp	96,923,075
5,137,000	Novatek Microelectronics Corp Ltd	18,076,158
199	Oriental Union Chemical	194
2,007,850	Richtek Technology Corp	17,717,089
19,222,903	Siliconware Precision Industries Co	31,325,715
52,257,350	Taiwan Cement Corp	92,969,570

See accompanying notes to the financial statements.

13

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Taiwan — continued
2,440,000	Taiwan Fertilizer Co Ltd	9,516,908
20,745,288	Taiwan Mobile Co Ltd	35,145,330
82,773,965	Taiwan Semiconductor Manufacturing Co Ltd	161,702,549
816,117	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	7,948,980
438	Tsann Kuen Enterprises Co Ltd *	582
7,051,000	U-Ming Marine Transport Co	19,386,544
6,916,540	Unimicron Technology Corp	10,436,514
9,079,100	Uni-President Enterprises Corp	13,033,670
12,133,873	Wan Hai Lines Ltd	10,304,078
38,672,020	Waterland Financial Holdings	14,778,929
11,001,000	Wintek Corp	10,739,453
15,408,000	Wistron Corp	25,444,257
66,725,000	Yuanta Financial Holding Co Ltd *	58,497,634
	Total Taiwan	1,973,629,079
	Thailand — 6.4%
14,364,590	Advanced Info Service Pcl (Foreign Registered) (c)	47,305,071
7,983,540	Bangkok Bank Pcl NVDR (c)	32,596,356
29,855,800	Bangkok Dusit Medical Service Pcl (Foreign Registered) (c)	31,563,201
5,452,500	Bank of Ayudhya Pcl (Foreign Registered) (c)	4,362,381
18,701,760	Bank of Ayudhya Pcl NVDR (c)	14,454,752
5,134,940	Banpu Pcl (Foreign Registered) (c)	76,935,040
573,790	Banpu Pcl NVDR (c)	8,596,898
41,745,020	BEC World Pcl (Foreign Registered) (c)	36,089,714
11,150,580	Home Product Center Pcl (Foreign Registered) (c)	1,756,389
103,455,800	IRPC Pcl (Foreign Registered) (c)	19,477,301
109,514,650	Italian Thai Development Pcl (Foreign Registered) * (c)	30,884,697
18,442,760	Kasikornbank Pcl (Foreign Registered) (c)	51,699,524
21,641,700	Kasikornbank Pcl NVDR (c)	59,650,163
31,705,000	Krung Thai Bank Pcl (Foreign Registered) (c)	10,778,189
48,301,630	Land & Houses Pcl NVDR (c)	12,741,195
13,838,500	Major Cineplex Group (Foreign Registered) (c)	7,731,006
22,331,771	PTT Aromatics & Refining Pcl (Foreign Registered) * (c)	29,976,722
9,740,000	PTT Exploration & Production Pcl (Foreign Registered) (c)	49,025,234

See accompanying notes to the financial statements.

14

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Thailand — continued
17,043,270	PTT Pcl (Foreign Registered) (c)	182,264,980
8,938,690	Robinson Department Store Pcl (Foreign Registered) (c)	3,174,421
3,499,793	Robinson Department Store Pcl NVDR (c)	1,242,891
13,251,400	Saha Pathana International Holding Pcl (Foreign Registered) (c)	8,191,618
3,564,838	Siam Cement Pcl NVDR (c)	24,228,202
20,186,900	Siam Commercial Bank Pcl (Foreign Registered) (c)	55,330,128
3,108,050	Star Block Co Ltd (Foreign Registered) * (b) (c) (e)	987
19,808,320	Thai Oil Pcl (Foreign Registered) (c)	48,980,831
10,883,760	Thoresen Thai Agencies Pcl (Foreign Registered) (c)	16,256,378
	Total Thailand	865,294,269
	Turkey — 2.6%
5,315,530	Akbank TAS	28,138,556
5,576,090	Dogan Sirketler Grubu Holdings AS *	7,015,685
1,966,410	Enka Insaat ve Sanayi AS	29,586,536
3,984,970	Eregli Demir ve Celik Fabrikalari TAS	28,020,494
3,679,520	Haci Omer Sabanci Holding AS	16,549,248
4,144,150	KOC Holding AS *	15,607,538
42,150	Medya Holding AS * (c) (e)	345
1,715,910	Tupras-Turkiye Petrol Rafineriler AS	43,503,555
1,034,670	Turk Hava Yollari Anonim Ortakligi *	6,147,491
4,103,170	Turkcell Iletisim Hizmet AS	40,540,866
14,160,600	Turkiye Garanti Bankasi	83,979,725
1,410,330	Turkiye Halk Bankasi AS *	8,924,309
7,242,630	Turkiye IS Bankasi Class C	33,219,965
4,785,200	Yapi Ve Kredi Bankasi AS *	10,816,395
	Total Turkey	352,050,708
	TOTAL COMMON STOCKS (COST $9,002,269,976)	10,947,935,574

See accompanying notes to the financial statements.

15

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	PREFERRED STOCKS — 13.5%
	Brazil — 12.0%
3,609,968	Banco Bradesco SA 0.32%	112,711,437
4,494,640	Banco Itau Holding Financeira SA 2.81%	113,223,147
959,700	Bradespar SA 0.28%	24,970,019
3,180,726	Companhia Energetica de Minas Gerais 2.29%	60,563,762
1,158,700	Companhia Paranaense de Energia Class B 2.20%	18,849,173
8,257,108	Companhia Vale do Rio Doce Class A 0.05%	243,450,656
938,500	Electrobras (Centro) SA Class B 6.09%	13,763,113
896,500	Gerdau Metalurgica SA 2.65%	39,494,560
3,256,031	Gerdau SA 2.11%	106,397,181
19,623,682	Itausa-Investimentos Itau SA 0.11%	124,744,002
1,802,052	Net Servicos de Comunicacoa SA *	19,830,990
8,703,052	Petroleo Brasileiro SA (Petrobras) 0.43%	419,173,074
1,025,400	Petroleo Brasileiro SA Sponsored ADR 0.38%	100,417,422
5,674,223	Sadia SA 3.09%	32,077,093
3,108,720	Tele Norte Leste Participacoes ADR 3.52%	77,811,262
387,300	Telecomunicacoes de Sao Paulo SA 6.72%	11,066,369
659,100	Telemar Norte Leste SA Class A 3.67%	35,466,915
6,220,732	Unipar Class B 0.68%	5,959,190
970,800	Usinas Siderrurgicas de Minas Gerais SA Class A 2.26%	56,258,293
	Total Brazil	1,616,227,658
	Malaysia — 0.0%
15,370,443	WCT Engineering Series ICPS *	4,059,009
	Russia — 0.1%
11,260	Transneft 0.66%	16,383,300
	South Korea — 1.4%
365,300	Hyundai Motor Co 3.86%	10,445,812
491,990	Hyundai Motor Co 4.03%	14,167,546
387,392	Samsung Electronics Co Ltd (Non Voting) 3.69%	166,299,832
	Total South Korea	190,913,190
	TOTAL PREFERRED STOCKS (COST $795,603,691)	1,827,583,157

See accompanying notes to the financial statements.

16

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	PRIVATE EQUITY SECURITIES — 0.7%
	Poland — 0.7%
	CHP Investors (Multimedia) * (c) (d)	29,356,596
	MHP Investors (Tri Media Holdings Ltd) * (c) (d)	57,335,486
	Total Poland	86,692,082
	Russia — 0.0%
46,624	Divot Holdings NV, Convertible Securities-Class F * (c) (d) (e)	466
90,000	Divot Holdings NV, Private Equity Securities-Class D * (c) (d) (e)	900
124,330	Divot Holdings NV, Private Equity Securities-Class E * (c) (d) (e)	1,243
	Total Russia	2,609
	Sri Lanka — 0.0%
2,545,869	Millenium Information Technology * (b) (c) (d)	787,470
	TOTAL PRIVATE EQUITY SECURITIES (COST $3,925,626)	87,482,161
	INVESTMENT FUNDS — 0.4%
	China — 0.1%
250,446	Martin Currie China A Share Fund Ltd * (c) (d)	14,335,519
	India — 0.1%
10,303	Fire Capital Mauritius Private Fund * (c) (d) (k)	9,021,539
170	SPG Infinity Technology Fund I * (c) (d)	5,583
1,371,900	TDA India Technology Fund II LP * (c) (d)	2,521,621
100	UTI Masterplus 1991 Units (Shares Under Objection) * (c) (d)	—
	Total India	11,548,743
	Poland — 0.0%
1,749,150	The Emerging European Fund II LP * (c) (d)	786,278

See accompanying notes to the financial statements.

17

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	Russia — 0.2%
9,500,000	NCH Eagle Fund LP * (c) (d)	28,534,200
2,000	Steep Rock Russia Fund LP (c) (d)	1,943,925
	Total Russia	30,478,125
	Ukraine — 0.0%
16,667	Societe Generale Thalmann Ukraine Fund * (c) (d)	4,000
	TOTAL INVESTMENT FUNDS (COST $26,727,232)	57,152,665
	DEBT OBLIGATIONS — 0.1%
	United States — 0.1%
15,773,052	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (f)	16,427,381
	TOTAL DEBT OBLIGATIONS (COST $16,536,501)	16,427,381
	RIGHTS AND WARRANTS — 0.1%
	Brazil — 0.0%
31,966	Banco Bradesco SA Rights, Expires 02/22/08 * (g)	84,116
20,157	Net Servicos de Comunicacao SA Right, Expires 03/07/08 *	1,430
	Total Brazil	85,546
	India — 0.1%
32,542	Uniphos Enterprises Ltd Warrants, 144A, Expires 01/28/09 (Merrill Lynch) * (c) (h)	46,355
711,650	United Phosphorus Ltd Warrants, 144A, Expires 01/28/09 (Merrill Lynch) * (c) (h)	5,957,835
	Total India	6,004,190
	Malaysia — 0.0%
4,963,466	Sunway City Warrants, Expires 10/04/17 *	769,108

See accompanying notes to the financial statements.

18

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	Thailand — 0.0%
2,689,393	True Corp Pcl Warrants, Expires 04/03/08 * (c)	—
	TOTAL RIGHTS AND WARRANTS (COST $1,978,162)	6,858,844
	MUTUAL FUNDS — 0.0%
	United States — 0.0%
	Affiliated Issuer
8,064	GMO Special Purpose Holding Fund (c) (i)	10,161
	TOTAL MUTUAL FUNDS (COST $0)	10,161
	CONVERTIBLE SECURITIES — 0.0%
	India — 0.0%
3,380,000	Adani Enterprise, 0.06%, due 01/27/12	3,929,250
	TOTAL CONVERTIBLE SECURITIES (COST $4,148,950)	3,929,250
	SHORT-TERM INVESTMENTS — 3.3%
17,438,850	Bank of New York Mellon Institutional Cash Reserves Fund (j)	17,438,850
428,400,000	Rabobank Time Deposit, 3.15%, due 03/03/08	428,400,000
	TOTAL SHORT-TERM INVESTMENTS (COST $445,838,850)	445,838,850
	TOTAL INVESTMENTS — 99.1% (Cost $10,297,028,988)	13,393,218,043
	Other Assets and Liabilities (net) — 0.9%	123,737,290
	TOTAL NET ASSETS — 100.0%	$13,516,955,333

See accompanying notes to the financial statements.

19

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund's Net Assets	Value as of February 29, 2008
CBAY Systems Ltd	5/06/03-11/10/05	$—	0.00%	$59,482
CHP Investors (Multimedia)	3/05/01	18,178,923	0.22%	29,356,596
Divot Holdings NV, Convertible Securities-Class F	3/27/02	46,624	0.00%	466
Divot Holdings NV, Private Equity Securities-Class D	6/26/00	1,502,100	0.00%	900
Divot Holdings NV, Private Equity Securities-Class E	9/21/01	124,330	0.00%	1,243
Fire Capital Mauritius Private Fund	9/06/06-1/18/08	10,341,817	0.07%	9,021,539
Martin Currie China A Share Fund Ltd	1/20/06	2,710,928	0.11%	14,335,519
MHP Investors (Tri Media Holdings Ltd)	5/01/05	27,983,521	0.42%	57,335,486
Millenium Information Technology	10/21/99	2,252,570	0.01%	787,470
NCH Eagle Fund LP	1/08/03	9,500,000	0.21%	28,534,200
Societe Generale Thalmann Ukraine Fund	7/15/97	199,943	0.00%	4,000
SPG Infinity Technology Fund I	12/23/99	62,449	0.00%	5,583
Steep Rock Russia Fund LP	12/22/06	2,000,000	0.01%	1,943,925
TDA India Technology Fund II LP	2/23/00-3/23/04	787,800	0.02%	2,521,621
The Emerging European Fund II LP	12/05/97-6/24/02	1,124,248	0.01%	786,278
UTI Masterplus 1991 Units (Shares Under Objection)	11/14/97	48	0.00%	—
				$144,694,308

See accompanying notes to the financial statements.

20

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  Affiliated company (Note 8).

(c)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(d)  Direct placement securities are restricted as to resale.

(e)  Bankrupt issuer.

(f)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(g)  As of February 29, 2008, these rights have been exercised but shares have not yet been credited to the Fund.

(h)  Structured warrants with risks similar to equity swaps.

(i)  Underlying investment represents interests in defaulted securities.

(j)  All or a portion of this security represents investment of security lending collateral (Note 2).

(k)  The Fund is committed to additional capital contributions in the amount of $9,696,527 to this investment.

As of February 29, 2008, 60.56% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.

21

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value, including securities on loan of $16,225,724 (cost $10,182,797,395) (Note 2)	$13,248,537,336
Investments in affiliated issuers, at value (cost $114,231,593) (Notes 2 and 8)	144,680,707
Cash	63,995
Foreign currency, at value (cost $86,494,575) (Note 2)	86,313,929
Receivable for investments sold	95,492,282
Receivable for Fund shares sold	52,211,918
Dividends and interest receivable	45,532,431
Foreign taxes receivable	2,070,758
Receivable for expenses reimbursed by Manager (Note 3)	50,199
Total assets	13,674,953,555
Liabilities:
Collateral on securities loaned, at value (Note 2)	17,438,850
Payable for investments purchased	70,786,759
Payable for Fund shares repurchased	51,965,953
Payable to affiliate for (Note 3):
Management fee	8,530,589
Shareholder service fee	978,532
Trustees and Chief Compliance Officer of GMO Trust fees	16,853
Accrued expenses	8,280,686
Total liabilities	157,998,222
Net assets	$13,516,955,333

See accompanying notes to the financial statements.

22

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008 — (Continued)

Net assets consist of:
Paid-in capital	$8,834,010,948
Distributions in excess of net investment income	(89,222,065)
Accumulated net realized gain	1,675,668,963
Net unrealized appreciation	3,096,497,487
$13,516,955,333
Net assets attributable to:
Class III shares	$3,402,343,405
Class IV shares	$3,021,318,725
Class V shares	$1,190,886,765
Class VI shares	$5,902,406,438
Shares outstanding:
Class III	166,148,951
Class IV	148,097,253
Class V	58,409,062
Class VI	289,117,768
Net asset value per share:
Class III	$20.48
Class IV	$20.40
Class V	$20.39
Class VI	$20.42

See accompanying notes to the financial statements.

23

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends (net of withholding taxes of $39,932,639)	$281,773,024
Interest	9,874,710
Dividends from affiliated issuers (Note 8)	2,359,355
Securities lending income	203,917
Total investment income	294,211,006
Expenses:
Management fee (Note 3)	115,289,453
Shareholder service fee – Class III (Note 3)	6,183,843
Shareholder service fee – Class IV (Note 3)	3,374,485
Shareholder service fee – Class V (Note 3)	835,934
Shareholder service fee – Class VI (Note 3)	3,252,401
Custodian and fund accounting agent fees	18,453,904
Transfer agent fees	63,698
Audit and tax fees	721,821
Legal fees	412,213
Trustees fees and related expenses (Note 3)	154,957
Registration fees	38,143
Miscellaneous	171,950
Total expenses	148,952,802
Fees and expenses reimbursed by Manager (Note 3)	(644,613)
Expense reductions (Note 2)	(66,795)
Net expenses	148,241,394
Net investment income (loss)	145,969,612
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $4,298,031) (Note 2)	4,111,684,769
Investments in affiliated issuers	39,869,031
Realized gains distributions from affiliated issuers (Note 8)	52,305
Written options	1,514,966
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $291,328) (Note2)	(6,618,160)
Net realized gain (loss)	4,146,502,911
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of change in foreign capital gains tax accrual of ($100,262)) (Note 2)	(775,250,798)
Investments in affiliated issuers	(12,173,003)
Written options	(1,365,146)
Foreign currency, forward contracts and foreign currency related transactions	546,653
Net unrealized gain (loss)	(788,242,294)
Net realized and unrealized gain (loss)	3,358,260,617
Net increase (decrease) in net assets resulting from operations	$3,504,230,229

See accompanying notes to the financial statements.

24

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$145,969,612	$232,232,829
Net realized gain (loss)	4,146,502,911	2,466,047,655
Change in net unrealized appreciation (depreciation)	(788,242,294)	(767,827,160)
Net increase (decrease) in net assets from operations	3,504,230,229	1,930,453,324
Distributions to shareholders from:
Net investment income
Class III	(48,626,770)	(105,664,375)
Class IV	(42,295,439)	(68,374,071)
Class V	(15,014,450)	(29,926,264)
Class VI	(80,326,387)	(93,772,150)
Total distributions from net investment income	(186,263,046)	(297,736,860)
Net realized gains
Class III	(949,235,421)	(908,095,602)
Class IV	(772,927,597)	(590,804,170)
Class V	(267,663,344)	(258,528,323)
Class VI	(1,418,555,036)	(746,269,681)
Total distributions from net realized gains	(3,408,381,398)	(2,503,697,776)
	(3,594,644,444)	(2,801,434,636)
Net share transactions (Note 7):
Class III	(1,040,843,043)	(220,757,037)
Class IV	486,322,877	(274,126,590)
Class V	616,982,566	(689,231,191)
Class VI	853,624,667	2,195,109,702
Increase (decrease) in net assets resulting from net share transactions	916,087,067	1,010,994,884

See accompanying notes to the financial statements.

25

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets — (Continued)

	Year Ended February 29, 2008	Year Ended February 28, 2007
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	$6,256,642	$3,421,946
Class IV	3,200,572	3,362,504
Class V	2,262,707	1,945,943
Class VI	7,226,204	3,682,255
Increase in net assets resulting from purchase premiums and redemption fees	18,946,125	12,412,648
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	935,033,192	1,023,407,532
Total increase (decrease) in net assets	844,618,977	152,426,220
Net assets:
Beginning of period	12,672,336,356	12,519,910,136
End of period (including distributions in excess of net investment income of $89,222,065 and $68,376,637, respectively)	$13,516,955,333	$12,672,336,356

See accompanying notes to the financial statements.

26

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$20.67		$22.49	$19.05	$15.78	$8.82
Income (loss) from investment operations:
Net investment income (loss)†	0.25		0.41	0.37	0.34	0.23
Net realized and unrealized gain (loss)	5.94		3.00	6.24	4.40	6.97
Total from investment operations	6.19		3.41	6.61	4.74	7.20
Less distributions to shareholders:
From net investment income	(0.31)		(0.54)	(0.43)	(0.32)	(0.24)
From net realized gains	(6.07)		(4.69)	(2.74)	(1.15)	—
Total distributions	(6.38)		(5.23)	(3.17)	(1.47)	(0.24)
Net asset value, end of period	$20.48		$20.67	$22.49	$19.05	$15.78
Total Return(a)	28.38%		17.05%	37.99%	31.45%	82.10%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,402,343		$4,276,782	$4,788,395	$4,433,098	$4,079,172
Net expenses to average daily net assets	1.09	%(b)	1.07%	1.10%	1.11%	1.12%
Net investment income to average daily net assets	1.04%		1.87%	1.88%	2.17%	1.85%
Portfolio turnover rate	60%		44%	41%	57%	46%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.00	%(c)	0.01%	0.01%	0.01%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.04		$0.02	$0.01	$0.01	$0.06

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions.

(c)  Ratio is less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements

27

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$20.62		$22.45	$19.02	$15.75	$8.81
Income (loss) from investment operations:
Net investment income (loss)†	0.23		0.42	0.40	0.34	0.24
Net realized and unrealized gain (loss)	5.95		2.99	6.20	4.41	6.94
Total from investment operations	6.18		3.41	6.60	4.75	7.18
Less distributions to shareholders:
From net investment income	(0.33)		(0.55)	(0.43)	(0.33)	(0.24)
From net realized gains	(6.07)		(4.69)	(2.74)	(1.15)	—
Total distributions	(6.40)		(5.24)	(3.17)	(1.48)	(0.24)
Net asset value, end of period	$20.40		$20.62	$22.45	$19.02	$15.75
Total Return(a)	28.38%		17.10%	38.05%	31.59%	81.97%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,021,319		$2,599,002	$3,081,021	$3,255,865	$1,799,736
Net expenses to average daily net assets	1.05	%(b)	1.03%	1.05%	1.06%	1.08%
Net investment income to average daily net assets	0.98%		1.94%	2.03%	2.13%	2.05%
Portfolio turnover rate	60%		44%	41%	57%	46%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.00	%(c)	0.01%	0.01%	0.01%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02		$0.02	$0.01	$0.00 (d)	$0.05

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions.

(c)  Ratio is less than 0.01%.

(d)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements

28

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29

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class V share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006
Net asset value, beginning of period	$20.61		$22.44	$19.02
Income (loss) from investment operations:
Net investment income (loss)†	0.23		0.43	0.22
Net realized and unrealized gain (loss)	5.96		2.98	6.39
Total from investment operations	6.19		3.41	6.61
Less distributions to shareholders:
From net investment income	(0.34)		(0.55)	(0.45)
From net realized gains	(6.07)		(4.69)	(2.74)
Total distributions	(6.41)		(5.24)	(3.19)
Net asset value, end of period	$20.39		$20.61	$22.44
Total Return(c)	28.43%		17.11%	38.12%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,190,887		$679,988	$1,447,059
Net expenses to average daily net assets	1.03	%(d)	1.01%	1.04%
Net investment income to average daily net assets	0.98%		1.97%	1.06%
Portfolio turnover rate	60%		44%	41%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.00	%(f)	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.05		$0.03	$0.02

(a)  The class was inactive from October 27, 2004 to February 11, 2005.

(b)  Distributions from net realized gains were less than $0.01 per share.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  The net expense ratio does not include the effect of expense reductions.

(e)  The ratio for the period has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

(f)  Ratio is less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

***  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2005.

****  Calculation represents portfolio turnover of the Fund for the year ended February 29, 2004.

See accompanying notes to the financial statements.

30

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)
(For a Class V share outstanding throughout each period)

	Period from February 11, 2005 (commencement of operations) through		Period from March 1, 2004 through		Period from August 4, 2003 (commencement of operations) through
	February 28, 2005(a)		October 26, 2004(a)		February 29, 2004
Net asset value, beginning of period	$17.88		$15.77		$10.81
Income (loss) from investment operations:
Net investment income (loss)†	(0.01)		0.25		0.13
Net realized and unrealized gain (loss)	1.15		(0.09)		5.02
Total from investment operations	1.14		0.16		5.15
Less distributions to shareholders:
From net investment income	—		(0.07)		(0.19)
From net realized gains	—		(0.00	)(b)	—
Total distributions	—		(0.07)		(0.19)
Net asset value, end of period	$19.02		$15.86		$15.77
Total Return(c)	6.38	%**	1.10	%**	47.82	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$38,564		$116,417		$382,193
Net expenses to average daily net assets	1.03	%*	1.05	%*	1.07	%*
Net investment income to average daily net assets	(0.05	)%(e)**	1.70	%(e)**	1.69	%*
Portfolio turnover rate	57	%***	57	%***	46	%****
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02	%*	0.01	%*	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	—		—		$0.03

See accompanying notes to the financial statements.

31

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004(a)
Net asset value, beginning of period	$20.63		$22.45	$19.03	$15.76	$10.45
Income (loss) from investment operations:
Net investment income (loss)†	0.25		0.42	0.38	0.34	0.14
Net realized and unrealized gain (loss)	5.95		3.01	6.23	4.41	5.42
Total from investment operations	6.20		3.43	6.61	4.75	5.56
Less distributions to shareholders:
From net investment income	(0.34)		(0.56)	(0.45)	(0.33)	(0.25)
From net realized gains	(6.07)		(4.69)	(2.74)	(1.15)	—
Total distributions	(6.41)		(5.25)	(3.19)	(1.48)	(0.25)
Net asset value, end of period	$20.42		$20.63	$22.45	$19.03	$15.76
Total Return(b)	28.49%		17.20%	38.07%	31.63%	53.62	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$5,902,406		$5,116,565	$3,203,435	$2,083,376	$879,837
Net expenses to average daily net assets	1.00	%(c)	0.98%	1.00%	1.01%	1.04	%*
Net investment income to average daily net assets	1.05%		1.93%	1.94%	2.15%	1.54	%*
Portfolio turnover rate	60%		44%	41%	57%	46	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.00	%(d)	0.01%	0.01%	0.01%	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.03		$0.02	$0.02	$0.03	$0.04

(a)  Period from June 30, 2003 (commencement of operations) through February 29, 2004.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  The net expense ratio does not include the effect of expense reductions.

(d)  Ratio is less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

***  Calculation represents portfolio turnover of the Fund for the year ended February 29, 2004.

See accompanying notes to the financial statements

32

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1  Organization

GMO Emerging Markets Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the S&P/IFCI (Investable) Composite Index. The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed markets, which excludes countries that are included in the MSCI EAFE Index.

Throughout the year ended February 29, 2008, the Fund had four classes of shares outstanding: Class III, Class IV, Class V and Class VI. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of GMO Special Purpose Holding Fund are not publicly available for direct purchase.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair

33

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Indian regulators have alleged that the Fund violated certain conditions under which it was granted permission to operate in India and have restricted a portion of the Fund's locally held assets pending resolution of the dispute. The amount of these restricted assets represents less than 0.1% of the Fund's net assets as of February 29, 2008. The valuation of this possible claim and all matters relating to the Fund's response to these allegations are subject to supervision and control of the Trustees, and all costs in respect of this matter are being borne by the Fund.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 29, 2008, the Fund received $52,305 through SPHF in conjunction with settlement agreements related to the default of those securities.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency

34

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. There were no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the

35

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts at the end of the period.

For the year ended February 29, 2008, the Fund's investment activity in written options contracts was as follows:

	Principal Amount of Contracts	Premiums
Outstanding, beginning of period	$(23,523,993)	$(1,514,966)
Options written	—	—
Options exercised	—	—
Options expired	23,523,993	1,514,966
Options sold	—	—
Outstanding, end of period	$—	$—

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may

36

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

37

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had loaned securities valued by the Fund at $16,225,724 collateralized by cash in the amount of $17,438,850, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. For the year ended February 29, 2008, the Fund incurred $4,298,031 in capital gain taxes which is included in net realized gain (loss) in the Statement of Operations.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. For the year ended February 29, 2008, the Fund incurred $291,328 in CPMF tax which is included

38

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

in the net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

The Fund is currently subject to a Taiwanese security transaction tax of 0.30% of the transaction amount on equities, which must be paid by the Fund upon the sale or transfer of any portfolio securities subject to such tax.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to foreign currency transactions, losses on wash sale transactions, partnership interest tax allocations, post-October currency losses and passive foreign investment company transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$19,448,006	$(21,180,412)	$1,732,406

39

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$563,852,184	$621,004,317
Long-term capital gains	3,030,792,260	2,180,430,319
Total distributions	$3,594,644,444	$2,801,434,636

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$39,329,362
Undistributed long–term capital gain	$1,676,727,752

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October currency losses of $12,836,574.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$10,411,605,151	$3,446,042,399	$(464,429,507)	$2,981,612,892

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

40

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.80% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class's net assets on the share transaction date. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

Investment risks

Investments in securities of issuers in emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related

41

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

countries. These factors may result in significant volatility in the values of its holdings. The markets in emerging countries are typically less liquid than those of developed markets. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.105% for Class IV shares, 0.085% for Class V shares, and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, custodial fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding

42

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.81% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the GMO Special Purpose Holding Fund. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.000%	0.000%	0.000%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $136,005 and $61,378, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 29, 2008, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$2,979,372
Investments (non-U.S. Government securities)	8,247,123,561	11,120,966,132

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

43

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

6.  Principal shareholders and related parties

As of February 29, 2008, there were no shareholders individually holding in excess of 10% of the Fund's outstanding shares.

As of February 29, 2008, 0.40% of the Fund's shares were held by forty-nine related parties comprised of certain GMO employee accounts, and 26.82% of the Fund's shares were held by accounts for which the Manager has investment discretion.

44

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	511,450	$11,067,541	901,800	$19,806,386
Shares issued to shareholders in reinvestment of distributions	41,256,239	944,580,044	47,035,328	954,963,472
Shares repurchased	(82,489,753)	(1,996,490,628)	(53,946,185)	(1,195,526,895)
Purchase premiums	—	34,924	—	16,816
Redemption fees	—	6,221,718	—	3,405,130
Net increase (decrease)	(40,722,064)	$(1,034,586,401)	(6,009,057)	$(217,335,091)
	Year Ended February 29, 2008		Year Ended February 28, 2007
Class IV:	Shares	Amount	Shares	Amount
Shares sold	42,157,428	$1,040,161,863	19,134,727	$423,961,978
Shares issued to shareholders in reinvestment of distributions	35,738,546	808,409,341	32,302,833	653,579,480
Shares repurchased	(55,851,088)	(1,362,248,327)	(62,645,477)	(1,351,668,048)
Purchase premiums	—	4,000	—	4,261
Redemption fees	—	3,196,572	—	3,358,243
Net increase (decrease)	22,044,886	$489,523,449	(11,207,917)	$(270,764,086)

45

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class V:	Shares	Amount	Shares	Amount
Shares sold	36,562,016	$922,567,536	14,260,670	$302,250,327
Shares issued to shareholders in reinvestment of distributions	12,460,349	281,241,715	14,192,468	287,016,728
Shares repurchased	(23,612,498)	(586,826,685)	(59,953,974)	(1,278,498,246)
Purchase premiums	—	—	—	—
Redemption fees	—	2,262,707	—	1,945,943
Net increase (decrease)	25,409,867	$619,245,273	(31,500,836)	$(687,285,248)
	Year Ended February 29, 2008		Year Ended February 28, 2007
Class VI:	Shares	Amount	Shares	Amount
Shares sold	25,646,673	$584,700,516	92,951,864	$1,981,148,689
Shares issued to shareholders in reinvestment of distributions	64,927,161	1,472,096,525	39,847,798	808,375,017
Shares repurchased	(49,478,255)	(1,203,172,374)	(27,445,223)	(594,414,004)
Purchase premiums	—	953,166	—	715,182
Redemption fees	—	6,273,038	—	2,967,073
Net increase (decrease)	41,095,579	$860,850,871	105,354,439	$2,198,791,957

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds in GMO Trust during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Special Purpose Holding Fund	$11,371	$—	$—	$—	$52,305	$10,161
Totals	$11,371	$—	$—	$—	$52,305	$10,161

46

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

An affiliated company is a company in which the Fund has or had ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bakrie & Brothers Tbk PT	$—	$48,294,307	$—	$—	$52,163,380
Biomass Korea Co Ltd	—	7,053,102	—	—	4,806,682
Boryung Pharmaceutical Co Ltd	7,071,014	—	—	97,964	9,623,938
CBAY Systems Holdings Ltd	16,259,042	—	—	—	18,319,951
Daehan Pulp Co Ltd	3,669,664	—	—	—	3,241,894
Dimerco Express Taiwan Corp	10,538,781	—	—	248,444	13,447,262
EnE System Inc	13,754,436	—	—	—	9,225,369
In The F Co Ltd (formerly Nasan Co Ltd)	14,147,918	—	—	—	11,011,120
Kolon Construction*	29,034,912	—	31,811,704	—	—
Korea Real Estate*	14,787,117	—	—	—	19,779,239
Les Enphants Co Ltd	10,293,616	—	404,121	230,214	8,606,563
Mbiznetworks Global Co*	2,855,881	—	3,356,490	—	—
Megaworld Corp*	65,571,291	3,829,378	22,510,724	423,735	49,255,194
Millenium Information Technology	787,470	—	—	—	787,470
Pumyang Construction Co Ltd	9,376,861	—	—	—	13,435,930
Robinsons Land Corp*	64,992,132	914,695	16,260,267	1,333,399	36,937,049
SSCP Co Ltd*	31,670,938	—	30,076,389	—	7,660,637
Star Block Co Ltd (Foreign Registered)	913	—	—	—	987
Yarnapund Pcl*	2,616,004	—	2,310,202	25,599	—
Totals	$297,427,990	$60,091,482	$106,729,897	$2,359,355	$258,302,665

*  No longer an affiliate as of February 29, 2008.

47

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

48

GMO Emerging Markets Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

49

GMO Emerging Markets Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 29, 2008 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	1.12%	$1,000.00	$1,027.60	$5.65
2) Hypothetical	1.12%	$1,000.00	$1,019.29	$5.62
Class IV
1) Actual	1.08%	$1,000.00	$1,027.40	$5.44
2) Hypothetical	1.08%	$1,000.00	$1,019.49	$5.42
Class V
1) Actual	1.06%	$1,000.00	$1,027.70	$5.34
2) Hypothetical	1.06%	$1,000.00	$1,019.59	$5.32
Class VI
1) Actual	1.03%	$1,000.00	$1,027.80	$5.19
2) Hypothetical	1.03%	$1,000.00	$1,019.74	$5.17

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

50

GMO Emerging Markets Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $3,030,792,260 from long-term capital gains.

During the year ended February 29, 2008, the Fund paid foreign taxes of $44,170,023 and recognized foreign source income of $321,705,663.

For taxable, non-corporate shareholders, 15.85% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $377,589,138 or if determined to be different, the qualified short term capital gains of such year.

51

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

52

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

53

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

54

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

55

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Short-Duration Investment Fund returned +0.4% for the fiscal year ended February 29, 2008, as compared with +5.8% for the JPMorgan U.S. 3 Month Cash Index. The Fund underperformed the benchmark during the fiscal year by 5.4%.

The fiscal year's underperformance stemmed from mark-to-market losses in the GMO Short Duration Collateral Fund (SDCF), the cash collateral pool in which the strategy invests a substantial portion of its total assets. SDCF primarily invests in high quality U.S. and foreign floating-rate fixed income securities, mainly asset-backed securities, in order to earn a LIBOR-type return.

With the extreme price volatility of AAA-credit quality asset-backed securities during the year, SDCF underperformed LIBOR by nearly 700 basis points, directly contributing to the Short-Duration Investment Fund's underperformance given the latter's 72% exposure to the former.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
0.40%
3.09%
3.14%
$15,110,530
$13,628,170
2/28/98
$10,000,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
GMO Short-Duration Investment Fund
JPMorgan U.S. 3 Month Cash Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	90.6%
Short-Term Investments	6.5
Futures	(0.0)
Forward Currency Contracts	(0.0)
Swaps	(0.2)
Other	3.1
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Short-Duration Investment Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Par Value ($)/Shares	Description	Value ($)
	DEBT OBLIGATIONS — 25.0%
	U.S. Government Agency — 25.0%
116,655	Agency for International Development Floater (Support of Botswana), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 2.53%, due 10/01/12	116,365
751,500	Agency for International Development Floater (Support of C.A.B.E.I.), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 2.53%, due 10/01/12	749,629
670,297	Agency for International Development Floater (Support of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill x 117%, 4.11%, due 10/01/11	666,527
38,994	Agency for International Development Floater (Support of Peru), Series A, Variable Rate, 6 mo. U.S. Treasury Bill + .35%, 2.48%, due 05/01/14	38,800
265,920	Small Business Administration Pool #502320, Variable Rate, Prime - 2.18%, 5.06%, due 08/25/18	269,380
	Total U.S. Government Agency	1,840,701
	TOTAL DEBT OBLIGATIONS (COST $1,844,284)	1,840,701
	MUTUAL FUNDS — 72.3%
	Affiliated Issuers — 72.3%
221,558	GMO Short-Duration Collateral Fund	5,324,037
9,192	GMO Special Purpose Holding Fund(a)(b)	11,582
	TOTAL MUTUAL FUNDS (COST $5,707,366)	5,335,619
	TOTAL INVESTMENTS — 97.3% (Cost $7,551,650)	7,176,320
	Other Assets and Liabilities (net) — 2.7%	199,074
	TOTAL NET ASSETS — 100.0%	$7,375,394

See accompanying notes to the financial statements.

2

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

C.A.B.E.I. - Central American Bank of Economic Integration

Variable rate - The rates shown on variable rate notes are the current interest rates at February 29, 2008, which are subject to change based on the terms of the security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Underlying investment represents interests in defaulted securities.

See accompanying notes to the financial statements.

3

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $1,844,284) (Note 2)	$1,840,701
Investments in affiliated issuers, at value (cost $5,707,366) (Notes 2 and 8)	5,335,619
Cash	176,127
Receivable for investments sold	1,613
Receivable for Fund shares sold	469,351
Interest receivable	32,761
Receivable for expenses reimbursed by Manager (Note 3)	16,849
Total assets	7,873,021
Liabilities:
Payable for Fund shares repurchased	469,351
Payable to affiliate for (Note 3):
Management fee	313
Shareholder service fee	940
Trustees and Chief Compliance Officer of GMO Trust fees	12
Accrued expenses	27,011
Total liabilities	497,627
Net assets	$7,375,394
Net assets consist of:
Paid-in capital	$12,105,073
Accumulated undistributed net investment income	1,079
Accumulated net realized loss	(4,355,428)
Net unrealized depreciation	(375,330)
$7,375,394
Net assets attributable to:
Class III shares	$7,375,394
Shares outstanding:
Class III	872,954
Net asset value per share:
Class III	$8.45

See accompanying notes to the financial statements.

4

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$396,947
Interest	164,495
Total investment income	561,442
Expenses:
Management fee (Note 3)	7,407
Shareholder service fee – Class III (Note 3)	22,221
Custodian, fund accounting agent and transfer agent fees	2,847
Audit and tax fees	35,880
Legal fees	45,634
Trustees fees and related expenses (Note 3)	121
Registration fees	2,589
Miscellaneous	1,600
Total expenses	118,299
Fees and expenses reimbursed by Manager (Note 3)	(88,495)
Net expenses	29,804
Net investment income (loss)	531,638
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(113,568)
Investments in affiliated issuers	288,575
Realized gains distributions from affiliated issuers (Note 8)	59,618
Net realized gain (loss)	234,625
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	106,921
Investments in affiliated issuers	(500,322)
Net unrealized gain (loss)	(393,401)
Net realized and unrealized gain (loss)	(158,776)
Net increase (decrease) in net assets resulting from operations	$372,862

See accompanying notes to the financial statements.

5

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$531,638	$1,648,053
Net realized gain (loss)	234,625	483,475
Change in net unrealized appreciation (depreciation)	(393,401)	(118,646)
Net increase (decrease) in net assets from operations	372,862	2,012,882
Distributions to shareholders from:
Net investment income
Class III	(529,051)	(1,646,299)
Net share transactions (Note 7):
Class III	(23,783,143)	1,493,876
Total increase (decrease) in net assets	(23,939,332)	1,860,459
Net assets:
Beginning of period	31,314,726	29,454,267
End of period (including accumulated undistributed net investment income of $1,079 and distributions in excess of net investment income of $1,492, respectively)	$7,375,394	$31,314,726

See accompanying notes to the financial statements.

6

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$8.93	$8.82	$8.77	$8.75	$8.68
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.32	0.47	0.27	0.23	0.12
Net realized and unrealized gain (loss)	(0.28)	0.11	0.07	(0.01)	0.07
Total from investment operations	0.04	0.58	0.34	0.22	0.19
Less distributions to shareholders:
From net investment income	(0.52)	(0.47)	(0.29)	(0.20)	(0.12)
Return of capital	—	—	—	—	(0.00	)(b)
Total distributions	(0.52)	(0.47)	(0.29)	(0.20)	(0.12)
Net asset value, end of period	$8.45	$8.93	$8.82	$8.77	$8.75
Total Return(c)	0.40%	6.62%	3.83%	2.49%	2.24%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$7,375	$31,315	$29,454	$29,607	$44,156
Net expenses to average daily net assets(d)	0.20%	0.20%	0.20%	0.20%	0.21%
Net investment income to average daily net assets(a)	3.59%	5.21%	3.01%	2.57%	1.36%
Portfolio turnover rate	5%	12%	17%	101%	4%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.60%	0.14%	0.13%	0.10%	0.10%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  Return of capital distribution was less than $0.01.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

7

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Short-Duration Investment Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks to provide current income. The Fund seeks to achieve this objective by investing a substantial portion of its assets in GMO Short-Duration Collateral Fund, which primarily invests in high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers. In addition, the Fund makes investments in high quality fixed income securities. The Fund's benchmark is the JPMorgan U.S. 3 Month Cash Index.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of the GMO Special Purpose Holding Fund and the GMO Short-Duration Collateral Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value

8

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 48.09% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the securities' market values and changes in interest rates.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 29, 2008, the Fund received $59,618 through SPHF in conjunction with settlement agreements related to the default of those securities.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing

9

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from

10

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and partnership interest tax allocations.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(16)	$16	$—

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$529,051	$1,646,299
Total distributions	$529,051	$1,646,299

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$5,072

As of February 29, 2008, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

02/29/2012	$(500,299)
02/28/2013	(708)
02/28/2014	(3,024,063)
02/29/2016	(226,383)
Total	$(3,751,453)

11

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,159,618	$13,657	$(996,955)	$(983,298)

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact

12

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expense indirectly incurred by investment in underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.05% of the Fund's average daily net assets.

13

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.001%	0.000%	0.000%	0.001%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $114 and $51, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 29, 2008, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$3,566,272
Investments (non-U.S. Government securities)	736,947	21,000,000

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 54.45% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of

14

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 15.07% of the Fund's shares were held by sixteen related parties comprised of certain GMO employee accounts, and 80.68% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	55,544	$469,351	343,252	$3,089,088
Shares issued to shareholders in reinvestment of distributions	60,822	528,993	184,742	1,642,384
Shares repurchased	(2,751,782)	(24,781,487)	(360,524)	(3,237,596)
Net increase (decrease)	(2,635,416)	$(23,783,143)	167,470	$1,493,876

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$25,797,458	$736,947	$21,000,000	$396,947	$—	$5,324,037
GMO Special Purpose Holding Fund	12,961	—	—	—	59,618	11,582
Totals	$25,810,419	$736,947	$21,000,000	$396,947	$59,618	$5,335,619

15

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Investment Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

16

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.20%	$1,000.00	$987.50	$0.99
2) Hypothetical	0.20%	$1,000.00	$1,023.87	$1.01

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

17

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 29, 2008, $281,931 or if determined to be different, the qualified interest income of such year.

18

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address,	and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees		Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

19

Independent Trustees — (Continued)

Name, Address,	and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee		Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee		Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

20

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002)

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO U.S. Small/Mid Cap Growth Fund returned -11.7% for the fiscal year ended February 29, 2008, as compared to -4.3% for the Russell 2500 Growth Index. The Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted from returns relative to the Russell 2500 Growth Index. Selections in Materials and Telecommunication Services added to relative returns while selections in Consumer Discretionary, Financials, and Energy detracted. Individual names adding to relative returns included overweight positions in CF Industries, Priceline.com, and Cleveland-Cliffs. Individual names detracting from relative returns included overweight positions in First Marblehead, ITT Educational Services, and American Eagle Outfitters.

Sector selection detracted from returns relative to the Russell 2500 Growth Index. Sector weightings positively impacting relative performance included an overweight in Materials and underweight positions in Financials and Telecommunication Services. Sector weightings negatively impacting relative performance included an overweight in Consumer Discretionary and underweight positions in Energy and Health Care.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Small/Mid Cap Growth Fund Class III Shares and the Russell 2500 Growth Index
As of February 29, 2008

	Average Annual Total Returns†		
	1 Year	5 Year	10 Year
Class III	-12.62%	13.35%	3.97%

$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
2/28/98
$9,950,000
$15,951,220
$14,756,760
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
U.S. Small/Mid Cap Growth Fund
Russell 2500 Growth Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

†   The Fund is the successor to the GMO Small/Mid Cap Growth Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Small/Mid Cap Growth Fund.

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	99.6%
Short-Term Investments	1.1
Other	(0.7)
100.0%
Industry Sector Summary	% of Equity Investments
Health Care	20.4%
Industrials	18.5
Consumer Discretionary	18.4
Information Technology	14.9
Materials	7.6
Consumer Staples	6.6
Financials	6.3
Energy	6.3
Utilities	1.0
100.0%

1

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 99.6%
	Consumer Discretionary — 18.3%
200	Abercrombie & Fitch Co.-Class A	15,506
1,000	Advance Auto Parts, Inc.	33,540
1,400	Aeropostale, Inc. *	37,604
600	American Eagle Outfitters, Inc.	12,822
500	Blue Nile, Inc. *	22,080
700	BorgWarner, Inc.	30,177
600	Buckle, Inc.	27,240
400	Buffalo Wild Wings, Inc. *	9,268
1,400	Career Education Corp. *	20,790
600	Chico's FAS, Inc. *	5,586
100	Chipotle Mexican Grill, Inc.-Class A *	9,930
1,100	Choice Hotels International, Inc.	35,695
1,100	Crocs, Inc. *	26,752
700	Deckers Outdoor Corp. *	77,448
600	DeVry, Inc.	26,364
100	Dick's Sporting Goods, Inc. *	2,758
800	Discovery Holding Co.-Class A *	18,056
1,000	Dollar Tree Stores, Inc. *	26,830
1,450	Fossil, Inc. *	46,661
1,400	GameStop Corp.-Class A *	59,304
2,300	Gentex Corp.	37,076
200	Getty Images, Inc. *	6,432
2,200	Guess?, Inc.	90,486
1,900	Hasbro, Inc.	48,963
100	Hibbett Sports, Inc. *	1,580
1,100	Interactive Data Corp.	32,186
1,700	ITT Educational Services, Inc. *	93,874
100	J Crew Group, Inc. *	4,005
1,400	Jack in the Box, Inc. *	36,778
400	John Wiley and Sons, Inc.-Class A	14,592
1,100	LKQ Corp. *	23,364
1,300	Marvel Entertainment, Inc. *	32,695

See accompanying notes to the financial statements.

2

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Consumer Discretionary — continued
100	Matthews International Corp.-Class A	4,486
300	Men's Wearhouse, Inc.	6,912
1,200	O'Reilly Automotive, Inc. *	32,352
100	PetMed Express, Inc. *	1,145
200	PetSmart, Inc.	4,306
100	PF Chang's China Bistro, Inc. *	2,853
400	Polaris Industries, Inc.	15,272
300	Pre-Paid Legal Services, Inc. *	14,295
1,100	Priceline.com, Inc. *	125,422
200	Ross Stores, Inc.	5,570
1,100	Service Corporation International	11,880
300	Spartan Motors, Inc.	2,439
400	Strayer Education, Inc.	62,280
400	Sturm, Ruger & Co, Inc. *	3,160
400	Tempur-Pedic International, Inc.	6,968
300	Thor Industries, Inc.	9,144
2,000	Tiffany & Co.	75,280
100	Tractor Supply Co. *	3,744
900	Tupperware Corp.	32,832
100	Universal Electronics, Inc. *	2,270
2,700	Urban Outfitters, Inc. *	77,706
700	Weight Watchers International, Inc.	32,900
100	Williams-Sonoma, Inc.	2,336
	Total Consumer Discretionary	1,501,994
	Consumer Staples — 6.6%
800	Alberto-Culver Co.	21,440
100	Bare Escentuals, Inc. *	2,738
400	Boston Beer Co., Inc.-Class A *	14,264
600	Central European Distribution Corp. *	34,908
500	Chattem, Inc. *	38,950
1,100	Church & Dwight Co., Inc.	58,806
100	Darling International, Inc. *	1,390
1,300	Energizer Holdings, Inc. *	120,679

See accompanying notes to the financial statements.

3

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Consumer Staples — continued
100	Estee Lauder Cos. (The), Inc.-Class A	4,258
1,200	Flowers Foods, Inc.	27,192
400	Fresh Del Monte Produce, Inc. *	13,284
600	Green Mountain Coffee Roasters, Inc. *	18,306
1,700	Hansen Natural Corp. *	70,550
100	Herbalife, Ltd.	4,183
1,300	Hormel Foods Corp.	53,118
200	JM Smucker Co. (The)	10,238
1,100	McCormick & Co., Inc. (Non Voting)	37,895
100	Ralcorp Holdings, Inc. *	5,545
100	USANA Health Sciences, Inc. *	3,118
	Total Consumer Staples	540,862
	Energy — 6.3%
200	Alon USA Energy, Inc.	3,138
200	Alpha Natural Resources, Inc. *	8,108
100	Atlas America, Inc.	6,047
300	Atwood Oceanics, Inc. *	27,927
100	Berry Petroleum Co.	4,111
100	Cabot Oil & Gas Corp.	4,975
200	Cheniere Energy, Inc. *	5,866
100	Cimarex Energy Co.	5,270
100	Delek US Holdings, Inc.	1,578
1,800	Denbury Resources, Inc. *	57,402
900	Dresser-Rand Group, Inc. *	30,663
2,000	FMC Technologies, Inc. *	113,320
1,800	Frontier Oil Corp.	64,278
200	Global Industries Ltd. *	3,682
200	Helmerich & Payne, Inc.	8,966
800	Holly Corp.	42,712
1,300	Oceaneering International, Inc. *	78,000
200	Oil States International, Inc. *	8,432
100	Range Resources Corp.	6,118
200	Tidewater, Inc.	11,230

See accompanying notes to the financial statements.

4

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Energy — continued
200	Unit Corp. *	11,030
300	Western Refining, Inc.	5,976
100	Willbros Group, Inc. *	3,426
	Total Energy	512,255
	Financials — 6.3%
1,600	Brown & Brown, Inc.	28,528
600	Cohen & Steers, Inc.	15,108
3,100	Eaton Vance Corp.	98,735
300	Entertainment Properties Trust REIT	14,061
700	Erie Indemnity Co.-Class A	34,545
1,200	Federated Investors, Inc.-Class B	48,696
100	First Marblehead Corp. (The)	1,203
200	Frontier Financial Corp.	2,996
100	HCC Insurance Holdings, Inc.	2,406
300	IntercontinentalExchange, Inc. *	39,090
500	Janus Capital Group, Inc.	12,110
100	Markel Corp. *	46,475
300	Odyssey Re Holdings Corp.	10,854
1,000	Philadelphia Consolidated Holding Corp. *	33,920
3,900	SEI Investment Co.	97,539
100	Stifel Financial Corp. *	4,359
100	SVB Financial Group *	4,530
600	Waddell and Reed Financial, Inc.	18,804
	Total Financials	513,959
	Health Care — 20.3%
400	Applera Corp. - Applied Biosystems Group	13,484
500	ArthoCare Corp. *	20,075
300	Barr Pharmaceuticals, Inc. *	14,145
200	Bio-Rad Laboratories, Inc. *	18,888
700	Cerner Corp. *	30,415
700	Charles River Laboratories International, Inc. *	41,006
500	Chemed Corp.	23,855

See accompanying notes to the financial statements.

5

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Health Care — continued
1,300	Covance, Inc. *	109,733
200	CV Therapeutics, Inc. *	1,168
2,800	DENTSPLY International, Inc.	109,312
400	Dionex Corp. *	29,528
400	Edwards Lifesciences Corp. *	17,444
500	Emergency Medical Services, LP *	12,365
1,100	Endo Pharmaceuticals Holdings, Inc. *	28,886
700	Gen-Probe, Inc. *	33,467
300	Health Net, Inc. *	13,182
1,300	Henry Schein, Inc. *	77,766
1,700	Idexx Laboratories, Inc. *	94,299
2,000	Immucor, Inc. *	59,600
500	Intuitive Surgical, Inc. *	140,960
1,000	Invitrogen Corp. *	84,490
1,000	Kinetic Concepts, Inc. *	51,390
600	Lifecell Corp. *	24,210
700	Lincare Holdings, Inc. *	22,750
1,700	Meridian Bioscience, Inc.	58,259
200	Onyx Pharmaceuticals, Inc. *	5,464
1,500	Patterson Cos., Inc. *	52,800
1,100	Pediatrix Medical Group, Inc. *	72,611
200	PerkinElmer, Inc.	4,964
1,700	Pharmaceutical Product Development, Inc.	76,619
400	ResMed, Inc. *	16,196
1,600	Respironics, Inc. *	105,088
600	Techne Corp. *	41,034
300	Varian Medical Systems, Inc. *	15,735
300	Varian, Inc. *	16,245
900	VCA Antech, Inc. *	28,899
300	Warner Chilcott Ltd.-Class A *	5,061
1,600	Waters Corp. *	95,376
	Total Health Care	1,666,769

See accompanying notes to the financial statements.

6

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Industrials — 18.4%
600	ABM Industries, Inc.	11,916
400	Alliant Techsystems, Inc. *	41,976
900	Ametek, Inc.	38,331
100	Baldor Electric Co.	2,867
100	BE Aerospace, Inc. *	3,430
200	Ceradyne, Inc. *	6,222
200	Clarcor, Inc.	7,160
100	Copa Holdings SA-Class A	3,611
1,600	Copart, Inc. *	66,656
100	Corrections Corporation of America *	2,686
900	Donaldson Co., Inc.	37,944
900	Dun & Bradstreet Corp.	78,606
300	Dynamic Materials Corp.	17,097
100	EMCOR Group, Inc. *	2,409
1,000	Equifax, Inc.	34,220
600	Fastenal Co.	24,396
100	First Solar, Inc. *	20,520
300	Flowserve Corp.	32,670
1,000	FTI Consulting, Inc. *	63,500
100	General Cable Corp. *	6,172
600	Graco, Inc.	20,826
500	Harsco Corp.	28,245
1,100	Healthcare Services Group, Inc.	21,758
400	Horizon Lines, Inc.-Class A	8,068
300	Hubbell, Inc.-Class B	13,611
700	Idex Corp	21,112
800	II-VI, Inc. *	26,192
250	Innovative Solutions & Support, Inc. *	2,262
2,000	Jacobs Engineering Group, Inc. *	160,580
100	JB Hunt Transport Services, Inc.	2,737
100	KBR, Inc. *	3,333
200	Landstar System, Inc.	9,276
500	M&F Worldwide Corp. *	18,515
2,200	Manitowoc Co. (The), Inc.	89,628

See accompanying notes to the financial statements.

7

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Industrials — continued
500	Middleby Corp. *	34,000
500	Mine Safety Appliances Co.	20,055
1,200	MSC Industrial Direct Co., Inc.-Class A	48,696
100	Oshkosh Truck Corp.	4,007
1,700	Pall Corp.	66,929
200	Quanta Services, Inc. *	4,776
600	Raven Industries, Inc.	17,568
300	Resources Connection, Inc.	4,830
800	Roper Industries, Inc.	45,120
100	Shaw Group (The), Inc. *	6,438
100	Spirit Aerosystems Holdings, Inc.-Class A *	2,702
1,700	Stericycle, Inc. *	91,613
800	Sunpower Corp.-Class A *	52,576
600	Teledyne Technologies, Inc. *	26,640
300	Teleflex, Inc.	16,965
300	TeleTech Holdings, Inc. *	6,771
700	Toro Co.	33,726
400	Valmont Industries, Inc.	31,960
700	Watson Wyatt Worldwide, Inc.	37,135
1,000	Woodward Governor Co.	28,570
	Total Industrials	1,509,609
	Information Technology — 14.8%
100	Activision, Inc. *	2,725
300	ADTRAN, Inc.	5,526
500	Advanced Analogic Technologies, Inc. *	3,250
100	Alliance Data Systems Corp. *	5,063
1,200	Amphenol Corp.-Class A	44,364
600	Ansoft Corp. *	14,592
1,400	Ansys, Inc. *	52,318
300	Bankrate, Inc. *	12,678
200	Blue Coat Systems, Inc. *	4,696
300	BMC Software, Inc. *	9,684
200	Broadridge Financial Solutions LLC	3,830

See accompanying notes to the financial statements.

8

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Information Technology — continued
500	Citrix Systems, Inc. *	16,465
600	CommScope, Inc. *	25,128
100	Comtech Telecommunications Corp. *	4,338
600	Concur Technologies, Inc. *	17,544
900	Cree, Inc. *	27,810
100	DST Systems, Inc. *	7,026
1,950	Factset Research Systems, Inc.	102,648
100	Faro Technologies, Inc. *	3,275
4,500	FLIR Systems, Inc. *	128,070
400	Foundry Networks, Inc. *	4,748
100	Gartner, Inc. *	1,891
1,100	Global Payments, Inc.	43,637
100	Informatica Corp. *	1,746
400	Intersil Corp.-Class A	9,308
100	j2 Global Communications, Inc. *	2,152
900	Jack Henry and Associates, Inc.	21,177
400	Manhattan Associates, Inc. *	8,824
1,700	McAfee, Inc. *	56,559
1,300	Mettler-Toledo International, Inc. *	127,010
1,400	Micros Systems, Inc. *	44,856
400	NAVTEQ Corp. *	29,980
100	Netgear, Inc. *	2,182
100	Novatel Wireless, Inc. *	1,058
200	Nuance Communications, Inc. *	3,290
100	Omniture, Inc. *	2,298
1,400	ON Semiconductor Corp. *	8,400
1,400	Polycom, Inc. *	30,520
200	Power Integrations, Inc. *	5,260
500	Semtech Corp. *	6,370
100	Silicon Laboratories, Inc. *	3,095
800	Sohu.Com, Inc. *	36,064
700	Stratasys, Inc. *	13,132
200	Synaptics, Inc. *	5,358
300	Synchronoss Technologies, Inc. *	4,824

See accompanying notes to the financial statements.

9

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Information Technology — continued
300	Synopsys, Inc. *	6,963
1,200	Syntel, Inc.	32,676
1,700	Total System Services, Inc.	37,791
2,600	Trimble Navigation Ltd. *	71,084
1,350	Varian Semiconductor Equipment Associates, Inc. *	45,603
900	Vasco Data Security International, Inc. *	9,954
100	Websense, Inc. *	1,947
1,500	Western Digital Corp. *	46,305
	Total Information Technology	1,217,092
	Materials — 7.6%
600	AK Steel Holding Corp.	31,572
1,000	Albemarle Corp.	37,940
900	AptarGroup, Inc.	33,732
1,200	Celanese Corp.-Class A	46,680
1,100	CF Industries Holdings, Inc.	134,288
300	Cleveland-Cliffs, Inc.	35,838
1,100	International Flavors & Fragrances, Inc.	47,443
500	Martin Marietta Materials, Inc.	53,800
200	Nalco Holding Co.	4,320
300	Packaging Corp. of America	6,837
1,900	Sigma Aldrich Corp.	104,538
500	Silgan Holdings, Inc.	23,370
1,300	Terra Industries, Inc. *	58,773
	Total Materials	619,131
	Utilities — 1.0%
900	Energen Corp.	54,000
1,200	Reliant Energy, Inc. *	27,360
	Total Utilities	81,360
	TOTAL COMMON STOCKS (COST $8,666,736)	8,163,031

See accompanying notes to the financial statements.

10

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.1%
92,630	Citigroup Global Markets Repurchase Agreement, dated 02/29/08, due 03/03/08, with a maturity value of $92,636 and an effective yield of 0.75%, collateralized by a U.S. Treasury Bond with a rate of 8.13%, maturity date of 08/15/19 and a market value, including accrued interest, of $94,201.	92,630
	TOTAL SHORT-TERM INVESTMENTS (COST $92,630)	92,630
	TOTAL INVESTMENTS — 100.7% (Cost $8,759,366)	8,255,661
	Other Assets and Liabilities (net) — (0.7%)	(57,513)
	TOTAL NET ASSETS — 100.0%	$8,198,148

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

See accompanying notes to the financial statements.

11

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value (cost $8,759,366) (Note 2)	$8,255,661
Receivable for Fund shares sold	1,799
Dividends and interest receivable	2,607
Receivable for expenses reimbursed by Manager (Note 3)	7,598
Total assets	8,267,665
Liabilities:
Payable to affiliate for (Note 3):
Management fee	2,504
Shareholder service fee	1,211
Trustees and Chief Compliance Officer of GMO Trust fees	2
Accrued expenses	65,800
Total liabilities	69,517
Net assets	$8,198,148
Net assets consist of:
Paid-in capital	$10,071,702
Distributions in excess of net realized gain	(1,369,849)
Net unrealized depreciation	(503,705)
$8,198,148
Net assets attributable to:
Class III shares	$8,198,148
Shares outstanding:
Class III	603,311
Net asset value per share:
Class III	$13.59

See accompanying notes to the financial statements.

12

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends	$115,710
Interest	23,286
Securities lending income	12,189
Total investment income	151,185
Expenses:
Management fee (Note 3)	61,523
Shareholder service fee – Class III (Note 3)	29,769
Custodian, fund accounting agent and transfer agent fees	45,337
Audit and tax fees	47,996
Legal fees	400
Trustees fees and related expenses (Note 3)	151
Registration fees	552
Miscellaneous	1,363
Total expenses	187,091
Fees and expenses reimbursed by Manager (Note 3)	(95,589)
Net expenses	91,502
Net investment income (loss)	59,683
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	1,121,932
Closed futures contracts	(50,326)
Net realized gain (loss)	1,071,606
Change in net unrealized appreciation (depreciation) on:
Investments	(2,475,492)
Open futures contracts	(151)
Net unrealized gain (loss)	(2,475,643)
Net realized and unrealized gain (loss)	(1,404,037)
Net increase (decrease) in net assets resulting from operations	$(1,344,354)

See accompanying notes to the financial statements.

13

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$59,683	$102,256
Net realized gain (loss)	1,071,606	2,917,966
Change in net unrealized appreciation (depreciation)	(2,475,643)	(2,052,599)
Net increase (decrease) in net assets from operations	(1,344,354)	967,623
Distributions to shareholders from:
Net investment income
Class III	(57,832)	(120,249)
Net realized gains
Class III	(3,159,111)	(2,054,581)
Return of capital
Class III	(44,360)	—
	(3,261,303)	(2,174,830)
Net share transactions (Note 7):
Class III	(12,589,446)	(3,319,666)
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	79,121	37,463
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(12,510,325)	(3,282,203)
Total increase (decrease) in net assets	(17,115,982)	(4,489,410)
Net assets:
Beginning of period	25,314,130	29,803,540
End of period	$8,198,148	$25,314,130

See accompanying notes to the financial statements.

14

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$18.93	$19.67	$21.96	$21.78	$13.52
Income (loss) from investment operations:
Net investment income (loss)†	0.06	0.07	0.06	0.03	0.00 (a)
Net realized and unrealized gain (loss)	(1.79)	0.79	2.93	1.96	8.28
Total from investment operations	(1.73)	0.86	2.99	1.99	8.28
Less distributions to shareholders:
From net investment income	(0.06)	(0.09)	(0.07)	(0.01)	(0.02)
From net realized gains	(3.49)	(1.51)	(5.21)	(1.80)	—
Return of capital	(0.06)	—	—	—	—
Total distributions	(3.61)	(1.60)	(5.28)	(1.81)	(0.02)
Net asset value, end of period	$13.59	$18.93	$19.67	$21.96	$21.78
Total Return(b)	(11.74)%	4.86%	14.63%	10.50%	61.22%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$8,198	$25,314	$29,804	$38,801	$41,662
Net expenses to average daily net assets	0.46%	0.46%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	0.30%	0.38%	0.30%	0.16%	0.02%
Portfolio turnover rate	118%	109%	87%	110%	97%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.48%	0.60%	0.35%	0.26%	0.24%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.07	$0.03	$0.08	$0.04	$0.06

(a)  Net investment income was less than $0.01 per share.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

15

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO U.S. Small/Mid Cap Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming the Russell 2500 Growth Index. The Fund typically makes equity investments in companies that issue stocks included in the Russell 2500 Index, and companies with similar market capitalizations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or

16

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ

17

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

18

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Distributions In Excess Of Net Realized Gain	Paid-in Capital
$(1,851)	$1,851	$—

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$1,413,260	$695,366
Long-term capital gains	1,803,683	1,479,464
	$3,216,943	$2,174,830
Tax return of capital	44,360	—
Total distributions	$3,261,303	$2,174,830

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

19

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October capital losses of $1,250,145.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,879,070	$344,064	$(967,473)	$(623,409)

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in the amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase

20

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expense (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the

21

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act,), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) exceed 0.31% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $151 and $59, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $22,607,383 and $37,651,931, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 77.05% of the outstanding shares of the Fund were held by five shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, there were no shares held by related parties, and 97.44% of the Fund's shares were held by accounts for which the Manager has investment discretion.

22

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	626	$10,677	58,808	$1,047,837
Shares issued to shareholders in reinvestment of distributions	191,266	3,213,436	115,018	2,091,121
Shares repurchased	(925,656)	(15,813,559)	(351,770)	(6,458,624)
Purchase premiums	—	53	—	32,210
Redemption fees	—	79,068	—	5,253
Net increase (decrease)	(733,764)	$(12,510,325)	(177,944)	$(3,282,203)

23

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Small/Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Small/Mid Cap Growth Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

24

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$871.10	$2.14
2) Hypothetical	0.46%	$1,000.00	$1,022.58	$2.31

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

25

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $1,803,683 from long-term capital gains.

For taxable, non-corporate shareholders, 8.13% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 7.99% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $4,781 and $1,361,579, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

26

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 35.69% of distributions to shareholders declared from net investment income and 0.38% declared from net realized gains during the Fund's fiscal year were reclassified to distributions from return of capital and are reflected as such in the Statement of Changes in Net Assets.

27

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

28

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

29

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

30

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

31

GMO International Core Equity Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO International Core Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO International Core Equity Fund returned +0.7% for the fiscal year ended February 29, 2008, as compared to +0.8% for the MSCI EAFE Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Country allocation had a small positive impact on relative performance. Overweights to Germany and the Netherlands helped, while an underweight to Hong Kong hurt.

Sector exposures had a small positive impact. Our underweight to Financials and overweight to Energy helped while our underweight to Consumer Staples hurt.

Currency allocation had minimal impact as our underweight to the British pound and overweight to the Canadian dollar added slightly more value than our underweight to the Australian dollar detracted. The U.S. dollar weakened relative to most foreign currencies, which boosted returns for U.S. investors. The MSCI EAFE Index returned 10% more in U.S. dollar terms than in local currency.

Among GMO's international quantitative stock selection disciplines, stocks favored for their strong momentum characteristics significantly outperformed relative to MSCI EAFE. Those highly ranked by intrinsic value or by quality-adjusted value underperformed by a small margin.

Stock selection helped relative performance. Among the most significant contributors were holdings in Australian mining company Rio Tinto, Canadian fertilizer company Potash Corp. of Saskatchewan, and Canadian technology company Research in Motion, all of which outperformed. Overweight positions in British bank Royal Bank of Scotland, British pharmaceutical GlaxoSmithKline, and an underweight position in Australian mining company BHP Billiton hurt returns.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Classes IV and VI will vary due to different fees.

†  The Fund is the successor to the GMO International Disciplined Equity Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO International Disciplined Equity Fund.

GMO International Core Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.9%
Short-Term Investments	1.4
Preferred Stocks	0.6
Forward Currency Contracts	0.2
Rights and Warrants	0.0
Futures	(0.4)
Other	1.3
100.0%
Country Summary	% of Equity Investments
United Kingdom	23.1%
Japan	19.8
Germany	11.9
France	9.9
Switzerland	6.9
Australia	5.0
Finland	4.8
Canada	3.4
Netherlands	2.8
Italy	2.6
Spain	2.0
Hong Kong	1.6
Sweden	1.6
Singapore	1.4
Belgium	1.0
Norway	0.8
Ireland	0.6
Denmark	0.3
Greece	0.3
Portugal	0.1
Austria	0.1
100.0%

1

GMO International Core Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	17.3%
Industrials	12.9
Health Care	11.4
Materials	11.1
Energy	10.6
Consumer Discretionary	10.4
Information Technology	8.4
Telecommunication Services	7.0
Consumer Staples	6.7
Utilities	4.2
100.0%

2

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 96.9%
	Australia — 4.9%
141	Aristocrat Leisure Ltd	1,343
730,094	Australia and New Zealand Banking Group Ltd	14,732,875
89,620	Australian Stock Exchange Ltd	3,445,681
1,328,697	BHP Billiton Ltd	48,075,977
1,401,205	BlueScope Steel Ltd	14,016,492
1,266,234	Foster's Group Ltd	6,238,576
29,938	Incitec Pivot Ltd	4,066,249
193,523	Macquarie Group Ltd	9,664,615
1,902,422	Mirvac Group Ltd	6,743,580
201,508	QBE Insurance Group Ltd	4,167,944
1,024,425	Santos Ltd	12,142,839
1,491,907	Stockland	9,654,982
1,529,495	Suncorp-Metway Ltd	19,620,651
527,673	TABCORP Holdings Ltd	7,438,733
4,262,769	Telstra Corp Ltd	19,162,770
959,997	Westpac Banking Corp	20,533,057
641,861	Woodside Petroleum Ltd	33,563,897
848,445	Woolworths Ltd	22,659,561
945,346	Zinifex Ltd	9,511,409
	Total Australia	265,441,231
	Austria — 0.1%
88,416	OMV AG	6,388,497
	Belgium — 1.0%
100,833	Belgacom SA	4,829,096
27,283	Colruyt SA	6,666,540
553,143	Dexia	13,004,431
1,300,543	Fortis	28,732,145
	Total Belgium	53,232,212

See accompanying notes to the financial statements.

3

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Canada — 3.3%
209,600	Canadian Imperial Bank of Commerce	14,223,199
120,500	Canadian Natural Resources	9,030,307
205,400	EnCana Corp	15,657,772
93,400	Magna International Inc Class A	6,849,491
458,200	National Bank of Canada	22,615,551
364,900	Potash Corp of Saskatchewan Inc	58,013,261
453,200	Research In Motion Ltd *	47,210,156
94,500	Sun Life Financial Inc	4,526,975
	Total Canada	178,126,712
	Denmark — 0.3%
116,750	Novo-Nordisk A/S	7,986,683
101,650	Vestas Wind Systems A/S *	10,305,071
	Total Denmark	18,291,754
	Finland — 4.7%
267,053	Fortum Oyj	11,150,162
133,467	KCI Konecranes Oyj	4,845,889
343,277	Neste Oil Oyj	12,010,956
4,853,810	Nokia Oyj	174,385,875
189,114	Outokumpu Oyj	7,172,906
161,914	Outotec Oyj	8,942,607
258,386	Rautaruukki Oyj	11,265,722
548,156	Sampo Oyj Class A	14,877,102
563,791	Tietoenator Oyj	10,583,100
	Total Finland	255,234,319
	France — 9.7%
185,488	Alstom	38,982,061
309,279	Arcelor Mittal	23,483,075
312,487	BNP Paribas	27,936,309
207,475	Bouygues	14,170,584
108,966	Casino Guichard-Perrachon SA	12,324,838
101,330	Cie de Saint-Gobain	7,921,412

See accompanying notes to the financial statements.

4

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	France — continued
231,608	Credit Agricole SA	6,282,317
128,195	Electricite de France	11,956,744
71,859	Essilor International SA	4,266,824
1,112,600	France Telecom SA	37,348,902
40,781	Hermes International	4,772,759
78,952	L'Oreal SA	9,369,377
81,618	Michelin SA Class B	8,038,580
65,360	Nexans SA	7,136,037
417,507	Peugeot SA	31,738,563
92,855	Renault SA	9,921,230
1,649,909	Sanofi-Aventis	121,949,148
90,011	Societe Generale	9,631,106
22,502	Societe Generale NV (New Shares) *	2,472,603
1,733,843	Total SA	130,565,375
44,700	UbiSoft Entertainment SA *	3,756,938
	Total France	524,024,782
	Germany — 10.9%
94,101	Adidas AG	5,972,681
91,019	Allianz SE (Registered)	15,691,058
512,022	Altana AG	11,927,138
369,375	BASF AG	47,234,048
309,687	Bayer AG	23,833,334
143,808	Bayerische Motoren Werke AG	7,924,001
111,131	Bilfinger & Berger AG	8,822,908
294,954	Commerzbank AG	8,867,564
700,350	Daimler AG (Registered)	58,320,747
71,743	Deutsche Bank AG (Registered)	7,959,301
231,353	Deutsche Boerse AG	36,814,056
331,649	E.ON AG	62,441,481
489,056	Epcos AG	6,864,417
385,503	GEA Group AG *	12,472,409
68,531	Hannover Rueckversicherungs AG (Registered)	3,271,632
21,149	Hochtief AG	2,293,107

See accompanying notes to the financial statements.

5

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Germany — continued
55,790	K&S AG	16,233,453
68,269	Linde AG	9,074,872
172,477	MAN AG	22,749,936
112,534	Muenchener Rueckversicherungs AG (Registered)	19,800,282
88,252	Q-Cells AG *	7,114,353
62,796	Rheinmetall AG	4,388,584
164,964	RWE AG	19,971,421
109,178	Salzgitter AG	19,136,933
428,184	SAP AG	20,220,899
211,250	SGL Carbon AG *	11,723,941
343,236	Siemens AG (Registered)	43,770,877
140,230	Solarworld AG	6,338,273
393,294	Suedzucker AG	8,670,487
296,150	ThyssenKrupp AG	17,030,808
206,996	Volkswagen AG	47,131,896
	Total Germany	594,066,897
	Greece — 0.3%
317,531	National Bank of Greece SA	17,204,807
	Hong Kong — 1.6%
3,139,221	CLP Holdings Ltd	24,539,685
2,446,500	Hong Kong Electric Holdings Ltd	13,855,095
1,639,000	Hong Kong Exchanges and Clearing Ltd	31,136,198
669,000	Sun Hung Kai Properties Ltd	11,658,301
2,083,000	Yue Yuen Industrial Holdings	6,164,570
	Total Hong Kong	87,353,849
	Ireland — 0.6%
627,039	Anglo Irish Bank Corp	8,880,546
430,752	CRH Plc	16,009,125
265,691	DCC Plc	6,684,865
	Total Ireland	31,574,536

See accompanying notes to the financial statements.

6

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Italy — 2.5%
334,331	Bulgari SPA	3,722,428
1,033,644	Enel SPA	11,153,435
3,330,010	ENI SPA	114,989,350
995,826	Impregilo SPA *	5,312,663
	Total Italy	135,177,876
	Japan — 19.3%
185,530	Acom Co Ltd	5,366,416
174,100	Aiful Corp	3,098,107
1,365,600	Alps Electric Co Ltd	15,957,359
120,100	Astellas Pharma Inc	5,249,062
726,200	Daiei Inc *	4,614,882
559,948	Daiichi Sankyo Co Ltd	17,377,146
257,300	Daikin Industries Ltd	11,577,856
2,376,000	Daikyo Inc	5,609,400
99,200	Eisai Co Ltd	3,577,590
77,600	Fanuc Ltd	7,234,558
66,200	Fast Retailing Co Ltd	4,890,354
1,571,000	Fuji Heavy Industries Ltd	6,853,451
55,500	Fuji Photo Film Co Ltd	2,081,137
3,339,000	Haseko Corp *	5,036,063
897,000	Hitachi Ltd	6,499,503
1,810,900	Honda Motor Co Ltd	55,278,320
264,600	Hoya Corp	6,713,679
1,272,000	Isuzu Motors Ltd	5,792,357
3,107,000	Itochu Corp	32,717,820
1,071	Japan Real Estate Investment Corp	11,918,185
859,000	Japan Steel Works Ltd (The)	13,959,459
154,800	JFE Holdings Inc	6,897,544
242,000	Kao Corp	7,450,653
2,312,000	Kawasaki Kisen Kaisha Ltd	23,452,962
2,832	Kenedix Inc	3,742,146
7,080	KK DaVinci Advisors *	5,960,883
1,023,700	Komatsu Ltd	26,006,586

See accompanying notes to the financial statements.

7

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — continued
192,500	Konami Corp	6,374,216
164,700	Kyushu Electric Power Co Inc	4,149,750
3,497,000	Marubeni Corp	26,476,148
384,000	Matsushita Electric Industrial Co Ltd	8,087,577
871,000	Meiji Dairies Corp	4,992,576
1,724,600	Mitsubishi Corp	52,618,378
398,500	Mitsubishi Estate Co Ltd	9,711,638
1,754,000	Mitsui & Co	38,144,999
2,126,000	Mitsui OSK Lines Ltd	27,612,240
2,885,600	Mitsui Trust Holding Inc	19,891,694
553,500	Mitsumi Electric Co Ltd	17,200,898
278	Mixi Inc *	3,241,597
491,000	NGK Insulators Ltd	11,149,587
413,000	Nikon Corp	11,568,144
128,900	Nintendo Co Ltd	64,178,757
1,253	Nippon Building Fund Inc	15,415,644
2,863,000	Nippon Light Metal	4,419,252
1,731,000	Nippon Mining Holdings Inc	10,252,455
2,925,000	Nippon Oil Corp	19,953,393
1,142,000	Nippon Steel Corp	6,008,291
3,843	Nippon Telegraph & Telephone Corp	16,758,299
1,025,000	Nippon Yakin Koguo Co Ltd	9,732,846
1,806,000	Nippon Yusen KK	16,688,217
3,150,100	Nissan Motor Co	28,328,762
9,198	NTT Docomo Inc	13,475,714
145,400	Ono Pharmaceutical Co Ltd	7,340,704
6,666,000	Osaka Gas Co Ltd	26,746,316
764,000	Pacific Metals Co Ltd	9,128,200
12,585	Resona Holdings Inc	20,356,416
509,000	Ricoh Company Ltd	8,174,607
5,260,000	Sanyo Electric Co Ltd *	11,103,881
1,258,000	Seven & I Holdings Co Ltd	31,280,508
395,700	Shin-Etsu Chemical Co Ltd	21,354,497
4,865,400	Sojitz Corp	18,238,089

See accompanying notes to the financial statements.

8

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — continued
320,600	Sony Corp	15,146,175
381,600	SUMCO Corp	8,438,553
1,130,200	Sumitomo Corp	16,253,630
195,000	Taisho Pharmaceutical Co Ltd	3,973,781
549,000	Taiyo Yuden Co Ltd	5,978,512
654,000	Takeda Pharmaceutical Co Ltd	36,492,565
291,260	Takefuji Corp	7,356,659
112,700	TDK Corp	8,011,028
290,300	Tokyo Electric Power Co Inc	7,458,408
1,276,000	Tokyo Gas Co Ltd	5,723,851
746,900	Tokyo Steel Manufacturing Co	8,928,735
354,000	TonenGeneral Sekiyu KK	3,360,688
1,859,000	Toshiba Corp	13,943,867
	Total Japan	1,046,134,220
	Netherlands — 2.8%
1,723,698	Aegon NV	25,742,563
51,431	Heineken Holding NV	2,614,836
449,928	Heineken NV	25,376,158
1,729,292	ING Groep NV	57,467,306
267,205	Koninklijke DSM	11,758,747
203,122	OCE NV	3,767,013
380,217	Reed Elsevier NV	7,063,693
154,281	TomTom NV *	7,230,073
63,789	Wereldhave NV	7,710,686
	Total Netherlands	148,731,075
	Norway — 0.7%
344,800	DnB NOR ASA	5,043,593
970,550	StatoilHydro ASA	29,573,926
364,000	Tandberg ASA	5,318,913
	Total Norway	39,936,432

See accompanying notes to the financial statements.

9

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Portugal — 0.1%
2,575,760	Banco Commercial Portugues SA	7,420,356
	Singapore — 1.3%
359,000	City Developments Ltd	3,013,011
412,200	MobileOne Ltd	589,444
2,928,000	Oversea-Chinese Banking Corp	15,795,121
2,733,000	Singapore Exchange Ltd	15,902,302
9,853,000	Singapore Telecommunications	26,659,397
844,000	United Overseas Bank Ltd	10,701,417
	Total Singapore	72,660,692
	Spain — 2.0%
975,428	Iberdrola SA	14,087,881
165,275	Inditex SA	8,520,528
620,140	Repsol YPF SA	21,392,733
2,132,416	Telefonica SA	61,704,754
	Total Spain	105,705,896
	Sweden — 1.6%
606,600	Electrolux AB Series B	9,732,968
383,200	Hennes & Mauritz AB Class B	21,492,970
857,200	Investor AB	18,131,863
427,900	Sandvik AB	7,215,237
402,800	Scania AB Class B	9,717,703
245,200	SKF AB Class B	4,509,654
144,400	Svenska Handelsbanken AB Class A	4,022,817
176,200	Swedbank AB	4,762,309
334,650	Tele2 AB Class B	5,882,065
	Total Sweden	85,467,586
	Switzerland — 6.7%
1,967,945	ABB Ltd	49,030,009
131,713	Actelion Ltd *	6,865,754
199,011	CIE Financiere Richemont SA Class A	11,520,495

See accompanying notes to the financial statements.

10

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Switzerland — continued
150,592	Nestle SA (Registered)	71,875,806
2,525,679	Novartis AG (Registered)	124,750,333
120,745	Roche Holding AG (Non Voting)	23,679,119
48,805	Swatch Group AG	14,325,487
296,179	Swiss Reinsurance Co (Registered)	23,739,785
36,014	Syngenta AG (Registered)	10,354,361
90,237	Zurich Financial Services AG	28,209,092
	Total Switzerland	364,350,241
	United Kingdom — 22.5%
1,694,558	3i Group Plc	27,387,227
1,174,461	Aberdeen Asset Management	3,107,105
1,315,639	AMEC Plc	20,069,263
515,699	Arriva Plc	6,943,501
1,693,363	AstraZeneca Plc	63,293,513
1,440,805	Aviva Plc	17,366,664
2,209,054	Barclays Plc	20,703,958
704,818	Barratt Developments Plc	5,702,311
1,466,851	BBA Aviation Plc	5,337,119
119,657	Berkeley Group Holdings Plc *	2,461,718
2,060,555	BG Group Plc	48,569,307
1,723,945	BHP Billiton Plc	55,149,197
255,339	British American Tobacco Plc	9,574,402
1,035,909	Britvic Plc	6,811,667
516,658	Cadbury Schweppes Plc	5,751,052
736,905	Capita Group Plc	9,548,339
484,112	Centrica Plc	3,090,953
344,724	Cookson Group Plc	4,057,365
647,861	Diageo Plc	13,238,924
5,139,926	DSG International Plc	6,425,181
893,591	FirstGroup Plc	10,201,945
7,799,421	GlaxoSmithKline Plc	170,249,966
1,664,273	HBOS Plc	19,776,484
1,940,294	Home Retail Group	9,911,234

See accompanying notes to the financial statements.

11

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United Kingdom — continued
595,644	Imperial Tobacco Group Plc	27,573,733
242,248	Intermediate Capital Group Plc	7,168,204
684,442	J Sainsbury Plc	4,798,560
585,520	Kesa Electricals Plc	2,473,627
1,050,873	Kingfisher Plc	2,712,699
1,698,984	Ladbrokes Plc	10,202,170
441,807	London Stock Exchange	11,847,775
773,035	Michael Page International Plc	4,277,618
418,646	Next Plc	10,617,663
3,231,060	Northern Foods Plc	5,765,409
2,845,307	Old Mutual Plc	7,028,198
234,773	Provident Financial Plc	3,719,497
342,857	Reckitt Benckiser Group Plc	18,494,137
936,109	Rio Tinto Plc	105,319,345
9,421,938	Royal Bank of Scotland Group	71,234,812
785,414	Royal Dutch Shell Group Class A (Amsterdam)	28,086,065
1,370,789	Royal Dutch Shell Plc A Shares (London)	49,014,437
524,236	Royal Dutch Shell Plc B Shares (London)	18,391,228
523,446	SABMiller Breweries Plc	10,874,905
286,269	Scottish & Southern Energy Plc	8,370,687
2,526,598	Signet Group Plc	3,045,923
316,948	Smith & Nephew Plc	4,118,144
254,997	Spectris Plc	3,957,212
2,404,744	Stagecoach Group Plc	11,927,231
2,937,716	Taylor Woodrow Plc	9,940,489
1,914,380	Tesco Plc	15,128,003
694,916	Tomkins Plc	2,329,879
254,974	Travis Perkins Plc	5,450,752
1,098,231	Trinity Mirror Plc	6,171,156
950,710	Unilever Plc	29,953,324
52,173,195	Vodafone Group Inc	167,967,345
174,639	Wetherspoon J D Plc	1,058,955
576,582	WH Smith Plc	4,264,400
237,829	Whitbread Plc	5,951,034
	Total United Kingdom	1,223,963,011
	TOTAL COMMON STOCKS (COST $5,313,136,824)	5,260,486,981

See accompanying notes to the financial statements.

12

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	PREFERRED STOCKS — 0.6%
	Germany — 0.6%
8,684	Porsche AG (Non Voting) 0.06%	15,057,009
131,566	Volkswagen AG 2.02%	18,332,154
	Total Germany	33,389,163
	TOTAL PREFERRED STOCKS (COST $20,335,489)	33,389,163
	RIGHTS AND WARRANTS — 0.0%
	France — 0.0%
3	Societe Generale Rights, Expires 02/29/08 * (a)	26
	TOTAL RIGHTS AND WARRANTS (COST $21)	26
	SHORT-TERM INVESTMENTS — 1.4%
78,200,000	Royal Bank of Scotland Time Deposit, 3.10%, due 03/03/08	78,200,000
	TOTAL SHORT-TERM INVESTMENTS (COST $78,200,000)	78,200,000
	TOTAL INVESTMENTS — 98.9% (Cost $5,411,672,334)	5,372,076,170
	Other Assets and Liabilities (net) — 1.1%	60,031,864
	TOTAL NET ASSETS — 100.0%	$5,432,108,034

See accompanying notes to the financial statements.

13

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
05/23/08	CHF	51,977,142	$49,927,773	$2,404,033
05/23/08	CHF	51,977,142	49,927,773	2,429,092
05/23/08	CHF	51,977,142	49,927,773	2,383,211
05/23/08	CHF	51,977,142	49,927,773	2,388,429
05/23/08	CHF	51,977,142	49,927,773	2,369,508
05/23/08	CHF	51,977,142	49,927,773	2,317,014
05/23/08	CHF	51,977,142	49,927,773	2,298,690
05/23/08	HKD	53,165,333	6,842,190	13,867
05/23/08	HKD	53,165,333	6,842,190	13,516
05/23/08	HKD	54,776,403	7,049,531	13,745
05/23/08	JPY	4,416,220,821	42,708,524	1,356,593
05/23/08	JPY	4,416,220,821	42,708,524	1,465,767
05/23/08	JPY	4,416,220,821	42,708,524	1,380,586
05/23/08	JPY	4,416,220,821	42,708,524	1,475,894
05/23/08	JPY	4,416,220,821	42,708,524	1,372,462
05/23/08	JPY	4,416,220,821	42,708,524	1,499,210
05/23/08	JPY	9,522,297,821	92,088,530	2,707,463
05/23/08	NZD	23,869,700	18,834,586	56,530
05/23/08	NZD	23,167,650	18,280,627	(17,322)
05/23/08	NZD	23,167,650	18,280,627	(26,450)
05/23/08	SEK	203,027,499	32,802,674	775,418
05/23/08	SEK	203,027,499	32,802,674	782,621
05/23/08	SEK	203,027,499	32,802,674	832,356
05/23/08	SEK	203,027,499	32,802,674	806,661
05/23/08	SEK	203,027,499	32,802,674	803,130
05/23/08	SEK	203,027,499	32,802,674	775,832
05/23/08	SEK	203,027,499	32,802,674	789,574
			$1,003,582,554	$33,467,430

See accompanying notes to the financial statements.

14

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Forward Currency Contracts — continued

Settlement Date	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales
05/23/08	AUD	25,998,045	$23,958,845	$(298,908)
05/23/08	AUD	25,998,045	23,958,845	(262,433)
05/23/08	AUD	25,998,045	23,958,845	(269,426)
05/23/08	AUD	25,998,045	23,958,845	(284,817)
05/23/08	AUD	24,468,748	22,549,501	(281,227)
05/23/08	AUD	24,468,748	22,549,501	(294,441)
05/23/08	CHF	47,480,000	45,607,946	(2,313,484)
05/23/08	CHF	22,006,000	21,138,342	(1,227,698)
05/23/08	CHF	22,075,000	21,204,621	(1,151,934)
05/23/08	CHF	10,580,000	10,162,849	(551,963)
05/23/08	CAD	10,863,000	11,019,169	(261,327)
05/23/08	CAD	12,532,166	12,712,332	(336,717)
05/23/08	CAD	12,532,166	12,712,332	(387,833)
05/23/08	CAD	12,911,928	13,097,553	(287,630)
05/23/08	EUR	8,698,000	13,166,974	(211,439)
05/23/08	EUR	15,741,734	23,829,732	(700,717)
05/23/08	EUR	15,741,734	23,829,732	(706,305)
05/23/08	EUR	15,741,734	23,829,732	(699,930)
05/23/08	EUR	15,741,734	23,829,732	(696,845)
05/23/08	EUR	15,741,734	23,829,732	(698,513)
05/23/08	EUR	15,741,734	23,829,732	(703,566)
05/23/08	EUR	19,169,734	29,019,016	(912,117)
05/23/08	GBP	14,410,438	28,467,388	(536,933)
05/23/08	GBP	14,410,438	28,467,388	(518,675)
05/23/08	GBP	14,410,438	28,467,388	(507,968)
05/23/08	GBP	14,410,438	28,467,388	(515,029)
05/23/08	GBP	15,522,438	30,664,111	(534,424)
05/23/08	GBP	16,872,438	33,330,995	(577,542)
05/23/08	GBP	16,960,438	33,504,837	(605,005)
05/23/08	GBP	33,926,000	67,019,795	(843,400)
05/23/08	JPY	329,820,000	3,189,633	(48,703)
05/23/08	JPY	769,315,000	7,439,915	(278,867)
05/23/08	JPY	831,459,000	8,040,899	(255,119)

See accompanying notes to the financial statements.

15

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Forward Currency Contracts — continued

Settlement Date	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
05/23/08	JPY	1,147,136,000	$11,093,758	$(352,483)
05/23/08	NOK	67,116,398	12,789,760	(309,740)
05/23/08	NOK	67,116,398	12,789,760	(324,093)
05/23/08	NOK	69,150,229	13,177,329	(329,380)
05/23/08	NZD	10,616,667	8,377,170	(187,579)
05/23/08	NZD	10,616,667	8,377,170	(189,649)
05/23/08	NZD	10,616,667	8,377,170	(189,065)
05/23/08	SEK	111,240,000	17,972,784	(768,057)
05/23/08	SGD	5,337,153	3,839,102	(45,791)
05/23/08	SGD	5,337,153	3,839,102	(43,255)
05/23/08	SGD	5,498,885	3,955,439	(47,068)
			$875,402,189	$(21,547,095)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
145	DAX	March 2008	$37,138,978	$(3,510,983)
1,011	MSCI Singapore	March 2008	53,996,344	(1,528,921)
171	S&P/MIB	March 2008	43,700,380	(5,727,598)
338	SPI 200	March 2008	43,797,569	(4,030,218)
775	TOPIX	March 2008	98,506,834	(8,607,620)
			$277,140,105	$(23,405,340)
Sales
22	AEX	March 2008	$2,989,237	$45,254
145	CAC 40	March 2008	10,560,821	220,777
476	FTSE 100	March 2008	55,161,144	1,238,239
7	HANG SENG	March 2008	1,088,957	(16,703)
16	IBEX 35	March 2008	3,207,547	5,023
126	OMXS 30	March 2008	1,978,041	(5,843)
863	S&P Toronto 60	March 2008	139,605,649	(1,499,565)
			$214,591,396	$(12,818)

See accompanying notes to the financial statements.

16

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

As of February 29, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  As of February 29, 2008, the Fund elected to sell these rights but the sale did not occur until after the Fund's year end.

As of February 29, 2008, 91.68% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar

See accompanying notes to the financial statements.

17

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value (cost $5,411,672,334) (Note 2)	$5,372,076,170
Foreign currency, at value (cost $4,892,288) (Note 2)	4,932,178
Receivable for investments sold	1,622,667
Receivable for Fund shares sold	57,295,283
Dividends and interest receivable	9,930,009
Foreign taxes receivable	1,689,975
Unrealized appreciation on open forward currency contracts (Note 2)	33,511,202
Receivable for collateral on open futures contracts (Note 2)	37,335,000
Receivable for expenses reimbursed by Manager (Note 3)	429,490
Total assets	5,518,821,974
Liabilities:
Due to custodian	239,639
Payable for investments purchased	3,246,243
Payable for Fund shares repurchased	58,403,564
Payable to affiliate for (Note 3):
Management fee	1,625,610
Shareholder service fee	330,279
Trustees and Chief Compliance Officer of GMO Trust fees	6,429
Unrealized depreciation on open forward currency contracts (Note 2)	21,590,867
Payable for variation margin on open futures contracts (Note 2)	189,752
Accrued expenses	1,081,557
Total liabilities	86,713,940
Net assets	$5,432,108,034

See accompanying notes to the financial statements.

18

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008 — (Continued)

Net assets consist of:
Paid-in capital	$5,380,056,555
Accumulated undistributed net investment income	60,260,648
Accumulated net realized gain	42,582,440
Net unrealized depreciation	(50,791,609)
$5,432,108,034
Net assets attributable to:
Class III shares	$917,684,966
Class IV shares	$947,062,869
Class VI shares	$3,567,360,199
Shares outstanding:
Class III	24,634,958
Class IV	25,435,825
Class VI	95,840,331
Net asset value per share:
Class III	$37.25
Class IV	$37.23
Class VI	$37.22

See accompanying notes to the financial statements.

19

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends (net of withholding taxes of $13,049,764)	$140,838,550
Interest	11,745,976
Securities lending income	2,965,247
Total investment income	155,549,773
Expenses:
Management fee (Note 3)	20,690,755
Shareholder service fee – Class III (Note 3)	1,455,079
Shareholder service fee – Class IV (Note 3)	737,097
Shareholder service fee – Class VI (Note 3)	2,010,737
Custodian and fund accounting agent fees	2,347,759
Transfer agent fees	46,820
Audit and tax fees	80,171
Legal fees	120,982
Trustees fees and related expenses (Note 3)	59,221
Miscellaneous	79,147
Total expenses	27,627,768
Fees and expenses reimbursed by Manager (Note 3)	(2,645,358)
Expense reductions (Note 2)	(30,087)
Net expenses	24,952,323
Net investment income (loss)	130,597,450
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	249,043,995
Closed futures contracts	(13,356,499)
Foreign currency, forward contracts and foreign currency related transactions	27,141,524
Net realized gain (loss)	262,829,020
Change in net unrealized appreciation (depreciation) on:
Investments	(524,666,886)
Open futures contracts	(21,373,511)
Foreign currency, forward contracts and foreign currency related transactions	7,703,873
Net unrealized gain (loss)	(538,336,524)
Net realized and unrealized gain (loss)	(275,507,504)
Net increase (decrease) in net assets resulting from operations	$(144,910,054)

See accompanying notes to the financial statements.

20

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$130,597,450	$57,734,964
Net realized gain (loss)	262,829,020	191,962,966
Change in net unrealized appreciation (depreciation)	(538,336,524)	212,810,791
Net increase (decrease) in net assets from operations	(144,910,054)	462,508,721
Distributions to shareholders from:
Net investment income
Class III	(15,752,992)	(15,520,665)
Class IV	(13,850,618)	(19,922,801)
Class VI	(70,382,406)	(18,254,450)
Total distributions from net investment income	(99,986,016)	(53,697,916)
Net realized gains
Class III	(44,597,287)	(41,938,026)
Class IV	(40,295,188)	(49,032,006)
Class VI	(183,168,178)	(44,892,191)
Total distributions from net realized gains	(268,060,653)	(135,862,223)
	(368,046,669)	(189,560,139)
Net share transactions (Note 7):
Class III	81,033,866	(41,461,834)
Class IV	308,789,561	(579,931,387)
Class VI	2,587,884,351	1,311,930,094
Increase (decrease) in net assets resulting from net share transactions	2,977,707,778	690,536,873
Total increase (decrease) in net assets	2,464,751,055	963,485,455
Net assets:
Beginning of period	2,967,356,979	2,003,871,524
End of period (including accumulated undistributed net investment income of $60,260,648 and distributions in excess of net investment income of $6,487,249, respectively)	$5,432,108,034	$2,967,356,979

See accompanying notes to the financial statements.

21

GMO International Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$39.38		$35.23	$30.81	$26.75	$18.04
Income (loss) from investment operations:
Net investment income (loss)†	1.01		0.86	0.72	0.55	0.40
Net realized and unrealized gain (loss)	(0.51)		6.06	4.79	4.54	8.81
Total from investment operations	0.50		6.92	5.51	5.09	9.21
Less distributions to shareholders:
From net investment income	(0.68)		(0.77)	(0.16)	(0.54)	(0.50)
From net realized gains	(1.95)		(2.00)	(0.93)	(0.49)	—
Total distributions	(2.63)		(2.77)	(1.09)	(1.03)	(0.50)
Net asset value, end of period	$37.25		$39.38	$35.23	$30.81	$26.75
Total Return(a)	0.69%		20.04%	18.26%	19.20%	51.46%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$917,685		$877,816	$820,336	$321,463	$201,333
Net expenses to average daily net assets	0.53	%(b)	0.53%	0.54%	0.55%	0.55%
Net investment income to average daily net assets	2.44%		2.29%	2.26%	1.98%	1.77%
Portfolio turnover rate	43%		47%	43%	45%	43%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%	0.10%	0.14%	0.27%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout period.

See accompanying notes to the financial statements.

22

GMO International Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004(a)
Net asset value, beginning of period	$39.36		$35.21	$30.80	$26.75	$21.08
Income (loss) from investment operations:
Net investment income (loss)†	1.04		0.85	0.65	0.56	0.16
Net realized and unrealized gain (loss)	(0.52)		6.09	4.87	4.54	6.03
Total from investment operations	0.52		6.94	5.52	5.10	6.19
Less distributions to shareholders:
From net investment income	(0.70)		(0.79)	(0.18)	(0.56)	(0.52)
From net realized gains	(1.95)		(2.00)	(0.93)	(0.49)	—
Total distributions	(2.65)		(2.79)	(1.11)	(1.05)	(0.52)
Net asset value, end of period	$37.23		$39.36	$35.21	$30.80	$26.75
Total Return(b)	0.75%		20.14%	18.31%	19.24%	29.71	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$947,063		$711,712	$1,183,535	$255,580	$24,134
Net expenses to average daily net assets	0.47	%(c)	0.47%	0.48%	0.49%	0.49	%*
Net investment income to average daily net assets	2.51%		2.27%	1.98%	2.01%	0.99	%*
Portfolio turnover rate	43%		47%	43%	45%	43	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%	0.11%	0.14%	0.26	%*

(a)  Period from June 30, 2003 (commencement of operations) through February 29, 2004.

(b)  The total returns would have been lower had certain expense not been reimbursed during the period shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout period.

††  Calculation represtents portfolio turnover of the Fund for year ended February 29, 2004.

*  Annualized

**  Not annualized

See accompanying notes to the financial statements.

23

GMO International Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 29, 2008		Period from March 28, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$39.35		$36.09
Income (loss) from investment operations:
Net investment income (loss)†	0.98		0.74
Net realized and unrealized gain (loss)	(0.45)		5.33
Total from investment operations	0.53		6.07
Less distributions to shareholders:
From net investment income	(0.71)		(0.81)
From net realized gains	(1.95)		(2.00)
Total distributions	(2.66)		(2.81)
Net asset value, end of period	$37.22		$39.35
Total Return(a)	0.78%		17.24	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,567,360		$1,377,829
Net expenses to average daily net assets	0.44	%(b)	0.44	%*
Net investment income to average daily net assets	2.36%		2.11	%*
Portfolio turnover rate	43%		47	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05	%*

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended Febuary 28, 2007.

*  Annualized

**  Not annualized

See accompanying notes to the financial statements.

24

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO International Core Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the MSCI EAFE Index. The Fund typically makes equity investments in companies from developed countries, other than the U.S.

As of February 29, 2008, the Fund had three classes of shares outstanding: Class III, Class IV and Class VI. Each class of shares bears a different level of shareholder service fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but

25

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the

26

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.
The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

27

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail

28

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. The fund had no securities on loan at February 29, 2008.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to derivative contract transactions, foreign currency transactions, losses on wash sale transactions and passive foreign investment company transactions.

29

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$36,136,463	$(36,135,420)	$(1,043)

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$172,283,394	$124,259,765
Long-term capital gains	195,763,275	65,300,374
Total distributions	$368,046,669	$189,560,139

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$73,174,805
Undistributed long–term capital gain	$43,604,267

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,413,394,342	$488,064,974	$(529,383,146)	$(41,318,172)

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued

30

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to

31

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.38% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.09% for Class IV shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.38% of the Fund's average daily net assets.

The Fund's portion of the fee paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $51,586 and $28,412, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $4,990,437,892 and $2,199,160,766, respectively.

32

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 25.34% of the outstanding shares of the Fund were held by one shareholder. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of this shareholder may have a material effect on the Fund.

As of February 29, 2008, less than 0.01% of the Fund's shares were held by four related parties comprised of certain GMO employee accounts, and 39.32% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	11,949,449	$492,041,742	7,843,505	$293,242,889
Shares issued to shareholders in reinvestment of distributions	1,414,279	58,116,527	1,421,250	53,860,001
Shares repurchased	(11,019,208)	(469,124,403)	(10,261,207)	(388,564,724)
Net increase (decrease)	2,344,520	$81,033,866	(996,452)	$(41,461,834)

33

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class IV:	Shares	Amount	Shares	Amount
Shares sold	15,988,725	$658,843,076	7,912,379	$293,799,706
Shares issued to shareholders in reinvestment of distributions	1,206,587	49,719,301	1,684,571	63,941,116
Shares repurchased	(9,841,902)	(399,772,816)	(25,127,429)	(937,672,209)
Net increase (decrease)	7,353,410	$308,789,561	(15,530,479)	$(579,931,387)
			Period from March 28, 2006
	Year Ended		(commencement of operations)
	February 29, 2008		through February 28, 2007
Class VI:	Shares	Amount	Shares	Amount
Shares sold	74,361,787	$3,110,181,310	34,871,102	$1,305,783,453
Shares issued to shareholders in reinvestment of distributions	6,180,798	253,296,700	1,665,967	63,146,641
Shares repurchased	(19,719,605)	(775,593,659)	(1,519,718)	(57,000,000)
Net increase (decrease)	60,822,980	$2,587,884,351	35,017,351	$1,311,930,094

34

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Core Equity Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

35

GMO International Core Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

36

GMO International Core Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 29, 2008 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.53%	$1,000.00	$944.80	$2.56
2) Hypothetical	0.53%	$1,000.00	$1,022.23	$2.66
Class IV
1) Actual	0.47%	$1,000.00	$945.00	$2.27
2) Hypothetical	0.47%	$1,000.00	$1,022.53	$2.36
Class VI
1) Actual	0.44%	$1,000.00	$945.10	$2.13
2) Hypothetical	0.44%	$1,000.00	$1,022.68	$2.21

*  Expenses are calculated using each Class's annualized net expense ratio for the six month period ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days, divided by 366 days in the year.

37

GMO International Core Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $195,763,276 from long-term capital gains.

During the year ended February 29, 2008, the Fund paid foreign taxes of $12,920,265 and recognized foreign source income of $153,888,314.

For taxable, non-corporate shareholders, 60.21% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $72,297,378 or if determined to be different, the qualified short-term gains of such year.

38

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

39

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

40

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

41

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

42

GMO International Growth Equity Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO International Growth Equity Fund returned +5.0% for the fiscal year ended February 29, 2008, as compared to +0.8% for the MSCI EAFE Index and +3.5% for the S&P/Citigroup PMI EPAC Growth Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Stock selection made a strong positive contribution to relative performance. Among the most significant contributors were holdings in Canadian fertilizer company Potash Corp. of Saskatchewan, Canadian tech company Research in Motion, and Australian mining company Rio Tinto, all of which outperformed. Overweight positions in British bank Royal Bank of Scotland, Japanese financial Resona Holdings, and an underweight position in Australian mining company BHP Billiton hurt returns.

Country allocation had a positive impact on relative performance. Overweights to Germany, Canada, Singapore, and Hong Kong helped, while overweights to Sweden and Ireland hurt. In addition, not holding Korea, which GMO classifies as an emerging market but S&P/Citigroup considers developed, reduced returns against the growth index.

Currency allocation had a positive impact as our underweight to the British pound and overweights to the Canadian dollar and Swiss franc added slightly more value than our underweight to the Australian dollar detracted. The U.S. dollar weakened relative to most foreign currencies which boosted returns for U.S. investors. The MSCI EAFE Index returned 10% more in U.S. dollar terms than in local currency.

Sector exposures had a positive impact. Our underweight to Financials and overweight to Energy helped while our underweight to Consumer Staples hurt.

Among GMO's international quantitative stock selection disciplines, stocks favored for their strong momentum (especially price momentum) characteristics significantly outperformed. Those highly ranked by intrinsic value also did well.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
2001
2002
2003
2004
2005
2006
2007
2008
11/30/01
$10,000,000
$21,272,720
$20,687,070
$19,168,190
GMO International Growth Equity Fund
S&P/Citigroup PMI EPAC Growth Index
MSCI EAFE Index

	Average Annual Total Returns†		
	1 Year	5 Year	Since Inception
Class III	5.04%	19.57%	**11/30/01** 12.84%
Class IV	5.11%	n/a	**7/12/06** 12.76%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Classes IV will vary due to different fees.

†  The Fund is the successor to the GMO International Growth Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO International Growth Fund.

GMO International Growth Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.3%
Short-Term Investments	3.8
Preferred Stocks	0.6
Forward Currency Contracts	0.3
Rights and Warrants	0.0
Futures	(0.5)
Other	1.5
100.0%
Country Summary	% of Equity Investments
United Kingdom	20.6%
Japan	17.2
Switzerland	9.4
Germany	8.3
France	7.5
Australia	6.8
Finland	6.8
Canada	5.5
Spain	4.4
Denmark	2.6
Sweden	2.4
Hong Kong	1.9
Singapore	1.5
Ireland	1.2
Norway	0.9
Italy	0.9
Netherlands	0.8
Belgium	0.6
Austria	0.3
Greece	0.3
Portugal	0.1
100.0%

1

GMO International Growth Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Industry Sector Summary	% of Equity Investments
Industrials	14.4%
Health Care	13.3
Materials	13.1
Information Technology	12.6
Consumer Staples	10.2
Financials	8.7
Consumer Discretionary	8.6
Energy	8.5
Telecommunication Services	7.1
Utilities	3.5
100.0%

2

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 94.3%
	Australia — 6.5%
639,442	AMP Ltd	4,720,821
276,568	Australia and New Zealand Banking Group Ltd	5,580,982
238,031	Australian Stock Exchange Ltd	9,151,739
267,107	Babcock & Brown Ltd	4,184,167
730,600	BHP Billiton Ltd	26,435,153
698,330	BlueScope Steel Ltd	6,985,514
570,230	Brambles Ltd	5,475,852
24,430	Cochlear Ltd	1,217,973
873,708	CSL Ltd	29,303,671
1,855,629	CSR Ltd	5,781,340
1,011,812	Foster's Group Ltd	4,985,071
1,100,514	Harvey Norman Holdings Ltd	4,603,178
24,806	Incitec Pivot Ltd	3,369,208
869,589	Insurance Australia Group Ltd	3,018,953
74,746	Leighton Holdings Ltd	3,133,431
192,790	Macquarie Group Ltd	9,628,009
527,404	Macquarie Infrastructure Group	1,414,855
288,508	Newcrest Mining Ltd	10,030,432
234,067	QBE Insurance Group Ltd	4,841,386
37,568	Rio Tinto Ltd	4,681,135
172,409	Santos Ltd	2,043,619
84,549	St George Bank	1,846,275
182,769	TABCORP Holdings Ltd	2,576,538
1,403,836	Telstra Corp Ltd	6,310,777
156,242	Westfarmers Ltd	5,413,382
483,838	Westpac Banking Corp	10,348,650
490,385	Woodside Petroleum Ltd	25,642,984
595,751	Woolworths Ltd	15,910,821
239,535	Worleyparsons Ltd	8,199,303
194,409	Zinifex Ltd	1,956,007
	Total Australia	228,791,226

See accompanying notes to the financial statements.

3

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Austria — 0.3%
64,794	OMV AG	4,681,689
68,461	Voestalpine AG	4,303,255
	Total Austria	8,984,944
	Belgium — 0.5%
61,829	Belgacom SA	2,961,115
9,780	Colruyt SA	2,389,721
59,315	Dexia	1,394,500
218,662	Fortis	4,830,773
24,668	Inbev NV	2,229,524
21,044	Mobistar SA	1,793,273
76,380	Umicore	3,880,454
	Total Belgium	19,479,360
	Canada — 5.3%
53,900	Canadian Imperial Bank of Commerce	3,657,588
127,300	Canadian National Railway Co	6,731,994
66,000	Canadian Natural Resources	4,946,060
47,900	Canadian Pacific Railway Ltd	3,481,601
52,300	Enbridge Inc	2,154,702
123,500	EnCana Corp	9,414,483
90,800	Goldcorp Inc	3,919,829
74,600	Husky Energy Inc (a)	3,160,599
52,800	IGM Financial Inc	2,298,684
102,800	Penn West Energy Trust	2,901,482
377,400	Potash Corp of Saskatchewan Inc	60,000,561
539,500	Research In Motion Ltd *	56,200,086
205,600	Royal Bank of Canada	10,317,078
95,600	Shoppers Drug Mart Corp	4,886,600
112,900	Suncor Energy Inc	11,642,723
	Total Canada	185,714,070

See accompanying notes to the financial statements.

4

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Denmark — 2.4%
1,228	AP Moller-Maersk A/S	12,618,734
758	AP Moller-Maersk A/S Class A	7,823,922
22,175	D/S Norden	2,416,925
304,200	H Lundbeck A/S	7,264,182
609,050	Novo-Nordisk A/S	41,664,148
137,700	Vestas Wind Systems A/S *	13,959,747
	Total Denmark	85,747,658
	Finland — 6.4%
96,827	Alma Media Corp (a)	1,467,113
110,598	Amer Sports Oyj Class A (a)	2,310,095
50,879	Elisa Oyj	1,550,771
233,762	Fortum Oyj	9,760,175
67,129	KCI Konecranes Oyj	2,437,304
198,706	Kone Oyj (a)	6,952,666
90,359	Metso Oyj	4,701,204
49,361	Neste Oil Oyj	1,727,097
4,334,171	Nokia Oyj	155,716,479
394,944	Nokian Renkaat Oyj	16,237,401
121,641	Outotec Oyj	6,718,305
248,383	Rautaruukki Oyj	10,829,587
82,709	Tietoenator Oyj	1,552,557
41,646	Wartsila Oyj Class B	2,846,776
86,388	YIT Oyj	2,146,138
	Total Finland	226,953,668
	France — 7.1%
71,281	Alstom	14,980,378
37,831	BNP Paribas	3,382,088
94,820	Bouygues	6,476,225
78,684	Carrefour SA	5,533,533
233,387	Credit Agricole SA	6,330,572
54,092	Dassault Systemes SA	2,949,455
121,295	Electricite de France	11,313,182

See accompanying notes to the financial statements.

5

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	France — continued
102,991	Essilor International SA	6,115,372
221,572	Groupe Danone	17,356,646
78,262	Hermes International	9,159,306
129,519	L'Oreal SA	15,370,254
41,580	LVMH Moet Hennessy Louis Vuitton SA	4,272,007
28,972	Neopost SA	3,007,259
37,858	Peugeot SA	2,877,936
878,539	Sanofi-Aventis	64,935,146
21,841	Societe Generale	2,336,970
5,460	Societe Generale NV (New Shares) *	599,965
762,171	Total SA	57,394,552
29,389	UbiSoft Entertainment SA *	2,470,081
129,236	Veolia Environnement	11,498,593
18,447	Wendel Investissement	2,080,515
	Total France	250,440,035
	Germany — 7.3%
154,460	Adidas AG	9,803,726
29,437	Allianz SE (Registered)	5,074,739
210,250	BASF AG	26,885,844
38,795	Bayer AG	2,985,641
36,296	Beiersdorf AG (Bearer)	2,873,439
127,731	Deutsche Bank AG (Registered)	14,170,713
160,390	Deutsche Boerse AG	25,522,066
73,435	E.ON AG	13,826,033
36,368	K&S AG	10,582,151
63,006	MAN AG	8,310,572
75,636	Muenchener Rueckversicherungs AG (Registered)	13,308,104
36,707	Norddeutsche Affinerie AG	1,482,582
55,006	Premiere AG *	1,177,896
7,376	Puma AG Rudolf Dassler Sport	2,624,402
83,646	Q-Cells AG *	6,743,044
81,942	Salzgitter AG	14,362,954
691,442	SAP AG	32,653,202

See accompanying notes to the financial statements.

6

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Germany — continued
67,329	SGL Carbon AG *	3,736,621
357,428	Siemens AG (Registered)	45,580,700
97,472	Solarworld AG	4,405,649
61,401	ThyssenKrupp AG	3,531,010
17,450	Volkswagen AG	3,973,273
12,768	Wacker-Chemie AG	2,712,150
17,253	Wincor Nixdorf AG	1,371,874
	Total Germany	257,698,385
	Greece — 0.3%
56,895	Coca Cola Hellenic Bottling Co SA	2,490,023
51,839	EFG Eurobank Ergasias	1,493,305
62,990	Greek Organization of Football Prognostics SA	2,060,665
105,346	Hellenic Telecommunications Organization SA	2,926,322
	Total Greece	8,970,315
	Hong Kong — 1.8%
1,303,500	CLP Holdings Ltd	10,189,623
1,246,500	Esprit Holdings Ltd	15,664,798
297,300	Hang Seng Bank Ltd	5,627,346
2,691,000	Hong Kong & China Gas	7,836,315
41,600	Hong Kong Aircraft Engineering Co Ltd	919,349
1,618,000	Hong Kong Electric Holdings Ltd	9,163,108
425,931	Hong Kong Exchanges and Clearing Ltd	8,091,441
1,480,000	Li & Fung Ltd	5,383,257
2,691,000	PCCW Ltd	1,552,807
	Total Hong Kong	64,428,044
	Ireland — 1.1%
153,867	Allied Irish Banks Plc	3,114,778
604,151	Anglo Irish Bank Corp	8,556,391
338,168	Bank of Ireland	4,757,069
482,633	C&C Group Plc	3,286,641
204,383	CRH Plc	7,596,002

See accompanying notes to the financial statements.

7

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Ireland — continued
247,333	DCC Plc	6,222,972
116,249	Irish Life & Permanent Plc	1,890,914
164,864	Kerry Group Plc	5,172,933
	Total Ireland	40,597,700
	Italy — 0.9%
659,173	AEM SPA	2,666,628
145,729	Bulgari SPA	1,622,541
657,278	ENI SPA	22,696,620
121,800	Saipem	4,976,223
	Total Italy	31,962,012
	Japan — 16.4%
147,200	Astellas Pharma Inc	6,433,488
750,850	Canon Inc	33,657,062
416	Central Japan Railway Co	3,961,418
263,000	Daiichi Chuo Kisen Kaisha	1,898,588
45,800	Daiichi Sankyo Co Ltd	1,421,334
205,800	Daikin Industries Ltd	9,260,485
115,100	Denso Corp	4,296,860
480	East Japan Railway Co	3,852,653
132,800	Eisai Co Ltd	4,789,355
102,100	Fanuc Ltd	9,518,664
50,700	Fast Retailing Co Ltd	3,745,331
44,300	Hirose Electric Co Ltd	4,693,700
58,400	Hokkaido Electric Power	1,307,768
637,700	Honda Motor Co Ltd	19,466,003
455,400	Hoya Corp	11,554,835
116,000	Ibiden Co Ltd	5,539,090
1,302,000	Isuzu Motors Ltd	5,928,969
85,300	Ito En Ltd	1,738,067
411,000	Japan Steel Works Ltd (The)	6,679,089
1,313	Japan Tobacco Inc	6,632,553
126,000	JFE Holdings Inc	5,614,280

See accompanying notes to the financial statements.

8

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — continued
266,000	Kao Corp	8,189,561
1,287,000	Kawasaki Kisen Kaisha Ltd	13,055,347
52,300	Keyence Corp	12,203,209
1,054,200	Komatsu Ltd	26,781,423
189,500	Konica Minolta Holdings Inc	2,684,675
652,000	Marubeni Corp	4,936,359
229,000	Matsushita Electric Industrial Co Ltd	4,823,061
585,000	Mazda Motor Corp	2,383,650
726,700	Mitsubishi Corp	22,171,967
284,000	Mitsubishi Estate Co Ltd	6,921,218
204,000	Mitsubishi Heavy Industries	953,974
600,000	Mitsui & Co	13,048,460
1,433,000	Mitsui OSK Lines Ltd	18,611,637
843,000	Mitsui Trust Holding Inc	5,811,165
1,104	Mizuho Financial Group Inc	4,565,091
71,300	Murata Manufacturing Co Ltd	3,868,591
148,000	NGK Insulators Ltd	3,360,772
241,000	Nikon Corp	6,750,418
115,400	Nintendo Co Ltd	57,457,165
382,500	Nippon Mining Holdings Inc	2,265,491
1,247,000	Nippon Oil Corp	8,506,626
1,458,000	Nippon Steel Corp	7,670,830
1,546,000	Nippon Yusen KK	14,285,705
144,000	Nomura Research Institute	4,101,277
592	NTT Data Corp	2,770,326
3,294	NTT Docomo Inc	4,825,941
178,000	Olympus Corp	5,212,128
7,270	ORIX Corp	1,086,930
866,000	Osaka Gas Co Ltd	3,474,694
3,537	Resona Holdings Inc	5,721,148
89,000	Ricoh Company Ltd	1,429,352
38,000	Rohm Co Ltd	2,771,551
8,714	SBI Holdings Inc	2,134,133
64,100	Secom Co	3,232,498

See accompanying notes to the financial statements.

9

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — continued
687,200	Seven & I Holdings Co Ltd	17,087,413
27,200	Shimamura Co	1,972,273
452,600	Shin-Etsu Chemical Co Ltd	24,425,184
112,000	Shiseido Co Ltd	2,552,358
193,900	Sony Corp	9,160,459
210,400	SUMCO Corp	4,652,703
1,051,000	Sumitomo Metal Industries Ltd	4,452,117
683	Sumitomo Mitsui Financial Group Inc	4,933,286
629,100	Takeda Pharmaceutical Co Ltd	35,103,169
87,300	TDK Corp	6,205,526
208,700	Terumo Corp	11,331,854
58,600	Tokyo Electron Ltd	3,632,150
639,000	Tokyo Gas Co Ltd	2,866,411
31,600	Uni-Charm Corp	2,309,397
10,284	Yahoo Japan Corp	4,572,304
40,540	Yamada Denki Co Ltd	3,545,367
	Total Japan	578,857,936
	Netherlands — 0.8%
47,889	Fugro NV	3,612,895
314,213	Heineken NV	17,721,766
51,700	ING Groep NV	1,718,079
87,278	TomTom NV *	4,090,110
	Total Netherlands	27,142,850
	Norway — 0.9%
124,400	Frontline Ltd	5,673,937
186,687	Orkla ASA	2,320,707
204,895	Renewable Energy Corp AS *	5,011,274
504,350	StatoilHydro ASA	15,368,203
230,000	Tandberg ASA	3,360,852
	Total Norway	31,734,973

See accompanying notes to the financial statements.

10

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Portugal — 0.1%
357,111	Portugal Telecom SA	4,558,056
	Singapore — 1.4%
563,000	Capitaland Ltd	2,487,347
642,000	Cosco Corp	1,821,340
4,248,000	Genting International Plc *	1,876,563
660,000	Keppel Corp Ltd	4,973,208
1,471,000	Keppel Land Ltd	6,111,679
2,473,000	Neptune Orient Lines Ltd	5,404,291
587,000	Oversea-Chinese Banking Corp	3,166,577
747,000	Singapore Press Holdings Ltd	2,327,701
875,000	Singapore Technologies Engineering Ltd	2,115,707
6,836,500	Singapore Telecommunications	18,497,612
	Total Singapore	48,782,025
	Spain — 4.1%
182,949	Abertis Infraestructuras SA	5,773,354
130,040	ACS Actividades de Construccion y Servicios SA	6,641,651
55,770	Bolsas y Mercados Espanoles	2,789,497
75,464	Cintra Concesiones de Infraestructuras de Transporte SA	1,196,913
184,758	Gas Natural SDG SA	11,195,156
203,199	Inditex SA	10,475,648
50,517	Red Electrica de Espana	3,151,735
78,522	Repsol YPF SA	2,708,744
3,545,396	Telefonica SA	102,591,515
	Total Spain	146,524,213
	Sweden — 2.2%
70,200	Alfa Laval AB	3,769,630
338,400	Hennes & Mauritz AB Class B	18,980,222
118,600	Investor AB	2,508,678
311,100	Kinnevik Investment AB Class B	5,975,147
1,006,800	Sandvik AB	16,976,633
157,200	Scania AB Class B	3,792,510

See accompanying notes to the financial statements.

11

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Sweden — continued
247,400	SSAB Svenskt Stal AB Series A	6,927,252
120,000	Swedish Match AB	2,796,791
138,000	Tele2 AB Class B	2,425,594
573,900	Volvo AB Class A	8,481,231
461,400	Volvo AB Class B	6,849,995
	Total Sweden	79,483,683
	Switzerland — 8.9%
1,629,208	ABB Ltd	40,590,607
200,935	Actelion Ltd *	10,474,064
245,367	CIE Financiere Richemont SA Class A	14,203,985
42,654	Geberit AG (Registered)	6,275,345
171,085	Nestle SA (Registered)	81,656,876
18,468	Nobel Biocare AG	4,466,370
1,117,708	Novartis AG (Registered)	55,206,717
291,927	Roche Holding AG (Non Voting)	57,249,361
2,872	SGS SA (Registered)	3,857,475
25,188	Swatch Group AG	7,393,307
11,174	Swisscom AG (Registered)	4,249,887
14,009	Syngenta AG (Registered)	4,027,718
69,917	Synthes Inc	9,798,274
105,268	UBS AG (Registered)	3,434,749
37,480	Zurich Financial Services AG	11,716,666
	Total Switzerland	314,601,401
	United Kingdom — 19.6%
886,228	3i Group Plc	14,323,102
525,373	Antofagasta Plc	8,373,567
776,309	AstraZeneca Plc	29,016,415
348,970	Aviva Plc	4,206,291
727,430	Barclays Plc	6,817,706
211,739	Barratt Developments Plc	1,713,069
2,326,525	BG Group Plc	54,838,482
2,203,167	BHP Billiton Plc	70,479,564

See accompanying notes to the financial statements.

12

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United Kingdom — continued
505,029	British American Tobacco Plc	18,936,984
378,535	British Sky Broadcasting Plc	4,247,417
716,082	BT Group Plc	3,222,705
174,643	Bunzl Plc	2,400,125
578,429	Burberry Group Plc	4,803,321
265,859	Capita Group Plc	3,444,829
715,776	Centrica Plc	4,570,079
494,444	Cobham Plc	1,778,789
207,227	Daily Mail & General Trust Plc	1,915,844
1,108,821	Diageo Plc	22,658,560
1,871,317	DSG International Plc	2,339,246
167,961	EMAP Plc	3,066,266
561,073	Enterprise Inns Plc (Ordinary Shares)	4,606,462
2,455,575	GlaxoSmithKline Plc	53,601,615
301,772	HBOS Plc	3,585,944
392,848	Imperial Tobacco Group Plc	18,185,839
122,879	Kazakhmys Plc	3,742,978
87,487	London Stock Exchange	2,346,107
670,307	Marks & Spencer Group Plc	5,313,482
348,240	National Grid Plc	5,049,446
272,617	Next Plc	6,914,088
1,142,724	Old Mutual Plc	2,822,645
105,242	Persimmon Plc	1,529,073
460,070	Reckitt Benckiser Group Plc	24,816,753
657,196	Reed Elsevier Plc	8,271,452
1,029,316	Reuters Group Plc	12,156,255
777,514	Rio Tinto Plc	87,476,208
1,775,720	Royal Bank of Scotland Group	13,425,378
610,577	Royal Dutch Shell Plc A Shares (London)	21,832,016
104,403	Royal Dutch Shell Plc B Shares (London)	3,662,662
418,044	SABMiller Breweries Plc	8,685,115
260,085	Scottish & Southern Energy Plc	7,605,050
828,045	Smith & Nephew Plc	10,758,889
605,393	Tesco Plc	4,783,997

See accompanying notes to the financial statements.

13

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United Kingdom — continued
323,543	Travis Perkins Plc	6,916,598
493,234	Tullow Oil Plc	6,114,331
410,479	Unilever Plc	12,932,661
237,455	Vedanta Resources Plc	10,215,604
23,156,708	Vodafone Group Inc	74,551,132
331,173	William Hill Plc	2,463,174
316,250	William Morrison Supermarkets Plc	1,853,856
245,966	Wolseley Plc	3,009,898
	Total United Kingdom	692,381,069
	TOTAL COMMON STOCKS (COST $3,202,091,076)	3,333,833,623
	PREFERRED STOCKS — 0.6%
	Germany — 0.6%
7,803	Porsche AG (Non Voting) 0.06%	13,529,461
57,949	Volkswagen AG 2.02%	8,074,503
	Total Germany	21,603,964
	TOTAL PREFERRED STOCKS (COST $10,492,645)	21,603,964
	RIGHTS AND WARRANTS — 0.0%
	France — 0.0%
1	Societe Generale Rights, Expires 02/29/08 * (b)	9
	TOTAL RIGHTS AND WARRANTS (COST $7)	9

See accompanying notes to the financial statements.

14

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.8%
14,053,192	Bank of New York Mellon Institutional Cash Reserves Fund (c)	14,053,192
117,900,000	BNP Paribas Time Deposit, 3.19%, due 03/03/08	117,900,000
	TOTAL SHORT-TERM INVESTMENTS (COST $131,953,192)	131,953,192
	TOTAL INVESTMENTS — 98.7% (Cost $3,344,536,920)	3,487,390,788
	Other Assets and Liabilities (net) — 1.3%	47,302,243
	TOTAL NET ASSETS — 100.0%	$3,534,693,031

See accompanying notes to the financial statements.

15

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
05/23/08	CHF	35,380,631	$33,985,634	$1,636,416
05/23/08	CHF	35,380,631	33,985,634	1,653,473
05/23/08	CHF	35,380,631	33,985,634	1,622,242
05/23/08	CHF	35,380,631	33,985,634	1,612,914
05/23/08	CHF	35,380,631	33,985,634	1,564,709
05/23/08	CHF	35,380,631	33,985,634	1,577,182
05/23/08	CHF	35,380,631	33,985,634	1,625,794
05/23/08	EUR	22,075,000	33,416,988	1,471,372
05/23/08	EUR	2,682,576	4,060,866	119,896
05/23/08	EUR	2,682,576	4,060,866	119,035
05/23/08	EUR	2,763,866	4,183,922	122,891
05/23/08	GBP	10,694,000	21,125,676	417,066
05/23/08	JPY	6,669,876,009	64,503,242	1,944,364
05/23/08	JPY	5,391,636,009	52,141,599	1,801,876
05/23/08	JPY	5,391,636,009	52,141,599	1,789,512
05/23/08	JPY	5,391,636,009	52,141,599	1,796,142
05/23/08	JPY	5,391,636,009	52,141,599	1,685,517
05/23/08	JPY	5,391,636,009	52,141,599	1,830,342
05/23/08	JPY	5,391,636,009	52,141,599	1,675,599
05/23/08	NOK	75,457,000	14,379,153	743,249
05/23/08	NZD	26,226,089	20,693,914	16,479
05/23/08	NZD	27,020,819	21,321,002	13,195
05/23/08	NZD	26,226,089	20,693,914	15,430
05/23/08	SEK	154,281,000	24,926,817	1,065,234
05/23/08	SEK	120,044,339	19,395,280	476,955
05/23/08	SEK	120,044,339	19,395,280	458,727
05/23/08	SEK	120,044,339	19,395,280	474,868
05/23/08	SEK	120,044,339	19,395,280	492,148
05/23/08	SGD	21,191,772	15,243,595	181,388
05/23/08	SGD	21,191,772	15,243,595	171,746
05/23/08	SGD	21,191,772	15,243,595	172,818
05/23/08	SGD	21,191,772	15,243,595	181,816
			$922,670,892	$30,530,395

See accompanying notes to the financial statements.

16

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales
05/23/08	AUD	31,259,112	$28,807,251	$(359,271)
05/23/08	AUD	31,259,112	28,807,251	(323,949)
05/23/08	AUD	31,259,112	28,807,251	(315,540)
05/23/08	AUD	31,259,112	28,807,251	(342,454)
05/23/08	AUD	31,259,112	28,807,251	(346,142)
05/23/08	AUD	31,259,112	28,807,251	(359,396)
05/23/08	AUD	31,259,112	28,807,251	(376,151)
05/23/08	CAD	22,619,862	22,945,051	(503,888)
05/23/08	CAD	22,619,862	22,945,051	(573,845)
05/23/08	CAD	22,619,862	22,945,051	(612,673)
05/23/08	CAD	22,619,862	22,945,051	(590,934)
05/23/08	CAD	22,619,862	22,945,051	(607,756)
05/23/08	CHF	21,940,000	21,074,944	(1,038,414)
05/23/08	CHF	22,006,000	21,138,342	(1,227,698)
05/23/08	CHF	33,113,000	31,807,412	(1,727,928)
05/23/08	CHF	30,871,000	29,653,810	(1,610,552)
05/23/08	DKK	58,481,882	11,880,766	(356,463)
05/23/08	DKK	58,481,882	11,880,766	(352,926)
05/23/08	DKK	58,481,882	11,880,766	(350,042)
05/23/08	DKK	58,481,882	11,880,766	(359,059)
05/23/08	DKK	58,481,882	11,880,766	(353,381)
05/23/08	DKK	58,481,882	11,880,766	(353,972)
05/23/08	DKK	58,481,882	11,880,766	(359,059)
05/23/08	GBP	9,147,962	18,071,524	(340,569)
05/23/08	GBP	9,147,962	18,071,524	(329,263)
05/23/08	GBP	9,147,962	18,071,524	(326,948)
05/23/08	GBP	9,147,962	18,071,524	(322,466)
05/23/08	GBP	9,147,962	18,071,524	(335,776)
05/23/08	GBP	9,147,962	18,071,524	(339,938)
05/23/08	GBP	9,147,962	18,071,524	(340,853)
05/23/08	HKD	140,592,035	18,093,701	(35,743)
05/23/08	HKD	144,852,400	18,641,995	(36,348)
05/23/08	HKD	140,592,035	18,093,701	(35,349)
05/23/08	JPY	4,324,726,000	41,823,693	(1,047,088)
05/23/08	NOK	77,873,325	14,839,610	(370,931)
05/23/08	NOK	77,873,325	14,839,610	(356,135)
05/23/08	NOK	80,233,122	15,289,295	(372,471)
05/23/08	NZD	5,296,000	4,178,853	(94,604)
05/23/08	NZD	5,296,000	4,178,853	(94,313)
05/23/08	NZD	5,296,000	4,178,853	(93,571)
			$783,874,714	$(18,273,859)

See accompanying notes to the financial statements.

17

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
102	CAC 40	March 2008	$7,428,991	$(18,026)
560	DAX	March 2008	143,433,294	(22,523,176)
121	FTSE 100	March 2008	14,022,055	381,521
421	HANG SENG	March 2008	65,492,977	1,824,107
17	IBEX 35	March 2008	3,408,019	5,916
649	MSCI Singapore	March 2008	34,662,341	(981,474)
			$268,447,677	$(21,311,132)
Sales
9	AEX	March 2008	$1,222,870	$17,158
101	OMXS 30	March 2008	1,585,573	9,648
593	S&P Toronto 60	March 2008	95,928,331	(1,003,258)
102	S&P/MIB	March 2008	26,066,894	3,715,502
22	SPI 200	March 2008	2,850,729	18,346
59	TOPIX	March 2008	7,499,230	14,198
			$135,153,627	$2,771,594

As of February 29, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

18

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  As of February 29, 2008, the Fund elected to sell these rights but the sale did not occur until after the Fund's year end.

(c)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 29, 2008, 87.84% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar

See accompanying notes to the financial statements.

19

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value, including securities on loan of $9,842,147 (cost $3,344,536,920) (Note 2)	$3,487,390,788
Cash	37,683
Foreign currency, at value (cost $1,918,529) (Note 2)	1,937,433
Receivable for investments sold	393,732
Receivable for Fund shares sold	30,490,483
Dividends and interest receivable	6,301,186
Foreign taxes receivable	1,077,631
Unrealized appreciation on open forward currency contracts (Note 2)	30,530,395
Receivable for collateral on open futures contracts (Note 2)	42,550,000
Receivable for expenses reimbursed by Manager (Note 3)	241,599
Total assets	3,600,950,930
Liabilities:
Collateral on securities loaned, at value (Note 2)	14,053,192
Payable for investments purchased	787,685
Payable for Fund shares repurchased	28,945,610
Payable to affiliate for (Note 3):
Management fee	1,440,178
Shareholder service fee	295,753
Trustees and Chief Compliance Officer of GMO Trust fees	3,991
Unrealized depreciation on open forward currency contracts (Note 2)	18,273,859
Payable for variation margin on open futures contracts (Note 2)	1,669,727
Accrued expenses	787,904
Total liabilities	66,257,899
Net assets	$3,534,693,031

See accompanying notes to the financial statements.

20

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008 — (Continued)

Net assets consist of:
Paid-in capital	$3,223,555,710
Accumulated undistributed net investment income	55,413,766
Accumulated net realized gain	118,779,228
Net unrealized appreciation	136,944,327
$3,534,693,031
Net assets attributable to:
Class III shares	$1,018,040,416
Class IV shares	$2,516,652,615
Shares outstanding:
Class III	36,778,207
Class IV	90,855,873
Net asset value per share:
Class III	$27.68
Class IV	$27.70

See accompanying notes to the financial statements.

21

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends (net of withholding taxes of $9,618,573)	$104,135,505
Interest	6,306,647
Securities lending income	3,504,446
Total investment income	113,946,598
Expenses:
Management fee (Note 3)	20,889,776
Shareholder service fee – Class III (Note 3)	1,566,515
Shareholder service fee – Class IV (Note 3)	2,675,629
Custodian and fund accounting agent fees	1,748,085
Transfer agent fees	49,404
Audit and tax fees	78,163
Legal fees	86,207
Trustees fees and related expenses (Note 3)	39,172
Miscellaneous	47,735
Total expenses	27,180,686
Fees and expenses reimbursed by Manager (Note 3)	(1,992,670)
Expense reductions (Note 2)	(3,591)
Net expenses	25,184,425
Net investment income (loss)	88,762,173
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	553,419,883
Closed futures contracts	17,569,576
Foreign currency, forward contracts and foreign currency related transactions	17,929,312
Net realized gain (loss)	588,918,771
Change in net unrealized appreciation (depreciation) on:
Investments	(417,324,719)
Open futures contracts	(19,143,679)
Foreign currency, forward contracts and foreign currency related transactions	6,553,460
Net unrealized gain (loss)	(429,914,938)
Net realized and unrealized gain (loss)	159,003,833
Net increase (decrease) in net assets resulting from operations	$247,766,006

See accompanying notes to the financial statements.

22

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$88,762,173	$60,256,121
Net realized gain (loss)	588,918,771	447,234,776
Change in net unrealized appreciation (depreciation)	(429,914,938)	117,750,593
Net increase (decrease) in net assets from operations	247,766,006	625,241,490
Distributions to shareholders from:
Net investment income
Class III	(12,574,532)	(14,069,563)
Class IV	(33,113,153)	(41,057,231)
Total distributions from net investment income	(45,687,685)	(55,126,794)
Net realized gains
Class III	(165,474,422)	(169,426,500)
Class IV	(436,843,880)	(223,169,718)
Total distributions from net realized gains	(602,318,302)	(392,596,218)
	(648,005,987)	(447,723,012)
Net share transactions (Note 7):
Class III	195,928,030	(2,236,726,776)
Class IV	(76,118,558)	2,754,412,787
Increase (decrease) in net assets resulting from net share transactions	119,809,472	517,686,011
Total increase (decrease) in net assets	(280,430,509)	695,204,489
Net assets:
Beginning of period	3,815,123,540	3,119,919,051
End of period (including accumulated undistributed net investment income of $55,413,766 and distributions in excess of net investment income of $9,457,346, respectively)	$3,534,693,031	$3,815,123,540

See accompanying notes to the financial statements.

23

GMO International Growth Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$31.37		$29.90	$27.22	$23.67	$16.83
Income (loss) from investment operations:
Net investment income (loss)†	0.69		0.77	0.53	0.40	0.29
Net realized and unrealized gain (loss)	1.28		4.80	3.57	3.94	6.81
Total from investment operations	1.97		5.57	4.10	4.34	7.10
Less distributions to shareholders:
From net investment income	(0.40)		(0.49)	(0.10)	(0.33)	(0.26)
From net realized gains	(5.26)		(3.61)	(1.32)	(0.46)	—
Total distributions	(5.66)		(4.10)	(1.42)	(0.79)	(0.26)
Net asset value, end of period	$27.68		$31.37	$29.90	$27.22	$23.67
Total Return(a)	5.04%		19.21%	15.54%	18.66%	42.33%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,018,040		$950,332	$3,119,919	$1,653,053	$565,104
Net expenses to average daily net assets	0.67	%(b)	0.67%	0.68%	0.69%	0.69%
Net investment income to average daily net assets	2.13%		2.46%	1.89%	1.64%	1.38%
Portfolio turnover rate	92%		74%	57%	52%	63%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%	0.08%	0.09%	0.16%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

24

GMO International Growth Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 29, 2008		Period from July 12, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$31.38		$29.92
Income (loss) from investment operations:
Net investment income (loss)†	0.73		0.20
Net realized and unrealized gain (loss)	1.26		4.48
Total from investment operations	1.99		4.68
Less distributions to shareholders:
From net investment income	(0.41)		(0.50)
From net realized gains	(5.26)		(2.72)
Total distributions	(5.67)		(3.22)
Net asset value, end of period	$27.70		$31.38
Total Return(a)	5.11%		15.79	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,516,653		$2,864,791
Net expenses to average daily net assets	0.61	%(b)	0.61	%*
Net investment income to average daily net assets	2.24%		1.01	%*
Portfolio turnover rate	92%		74	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05	%*

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

See accompanying notes to the financial statements.

25

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO International Growth Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Index. The Fund typically makes equity investments in companies from developed countries, other than the U.S.

As of February 29, 2008, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder service fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but

26

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the

27

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

28

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail

29

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had loaned securities valued by the Fund at $9,842,147, collateralized by cash in the amount of $14,053,192 which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

30

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

U.S. GAAP and tax accounting differences primarily relate to distribution character reclassifications, foreign currency transactions, losses on wash sale transactions, derivative contract transactions and passive foreign investment company transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$21,796,624	$(21,796,624)	$—

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$263,403,378	$176,144,020
Long-term capital gains	384,602,609	271,578,992
Total distributions	$648,005,987	$447,723,012

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$70,716,798
Undistributed long-term capital gain	$122,411,183

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,348,408,494	$365,574,122	$(226,591,828)	$138,982,294

31

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact

32

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.52% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.09% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.52% of the Fund's average daily net assets.

The Fund's portion of the fee paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $33,560 and $16,861, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

33

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $3,534,185,897 and $3,954,757,320, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 31.53% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 0.01% of the Fund's shares were held by two related parties comprised of certain GMO employee accounts, and 95.11% of the Fund's shares were held by accounts for which the Manager has investment discretion.

34

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	6,367,909	$201,027,055	10,949,574	$338,325,961
Shares issued to shareholders in reinvestment of distributions	5,685,508	173,931,678	5,869,582	179,928,725
Shares repurchased	(5,568,633)	(179,030,703)	(90,878,436)	(2,754,981,462)
Net increase (decrease)	6,484,784	$195,928,030	(74,059,280)	$(2,236,726,776)
	Year Ended February 29, 2008		Period from July 12, 2006 (commencement of operations) through February 28, 2007
Class IV:	Shares	Amount	Shares	Amount
Shares sold	20,701,601	$636,413,259	90,200,139	$2,723,394,473
Shares issued to shareholders in reinvestment of distributions	15,300,242	469,510,148	8,553,466	264,644,244
Shares repurchased	(36,433,738)	(1,182,041,965)	(7,465,837)	(233,625,930)
Net increase (decrease)	(431,895)	$(76,118,558)	91,287,768	$2,754,412,787

35

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Growth Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Growth Equity Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

36

GMO International Growth Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.67%	$1,000.00	$975.50	$3.29
2) Hypothetical	0.67%	$1,000.00	$1,021.53	$3.37
Class IV
1) Actual	0.61%	$1,000.00	$975.90	$3.00
2) Hypothetical	0.61%	$1,000.00	$1,021.83	$3.07

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days, divided by 366 days in the year.

37

GMO International Growth Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $384,602,609 from long-term capital gains.

During the year ended February 29, 2008, the Fund paid foreign taxes of $9,579,582 and recognized foreign source income of $113,754,078.

For taxable, non-corporate shareholders, 28.44% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $2,914,874 and $217,715,692, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

38

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

39

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

40

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

41

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

42

GMO International Small Companies Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO International Small Companies Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Small Companies Fund returned -2.0% for the fiscal year ended February 29, 2008, as compared to -1.9% for the S&P/Citigroup EMI World ex-U.S. Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Stock selection was strong overall, especially within Information Technology, Industrial, and Materials stocks. Australian fertilizer company Incitec Pivot Ltd., Hong Kong shipper Pacific Basin Shipping Ltd., and Canadian mining company Aur Resources were among the most significant contributors. U.K. homebuilder Taylor Wimpey and U.K. building supply company Travis Perkins were among the greatest detractors.

Country allocation had minimal impact on relative performance as underweighting Spain and overweighting Singapore helped relative returns, but underweighting Canada and overweighting Ireland detracted somewhat. The Fund also maintains an allocation to emerging markets, which outperformed, adding additional value.

Currency allocation also added value as our underweight to the British pound and exposure to emerging markets currencies worked well. Our underweight to the Australian dollar offset some of the benefit. The U.S. dollar weakened relative to most foreign currencies, which boosted returns for U.S. investors. The MSCI EAFE Index returned 10% more in U.S. dollar terms than in local currency.

Sector exposures had a small positive impact from underweighting Consumer Discretionary and overweighting Materials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2/28/98
$9,950,000
$34,991,720
$27,391,340
$18,983,830
GMO International Small Companies Fund
S&P/Citigroup EMI World ex-U.S. Index
MSCI EAFE Index

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	-3.02%	28.43%	13.34%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO International Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	93.6%
Short-Term Investments	4.7
Preferred Stocks	2.5
Forward Currency Contracts	0.3
Rights and Warrants	0.0
Futures	(0.3)
Other	(0.8)
100.0%
Country Summary	% of Equity Investments
Japan	17.9%
United Kingdom	14.6
Germany	7.9
Australia	7.8
Canada	7.6
France	5.4
Netherlands	4.0
Sweden	4.0
Italy	3.9
Switzerland	3.6
Singapore	2.9
Belgium	2.1
Finland	2.0
Brazil	1.9
South Korea	1.8
Hong Kong	1.6
Taiwan	1.6
Ireland	1.4
Greece	1.3
China	0.9
Thailand	0.8
Russia	0.7
Austria	0.7
India	0.5
Spain	0.4
Portugal	0.4
Malaysia	0.4
Norway	0.4
Turkey	0.4
South Africa	0.2
Denmark	0.2
Israel	0.2
Hungary	0.2
New Zealand	0.1
Philippines	0.1
Poland	0.1
Indonesia	0.0
100.0%

1

GMO International Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Industry Sector Summary	% of Equity Investments
Industrials	22.3%
Financials	17.3
Consumer Discretionary	15.5
Materials	15.4
Information Technology	7.8
Energy	7.8
Consumer Staples	5.5
Health Care	4.7
Utilities	2.0
Telecommunication Services	1.7
100.0%

2

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 93.6%
	Australia — 7.5%
52,740	BlueScope Steel Ltd	527,567
251,627	Boral Ltd	1,398,754
98,399	Cabcharge Australia Ltd	869,686
31,614	Cochlear Ltd	1,576,136
1,687,677	Commonwealth Property Office Fund	2,022,106
939,440	CSR Ltd	2,926,890
211,590	David Jones Ltd	788,959
193,742	DB RREEF Trust	298,009
393,680	Downer Edi Ltd	2,248,438
70,552	Flight Centre Ltd	1,762,716
491,449	Great Southern Ltd	768,524
349,915	Gunns Ltd	1,055,176
59,884	Incitec Pivot Ltd	8,133,584
112,092	Independence Group NL	938,761
839,394	ING Industrial Fund Unit	1,615,561
863,144	ING Office Fund	1,056,135
186,451	JB Hi-Fi Ltd	1,818,292
527,939	Macmahon Holdings Ltd	825,981
857,701	Macquarie CountryWide Trust	980,283
1,685,863	Macquarie DDR Trust	945,891
3,045,429	Macquarie Office Trust	3,043,784
333,680	MFS Ltd	307,731
181,970	Minara Resources Ltd	1,072,347
202,237	Mincor Resources	615,577
121,339	Mirvac Group Ltd	430,114
898,701	Mount Gibson Iron Ltd *	2,834,373
119,127	Oxiana Ltd	427,545
1,742,850	Pan Australian Resources Ltd *	1,681,513
764,444	PaperlinX Ltd	1,489,110
293,109	Queensland Gas Co Ltd *	1,157,168
210,599	Sally Malay Mining Ltd	946,782

See accompanying notes to the financial statements.

3

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Australia — continued
95,083	Seek Ltd	570,801
61,809	Sims Group Ltd	1,847,545
104,960	Straits Resources Ltd	732,172
564,516	Tishman Speyer Office Fund	762,098
66,078	West Australian Newspapers Holdings Ltd	693,712
	Total Australia	51,169,821
	Austria — 0.7%
76,675	Austrian Airlines *	598,678
16,762	Flughafen Wien AG	1,916,645
19,232	Mayr-Melnhof Karton AG (Bearer)	1,957,108
	Total Austria	4,472,431
	Belgium — 2.1%
92,159	AGFA-Gevaert NV	889,080
25,508	CMB Cie Maritime Belge	1,894,542
4,721	Cofinimmo SA	968,261
76,191	Cumerio	3,469,040
54,010	Euronav SA	2,091,117
9,867	EVS Broadcast Equipment SA	1,014,223
26,685	GIMV NV	1,886,158
38,931	Tessenderlo Chemie	1,729,392
	Total Belgium	13,941,813
	Brazil — 0.3%
15,856	Companhia Saneamento Basico Sao Paulo	376,921
16,500	Companhia Siderurgica Nacional SA	615,664
7,300	Duratex SA (Preferred Shares)	148,927
6,000	Tele Norte Leste Participacoes SA	226,716
6,070	Unibanco-Uniao de Bancos Brasileiros SA GDR	823,213
	Total Brazil	2,191,441

See accompanying notes to the financial statements.

4

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Canada — 7.3%
100,100	Ace Aviation Holdings Inc Class A *	2,392,026
98,000	Aecon Group Inc	1,738,461
34,800	AGF Management Ltd Class B	830,886
55,500	Baytex Trust	1,197,120
105,300	Biovail Corp	1,494,581
200,500	CGI Group Inc *	2,220,422
99,800	Daylight Resources Trust	910,545
11,900	Dorel Industries Inc Class B	349,776
8,200	Empire Co Ltd	313,920
169,200	Equinox Minerals Ltd *	971,278
104,700	Gerdau Ameristeel Corp	1,549,890
110,800	Hudbay Minerals Inc *	2,116,373
23,500	Industrial Alliance Insurance & Financial Services Inc	840,437
73,200	Kingsway Financial Services Inc	970,546
50,200	Laurentian Bank of Canada	2,049,313
41,000	Linamar Corp	583,185
24,900	Major Drilling Group International Inc *	1,442,012
80,900	Mercator Minerals Ltd *	925,511
103,400	Methanex Corp	2,988,804
163,500	Neo Materials Technologies Inc *	694,366
229,400	Northgate Minerals Corp *	713,197
85,000	Oilexco Inc *	1,298,857
24,500	Open Text Corp *	789,327
73,900	Petrobank Energy and Resources Ltd *	4,352,535
115,771	Quebecor Inc Class B	3,476,953
63,500	RONA Inc *	897,419
45,000	Rothmans Inc (a)	1,173,635
87,500	Russel Metals Inc	2,271,400
82,700	Saskatchewan Wheat Pool Inc *	1,076,339
13,100	ShawCor Ltd	414,728
116,500	Sino Forest Corp *	2,246,553
20,100	Torstar Corp Class B	345,330
102,900	Transcontinental Inc	1,704,110
64,900	Trican Well Service Ltd	1,134,802
67,400	TriStar Oil & Gas Ltd *	1,030,602
	Total Canada	49,505,239

See accompanying notes to the financial statements.

5

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	China — 0.9%
174,000	Aluminum Corp of China Ltd	337,528
66,920	Angang Steel Co Ltd Class H	175,064
304,000	China CITIC Bank *	165,289
172,000	China Cosco Holdings Co Ltd	500,832
594,992	China Petroleum & Chemical Corp Class H	650,268
110,000	China Shipping Development Co Ltd Class H	340,226
5,030	China Telecom Corp Ltd ADR	369,252
604,000	CNOOC Ltd	1,003,093
104,000	Cosco Pacific Ltd	224,316
256,000	Datang International Power Generation Co Ltd	171,748
461,600	Denway Motors Ltd	233,324
288,000	Huaneng Power International Inc Class H	235,321
126,000	Jiangxi Copper Co Ltd Class H	291,575
508,000	Peace Mark Holdings Ltd	566,600
72,000	Shanghai Industrial Holdings Ltd	293,608
188,000	Yanzhou Coal Mining Co Ltd Class H	306,698
	Total China	5,864,742
	Denmark — 0.2%
13,300	D/S Norden	1,449,610
	Finland — 2.0%
93,502	Amer Sports Oyj Class A	1,953,006
80,707	Nokian Renkaat Oyj	3,318,121
128,771	OKO Bank	2,248,393
45,400	Orion Oyj	969,940
33,186	Outotec Oyj	1,832,883
24,200	Rakentajain Konevuokr	564,638
132,843	Tietoenator Oyj	2,493,638
	Total Finland	13,380,619

See accompanying notes to the financial statements.

6

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	France — 5.1%
8,945	Air France	241,000
2,145	Areva	2,272,069
27,352	Arkema *	1,555,605
7,903	BIC SA	499,697
10,306	bioMerieux	1,177,663
2,728	Bollore	556,868
4,957	Casino Guichard-Perrachon SA	560,672
4,044	Cie Generale de Geophysique *	986,571
10,866	Ciments Francais	1,714,996
7,370	Euler Hermes SA	753,444
11,917	Fonciere des Regions	1,745,739
43,047	Gemalto NV *	1,196,703
22,275	Groupe Steria SCA	664,351
16,619	IMS International Metal Service	611,626
17,839	Ipsen SA	1,079,960
46,654	Maurel et Prom	896,793
35,890	Nexans SA	3,918,488
40,272	Publicis Groupe	1,454,336
21,960	Rallye SA	1,294,303
44,131	Recyclex SA *	990,350
50,590	SCOR SE	1,145,297
51,415	UbiSoft Entertainment SA *	4,321,319
32,128	Valeo SA	1,215,183
3,181	Vilmorin & Cie	536,215
20,328	Wendel Investissement	2,292,660
24,706	Zodiac SA	1,285,582
	Total France	34,967,490
	Germany — 7.1%
169,465	Aixtron AG *	2,243,320
86,329	Altana AG	2,010,964
54,378	Arques Industries AG	1,146,782
51,767	Balda AG * (a)	463,595
18,981	Bechtle AG	572,937

See accompanying notes to the financial statements.

7

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Germany — continued
30,326	Comdirect Bank AG	373,564
14,397	Douglas Holdings AG	764,009
8,405	ElringKlinger AG	876,074
56,303	GEA Group AG *	1,821,605
69,377	Gildemeister AG	1,616,608
118,422	Hannover Rueckversicherungs AG (Registered) (a)	5,653,400
92,725	IKB Deutsche Industriebank AG *	804,700
2,309	K&S AG	671,860
24,695	Kloeckner & Co AG	1,142,020
11,644	Krones AG	900,519
23,363	Leonische Drahtwerke AG	972,593
44,146	Medion AG *	1,133,446
132,109	Norddeutsche Affinerie AG (a)	5,335,833
3,017	Puma AG Rudolf Dassler Sport	1,073,457
6,914	Q-Cells AG *	557,366
106,871	Rhoen-Klinikum AG	3,079,968
2,109	Salzgitter AG	369,670
71,157	SGL Carbon AG *	3,949,067
13,072	Solon AG Fuer Solartechnik *	998,308
20,199	Stada Arzneimittel AG	1,415,253
186,560	Suedzucker AG	4,112,867
76,772	TUI AG *	1,848,249
18,270	Vossloh AG	2,521,598
	Total Germany	48,429,632
	Greece — 1.2%
454,502	Alapis Holding Industrial & Commercial SA *	1,468,739
33,052	Babis Vovos International *	1,013,854
74,742	Hellenic Exchanges SA	1,801,692
142,559	Hellenic Technodomiki Tev SA	1,746,038
40,484	Intralot SA	755,402
23,694	Quintana Maritime Ltd	545,673
190,551	Technical Olympic SA *	219,886
27,086	Tsakos Energy Navigation Ltd	886,254
	Total Greece	8,437,538

See accompanying notes to the financial statements.

8

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Hong Kong — 1.5%
88,000	Asia Satellite Telecommunications Holdings Ltd	168,648
168,400	Dah Sing Financial Services	1,235,824
1,128,000	Far East Consortium International Ltd	499,310
1,199,200	HKR International Ltd	921,242
46,000	Kingboard Chemical Holdings Ltd	204,462
1,022,000	Midland Holdings Ltd	1,360,872
2,570,000	Pacific Basin Shipping Ltd	4,258,584
68,000	Ports Design Ltd	201,038
615,000	Sun Hung Kai & Co Ltd	594,237
210,000	VTech Holdings Ltd	1,035,243
	Total Hong Kong	10,479,460
	Hungary — 0.2%
55,440	Magyar Telekom Nyrt	267,563
4,200	MOL Magyar Olaj es Gazipari Nyrt (New Shares)	572,153
1,530	Richter Gedeon Nyrt	330,264
	Total Hungary	1,169,980
	India — 0.5%
108,000	Ambuja Cement Ltd Sponsored GDR	326,160
5,500	Bajaj Auto Ltd Sponsored GDR	305,250
6,100	GAIL India Ltd GDR	384,300
68,700	Hindalco Industries Ltd GDR 144A	331,821
22,000	Mahindra & Mahindra Ltd Sponsored GDR	370,907
32,100	Satyam Computer Services Ltd ADR	801,858
30,700	Tata Motors Ltd Sponsored ADR	537,864
	Total India	3,058,160
	Indonesia — 0.0%
283,500	Bank Rakyat Indonesia	220,078
	Ireland — 1.4%
199,914	DCC Plc	5,029,896
1,235,119	Fyffes Plc	1,723,963

See accompanying notes to the financial statements.

9

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Ireland — continued
123,067	Grafton Group Plc *	998,703
13,367	Kerry Group Plc	419,416
1,302,945	Total Produce Ltd	1,120,970
	Total Ireland	9,292,948
	Israel — 0.2%
76,960	Bank Hapoalim BM	328,828
69,390	Bank Leumi Le	318,819
11,310	Check Point Software Technologies Ltd *	247,915
9,140	Teva Pharmaceutical Industries Ltd Sponsored ADR	448,500
	Total Israel	1,344,062
	Italy — 3.3%
75,441	Azimut Holding SPA	863,001
80,913	Banca Italease SPA	781,054
142,687	Benetton Group SPA	1,889,232
1,400,808	Beni Stabili SPA	1,575,838
177,554	Bulgari SPA	1,976,879
65,697	Buzzi Unicem SPA	1,611,794
305,053	Cementir SPA	2,679,451
86,797	Danieli and Co SPA (Savings Shares)	1,820,401
86,211	ERG SPA	1,661,249
78,445	Indesit Company SPA	978,740
9,208	Italmobiliare SPA	830,487
35,024	Italmobiliare SPA-RNC	2,233,737
341,277	Milano Assicurazioni SPA	2,236,369
32,461	Pirelli & Co Real Estate SPA	1,255,829
	Total Italy	22,394,061
	Japan — 17.2%
108,200	Aderans Co Ltd	1,962,986
212,100	Alps Electric Co Ltd	2,478,439
136,400	AOC Holdings Inc	1,419,488
39,000	Avex Group Holding Inc (a)	442,405

See accompanying notes to the financial statements.

10

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — continued
317,000	Calsonic Kansei Corp	1,306,327
30,000	Capcom	822,756
294,000	Central Glass Co Ltd	1,298,111
68,000	Chiba Kogyo Bank Ltd *	863,241
148,800	Daiei Inc *	945,600
313,000	Daiichi Chuo Kisen Kaisha	2,259,537
34,000	Daiichikosho Co Ltd	335,622
594,000	Daikyo Inc	1,402,350
192,000	Daio Paper Corp (a)	1,383,480
52,800	Daiseki Co Ltd	1,500,095
314,000	Daiwabo Co Ltd	782,580
307	DeNa Co Ltd	1,989,249
62,200	Edion Corp	611,659
64,700	Foster Electric Co Ltd	1,608,826
186,000	Fujitsu General Ltd *	664,032
42,800	Futaba Industrial Co Ltd	1,036,923
58,900	GLORY Ltd	1,338,494
289,000	Godo Steel	921,703
57,100	H.I.S. Co Ltd	955,821
24,000	Hamamatsu Photonics KK	726,544
435,000	Hanwa Co Ltd	2,004,894
428,400	Haseko Corp *	646,136
25,200	Hisamitsu Pharmaceutical Co Inc	803,590
663,000	Hitachi Zosen Corp *	667,829
129,700	Hosiden Corp	2,225,501
240,000	Ishihara Sangyo Kaisha Ltd *	537,982
625,000	Iwatani International Corp (a)	1,741,256
257,000	JACCS Co Ltd	1,080,247
53,400	Joint Corp	689,286
43,000	Kaga Electronics Co Ltd	540,562
259	Kakaku.com Inc	1,469,632
150,000	Kamigumi Co Ltd	1,131,720
58,000	Kanto Tsukuba Bank Ltd	308,216
252,000	Kayaba Industry Co	1,028,130

See accompanying notes to the financial statements.

11

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — continued
660	Kenedix Inc	872,110
131	Kenedix Realty Investment Corp	791,157
400,000	Kiyo Holdings Inc	612,115
1,488	KK DaVinci Advisors *	1,252,796
24,000	Kobayashi Pharmaceutical Co Ltd	944,188
72,200	Kohnan Shoji Co Ltd	853,789
90,000	Koito Manufacturing Co Ltd	1,179,604
85,000	Kojima Co Ltd (a)	446,156
428,000	Kurabo Industries Ltd	903,481
292,000	Kyokuyo Co Ltd	504,598
104,000	Kyudenko Corp	523,878
365,000	Maeda Corp (a)	1,167,438
472,525	Maruha Group Inc	691,295
156,000	Meiji Dairies Corp	894,193
36,700	Miraca Holdings Inc	787,224
290,000	Mitsui Mining Co Ltd *	1,014,863
110	Mixi Inc *	1,282,646
251,000	Mizuho Investors Securities	344,381
192,000	Nagase & Co	1,956,716
128,000	Nidec Sankyo Corp	1,047,877
59,500	Nihon Kohden Corp	1,200,184
111,000	Nikkiso Co Ltd	725,329
191,000	Nippon Corp	1,255,996
132,000	Nippon Denko Co Ltd	1,201,260
266,000	Nippon Flour Mills Co Ltd	1,079,694
722,000	Nippon Light Metal	1,114,460
84,000	Nippon Synthetic Chemical Industry Co Ltd	498,084
240,000	Nippon Yakin Koguo Co Ltd	2,278,910
61,000	Nipro Corp	1,167,626
460,000	Nissan Shatai Co Ltd	3,930,203
33,300	Nissha Printing Co Ltd	1,403,642
36,000	Nissin Kogyo Co Ltd	638,213
175,000	Ogaki Kyoritsu Bank Ltd	963,641
260,000	Okasan Securities Co Ltd	1,447,996

See accompanying notes to the financial statements.

12

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — continued
23,800	Okinawa Electric Power Co	947,893
197	Osaka Securities Exchange Co Ltd	1,013,781
102,000	Pacific Metals Co Ltd	1,218,686
450,000	Penta Ocean Construction Co Ltd * (a)	567,167
14,880	Point Inc	542,824
95,100	Q.P. Corp	945,678
140,000	Rengo Co Ltd	756,875
603	Round One Corp	691,146
119,000	Ryobi Ltd	497,285
23,800	Ryohin Keikaku Co Ltd	1,265,171
100,600	Ryosan Co	2,401,892
67,000	Sanki Engineering	438,325
458,000	Sankyo-Tateyama Holdings Inc	584,895
147,000	Sankyu Inc	701,278
21,000	Sawai Pharmaceuticals Co Ltd	971,293
141,000	Seino Holdings Co Ltd	934,549
38,100	Shima Seiki Manufacturing Ltd	1,624,871
34,500	Shimachu Co	891,872
36,900	Shinko Plantech Co Ltd	491,039
202,000	Shinwa Kaiun Kaisha Ltd	1,323,136
41,000	Showa Corp	361,728
100,000	SMK Corp	588,580
39,900	Sugi Pharmacy Co Ltd	1,073,080
543,000	Sumitomo Light Metal Industry	733,356
161,000	Taihei Kogyo Co Ltd	643,201
398,000	TOA Corp *	322,269
291,000	Toho Gas Co Ltd	1,528,808
117,800	Tokyo Steel Manufacturing Co	1,408,227
448,000	Topy Industries Ltd	1,209,119
79,000	Toshiba Plant Systems & Services Corp	691,968
155,000	Towa Real Eatate Development (a)	214,989
75,000	Toyo Suisan Kaisha Ltd	1,222,470
463,000	Toyo Tire & Rubber Co Ltd	1,276,847
43,000	Tsumura & Co	886,659

See accompanying notes to the financial statements.

13

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Japan — continued
118,000	Uchida Yoko Co Ltd	500,577
131,000	Uniden Corp	814,065
18,000	Union Tool Co	641,770
70	United Urban Investment Corp	446,178
383,000	Unitika Ltd	379,029
411,000	Yokohama Rubber Co	2,114,737
	Total Japan	116,774,305
	Malaysia — 0.4%
181,000	Genting Berhad	382,879
210,385	IOI Corp Berhad	523,272
79,500	MISC Berhad	222,214
53,400	Public Bank Berhad	174,449
283,000	Resorts World Berhad	327,313
150,471	Sime Darby Berhad *	546,396
41,222	Tanjong Plc	204,796
79,600	Telekom Malaysia Berhad	281,013
	Total Malaysia	2,662,332
	Netherlands — 3.9%
106,804	Boskalis Westminster	5,897,017
47,300	Chicago Bridge & Iron Co NV (NY Shares)	2,200,396
70,649	CSM	2,178,772
17,073	Fugro NV	1,288,040
27,549	Hunter Douglas NV	1,599,657
35,735	Koninklijke Wessanen NV	478,196
114,136	OCE NV	2,116,717
103,963	Qiagen NV *	2,304,907
15,003	Smit International NV	1,394,984
55,870	SNS Reaal	1,177,119
49,975	Tele Atlas NV *	2,121,654
6,928	TomTom NV *	324,667
9,625	Vastned NV	983,452
18,456	Wereldhave NV	2,230,924
	Total Netherlands	26,296,502

See accompanying notes to the financial statements.

14

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	New Zealand — 0.1%
351,616	Fisher & Paykel Healthcare Corp Ltd	738,091
	Norway — 0.4%
20,200	Frontline Ltd	921,331
294,500	Golden Ocean Group Ltd	1,650,552
	Total Norway	2,571,883
	Philippines — 0.1%
18,600	Ayala Corp	195,905
4,582	Philippine Long Distance Telephone Co	323,299
	Total Philippines	519,204
	Poland — 0.1%
4,620	KGHM Polska Miedz SA	213,789
17,370	Polski Koncern Naftowy Orlen SA *	294,661
	Total Poland	508,450
	Portugal — 0.4%
118,287	Banif SGPS SA (Registered Shares)	525,623
212,460	Jeronimo Martins SGPS SA	1,564,091
140,175	Redes Energeticas Nacionais SA *	727,182
	Total Portugal	2,816,896
	Russia — 0.6%
27,500	Comstar United Telesystems OJSC GDR	272,250
5,590	CTC Media Inc *	164,122
17,900	Gazpromneft Sponsored ADR	563,850
11,650	Mobile Telesystems Sponsored ADR	955,999
4,400	OAO Tatneft Sponsored GDR (Registered Shares)	552,200
6,240	Rostelecom ADR	426,504
9,800	Surgutneftegaz Sponsored ADR	450,800
18,300	Vimpel-Communications Sponsored ADR	635,559
2,390	Wimm-Bill-Dann Foods ADR	251,571
	Total Russia	4,272,855

See accompanying notes to the financial statements.

15

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Singapore — 2.8%
665,000	Allgreen Properties Ltd	597,637
296,000	Ezra Holdings Ltd	491,565
380,000	Indofood Agri Resources Ltd *	696,362
480,000	Kim Eng Holdings Ltd	751,262
453,000	KS Energy Services Ltd	743,980
386,000	MobileOne Ltd	551,978
1,101,100	Pacific Century Region Developments Ltd *	225,525
656,000	Raffles Education Corp Ltd	1,228,336
424,000	Singapore Airport Terminal Services Ltd	711,672
914,000	Singapore Petroleum Co	4,467,454
1,381,000	Singapore Post Ltd	1,095,474
349,000	Sino-Environment Technology Group Ltd *	310,445
764,000	Straits Asia Resources Ltd	2,088,964
325,000	Tat Hong Holdings Ltd	499,767
584,000	United Overseas Land	1,596,507
156,000	Venture Corp Ltd	1,124,790
505,000	Wheelock Properties Ltd	675,337
544,000	Wing Tai Holdings Ltd	820,738
	Total Singapore	18,677,793
	South Africa — 0.2%
56,200	African Bank Investments Ltd	221,399
12,600	ArcelorMittal South Africa Ltd	298,804
10,900	Barloworld Ltd	131,250
10,900	Freeworld Coatings Ltd *	13,626
20,600	Naspers Ltd Class N	389,888
145,950	Sanlam Ltd	346,847
11,000	Tiger Brands Ltd	195,792
	Total South Africa	1,597,606
	South Korea — 1.7%
14,130	Daegu Bank	193,273
2,310	Daelim Industrial Co Ltd	359,454
10,185	Daewoo Engineering & Construction Co Ltd	218,012

See accompanying notes to the financial statements.

16

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	South Korea — continued
10,704	Hana Financial Group Inc	474,968
10,340	Hynix Semiconductor Inc *	265,897
3,741	Hyundai Development Co	266,777
5,440	Hyundai Mobis	417,569
12,020	Hyundai Motor Co	842,808
4,650	Hyundai Steel Co	359,763
16,710	Industrial Bank of Korea	269,411
10,400	Kookmin Bank	640,948
12,540	Korea Exchange Bank	175,358
4,030	Korean Air Lines Co Ltd	304,484
9,210	KT Corp ADR *	223,711
8,590	KT&G Corp	708,730
3,933	LG Chemicals Ltd	328,723
5,530	LG Corp	384,621
5,570	LG Electronics Inc	599,909
2,910	POSCO	1,600,567
14,990	Pusan Bank	198,364
21,910	Shinhan Financial Group Co Ltd	1,180,266
1,020	SK Corp	181,275
4,439	SK Energy Co Ltd	602,697
23,730	SK Telecom Co Ltd ADR	531,552
2,890	S-Oil Corp	204,199
15,800	Woori Finance Holdings Co Ltd	282,938
	Total South Korea	11,816,274
	Spain — 0.4%
25,568	Bolsas y Mercados Espanoles	1,278,857
25,836	Corp Financiera Alba	1,569,501
	Total Spain	2,848,358
	Sweden — 3.8%
47,250	Axfood AB	1,644,730
79,500	Boliden AB	909,111
83,100	D Carnegie AB	1,426,913

See accompanying notes to the financial statements.

17

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Sweden — continued
102,700	Electrolux AB Series B	1,647,834
100,255	Getinge AB	2,549,953
108,900	Hexagon AB	2,226,238
246,617	Kinnevik Investment AB Class B	4,736,653
138,100	Kungsleden AB	1,636,604
95,900	NCC Class B	2,520,227
33,600	Ratos AB Series B	1,055,291
195,000	Securitas Direct AB Class B *	832,215
107,000	Trelleborg AB Class B	1,915,297
36,175	Vostok Gas Ltd *	2,653,501
	Total Sweden	25,754,567
	Switzerland — 3.4%
31,650	Actelion Ltd *	1,649,808
11,736	Baloise Holding Ltd	1,058,454
3,195	Banque Cantonale Vaudoise	1,650,372
11,014	Bucher Industries AG	2,794,053
2,486	Burckhardt Compression Holding AG	710,563
9,455	Charles Voegele Holding AG *	842,560
55,490	Ciba Specialty Chemical Holding Reg	2,219,627
170,810	Clariant AG *	1,462,294
1,572	Fischer (George) AG (Registered) *	784,315
1,727	Forbo Holdings AG (Registered) *	865,311
6,679	Galenica AG	2,566,115
4,578	Helvetia Patria Holding (Registered)	1,740,259
210	Hiestand Holding AG (Registered)	361,977
7,914	Logitech International *	202,599
5,975	Panalpina Welttransport Holding AG	1,002,564
14,758	PSP Swiss Property AG (Registered) *	904,275
15,885	Swiss Steel AG (Registered)	1,371,913
11,672	Temenos Group AG *	292,134
4,223	Verwaltungs & Private Bank	800,218
	Total Switzerland	23,279,411

See accompanying notes to the financial statements.

18

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Taiwan — 1.5%
158,000	Acer Inc	286,662
365,621	Advanced Semiconductor Engineering Inc	335,202
189,408	Asustek Computer Inc	522,908
294,256	AU Optronics Corp	561,260
102,000	Chi Mei Optoelectronics Corp	134,162
603,165	China Steel Corp	891,166
389,000	Chinatrust Financial Holding Co Ltd *	347,770
339,660	Chunghwa Telecom Co Ltd	844,506
319,859	Compal Electronics Inc	288,283
85,896	Far Eastern Textile Co Ltd	139,945
202,000	Far Eastone Telecommunications Co Ltd	282,071
216,995	Formosa Chemicals & Fibre Co	527,334
237,939	Formosa Plastics Corp	641,409
449,000	Fubon Financial Holding Co Ltd	488,655
49,435	High Tech Computer Corp	1,020,522
135,200	Hon Hai Precision Industry Co Ltd	806,619
45,340	MediaTek Inc	508,511
186,000	Mega Financial Holdings Co Ltd	132,817
192,060	Nan Ya Plastics Corp	452,311
251,395	Quanta Computer Inc	329,566
171,760	Siliconware Precision Industries Co	279,901
186,970	Taiwan Mobile Co Ltd	316,753
541,761	United Microelectronics Corp	321,569
	Total Taiwan	10,459,902
	Thailand — 0.7%
35,810	Advanced Info Service Pcl (Foreign Registered) (b)	117,929
90,580	Bangkok Bank Pcl NVDR (b)	369,833
168,000	Bangkok Dusit Medical Service Pcl (Foreign Registered) (b)	177,608
19,810	Banpu Pcl (Foreign Registered) (b)	296,806
1,326,100	IRPC Pcl (Foreign Registered) (b)	249,661
245,410	Kasikornbank Pcl NVDR (b)	676,414
130,680	PTT Exploration & Production Pcl (Foreign Registered) (b)	657,764
110,450	PTT Pcl (Foreign Registered) (b)	1,181,180

See accompanying notes to the financial statements.

19

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Thailand — continued
36,450	Siam Cement Pcl NVDR (b)	247,730
202,380	Siam Commercial Bank Pcl (Foreign Registered) (b)	554,702
151,250	Thai Oil Pcl (Foreign Registered) (b)	374,002
	Total Thailand	4,903,629
	Turkey — 0.4%
12,170	Anadolu Efes Biracillik ve Malt Sanayii AS	134,166
15,800	Dogan Sirketler Grubu Holdings AS *	19,879
53,030	Eregli Demir ve Celik Fabrikalari TAS	372,883
58,960	Haci Omer Sabanci Holding AS	265,182
43,900	KOC Holding AS *	165,334
21,940	Tupras-Turkiye Petrol Rafineriler AS	556,246
86,630	Turkiye Garanti Bankasi	513,761
34,210	Turkiye Halk Bankasi AS *	216,475
90,470	Turkiye Vakiflar Bankasi TAO Class D	211,494
	Total Turkey	2,455,420
	United Kingdom — 14.0%
49,647	Admiral Group Plc	992,913
266,219	Aggreko Plc	3,089,992
31,198	AMEC Plc	475,906
297,219	Amlin Plc	1,624,592
85,357	Arriva Plc	1,149,268
90,257	Autonomy Corp Plc *	1,678,886
38,674	Aveva Group Plc	754,432
68,910	Babcock International Group	771,916
85,482	Barratt Developments Plc	691,590
421,780	BBA Aviation Plc	1,534,641
208,756	Beazley Group Plc	666,349
47,283	Bellway Plc	744,226
43,329	Berkeley Group Holdings Plc *	891,413
228,368	Bradford & Bingley Plc	1,005,573
316,345	Brit Insurance Holdings Plc	1,453,559
73,691	British Energy Group Plc	820,932

See accompanying notes to the financial statements.

20

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United Kingdom — continued
111,435	Britvic Plc	732,746
20,493	Bunzl Plc	281,636
32,872	Cairn Energy Plc *	1,763,640
69,421	Close Brothers Group Plc	901,623
110,113	Dairy Crest Group Plc	1,149,466
50,167	Dana Petroleum Plc (Ordinary Shares) *	1,320,578
91,633	De La Rue Plc	1,639,279
3,137,460	Dimension Data Holdings Plc	3,190,086
346,512	Drax Group Plc	3,973,683
302,289	Electrocomponents Plc	1,052,062
576,814	Game Group Plc	2,125,321
55,770	Greene King Plc	717,479
654,118	HMV Group Plc	1,635,495
183,075	Inchcape Plc	1,414,628
294,848	Inmarsat Plc	2,879,706
231,277	Johnston Press Plc	880,653
179,311	Kesa Electricals Plc	757,529
108,357	Ladbrokes Plc	650,669
328,338	LG Group Holdings Plc	2,267,565
101,471	Luminar Group Holdings Plc	705,335
140,118	Micro Focus International Plc	556,704
251,860	Misys Plc	741,729
62,090	National Express Group Plc	1,389,065
1,456,273	Northern Foods Plc	2,598,531
1,749,000	PartyGaming Plc *	906,719
173,232	Pennon Group Plc	2,193,374
208,088	Petrofac Ltd	2,268,606
92,959	Provident Financial Plc	1,472,745
23,426	Randgold Resources Ltd	1,206,820
38,882	Rotork Plc	761,997
150,760	RPS Group Plc	884,114
3,234,401	Signet Group Plc	3,899,210
409,980	Smith (David S.) Holdings Plc	1,283,808
450,381	Smith News Plc	901,284

See accompanying notes to the financial statements.

21

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	United Kingdom — continued
39,813	Soco International PLC *	1,530,383
115,509	SSL International Plc	1,115,271
302,193	Stagecoach Group Plc	1,498,840
208,541	Taylor Woodrow Plc	705,650
207,572	TDG Plc	1,015,384
636,816	Tomkins Plc	2,135,085
131,062	Travis Perkins Plc	2,801,801
593,886	Trinity Mirror Plc	3,337,152
47,460	Tullow Oil Plc	588,334
79,696	VT Group Plc	1,047,092
186,654	Weir Group Plc (The)	2,855,637
222,603	WH Smith Plc	1,646,372
172,621	William Hill Plc	1,283,908
455,219	Wood Group (John) Plc	3,719,752
3,073,669	Woolworths Group Plc	654,117
	Total United Kingdom	95,384,851
	TOTAL COMMON STOCKS (COST $632,620,478)	636,107,454
	PREFERRED STOCKS — 2.5%
	Brazil — 1.6%
66,100	Aracruz SA Class B (Registered) 5.55%	478,034
38,206	Banco Bradesco SA 0.32%	1,192,878
44,520	Banco Itau Holding Financeira SA 2.81%	1,121,490
25,000	Bradespar SA 0.28%	650,464
22,483	Brasil Telecom Participacoes SA 4.46%	313,759
18,600	Brasil Telecom SA 3.98%	206,557
35,617	Companhia Energetica de Minas Gerais 2.29%	678,178
16,388	Companhia Paranaense de Energia Class B 2.20%	266,592
72,700	Companhia Vale do Rio Doce Class A 0.05%	2,143,470
14,700	Gerdau Metalurgica SA 2.65%	647,596
20,800	Gerdau SA 2.11%	679,681
102,822	Itausa-Investimentos Itau SA 0.11%	653,620

See accompanying notes to the financial statements.

22

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Brazil — continued
55,900	Sadia SA 3.09%	316,010
9,370	Tele Norte Leste Participacoes ADR 3.52%	234,531
19,400	Tele Norte Leste Participacoes SA 0.19%	484,226
6,800	Telemar Norte Leste SA Class A 3.67%	365,916
	Total Brazil	10,433,002
	Germany — 0.4%
14,778	Draegerwerk AG 1.47%	834,556
34,859	Hugo Boss AG 3.05%	2,069,933
	Total Germany	2,904,489
	Italy — 0.5%
111,880	IFI Istituto Finanziario Industries *	3,161,124
	Russia — 0.0%
330,840	Surgutneftegaz 5.78%	172,037
1,360	Surgutneftegaz Sponsored ADR 5.92%	65,960
	Total Russia	237,997
	South Korea — 0.0%
6,240	Hyundai Motor Co 4.03%	179,690
	TOTAL PREFERRED STOCKS (COST $9,467,483)	16,916,302
	RIGHTS AND WARRANTS — 0.0%
	Brazil — 0.0%
617	Banco Bradesco SA Rights, Expires 02/22/08 * (c)	1,624
	Sweden — 0.0%
100,255	Getinge AB Rights, Expires 03/14/08 *	38,615
	TOTAL RIGHTS AND WARRANTS (COST $23,628)	40,239

See accompanying notes to the financial statements.

23

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($) / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 4.7%
15,400,000	Bank of America Time Deposit, 3.05%, due 03/03/08	15,400,000
16,390,450	Bank of New York Mellon Institutional Cash Reserves Fund (d)	16,390,450
	TOTAL SHORT-TERM INVESTMENTS (COST $31,790,450)	31,790,450
	TOTAL INVESTMENTS — 100.8% (Cost $673,902,039)	684,854,445
	Other Assets and Liabilities (net) — (0.8%)	(5,318,827)
	TOTAL NET ASSETS — 100.0%	$679,535,618

See accompanying notes to the financial statements.

24

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/23/08	CAD	5,864,480	$5,948,789	$181,148
5/23/08	CAD	5,864,480	5,948,789	181,488
5/23/08	CAD	6,042,191	6,129,055	163,657
5/23/08	CHF	7,105,000	6,824,862	354,713
5/23/08	CHF	12,623,871	12,126,134	580,086
5/23/08	CHF	12,252,580	11,769,482	541,871
5/23/08	CHF	12,252,580	11,769,482	546,190
5/23/08	GBP	1,331,000	2,629,351	33,089
5/23/08	JPY	724,197,438	7,003,591	245,849
5/23/08	JPY	702,897,513	6,797,603	233,295
5/23/08	JPY	702,897,513	6,797,603	218,445
5/23/08	NZD	5,643,251	4,452,854	2,812
5/23/08	NZD	5,643,251	4,452,854	3,546
5/23/08	NZD	5,814,259	4,587,790	2,839
5/23/08	SEK	19,569,025	3,161,721	77,751
5/23/08	SEK	19,569,025	3,161,721	76,104
5/23/08	SEK	20,162,026	3,257,531	77,720
5/23/08	SGD	6,241,267	4,489,447	47,580
5/23/08	SGD	6,430,396	4,625,491	55,849
5/23/08	SGD	6,241,267	4,489,447	48,930
			$120,423,597	$3,672,962
Sales
5/23/08	AUD	15,649,684	$14,422,175	$(179,867)
5/23/08	AUD	15,189,399	13,997,993	(168,197)
5/23/08	AUD	15,189,399	13,997,993	(182,779)
5/23/08	CAD	2,479,000	2,514,639	(71,810)
5/23/08	DKK	5,215,600	1,059,564	(32,022)
5/23/08	GBP	5,645,030	11,151,588	(198,987)
5/23/08	GBP	5,478,999	10,823,598	(197,206)
5/23/08	GBP	5,478,999	10,823,598	(203,600)

See accompanying notes to the financial statements.

25

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Forward Currency Contracts — continued

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
5/23/08	HKD	19,756,479	$2,542,589	$(5,023)
5/23/08	HKD	19,756,479	2,542,589	(4,957)
5/23/08	HKD	20,355,160	2,619,638	(5,175)
5/23/08	JPY	230,619,000	2,230,277	(74,254)
5/23/08	JPY	232,047,000	2,244,087	(69,897)
5/23/08	NOK	5,879,410	1,120,386	(27,133)
5/23/08	NOK	5,879,410	1,120,386	(26,908)
5/23/08	NZD	2,761,000	2,178,590	(49,321)
5/23/08	NZD	2,761,000	2,178,590	(49,169)
5/23/08	NZD	2,761,000	2,178,590	(48,782)
			$99,746,870	$(1,595,087)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
163	CAC 40	March 2008	$11,871,819	$(28,807)
97	DAX	March 2008	24,844,696	(3,491,760)
96	MSCI Singapore	March 2008	5,127,249	(145,180)
			$41,843,764	$(3,665,747)
Sales
14	IBEX 35	March 2008	$2,806,604	$4,391
467	OMXS 30	March 2008	7,331,312	(68,714)
38	S&P Toronto 60	March 2008	6,147,178	(25,310)
47	SPI 200	March 2008	6,090,194	679,279
43	TOPIX	March 2008	5,465,540	733,921
			$27,840,828	$1,323,567

As of February 29, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

26

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  As of February 29, 2008, these rights have been exercised but shares have not yet been credited to the Fund.

(d)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 29, 2008, 84.69% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

See accompanying notes to the financial statements.

27

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value, including securities on loan of $15,302,858 (cost $673,902,039) (Note 2)	$684,854,445
Cash	77,167
Foreign currency, at value (cost $3,599,802) (Note 2)	3,615,848
Receivable for investments sold	25,486
Dividends and interest receivable	964,212
Foreign taxes receivable	28,687
Unrealized appreciation on open forward currency contracts (Note 2)	3,672,962
Receivable for collateral on open futures contracts (Note 2)	6,050,000
Receivable for expenses reimbursed by Manager (Note 3)	95,265
Total assets	699,384,072
Liabilities:
Collateral on securities loaned, at value (Note 2)	16,390,450
Payable for investments purchased	760,033
Payable to affiliate for (Note 3):
Management fee	315,048
Shareholder service fee	78,762
Trustees and Chief Compliance Officer of GMO Trust fees	752
Unrealized depreciation on open forward currency contracts (Note 2)	1,595,087
Payable for variation margin on open futures contracts (Note 2)	318,745
Accrued expenses	389,577
Total liabilities	19,848,454
Net assets	$679,535,618
Net assets consist of:
Paid-in capital	$647,931,174
Distributions in excess of net investment income	(5,790,555)
Accumulated net realized gain	26,661,560
Net unrealized appreciation	10,733,439
$679,535,618
Net assets attributable to:
Class III shares	$679,535,618
Shares outstanding:
Class III	73,138,116
Net asset value per share:
Class III	$9.29

See accompanying notes to the financial statements.

28

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends (net of withholding taxes of $1,787,122)	$19,628,449
Interest	1,280,953
Securities lending income	729,275
Total investment income	21,638,677
Expenses:
Management fee (Note 3)	4,738,960
Shareholder service fee – Class III (Note 3)	1,184,740
Custodian and fund accounting agent fees	887,032
Transfer agent fees	27,515
Audit and tax fees	108,076
Legal fees	17,193
Trustees fees and related expenses (Note 3)	8,713
Registration fees	2,116
Miscellaneous	11,908
Total expenses	6,986,253
Fees and expenses reimbursed by Manager (Note 3)	(1,008,265)
Expense reductions (Note 2)	(9,278)
Net expenses	5,968,710
Net investment income (loss)	15,669,967
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	169,380,065
Closed futures contracts	1,769,614
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $1,680) (Note2)	5,519,310
Net realized gain (loss)	176,668,989
Change in net unrealized appreciation (depreciation) on:
Investments	(202,610,973)
Open futures contracts	(1,848,055)
Foreign currency, forward contracts and foreign currency related transactions	1,498,844
Net unrealized gain (loss)	(202,960,184)
Net realized and unrealized gain (loss)	(26,291,195)
Net increase (decrease) in net assets resulting from operations	$(10,621,228)

See accompanying notes to the financial statements.

29

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$15,669,967	$16,269,949
Net realized gain (loss)	176,668,989	216,853,382
Change in net unrealized appreciation (depreciation)	(202,960,184)	(45,812,700)
Net increase (decrease) in net assets from operations	(10,621,228)	187,310,631
Distributions to shareholders from:
Net investment income
Class III	(31,841,900)	(19,881,021)
Net realized gains
Class III	(142,937,240)	(326,272,225)
	(174,779,140)	(346,153,246)
Net share transactions (Note 7):
Class III	5,871,549	26,733,728
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	2,593,773	1,977,585
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	8,465,322	28,711,313
Total increase (decrease) in net assets	(176,935,046)	(130,131,302)
Net assets:
Beginning of period	856,470,664	986,601,966
End of period (including distributions in excess of net investment income of $5,790,555 and $11,878,059, respectively)	$679,535,618	$856,470,664

See accompanying notes to the financial statements.

30

GMO International Small Companies Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$12.22		$14.93	$17.84	$17.09	$9.50
Income (loss) from investment operations:
Net investment income (loss)	0.24	†	0.25 †	0.34 †	0.30 †	0.20
Net realized and unrealized gain (loss)	(0.34)		2.68	3.44	3.56	7.94
Total from investment operations	(0.10)		2.93	3.78	3.86	8.14
Less distributions to shareholders:
From net investment income	(0.51)		(0.33)	(0.44)	(0.54)	(0.20)
From net realized gains	(2.32)		(5.31)	(6.25)	(2.57)	(0.35)
Total distributions	(2.83)		(5.64)	(6.69)	(3.11)	(0.55)
Net asset value, end of period	$9.29		$12.22	$14.93	$17.84	$17.09
Total Return(a)	(2.04)%		23.35%	25.77%	24.45%	86.62%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$679,536		$856,471	$986,602	$1,517,223	$1,592,464
Net expenses to average daily net assets	0.76	%(b)	0.75%	0.75%	0.75%	0.75%
Net investment income to average daily net assets	1.98%		1.79%	2.01%	1.75%	1.60%
Portfolio turnover rate	72%		48%	49%	53%	46%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.13%		0.09%	0.11%	0.11%	0.13%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.04		$0.03	$0.07	$0.08	$0.04

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

31

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO International Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the S&P/Citigroup Extended Market Index World ex-U.S. Index, the Fund's benchmark. The Fund typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization and any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of any of the 500 excluded developed country companies. The Fund may make investments in emerging countries, but these investments generally will represent 10% or less of the Fund's total assets.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security

32

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are

33

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

34

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

35

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had loaned securities valued by the Fund at $15,302,858, collateralized by cash in the amount of $16,390,450, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. The CPMF tax has been included in the net realized gain (loss) on investments throughout the period. For the year ended February 29, 2008, the Fund incurred $1,680 in CPMF tax which is included in net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

36

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to derivative contract transactions, foreign currency transactions and passive foreign investment company transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$22,259,437	$(22,225,853)	$(33,584)

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$74,973,732	$84,039,934
Long-term capital gains	99,805,408	262,113,312
Total distributions	$174,779,140	$346,153,246

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$527,074
Undistributed long-term capital gain	$26,979,416

37

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$678,498,266	$91,061,785	$(84,705,606)	$6,356,179

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be

38

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

39

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.60% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $7,517 and $3,087, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $552,079,971 and $685,474,142, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

40

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

6.  Principal shareholders and related parties

As of February 29, 2008, 42.98% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 0.14% of the Fund's shares were held by eleven related parties comprised of certain GMO employee accounts, and 2.20% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	14,345,120	$167,353,499	533,510	$7,500,711
Shares issued to shareholders in reinvestment of distributions	16,860,674	173,069,697	26,807,328	341,714,636
Shares repurchased	(28,165,322)	(334,551,647)	(23,316,825)	(322,481,619)
Purchase premiums	—	803,005	—	26,637
Redemption fees	—	1,790,768	—	1,950,948
Net increase (decrease)	3,040,472	$8,465,322	4,024,013	$28,711,313

8.  Subsequent event

The Fund's benchmark will change to the MSCI EAFE Small Cap Index on June 1, 2008.

41

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Small Companies Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Small Companies Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

42

GMO International Small Companies Fund
(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.76%	$1,000.00	$921.60	$3.63
2) Hypothetical	0.76%	$1,000.00	$1,021.08	$3.82

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

43

GMO International Small Companies Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $99,805,408 from long-term capital gains.

During the year ended February 29, 2008, the Fund paid foreign taxes of $1,785,894 and recognized foreign source income of $21,415,571.

For taxable, non-corporate shareholders, 13.96% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $1,300,420 and $43,733,939, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

44

GMO International Small Companies Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 0.42% of distributions to shareholders declared from net realized gains during the Fund's fiscal year were reclassified to distributions from net investment income and are reflected as such in the Statement of Changes in Net Assets.

45

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

46

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

47

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

48

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

49

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Alternative Asset Opportunity Fund returned +16.0% for the fiscal year ended February 29, 2008, as compared with +18.2% for the Alternative Asset Opportunity Index (50% Dow Jones-AIG Commodity Index/50% JPMorgan 3 Month Cash Index). The Fund underperformed its benchmark by 2.2% during the fiscal year.

Most commodity prices rose broadly during the fiscal year. Grain commodity prices were the biggest gainers of the fiscal year, gaining 8% to 106%. With the exception of natural gas contract prices, which fell 18%, energy contract prices rose by 50% to 60%. Metal and soft commodity prices also rose by 18% to 38% during the period. Conversely, lean hog and live cattle contract prices fell by 46% and 13%, respectively, during the fiscal year.

While correctly positioning the prices of lean hog, cocoa, gold, and soy oil contracts added value during the fiscal year, the Fund's exposure to cash management offset gains. Most of the Fund's underperformance stemmed from mark-to-market losses in the GMO Short Duration Collateral Fund (SDCF), the cash collateral pool in which the Fund invests a substantial portion of its total assets. SDCF primarily invests in high quality U.S. and foreign floating-rate fixed income securities, mainly asset-backed securities, seeking to earn a LIBOR-type return. The SDCF investment collateralizes the commodities positions, which are achieved in the futures markets.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Alternative Asset Opportunity Fund Shares and the GMO Alternative Asset Opportunity Index As of February 29, 2008

$14,000,000
$13,500,000
$13,000,000
$12,500,000
$12,000,000
$11,500,000
$11,000,000
$10,500,000
$10,000,000
$9,500,000
Average Annual Total Returns
1 Year
Since Inception
4/11/05
16.01%
10.22%
4/11/05
$10,000,000
$13,462,420
$13,244,000
$11,900,740
2005
2006
2007
2008
GMO Alternative Asset Opportunity Fund
GMO Alternative Asset Opportunity Index*
S&P 500 Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  The GMO Alternative Asset Opportunity Index is a composite benchmark computed by GMO and comprised of 50% JPMorgan U.S. 3 Month Cash Index and 50% AIG Commodity-Dow Jones Index.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)
Consolidated Investments Concentration Summary (a)
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	78.2%
Short-Term Investments	16.6
Swaps	4.8
Futures	0.4
Forward Currency Contracts	(0.0)
100.0%

(a)  GMO Alternative Asset SPC Ltd. is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 14.7%
	U.S. Government — 14.7%
5,000,000	U.S. Treasury Note, 4.63%, due 03/31/08 (a) (b)	5,009,375
	TOTAL DEBT OBLIGATIONS (COST $5,000,538)	5,009,375
	MUTUAL FUNDS — 69.7%
	Affiliated Issuers — 69.7%
985,714	GMO Short-Duration Collateral Fund	23,686,705
	TOTAL MUTUAL FUNDS (COST $24,691,838)	23,686,705
	SHORT-TERM INVESTMENTS —10.4%
	Money Market Funds — 0.3%
110,203	SSgA Cash Management Fund Plc (b)	110,203
	TOTAL MONEY MARKET FUNDS (COST $110,203)	110,203
	Other Short-Term Investments — 10.1%
1,000,000	Federal Farm Credit Bank Discount Note, 2.50%, due 03/28/08 (b)	998,125
600,000	Federal Home Loan Bank Discount Note, 2.50%, due 03/25/08 (b)	599,000
200,000	Federal Home Loan Bank Discount Note, 2.78%, due 03/17/08 (b)	199,753
902,000	Federal Home Loan Mortgage Corp. Discount Note, 2.66%, due 03/04/08 (b)	901,800
710,000	Federal Home Loan Mortgage Corp. Discount Note, 2.70%, due 03/05/08 (b)	709,787
	TOTAL OTHER SHORT TERM INVESTMENTS (COST $3,408,465)	3,408,465
	TOTAL SHORT-TERM INVESTMENTS (COST $3,518,668)	3,518,668
	TOTAL INVESTMENTS — 94.8% (Cost $33,211,044)	32,214,748
	Other Assets and Liabilities (net) — 5.2%	1,757,242
	TOTAL NET ASSETS — 100.0%	$33,971,990

See accompanying notes to the financial statements.

2

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Futures Contracts (b)

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
25	Cocoa	May 2008	$694,250	$76,883
7	Coffee "C"	May 2008	437,850	35,667
3	Copper	May 2008	289,125	8,775
13	Corn	May 2008	361,725	18,974
7	Crude Oil	May 2008	709,940	25,799
4	Gasoline RBOB	April 2008	448,543	(7,444)
4	Gold 100 OZ	April 2008	390,000	16,298
4	Heating Oil	April 2008	471,559	16,702
8	Silver	May 2008	796,600	(20)
5	Soybean Meal	May 2008	191,100	8,285
32	Sugar (World)	May 2008	523,981	18,138
1	Wheat	May 2008	54,300	2,410
			$5,368,973	$220,467
Sales
5	Cotton No. 2	May 2008	$204,650	$(25,547)
16	Lean Hogs	April 2008	383,680	22,564
44	Live Cattle	April 2008	1,660,120	3,095
4	Natural Gas	April 2008	374,640	(15,124)
4	Soybean	May 2008	307,300	(19,762)
11	Soybean Oil	May 2008	454,212	(38,468)
			$3,384,602	$(73,242)

See accompanying notes to the financial statements.

3

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)
February 29, 2008

Swap Agreements (b)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
16,989,877	USD	4/14/2008	Barclay's Capital	3 month T-Bill	Return on DJ-AIG
				+ 0.19%	Commodity Total
					Return Index	$1,682,326
				Premiums to (Pay) Receive	$—	$1,682,326

As of February 29, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or open swap contracts (Note 2).

(b)  All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.

4

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidating Statement of Assets and Liabilities — February 29, 2008

	GMO Alternative Asset Opportunity Fund	GMO Alternative Asset SPC Ltd.	Eliminations	Consolidated Totals
Assets:
Investments in unaffiliated issuers, at value (consolidated cost $8,519,206) (Note 2)	$—	$8,528,043	$—	$8,528,043
Investments in affiliated issuers, at value (consolidated cost $24,691,838) (Note 2)	33,959,297	—	(10,272,592)	23,686,705
Cash	104,456	—	—	104,456
Interest receivable	37	98,467	—	98,504
Receivable for open swap contracts (Note 2)	—	1,682,326	—	1,682,326
Receivable for expenses reimbursed by Manager (Note 3)	13,253	17,081	—	30,334
Total assets	34,077,043	10,325,917	(10,272,592)	34,130,368
Liabilities:
Payable for variation margin on open futures contracts (Note 2)	—	12,351	—	12,351
Payable to affiliate for (Note 3):
Management fee	11,577	—	—	11,577
Shareholder service fee	3,859	—	—	3,859
Trustees and Chief Compliance Officer of GMO Trust fees	29	—	—	29
Accrued expenses	89,588	40,974	—	130,562
Total liabilities	105,053	53,325	—	158,378
Net assets	$33,971,990	$10,272,592	$(10,272,592)	$33,971,990
Shareholders' capital	$33,971,990			$33,971,990
Shares outstanding	1,026,006			1,026,006
Net asset value per share	$33.11			$33.11

See accompanying notes to the financial statements.

5

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidating Statement of Operations — For the Year Ended Ended February 29, 2008

	GMO Alternative Asset Opportunity Fund	GMO Alternative Asset SPC Ltd.	Eliminations	Consolidated Totals
Investment Income:
Dividend from affiliated issuers (Note 8)	$5,256,485	$—	$(3,700,000)	$1,556,485
Interest	3,590	1,422,086	—	1,425,676
Dividends	—	15,709	—	15,709
Total income	5,260,075	1,437,795	(3,700,000)	2,997,870
Expenses:
Management fee (Note 3)	447,286	—	—	447,286
Shareholder service fee (Note 3)	149,096	—	—	149,096
Custodian and transfer agent fees	12,858	72,086	—	84,944
Audit and tax fees	74,508	11,362	—	85,870
Legal fees	10,480	2,760	—	13,240
Trustees fees and related expenses (Note 3)	1,122	12,382	—	13,504
Miscellaneous	1,420	9,281	—	10,701
Total expenses	696,770	107,871	—	804,641
Fees and expenses reimbursed by Manager (Note 3)	(98,962)	(107,871)	—	(206,833)
Net expenses	597,808	—	—	597,808
Net investment income	4,662,267	1,437,795	(3,700,000)	2,400,062
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	3,890	—	3,890
Investments in affiliated issuers	(2,615,869)	—	3,638,626	1,022,757
Closed futures contracts	—	(1,627,150)	—	(1,627,150)
Closed swap contracts	—	2,808,283	—	2,808,283
Net realized gain (loss)	(2,615,869)	1,185,023	3,638,626	2,207,780
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	—	32,579	—	32,579
Investments in affiliated issuers	(493,081)	—	(804,457)	(1,297,538)
Open futures contracts	—	212,734	—	212,734
Open swap contracts	—	(2,002,300)	—	(2,002,300)
Net unrealized gain (loss)	(493,081)	(1,756,987)	(804,457)	(3,054,525)
Net realized and unrealized gain (loss)	(3,108,950)	(571,964)	2,834,169	(846,745)
Net increase (decrease) in net assets resulting from operations	$1,553,317	$865,831	$(865,831)	$1,553,317

See accompanying notes to the financial statements.

6

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,400,062	$8,673,307
Net realized gain (loss)	2,207,780	64,042
Change in net unrealized appreciation (depreciation)	(3,054,525)	3,787,171
Net increase (decrease) in net assets from operations	1,553,317	12,524,520
Fund share transactions: (Note 7)
Proceeds from sale of shares	3,431,990	4,000,000
Cost of shares repurchased	(145,526,957)	(23,957,500)
Net increase (decrease) in Fund share transactions	(142,094,967)	(19,957,500)
Total increase (decrease) in net assets	(140,541,650)	(7,432,980)
Net assets:
Beginning of period	174,513,640	181,946,620
End of period	$33,971,990	$174,513,640

See accompanying notes to the financial statements.

7

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2008	2007	2006(a)
Net asset value, beginning of period	$28.54	$26.63	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.69	1.28	0.73
Net realized and unrealized gain (loss)	3.88 (c)	0.63	0.90
Total from investment operations	4.57	1.91	1.63
Net asset value, end of period	$33.11	$28.54	$26.63
Total Return(d)	16.01%	7.17%	6.52	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$33,972	$174,514	$181,947
Net expenses to average daily net assets(e)	0.60%	0.60%	0.61	%*
Net investment income to average daily net assets(b)	2.41%	4.60%	3.12	%*
Portfolio turnover rate	24%	12%	13	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.21%	0.12%	0.15	%*

(a)  Period from April 11, 2005 (commencement of operations) to February 28, 2006.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)  Total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(e)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

8

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements
February 29, 2008

1.  Organization

GMO Alternative Asset Opportunity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark. The Fund's benchmark is a composite of the Dow Jones-AIG Commodity Index (50%) and the JPMorgan 3 Month Cash Index (50%). The Fund seeks indirect exposure to investment returns of commodities and, from time to time, other alternative asset classes. The Fund's investment program has two primary components. One component is intended to gain indirect exposure to the commodity markets through the Fund's investments in a wholly owned subsidiary company, which, in turn, invests in various commodity-related derivatives. The second component of the fund's investment program consists of direct and indirect investments in high quality U.S. and foreign fixed income securities. Normally, the Fund gains exposure to fixed income securities indirectly by investing in GMO Short-Duration Collateral Fund.

Shares of the Fund are not publicly offered and are principally available only to other funds of the Trust and certain accredited investors.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Basis of presentation and principles of consolidation

The accompanying consolidated financial statements include the accounts of the GMO Alternative Asset Opportunity Fund and its wholly owned investment in GMO Alternative Asset SPC Ltd. The consolidated financial statements include 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd. All significant interfund accounts and transactions have been eliminated in consolidation.

9

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 29, 2008

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 22.35% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the securities' market values and changes in interest rates.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures

10

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 29, 2008

contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidating Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Consolidated Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Consolidating Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Consolidating Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements

11

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 29, 2008

involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Consolidating Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Consolidated Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Taxes

The Fund elected to be taxed as a partnership for federal income tax purposes. As a partnership, the Fund will not be subject to federal and state income tax. Instead, each shareholder is responsible for the tax liability or benefit related to his/her allocable share of taxable income or loss. Accordingly, no provision (benefit) for federal and state income taxes is reflected in the accompanying financial statements.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$34,541,784	$—	$(2,327,036)	$(2,327,036)

Distributions

The Fund does not intend to make any distributions to its shareholders but may do so in the sole discretion of the Trustees.

12

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 29, 2008

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Consolidating Statement of Operations.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions. Because of the Fund's indirect exposure to the global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

13

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 29, 2008

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.45% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15%.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.45% of the Fund's average daily net assets.

14

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 29, 2008

The Fund incurs fees and expenses indirectly as a shareholder in the GMO Short-Duration Collateral Fund. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.001%	0.000%	0.000%	0.001%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $846 and $301, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Consolidating Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

The Fund's investments in commodity-related derivatives are generally made through GMO Alternative Asset Opportunity SPC Ltd., a wholly owned subsidiary organized as a Bermuda limited liability company, which GMO serves as investment manager but does not receive any additional management or other fees for such services.

4.  Purchases and sales of securities

For the year ended February 29, 2008, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$5,003,906	$15,000,000
Investments (non-U.S. Government securities)	12,156,485	112,800,000

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

15

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 29, 2008

6.  Principal shareholders and related parties

As of February 29, 2008, 83.43% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, there were no shares held by related parties, and all of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
	Shares	Amount	Shares	Amount
Shares sold	117,663	$3,431,990	142,196	$4,000,000
Shares repurchased	(5,206,092)	(145,526,957)	(860,208)	(23,957,500)
Net increase (decrease)	(5,088,429)	$(142,094,967)	(718,012)	$(19,957,500)

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of the affiliated issuer during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$124,605,003	$12,156,485	$112,800,000	$1,556,485	$—	$23,686,705
Totals	$124,605,003	$12,156,485	$112,800,000	$1,556,485	$—	$23,686,705

16

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Alternative Asset Opportunity Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alternative Asset Opportunity Fund (the "Fund") and subsidiary at February 29, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

17

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	0.60%	$1,000.00	$1,181.20	$3.25
2) Hypothetical	0.60%	$1,000.00	$1,021.88	$3.02

*  Expenses are calculated using the Fund's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

18

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

19

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

20

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

Principal Officers: — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Core Plus Bond Fund returned -2.6% for the fiscal year ended February 29, 2008, compared with the +7.3% return for the Lehman Brothers U.S. Aggregate Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund underperformed the benchmark during the fiscal year by 9.9%. Cash management was the primary contributor to negative performance for the fiscal year, followed by interest-rate strategy, currency selection, and emerging debt exposure losses.

More than 60% of the fiscal year's underperformance was due to mark-to-market losses in the cash collateral pools of two funds in which the Fund invests a substantial portion of its total assets: the GMO Short Duration Collateral Fund (SDCF) and the GMO World Opportunity Overlay Fund (WOOF). SDCF and WOOF primarily invest cash in high quality U.S. and foreign floating-rate fixed income securities, mainly asset-backed securities, seeking to earn a LIBOR-type return. The cash positions in SDCF and WOOF collateralize derivatives positions that seek to deliver the return of the benchmark as well as create active exposures in global interest-rate and currency markets.

With the extreme price volatility of AAA-credit quality asset-backed securities during the year, the cash pools in SDCF and WOOF underperformed LIBOR by nearly 700 basis points, directly contributing to the Core Plus Bond Fund's underperformance given the Fund's 89% exposure to these two funds.

Further Fund underperformance was attributable to interest-rate and currency strategies. For much of the fiscal year, the Fund was overweight Australian, Euro-area, Swedish, Swiss, and Canadian interest-rate markets relative to Japanese, U.K., and U.S. markets. However, the U.S., U.K., and Japanese markets were among the top performers, detracting from performance. Further, the slope and volatility strategies also underperformed, leaving only the U.S. Eurodollar directional strategy and opportunistic trading with positive contributions for the year.

In currencies, the largest negative contributors were underweight positions in euros, yen, and Canadian dollars, as well as an overweight position in Australian dollars. Partially offsetting losses were gains from overweight positions in the Swiss franc, Norwegian krone, and sterling. A major risk aversion episode during the fiscal year, prompted by the turmoil in structured credit markets, persisted for much of the third and fourth quarters. Our choice of a defensive currency during this episode, the Swiss franc, was incorrect, as risk aversion manifested itself in a swift rise in the yen, in which the Fund remained underweight. In addition, a drastic change in the relative volatilities of the currencies in August resulted in a shifting of risk positions into less advantageous, and ultimately unprofitable, intra-European trades.

A relatively minor contribution to negative performance came from the small exposure to emerging debt, where spread widening on the asset class contributed negatively, as did negative contributions from country selection.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class IV will vary due to different fees.

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	92.0%
Short-Term Investments	8.3
Options Purchased	0.3
Forward Currency Contracts	0.3
Loan Participations	0.2
Preferred Stocks	0.1
Loan Assignments	0.1
Rights and Warrants	0.0
Promissory Notes	0.0
Futures	0.0
Written Options	(0.1)
Reverse Repurchase Agreements	(0.7)
Swaps	(1.2)
Other	0.7
100.0%
Country / Region Summary**	% of Investments
United States	82.2%
Japan	7.2
Australia	5.7
Canada	3.5
Euro Region***	2.9
Emerging	2.8
Switzerland	2.6
United Kingdom	(6.9)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Par Value / Shares		Description	Value ($)
		DEBT OBLIGATIONS — 7.5%
		Albania — 0.6%
		Foreign Government Obligations
USD	15,681,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a) (b)	6,414,881
		Canada — 0.3%
		Foreign Government Obligations
CAD	4,000,000	Government of Canada (Cayman), 7.25%, due 06/01/08	4,098,511
		United States — 6.6%
		Corporate Debt — 2.3%
USD	5,000,000	Eastman Chemical Co., 7.25%, due 01/15/24	5,307,000
USD	10,000,000	General Electric Capital Corp. MTN, 5.88%, due 02/15/12	10,586,900
USD	5,000,000	Target Corp, 4.00%, due 06/15/13	4,891,000
USD	5,000,000	Verizon Global Funding Corp, 4.38%, due 06/01/13	5,012,700
			25,797,600
		U.S. Government — 4.3%
USD	10,000,000	U.S. Treasury Note, 3.25%, due 08/15/08 (c)	10,062,500
USD	12,000,000	U.S. Treasury Note, 3.13%, due 10/15/08 (c)	12,101,250
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/10 (b)	9,659,007
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/12 (b)	8,968,102
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12 (b)	8,797,380
			49,588,239
		Total United States	75,385,839
		TOTAL DEBT OBLIGATIONS (COST $79,591,731)	85,899,231
		PREFERRED STOCKS — 0.1%
		United States — 0.1%
	10,000	Home Ownership Funding 2 Preferred 144A, 13.34%	1,544,497
		TOTAL PREFERRED STOCKS (COST $2,138,851)	1,544,497

See accompanying notes to the financial statements.

2

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 91.9%
	United States — 91.9%
	Affiliated Issuers
3,732,555	GMO Emerging Country Debt Fund, Class IV	37,549,507
32,466,982	GMO Short-Duration Collateral Fund	780,181,577
93,858	GMO Special Purpose Holding Fund (b) (d)	118,261
9,059,836	GMO World Opportunity Overlay Fund	232,656,595
	Total United States	1,050,505,940
	TOTAL MUTUAL FUNDS (COST $1,109,974,134)	1,050,505,940
	SHORT-TERM INVESTMENTS — 0.9%
3,500,000	U.S. Treasury Bill, 1.78%, due 05/01/08 (c) (e)	3,489,504
4,500,000	U.S. Treasury Bill, 1.78%, due 06/19/08 (c) (e)	4,475,898
	Money Market Funds — 0.2%
1,713,958	State Street Institutional Liquid Reserves Fund-Institutional Class	1,713,958
	TOTAL SHORT-TERM INVESTMENTS (COST $9,652,102)	9,679,360
	TOTAL INVESTMENTS — 100.4% (Cost $1,201,356,818)	1,147,629,028
	Other Assets and Liabilities (net) — (0.4%)	(4,330,847)
	TOTAL NET ASSETS — 100.0%	$1,143,298,181

See accompanying notes to the financial statements.

3

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
3/04/08	AUD	24,500,000	$22,822,975	$1,159,094
3/04/08	AUD	14,200,000	13,228,010	58,149
5/06/08	AUD	15,300,000	14,138,098	(243,902)
5/06/08	AUD	14,800,000	13,676,068	(66,028)
3/11/08	CAD	16,400,000	16,660,031	536,073
4/01/08	CHF	97,600,000	93,730,832	3,906,895
4/15/08	EUR	46,500,000	70,501,453	3,308,953
3/03/08	GBP	4,800,000	9,537,840	9,360
3/25/08	GBP	7,700,000	15,279,264	344,645
3/25/08	GBP	9,800,000	19,446,336	18,816
3/25/08	GBP	7,500,000	14,882,400	2,700
4/22/08	JPY	120,000,000	1,158,464	40,792
4/08/08	NZD	10,100,000	8,032,563	179,813
4/08/08	NZD	13,800,000	10,975,185	(158,103)
4/08/08	NZD	16,200,000	12,883,913	(228,043)
				$8,869,214
Sales
3/04/08	AUD	23,400,000	$21,798,270	$(1,382,238)
3/04/08	AUD	15,300,000	14,252,715	246,177
3/11/08	CAD	40,100,000	40,735,808	(75,806)
4/01/08	CHF	77,500,000	74,427,659	(2,409,893)
4/15/08	EUR	15,700,000	23,803,716	(259,720)
3/25/08	GBP	21,800,000	43,258,176	(403,736)
4/22/08	JPY	1,460,000,000	14,094,649	(523,353)
4/08/08	NZD	7,300,000	5,805,714	(78,937)
				$(4,887,506)

See accompanying notes to the financial statements.

4

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
3/18/08	EUR	34,100,000	SEK	320,527,290	$205,177
3/18/08	SEK	200,745,390	EUR	21,300,000	(214,605)
4/29/08	EUR	34,300,000	NOK	270,524,100	(314,812)
4/29/08	NOK	92,307,150	EUR	11,700,000	101,799
					$(222,441)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
139	Australian Government Bond 10 Yr.	March 2008	$12,719,919	$10,872
529	Australian Government Bond 3 Yr.	March 2008	48,446,800	98,786
450	Canadian Government Bond 10 Yr.	June 2008	53,903,987	1,086,445
104	Euro BOBL	March 2008	17,579,995	107,309
236	Euro Bund	March 2008	41,940,655	233,270
76	Japanese Government Bond 10 Yr. (TSE)	March 2008	101,296,756	967,196
142	U.S. Long Bond (CBT)	June 2008	16,844,750	381,302
67	U.S. Treasury Note 5 Yr. (CBT)	June 2008	7,654,750	102,966
			$300,387,612	$2,988,146
Sales
20	Euro BOBL	March 2008	$380,768	$(15,517)
60	Euro Bund	March 2008	41,940,655	(90,274)
32	U.S. Treasury Note 10 Yr.	June 2008	3,753,000	(1,572)
324	U.S. Treasury Note 2 Yr. (CBT)	June 2008	69,634,688	(330,676)
618	UK Gilt Long Bond	June 2008	135,460,338	(2,315,604)
			$251,169,449	$(2,753,643)

See accompanying notes to the financial statements.

5

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
10,000,000	USD	12/20/2008	Lehman Brothers	Receive	0.27%	Federal Home Loan
						Bank System	$(10,538)
350,000,000	USD	12/20/2008	JP Morgan Chase Bank	(Pay)	0.15%	Reference security within CDX Index	4,339,649
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.25%	AT&T Wireless Services, Inc.	266
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.30%	Boeing Capital Corp.	662
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.66%	Daimler AG	5,304
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.39%	SBC Communications, Inc.	(4,692)
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.35%	The Kroger Co.	(13,451)
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.38%	Weyerhaeuser Co.	(99,329)
5,000,000	USD	6/20/2010	Barclays Bank PLC	Receive	0.29%	Merrill Lynch & Co., Inc.	(196,195)
5,000,000	USD	6/20/2010	Lehman Brothers	Receive	0.40%	PSEG Power LLC	(60,559)
5,000,000	USD	6/20/2010	Lehman Brothers	Receive	0.20%	Royal Bank of Scotland PLC	(80,253)
5,000,000	USD	6/20/2010	UBS AG	Receive	0.52%	TXU Electric Delivery Co.	21,301
5,000,000	USD	6/20/2010	Barclays Bank PLC	Receive	0.17%	Wachovia Corp.	(141,374)
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.20%	Bank of America Corp.	(104,570)
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.19%	Citigroup, Inc.	(177,023)
5,000,000	USD	12/20/2010	Deutsche Bank AG	Receive	0.75%	Enterprise Products Partners LP	(8,466)
5,000,000	USD	12/20/2010	Citigroup	Receive	0.39%	Exelon Generation Co. LLC	(96,783)
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.45%	First Energy Corp.	(48,795)
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.28%	JP Morgan Chase Bank	(104,703)
5,000,000	USD	12/20/2010	UBS AG	Receive	0.47%	Progress Energy, Inc.	7,807
5,000,000	USD	3/20/2011	Barclays Bank PLC	Receive	0.25%	Bell South	(17,484)
2,000,000	USD	6/20/2011	UBS AG	Receive	0.32%	Boston Properties Limited Partnership	(81,994)
3,000,000	USD	6/20/2011	Bank of America, N.A.	Receive	0.14%	Credit Suisse First Boston (USA), Inc.	(56,112)
5,000,000	USD	6/20/2011	Citigroup	Receive	0.37%	Deutsche Telekom International Finance B.V.	(94,089)

See accompanying notes to the financial statements.

6

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
2,000,000	USD	6/20/2011	UBS AG	Receive	0.26%	ERP Operating LP	$(141,900)
4,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.20%	Morgan Stanley	(215,608)
2,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.30%	Prologis	(153,357)
5,000,000	USD	6/20/2011	Citigroup	Receive	0.49%	Telecom Italia SpA	(133,756)
3,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.08%	US Bancorp	(51,142)
2,000,000	USD	12/20/2011	Barclays Bank PLC	Receive	0.04%	UBS	(85,295)
2,000,000	USD	12/20/2011	Barclays Bank PLC	Receive	0.11%	Wachovia	(102,012)
5,000,000	USD	3/20/2013	Barclays Bank PLC	Receive	0.25%	Goldman Sachs Group, Inc.	(260,505)
2,000,000	USD	12/20/2013	UBS AG	Receive	0.34%	CIT	(418,765)
3,000,000	USD	12/20/2013	Lehman Brothers	Receive	0.25%	Mid America Energy	(68,616)
2,000,000	USD	12/20/2013	Barclays Bank PLC	Receive	0.25%	SLM Corp.	(384,174)
9,920,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	0.70%	Reference security within CDX Index	61,897
25,000,000	USD	6/20/2015	JP Morgan Chase Bank	Receive	0.65%	Reference security within CDX Index	(1,695,365)
5,000,000	USD	6/20/2015	Lehman Brothers	Receive	0.65%	Reference security within CDX Index	(339,073)
1,000,000	USD	12/20/2016	UBS AG	Receive	0.15%	Bank of America Corp.	(53,596)
1,000,000	USD	12/20/2016	UBS AG	Receive	0.12%	Citigroup Inc.	(90,650)
1,000,000	USD	12/20/2016	Bank of America, N.A.	Receive	0.17%	General Electric Capital Corp.	(73,779)
1,000,000	USD	12/20/2016	Bank of America, N.A.	Receive	0.22%	JP Morgan Chase Bank	(50,008)
1,000,000	USD	12/20/2016	Barclays Bank PLC	Receive	0.33%	Pacific Gas	(47,521)
73,000,000	USD	12/20/2016	JP Morgan Chase Bank	Receive	0.65%	Reference security within CDX Index	(5,051,016)
2,000,000	USD	12/20/2016	JP Morgan Chase Bank	Receive	0.65%	Reference security within CDX Index	(138,384)
10,000,000	USD	12/20/2016	Lehman Brothers	Receive	0.65%	Reference security within CDX Index	(691,920)
1,000,000	USD	12/20/2016	Bank of America, N.A.	Receive	0.33%	Well Point	(75,369)
5,000,000	USD	1/20/2024	Goldman Sachs	(Pay)	1.11%	Eastman Chemical Co.	1,604
					Premiums to (Pay) Receive	$—	$(7,279,731)

See accompanying notes to the financial statements.

7

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
10,100,000	USD	2/15/2010	JP Morgan
			Chase Bank	(Pay)	0.00%	3 month LIBOR	$(2,123,399)
10,100,000	USD	2/15/2012	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(2,200,564)
10,100,000	USD	8/15/2012	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(2,197,531)
46,700,000	CHF	3/19/2013	JP Morgan Chase Bank	Receive	3.00%	6 month CHF LIBOR	307,654
24,300,000	AUD	3/19/2018	JP Morgan Chase Bank	Receive	7.07%	6 month AUD BBSW	(307,162)
15,680,000	USD	8/31/2025	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(2,015,196)
					Premiums to (Pay) Receive (f)	$7,027,963	$(8,536,198)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
103,000,000	USD	4/30/2008	JP Morgan	1 month	Lehman Aggregate
			Chase Bank	LIBOR - 0.01%	Total Return Index	$(94,106)
85,000,000	USD	4/30/2008	JP Morgan Chase Bank	1 month LIBOR - 0.10%	Lehman Mortgage Total Return Index	(213,742)
55,000,000	USD	5/30/2008	JPMorgan Chase Bank	1 month LIBOR - 0.01%	Lehman Aggregate Total Return Index	—
100,000,000	USD	5/30/2008	UBS AG	1 month LIBOR - 0.09%	Lehman Mortgage Total Return Index	(285,970)
245,000,000	USD	6/30/2008	UBS AG	1 month LIBOR - 0.09%	Lehman Mortgage Total Return Index	(700,627)
225,000,000	USD	7/31/2008	Lehman Brothers	1 month LIBOR - 0.05%	Lehman Brothers U.S. Government Index	1,630,090
250,000,000	USD	8/19/2011	Morgan Stanley	3 month LIBOR - 0.01%	Lehman Aggregate Total Return Index	3,842,461
				Premiums to (Pay) Receive	$—	$4,178,106

See accompanying notes to the financial statements.

8

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

As of February 29, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

BBSW - Bank Bill Swap Reference Rate

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

(a)  Security is backed by the U.S. Government.

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

(d)  Underlying investment represents interests in defaulted securities.

(e)  Rate shown represents yield-to-maturity.

(f)  Includes accretion since inception for zero coupon interest rate swaps.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.

9

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $91,382,684) (Note 2)	$97,123,088
Investments in affiliated issuers, at value (cost $1,109,974,134) (Notes 2 and 8)	1,050,505,940
Interest receivable	551,942
Unrealized appreciation on open forward currency contracts (Note 2)	10,118,443
Receivable for variation margin on open futures contracts (Note 2)	773,193
Interest receivable for open swap contracts	4,259,412
Receivable for open swap contracts (Note 2)	10,218,695
Receivable for expenses reimbursed by Manager (Note 3)	54,214
Total assets	1,173,604,927
Liabilities:
Payable for investments purchased	1,400,000
Payable to broker for closed futures contracts	105,452
Payable to affiliate for (Note 3):
Management fee	227,954
Shareholder service fee	96,189
Trustees and Chief Compliance Officer of GMO Trust fees	1,296
Unrealized depreciation on open forward currency contracts (Note 2)	6,359,176
Payable for open swap contracts (Note 2)	21,856,518
Payable for closed swap contracts (Note 2)	24,662
Accrued expenses	235,499
Total liabilities	30,306,746
Net assets	$1,143,298,181

See accompanying notes to the financial statements.

10

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008 — (Continued)

Net assets consist of:
Paid-in capital	$1,292,610,818
Distributions in excess of net investment income	(42,886,045)
Accumulated net realized loss	(52,008,951)
Net unrealized depreciation	(54,417,641)
$1,143,298,181
Net assets attributable to:
Class III shares	$125,505,802
Class IV shares	$1,017,792,379
Shares outstanding:
Class III	13,317,527
Class IV	107,863,196
Net asset value per share:
Class III	$9.42
Class IV	$9.44

See accompanying notes to the financial statements.

11

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$48,204,847
Interest	6,983,074
Dividends	199,023
Total investment income	55,386,944
Expenses:
Management fee (Note 3)	3,505,853
Shareholder service fee – Class III (Note 3)	219,151
Shareholder service fee – Class IV (Note 3)	1,256,241
Custodian, fund accounting agent and transfer agent fees	519,492
Audit and tax fees	80,239
Legal fees	46,277
Trustees fees and related expenses (Note 3)	14,246
Registration fees	2,760
Miscellaneous	9,941
Total expenses	5,654,200
Fees and expenses reimbursed by Manager (Note 3)	(644,186)
Expense reductions (Note 2)	(50,284)
Indirectly incurred fees waived or borne by Manager (Note 3)	(187,143)
Shareholder service fee waived (Note 3)	(44,451)
Net expenses	4,728,136
Net investment income (loss)	50,658,808
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(6,200,099)
Investments in affiliated issuers	1,233,890
Realized gains distributions from affiliated issuers (Note 8)	2,411,835
Closed futures contracts	(49,427,272)
Closed swap contracts	58,100,691
Foreign currency, forward contracts and foreign currency related transactions	(13,785,155)
Net realized gain (loss)	(7,666,110)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,887,420
Investments in affiliated issuers	(54,389,587)
Open futures contracts	3,163,853
Open swap contracts	(24,657,328)
Foreign currency, forward contracts and foreign currency related transactions	(6,745,543)
Net unrealized gain (loss)	(78,741,185)
Net realized and unrealized gain (loss)	(86,407,295)
Net increase (decrease) in net assets resulting from operations	$(35,748,487)

See accompanying notes to the financial statements.

12

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$50,658,808	$119,373,878
Net realized gain (loss)	(7,666,110)	64,383,082
Change in net unrealized appreciation (depreciation)	(78,741,185)	(4,611,340)
Net increase (decrease) in net assets from operations	(35,748,487)	179,145,620
Distributions to shareholders from:
Net investment income
Class III	(12,275,863)	(9,204,300)
Class IV	(99,097,283)	(140,512,830)
Total distributions from net investment income	(111,373,146)	(149,717,130)
Net share transactions (Note 7):
Class III	(45,249,825)	35,129,910
Class IV	(1,033,993,070)	(461,382,628)
Increase (decrease) in net assets resulting from net share transactions	(1,079,242,895)	(426,252,718)
Total increase (decrease) in net assets	(1,226,364,528)	(396,824,228)
Net assets:
Beginning of period	2,369,662,709	2,766,486,937
End of period (including distributions in excess of net investment income of $42,886,045 and $2,248,853, respectively)	$1,143,298,181	$2,369,662,709

See accompanying notes to the financial statements.

13

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$10.49		$10.32	$10.35	$10.40	$9.95
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.37		0.43	0.15	0.18	0.25
Net realized and unrealized gain (loss)	(0.63)		0.27	0.17	0.24	0.91
Total from investment operations	(0.26)		0.70	0.32	0.42	1.16
Less distributions to shareholders:
From net investment income	(0.81)		(0.53)	(0.35)	(0.25)	(0.28)
From net realized gains	—		—	—	(0.22)	(0.43)
Total distributions	(0.81)		(0.53)	(0.35)	(0.47)	(0.71)
Net asset value, end of period	$9.42		$10.49	$10.32	$10.35	$10.40
Total Return(b)	(2.56)%		6.85%	3.10%	4.01%	11.99%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$125,506		$187,045	$148,476	$1,216,251	$602,824
Net expenses to average daily net assets(c)	0.39	%(d)	0.39%	0.39%	0.39%	0.39%
Net investment income to average daily net assets(a)	3.70%		4.11%	1.40%	1.77%	2.43%
Portfolio turnover rate	44%		72%	62%	108%	114%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.06%		0.06%	0.06%	0.07%	0.09%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

14

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006(a)
Net asset value, beginning of period	$10.50		$10.33	$10.46
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.36		0.45	0.23
Net realized and unrealized gain (loss)	(0.61)		0.26	(0.01	)(c)
Total from investment operations	(0.25)		0.71	0.22
Less distributions to shareholders:
From net investment income	(0.81)		(0.54)	(0.35)
Total distributions	(0.81)		(0.54)	(0.35)
Net asset value, end of period	$9.44		$10.50	$10.33
Total Return(d)	(2.42)%		6.90%	2.06	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,017,792		$2,182,618	$2,618,011
Net expenses to average daily net assets(e)	0.34	%(f)	0.34%	0.34	%*
Net investment income to average daily net assets(b)	3.60%		4.33%	2.16	%(g)
Portfolio turnover rate	44%		72%	62	%‡
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.06%		0.06%	0.07	%*

(a)  Period from July 26, 2005 (commencement of operations) through February 28, 2006.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(d)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during periods shown and assumes the effect of reinvested distributions.

(e)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(f)  The net expense ratio does not include the effect of expense reductions.

(g)  The ratio for the period ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's net income is not earned ratably throughout the fiscal year.

†  Calculated using average shares outstanding throughout the period.

‡  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2006.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

15

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Core Plus Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of the Lehman Brothers U.S. Aggregate Index. The Fund typically invests in bonds included in the Lehman Brothers U.S. Aggregate Index and in securities and instruments with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. The Fund may invest a substantial portion of its total assets in shares of GMO Short-Duration Collateral Fund; in futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives; in U.S. and foreign investment-grade bonds, including U.S. and foreign government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government) and foreign governments, corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; to a significant extent in credit default swaps; in shares of GMO World Opportunity Overlay Fund; and up to 5% of the Fund's total assets in sovereign debt of emerging countries (including below investment grade securities), primarily through investment in shares of GMO Emerging Country Debt Fund ("ECDF").

As of February 29, 2008, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). Shares of GMO Short-Duration Collateral Fund, GMO World Opportunity Overlay Fund and GMO Special Purpose Holding Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the

16

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 30.14% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the securities' market values and changes in interest rates.

GMO Special Purpose Holding Fund ("SPHF"), is an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 29, 2008, the Fund received $608,760 through SPHF in conjunction with settlement agreements related to the default of those securities.

17

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the

18

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

19

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the

20

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments. There were no delayed delivery commitments outstanding at the end of the period.

21

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, partnership interest tax allocations, post-October capital losses and differing treatment of accretion and amortization.

22

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$20,077,146	$(20,236,622)	$159,476

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$111,373,146	$149,717,130
Total distributions	$111,373,146	$149,717,130

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$33,474,329

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October capital losses of $26,648,463.

As of February 29, 2008, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2014	$(34,693,380)
2/28/2015	(2,795,728)
2/29/2016	(33,008,915)
Total	$(70,498,023)

23

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,228,297,977	$6,561,625	$(87,230,574)	$(80,668,949)

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments

24

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.10% for Class IV shares; provided, however, that the amount of this waiver will not exceed the respective Class's shareholder service fee.

25

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 20, 2008 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's CCO (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.015%	0.003%	0.038%	0.056%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $11,763 and $2,596, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

26

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

4.  Purchases and sales of securities

For the year ended February 29, 2008, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$99,432,500	$146,672,302
Investments (non-U.S. Government securities)	532,149,430	1,641,643,902

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 41.59% of the outstanding shares of the Fund were held by one shareholder. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of this shareholder may have a material effect on the Fund.

As of February 29, 2008, 0.01% of the Fund's shares were held by six related parties comprised of certain GMO employee accounts, and 82.40% of the Fund's shares were held by accounts for which the Manager has investment discretion.

27

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	7,093,489	$73,135,418	10,466,484	$108,425,382
Shares issued to shareholders in reinvestment of distributions	1,115,417	10,882,545	574,344	5,967,454
Shares repurchased	(12,715,568)	(129,267,788)	(7,600,338)	(79,262,926)
Net increase (decrease)	(4,506,662)	$(45,249,825)	3,440,490	$35,129,910
	Year Ended February 29, 2008		Year Ended February 28, 2007
Class IV:	Shares	Amount	Shares	Amount
Shares sold	12,016,620	$125,053,877	90,465,074	$952,490,812
Shares issued to shareholders in reinvestment of distributions	10,145,742	99,097,283	13,509,020	140,512,830
Shares repurchased	(122,110,610)	(1,258,144,230)	(149,605,257)	(1,554,386,270)
Net increase (decrease)	(99,948,248)	$(1,033,993,070)	(45,631,163)	$(461,382,628)

28

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the securities of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$73,734,690	$6,068,200	$40,200,000	$2,765,124	$1,803,075	$37,549,507
GMO Short- Duration Collateral Fund	1,648,269,872	483,339,722	1,302,350,000	45,439,723	—	780,181,577
GMO Special Purpose Holding Fund	132,340	—	—	—	608,760	118,261
GMO World Opportunity Overlay Fund	475,441,813	42,100,000	282,875,000	—	—	232,656,595
Totals	$2,197,578,715	$531,507,922	$1,625,425,000	$48,204,847	$2,411,835	$1,050,505,940

29

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Core Plus Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Core Plus Bond Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

30

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$988.20	$2.13
2) Hypothetical	0.43%	$1,000.00	$1,022.73	$2.16
Class IV
1) Actual	0.38%	$1,000.00	$988.70	$1.88
2) Hypothetical	0.38%	$1,000.00	$1,022.97	$1.91

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

31

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 29, 2008, $36,269,952 or if determined to be different, the qualified interest income of such year.

32

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 –March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

33

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

34

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002-2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

35

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

36

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO U.S. Small/Mid Cap Value Fund returned -18.7% for the fiscal year ended February 29, 2008, as compared to -15.5% for the Russell 2500 Value Index. The Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection added to returns relative to the Russell 2500 Value Index. Selections in Consumer Discretionary, Information Technology, and Telecommunication Services added to relative returns while selections in Industrials, Consumer Staples, and Health Care detracted. In terms of individual names, overweight positions in Commerce Group, CDW Corp, and Annaly Capital Management added to relative returns. Overweight positions in Liz Claiborne, PMI Group, and First Horizon National Group detracted.

Sector selection detracted from returns relative to the Russell 2500 Value Index. Sector weightings positively impacting relative performance included overweight positions in Consumer Staples and Health Care and an underweight in Financials. Sector weightings negatively impacting relative performance included an overweight in Consumer Discretionary and underweight positions in Energy and Utilities.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Small/Mid Cap Value Fund Class III Shares and the Russell 2500 Value Index As of February 29, 2008

$30,000,000
$28,000,000
$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
2/28/98
$9,950,000
$22,400,360
$22,393,200
$19,268,760
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
GMO U.S. Small/Mid Cap Value Fund
Russell 2500 Value Index
Russell 2500 Value Index+*

	Average Annual Total Returns†		
	1 Year	5 Year	10 Year
Class III	-19.54%	12.59%	6.78%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*   The Russell 2500 Value + Index represents the Russell 2500 Index prior to 12/31/96 and the Russell 2500 Value Index thereafter.

†   The Fund is the successor to the GMO Small/Mid Cap Value Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Small/Mid Cap Value Fund.

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	99.0%
Short-Term Investments	3.3
Other	(2.3)
100.0%
Industry Sector Summary	% of Equity Investments
Financials	27.7%
Consumer Discretionary	22.2
Information Technology	9.6
Industrials	9.5
Consumer Staples	8.9
Health Care	8.4
Materials	6.8
Energy	4.8
Telecommunication Services	1.1
Utilities	1.0
100.0%

1

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 99.0%
	Consumer Discretionary — 22.0%
5,600	Advance Auto Parts, Inc.	187,824
1,800	Aeropostale, Inc. *	48,348
960	AH Belo Corp.-Class A *	11,683
3,200	American Axle & Manufacturing Holdings, Inc.	62,976
5,700	American Eagle Outfitters, Inc.	121,809
7,950	ArvinMeritor, Inc.	89,755
6,000	Asbury Automotive Group, Inc.	84,120
4,000	Autoliv, Inc.	199,600
28,100	AutoNation, Inc. *	409,417
4,800	Belo Corp.	56,496
1,800	Big Lots, Inc. *	30,330
7,200	Blyth, Inc.	142,776
100	Bob Evans Farms, Inc.	2,895
1,200	Borders Group, Inc.	11,112
8,200	BorgWarner, Inc.	353,502
4,900	Brinker International, Inc.	90,356
9,100	Brunswick Corp.	148,239
1,700	Callaway Golf Co.	25,908
7,000	Career Education Corp. *	103,950
2,600	CBRL Group, Inc.	94,692
3,150	CEC Entertainment, Inc. *	84,514
6,600	Chico's FAS, Inc. *	61,446
2,500	Columbia Sportswear Co.	103,325
4,100	Cooper Tire & Rubber Co.	74,087
500	Core-Mark Holding Co., Inc. *	13,285
3,800	Corinthian Colleges, Inc. *	30,210
3,500	CSK Auto Corp. *	31,745
5,100	Discovery Holding Co.-Class A *	115,107
10,600	Dollar Tree Stores, Inc. *	284,398
3,300	Ethan Allen Interiors, Inc.	89,892
8,600	Family Dollar Stores, Inc.	164,690
5,800	Foot Locker, Inc.	71,340

See accompanying notes to the financial statements.

2

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Consumer Discretionary — continued
2,000	Fossil, Inc. *	64,360
5,390	Furniture Brands International, Inc.	70,070
3,800	Group 1 Automotive, Inc.	93,100
2,800	Hasbro, Inc.	72,156
1,800	Hooker Furniture Corp.	36,882
2,900	Interactive Data Corp.	84,854
2,000	ITT Educational Services, Inc. *	110,440
1,940	Jack in the Box, Inc. *	50,964
900	Jakks Pacific, Inc. *	25,155
100	Jarden Corp. *	2,409
8,100	Jones Apparel Group, Inc.	114,291
3,000	K-Swiss, Inc.-Class A	43,530
4,300	Lear Corp. *	118,594
5,100	Lee Enterprises, Inc.	52,581
7,400	Leggett & Platt, Inc.	123,580
1,900	Lithia Motors, Inc.-Class A	19,532
13,300	Liz Claiborne, Inc.	236,474
1,300	Matthews International Corp.-Class A	58,318
5,124	MDC Holdings, Inc.	214,593
2,600	Men's Wearhouse, Inc.	59,904
200	National Presto Industries, Inc.	10,480
8,100	New York Times Co.-Class A	150,903
100	NVR, Inc. *	54,068
5,600	Office Depot, Inc. *	63,672
4,500	O'Reilly Automotive, Inc. *	121,320
500	Oxford Industries, Inc.	10,570
10,700	Penske Auto Group, Inc.	193,028
2,000	Polaris Industries, Inc.	76,360
3,100	Pomeroy IT Solutions, Inc. *	20,367
800	Pre-Paid Legal Services, Inc. *	38,120
1,100	R.H. Donnelley Corp. *	7,799
7,700	RadioShack Corp.	134,365
4,800	Regis Corp.	120,240
7,200	Rent-A-Center, Inc. *	123,480

See accompanying notes to the financial statements.

3

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Consumer Discretionary — continued
4,200	Ross Stores, Inc.	116,970
5,300	Ruby Tuesday, Inc.	37,683
3,700	Service Corporation International	39,960
1,100	Snap-On, Inc.	54,912
5,000	Sonic Automotive, Inc.	88,900
800	Standard Motor Products, Inc.	5,928
1,500	Stanley Works (The)	72,810
300	Stewart Enterprises, Inc.-Class A	1,791
200	Strayer Education, Inc.	31,140
2,000	Tenneco, Inc. *	50,500
3,100	The Pep Boys - Manny, Moe & Jack	35,464
3,700	Thor Industries, Inc.	112,776
800	Tiffany & Co.	30,112
4,000	Timberland Co.-Class A *	60,080
10,100	Toll Brothers, Inc. *	214,221
7,100	TRW Automotive Holdings Corp. *	156,768
4,800	Tuesday Morning Corp.	25,872
5,600	Tupperware Corp.	204,288
1,300	Tween Brands, Inc. *	38,480
3,900	Valassis Communications, Inc. *	43,758
1,700	Westwood One, Inc.	3,009
2,700	Williams-Sonoma, Inc.	63,072
1,100	Wolverine World Wide, Inc.	29,150
2,800	Zale Corp. *	54,096
	Total Consumer Discretionary	7,748,126
	Consumer Staples — 8.7%
4,800	Alberto-Culver Co.	128,640
8,800	BJ's Wholesale Club, Inc. *	277,728
600	Chattem, Inc. *	46,740
2,900	Chiquita Brands International, Inc. *	59,363
800	Church & Dwight Co., Inc.	42,768
2,500	Constellation Brands, Inc.-Class A *	48,025
500	Corn Products International, Inc.	18,355

See accompanying notes to the financial statements.

4

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Consumer Staples — continued
7,400	Dean Foods Co.	159,248
2,000	Del Monte Foods Co.	17,960
1,000	Elizabeth Arden, Inc. *	18,220
3,500	Energizer Holdings, Inc. *	324,905
1,900	Estee Lauder Cos. (The), Inc.-Class A	80,902
3,000	Flowers Foods, Inc.	67,980
3,800	Fresh Del Monte Produce, Inc. *	126,198
1,300	Hormel Foods Corp.	53,118
3,600	Ingles Markets, Inc.-Class A	86,436
2,400	JM Smucker Co. (The)	122,856
1,900	Longs Drug Stores Corp.	91,257
100	McCormick & Co., Inc. (Non Voting)	3,445
1,900	Molson Coors Brewing Co.-Class B	102,524
3,800	Nash Finch Co.	133,266
3,000	NBTY, Inc. *	85,680
400	Pantry (The), Inc. *	9,624
5,200	PepsiAmericas, Inc.	131,560
6,200	Performance Food Group Co. *	201,500
2,700	Pilgrim's Pride Corp.	63,342
200	Ralcorp Holdings, Inc. *	11,090
2,550	Sanderson Farms, Inc.	88,893
38	Seaboard Corp.	60,420
700	Smithfield Foods, Inc. *	19,285
2,900	Supervalu, Inc.	76,125
15,700	Tyson Foods, Inc.-Class A	226,237
1,500	Universal Corp.	85,365
600	Weis Markets, Inc.	19,446
	Total Consumer Staples	3,088,501
	Energy — 4.8%
1,200	Berry Petroleum Co.	49,332
600	Bristow Group, Inc. *	31,656
3,400	Cimarex Energy Co.	179,180
1,000	Encore Acquisition Co. *	36,800

See accompanying notes to the financial statements.

5

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Energy — continued
1,000	Forest Oil Corp. *	49,330
1,700	Golar LNG Ltd.	32,453
700	Helix Energy Solutions Group, Inc. *	24,654
3,600	Helmerich & Payne, Inc.	161,388
1,500	Holly Corp.	80,085
3,600	Oil States International, Inc. *	151,776
2,200	Overseas Shipholding Group, Inc.	137,984
8,900	Patterson-UTI Energy, Inc.	211,197
800	Rowan Cos., Inc.	32,248
600	Stone Energy Corp. *	30,456
900	Teekay Corp.	38,682
2,700	Tidewater, Inc.	151,605
4,100	Unit Corp. *	226,115
300	Whiting Petroleum Corp. *	18,366
1,400	World Fuel Services Corp.	43,792
	Total Energy	1,687,099
	Financials — 27.6%
300	Alleghany Corp. *	108,300
1,700	Amcore Financial, Inc.	33,014
6,950	American Financial Group, Inc.	179,797
700	American National Insurance Co.	79,415
3,800	Anchor Bancorp Wisconsin, Inc.	71,934
21,100	Annaly Capital Management, Inc.	436,559
4,800	Anthracite Capital, Inc. REIT	30,672
3,300	Anworth Mortgage Asset Corp. REIT	31,317
2,400	Arch Capital Group Ltd. *	164,352
500	Aspen Insurance Holdings Ltd.	14,470
9,300	Associated Banc Corp.	231,756
3,050	Astoria Financial Corp.	79,819
4,300	Axis Capital Holdings Ltd.	158,541
4,000	Bancorpsouth, Inc.	89,920
1,900	Bank of Hawaii Corp.	91,238
3,700	Brown & Brown, Inc.	65,971

See accompanying notes to the financial statements.

6

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Financials — continued
700	CapitalSource, Inc.	11,088
2,400	Cathay General Bancorp	52,608
1,300	Central Pacific Financial Corp.	24,037
3,300	Chemical Financial Corp.	73,326
600	Citizens Republic Bancorp, Inc.	6,678
1,000	City Holding Co.	37,240
4,600	City National Corp.	235,750
1,300	CNA Surety Corp. *	18,343
2,300	Colonial BancGroup (The), Inc.	27,784
3,196	Commerce Bancshares, Inc.	133,113
11,200	Commerce Group, Inc.	405,888
3,100	Community Bank System, Inc.	68,510
2,900	Conseco, Inc. *	34,017
4,900	Dime Community Bancshares	74,578
3,300	Downey Financial Corp.	86,427
1,800	Endurance Specialty Holdings Ltd.	70,740
2,400	Erie Indemnity Co.-Class A	118,440
900	F.N.B. Corp.	12,339
1,900	FBL Financial Group, Inc.-Class A	55,879
2,400	Federal Agricultural Mortgage Corp.-Class C	57,696
9,316	First American Corp.	324,476
6,300	First Bancorp Puerto Rico	56,952
6,700	First Horizon National Corp.	108,808
6,600	FirstMerit Corp.	123,882
4,400	Flagstar Bancorp, Inc.	31,504
800	Flushing Financial Corp.	13,040
7,100	Fulton Financial Corp.	82,573
1,300	Hanmi Financial Corp.	9,919
300	Hanover Insurance Group (The), Inc.	13,107
1,200	Harleysville Group, Inc.	40,296
8,500	HCC Insurance Holdings, Inc.	204,510
6,200	Horace Mann Educators Corp.	107,756
700	Imperial Capital Bancorp, Inc.	15,652
3,600	Independent Bank Corp., MI	35,136

See accompanying notes to the financial statements.

7

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Financials — continued
6,420	International Bancshares Corp.	139,186
3,273	Kansas City Life Insurance Co.	135,273
400	Markel Corp. *	185,900
1,200	Max Capital Group Ltd.	33,288
4,400	Mercury General Corp.	200,640
2,566	MFA Mortgage Investments, Inc. REIT	24,531
4,900	Nationwide Financial Services, Inc.-Class A	202,125
200	Navigators Group, Inc. *	10,946
2,500	Nelnet, Inc.-Class A	27,250
100	New York Community Bancorp, Inc.	1,633
400	Northwest Bancorp, Inc.	10,564
1,900	Odyssey Re Holdings Corp.	68,742
3,400	Old National Bancorp	52,768
16,375	Old Republic International Corp.	224,665
2,400	Oriental Financial Group, Inc.	49,968
3,700	Pacific Capital Bancorp	77,515
1,100	Park District National Corp.	66,550
1,500	PartnerRe Ltd.	115,335
8,500	Philadelphia Consolidated Holding Corp. *	288,320
1,000	Platinum Underwriters Holdings Ltd.	34,500
20,500	Popular, Inc.	226,320
1,500	Presidential Life Corp.	25,140
3,900	Protective Life Corp.	150,501
600	Provident Bankshares Corp.	7,638
6,800	Reinsurance Group of America, Inc.	372,028
1,200	RenaissanceRe Holdings Ltd.	65,880
2,500	RLI Corp.	130,575
2,100	S&T Bancorp	59,535
2,000	Safety Insurance Group, Inc.	74,180
5,300	SEI Investment Co.	132,553
3,700	Selective Insurance Group, Inc.	87,912
800	South Financial Group (The), Inc.	11,544
3,600	StanCorp Financial Group, Inc.	176,724
2,200	State Auto Financial Corp.	59,708

See accompanying notes to the financial statements.

8

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Financials — continued
3,800	Stewart Information Services Corp.	113,126
600	Student Loan Corp.	66,300
1,300	SVB Financial Group *	58,890
13,600	TCF Financial Corp.	253,096
4,900	Transatlantic Holdings, Inc.	330,260
3,100	Trustco Bank Corp., NY	26,815
4,400	Trustmark Corp.	86,944
2,000	United Bankshares, Inc.	52,540
1,200	United Fire & Casualty Co.	41,220
2,000	Unitrin, Inc.	71,200
3,827	Washington Federal, Inc.	86,873
1,800	Webster Financial Corp.	50,346
2,100	Westamerica Bancorporation	99,393
900	Whitney Holding Corp.	21,609
2,900	Wilmington Trust Corp.	89,320
3,000	Zenith National Insurance Corp.	102,240
	Total Financials	9,719,276
	Health Care — 8.3%
1,200	AMERIGROUP Corp. *	43,200
7,200	Apria Healthcare Group *	156,312
400	Bio-Rad Laboratories, Inc. *	37,776
1,000	Centene Corp. *	17,920
1,600	Charles River Laboratories International, Inc. *	93,728
2,400	Conmed Corp. *	64,704
1,000	Covance, Inc. *	84,410
3,000	Endo Pharmaceuticals Holdings, Inc. *	78,780
11,200	Health Management Associates, Inc.-Class A	59,920
1,800	Idexx Laboratories, Inc. *	99,846
1,200	Immucor, Inc. *	35,760
2,500	Invacare Corp.	62,400
2,900	Invitrogen Corp. *	245,021
800	Kinetic Concepts, Inc. *	41,112
27,900	King Pharmaceuticals, Inc. *	295,740

See accompanying notes to the financial statements.

9

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Health Care — continued
2,700	LifePoint Hospitals, Inc. *	67,662
3,200	Lincare Holdings, Inc. *	104,000
1,400	Molina Healthcare, Inc. *	44,310
2,600	Omnicare, Inc.	54,548
4,400	Owens & Minor, Inc.	189,068
1,100	Par Pharmaceutical Cos., Inc. *	19,459
4,100	Patterson Cos., Inc. *	144,320
2,500	Pediatrix Medical Group, Inc. *	165,025
4,100	PerkinElmer, Inc.	101,762
1,600	Perrigo Co.	53,472
1,400	Pharmaceutical Product Development, Inc.	63,098
1,000	PharmaNet Development Group, Inc. *	28,830
1,800	Respironics, Inc. *	118,224
1,000	Techne Corp. *	68,390
1,500	Universal American Corp. *	25,770
500	Varian, Inc. *	27,075
900	VCA Antech, Inc. *	28,899
1,900	Waters Corp. *	113,259
3,600	Watson Pharmaceuticals, Inc. *	100,116
	Total Health Care	2,933,916
	Industrials — 9.4%
400	A.O. Smith Corp.	14,572
3,800	ABM Industries, Inc.	75,468
1,300	AGCO Corp. *	84,318
900	Albany International Corp.	30,897
2,000	Alliant Techsystems, Inc. *	209,880
190	American Woodmark Corp.	3,606
100	Applied Industrial Technologies, Inc.	2,764
2,900	Arkansas Best Corp.	77,459
8,500	Avis Budget Group, Inc. *	97,155
2,300	Blount International, Inc. *	27,439
1,100	CDI Corp.	25,025
2,300	Ceradyne, Inc. *	71,553

See accompanying notes to the financial statements.

10

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Industrials — continued
3,200	Copart, Inc. *	133,312
2,700	Crane Co.	111,321
1,100	Curtiss-Wright Corp.	46,266
10,400	Deluxe Corp.	216,632
900	Ducommun, Inc. *	24,957
700	Ennis, Inc.	11,172
1,000	EnPro Industries, Inc. *	29,530
200	Esterline Technologies Corp. *	10,480
400	FTI Consulting, Inc. *	25,400
400	Gardner Denver, Inc. *	14,764
1,700	Hubbell, Inc.-Class B	77,129
800	Kaman Corp.-Class A	19,200
4,700	Kelly Services, Inc.-Class A	90,287
2,900	Kennametal, Inc.	88,073
2,200	Lennox International, Inc.	82,808
1,300	Manpower, Inc.	73,710
400	Middleby Corp. *	27,200
1,200	Mine Safety Appliances Co.	48,132
2,300	Mueller Industries, Inc.	66,079
1,200	Pall Corp.	47,244
3,700	Pentair, Inc.	120,694
2,100	Resources Connection, Inc.	33,810
1,800	Rush Enterprises, Inc.-Class A *	26,676
3,700	Simpson Manufacturing Co., Inc.	88,652
2,300	Skywest, Inc.	50,876
3,100	SPX Corp.	317,130
2,900	Teleflex, Inc.	163,995
300	Tennant Co.	10,824
2,700	Timken Co. (The)	81,351
1,500	United Rentals, Inc. *	30,150
2,900	United Stationers, Inc. *	143,144
700	Universal Forest Products, Inc.	19,446
2,300	URS Corp. *	92,644
500	Watson Wyatt Worldwide, Inc.	26,525

See accompanying notes to the financial statements.

11

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Industrials — continued
2,400	Werner Enterprises, Inc.	42,696
400	Woodward Governor Co.	11,428
6,000	YRC Worldwide, Inc. *	82,560
	Total Industrials	3,306,433
	Information Technology — 9.5%
5,800	ADC Telecommunications, Inc. *	79,286
2,300	ADTRAN, Inc.	42,366
2,200	Affiliated Computer Services, Inc.-Class A *	111,650
800	Anixter International, Inc. *	52,312
5,100	Arrow Electronics, Inc. *	166,311
5,400	Avnet, Inc. *	182,034
900	Brightpoint, Inc. *	9,306
1,200	Cabot Microelectronics Corp. *	40,188
1,100	CACI International, Inc.-Class A *	48,026
1,700	Checkpoint Systems, Inc. *	41,140
9,500	Compuware Corp. *	75,620
3,100	Convergys Corp. *	44,764
300	Diebold, Inc.	7,236
2,400	Dycom Industries, Inc. *	27,456
6,700	Earthlink, Inc. *	48,441
1,850	Factset Research Systems, Inc.	97,384
1,500	Foundry Networks, Inc. *	17,805
1,400	Global Payments, Inc.	55,538
1,200	Infospace, Inc.	12,228
20,050	Ingram Micro, Inc.-Class A *	306,164
4,800	Insight Enterprises, Inc. *	84,144
5,800	Intersil Corp.-Class A	134,966
1,800	j2 Global Communications, Inc. *	38,736
4,500	Lexmark International, Inc. *	148,635
1,900	Maximus, Inc.	69,008
6,300	Novell, Inc. *	46,935
100	Novellus System, Inc. *	2,208
6,200	Plantronics, Inc.	116,932

See accompanying notes to the financial statements.

12

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Information Technology — continued
500	Plexus Corp. *	12,385
900	ScanSource, Inc. *	30,573
6,400	Semtech Corp. *	81,536
3,000	Sybase, Inc. *	79,860
3,200	SYNNEX Corp. *	66,592
200	Synopsys, Inc. *	4,642
9,497	Tech Data Corp. *	316,725
6,100	Total System Services, Inc.	135,603
15,800	Western Digital Corp. *	487,746
2,100	Zoran Corp. *	28,833
	Total Information Technology	3,351,314
	Materials — 6.8%
3,300	AptarGroup, Inc.	123,684
1,000	Bemis Co., Inc.	24,820
1,300	Cabot Corp.	35,620
400	Carpenter Technology Corp.	25,132
2,900	Celanese Corp.-Class A	112,810
2,500	Commercial Metals Co.	76,150
1,100	Cytec Industries, Inc.	63,008
1,000	Eastman Chemical Co.	65,810
3,600	FMC Corp.	203,796
2,700	Headwaters, Inc. *	33,102
5,200	Lubrizol Corp.	303,160
3,800	Olin Corp	73,036
1,200	Owens-IIlinois, Inc. *	67,740
600	PolyOne Corp. *	3,900
4,500	Quanex Corp.	231,525
4,700	Reliance Steel & Aluminum Co.	260,897
200	Rock-Tenn Co.-Class A	5,366
1,200	Rockwood Holdings, Inc. *	36,828
1,100	Schnitzer Steel Industries, Inc.-Class A	72,017
300	Sealed Air Corp.	7,263
3,500	Sensient Technologies Corp.	94,290

See accompanying notes to the financial statements.

13

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Materials — continued
4,000	Sigma Aldrich Corp.	220,080
300	Silgan Holdings, Inc.	14,022
3,100	Smurfit-Stone Container Corp. *	24,645
900	Sonoco Products Co.	25,353
958	Stepan Co.	32,668
4,100	Temple-Inland, Inc.	56,293
5,500	Worthington Industries, Inc.	96,745
	Total Materials	2,389,760
	Telecommunication Services — 1.1%
5,600	CenturyTel, Inc.	202,664
5,100	Premiere Global Services, Inc. *	72,063
2,200	Telephone & Data Systems, Inc.	103,180
	Total Telecommunication Services	377,907
	Utilities — 0.8%
1,100	Central Vermont Public Service	26,345
2,200	Energen Corp.	132,000
2,000	Energy East Corp.	53,300
300	Equitable Resources, Inc.	18,486
700	ONEOK, Inc.	32,599
700	TECO Energy, Inc.	10,486
	Total Utilities	273,216
	TOTAL COMMON STOCKS (COST $39,830,880)	34,875,548

See accompanying notes to the financial statements.

14

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.3%
1,174,915	Citigroup Global Markets Repurchase Agreement, dated 02/29/08, due 03/03/08, with a maturity value of $1,174,989 and an effective yield of 0.75%, collateralized by a U.S. Treasury Bond with a rate of 8.13%, maturity date of 08/15/19 and a market value, including accrued interest, of $1,187,212.	1,174,915
	TOTAL SHORT-TERM INVESTMENTS (COST $1,174,915)	1,174,915
	TOTAL INVESTMENTS — 102.3% (Cost $41,005,795)	36,050,463
	Other Assets and Liabilities (net) — (2.3%)	(820,442)
	TOTAL NET ASSETS — 100.0%	$35,230,021

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

See accompanying notes to the financial statements.

15

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value (cost $41,005,795) (Note 2)	$36,050,463
Receivable for investments sold	3,241,235
Dividends and interest receivable	45,262
Receivable for expenses reimbursed by Manager (Note 3)	6,293
Total assets	39,343,253
Liabilities:
Payable for Fund shares repurchased	4,011,296
Payable to affiliate for (Note 3):
Management fee	9,923
Shareholder service fee	4,802
Trustees and Chief Compliance Officer of GMO Trust fees	54
Accrued expenses	87,157
Total liabilities	4,113,232
Net assets	$35,230,021
Net assets consist of:
Paid-in capital	$43,303,625
Accumulated undistributed net investment income	31,207
Distributions in excess of net realized gain	(3,149,479)
Net unrealized depreciation	(4,955,332)
$35,230,021
Net assets attributable to:
Class III shares	$35,230,021
Shares outstanding:
Class III	4,789,671
Net asset value per share:
Class III	$7.36

See accompanying notes to the financial statements.

16

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends	$877,942
Interest	66,984
Securities lending income	28,722
Total investment income	973,648
Expenses:
Management fee (Note 3)	158,341
Shareholder service fee – Class III (Note 3)	76,617
Custodian, fund accounting agent and transfer agent fees	46,710
Audit and tax fees	47,906
Legal fees	737
Trustees fees and related expenses (Note 3)	528
Miscellaneous	474
Total expenses	331,313
Fees and expenses reimbursed by Manager (Note 3)	(95,627)
Net expenses	235,686
Net investment income (loss)	737,962
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(920,742)
Closed futures contracts	(102,693)
Net realized gain (loss)	(1,023,435)
Change in net unrealized appreciation (depreciation) on:
Investments	(9,359,464)
Open futures contracts	(2,261)
Net unrealized gain (loss)	(9,361,725)
Net realized and unrealized gain (loss)	(10,385,160)
Net increase (decrease) in net assets resulting from operations	$(9,647,198)

See accompanying notes to the financial statements.

17

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$737,962	$881,835
Net realized gain (loss)	(1,023,435)	5,343,873
Change in net unrealized appreciation (depreciation)	(9,361,725)	(1,717,958)
Net increase (decrease) in net assets from operations	(9,647,198)	4,507,750
Distributions to shareholders from:
Net investment income
Class III	(739,082)	(1,160,532)
Net realized gains
Class III	(4,151,014)	(6,589,407)
	(4,890,096)	(7,749,939)
Net share transactions (Note 7):
Class III	(8,753,035)	8,181,959
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	68,226	123,054
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(8,684,809)	8,305,013
Total increase (decrease) in net assets	(23,222,103)	5,062,824
Net assets:
Beginning of period	58,452,124	53,389,300
End of period (including accumulated undistributed net investment income of $31,207 and $38,039, respectively)	$35,230,021	$58,452,124

See accompanying notes to the financial statements.

18

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.01	$10.52	$12.38	$15.51	$9.81
Income (loss) from investment operations:
Net investment income (loss)	0.13 †	0.15 †	0.20 †	0.19 †	0.17
Net realized and unrealized gain (loss)	(1.87)	0.68	1.11	1.32	5.78
Total from investment operations	(1.74)	0.83	1.31	1.51	5.95
Less distributions to shareholders:
From net investment income	(0.13)	(0.20)	(0.21)	(0.16)	(0.15)
From net realized gains	(0.78)	(1.14)	(2.96)	(4.48)	(0.10)
Total distributions	(0.91)	(1.34)	(3.17)	(4.64)	(0.25)
Net asset value, end of period	$7.36	$10.01	$10.52	$12.38	$15.51
Total Return(a)	(18.73)%	8.71%	11.67%	14.98%	61.14%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$35,230	$58,452	$53,389	$80,084	$179,268
Net expenses to average daily net assets	0.46%	0.46%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.44%	1.46%	1.71%	1.48%	1.21%
Portfolio turnover rate	63%	79%	48%	66%	86%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.19%	0.22%	0.19%	0.12%	0.08%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.02	$0.04	$0.09	$0.04

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods. shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

19

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO U.S. Small/Mid Cap Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming the Russell 2500 Value Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, and companies with similar market capitalizations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or

20

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ

21

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

22

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Distributions In Excess Of Net Realized Gain	Paid-in Capital
$(5,712)	$5,712	$—

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$1,572,310	$2,676,756
Long-term capital gains	3,317,786	5,073,183
Total distributions	$4,890,096	$7,749,939

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$31,207

23

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October capital losses of $2,991,843.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$41,163,431	$1,991,527	$(7,104,495)	$(5,112,968)

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase

24

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the

25

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) exceed 0.31% of the Fund's average daily net assets.

The Fund's portion of the fee paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $436 and $199, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $30,911,328 and $42,286,364, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 61.48% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 0.14% of the Fund's shares were held by five related parties comprised of certain GMO employee accounts, and 61.14% of the Fund's shares were held by accounts for which the Manager has investment discretion.

26

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	3,584	$31,432	1,190,034	$12,827,643
Shares issued to shareholders in reinvestment of distributions	541,777	4,846,264	788,738	7,656,823
Shares repurchased	(1,595,273)	(13,630,731)	(1,212,411)	(12,302,507)
Purchase premiums	—	114	—	63,264
Redemption fees	—	68,112	—	59,790
Net increase (decrease)	(1,049,912)	$(8,684,809)	766,361	$8,305,013

27

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Small/Mid Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Small/Mid Cap Value Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

28

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$859.20	$2.13
2) Hypothetical	0.46%	$1,000.00	$1,022.58	$2.31

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

29

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $3,317,786 from long-term capital gains.

For taxable, non-corporate shareholders, 49.65% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 49.89% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $26,374 and $840,947, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

30

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 0.37% of distributions to shareholders declared from net realized gains during the Fund's fiscal year were reclassified to distributions from net investment income and are reflected as such in the Statement of Changes in Net Assets.

31

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

32

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

33

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

34

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

35

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Shares of the GMO Short-Duration Collateral Fund returned -1.1% for the fiscal year ended February 29, 2008, compared with the +5.8% for the JPMorgan U.S. 3 Month Cash Index.

The Fund underperformed the benchmark during the fiscal year by 6.9%, with negative performance mostly attributable to mark-to-market valuation in subprime and other asset-backed security holdings. The Short-Duration Collateral Fund primarily invests in high quality U.S. and foreign floating-rate fixed income securities, mainly asset-backed securities, in order to earn a LIBOR-type return.

With the extreme price volatility of AAA-credit quality asset-backed securities during the year, the Fund underperformed LIBOR by nearly 700 basis points.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Short-Duration Collateral Fund and the JPMorgan U.S. 3 Month Cash Index As of February 29, 2008

$12,000,000
$11,800,000
$11,600,000
$11,400,000
$11,200,000
$11,000,000
$10,800,000
$10,600,000
$10,400,000
$10,200,000
$10,000,000
$9,800,000
2002
2003
2004
2005
2006
2007
2008
Average Annual Total Returns
1 Year
5 Year
Since Inception
11/26/02
-1.14%
2.56%
2.48%
$11,958,390
$11,375,240
11/26/02
$10,000,000
GMO Short-Duration Collateral Fund
JPMorgan U.S. 3 Month Cash Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	91.0%
Short-Term Investments	9.0
Futures	(0.0)
Forward Currency Contracts	(0.0)
Swaps	(0.2)
Other	0.2
100.0%
Industry Sector Summary	% of Debt Obligations
Credit Cards	19.8%
Residential Asset-Backed Securities (United States)	19.5
Auto Financing	9.3
Business Loans	6.7
Insured Auto Financing	6.5
Residential Mortgage-Backed Securities (European)	5.9
Student Loans	5.3
CMBS	5.2
Residential Mortgage-Backed Securities (Australian)	3.9
Investment Grade Corporate Collateralized Debt Obligations	3.3
Insured Other	2.0
CMBS Collateralized Debt Obligations	1.4
Equipment Leases	1.3
Bank Loan Collateralized Debt Obligations	1.2
Rate Reduction Bonds	1.2
Trade Receivables	1.0
U.S. Government Agency	1.0
Insurance Premiums	0.8
Insured Residential Mortgage-Backed Securities (United States)	0.8
Corporate Debt	0.7
Insured Time Share	0.7
Insured High Yield Collateralized Debt Obligations	0.6
Insured Credit Cards	0.5
Airlines	0.4
U.S. Government	0.2
Emerging Markets Collateralized Debt Obligations	0.2
Insured Residential Asset-Backed Securities (United States)	0.2
ABS Collateralized Debt Obligations	0.1
Insured Transportation	0.1
Residential Mortgage-Backed Securities (United States)	0.1
Insured Business Loans	0.1
Collateralized Loan Obligations	0.0
High Yield Collateralized Debt Obligations	0.0
Insured Residential Asset-Backed Securities (European)	0.0
100.0%

1

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 91.0%
	Asset-Backed Securities — 89.2%
	ABS Collateralized Debt Obligations — 0.1%
15,000,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .65%, 4.54%, due 10/20/44	9,750,000
	Airlines — 0.3%
23,000,000	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 3.60%, due 05/15/24	14,950,000
11,240,415	Continental Airlines Inc., Series 991A, 6.55%, due 02/02/19	10,987,506
	Total Airlines	25,937,506
	Auto Financing — 8.5%
49,000,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR + .24%, 3.36%, due 08/15/13	48,112,120
32,000,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, Variable Rate, 1 mo. LIBOR + .40%, 3.52%, due 02/18/14	31,017,600
15,000,000	Capital Auto Receivables Asset Trust, Series 07-SN1, Class A4, Variable Rate, 1 mo. LIBOR + .10%, , 3.22%, due 02/15/11	14,583,000
32,000,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 3.15%, due 11/15/11	31,431,360
31,500,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, Variable Rate, 1 mo. LIBOR + .04%, 3.16%, due 02/15/12	30,650,130
17,000,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, Variable Rate, 1 mo. LIBOR + .38%, 3.50%, due 07/15/12	16,565,730
40,000,000	Ford Credit Floorplan Master Owner Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 05/15/10	39,816,000
58,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-3, Class A, Variable Rate, 1 mo. LIBOR + .18%, 3.30%, due 06/15/11	55,956,628
14,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 06/15/13	12,944,932
5,589,935	Nissan Auto Receivables Owner Trust, Series 04-C, Class A4, Variable Rate, 1 mo. LIBOR + .04%, 3.16%, due 03/15/10	5,554,998
40,000,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 3.12%, due 06/17/13	38,673,600

See accompanying notes to the financial statements.

2

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Auto Financing — continued
12,000,000	Nissan Master Owner Trust Receivables, Series 05-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 3.15%, due 07/15/10	11,898,720
37,000,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, Variable Rate, 1 mo. LIBOR, 3.12%, due 05/15/12	35,843,750
69,250,000	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 3.17%, due 08/15/11	67,338,700
38,000,000	Superior Wholesale Inventory Financing Trust, Series 05-A12, Class A, Variable Rate, 1 mo. LIBOR + .18%, 3.30%, due 06/15/10	37,696,646
20,000,000	Swift Master Auto Receivables Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .65%, 3.77%, due 10/15/12	19,456,000
42,000,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .10%, 3.22%, due 06/15/12	39,758,034
32,000,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .27%, 3.39%, due 12/15/16	30,121,600
60,000,000	Volkswagen Credit Auto Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .02%, 3.13%, due 07/21/10	59,663,400
23,000,000	World Omni Auto Receivables Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 3.12%, due 11/15/12	22,250,453
	Total Auto Financing	649,333,401
	Bank Loan Collateralized Debt Obligations — 1.1%
50,171,402	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, Variable Rate, 3 mo. LIBOR + .17%, 5.10%, due 06/20/25	49,356,116
36,400,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .25%, 4.90%, due 07/05/11	35,278,516
	Total Bank Loan Collateralized Debt Obligations	84,634,632
	Business Loans — 6.1%
30,961,943	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .14%, 3.21%, due 08/16/19	29,918,526
5,162,224	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .36%, 3.50%, due 04/25/34	4,792,878
4,525,882	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .37%, 3.49%, due 01/25/35	4,382,865
18,308,812	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .39%, 3.51%, due 01/25/36	16,977,762

See accompanying notes to the financial statements.

3

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Business Loans — continued
13,515,851	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .24%, 3.38%, due 07/25/37	11,708,106
40,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 1.30%, 4.42%, due 12/25/37	38,600,000
11,655,715	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 08/22/16	11,426,097
13,947,219	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .13%, 3.24%, due 03/20/17	13,302,858
20,000,000	CNH Wholesale Master Note Trust, Series 06-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .06%, 3.18%, due 07/15/12	19,671,875
6,528,360	GE Business Loan Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .29%, 3.41%, due 05/15/32	6,282,400
8,732,468	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .24%, 3.36%, due 11/15/33	8,207,042
5,012,836	GE Commercial Loan Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .08%, 3.97%, due 04/19/17	4,822,281
9,999,525	GE Commercial Loan Trust, Series 06-2, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .06%, 3.95%, due 04/19/15	9,938,528
35,000,000	GE Dealer Floorplan Master Note Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR + .01%, 3.12%, due 10/20/11	34,170,150
52,000,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .01%, 3.13%, due 07/20/12	50,225,393
12,016,843	Lehman Brothers Small Balance Commercial, Series 05-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 02/25/30	11,003,288
11,452,768	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 09/25/30	10,377,568
17,394,971	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, Variable Rate, 1 mo. LIBOR + .65%, 3.77%, due 10/25/37	17,013,149
34,269,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, Variable Rate, 1 mo. LIBOR + .85%, 3.97%, due 10/25/37	31,735,686
18,000,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 02/25/13	17,431,200
39,000,000	Navistar Financial Dealer Note Master Trust, Series 98-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 07/25/11	38,855,310
53,000,000	Textron Financial Floorplan Master Note, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 05/13/10	52,801,250

See accompanying notes to the financial statements.

4

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Business Loans — continued
25,000,000	Textron Financial Floorplan Master Note, Series 07-AA, Class A, 144A, Variable Rate, 1 mo. LIBOR + .06%, 3.20%, due 03/13/12	24,297,500
1,462,248	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, Variable Rate, 1 mo. LIBOR +.50%, 3.62%, due 09/15/17	1,443,638
	Total Business Loans	469,385,350
	CMBS — 4.8%
14,500,000	Banc of America Commercial Mortgage, Inc., Series 06-3, Class A2, 5.81%, due 07/10/44	14,633,672
10,781,668	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	10,713,097
22,500,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 07/15/44	21,530,250
43,000,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, Variable Rate, 1 mo. LIBOR + .13%, 3.25%, due 12/15/20	42,527,000
32,000,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.30%, due 11/10/45	32,140,000
19,850,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, Variable Rate, 5.34%, due 03/10/44	19,986,469
8,380,931	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 3.31%, due 11/05/21	8,056,170
32,000,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	31,638,750
8,330,127	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 3.17%, due 03/06/20	7,830,319
9,000,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .13%, 3.21%, due 03/06/20	8,280,000
10,181,082	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 02/15/20	9,213,879
57,000,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	56,866,620
6,985,033	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 3.20%, due 09/15/21	6,954,833
33,000,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, Variable Rate, 5.61%, due 05/12/39	32,862,070
12,000,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	11,775,720
13,000,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.74%, due 10/15/42	12,375,220

See accompanying notes to the financial statements.

5

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	CMBS — continued
6,734,934	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	6,549,319
32,935,773	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 3.21%, due 09/15/21	30,465,590
	Total CMBS	364,398,978
	CMBS Collateralized Debt Obligations — 1.3%
9,000,000	American Capital Strategies Ltd Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .80%, 3.89%, due 11/23/52	5,474,516
17,167,710	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .35%, 5.19%, due 06/28/19	15,909,083
20,000,000	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	19,894,000
30,000,000	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .32%, 3.44%, due 08/26/30	27,450,000
35,500,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .33%, 3.45%, due 05/25/46	31,240,000
	Total CMBS Collateralized Debt Obligations	99,967,599
	Collateralized Loan Obligations — 0.0%
2,822,031	Archimedes Funding IV (Cayman) Ltd., Series 4A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 3.57%, due 02/25/13	2,787,064
	Credit Cards — 18.0%
14,300,000	Advanta Business Card Master Trust, Series 05-A1, Class A1, Variable Rate, 1 mo. LIBOR + .07%, 3.19%, due 04/20/11	14,240,655
20,000,000	Advanta Business Card Master Trust, Series 05-A2, Class A2, Variable Rate, 1 mo. LIBOR + .13%, 3.24%, due 05/20/13	19,287,500
7,000,000	Advanta Business Card Master Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR + .06%, 3.18%, due 04/20/12	6,797,350
30,000,000	Advanta Business Card Master Trust, Series 07-A4, Class A4, Variable Rate, 1 mo. LIBOR + .03%, 3.14%, due 04/22/13	29,137,500
17,000,000	American Express Credit Account Master Trust, Series 04-1, Class A, Variable Rate, 1 mo. LIBOR + .08%, 3.20%, due 09/15/11	16,891,710
25,000,000	American Express Credit Account Master Trust, Series 04-4, Class A, Variable Rate, 1 mo. LIBOR + .09%, 3.21%, due 03/15/12	24,693,200

See accompanying notes to the financial statements.

6

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Credit Cards — continued
19,055,000	American Express Credit Account Master Trust, Series 05-3, Class A, Variable Rate, 1 mo. LIBOR, 3.12%, due 01/18/11	19,003,552
64,000,000	American Express Credit Account Master Trust, Series 05-5, Class A, Variable Rate, 1 mo. LIBOR + .04%, 3.16%, due 02/15/13	63,032,960
1,900,000	American Express Credit Account Master Trust, Series 05-6, Class A, Variable Rate, 1 mo. LIBOR, 3.12%, due 03/15/11	1,893,616
25,000,000	American Express Credit Account Master Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .03%, 3.15%, due 12/15/13	24,339,750
12,000,000	American Express Issuance Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .20%, 3.32%, due 09/15/11	11,774,280
25,000,000	Arran, Series 2005-A, Class A, Variable Rate, 1 mo. LIBOR + .02%, 3.14%, due 12/15/10	24,687,500
26,175,000	Bank of America Credit Card Trust, Series 06-A10, Class A10, Variable Rate, 1 mo. LIBOR - .02%, 3.10%, due 02/15/12	25,891,238
14,000,000	Bank of America Credit Card Trust, Series 07-A13, Class A13, Variable Rate, 1 mo. LIBOR + .22%, 3.34%, due 04/16/12	13,877,500
11,670,000	Bank One Issuance Trust, Series 03-A10, Class A10, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 06/15/11	11,612,817
38,635,000	Bank One Issuance Trust, Series 03-A3, Class A3, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 12/15/10	38,611,819
5,710,000	Bank One Issuance Trust, Series 03-A6, Class A6, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 02/15/11	5,701,226
10,000,000	Capital One Master Trust, Series 01-6, Class A, Variable Rate, 1 mo. LIBOR + .19%, 3.31%, due 06/15/11	9,958,700
30,000,000	Capital One Master Trust, Series 02-1A, Class A, Variable Rate, 1 mo. LIBOR + .20%, 3.32%, due 11/15/11	29,858,203
15,000,000	Capital One Multi-Asset Execution Trust, Series 04-A2, Class A2, Variable Rate, 1 mo. LIBOR + .09%, 3.21%, due 01/17/12	14,875,950
15,000,000	Capital One Multi-Asset Execution Trust, Series 04-A3, Class A3, Variable Rate, 1 mo. LIBOR + .10%, 3.22%, due 02/15/12	14,867,863
26,275,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, Variable Rate, 3 mo. LIBOR + .15%, 3.22%, due 06/16/14	25,338,306
30,000,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, Variable Rate, 1 mo. LIBOR + .01%, 3.13%, due 08/15/13	29,106,000
341,000	Capital One Multi-Asset Execution Trust, Series 06-A7, Class A7, Variable Rate, 1 mo. LIBOR + .03%, 3.15%, due 03/17/14	329,962

See accompanying notes to the financial statements.

7

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Credit Cards — continued
9,000,000	Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, Variable Rate, 1 mo. LIBOR + .03%, 3.15%, due 03/16/15	8,577,900
20,000,000	Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, Variable Rate, 1 mo. LIBOR + .07%, 3.19%, due 05/15/13	19,552,000
49,000,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 1.25%, 4.37%, due 09/15/17	46,583,810
14,000,000	Chase Credit Card Master Trust, Series 03-5, Class A, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 01/17/11	13,960,380
30,000,000	Chase Issuance Trust, Series 05-A3, Class A, Variable Rate, 1 mo. LIBOR + .02%, 3.14%, due 10/17/11	29,806,200
14,000,000	Chase Issuance Trust, Series 05-A9, Class A9, Variable Rate, 1 mo. + .02%, 3.14%, due 11/15/11	13,762,000
29,000,000	Chase Issuance Trust, Series 06-A7, Class A, Variable Rate, 1 mo. LIBOR + .01%, 3.13%, due 02/15/13	28,312,990
5,500,000	Chase Issuance Trust, Series 07-A1, Class A1, Variable Rate, 1 mo. LIBOR + .02%, 3.14%, due 03/15/13	5,382,026
17,500,000	Chase Issuance Trust, Series 07-A11, Class A11, Variable Rate, 1 mo. LIBOR, 3.12%, due 07/16/12	17,220,056
16,000,000	Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, Variable Rate, 3 mo. LIBOR + .14%, 3.20%, due 08/15/13	15,620,800
20,000,000	Citibank Credit Card Issuance Trust, Series 04-A3, Class A3, Variable Rate, 3 mo. LIBOR + .07%, 3.79%, due 07/25/11	19,832,400
10,000,000	Citibank Credit Card Issuance Trust, Series 05-A3, Class A3, Variable Rate, 1 mo. LIBOR + .07%, 3.21%, due 04/24/14	9,623,200
27,000,000	Citibank Credit Card Issuance Trust, Series 06-A6, Class A6, Variable Rate, 1 mo. LIBOR + .01%, 3.13%, due 05/24/12	26,546,400
16,000,000	Citibank Credit Card Issuance Trust, Series 07-A1, Class A1, Variable Rate, 3 mo. LIBOR - .01%, 4.87%, due 03/22/12	15,774,400
32,000,000	Citibank Credit Card Issuance Trust, Series 07-A2, Class A2, Variable Rate, 3 mo. LIBOR - .01%, 3.06%, due 05/21/12	31,459,200
12,000,000	Discover Card Master Trust I, Series 03-4, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 05/15/11	11,923,080
6,950,000	Discover Card Master Trust I, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .01%, 3.13%, due 09/16/10	6,945,691
46,700,000	Discover Card Master Trust I, Series 05-3, Class A, Variable Rate, 1 mo. LIBOR + .02%, 3.14%, due 05/15/11	46,378,704

See accompanying notes to the financial statements.

8

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Credit Cards — continued
13,000,000	Discover Card Master Trust I, Series 05-4, Class A1, Variable Rate, 1 mo. LIBOR + .06%, 3.18%, due 06/18/13	12,658,750
4,800,000	Discover Card Master Trust I, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR, 3.13%, due 08/15/12	4,707,024
58,000,000	First National Master Note Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .75%, 3.87%, due 11/15/12	57,492,500
25,000,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .04%, 3.16%, due 03/15/13	24,382,014
45,000,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, Variable Rate, 1 mo. LIBOR + .01%, 3.13%, due 06/15/13	44,156,250
48,000,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .05%, 3.17%, due 04/15/13	46,950,000
24,000,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .55%, 3.67%, due 07/15/13	23,556,563
3,000,000	MBNA Credit Card Master Note Trust Series 01-A5, Class A5, Variable Rate, 1 mo. LIBOR + .21%, 3.33%, due 03/15/11	2,996,460
31,976,000	MBNA Credit Card Master Note Trust, Series 03-A3, Class A3, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 08/16/10	31,968,646
14,000,000	MBNA Credit Card Master Note Trust, Series 04-A7, Class A7, Variable Rate, 1 mo. LIBOR + .10%, 3.22%, due 12/15/11	13,877,500
15,000,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 01/15/14	14,609,700
19,000,000	MBNA Credit Card Master Note Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR, 3.12%, due 12/15/10	18,952,500
75,675,000	MBNA Credit Card Master Note Trust, Series 06-A4, Class A4, Variable Rate, 1 mo. LIBOR - .01%, 3.11%, due 09/15/11	75,060,141
25,000,000	Pillar Funding Plc, Series 04-2, Class A, 144A, Variable Rate, 3 mo. LIBOR + .14%, 5.13%, due 09/15/11	24,143,500
60,500,000	Turquoise Card Backed Securities Plc, Series 06-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .01%, 3.13%, due 05/16/11	59,791,016
17,000,000	World Financial Network Credit Card Master Trust, Series 03-A, Class A2, Variable Rate, 1 mo. LIBOR + .37%, 3.49%, due 05/15/12	16,915,000
54,100,000	World Financial Network Credit Card Master Trust, Series 04-A, Class A, Variable Rate, 1 mo. LIBOR + .18%, 3.30%, due 03/15/13	52,633,349
15,000,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .13%, 3.25%, due 02/15/17	13,403,550
	Total Credit Cards	1,381,324,857

See accompanying notes to the financial statements.

9

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Emerging Markets Collateralized Debt Obligations — 0.2%
16,000,000	Santiago CDO Ltd., Series 05-1A, Class A, 144A, Variable Rate, 6 mo. LIBOR + .40%, 5.53%, due 04/18/17	14,720,000
	Equipment Leases — 1.2%
4,372,043	CNH Equipment Trust, Series 04-A, Class A4A, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 09/15/11	4,354,281
21,325,258	CNH Equipment Trust, Series 05-A, Class A4A, Variable Rate, 1 mo. LIBOR + .04%, 3.16%, due 06/15/12	21,097,504
24,500,000	CNH Equipment Trust, Series 07-B, Class A3B, Variable Rate, 1 mo. LIBOR + .60%, 3.72%, due 10/17/11	24,148,180
45,000,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 06/14/11	43,931,250
	Total Equipment Leases	93,531,215
	High Yield Collateralized Debt Obligations — 0.0%
645,070	SHYPPCO Finance Co., LLC, Series 1I, Class A2B, 6.64%, due 06/15/10	612,817
	Insurance Premiums — 0.7%
16,000,000	AICCO Premium Finance Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .08%, 3.20%, due 04/15/10	15,894,400
40,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 3.17%, due 12/15/11	39,125,000
	Total Insurance Premiums	55,019,400
	Insured Auto Financing — 5.9%
17,500,000	Aesop Funding II LLC, Series 03-5A, Class A2, 144A, XL, Variable Rate, 1 mo. LIBOR +.38%, 3.49%, due 12/20/09	16,967,635
10,000,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 04/20/11	9,121,300
19,550,000	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .08%, 3.27%, due 05/06/12	18,009,888
6,841,252	AmeriCredit Automobile Receivables Trust, Series 06-RM, Class A1, MBIA, 5.37%, due 10/06/09	6,826,986
31,000,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, Variable Rate, 1 mo. LIBOR + .04%, 3.23%, due 10/06/13	27,512,500

See accompanying notes to the financial statements.

10

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Insured Auto Financing — continued
20,000,000	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, Variable Rate, 1 mo. LIBOR + .05%, 3.13%, due 12/06/13	18,800,000
12,000,000	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, Variable Rate, 1 mo. LIBOR + .03%, 3.22%, due 05/07/12	10,947,444
17,000,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, Variable Rate, 1 mo. LIBOR + .80%, 3.99%, due 06/06/14	15,790,728
31,000,000	AmeriCredit Prime Automobile Receivables Trust, Series 07-2M, Class A4B, MBIA, Variable Rate, 1 mo. LIBOR + .50%, 3.69%, due 03/08/16	27,401,830
30,000,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .14%, 3.26%, due 05/20/10	28,006,510
6,500,560	Capital One Auto Finance Trust, Series 04-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .10%, 3.22%, due 03/15/11	6,211,490
5,535,997	Capital One Auto Finance Trust, Series 04-B, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 08/15/11	5,258,817
37,000,000	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .01%, 3.13%, due 12/15/12	34,525,625
29,000,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .02%, 3.14%, due 07/15/13	27,415,730
8,000,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .02%, 3.14%, due 11/15/13	7,108,240
28,000,000	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, Variable Rate, 1 mo. LIBOR + .51%, 3.63%, due 04/16/12	25,753,560
9,000,000	Hertz Vehicle Financing LLC, Series 05-1A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .14%, 3.26%, due 02/25/10	8,549,081
2,000,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A3, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .20%, 3.34%, due 02/25/11	1,808,260
10,000,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 11/25/11	8,477,208
10,000,000	Rental Car Finance Corp., Series 04-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .20%, 3.32%, due 06/25/09	9,894,320
50,000,000	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, Variable Rate, 1 mo. LIBOR + .05%, 3.17%, due 09/15/14	40,322,197
29,500,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, Variable Rate, 1 mo. LIBOR + .65%, 3.77%, due 10/15/14	25,277,960
65,000,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, Variable Rate, 1 mo. LIBOR + 1.20%, 4.33%, due 07/14/14	64,246,000

See accompanying notes to the financial statements.

11

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Insured Auto Financing — continued
8,740,000	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	8,652,600
	Total Insured Auto Financing	452,885,909
	Insured Business Loans — 0.1%
4,526,144	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .44%, 3.58%, due 10/25/30	4,337,139
1,827,743	Golden Securities Corp., Series 03-A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 3.56%, due 12/02/13	1,823,375
	Total Insured Business Loans	6,160,514
	Insured Credit Cards — 0.4%
35,000,000	Cabela's Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 03/15/11	33,966,798
	Insured High Yield Collateralized Debt Obligations — 0.6%
25,576,923	Augusta Funding Ltd., Series 10A, Class F-1, 144A, CapMAC, Variable Rate, 3 mo. LIBOR +.25%, 5.33%, due 06/30/17	25,001,442
1,086,305	Cigna CBO Ltd, Series 96-1, Class A2, 144A, Variable Rate, CapMAC, 6.46%, due 11/15/08	1,086,305
10,000,000	GSC Partners CDO Fund Ltd, Series 03-4A, Class A3, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .46%, 4.39%, due 12/16/15	9,812,000
8,991,902	GSC Partners CDO Fund Ltd, Series 2A, Class A, 144A, FSA, Variable Rate, 6 mo. LIBOR + .52%, 5.37%, due 05/22/13	8,345,190
	Total Insured High Yield Collateralized Debt Obligations	44,244,937
	Insured Other — 1.8%
30,000,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	26,493,406
60,000,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	51,861,048
18,492,878	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 3.32%, due 09/15/41	14,624,353
17,761,817	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 3.32%, due 12/15/41	14,077,305

See accompanying notes to the financial statements.

12

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)		Description	Value ($)
		Insured Other — continued
	26,559,540	TIB Card Receivables Fund, 144A, FGIC, Variable Rate, 3 mo. LIBOR + .25%, 4.90%, due 01/05/14	25,380,296
	3,488,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	735,305
	35,000,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	4,433,100
		Total Insured Other	137,604,813
		Insured Residential Asset-Backed Securities (European) — 0.0%
GBP	337,521	RMAC, Series 03-NS2A, Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .40%, 7.03%, due 09/12/35	670,537
		Insured Residential Asset-Backed Securities (United States) — 0.1%
	4,819,346	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, Variable Rate, 1 mo. LIBOR + .21%, 3.33%, due 07/25/34	4,218,374
	5,450,256	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .38%, 3.52%, due 12/25/33	4,626,177
	338,824	Quest Trust, Series 03-X4A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .43%, 3.57%, due 12/25/33	288,001
	1,418,024	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .33%, 3.47%, due 03/25/34	1,267,288
		Total Insured Residential Asset-Backed Securities (United States)	10,399,840
		Insured Residential Mortgage-Backed Securities (United States) — 0.7%
	931,654	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .34%, 3.48%, due 10/25/34	745,323
	2,152,419	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .33%, 3.47%, due 01/25/35	1,721,935
	31,078,145	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 11/15/32	25,333,770
	10,000,000	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .23%, 3.37%, due 10/25/34	9,792,578
	1,052,848	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .23%, 3.60%, due 07/25/29	879,115
	958,820	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .28%, 3.68%, due 08/15/30	815,642

See accompanying notes to the financial statements.

13

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Insured Residential Mortgage-Backed Securities (United States) — continued
2,203,804	Lehman ABS Corp., Series 04-2, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .22%, 3.58%, due 06/25/34	1,851,195
724,063	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, Variable Rate, 1 mo. LIBOR + .29%, 3.43%, due 12/25/32	624,504
6,681,158	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, Variable Rate, 1 mo. LIBOR + .19%, 3.31%, due 11/25/35	6,013,042
3,912,101	Wachovia Asset Securitization, Inc., Series 02-HE1, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .37%, 3.51%, due 09/27/32	3,531,088
3,767,923	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, Variable Rate, 1 mo. LIBOR + .22%, 3.36%, due 06/25/34	3,403,592
	Total Insured Residential Mortgage-Backed Securities (United States)	54,711,784
	Insured Time Share — 0.7%
2,673,670	Cendant Timeshare Receivables Funding LLC, Series 04-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .18%, 3.29%, due 05/20/16	2,389,803
5,469,361	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .18%, 3.30%, due 05/20/17	5,014,721
9,086,393	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 05/20/18	7,694,994
9,152,906	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .15%, 3.26%, due 03/20/19	8,140,366
32,253,704	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + 1.00%, 4.12%, due 09/20/19	27,797,887
	Total Insured Time Share	51,037,771
	Insured Transportation — 0.1%
9,250,000	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 3.42%, due 04/17/19	8,301,875
	Investment Grade Corporate Collateralized Debt Obligations — 3.0%
20,000,000	Counts Trust, Series 04-2, 144A, Variable Rate, 3 mo. LIBOR + .95%, 5.88%, due 09/20/09	19,601,000
10,000,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, Variable Rate, 3 mo. LIBOR + .60%, 3.70%, due 08/05/09	9,415,000
7,000,000	Morgan Stanley ACES SPC, Series 04-12, Class I, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 3.90%, due 08/05/09	6,405,000

See accompanying notes to the financial statements.

14

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Investment Grade Corporate Collateralized Debt Obligations — continued
6,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, Variable Rate, 3 mo. LIBOR + .45%, 5.38%, due 12/20/09	5,673,000
11,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, Variable Rate, 3 mo. LIBOR + .65%, 5.58%, due 12/20/09	9,933,000
3,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, Variable Rate, 3 mo. LIBOR + .75%, 5.68%, due 12/20/09	2,595,000
16,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .52%, 5.45%, due 03/20/10	14,472,000
30,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, Variable Rate, 3 mo. LIBOR + .40%, 5.33%, due 12/20/10	27,600,000
16,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .45%, 5.38%, due 03/20/10	14,728,000
46,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .29%, 5.22%, due 06/20/13	33,276,400
15,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, Variable Rate, 3 mo. LIBOR + .70%, 5.63%, due 08/01/11	13,902,000
49,000,000	Reve SPC, 144A, Variable Rate, 3 mo. LIBOR + .22%, 5.15%, due 03/20/14	40,425,000
30,000,000	Salisbury International Investments Ltd., Series EMTN, Variable Rate, 3 mo. LIBOR + .42%, 5.35%, due 06/22/10	28,989,000
	Total Investment Grade Corporate Collateralized Debt Obligations	227,014,400
	Rate Reduction Bonds — 1.0%
2,078,523	Connecticut RRB Special Purpose Trust CL&P-1, Series 01-1, Class A4, Variable Rate, 3 mo. LIBOR + .31%, 5.14%, due 12/30/10	2,073,327
23,000,000	Massachusetts RRB Special Purpose Trust, Series 05-1, Class A3, 4.13%, due 09/15/13	23,304,520
30,000,000	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	29,850,000
18,794,586	PG&E Energy Recovery Funding LLC, Series 05-2, Class A1, 4.85%, due 06/25/11	18,953,025
6,318,850	PSE&G Transition Funding LLC, Series 01-1, Class A4, Variable Rate, 3 mo. LIBOR + .30%, 5.29%, due 06/15/11	6,304,443
	Total Rate Reduction Bonds	80,485,315

See accompanying notes to the financial statements.

15

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — 17.7%
5,212,273	Accredited Mortage Loan Trust, Series 07-1, Class A1, Variable Rate, 1 mo. LIBOR + .05%, 3.17%, due 02/25/37	5,016,676
1,119,337	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, Variable Rate, 1 mo. LIBOR + .39%, 3.53%, due 01/25/35	1,018,815
6,419,401	ACE Securities Corp., Series 05-AG1, Class A2B, Variable Rate, 1 mo. LIBOR + .21%, 3.33%, due 08/25/35	6,074,229
7,013,541	ACE Securities Corp., Series 05-ASP1, Class A2B, Variable Rate, 1 mo. LIBOR + .21%, 3.35%, due 09/25/35	6,524,697
7,000,000	ACE Securities Corp., Series 05-ASP1, Class A2C, Variable Rate, 1 mo. LIBOR + .27%, 3.39%, due 09/25/35	5,791,660
5,084,416	ACE Securities Corp., Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .14%, 3.28%, due 02/25/36	3,050,650
36,409,000	ACE Securities Corp., Series 06-ASP1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 3.29%, due 12/25/35	34,115,233
30,000,000	ACE Securities Corp., Series 06-ASP2, Class A2B, Variable Rate, 1 mo. LIBOR + .14%, 3.28%, due 03/25/36	27,849,900
10,000,000	ACE Securities Corp., Series 06-ASP2, Class A2C, Variable Rate, 1 mo. LIBOR + .18%, 3.32%, due 03/25/36	8,531,300
17,000,000	ACE Securities Corp., Series 06-ASP4, Class A2B, Variable Rate, 1 mo. LIBOR + .10%, 3.24%, due 08/25/36	15,148,700
24,000,000	ACE Securities Corp., Series 06-ASP5, Class A2C, Variable Rate, 1 mo. LIBOR + .18%, 3.30%, due 10/25/36	19,562,880
4,145,404	ACE Securities Corp., Series 06-CW1, Class A2A, Variable Rate, 1 mo. LIBOR + .05%, 3.17%, due 07/25/36	4,018,223
22,000,000	ACE Securities Corp., Series 06-CW1, Class A2B, Variable Rate, 1 mo. LIBOR + .10%, 3.22%, due 07/25/36	20,067,520
7,000,000	ACE Securities Corp., Series 06-HE2, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 05/25/36	5,768,350
17,500,000	ACE Securities Corp., Series 06-HE3, Class A2B, Variable Rate, 1 mo. LIBOR + .09%, 3.21%, due 06/25/36	16,047,325
13,000,000	ACE Securities Corp., Series 06-OP1, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 3.29%, due 04/25/36	10,328,500
6,625,191	ACE Securities Corp., Series 06-SL1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 09/25/35	4,306,374
14,097,727	ACE Securities Corp., Series 06-SL3, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 3.22%, due 06/25/36	5,639,091

See accompanying notes to the financial statements.

16

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
14,036,000	ACE Securities Corp., Series 06-SL3, Class A2, Variable Rate, 1 mo. LIBOR + .17%, 3.29%, due 06/25/36	4,210,800
34,668,278	ACE Securities Corp., Series 07-HE1, Class A2A, Variable Rate, 1 mo. LIBOR + .09%, 3.23%, due 01/25/37	30,242,872
16,943,416	ACE Securities Corp., Series 07-WM1, Class A2A, Variable Rate, 1 mo. LIBOR + .07%, 3.19%, due 11/25/36	15,848,702
1,821,915	Aegis Asset Backed Securities Trust, Series 05-5, Class 1A2, Variable Rate, 1 mo. LIBOR + .18%, 3.30%, due 12/25/35	1,816,504
15,785,593	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .20%, 3.34%, due 05/25/37	6,314,237
4,100,651	Argent Securities, Inc., Series 04-W8, Class A5, Variable Rate, 1 mo. LIBOR + .52%, 3.66%, due 05/25/34	3,247,203
75,067,000	Argent Securities, Inc., Series 06-M1, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 07/25/36	55,744,754
18,000,000	Argent Securities, Inc., Series 06-M2, Class A2B, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 09/25/36	16,775,820
30,513,634	Argent Securities, Inc., Series 06-W2, Class A2B, Variable Rate, 1 mo. LIBOR + .19%, 3.31%, due 03/25/36	28,362,423
6,000,000	Argent Securities, Inc., Series 06-W4, Class A2B, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 05/25/36	5,799,660
13,000,000	Argent Securities, Inc., Series 06-W5, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 06/25/36	10,873,281
19,000,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 10/25/36	17,432,500
13,500,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 10/25/36	11,141,719
5,430,975	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, Variable Rate, 1 mo. LIBOR + .06%, 3.18%, due 11/25/36	5,247,679
57,744,841	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .22%, 3.34%, due 05/25/37	53,810,974
10,000,000	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 3.63%, due 05/28/39	9,808,548
10,400,000	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .65%, 3.78%, due 05/28/39	10,275,270
15,000,000	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 3.62%, due 02/28/40	13,875,000

See accompanying notes to the financial statements.

17

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
7,891,358	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 11/25/36	7,549,741
10,000,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, Variable Rate, 1 mo. LIBOR + .20%, 3.32%, due 11/25/36	7,000,000
12,093,974	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 02/25/37	5,079,469
39,000,000	Carrington Mortgage Loan Trust, Series 06-NC1, Class A2, Variable Rate, 1 mo. LIBOR + .16%, 3.30%, due 01/25/36	38,134,200
9,610,865	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 3.26%, due 02/25/37	9,304,518
47,000,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, Variable Rate, 1 mo. LIBOR + .20%, 3.34%, due 02/25/37	41,595,940
2,812,026	Centex Home Equity, Series 05-C, Class AV3, Variable Rate, 1 mo. LIBOR + .23%, 3.35%, due 06/25/35	2,801,481
16,500,000	Centex Home Equity, Series 06-A, Class AV3, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 06/25/36	14,285,700
641,073	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, Variable Rate, 1 mo. LIBOR + .27%, 3.68%, due 04/25/33	592,993
202,624	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, Variable Rate, 1 mo. LIBOR + .41%, 3.55%, due 10/25/34	157,864
14,500,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 12/25/36	10,367,500
5,303,236	Citigroup Mortgage Loan Trust, Inc., Series 06-WMC1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 3.29%, due 12/25/35	5,234,824
46,500,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, Variable Rate, 1 mo. LIBOR + .14%, 3.26%, due 02/25/37	41,490,359
23,199,364	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, Variable Rate, 1 mo. LIBOR + .08%, 3.20%, due 03/25/37	22,383,649
13,287,504	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .11%, 3.23%, due 04/25/36	12,872,270
634,090	Equity One ABS, Inc., Series 04-1, Class AV2, Variable Rate, 1 mo. LIBOR + .30%, 3.44%, due 04/25/34	486,664
18,500,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 3.30%, due 04/25/36	15,730,781
9,219,596	Fremont Home Loan Trust, Series 06-A, Class 1A2, Variable Rate, 1 mo. LIBOR + .19%, 3.33%, due 05/25/36	7,421,775

See accompanying notes to the financial statements.

18

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
10,000,000	Fremont Home Loan Trust, Series 06-B, Class 2A2, Variable Rate, 1 mo. LIBOR + .10%, 3.24%, due 08/25/36	9,600,000
23,625,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 08/25/36	16,419,375
20,497,697	GE-WMC Mortgage Securities, Series 05-2, Class A2B, Variable Rate, 1 mo. LIBOR + .17%, 3.29%, due 12/25/35	20,036,498
19,000,000	GE-WMC Mortgage Securities, Series 06-1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 08/25/36	15,027,100
2,939,771	Home Equity Asset Trust, Series 05-4, Class 2A2, Variable Rate, 1 mo. LIBOR + .23%, 3.37%, due 10/25/35	2,910,374
5,265,336	Household Home Equity Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR + .31%, 3.43%, due 01/20/35	4,807,087
5,920,707	Household Home Equity Loan Trust, Series 05-3, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 3.41%, due 01/20/35	5,342,513
18,176,742	Household Home Equity Loan Trust, Series 06-1, Class A1, Variable Rate, 1 mo. LIBOR + .16%, 3.27%, due 01/20/36	16,654,440
5,271,576	IXIS Real Estate Capital Trust, Series 06-HE1, Class A2, Variable Rate, 1 mo. LIBOR + .14%, 3.28%, due 03/25/36	5,241,528
38,000,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 12/25/36	31,612,200
9,666,993	Long Beach Mortgage Loan Trust, Series 05-WL2, Class 3A1, Variable Rate, 1 mo. LIBOR + .18%, 3.32%, due 08/25/35	8,753,849
10,000,000	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 10/25/35	9,000,000
14,490,000	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, Variable Rate, 1 mo. LIBOR + .13%, 3.27%, due 10/25/36	13,403,250
25,910,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 03/25/36	17,359,700
14,300,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 06/25/36	9,867,000
30,390,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 08/25/36	23,704,200
17,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 10/25/36	11,560,000
42,000,000	Master Asset-Backed Securities Trust, Series 06-WMC1, Class A2, Variable Rate, 1 mo. LIBOR + .11%, 3.25%, due 02/25/36	38,850,000

See accompanying notes to the financial statements.

19

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
10,267,067	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 03/25/36	4,517,509
29,517,584	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, Variable Rate, 1 mo. LIBOR + .12%, 3.26%, due 02/25/37	28,276,923
5,679,211	Morgan Stanley ABS Capital I, Series 04-SD1, Class A, Variable Rate, 1 mo. LIBOR + .40%, 3.54%, due 08/25/34	5,310,063
40,000,000	Morgan Stanley ABS Capital I, Series 07-HE4, Class A2C, Variable Rate, 1 mo. LIBOR + .23%, 3.37%, due 02/25/37	30,200,000
27,500,000	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 04/25/36	21,312,500
23,476,386	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 3.24%, due 04/25/37	22,478,639
11,500,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 11/25/36	8,797,500
16,016,000	Nomura Home Equity Loan, Inc., Series 06-FM1, Class 2A2, Variable Rate, 1 mo. LIBOR + .16%, 3.30%, due 11/25/35	15,542,402
809,522	Option One Mortgage Loan Trust, Series 05-3, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 08/25/35	777,774
3,068,881	People's Choice Home Loan Securities Trust, Series 05-3, Class 1A2, Variable Rate, 1 mo. LIBOR + .27%, 3.39%, due 08/25/35	2,915,775
17,919,917	People's Choice Home Loan Securities Trust, Series 05-4, Class 1A2, Variable Rate, 1 mo. LIBOR + .26%, 3.38%, due 12/25/35	16,038,326
1,474,720	RAAC Series Trust, Series 05-RP3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .23%, 3.35%, due 05/25/39	1,465,297
24,235,000	RAAC Series Trust, Series 06-SP1, Class A2, Variable Rate, 1 mo. LIBOR + .19%, 3.33%, due 09/25/45	23,545,817
7,664,240	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, Variable Rate, 1 mo. LIBOR + .23%, 3.35%, due 04/25/35	7,018,767
7,486,962	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 3.43%, due 10/25/33	7,178,125
50,000,000	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class Al3, FGIC, Variable Rate, 1 mo. LIBOR + .22%, 3.36%, due 11/25/35	46,415,000
19,386,897	Residential Asset Securities Corp., Series 07-KS3, Class AI1, Variable Rate, 1 mo. LIBOR + .11%, 3.25%, due 02/25/30	18,652,134
279,557	Saxon Asset Securities Trust, Series 04-1, Class A, Variable Rate, 1 mo. LIBOR + .27%, 3.68%, due 03/25/35	209,667

See accompanying notes to the financial statements.

20

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
9,000,000	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, Variable Rate, 1 mo. LIBOR + .16%, 3.30%, due 03/25/36	8,105,182
9,117	Security National Mortgage Loan Trust, Series 05-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .29%, 3.41%, due 02/25/36	9,042
8,061,229	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .29%, 3.41%, due 10/25/36	7,779,086
5,715,807	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, Variable Rate, 1 mo. LIBOR + .26%, 3.38%, due 10/25/35	5,376,402
7,188,976	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 3.24%, due 01/25/37	6,827,280
20,000,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 06/25/37	17,800,000
13,000,000	Structured Asset Investment Loan Trust, Series 06-1, Class A3, Variable Rate, 1 mo. LIBOR + .20%, 3.32%, due 01/25/36	11,315,391
12,624,136	Structured Asset Securities Corp., Series 05-S6, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 3.41%, due 11/25/35	11,701,373
29,416,076	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .40%, 3.54%, due 06/25/37	27,945,273
	Total Residential Asset-Backed Securities (United States)	1,359,838,158
	Residential Mortgage-Backed Securities (Australian) — 3.5%
9,534,095	Australian Mortgage Securities II, Series G3, Class A1A, Variable Rate, 3 mo. LIBOR + .21%, 4.72%, due 01/10/35	9,319,673
10,031,544	Crusade Global Trust, Series 04-2, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 3.20%, due 11/19/37	8,653,310
4,799,440	Crusade Global Trust, Series 05-1, Class A1, Variable Rate, 3 mo. LIBOR + .06%, 5.05%, due 06/17/37	4,579,866
16,125,204	Crusade Global Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .06%, 3.95%, due 07/20/38	15,200,746
26,328,548	Crusade Global Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .06%, 3.95%, due 04/19/38	25,258,477
7,583,634	Interstar Millennium Trust Series 03-3G, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 5.11%, due 09/27/35	7,076,440
7,713,693	Interstar Millennium Trust, Series 03-5G, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 4.18%, due 01/20/36	6,675,352
7,885,299	Interstar Millennium Trust, Series 04-2G, Class A, Variable Rate, 3 mo. LIBOR + .20%, 5.26%, due 03/14/36	6,711,257

See accompanying notes to the financial statements.

21

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — continued
3,772,383	Interstar Millennium Trust, Series 05-1G, Class A, Variable Rate, 3 mo. LIBOR + .12%, 3.11%, due 12/08/36	3,387,486
5,275,524	Medallion Trust, Series 03-1G, Class A, Variable Rate, 3 mo. LIBOR + .19%, 5.10%, due 12/21/33	5,108,606
7,184,698	Medallion Trust, Series 04-1G, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 3.22%, due 05/25/35	6,698,293
3,844,214	Medallion Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .08%, 3.18%, due 05/10/36	3,688,215
18,138,482	Medallion Trust, Series 06-1G, Class A1, Variable Rate, 3 mo. LIBOR + .05%, 5.11%, due 06/14/37	17,192,923
12,091,457	Medallion Trust, Series 07-1G, Class A1, Variable Rate, 3 mo. LIBOR + .04%, 3.13%, due 02/27/39	11,504,175
11,115,338	National RMBS Trust, Series 04-1, Class A1, Variable Rate, 3 mo. LIBOR + .11%, 5.04%, due 03/20/34	10,610,702
26,490,898	National RMBS Trust, Series 06-3, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 3.96%, due 10/20/37	25,099,066
29,144,400	Puma Finance Ltd., Series G5, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 3.14%, due 02/21/38	26,737,073
31,633,670	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .06%, 5.19%, due 12/12/35	29,971,795
3,399,001	Superannuation Members Home Loans Global Fund, Series 4A, Class A, Variable Rate, 3 mo. LIBOR + .22%, 4.76%, due 10/09/29	3,280,036
1,829,278	Superannuation Members Home Loans Global Fund, Series 6, Class A, Variable Rate, 3 mo. LIBOR + .16%, 3.26%, due 11/09/35	1,614,868
4,092,489	Superannuation Members Home Loans Global Fund, Series 7, Class A1, Variable Rate, 3 mo. LIBOR + .14%, 3.13%, due 03/09/36	3,986,624
3,590,379	Superannuation Members Home Loans Global Fund, Series 8, Class A1, Variable Rate, 3 mo. LIBOR + .07%, 4.45%, due 01/12/37	3,127,220
10,534,039	Westpac Securitization Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .07%, 4.95%, due 03/23/36	10,092,979
25,843,486	Westpac Securitization Trust, Series 07-1G, Class A2A, Variable Rate, 3 mo. LIBOR + .05%, 3.12%, due 05/21/38	23,016,467
	Total Residential Mortgage-Backed Securities (Australian)	268,591,649

See accompanying notes to the financial statements.

22

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — 5.4%
16,600,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, Variable Rate, 3 mo. LIBOR + .11%, 5.04%, due 09/20/66	16,236,460
20,000,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, Variable Rate, 3 mo. LIBOR + .09%, 5.02%, due 03/20/30	19,288,000
16,000,000	Arkle Master Issuer Plc, Series 06-1A, Class 3A, 144A, Variable Rate, 3 mo. LIBOR + .05%, 3.12%, due 08/17/11	15,560,160
16,000,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .09%, 3.16%, due 02/17/52	15,168,000
1,058,516	Arran Residential Mortgages Funding Plc, Series 06-1A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .02%, 2.96%, due 04/12/36	1,052,895
40,000,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, Variable Rate, 3 mo. LIBOR + .10%, 4.48%, due 01/13/39	37,460,000
8,969,565	Gracechurch Mortgage Financing Plc, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .03%, 3.10%, due 11/20/31	8,917,542
6,581,352	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 4.51%, due 10/11/41	6,405,959
15,000,000	Granite Master Issuer Plc, Series 06-2, Class A4, Variable Rate, 3 mo. LIBOR + .04%, 3.93%, due 12/20/54	14,221,950
4,658,689	Granite Master Issuer Plc, Series 07-1, Class 1A1, Variable Rate, 1 mo. LIBOR + .03%, 3.14%, due 12/20/30	4,565,515
9,727,112	Granite Mortgages Plc, Series 04-3, Class 2A1, Variable Rate, 3 mo. LIBOR + .14%, 5.07%, due 09/20/44	9,325,966
49,000,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .08%, 4.34%, due 07/15/40	47,216,890
4,744,101	Kildare Securities Ltd., Series 07-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .02%, 3.01%, due 06/10/14	4,740,780
30,000,000	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + .06%, 3.05%, due 12/10/43	29,628,000
2,905,800	Leek Finance Plc, Series 14A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .18%, 5.09%, due 09/21/36	2,869,478
7,238,750	Leek Finance Plc, Series 15A, Class AB, 144A, Variable Rate, 3 mo. LIBOR + .14%, 5.05%, due 03/21/37	7,112,072
7,705,890	Leek Finance Plc, Series 17A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .14%, 5.05%, due 03/23/09	7,582,596
7,274,200	Lothian Mortgages Master Issuer Plc, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR - .03%, 3.12%, due 01/24/28	7,253,105

See accompanying notes to the financial statements.

23

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — continued
633,949	Lothian Mortgages Plc, Series 3A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .14%, 3.86%, due 07/24/19	632,166
14,000,000	Mound Financing Plc, Series 5A, Class 2A, 144A, Variable Rate, 3 mo. LIBOR + .04%, 3.17%, due 05/08/16	13,632,500
17,691,904	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR + .11%, 3.18%, due 11/15/38	15,772,509
10,507,883	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR, 5.09%, due 09/15/39	9,392,261
9,603,710	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR, 3.28%, due 05/15/34	9,069,648
40,000,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, Variable Rate, 3 mo. LIBOR + .10%, 3.19%, due 02/12/16	38,696,000
8,640,000	Permanent Financing Plc, Series 4, Class 3A, Variable Rate, 3 mo. LIBOR + .14%, 3.13%, due 03/10/24	8,539,128
25,040,000	Permanent Financing Plc, Series 8, Class 2A, Variable Rate, 3 mo. LIBOR + .07%, 3.06%, due 06/10/14	24,917,304
8,000,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, Variable Rate, 3 mo. LIBOR + .08%, 4.34%, due 10/15/33	7,589,600
28,207,183	RMAC Securities Plc, Series 06-NS4A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 5.20%, due 06/12/25	28,122,562
	Total Residential Mortgage-Backed Securities (European)	410,969,046
	Residential Mortgage-Backed Securities (United States) — 0.1%
1,272,812	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .25%, 3.44%, due 08/25/35	1,018,250
2,284,925	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 07/25/30	2,250,651
4,847,018	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 02/26/34	4,198,730
	Total Residential Mortgage-Backed Securities (United States)	7,467,631
	Student Loans — 4.9%
22,000,000	College Loan Corp. Trust, Series 04-1, Class A2, Variable Rate, 3 mo. LIBOR + .11%, 3.44%, due 04/25/16	21,920,938
2,925,926	College Loan Corp. Trust, Series 05-1, Class A1, Variable Rate, 3 mo. LIBOR + .03%, 3.36%, due 01/25/14	2,923,878

See accompanying notes to the financial statements.

24

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Student Loans — continued
15,500,000	College Loan Corp. Trust, Series 06-1, Class A2, Variable Rate, 3 mo. LIBOR + .02%, 3.35%, due 04/25/22	15,224,100
7,720,000	College Loan Corp. Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .01%, 3.34%, due 01/25/23	7,593,392
26,000,000	College Loan Corp. Trust, Series 07-2, Class A1, Variable Rate, 3 mo. LIBOR + .25%, 3.58%, due 01/25/24	25,748,125
1,548,408	Collegiate Funding Services Education Loan Trust I, Series 05-A, Class A1, Variable Rate, 3 mo. LIBOR + .02%, 4.86%, due 09/29/14	1,548,166
10,808,927	Goal Capital Funding Trust, Series 06-1, Class A1, Variable Rate, 3 mo. LIBOR, 3.09%, due 08/25/20	10,728,077
7,813,192	Goal Capital Funding Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .02%, 4.88%, due 06/25/21	7,757,035
8,514,043	Keycorp Student Loan Trust, Series 05-A, Class 2A1, Variable Rate, 3 mo. LIBOR + .05%, 4.91%, due 09/27/21	8,373,987
6,461,830	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, Variable Rate, 3 mo. LIBOR + .04%, 4.97%, due 06/20/15	6,383,642
21,000,000	National Collegiate Student Loan Trust, Series 06-1, Class A2, Variable Rate, 1 mo. LIBOR + .14%, 3.26%, due 08/25/23	20,084,531
23,468,924	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 3.20%, due 08/26/19	22,694,449
20,000,000	Nelnet Education Loan Funding, Inc., Series 04-2A, Class A3, Variable Rate, 3 mo. LIBOR + .10%, 3.19%, due 11/25/15	19,792,600
37,000,000	Nelnet Student Loan Trust, Series 05-3, Class A3, Variable Rate, 3 mo. LIBOR + .05%, 4.93%, due 06/22/17	36,739,844
26,425,826	SLM Student Loan Trust, Series 05-1, Class A2, Variable Rate, 3 mo. LIBOR + .08%, 3.41%, due 04/27/20	25,368,793
863,282	SLM Student Loan Trust, Series 05-10, Class A2, Variable Rate, 3 mo. LIBOR + .01%, 3.34%, due 04/25/15	862,742
17,000,000	SLM Student Loan Trust, Series 05-3, Class A3, Variable Rate, 3 mo. LIBOR + .03%, 3.36%, due 07/25/16	16,490,000
30,000,000	SLM Student Loan Trust, Series 05-3, Class A4, Variable Rate, 3 mo. LIBOR + .07%, 3.40%, due 04/27/20	29,175,000
36,000,000	SLM Student Loan Trust, Series 06-A, Class A2, Variable Rate, 3 mo. LIBOR + .03%, 4.29%, due 10/15/15	35,640,000
31,000,000	SLM Student Loan Trust, Series 07-2, Class A2, Variable Rate, 3 mo. LIBOR, 3.33%, due 07/25/17	30,418,750

See accompanying notes to the financial statements.

25

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)		Description	Value ($)
		Student Loans — continued
	1,912,533	SLM Student Loan Trust, Series 07-5, Class A1, Variable Rate, 3 mo. LIBOR - .01%, 3.32%, due 07/25/13	1,902,073
	7,500,000	SLM Student Loan Trust, Series 07-6, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 3.58%, due 01/25/19	7,311,000
	19,325,099	SLM Student Loan Trust, Series 07-A, Class A1, Variable Rate, 3 mo. LIBOR, 5.02%, due 09/15/22	18,358,844
		Total Student Loans	373,039,966
		Trade Receivables — 0.9%
	55,000,000	ABS Global Finance Plc, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .10%, 2.92%, due 12/17/10	54,087,000
	13,000,000	SSCE Funding LLC, Series 04-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .23%, 3.35%, due 11/15/10	11,960,000
		Total Trade Receivables	66,047,000
		Total Asset-Backed Securities	6,844,840,762
		Corporate Debt — 0.7%
JPY	3,000,000,000	MBIA Global Funding LLC, Series EMTN, Variable Rate, JPY LIBOR, 1.03%, due 06/30/08	28,602,368
	22,000,000	TIAA Global Markets, 144A, Variable Rate, 3 mo. LIBOR + .10%, 4.48%, due 01/12/11	21,789,052
		Total Corporate Debt	50,391,420
		U.S. Government — 0.2%
	3,000,000	U.S. Treasury Note, 4.63%, due 03/31/08 (a)	2,999,175
	5,000,000	U.S. Treasury Note, 3.13%, due 09/15/08 (a)	5,035,156
	9,000,000	U.S. Treasury Note, 2.63%, due 05/15/08 (a)	9,012,656
		Total U.S. Government	17,046,987
		U.S. Government Agency — 0.9%
	10,928,000	Agency for International Development Floater (Support of Tunisia), Variable Rate, 6 mo. LIBOR, 3.00%, due 07/01/23	10,859,809
	804,356	Agency for International Development Floater (Support of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill x 117%, 4.11%, due 10/01/11	799,833

See accompanying notes to the financial statements.

26

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($) / Shares	Description	Value ($)
	U.S. Government Agency — continued
14,250,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR + .15%, 3.15%, due 10/29/26	14,232,330
600,000	Agency for International Development Floater (Support of Belize), Variable Rate, 6 mo. U.S. Treasury Bill + .50%, 2.63%, due 01/01/14	600,006
666,668	Agency for International Development Floater (Support of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill x 115%, 4.04%, due 01/01/12	659,585
371,085	Agency for International Development Floater (Support of Peru), Series A, Variable Rate, 6 mo. U.S. Treasury Bill + .35%, 2.48%, due 05/01/14	369,233
1,049,886	Agency for International Development Floater (Support of Peru), Series A, Variable Rate, 6 mo. U.S. Treasury Bill +.35%, 2.48%, due 05/01/14	1,044,647
14,250,000	Agency for International Development Floater (Support of India), Variable Rate, 3 mo. LIBOR + .10%, 3.34%, due 02/01/27	14,161,080
2,087,500	Agency for International Development Floater (Support of C.A.B.E.I.), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 2.53%, due 10/01/12	2,082,302
784,560	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. U.S. Treasury Bill + .45%, 2.58%, due 11/15/14	781,625
3,615,987	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. U.S. Treasury Bill + .75%, 2.88%, due 03/30/19	3,631,861
17,000,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR - .015%, 2.98%, due 02/01/25	16,798,142
	Total U.S. Government Agency	66,020,453
	TOTAL DEBT OBLIGATIONS (COST $7,456,658,419)	6,978,299,622
	SHORT-TERM INVESTMENTS — 9.0%
	Money Market Funds — 1.6%
121,924,841	State Street Institutional Liquid Reserves Fund-Institutional Class	121,924,841
	Other Short-Term Investments — 7.4%
50,000,000	Amsterdam Funding Corp. Commercial Paper, 3.22%, due 03/10/08	49,959,750
75,000,000	Barton Capital Commercial Paper, 3.27%, due 03/14/08	74,911,437
34,279,000	Kittyhawk Funding Corp. Commercial Paper, 3.27%, due 03/19/08	34,222,954
25,000,000	Liberty Funding LLC Commercial Paper, 3.25%, due 03/07/08	24,986,458
50,000,000	Liberty Funding LLC Commercial Paper, 3.35%, due 03/25/08	49,888,333
75,000,000	Nieuw Amsterdam Receivables Commercial Paper, 3.25%, due 03/18/08	74,884,896

See accompanying notes to the financial statements.

27

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value ($)	Description	Value ($)
	Other Short-Term Investments — continued
30,000,000	Nieuw Amsterdam Receivables Commercial Paper, 3.30%, due 03/12/08	29,969,750
100,000,000	Nieuw Amsterdam Receivables Commercial Paper, 3.40%, due 03/03/08	99,981,111
30,333,000	Old Line Funding LLC Commercial Paper, 3.25%, due 03/03/08	30,327,523
18,706,000	Old Line Funding LLC Commercial Paper, 3.30%, due 03/17/08	18,678,565
75,000,000	Sheffield Receivables Commercial Paper, 3.25%, due 03/06/08	74,966,146
2,000,000	U.S. Treasury Bill, 1.78%, due 05/22/08 (b)	1,991,956
5,000,000	U.S. Treasury Bill, 1.79%, due 07/24/08 (b)	4,964,645
	Total Other Short-Term Investments	569,733,524
	TOTAL SHORT-TERM INVESTMENTS (COST $691,643,575)	691,658,365
	TOTAL INVESTMENTS — 100.0% (Cost $8,148,301,994)	7,669,957,987
	Other Assets and Liabilities (net) — 0.0%	1,456,776
	TOTAL NET ASSETS — 100.0%	$7,671,414,763

See accompanying notes to the financial statements.

28

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales
3/25/08	GBP	10,000,000	$19,843,200	$(185,200)
4/22/08	JPY	2,988,000,000	28,845,761	(1,071,082)
				$(1,256,282)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
579	U.S. Treasury Note 5 Yr. (CBT)	June 2008	$66,150,750	$(892,437)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
60,000,000	USD	9/20/2010	Morgan Stanley	Receive	0.40%	Credit Swap	$(4,536,284)
			Capital Services Inc.			Eagle Creek CDO
31,000,000	USD	3/20/2013	Morgan Stanley Capital Services Inc.	Receive	0.25%	MS Synthetic 2006-1	(4,453,652)
28,000,000	USD	3/20/2015	Lehman Brothers	Receive	0.88%	Credit Swap AAA CDO	(6,671,404)
					Premiums to (Pay) Receive	$—	$(15,661,340)

See accompanying notes to the financial statements.

29

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
45,000,000	USD	3/4/2008	JP Morgan	(Pay)	3.10%	3 month LIBOR	$123,953	*
			Chase Bank
40,000,000	USD	1/24/2011	Goldman Sachs	(Pay)	6.07%	3 month LIBOR	1,219,090	**
30,000,000	USD	2/7/2012	Deutsche Bank AG	(Pay)	4.33%	3 month LIBOR	(1,426,254)
38,100,000	USD	2/24/2013	JP Morgan	(Pay)	4.54%	3 month LIBOR	(1,660,431	)*
			Chase Bank
					Premiums to (Pay) Receive	$—	$(1,743,642)

*  Excludes unrealized losses of $513,041 incurred by GMO Alpha LIBOR Fund prior to transfer to the Fund on March 31, 2004.

**  Excludes unrealized losses of $4,887,149 incurred by GMO Alpha LIBOR Fund prior to transfer to the Fund on November 27, 2002.

As of February 29, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ACES - Aerolineas Centrales de Colombia

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank of Economic Integration

CapMAC - Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

EMTN - Euromarket Medium Term Note

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

RMAC - Residential Mortgage Acceptance Corp.

See accompanying notes to the financial statements.

30

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

RMBS - Residential Mortgage Backed Security

Variable rate - The rates shown on variable rate notes are the current interest rates at February 29, 2008, which are subject to change based on the terms of the security.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

(b)  Rate shown represents yield-to-maturity.

Currency Abbreviations:

GBP - British Pound

JPY - Japanese Yen

USD - United States Dollar

See accompanying notes to the financial statements.

31

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value (cost $8,148,301,994) (Note 2)	$7,669,957,987
Receivable for Fund shares sold	16,350,000
Interest receivable	20,512,341
Receivable for open swap contracts (Note 2)	15,848
Receivable for expenses reimbursed by Manager (Note 3)	96,890
Total assets	7,706,933,066
Liabilities:
Payable for Fund shares repurchased	10,300,000
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	8,690
Unrealized depreciation on open forward currency contracts (Note 2)	1,256,282
Interest payable for open swap contracts	133,968
Payable for open swap contracts (Note 2)	22,821,020
Payable for variation margin on open futures contracts (Note 2)	615,188
Accrued expenses	383,155
Total liabilities	35,518,303
Net assets	$7,671,414,763
Net assets consist of:
Paid-in capital	$8,162,231,630
Accumulated undistributed net investment income	44,272,074
Accumulated net realized loss	(37,186,473)
Net unrealized depreciation	(497,902,468)
$7,671,414,763
Net assets attributable to:	$7,671,414,763
Shares outstanding:	319,302,054
Net asset value per share:	$24.03

See accompanying notes to the financial statements.

32

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Interest	$411,292,442
Dividends	2,197,347
Total investment income	413,489,789
Expenses:
Custodian, fund accounting agent and transfer agent fees	819,209
Audit and tax fees	64,917
Legal fees	200,064
Trustees fees and related expenses (Note 3)	72,655
Miscellaneous	68,199
Total expenses	1,225,044
Fees and expenses reimbursed by Manager (Note 3)	(1,090,039)
Expense reductions (Note 2)	(17,498)
Net expenses	117,507
Net investment income (loss)	413,372,282
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	3,932,724
Closed futures contracts	(5,787,157)
Closed swap contracts	3,081,467
Foreign currency, forward contracts and foreign currency related transactions	(3,242,428)
Net realized gain (loss)	(2,015,394)
Change in net unrealized appreciation (depreciation) on:
Investments	(487,034,708)
Open futures contracts	36,846
Open swap contracts	(26,083,894)
Foreign currency, forward contracts and foreign currency related transactions	85,048
Net unrealized gain (loss)	(512,996,708)
Net realized and unrealized gain (loss)	(515,012,102)
Net increase (decrease) in net assets resulting from operations	$(101,639,820)

See accompanying notes to the financial statements.

33

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$413,372,282	$320,575,277
Net realized gain (loss)	(2,015,394)	(6,328,968)
Change in net unrealized appreciation (depreciation)	(512,996,708)	10,162,741
Net increase (decrease) in net assets from operations	(101,639,820)	324,409,050
Distributions to shareholders from:
Net investment income	(418,731,518)	(323,728,016)
Net share transactions (Note 7):	1,588,185,799	2,122,606,885
Total increase (decrease) in net assets	1,067,814,461	2,123,287,919
Net assets:
Beginning of period	6,603,600,302	4,480,312,383
End of period (including accumulated undistributed net investment income of $44,272,074 and $52,429,506, respectively)	$7,671,414,763	$6,603,600,302

See accompanying notes to the financial statements.

34

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005		2004
Net asset value, beginning of period	$25.66		$25.60	$25.33	$25.18		$25.01
Income (loss) from investment operations:
Net investment income (loss)†	1.38		1.43	1.01	0.59		0.56
Net realized and unrealized gain (loss)	(1.64)		0.00 (a)	(0.03)	(0.09)		0.06	(b)
Total from investment operations	(0.26)		1.43	0.98	0.50		0.62
Less distributions to shareholders:
From net investment income	(1.37)		(1.37)	(0.71)	(0.34)		(0.45)
From net realized gains	—		—	—	(0.01)		—
Total distributions	(1.37)		(1.37)	(0.71)	(0.35)		(0.45)
Net asset value, end of period	$24.03		$25.66	$25.60	$25.33		$25.18
Total Return(c)	(1.14)%		5.68%	3.89%	2.01%		2.48%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$7,671,415		$6,603,600	$4,480,312	$3,483,889		$1,751,535
Net operating expenses to average daily net assets(d)	0.00%		0.00%	0.00%	0.00%		0.00%
Interest expense to average daily net assets	—		0.01%	0.02%	—		0.00	%(f)
Total net expenses to average daily net assets	0.00	%(e)	0.01%	0.02%	0.00	%(g)	0.00	%(g)
Net investment income to average daily net assets	5.41%		5.50%	3.96%	2.31%		2.51%
Portfolio turnover rate	27%		68%	45%	34%		33%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.02%	0.02%	0.02%		0.02%

(a)  Net realized and unrealized gain (loss) was less than $0.01 per shares.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(d)  Net operating expenses were less than 0.01% to average daily net assets.

(e)  The net expense ratio does not include the effect of expense reductions.

(f)  Interest expense was less than 0.01% to average daily net assets.

(g)  Total net expenses were less than 0.01% to average daily net assets.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

35

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Short-Duration Collateral Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the JPMorgan U.S. 3 Month Cash Index. The Fund seeks to achieve its investment objective by investing primarily in high quality U.S. and foreign floating rate fixed income securities. Fixed income securities in which the Fund invests include securities issued by a wide range of private issuers and, to a lesser extent, securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). The Fund may invest a substantial portion of its assets in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the Fund may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund also may use exchange-traded and over-the-counter ("OTC") derivatives, including swap contracts, futures contracts, options on futures, options on swaps (or "swaptions"), and other types of options, and forward currency contracts. The Fund's fixed income securities primarily have floating interest rates (or may be hedged using derivatives to convert the fixed rate interest payments into floating rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, and payment-in-kind features. From time to time, the Fund may hold fixed income securities that are rated below investment grade.

Shares of the Fund are not publicly offered and are principally available only to other funds of the Trust and certain accredited investors.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

36

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 32.05% of net assets.

The Fund invests in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the securities' market values and changes in interest rates.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts,

37

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

38

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of

39

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. There were no loan agreements outstanding at the end of the period.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.

40

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's expenses. There were no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with

41

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to derivative contract transactions, foreign currency transactions, differing treatment of accretion and amortization and capital loss carryforwards.

42

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(2,798,196)	$1,208,194	$1,590,002

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$418,731,518	$323,728,016

Total distributions	$418,731,518	$323,728,016

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$46,368,001

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October capital losses of $633,765.

As of February 29, 2008, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2011	$(29,576,884)
2/29/2012	(142,552)
2/28/2014	(614,650)
2/28/2015	(5,952,458)
2/29/2016	(1,158,601)
Total	$(37,445,145)

43

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,148,649,258	$5,265,256	$(483,956,527)	$(478,691,271)

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered

44

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. In addition, the Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 (excluding fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $62,995 and $31,179, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 29, 2008, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$14,948,320	$1,000,000
Investments (non-U.S. Government securities)	3,036,951,445	1,963,179,785

45

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 66.39% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Each of the shareholders are other funds of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, there were no shares held by related parties, and 99.99% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
	Shares	Amount	Shares	Amount
Shares sold	333,248,563	$8,426,752,200	219,917,838	$5,677,261,801
Shares issued to shareholders in reinvestment of distributions	16,958,629	418,731,518	12,712,127	323,728,016
Shares repurchased	(288,235,189)	(7,257,297,919)	(150,328,858)	(3,878,382,932)
Net increase (decrease)	61,972,003	$1,588,185,799	82,301,107	$2,122,606,885

46

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Collateral Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Collateral Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

47

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio(a)	Beginning Account Value	Ending Account Value	Net Expense Incurred*(a)
1) Actual	0.00%	$1,000.00	$975.20	$0.00
2) Hypothetical	0.00%	$1,000.00	$1,024.86	$0.00

(a)  Annualized net expense ratio rounds to less than 0.01% and net expense incurred rounds to less than $0.01.

*  Expenses are calculated using the annualized net expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

48

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 29, 2008, $283,376,042 or if determined to be different, the qualified interest income of such year.

49

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

50

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

51

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

52

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

53

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Shares of the GMO Short-Duration Collateral Share Fund returned -1.3% for the fiscal year ended February 29, 2008, compared with the +5.8% for the JPMorgan U.S. 3 Month Cash Index. The Fund underperformed the benchmark during the fiscal year by 7.1%.

The fiscal year's underperformance stemmed from mark-to-market losses in the GMO Short-Duration Collateral Fund (SDCF), the cash collateral pool in which the Fund invests a substantial portion of its total assets. SDCF primarily invests in high quality U.S. and foreign floating-rate fixed income securities, mainly asset-backed securities, seeking to earn a LIBOR-type return.

With the extreme price volatility of AAA-credit quality asset-backed securities during the year, SDCF underperformed LIBOR by nearly 700 basis points, directly contributing to the Short-Duration Collateral Share Fund's underperformance given the latter's 99% exposure to the former.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Short-Duration Collateral Share Fund and the JPMorgan U.S. 3 Month Cash Index As of February 29, 2008

$11,200,000
$11,100,000
$11,000,000
$10,900,000
$10,800,000
$10,700,000
$10,600,000
$10,500,000
$10,400,000
$10,300,000
$10,200,000
$10,100,000
$10,000,000
$9,900,000
2006
2007
2008
Average Annual Total Returns
1 Year
Since Inception
Class III*
-1.33%
3/1/06
2.05%
$11,152,030
$10,414,380
3/1/06
$10,000,000
GMO Short-Duration Collateral Share Fund
JPMorgan U.S. 3 Month Cash Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  Class III performance information represents Class VI performance from March 1, 2006 to December 28, 2006 and Class III performance thereafter.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	91.0%
Short-Term Investments	9.0
Futures	(0.0)
Forward Currency Contracts	(0.0)
Swaps	(0.2)
Other	0.2
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in GMO Short-Duration Collateral Fund.

1

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Industry Sector Summary**	% of Debt Obligations
Credit Cards	19.8%
Residential Asset-Backed Securities (United States)	19.5
Auto Financing	9.3
Business Loans	6.7
Insured Auto Financing	6.5
Residential Mortgage-Backed Securities (European)	5.9
Student Loans	5.3
CMBS	5.2
Residential Mortgage-Backed Securities (Australian)	3.9
Investment Grade Corporate Collateralized Debt Obligations	3.3
Insured Other	2.0
CMBS Collateralized Debt Obligations	1.4
Equipment Leases	1.3
Bank Loan Collateralized Debt Obligations	1.2
Rate Reduction Bonds	1.2
Trade Receivables	1.0
U.S. Government Agency	1.0
Insurance Premiums	0.8
Insured Residential Mortgage-Backed Securities (United States)	0.8
Corporate Debt	0.7
Insured Time Share	0.7
Insured High Yield Collateralized Debt Obligations	0.6
Insured Credit Cards	0.5
Airlines	0.4
U.S. Government	0.2
Emerging Markets Collateralized Debt Obligations	0.2
Insured Residential Asset-Backed Securities (United States)	0.2
ABS Collateralized Debt Obligations	0.1
Insured Transportation	0.1
Residential Mortgage-Backed Securities (United States)	0.1
Insured Business Loans	0.1
Collateralized Loan Obligations	0.0
High Yield Collateralized Debt Obligations	0.0
Insured Residential Asset-Backed Securities (European)	0.0
100.0%

**  The table above incorporates aggregate industry sector exposure associated with investments in GMO Short-Duration Collateral Fund.

2

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.4%
	Affiliated Issuers — 100.4%
444,357	GMO Short-Duration Collateral Fund	10,677,894
	TOTAL MUTUAL FUNDS (COST $11,334,706)	10,677,894
	TOTAL INVESTMENTS — 100.4% (Cost $11,334,706)	10,677,894
	Other Assets and Liabilities (net) — (0.4%)	(40,694)
	TOTAL NET ASSETS — 100.0%	$10,637,200

See accompanying notes to the financial statements.

3

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in affiliated issuers, at value (cost $11,334,706) (Notes 2 and 8)	$10,677,894
Cash	10,697
Interest receivable	15
Receivable for expenses reimbursed by Manager (Note 3)	5,133
Total assets	10,693,739
Liabilities:
Payable to affiliate for (Note 3):
Management fee	428
Shareholder service fee	1,282
Trustees and Chief Compliance Officer of GMO Trust fees	197
Accrued expenses	54,632
Total liabilities	56,539
Net assets	$10,637,200
Net assets consist of:
Paid-in capital	$15,648,449
Accumulated undistributed net investment income	61,322
Accumulated net realized loss	(4,415,759)
Net unrealized depreciation	(656,812)
$10,637,200
Net assets attributable to:
Class III shares	$10,637,200
Shares outstanding:
Class III	454,859
Net asset value per share:
Class III	$23.39

See accompanying notes to the financial statements.

4

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$1,626,959
Interest	689
Total investment income	1,627,648
Expenses:
Management fee (Note 3)	18,299
Shareholder service fee – Class III (Note 3)	54,896
Custodian, fund accounting agent and transfer agent fees	16,533
Audit and tax fees	32,602
Legal fees	1,995
Trustees fees and related expenses (Note 3)	150
Registration fees	3,220
Miscellaneous	349
Total expenses	128,044
Fees and expenses reimbursed by Manager (Note 3)	(55,261)
Net expenses	72,783
Net investment income (loss)	1,554,865
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(422,578)
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(877,706)
Net realized and unrealized gain (loss)	(1,300,284)
Net increase (decrease) in net assets resulting from operations	$254,581

See accompanying notes to the financial statements.

5

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Period from March 1, 2006 (commencement of operations) through February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,554,865	$28,764,726
Net realized gain (loss)	(422,578)	(3,989,905)
Change in net unrealized appreciation (depreciation)	(877,706)	220,894
Net increase (decrease) in net assets from operations	254,581	24,995,715
Distributions to shareholders from:
Net investment income
Class III	(1,493,543)	—
Class VI	—	(28,768,002)
Total distributions from net investment income	(1,493,543)	(28,768,002)
Return of capital
Class VI	—	(36,666)
	(1,493,543)	(28,804,668)
Net share transactions (Note 7):
Class III	(28,686,720)	40,536,328
Class VI	—	3,835,507
Increase (decrease) in net assets resulting from net share transactions	(28,686,720)	44,371,835
Total increase (decrease) in net assets	(29,925,682)	40,562,882
Net assets:
Beginning of period	40,562,882	—
End of period (including accumulated undistributed net investment income of $61,322 and $0, respectively)	$10,637,200	$40,562,882

See accompanying notes to the financial statements.

6

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 29, 2008	Period from December 28, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$25.05	$24.82
Income (loss) from investment operations:
Net investment income (loss)†(a)	1.07	(0.01)
Net realized and unrealized gain (loss)	(1.38)	0.24
Total from investment operations	(0.31)	0.23
Less distributions to shareholders:
From net investment income	(1.35)	—
Total distributions	(1.35)	—
Net asset value, end of period	$23.39	$25.05
Total Return(b)	(1.33)%	0.93	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$10,637	$40,563
Net expenses to average daily net assets	0.20%	0.21	%*
Net investment income to average daily net assets	4.25%	(0.21	)%*
Portfolio turnover rate	127%	125	%**††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.15%	0.06	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by GMO Short-Duration Collateral Fund.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover of the Fund for the period from March 1, 2006 (commencement of operations) through February 28, 2007.

See accompanying notes to the financial statements.

7

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Short-Duration Collateral Share Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of the JPMorgan U.S. 3 Month Cash Index. The Fund invests substantially all of its assets in GMO Short-Duration Collateral Fund (an arrangement often referred to as a "master-feeder" structure) ("SDCF") and, to a limited extent, in cash and cash equivalents. The Fund's investment objective and principal investment strategies are identical to those of SDCF. SDCF seeks to achieve its investment objective by investing primarily in high quality U.S. and foreign floating rate fixed income securities. SDCF may invest a substantial portion of its assets in asset-backed securities.

As of February 29, 2008, the Fund had one class of shares outstanding, Class III. Class III shares commenced operations on December 28, 2006. Class VI shares were liquidated on February 26, 2007.

The financial statements of SDCF should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of SDCF are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of SDCF are valued at their net asset value.

Investments held by SDCF are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most

8

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 32.17% of net assets.

The fund indirectly invests through SDCF in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the securities' market values and changes in interest rates.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

9

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$1,493,543	$28,768,002
	$1,493,543	$28,768,002
Tax return of capital	—	36,666
Total distributions	$1,493,543	$28,804,668

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$61,322

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October capital losses of $858,383.

As of February 29, 2008, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/29/2016	$(3,417,986)
Total	$(3,417,986)

10

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$11,474,096	$—	$(796,202)	$(796,202)

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from SDCF are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in SDCF (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

11

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.05% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in SDCF. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.002%	0.000%	0.000%	0.002%

12

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $150 and $0, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the period ended February 29, 2008 aggregated $42,887,159 and $71,516,250, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 65.95% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 83.57% of the Fund's shares were held by twenty-two related parties comprised of certain GMO employee accounts.

13

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Period from December 28, 2006 (commencement of operations) through February 28, 2007
Class III	Shares	Amount	Shares	Amount
Shares sold	1,953,067	$49,066,088	1,619,496	$40,541,330
Shares issued to shareholders in reinvestment of distributions	62,533	1,492,040	—	—
Shares repurchased	(3,180,036)	(79,244,848)	(201)	(5,002)
Net increase (decrease)	(1,164,436)	$(28,686,720)	1,619,295	$40,536,328
	Year Ended February 29, 2008		Period from March 1, 2006 (commencement of operations) through February 28, 2007*
Class VI	Shares	Amount	Shares	Amount
Shares sold	—	$—	22,535,851	$565,101,317
Shares issued to shareholders in reinvestment of distributions	—	—	1,160,507	28,803,789
Shares repurchased	—	—	(23,696,358)	(590,069,599)
Net increase (decrease)	—	$—	—	$3,835,507

*  Effective February 26, 2007, all shareholders redeemed or exchanged out of Class VI.

8.  Investments in Affiliated Issuers

A summary of the Fund's transactions in the shares of the affiliated issuer during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$40,607,270	$42,887,159	$71,516,250	$1,626,959	$—	$10,677,894
Totals	$40,607,270	$42,887,159	$71,516,250	$1,626,959	$—	$10,677,894

14

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Collateral Share Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Collateral Share Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

15

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred
Class III
1) Actual	0.20%	$1,000.00	$974.30	$0.98
2) Hypothetical	0.20%	$1,000.00	$1,023.87	$1.01

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

16

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 29, 2008, $961,842 or if determined to be different, the qualified interest income of such year.

17

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

18

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

19

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Core Equity Fund returned -7.3% for the fiscal year ended February 29, 2008, as compared to -3.6% for the S&P 500 Index. The Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted from returns relative to the S&P 500 Index. Selections in Telecommunication Services and Information Technology added to relative returns while selections in Consumer Discretionary, Financials, and Energy detracted. Individual names adding to relative returns included overweight positions in Exxon Mobil and Merck and an underweight in Wachovia. Names detracting from relative returns included overweight positions in Home Depot, Citigroup, and Lowe's Companies.

Sector selection added to returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included an underweight position in Financials and overweight positions in Health Care and Consumer Staples. Sector weightings negatively impacting relative performance included an overweight in Consumer Discretionary and underweight positions in Industrials and Materials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Core Equity Fund Class III Shares and the S&P 500 Index As of February 29, 2008

	Average Annual Total Returns†			
	1 Year	5 Year	10 Year	Since Inception
Class III	-7.33%	8.79%	3.98%	n/a
Class IV	-7.36%	8.83%	4.02%	n/a
Class VI	-7.32%	n/a	n/a	**6/30/03** 6.08%
Class M	-7.64%	8.49%	n/a	**4/15/02** 2.74%

$24,000,000
$20,000,000
$16,000,000
$12,000,000
$8,000,000
2/28/98
$10,000,000
$14,897,890
$14,771,690
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
GMO U.S. Core Equity Fund
S&P 500 Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Classes IV, VI and M will vary due to different fees.

†   The Fund is the successor to the GMO U.S. Core Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO U.S. Core Fund.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.4%
Short-Term Investments	4.4
Futures	(0.0)
Other	0.2
100.0%
Industry Sector Summary	% of Equity Investments
Health Care	23.0%
Energy	17.2
Information Technology	16.8
Consumer Staples	15.0
Consumer Discretionary	9.2
Industrials	7.0
Financials	6.2
Materials	2.4
Telecommunication Services	2.2
Utilities	1.0
100.0%

1

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 95.4%
	Consumer Discretionary — 8.8%
70,000	Abercrombie & Fitch Co.-Class A	5,427,100
10,600	Advance Auto Parts, Inc.	355,524
300,400	Amazon.com, Inc. *	19,366,788
255,500	American Eagle Outfitters, Inc.	5,460,035
368,000	Apollo Group, Inc.-Class A *	22,587,840
16,600	Autoliv, Inc.	828,340
135,500	AutoNation, Inc. *	1,974,235
49,000	AutoZone, Inc. *	5,638,920
206,600	Bed Bath & Beyond, Inc. *	5,855,044
22,000	Best Buy Co., Inc.	946,220
23,600	BorgWarner, Inc.	1,017,396
23,400	Carnival Corp.	920,790
365,000	Coach, Inc. *	11,066,800
138,300	Discovery Holding Co.-Class A *	3,121,431
169,100	Expedia, Inc. *	3,877,463
79,800	Family Dollar Stores, Inc.	1,528,170
886,711	Ford Motor Co. *	5,790,223
52,200	GameStop Corp.-Class A *	2,211,192
201,300	Gannett Co., Inc.	6,069,195
119,200	General Motors Corp.	2,774,976
88,600	Goodyear Tire & Rubber Co. (The) *	2,401,060
149,500	Harley-Davidson, Inc.	5,555,420
5,400	Harman International Industries, Inc.	222,480
69,100	Hasbro, Inc.	1,780,707
2,600,304	Home Depot, Inc.	69,038,071
34,600	IAC/InterActive Corp. *	688,540
107,900	ITT Educational Services, Inc. *	5,958,238
312,100	Johnson Controls, Inc.	10,255,606
214,100	Kohl's Corp. *	9,514,604
62,000	Liberty Global, Inc.-Class A *	2,331,200
12,400	Liberty Media Holding Corp. Capital-Class A *	1,439,764
81,600	Liz Claiborne, Inc.	1,450,848

See accompanying notes to the financial statements.

2

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Consumer Discretionary — continued
1,438,400	Lowe's Cos., Inc.	34,478,448
59,000	Mattel Co.	1,139,880
274,200	McDonald's Corp.	14,836,962
21,300	McGraw-Hill Cos., Inc.	871,809
81,473	MGM Mirage *	5,017,922
11,800	Mohawk Industries, Inc. *	842,638
126,000	Nike, Inc.-Class B	7,585,200
19,300	Nordstrom, Inc.	714,679
490,500	Office Depot, Inc. *	5,576,985
19,800	Polo Ralph Lauren Corp.	1,231,362
11,500	R.H. Donnelley Corp. *	81,535
48,400	RadioShack Corp.	844,580
266,500	Staples, Inc.	5,929,625
19,100	Starbucks Corp. *	343,227
287,000	Target Corp.	15,099,070
76,900	Tiffany & Co.	2,894,516
35,500	Toll Brothers, Inc. *	752,955
91,600	VF Corp.	6,965,264
9,500	Wynn Resorts Ltd.	956,650
31,400	Yum! Brands, Inc.	1,081,730
	Total Consumer Discretionary	324,699,257
	Consumer Staples — 14.3%
828,300	Altria Group, Inc.	60,581,862
216,700	Anheuser-Busch Cos., Inc.	10,204,403
86,100	Avon Products, Inc.	3,276,966
5,800	Clorox Co.	337,502
30,300	Coca Cola Enterprises, Inc.	740,229
2,039,600	Coca-Cola Co. (The)	119,235,016
116,200	Colgate-Palmolive Co.	8,841,658
27,900	Costco Wholesale Corp.	1,727,568
56,300	CVS Caremark Corp.	2,273,394
92,300	Energizer Holdings, Inc. *	8,568,209
55,700	Estee Lauder Cos. (The), Inc.-Class A	2,371,706

See accompanying notes to the financial statements.

3

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Consumer Staples — continued
20,400	Kellogg Co.	1,034,688
197,800	Kimberly-Clark Corp.	12,892,604
254,606	Kraft Foods, Inc.	7,936,069
199,900	Kroger Co.	4,847,575
10,400	Pepsi Bottling Group, Inc.	353,704
11,600	PepsiAmericas, Inc.	293,480
980,600	PepsiCo, Inc.	68,210,536
581,600	Procter & Gamble Co. (The)	38,490,288
150,400	Safeway, Inc.	4,322,496
95,225	Supervalu, Inc.	2,499,656
169,000	Tyson Foods, Inc.-Class A	2,435,290
67,500	UST, Inc.	3,664,575
561,300	Walgreen Co.	20,493,063
2,828,400	Wal-Mart Stores, Inc.	140,260,356
42,900	WM Wrigley Jr. Co.	2,567,994
	Total Consumer Staples	528,460,887
	Energy — 16.4%
121,300	Anadarko Petroleum Corp.	7,731,662
130,700	Apache Corp.	14,992,597
18,200	Baker Hughes, Inc.	1,224,678
111,300	Cameron International Corp. *	4,728,024
1,574,600	Chevron Corp.	136,454,836
607,468	ConocoPhillips	50,243,678
26,000	Denbury Resources, Inc. *	829,140
81,300	Devon Energy Corp.	8,351,136
49,400	Diamond Offshore Drilling, Inc.	5,969,002
2,422,100	Exxon Mobil Corp.	210,746,921
40,900	FMC Technologies, Inc. *	2,317,394
7,900	Forest Oil Corp. *	389,707
104,200	Halliburton Co.	3,990,860
57,800	Hess Corp.	5,385,804
36,400	Marathon Oil Corp.	1,935,024
48,800	Murphy Oil Corp.	3,922,544

See accompanying notes to the financial statements.

4

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Energy — continued
63,200	Noble Corp.	3,106,280
397,300	Occidental Petroleum Corp.	30,739,101
9,600	Rowan Cos., Inc.	386,976
587,900	Schlumberger Ltd.	50,823,955
108,300	Smith International, Inc.	6,826,149
49,600	Sunoco, Inc.	3,029,568
167,429	Transocean, Inc. *	23,525,449
324,100	Valero Energy Corp.	18,723,257
137,800	Weatherford International Ltd. *	9,497,176
	Total Energy	605,870,918
	Financials — 5.9%
69,400	ACE Ltd.	3,903,056
136,900	Aflac, Inc.	8,543,929
425,900	Allstate Corp. (The)	20,328,207
558,500	American International Group, Inc.	26,171,310
97,200	AON Corp.	4,044,492
820,777	Bank of America Corp.	32,617,678
88,800	BB&T Corp.	2,764,344
86,000	Brown & Brown, Inc.	1,533,380
44,500	Charles Schwab Corp. (The)	872,645
102,300	Chubb Corp.	5,207,070
2,109,100	Citigroup, Inc.	50,006,761
32,200	CNA Financial Corp.	858,130
56,300	Comerica, Inc.	2,040,312
40,100	Eaton Vance Corp.	1,277,185
26,800	Fidelity National Title Group, Inc.-Class A	471,948
13,300	Fifth Third Bancorp	304,570
30,500	First American Corp.	1,062,315
16,600	First Horizon National Corp.	269,584
35,600	Franklin Resources, Inc.	3,359,572
3,500	Goldman Sachs Group, Inc.	593,705
32,400	Hartford Financial Services Group, Inc.	2,264,760
80,600	Leucadia National Corp.	3,647,956

See accompanying notes to the financial statements.

5

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Financials — continued
800	Markel Corp. *	371,800
10,900	Moody's Corp.	413,982
85,900	Morgan Stanley	3,618,108
303,400	National City Corp.	4,811,924
38,300	Old Republic International Corp.	525,476
220,200	Progressive Corp. (The)	4,036,266
54,800	Prudential Financial, Inc.	3,998,756
20,800	Safeco Corp.	962,208
45,100	SEI Investment Co.	1,127,951
6,500	T. Rowe Price Group, Inc.	328,445
51,600	Torchmark Corp.	3,109,416
254,300	Travelers Cos. (The), Inc.	11,802,063
7,800	UnionBanCal Corp.	363,246
182,200	Unum Group	4,174,202
158,100	US Bancorp	5,062,362
13,150	W.R. Berkley Corp.	378,589
164,804	Washington Mutual, Inc.	2,439,099
	Total Financials	219,666,802
	Health Care — 21.9%
442,100	Abbott Laboratories	23,674,455
141,800	Aetna, Inc.	7,033,280
156,100	AmerisourceBergen Corp.	6,512,492
269,800	Amgen, Inc. *	12,281,296
15,200	Baxter International, Inc.	897,104
116,100	Biogen Idec, Inc. *	6,775,596
81,652	Bristol-Myers Squibb Co.	1,846,152
150,900	Cardinal Health, Inc.	8,924,226
21,400	Cerner Corp. *	929,830
101,000	Cigna Corp.	4,502,580
8,900	Covance, Inc. *	751,249
237,600	Coventry Health Care, Inc. *	12,324,312
8,800	DENTSPLY International, Inc.	343,552
384,400	Eli Lilly & Co.	19,227,688

See accompanying notes to the financial statements.

6

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Health Care — continued
545,600	Express Scripts, Inc. *	32,244,960
305,900	Forest Laboratories, Inc. *	12,165,643
100,300	Gilead Sciences, Inc. *	4,746,196
26,600	Intuitive Surgical, Inc. *	7,499,072
8,500	Invitrogen Corp. *	718,165
1,845,800	Johnson & Johnson	114,365,768
7,300	Kinetic Concepts, Inc. *	375,147
70,100	King Pharmaceuticals, Inc. *	743,060
251,800	McKesson Corp.	14,795,768
355,900	Medco Health Solutions, Inc. *	15,769,929
410,200	Medtronic, Inc.	20,247,472
2,123,700	Merck & Co., Inc.	94,079,910
161,400	Patterson Cos., Inc. *	5,681,280
6,277,680	Pfizer, Inc.	139,866,710
71,400	Quest Diagnostics, Inc.	3,403,638
413,100	Schering-Plough Corp.	8,964,270
81,600	St. Jude Medical, Inc. *	3,507,168
353,200	Stryker Corp.	22,996,852
2,376,102	UnitedHealth Group, Inc.	110,441,221
15,000	Waters Corp. *	894,150
367,400	WellPoint, Inc. *	25,747,392
378,200	Wyeth	16,497,084
634,100	Zimmer Holdings, Inc. *	47,741,389
	Total Health Care	809,516,056
	Industrials — 6.7%
611,000	3M Co.	47,902,400
4,400	Boeing Co.	364,276
165,700	Caterpillar, Inc.	11,985,081
6,500	CH Robinson Worldwide, Inc.	330,005
17,300	CSX Corp.	839,396
224,600	Danaher Corp.	16,654,090
241,700	Deere & Co.	20,595,257
19,000	Eaton Corp.	1,531,970

See accompanying notes to the financial statements.

7

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Industrials — continued
24,500	Emerson Electric Co.	1,248,520
30,300	Fastenal Co.	1,231,998
26,100	FedEx Corp.	2,300,193
12,900	Flowserve Corp.	1,404,810
60,900	Fluor Corp.	8,480,325
17,000	General Dynamics Corp.	1,391,450
67,400	Goodrich Corp.	3,992,102
6,100	Harsco Corp.	344,589
320,800	Honeywell International, Inc.	18,458,832
27,900	Illinois Tool Works, Inc.	1,369,053
94,600	Ingersoll-Rand	3,959,956
52,200	ITT Industries, Inc.	2,935,728
93,400	Jacobs Engineering Group, Inc. *	7,499,086
99,400	L-3 Communications Holdings, Inc.	10,565,226
12,700	Manpower, Inc.	720,090
63,700	Masco Corp.	1,190,553
74,900	McDermott International, Inc. *	3,911,278
4,900	Northrop Grumman Corp.	385,189
8,300	Oshkosh Truck Corp.	332,581
292,800	Paccar, Inc.	12,701,664
53,300	Pall Corp.	2,098,421
97,000	Parker-Hannifin Corp.	6,269,110
90,000	Precision Castparts Corp.	9,935,100
23,100	Rockwell Collins, Inc.	1,360,590
25,300	RR Donnelley & Sons Co.	805,299
14,000	SPX Corp.	1,432,200
6,600	Stericycle, Inc. *	355,674
93,100	Textron, Inc.	5,043,227
43,400	Trane, Inc.	1,955,170
43,000	Tyco International Ltd.	1,722,580
26,300	Union Pacific Corp.	3,281,188
107,800	United Parcel Service, Inc.-Class B	7,571,872
277,800	United Technologies Corp.	19,587,678
6,000	W.W. Grainger, Inc.	441,960
	Total Industrials	246,485,767

See accompanying notes to the financial statements.

8

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Information Technology — 16.0%
18,200	Activision, Inc. *	495,950
10,600	Adobe Systems, Inc. *	356,690
128,700	Affiliated Computer Services, Inc.-Class A *	6,531,525
35,800	Analog Devices, Inc.	963,736
411,000	Apple, Inc. *	51,383,220
26,500	Arrow Electronics, Inc. *	864,165
27,500	Autodesk, Inc. *	854,975
70,200	Avnet, Inc. *	2,366,442
96,100	CA, Inc.	2,198,768
22,800	Cadence Design Systems, Inc. *	242,136
2,577,600	Cisco Systems, Inc. *	62,816,112
121,100	Citrix Systems, Inc. *	3,987,823
30,200	Cognizant Technologies Solutions Corp.-Class A *	912,342
220,600	Corning, Inc.	5,124,538
16,400	Cypress Semiconductor Corp. *	356,536
1,842,500	Dell, Inc. *	36,573,625
5,100	DST Systems, Inc. *	358,326
1,178,600	eBay, Inc. *	31,067,896
1,750,400	EMC Corp. *	27,201,216
270,100	Fiserv, Inc. *	14,212,662
23,600	FLIR Systems, Inc. *	671,656
79,500	Google, Inc.-Class A *	37,458,810
148,900	Hewlett-Packard Co.	7,112,953
1,007,500	Intel Corp.	20,099,625
473,500	International Business Machines Corp.	53,912,710
16,200	Intersil Corp.-Class A	376,974
47,300	Intuit, Inc. *	1,256,288
95,200	Juniper Networks, Inc. *	2,553,264
36,100	KLA-Tencor Corp.	1,516,561
26,100	Lexmark International, Inc. *	862,083
50,100	McAfee, Inc. *	1,666,827
3,578,000	Microsoft Corp.	97,393,160
17,900	National Semiconductor Corp.	294,813
59,300	NCR Corp. *	1,314,088

See accompanying notes to the financial statements.

9

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares	Description	Value ($)
	Information Technology — continued
1,796,600	Oracle Corp. *	33,776,080
1,698,800	Qualcomm, Inc.	71,978,156
59,000	Texas Instruments, Inc.	1,767,640
70,600	Total System Services, Inc.	1,569,438
12,900	Trimble Navigation Ltd. *	352,686
81,500	VeriSign, Inc. *	2,836,200
55,600	Western Digital Corp. *	1,716,372
54,200	Xilinx, Inc.	1,211,912
	Total Information Technology	590,566,979
	Materials — 2.3%
43,600	Air Products & Chemicals, Inc.	3,981,988
183,900	Alcoa, Inc.	6,830,046
10,700	Ball Corp.	471,870
76,800	Celanese Corp.-Class A	2,987,520
15,200	Crown Holdings, Inc. *	378,632
47,500	Dow Chemical Co. (The)	1,790,275
6,900	FMC Corp.	390,609
59,600	Freeport-McMoRan Copper & Gold, Inc.	6,011,256
25,400	Lubrizol Corp.	1,480,820
21,400	Martin Marietta Materials, Inc.	2,302,640
341,400	Monsanto Co.	39,493,152
108,200	Owens-IIlinois, Inc. *	6,107,890
83,100	Praxair, Inc.	6,671,268
14,500	Reliance Steel & Aluminum Co.	804,895
42,700	Temple-Inland, Inc.	586,271
22,400	Vulcan Materials Co.	1,570,240
50,500	Weyerhaeuser Co.	3,090,600
	Total Materials	84,949,972
	Telecommunication Services — 2.1%
618,767	AT&T, Inc.	21,551,655
1,582,422	Verizon Communications, Inc.	57,473,567
	Total Telecommunication Services	79,025,222

See accompanying notes to the financial statements.

10

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	Utilities — 1.0%
35,300	American Electric Power Co., Inc.	1,444,476
22,700	Centerpoint Energy, Inc.	333,236
37,000	Constellation Energy Group, Inc.	3,268,950
244,400	Duke Energy Corp.	4,286,776
51,700	Dynegy, Inc.-Class A *	382,580
63,400	Edison International	3,131,960
24,800	Entergy Corp.	2,547,952
7,100	Equitable Resources, Inc.	437,502
36,800	FPL Group, Inc.	2,218,672
68,000	Mirant Corp. *	2,516,000
35,600	Northeast Utilities	903,172
82,500	NRG Energy, Inc. *	3,404,775
29,800	PPL Corp.	1,352,324
142,800	Public Service Enterprise Group, Inc.	6,297,480
176,200	Reliant Energy, Inc. *	4,017,360
	Total Utilities	36,543,215
	TOTAL COMMON STOCKS (COST $3,783,532,273)	3,525,785,075
	SHORT-TERM INVESTMENTS — 4.4%
90,856,052	Citigroup Global Markets Repurchase Agreement, dated 02/29/08, due 03/03/08, with a maturity value of $90,861,730 and an effective yield of 0.75%, collateralized by a U.S. Treasury Bond with a rate of 11.25%, maturity date of 02/15/15 and a market value, including accrued interest, of $92,363,688.	90,856,052
73,310,000	U.S. Treasury Bill, 1.79%, due 07/24/08 (a)	72,791,625
	TOTAL SHORT-TERM INVESTMENTS (COST $163,495,774)	163,647,677
	TOTAL INVESTMENTS — 99.8% (Cost $3,947,028,047)	3,689,432,752
	Other Assets and Liabilities (net) — 0.2%	8,532,048
	TOTAL NET ASSETS — 100.0%	$3,697,964,800

See accompanying notes to the financial statements.

11

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1,768	S&P 500 E-Mini	March 2008	$117,686,920	$(1,464,323)

As of February 29, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

12

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value (cost $3,947,028,047) (Note 2)	$3,689,432,752
Receivable for Fund shares sold	1,042,783
Dividends and interest receivable	7,779,448
Receivable for collateral on open futures contracts (Note 2)	6,364,800
Receivable for expenses reimbursed by Manager (Note 3)	64,757
Total assets	3,704,684,540
Liabilities:
Payable for Fund shares repurchased	2,209,736
Payable to affiliate for (Note 3):
Management fee	926,413
Shareholder service fee	268,228
Administration fee – Class M	9,393
Trustees and Chief Compliance Officer of GMO Trust fees	4,249
Payable for 12b-1 fee – Class M	25,363
Payable for variation margin on open futures contracts (Note 2)	3,049,800
Accrued expenses	226,558
Total liabilities	6,719,740
Net assets	$3,697,964,800

See accompanying notes to the financial statements.

13

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008 — (Continued)

Net assets consist of:
Paid-in capital	$3,980,067,311
Accumulated undistributed net investment income	8,762,323
Accumulated net realized loss	(31,805,216)
Net unrealized depreciation	(259,059,618)
$3,697,964,800
Net assets attributable to:
Class III shares	$1,131,799,994
Class IV shares	$478,084,132
Class VI shares	$2,031,658,641
Class M shares	$56,422,033
Shares outstanding:
Class III	93,941,066
Class IV	39,766,699
Class VI	168,995,706
Class M	4,691,430
Net asset value per share:
Class III	$12.05
Class IV	$12.02
Class VI	$12.02
Class M	$12.03

See accompanying notes to the financial statements.

14

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends	$86,437,648
Interest	5,104,394
Securities lending income	147,149
Total investment income	91,689,191
Expenses:
Management fee (Note 3)	14,228,468
Shareholder service fee – Class III (Note 3)	2,447,692
Shareholder service fee – Class IV (Note 3)	569,013
Shareholder service fee – Class VI (Note 3)	1,255,511
12b-1 fee – Class M (Note 3)	265,683
Administration fee – Class M (Note 3)	212,547
Custodian, fund accounting agent and transfer agent fees	600,666
Audit and tax fees	55,263
Legal fees	103,407
Trustees fees and related expenses (Note 3)	45,529
Registration fees	15,262
Miscellaneous	36,743
Total expenses	19,835,784
Fees and expenses reimbursed by Manager (Note 3)	(797,455)
Expense reductions (Note 2)	(48,087)
Net expenses	18,990,242
Net investment income (loss)	72,698,949
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	351,184,479
Closed futures contracts	(2,132,587)
Net realized gain (loss)	349,051,892
Change in net unrealized appreciation (depreciation) on:
Investments	(612,193,297)
Open futures contracts	(1,464,323)
Net unrealized gain (loss)	(613,657,620)
Net realized and unrealized gain (loss)	(264,605,728)
Net increase (decrease) in net assets resulting from operations	$(191,906,779)

See accompanying notes to the financial statements.

15

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$72,698,949	$98,496,318
Net realized gain (loss)	349,051,892	341,469,404
Change in net unrealized appreciation (depreciation)	(613,657,620)	(59,935,270)
Net increase (decrease) in net assets from operations	(191,906,779)	380,030,452
Distributions to shareholders from:
Net investment income
Class III	(28,161,365)	(31,321,178)
Class IV	(10,426,216)	(10,898,489)
Class VI	(43,036,312)	(53,275,433)
Class M	(1,560,161)	(1,646,618)
Total distributions from net investment income	(83,184,054)	(97,141,718)
Net realized gains
Class III	(171,156,746)	(47,632,225)
Class IV	(61,162,205)	(18,340,801)
Class VI	(291,784,061)	(88,828,637)
Class M	(10,886,017)	(3,334,260)
Total distributions from net realized gains	(534,989,029)	(158,135,923)
	(618,173,083)	(255,277,641)
Net share transactions (Note 7):
Class III	(378,601,907)	(1,095,758,448)
Class IV	(15,629,517)	(159,761,538)
Class VI	(1,232,938,512)	1,061,683,678
Class M	(60,272,243)	(27,519,549)
Increase (decrease) in net assets resulting from net share transactions	(1,687,442,179)	(221,355,857)
Total increase (decrease) in net assets	(2,497,522,041)	(96,603,046)
Net assets:
Beginning of period	6,195,486,841	6,292,089,887
End of period (including accumulated undistributed net investment income of $8,762,323 and $19,373,690, respectively)	$3,697,964,800	$6,195,486,841

See accompanying notes to the financial statements.

16

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$14.77		$14.50	$14.28	$13.54	$9.98
Income (loss) from investment operations:
Net investment income (loss)†	0.22		0.22	0.24	0.19	0.16
Net realized and unrealized gain (loss)	(1.10)		0.64	0.54	0.73	3.56
Total from investment operations	(0.88)		0.86	0.78	0.92	3.72
Less distributions to shareholders:
From net investment income	(0.25)		(0.22)	(0.24)	(0.18)	(0.16)
From net realized gains	(1.59)		(0.37)	(0.32)	—	—
Total distributions	(1.84)		(0.59)	(0.56)	(0.18)	(0.16)
Net asset value, end of period	$12.05		$14.77	$14.50	$14.28	$13.54
Total Return(a)	(7.33)%		5.97%	5.60%	6.89%	37.50%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,131,800		$1,789,872	$2,841,959	$1,739,392	$1,517,458
Net expenses to average daily net assets	0.46	%(b)	0.46%	0.47%	0.48%	0.48%
Net investment income to average daily net assets	1.55%		1.51%	1.69%	1.46%	1.32%
Portfolio turnover rate	71%		78%	65%	65%	57%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%	0.02%	0.02%	0.03%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

17

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$14.75		$14.48	$14.26	$13.52	$9.97
Income (loss) from investment operations:
Net investment income (loss)†	0.22		0.22	0.25	0.20	0.16
Net realized and unrealized gain (loss)	(1.10)		0.65	0.54	0.73	3.55
Total from investment operations	(0.88)		0.87	0.79	0.93	3.71
Less distributions to shareholders:
From net investment income	(0.26)		(0.23)	(0.25)	(0.19)	(0.16)
From net realized gains	(1.59)		(0.37)	(0.32)	—	—
Total distributions	(1.85)		(0.60)	(0.57)	(0.19)	(0.16)
Net asset value, end of period	$12.02		$14.75	$14.48	$14.26	$13.52
Total Return(a)	(7.36)%		6.05%	5.66%	6.96%	37.50%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$478,084		$602,048	$749,822	$866,206	$709,525
Net expenses to average daily net assets	0.41	%(b)	0.41%	0.43%	0.44%	0.44%
Net investment income to average daily net assets	1.57%		1.55%	1.76%	1.49%	1.36%
Portfolio turnover rate	71%		78%	65%	65%	57%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%	0.02%	0.02%	0.03%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

18

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004(a)
Net asset value, beginning of period	$14.75		$14.47	$14.26	$13.52	$11.54
Income (loss) from investment operations:
Net investment income (loss)†	0.23		0.23	0.25	0.21	0.10
Net realized and unrealized gain (loss)	(1.11)		0.65	0.54	0.72	2.01
Total from investment operations	(0.88)		0.88	0.79	0.93	2.11
Less distributions to shareholders:
From net investment income	(0.26)		(0.23)	(0.26)	(0.19)	(0.13)
From net realized gains	(1.59)		(0.37)	(0.32)	—	—
Total distributions	(1.85)		(0.60)	(0.58)	(0.19)	(0.13)
Net asset value, end of period	$12.02		$14.75	$14.47	$14.26	$13.52
Total Return(b)	(7.32)%		6.17%	5.64%	7.01%	18.41	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,031,659		$3,671,926	$2,543,300	$1,750,325	$542,274
Net expenses to average daily net assets	0.37	%(c)	0.37%	0.38%	0.39%	0.39	%*
Net investment income to average daily net assets	1.63%		1.61%	1.78%	1.56%	1.17	%*
Portfolio turnover rate	71%		78%	65%	65%	57	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%	0.02%	0.02%	0.03	%*

(a)  Period from June 30, 2003 (commencement of operations) through February 29, 2004.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

***  Calculation represents the portfolio turnover rate of the Fund for the year ended February 29, 2004.

See accompanying notes to the financial statements.

19

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$14.75		$14.47	$14.26	$13.52	$9.96
Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.18	0.20	0.16	0.12
Net realized and unrealized gain (loss)	(1.11)		0.64	0.53	0.72	3.57
Total from investment operations	(0.93)		0.82	0.73	0.88	3.69
Less distributions to shareholders:
From net investment income	(0.20)		(0.17)	(0.20)	(0.14)	(0.13)
From net realized gains	(1.59)		(0.37)	(0.32)	—	—
Total distributions	(1.79)		(0.54)	(0.52)	(0.14)	(0.13)
Net asset value, end of period	$12.03		$14.75	$14.47	$14.26	$13.52
Total Return(a)	(7.64)%		5.73%	5.22%	6.61%	37.23%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$56,422		$131,640	$157,009	$171,316	$141,188
Net expenses to average daily net assets	0.76	%(b)	0.76%	0.77%	0.78%	0.78%
Net investment income to average daily net assets	1.23%		1.22%	1.41%	1.17%	0.98%
Portfolio turnover rate	71%		78%	65%	65%	57%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%	0.02%	0.02%	0.03%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

20

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO U.S. Core Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the S&P 500 Index. The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, and companies with similar market capitalizations.

Throughout the year ended February 29, 2008, the Fund had four classes of shares outstanding: Class III, Class IV, Class VI, and Class M. Class M shares bear an administration fee and a 12b-1 fee while Classes III, IV and VI bear a shareholder service fee (See Note 3). The principal economic difference among the classes of shares is the type and level of fees borne by the classes.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

21

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments

22

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 29, 2008, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving

23

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(126,262)	$126,263	$(1)

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$241,940,523	$109,569,744
Long-term capital gains	376,232,560	145,707,897
Total distributions	$618,173,083	$255,277,641

24

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$8,762,323

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October capital losses of $10,237,100.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,970,060,485	$124,096,384	$(404,724,117)	$(280,627,733)

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on

25

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.10% for Class IV shares and 0.055% for Class VI shares.

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of the average daily Class M net assets for support services provided to Class M shareholders.

Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of certain other services incidental thereto. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily Class M net assets. This fee may be spent on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

26

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees (Classes III, IV and VI only), administration and distribution (12b-1) fees (Class M only), fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.31% of the Fund's average daily net assets.

The Fund's portion of the fee paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $38,169 and $13,801, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2008 aggregated $3,193,581,503 and $5,540,595,234, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 28.99% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

27

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, less than 0.01% of the Fund's shares were held by three related parties comprised of certain GMO employee accounts, and 59.31% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	10,821,336	$155,921,642	13,256,030	$195,569,666
Shares issued to shareholders in reinvestment of distributions	13,691,161	193,621,517	5,013,426	73,333,042
Shares repurchased	(51,723,168)	(728,145,066)	(93,168,340)	(1,364,661,156)
Net increase (decrease)	(27,210,671)	$(378,601,907)	(74,898,884)	$(1,095,758,448)
	Year Ended February 29, 2008		Year Ended February 28, 2007
Class IV:	Shares	Amount	Shares	Amount
Shares sold	7,471,098	$107,806,250	7,111,440	$106,906,188
Shares issued to shareholders in reinvestment of distributions	5,018,252	70,729,411	1,932,166	28,224,553
Shares repurchased	(13,542,835)	(194,165,178)	(20,022,880)	(294,892,279)
Net increase (decrease)	(1,053,485)	$(15,629,517)	(10,979,274)	$(159,761,538)
	Year Ended February 29, 2008		Year Ended February 28, 2007
Class VI:	Shares	Amount	Shares	Amount
Shares sold	51,884,829	$705,180,355	78,510,638	$1,137,111,843
Shares issued to shareholders in reinvestment of distributions	23,622,907	334,820,373	9,735,284	142,104,070
Shares repurchased	(155,480,537)	(2,272,939,240)	(14,993,541)	(217,532,235)
Net increase (decrease)	(79,972,801)	$(1,232,938,512)	73,252,381	$1,061,683,678

28

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class M:	Shares	Amount	Shares	Amount
Shares sold	124,923	$1,799,606	191,371	$2,781,373
Shares issued to shareholders in reinvestment of distributions	874,683	12,446,178	340,717	4,980,879
Shares repurchased	(5,233,840)	(74,518,027)	(2,454,991)	(35,281,801)
Net increase (decrease)	(4,234,234)	$(60,272,243)	(1,922,903)	$(27,519,549)

29

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Core Equity Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

30

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

31

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 29, 2008 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$901.60	$2.17
2) Hypothetical	0.46%	$1,000.00	$1,022.58	$2.31
Class IV
1) Actual	0.41%	$1,000.00	$901.00	$1.94
2) Hypothetical	0.41%	$1,000.00	$1,022.82	$2.06
Class VI
1) Actual	0.37%	$1,000.00	$901.30	$1.75
2) Hypothetical	0.37%	$1,000.00	$1,023.02	$1.86
Class M
1) Actual	0.76%	$1,000.00	$900.00	$3.59
2) Hypothetical	0.76%	$1,000.00	$1,021.08	$3.82

*  Expenses are calculated using each Class's annualized expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

32

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $376,232,560 from long-term capital gains.

For taxable, non-corporate shareholders, 40.43% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 39.56% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $5,271,063 and $158,689,922, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

33

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

34

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

35

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

36

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

37

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Currency Hedged International Equity Fund returned -6.8% for the fiscal year ended February 29, 2008, as compared to -8.5% for the MSCI EAFE Index (Hedged). During the fiscal year the Fund was fully exposed to international equity securities through its investment in underlying GMO mutual funds.

The Fund's exposure to international equities was achieved indirectly through investments in the GMO International Intrinsic Value Fund and the GMO International Growth Equity Fund. The Fund also held currency hedges in addition to the shares of those Funds, which make predominantly unhedged investments.

Currency hedging had a negative impact on the Fund. The U.S. dollar fell against most foreign currencies, but hedging insulated the Fund's return from those gains. In U.S. dollar terms the unhedged MSCI EAFE Index returned +0.8% during the period, 9.3% more than the hedged benchmark.

The Fund is fairly evenly allocated between the GMO International Intrinsic Value Fund, which returned -1.1%, and the GMO International Growth Equity Fund, which returned +5.1% during the period. The Fund outperformed as the Growth Fund outperformed the unhedged EAFE by more than the Value Fund underperformed.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Currency Hedged International Equity Fund Class III Shares and the MSCI EAFE Index (Hedged) As of February 29, 2008

$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2/28/98
$10,000,000
$21,160,240
$18,983,830
$15,655,250
GMO Currency Hedged International Equity Fund
MSCI EAFE Index (Hedged)
MSCI EAFE Index

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	-6.75%	15.93%	7.78%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	93.9%
Short-Term Investments	7.0
Preferred Stocks	0.5
Rights and Warrants	0.0
Futures	(0.6)
Forward Currency Contracts	(2.4)
Other	1.6
100.0%
Country / Region Summary**	% of Investments
Euro Region***	37.2%
United Kingdom	21.4
Japan	20.5
Australia	4.9
Switzerland	4.9
Canada	4.5
Hong Kong	2.2
Singapore	2.2
Sweden	1.3
Norway	0.8
Denmark	0.1
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 99.3%
	United States — 99.3% Affiliated Issuers
543,215	GMO International Growth Equity Fund, Class IV	15,047,067
501,229	GMO International Intrinsic Value Fund, Class IV	15,016,826
		30,063,893
	TOTAL MUTUAL FUNDS (COST $35,247,560)	30,063,893
	SHORT-TERM INVESTMENTS — 3.3%
1,000,000	Royal Bank of Scotland Time Deposit, 3.10%, due 03/03/08	1,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $1,000,000)	1,000,000
	TOTAL INVESTMENTS — 102.6% (Cost $36,247,560)	31,063,893
	Other Assets and Liabilities (net) — (2.6%)	(790,847)
	TOTAL NET ASSETS — 100.0%	$30,273,046

See accompanying notes to the financial statements.

2

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/23/08	AUD	144,000	$132,705	$2,134
5/23/08	EUR	365,000	552,535	18,245
5/23/08	SGD	1,140,416	820,320	9,784
			$1,505,560	$30,163
Sales
5/23/08	AUD	1,999,261	$1,842,446	$(22,979)
5/23/08	CAD	433,000	439,225	(13,375)
5/23/08	CHF	167,000	160,415	(8,701)
5/23/08	CHF	1,498,193	1,439,122	(70,016)
5/23/08	CHF	1,498,193	1,439,122	(66,258)
5/23/08	DKK	7,987,333	1,622,650	(48,202)
5/23/08	EUR	1,722,922	2,608,148	(76,269)
5/23/08	EUR	1,722,922	2,608,148	(77,511)
5/23/08	EUR	1,775,132	2,687,183	(78,928)
5/23/08	GBP	408,000	805,992	(18,866)
5/23/08	GBP	932,584	1,842,292	(34,719)
5/23/08	GBP	932,584	1,842,292	(34,230)
5/23/08	GBP	960,844	1,898,119	(35,801)
5/23/08	HKD	4,963,379	638,769	(1,262)
5/23/08	JPY	47,502,000	459,384	(17,998)
5/23/08	JPY	203,741,650	1,970,351	(68,090)
5/23/08	JPY	203,741,650	1,970,351	(63,318)
5/23/08	JPY	209,915,640	2,030,059	(69,930)
5/23/08	NOK	8,526,433	1,624,805	(40,614)
5/23/08	SEK	4,605,797	744,148	(17,754)
5/23/08	SGD	152,000	109,336	(1,209)
			$30,782,357	$(866,030)

See accompanying notes to the financial statements.

3

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

As of February 29, 2008, 88.66% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
SEK - Swedish Krona
SGD - Singapore Dollar

See accompanying notes to the financial statements.

4

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $1,000,000) (Note 2)	$1,000,000
Investments in affiliated issuers, at value (cost $35,247,560) (Notes 2 and 8)	30,063,893
Cash	53,379
Foreign currency, at value (cost $54,478) (Note 2)	56,322
Receivable for Fund shares sold	1,799
Unrealized appreciation on open forward currency contracts (Note 2)	30,163
Receivable for expenses reimbursed by Manager (Note 3)	32,191
Total assets	31,237,747
Liabilities:
Payable to affiliate for (Note 3):
Management fee	13,100
Shareholder service fee	3,642
Trustees and Chief Compliance Officer of GMO Trust fees	108
Unrealized depreciation on open forward currency contracts (Note 2)	866,030
Accrued expenses	81,821
Total liabilities	964,701
Net assets	$30,273,046
Net assets consist of:
Paid-in capital	$28,611,695
Accumulated undistributed net investment income	794,785
Accumulated net realized gain	6,884,256
Net unrealized depreciation	(6,017,690)
$30,273,046
Net assets attributable to:
Class III shares	$30,273,046
Shares outstanding:
Class III	5,690,948
Net asset value per share:
Class III	$5.32

See accompanying notes to the financial statements.

5

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$575,809
Interest	288,601
Total investment income	864,410
Expenses:
Management fee (Note 3)	925,645
Shareholder service fee – Class III (Note 3)	257,124
Custodian and fund accounting agent fees	68,816
Transfer agent fees	26,873
Audit and tax fees	64,241
Legal fees	4,363
Trustees fees and related expenses (Note 3)	1,846
Registration fees	3,001
Miscellaneous	2,349
Total expenses	1,354,258
Fees and expenses reimbursed by Manager (Note 3)	(168,949)
Expense reductions (Note 2)	(1,056)
Indirectly incurred fees waived or borne by Manager (Note 3)	(893,852)
Shareholder service fee waived (Note 3)	(151,805)
Net expenses	138,596
Net investment income (loss)	725,814
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	37,704,150
Realized gains distributions from affiliated issuers (Note 8)	10,472,304
Foreign currency, forward contracts and foreign currency related transactions	(14,266,724)
Net realized gain (loss)	33,909,730
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(24,991,539)
Foreign currency, forward contracts and foreign currency related transactions	914,740
Net unrealized gain (loss)	(24,076,799)
Net realized and unrealized gain (loss)	9,832,931
Net increase (decrease) in net assets resulting from operations	$10,558,745

See accompanying notes to the financial statements.

6

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 29, 2008	February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$725,814	$3,614,363
Net realized gain (loss)	33,909,730	139,338,705
Change in net unrealized appreciation (depreciation)	(24,076,799)	(77,805,071)
Net increase (decrease) in net assets from operations	10,558,745	65,147,997
Distributions to shareholders from:
Net investment income
Class III	—	(9,318,611)
Net realized gains
Class III	(48,200,678)	(155,726,954)
	(48,200,678)	(165,045,565)
Net share transactions (Note 7):
Class III	(159,181,264)	(401,820,578)
Total increase (decrease) in net assets	(196,823,197)	(501,718,146)
Net assets:
Beginning of period	227,096,243	728,814,389
End of period (including accumulated undistributed net investment income of $794,785 and distributions in excess of net investment income of $862,825, respectively)	$30,273,046	$227,096,243

See accompanying notes to the financial statements.

7

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006		2005	2004
Net asset value, beginning of period	$7.45		$9.07	$8.38		$7.33	$5.54
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.03		0.10	0.07		0.21	0.20
Net realized and unrealized gain (loss)	(0.29)		1.17	2.17		0.84	1.59
Total from investment operations	(0.26)		1.27	2.24		1.05	1.79
Less distributions to shareholders:
From net investment income	—		(0.12)	(0.71	)(b)	—	—
From net realized gains	(1.87)		(2.77)	(0.84)		—	—
Total distributions	(1.87)		(2.89)	(1.55)		—	—
Net asset value, end of period	$5.32		$7.45	$9.07		$8.38	$7.33
Total Return(c)	(6.75)%		15.60%	28.42%		14.32%	32.31%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$30,273		$227,096	$728,814		$580,905	$160,586
Net expenses to average daily net assets(d)	0.08	%(e)	0.07%	0.05%		0.04%	0.04%
Net investment income to average daily net assets(a)	0.42%		1.23%	0.82%		2.64%	2.98%
Portfolio turnover rate	11%		18%	36%		3%	5%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.71%		0.68%	0.67%		0.71%	0.87%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  Distributions from net investment income include amounts (approximately $0.07 per share) from foreign currency transactions which are treated as realized capital gain for book purposes.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

8

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Currency Hedged International Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged). The Fund is a fund of funds and invests in other GMO Funds. The Fund may invest to varying extents in GMO International Core Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Equity Fund, and GMO International Small Companies Fund ("underlying funds"). GMO attempts to hedge at least 70% of the foreign currency exposure in the underlying funds' investments relative to the U.S. dollar.

The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as

9

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or

10

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or

11

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

12

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Securities Lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carry forwards, derivative contract transactions, differing treatment of mutual fund distributions received, foreign currency transactions, losses on wash sale transactions and net operating losses.

13

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$931,796	$10,181,236	$(11,113,032)

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$—	$13,117,818
Long-term capital gains	48,200,678	151,927,747
Total distributions	$48,200,678	$165,045,565

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed long-term capital gain	$6,991,877

As of February 29, 2008, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2011	$(64,645)
Total	$(64,645)

14

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$36,290,535	$—	$(5,226,642)	$(5,226,642)

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

15

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes,

16

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) (collectively, "Excluded Fund Fees and Expenses") exceed 0.54% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2008 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in the underlying funds (excluding these Funds' Excluded Fund Fees and Expenses)), exceeds 0.54% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.522%	0.088%	0.610%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $1,570 and $693, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2008 aggregated $18,258,114 and $225,370,000, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

17

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

6.  Principal shareholders and related parties

As of February 29, 2008, 93.62% of the outstanding shares of the Fund were held by one shareholder. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of this shareholder may have a material effect on the Fund.

As of February 29, 2008, 0.02% of the Fund's shares were held by one related party comprised of a certain GMO employee account, and 93.62% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	839,414	$6,424,624	4,383,950	$35,031,290
Shares issued to shareholders in reinvestment of distributions	7,433,717	47,788,021	20,822,962	163,736,057
Shares repurchased	(33,056,614)	(213,393,909)	(75,107,197)	(600,587,925)
Net increase (decrease)	(24,783,483)	$(159,181,264)	(49,900,285)	$(401,820,578)

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Growth Equity Fund, Class IV	$111,898,773	$10,105,728	$115,160,000	$193,866	$6,181,862	$15,047,067
GMO International Intrinsic Value Fund, Class IV	112,564,395	8,152,386	110,210,000	381,943	4,290,442	15,016,826
Totals	$224,463,168	$18,258,114	$225,370,000	$575,809	$10,472,304	$30,063,893

18

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Currency Hedged International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Equity Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

19

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.69%	$1,000.00	$887.30	$3.24
2) Hypothetical	0.69%	$1,000.00	$1,021.43	$3.47

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

20

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $48,200,678 from long-term capital gains.

21

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

22

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

23

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

24

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

25

GMO Special Situations Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Special Situations Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since its inception on July 31, 2007, the GMO Special Situations Fund returned +6.6% for the period ended February 29, 2008, compared with the +2.3% return for the Citigroup 3-Month Treasury Bill Index.

Asset allocation was responsible for the entirety of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Special Situations Fund Class III Shares and the Citigroup 3-Month Treasury Bill Index
As of February 29, 2008

$10,700,000
$10,600,000
$10,500,000
$10,400,000
$10,300,000
$10,200,000
$10,100,000
$10,000,000
$9,900,000
2007
2008
Average Annual Total Returns
Since Inception
Class III*
7/31/07
6.60%
Class VI
7/31/07
6.65%
$10,660,000
$10,229,940
7/31/07
$10,000,000
GMO Special Situations Fund
Citigroup 3-Month Treasury Bill Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end please call 1-617-346-7646 (collect). Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class VI shares will vary due to different fees.

*  Class III performance information represents Class VI performance from July 31, 2007 to August 13, 2007 and Class III performance thereafter.

GMO Special Situations Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary	% of Total Net Assets
Short-Term Investments	88.1%
Forward Currency Contracts	1.1
Other	10.8
100.0%

1

GMO Special Situations Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 88.1%
	Money Market Funds — 0.3%
2,053,391	State Street Institutional Liquid Reserves Fund-Institutional Class	2,053,391
	Other Short-Term Investments — 87.8%
465,000,000	U.S Treasury Bill, 3.11%, due 03/27/08 (a)	463,937,088
135,000,000	U.S Treasury Bill, 1.76%, due 05/08/08 (a)	134,554,500
	Total Other Short-Term Investments	598,491,588
	TOTAL SHORT-TERM INVESTMENTS (COST $600,472,829)	600,544,979
	TOTAL INVESTMENTS — 88.1% (Cost $600,472,829)	600,544,979
	Other Assets and Liabilities (net) — 11.9%	80,789,763
	TOTAL NET ASSETS — 100.0%	$681,334,742

See accompanying notes to the financial statements.

2

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/23/08	JPY	12,407,014,233	$119,969,847	$3,839,534
5/23/08	JPY	10,339,178,528	99,974,873	3,430,768
5/23/08	JPY	10,339,178,528	99,974,873	3,441,765
5/23/08	JPY	8,271,342,822	79,979,898	2,734,444
			$399,899,491	$13,446,511
Sales
5/23/08	AUD	112,241,486	$103,467,127	$(1,380,128)
5/23/08	CAD	37,756,166	38,300,653	(959,533)
5/23/08	GBP	45,823,770	90,539,742	(1,722,232)
5/23/08	GBP	45,823,770	90,539,742	(1,698,220)
5/23/08	NZD	51,859,670	40,933,670	25,408
			$363,780,934	$(5,734,705)

Note to Schedule of Investments:

(a)  Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

GBP - British Pound

JPY - Japanese Yen

NZD - New Zealand Dollar

See accompanying notes to the financial statements.

3

GMO Special Situations Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments, at value (cost $600,472,829) (Note 2)	$600,544,979
Cash	101,222,292
Interest receivable	119,972
Unrealized appreciation on open forward currency contracts (Note 2)	13,471,919
Receivable for expenses reimbursed by Manager (Note 3)	22,417
Total assets	715,381,579
Liabilities:
Payable for Fund shares repurchased	27,922,601
Payable to affiliate for (Note 3):
Management fee	206,144
Shareholder service fee	37,225
Trustees and Chief Compliance Officer of GMO Trust fees	751
Unrealized depreciation on open forward currency contracts (Note 2)	5,760,113
Accrued expenses	120,003
Total liabilities	34,046,837
Net assets	$681,334,742
Net assets attributable to:
Class III shares	$88,204,052
Class VI shares	$593,130,690
Shares outstanding:
Class III	4,137,904
Class VI	27,807,186
Net asset value per share:
Class III	$21.32
Class VI	$21.33

See accompanying notes to the financial statements.

4

GMO Special Situations Fund

(A Series of GMO Trust)

Statement of Operations — Period from July 31, 2007
(commencement of operations) through February 29, 2008

Investment Income:
Dividends	$77,313
Interest	9,566,216
Total investment income	9,643,529
Expenses:
Management fee (Note 3)	1,092,706
Shareholder service fee – Class III (Note 3)	38,058
Shareholder service fee – Class VI (Note 3)	148,475
Custodian, fund accounting agent and transfer agent fees	36,878
Audit and tax fees	93,232
Legal fees	9,629
Trustees fees and related expenses (Note 3)	2,724
Miscellaneous	9,429
Total expenses	1,431,131
Fees and expenses reimbursed by Manager (Note 3)	(145,170)
Net expenses	1,285,961
Net investment income (loss)	8,357,568
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	11,527
Foreign currency, forward contracts and foreign currency related transactions	28,520,798
Net realized gain (loss)	28,532,325
Change in net unrealized appreciation (depreciation) on:
Investments	72,150
Foreign currency, forward contracts and foreign currency related transactions	7,711,806
Net unrealized gain (loss)	7,783,956
Net realized and unrealized gain (loss)	36,316,281
Net increase (decrease) in net assets resulting from operations	$44,673,849

See accompanying notes to the financial statements.

5

GMO Special Situations Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from July 31, 2007 (commencement of operations) through February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$8,357,568
Net realized gain (loss)	28,532,325
Change in net unrealized appreciation (depreciation)	7,783,956
Net increase (decrease) in net assets from operations	44,673,849
Net share transactions (Note 7):
Class III	85,973,660
Class VI	550,687,233
Increase (decrease) in net assets resulting from net share transactions	636,660,893
Total increase (decrease) in net assets	681,334,742
Net assets:
Beginning of period	—
End of period	$681,334,742

See accompanying notes to the financial statements.

6

GMO Special Situations Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)

	Period from August 13, 2007 (commencement of operations) through February 29, 2008
Net asset value, beginning of period	$20.09
Income (loss) from investment operations:
Net investment income (loss)†	0.31
Net realized and unrealized gain (loss)	0.92
Total from investment operations	1.23
Net asset value, end of period	$21.32
Total Return(a)	6.12	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$88,204
Net expenses to average daily net assets	0.53	%*
Net investment income to average daily net assets	2.71	%*
Portfolio turnover rate	0	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05	%*

(a)  The total return would have been lower had certain expenses not been reimbursed during the period shown.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover rate of the Fund for the period from July 31, 2007 (commencement of operations) through February 29, 2008.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

7

GMO Special Situations Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout the period)

	Period from July 31, 2007 (commencement of operations) through February 29, 2008
Net asset value, beginning of period	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.34
Net realized and unrealized gain (loss)	0.99
Total from investment operations	1.33
Net asset value, end of period	$21.33
Total Return(a)	6.65	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$593,131
Net expenses to average daily net assets	0.43	%*
Net investment income to average daily net assets	2.84	%*
Portfolio turnover rate	0	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05	%*

(a)  The total return would have been lower had certain expenses not been reimbursed during the period shown.
assumes the effect of reinvested dividends.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover rate of the Fund for the period from July 31, 2007 (commencement of operations) through February 29, 2008.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

8

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008 (Unaudited)

1.  Organization

GMO Special Situations Fund (the "Fund"), which commenced operations on July 31, 2007, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund's investment objectives are capital appreciation and capital preservation. The Fund seeks to achieve its investment objectives by implementing investment strategies that are intended to complement long-only investments in global equities and fixed income instruments. The Fund may have long or short exposure to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or hedge risks of market volatility). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equity securities or fixed income securities). In addition, the Fund is not restricted in its exposure to any particular market. The Fund may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). The Fund could be subject to material losses from a single investment. The Fund does not seek to control risk relative to a particular securities market index or benchmark. In addition, the Fund does not seek to outperform a particular securities market index or blend of market indices.

For the period July 31, 2007 through February 29, 2008, the Fund's Class VI shares were operational and for the period August 13, 2007 through February 29, 2008, the Fund's Class III shares were operational. Each class of shares bears a different level of shareholder service fees.

Shares of the Fund are not publicly offered and are principally available only to other funds of the Trust and certain accredited investors.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

9

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008 (Unaudited)

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

10

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008 (Unaudited)

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost

11

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008 (Unaudited)

for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. There were no loan agreements outstanding at the end of the period.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total

12

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008 (Unaudited)

return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

13

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008 (Unaudited)

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the period ended February 29, 2008, the Fund did not participate in securities lending.

Taxes

The Fund elected to be taxed as a partnership for federal income tax purposes. As a partnership, the Fund will not be subject to federal and state income tax. Instead, each shareholder is responsible for the tax liability or benefit related to his/her allocable share of taxable income or loss. Accordingly, no provision (benefit) for federal and state income taxes is reflected in the accompanying financial statements.

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$600,472,829	$72,150	$—	$72,150

Distributions

The Fund does not intend to make any distributions to its shareholders but may do so at the sole discretion of the Trustees.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

14

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008 (Unaudited)

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value

15

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008 (Unaudited)

in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.37% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.37% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the period ended February 29, 2008 was $2,048 and $1,997, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 29, 2008 aggregated $0 and $0, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the

16

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008 (Unaudited)

view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 78.48% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Two of the shareholders are other funds of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, there were no shares held by related parties, and all of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from August 13, 2007, (commencement of operations) through February 29, 2008
Class III:	Shares	Amount
Shares sold	4,137,904	$85,973,660
Shares issued to shareholders in reinvestment of distributions	—	—
Shares repurchased	—	—
Net increase (decrease)	4,137,904	$85,973,660
	Period from July 31, 2007, (commencement of operations) through February 29, 2008
Class VI:	Shares	Amount
Shares sold	30,240,773	$602,709,982
Shares issued to shareholders in reinvestment of distributions	—	—
Shares repurchased	(2,433,587)	(52,022,749)
Net increase (decrease)	27,807,186	$550,687,233

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Special Situations Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Special Situations Fund (the "Fund") at February 29, 2008, the results of its operations for the period then ended, the changes in its net assets for the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

18

GMO Special Situations Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.53%	$1,000.00	$1,035.00	$2.68
2) Hypothetical	0.53%	$1,000.00	$1,022.23	$2.66
Class VI
1) Actual	0.43%	$1,000.00	$1,035.40	$2.18
2) Hypothetical	0.43%	$1,000.00	$1,022.73	$2.16

*  Expenses are calculated using the annualized expense ratio for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

19

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

20

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Country Debt Fund returned +5.1% for the fiscal year ended February 29, 2008, as compared to +5.5% for the JPMorgan Emerging Markets Bond Index Global (EMBIG).

The Fund underperformed the benchmark during the fiscal year by 0.4%. EMBIG spreads over U.S. Treasuries widened 119 basis points to 306 basis points, while the yield on the 10-year U.S. Treasury bond fell by 105 basis points to 3.51%. The EMBIG return of +5.5% was less than its average yield of 6.6% due to the net effect of the two components of return.

The biggest gainers of the fiscal year were Ivory Coast (+53.0%), Ecuador (+26.4%), and Iraq (+23.0%). The worst performing countries for the year were Argentina (-18.9%), Venezuela (-9.7%), and Pakistan (-3.9%). Latin American countries underperformed those outside the region, +4.0% to +7.1%.

Market selection subtracted value, primarily from the Argentina and Uruguay overweights and Malaysia underweight. Overweighting Ivory Coast and underweighting Venezuela partially offset these effects. Security selection added 21 basis points of positive alpha in total. The largest contribution came from the Republic of Congo defaulted bank loans that were restructured into performing global bonds in December. Credit default swap protection helped in Turkey and Brazil, and bond selection was positive in Pakistan and Ecuador.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Emerging Country Debt Fund Class III Shares and the JPMorgan Emerging Markets Bond Index Global As of February 29, 2008

$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
4.28%
16.82%
13.33%
Class IV
4.34%
16.86%
13.42%
$34,964,620
$25,532,090
$25,197,700
2/28/98
$9,950,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
GMO Emerging Country Debt Fund
JPMorgan Emerging Markets Bond Index Global
JPMorgan Emerging Markets Bond Index Global +*

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class IV shares will vary due to different fees.

*  JPMorgan EMBIG + represents the JPMorgan EMBI+ prior to 12/31/99 and the JPMorgan EMBIG thereafter. The Manager changed the benchmark due to the belief that the EMBIG is more diversified and representative of the universe of emerging country debt.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	105.4%
Loan Participations	5.1
Options Purchased	3.7
Short-Term Investments	2.9
Loan Assignments	1.7
Swaps	0.8
Rights and Warrants	0.7
Promissory Notes	0.3
Futures	(0.0)
Forward Currency Contracts	(0.4)
Written Options	(0.8)
Reverse Repurchase Agreements	(19.9)
Other	0.5
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Country / Region Summary**	% of Investments
Russia	13.4%
Mexico	12.5
Brazil	11.1
Turkey	8.8
Philippines	6.3
Colombia	5.4
Argentina	5.1
Venezuela	5.0
Uruguay	4.9
Ukraine	3.3
Africa	2.3
Indonesia	2.2
Ecuador	1.8
El Salvador	1.7
Ivory Coast	1.6
Dominican Republic	1.6
South Africa	1.5
Vietnam	1.5
Iraq	0.9
Qatar	0.8
Jamaica	0.7
Kazakhstan	0.7
South Korea	0.7
Peru	0.6
Gabon	0.6
Egypt	0.6
Pakistan	0.6
Aruba	0.5
Panama	0.4
Serbia	0.4
India	0.4
Poland	0.3
Chile	0.3
Bosnia	0.3
Guatemala	0.3
Tunisia	0.2
Costa Rica	0.2
Trinidad	0.2
China	0.1
Thailand	0.1
Belize	0.1
Nicaragua	0.1
Malaysia	0.1
Lebanon	(0.1)
Sri Lanka	(0.1)
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 99.3%
		Argentina — 10.6%
		Foreign Government Obligations
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, Variable Rate, 3.00%, due 05/15/35	3,352,500
USD	24,087	Republic of Argentina, 8.28%, due 12/31/33	18,330
USD	45,719,999	Republic of Argentina Capitalization Bond, Series 2031, 12.00%, due 06/19/31 (a)	15,087,600
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, Variable Rate, 6 mo. LIBOR + .81%, 5.44%, due 03/31/23 (a)	16,000,000
DEM	3,830,000	Republic of Argentina Discount Bond, Variable Rate, 6 mo. DEM LIBOR + .81%, 3.00%, due 03/31/23 (a)	1,486,457
EUR	214,800,000	Republic of Argentina GDP Linked, Variable Rate, 1.26%, due 12/15/35 (b)	36,359,996
USD	71,474	Republic of Argentina GDP Linked, Variable Rate, 1.32%, due 12/15/35 (b)	8,791
ARS	28,000,000	Republic of Argentina GDP Linked, Variable Rate, 1.38%, due 12/15/35 (b) (c)	704,397
DEM	5,000,000	Republic of Argentina Global Bond, 9.00%, due 11/19/08 (a) (c)	1,125,516
ARS	5,999,662	Republic of Argentina Global Bond, 2.00%, due 02/04/18 (c)	1,951,480
USD	26,545,000	Republic of Argentina Global Bond, 12.13%, due 02/25/19 (a)	8,494,400
USD	6,931,000	Republic of Argentina Global Bond, 12.00%, due 02/01/20 (a)	2,217,920
USD	13,540,000	Republic of Argentina Global Bond, 8.88%, due 03/01/29 (a)	4,332,800
USD	31,390,000	Republic of Argentina Global Bond, EMTN, Reg. S, Variable Rate, 3 mo. LIBOR + .58%, 10.29%, due 04/06/04 (a)	10,044,800
USD	198,230	Republic of Argentina Global Bond, Series 2008, Step Up, 15.50%, due 12/19/08 (a)	65,416
USD	28,054,525	Republic of Argentina Global Bond, Series 2018, 12.25%, due 06/19/18 (a)	9,257,993
USD	8,000,000	Republic of Argentina Global Bond, Series BT04, 9.75%, due 09/19/27 (a)	2,640,000
DEM	20,000,000	Republic of Argentina Global Bond, Series DM, 5.87%, due 03/31/23 (a)	7,762,178
EUR	3,500,000	Republic of Argentina Global Bond, Series FEB, Step Down, 8.00%, due 02/26/08 (a)	1,663,133
ARS	28,000,000	Republic of Argentina Global Bond, Step Up, 0.63%, due 12/31/38 (c)	2,888,859
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23 (a)	7,500,000
USD	2,000,000	Republic of Argentina Pro 4, 2.00%, due 12/28/10 (a)	319,800
USD	7,211,000	Republic of Argentina, Series BGLO, 8.38%, due 12/20/03 (a)	2,379,630
USD	46,000,000	Republic of Argentina, Series F, 0.00%, due 10/15/04 (a)	11,500,000
EUR	284,000,000	Republic of Argentina, Step Up, 1.20%, due 12/31/38	149,179,492
USD	17,000,000	Republic of Argentina, Step Up, 1.33%, due 12/31/38 (d)	5,635,500
		Total Argentina	301,976,988

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value		Description	Value ($)
		Aruba — 1.2%
		Foreign Government Obligations
USD	5,000,000	Government of Aruba, 6.19%, due 10/30/12	5,000,000
USD	3,500,000	Government of Aruba, 6.71%, due 10/15/13	3,605,000
USD	3,752,000	Government of Aruba, 6.80%, due 04/02/14	3,752,000
USD	20,000,000	Government of Aruba, Reg S, 6.40%, due 09/06/15	20,400,000
		Total Aruba	32,757,000
		Belize — 0.1%
		Foreign Government Obligations
USD	4,023,400	Government of Belize, Reg S, Step Up, 4.25%, due 02/20/29	2,937,082
		Bosnia & Herzegovina — 0.5%
		Foreign Government Obligations
DEM	23,224,480	Bosnia & Herzegovina, Series A, Step Up, Variable Rate, 6 mo. DEM LIBOR + .81%, 5.65%, due 12/11/17	14,692,212
		Brazil — 4.6%
		Foreign Government Obligations
USD	10,100,000	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	10,100,000
USD	395,455	Brazilian Government International Exit Bonds Odd Lot, 6.00%, due 09/15/13	395,455
EUR	8,000,000	Republic of Brazil, 8.50%, due 09/24/12	13,513,964
USD	12,500,000	Republic of Brazil, 8.00%, due 01/15/18 (d)	14,156,250
USD	14,000,000	Republic of Brazil, 8.75%, due 02/04/25 (d)	17,325,000
USD	64,000,000	Republic of Brazil, 8.25%, due 01/20/34 (d)	76,960,000
		Total Brazil	132,450,669
		China — 0.3%
		Foreign Government Obligations
USD	7,500,000	China Government International Bond, 6.80%, due 05/23/11	8,330,142

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value		Description	Value ($)
		Colombia — 0.5%
		Foreign Government Obligations
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	9,280,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28	4,921,000
		Total Colombia	14,201,000
		Congo Republic (Brazzaville) — 2.1%
		Foreign Government Obligations
USD	109,865,600	Republic of Congo, 2.50%, due 06/30/29	59,327,424
		Costa Rica — 0.3%
		Foreign Government Obligations
USD	3,000,000	Republic of Costa Rica, Reg S, 8.05%, due 01/31/13	3,307,500
USD	3,710,000	Republic of Costa Rica, Reg S, 10.00%, due 08/01/20	4,850,825
		Total Costa Rica	8,158,325
		Dominican Republic — 2.3%
		Asset-Backed Securities — 0.4%
USD	12,941,042	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	12,682,221
		Foreign Government Obligations — 1.9%
USD	1,231,853	Dominican Republic Bond, Variable Rate, 6 mo. LIBOR + .81%, 3.88%, due 08/30/09	1,228,773
USD	42,557,000	Dominican Republic Bond, Variable Rate, 6 mo. LIBOR + .81%, 5.72%, due 08/30/24	42,450,608
USD	9,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	9,810,000
			53,489,381
		Total Dominican Republic	66,171,602

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value		Description	Value ($)
		Ecuador — 1.8%
		Foreign Government Obligations
USD	47,087,000	Republic of Ecuador, 10.00%, due 08/15/30 (d)	46,145,260
USD	2,349,332	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, Variable Rate, 6 mo. LIBOR + .81%, 3.88%, due 02/27/15 (c)	1,825,666
USD	2,000,000	Republic of Ecuador, Reg S, 9.38%, due 12/15/15 (d)	2,045,000
		Total Ecuador	50,015,926
		Egypt — 0.1%
		Corporate Debt
USD	1,698,396	Petroleum Export, 144A, 5.27%, due 06/15/11	1,694,150
		El Salvador — 1.4%
		Foreign Government Obligations
USD	37,000,000	Republic of El Salvador, Reg S, 7.65%, due 06/15/35	39,775,000
		Gabon — 0.8%
		Foreign Government Obligations
USD	21,000,000	Gabonese Republic, 144A, 8.20%, due 12/12/17	22,023,750
		Grenada — 0.1%
		Foreign Government Obligations
USD	6,000,000	Government of Grenada, Reg S, Step Up, 1.00%, due 09/15/25	3,240,000
		Guatemala — 0.3%
		Foreign Government Obligations
USD	6,750,000	Republic of Guatemala, Reg S, 8.13%, due 10/06/34	7,897,500
		Indonesia — 1.3%
		Corporate Debt — 1.0%
USD	31,000,000	Majapahit Holding BV, 144A, 7.88%, due 06/29/37 (d)	28,830,000
		Foreign Government Obligations — 0.3%
USD	8,000,000	Republic of Indonesia, 144A, 7.75%, due 01/17/38	8,380,000
		Total Indonesia	37,210,000

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value		Description	Value ($)
		Iraq — 0.4%
		Foreign Government Obligations
USD	16,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	11,700,000
		Ivory Coast — 1.9%
		Foreign Government Obligations
FRF	37,500,000	Ivory Coast Discount Bond, Series FRF, Variable Rate, Step Up, 3.00%, due 03/31/28 (a)	3,862,163
FRF	85,905,000	Ivory Coast FLIRB, Series FRF, Variable Rate, Step Up, 2.50%, due 03/29/18 (a)	6,759,844
USD	69,850,000	Ivory Coast FLIRB, Variable Rate, Step Up, 3.00%, due 03/30/18 (a)	24,447,500
FRF	256,889,500	Ivory Coast PDI, Series FRF, Variable Rate, Step Up, 1.90%, due 03/30/18 (a)	20,214,574
		Total Ivory Coast	55,284,081
		Jamaica — 0.7%
		Corporate Debt — 0.4%
USD	12,000,000	Air Jamaica Ltd., Reg S, 9.38%, due 07/08/15	12,720,000
		Foreign Government Obligations — 0.3%
USD	9,000,000	Government of Jamaica, 8.00%, due 03/15/39	8,640,000
		Total Jamaica	21,360,000
		Malaysia — 1.1%
		Corporate Debt
MYR	45,000,000	Transshipment Megahub Berhad, Series C, 5.45%, due 11/03/09	14,220,535
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/03/12	16,638,754
		Total Malaysia	30,859,289
		Mexico — 8.1%
		Corporate Debt — 3.9%
GBP	7,689,000	Pemex Project Funding Master Trust, EMTN, 7.50%, due 12/18/13	15,679,486
EUR	30,000,000	Pemex Project Funding Master Trust, Reg S, 6.38%, due 08/05/16	46,906,281

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value		Description	Value ($)
		Corporate Debt — continued
EUR	26,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25	35,805,568
ITL	16,955,000,000	Petroleos Mexicanos, EMTN, Variable Rate, 12 mo. EUR LIBOR, 7.12%, due 03/04/08	13,260,487
			111,651,822
		Foreign Government Obligations — 4.2%
USD	58,000,000	United Mexican States, 6.05%, due 01/11/40 (d)	57,420,000
GBP	29,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	61,089,567
			118,509,567
		Total Mexico	230,161,389
		Nicaragua — 0.2%
		Foreign Government Obligations
USD	6,173,169	Republic of Nicaragua BPI, Series E, 5.00%, due 02/01/11	5,442,451
		Pakistan — 0.6%
		Foreign Government Obligations
USD	20,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	17,800,000
		Peru — 4.2%
		Asset-Backed Securities — 0.2%
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., 144A, 0.00%, due 05/31/25	4,669,500
		Foreign Government Obligations — 4.0%
USD	20,217,000	Peru FLIRB, Series 20 Yr., Variable Rate, Step Up, 6.44%, due 03/07/17	20,166,458
USD	25,000,000	Peru Par Bond, Series 30 Yr., Step Up, 3.00%, due 03/07/27	20,000,000
USD	1,726,769	Peru Trust II, Series 98-A LB, 0.00%, due 02/28/16	1,396,438
USD	4,748,850	Peru Trust, Series 97-I-P, Class A3, 0.00%, due 12/31/15	3,231,592
USD	2,011,034	Racers, Series 1998 I-P, 0.00%, due 03/10/16	1,330,419
USD	5,000,000	Republic of Peru, 7.35%, due 07/21/25	5,600,000

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value		Description	Value ($)
		Foreign Government Obligations — continued
USD	40,381,000	Republic of Peru Discount Bond, Variable Rate, 6 mo. LIBOR + .81%, 6.44%, due 03/07/27	40,280,048
EUR	13,700,000	Republic of Peru Global Bond, 7.50%, due 10/14/14	22,371,033
			114,375,988
		Total Peru	119,045,488
		Philippines — 6.0%
		Corporate Debt — 1.8%
USD	6,000,000	National Power Corp., 9.88%, due 03/16/10	6,540,000
USD	31,600,000	National Power Corp., 9.63%, due 05/15/28	37,209,000
USD	8,500,000	National Power Corp., Global Bond, 8.40%, due 12/15/16	9,388,165
			53,137,165
		Foreign Government Obligations — 4.2%
USD	59,501,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	69,318,665
EUR	12,000,000	Republic of Philippines, 9.13%, due 02/22/10	19,425,640
USD	27,843,000	Republic of Philippines, 8.38%, due 02/15/11 (d)	30,383,674
			119,127,979
		Total Philippines	172,265,144
		Poland — 0.6%
		Foreign Government Obligations
USD	10,000,000	Delphes Co. No. 2 Ltd., EMTN, Reg S, 7.75%, due 05/05/09	10,536,480
USD	6,000,000	Poland Government International Bond, 6.25%, due 07/03/12	6,618,000
		Total Poland	17,154,480
		Qatar — 0.5%
		Foreign Government Obligations
USD	10,000,000	State of Qatar, Reg S, 9.75%, due 06/15/30	15,575,000

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value		Description	Value ($)
		Russia — 15.3%
		Corporate Debt — 9.4%
EUR	40,000,000	Gaz Capital (Gazprom), EMTN, 5.36%, due 10/31/14	54,805,215
EUR	38,000,000	Gaz Capital (Gazprom), EMTN, Reg S, 5.88%, due 06/01/15	53,651,421
EUR	21,000,000	Gaz Capital (Gazprom), Reg S, 5.44%, due 11/02/17	27,138,829
USD	14,553,795	Gazprom International SA, Reg S, 7.20%, due 02/01/20	14,935,832
USD	31,433,816	Gazstream SA, Reg S, 5.63%, due 07/22/13 (d)	31,314,211
USD	50,000,000	RSHB Capital SA, 144A, 6.30%, due 05/15/17	46,640,000
USD	14,000,000	RSHB Capital SA, Reg S, 7.18%, due 05/16/13 (d)	14,332,500
USD	8,000,000	Sberbank Capital SA, EMTN, 6.48%, due 05/15/13	8,115,040
USD	19,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	17,739,236
			268,672,284
		Foreign Government Obligations — 5.9%
USD	146,017,921	Russian Federation, Reg S, Step Up, 7.50%, due 03/31/30 (d)	167,007,998
		Total Russia	435,680,282
		Serbia — 0.5%
		Foreign Government Obligations
USD	14,966,026	Republic of Serbia, Reg S, Step Up, 3.75%, due 11/01/24	14,030,649
		South Africa — 1.3%
		Foreign Government Agency — 0.1%
ZAR	163,000,000	Eskom Holdings Ltd., 0.00%, due 12/31/32	2,018,866
		Foreign Government Obligations — 1.2%
USD	8,000,000	Republic of South Africa, 5.88%, due 05/30/22	7,520,000
EUR	20,000,000	Republic of South Africa, EMTN, 4.50%, due 04/05/16	27,144,522
			34,664,522
		Total South Africa	36,683,388
		Sri Lanka — 0.6%
		Foreign Government Obligations
USD	19,000,000	Republic of Sri Lanka, 144A, 8.25%, due 10/24/12	16,910,000

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value		Description	Value ($)
		Thailand — 0.2%
		Corporate Debt
USD	5,000,000	PTT Public Co. Ltd., 5.75%, due 08/01/14	5,186,645
		Trinidad & Tobago — 0.5%
		Corporate Debt
USD	8,000,000	First Citizens St. Lucia, Reg S, 5.13%, due 02/14/11	8,153,680
USD	7,000,000	First Citizens St. Lucia, Reg S, 5.46%, due 02/01/12	7,207,480
		Total Trinidad & Tobago	15,361,160
		Tunisia — 0.1%
		Foreign Government Agency
JPY	360,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	3,846,376
		Turkey — 2.5%
		Foreign Government Obligations
USD	18,000,000	Republic of Turkey, 7.38%, due 02/05/25 (d)	18,337,500
USD	56,000,000	Republic of Turkey, 6.88%, due 03/17/36 (d)	51,660,000
		Total Turkey	69,997,500
		Ukraine — 4.7%
		Foreign Government Agency — 0.7%
USD	9,000,000	Credit Suisse First Boston, The EXIM of Ukraine, 6.80%, due 10/04/12	8,719,200
USD	10,000,000	Dresdner Kleinwort Wasserstein for CJSC, The EXIM of Ukraine, 7.75%, due 09/23/09	10,163,000
			18,882,200
		Foreign Government Obligations — 4.0%
USD	18,000,000	City of Kyiv, 144A, 8.25%, due 11/26/12	18,275,040
CHF	100,000,000	Ukraine Government, 3.50%, due 09/15/18	96,121,538
			114,396,578
		Total Ukraine	133,278,778

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value		Description	Value ($)
		United Kingdom — 0.0%
		Asset-Backed Securities
GBP	108,878	RMAC, Series 03-NS2A, Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .40%, 7.03%, due 09/12/35	216,302
		United States — 8.6%
		Asset-Backed Securities — 8.3%
USD	4,000,000	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 3.60%, due 05/15/24	2,600,000
USD	45,000,000	Chase Issuance Trust, Series 06-A5, Class A, Variable Rate, 1 mo. LIBOR + .02%, 3.14%, due 11/15/13	43,705,791
USD	283,547	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .34%, 3.48%, due 10/25/34	226,837
USD	1,373,706	CHYPS CBO, Series 97-1A, Class A2A, 144A, 6.72%, due 01/15/10	259,163
USD	12,797,011	Citigroup Mortgage Loan Trust, Inc., Series 05-HE3, Class A2C, 3.40%, due 09/25/35	12,738,144
USD	1,967,889	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .44%, 3.58%, due 10/25/30	1,885,712
USD	32,584,560	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, Variable Rate, 1 mo. LIBOR + .24%, 3.36%, due 12/15/35	24,243,238
USD	22,730,306	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, Variable Rate, 1 mo. LIBOR + .24%, 3.36%, due 12/15/35	17,363,453
USD	19,350,214	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, Variable Rate, 1 mo. LIBOR + .20%, 3.32%, due 05/15/36	13,078,422
USD	8,041,471	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, Variable Rate, 1 mo. LIBOR + .35%, 3.49%, due 11/25/35	6,918,000
USD	761,560	Golden Securities Corp., Series 03-A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 3.56%, due 12/02/13	759,739
USD	25,765,628	Greenpoint Mortgage Funding Trust, Series 07-HE1, Class A1, Variable Rate, 1 mo. LIBOR + .15%, 3.29%, due 12/13/32	18,035,940
USD	11,281,095	GSAMP Trust, Series 05-HE6, Class A2B, 3.33%, due 11/25/35	9,588,930
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, Variable Rate, 1 mo. LIBOR + .23%, 3.37%, due 05/25/37	5,993,075
USD	10,000,000	IXIS Real Estate Capital Trust, Series 06-HE2, Class A3, 3.30%, due 08/25/36	8,707,000
USD	4,031,252	Master Asset-Backed Securities Trust, Series 06-FRE1, Class A2, Variable Rate, 1 mo. LIBOR + .12%, 3.26%, due 12/25/35	3,910,315

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value		Description	Value ($)
		Asset-Backed Securities — continued
USD	13,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, Variable Rate, 1 mo. LIBOR + .16%, 3.28%, due 10/25/36	8,840,000
USD	13,000,000	Morgan Stanley ABS Capital I, Series 06-NC3, Class A2C, Variable Rate, 1 mo. LIBOR + .17%, 3.31%, due 03/25/36	10,725,000
USD	10,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, Variable Rate, 3 mo. LIBOR + .45%, 5.38%, due 12/20/09	9,455,000
USD	15,000,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 3.27%, due 11/25/36	11,475,000
USD	15,200,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, Variable Rate, 1 mo. LIBOR + .22%, 3.36%, due 11/25/36	10,384,640
USD	12,868,000	Option One Mortgage Loan Trust, Series 06-3, Class 2A4, Variable Rate, 1 mo. LIBOR + .22%, 3.36%, due 02/25/37	8,364,200
USD	178,329	Quest Trust, Series 03-X4A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .43%, 3.57%, due 12/25/33	151,579
USD	2,656,171	SHYPPCO Finance Co., LLC, Series 1I, Class A2B, 6.64%, due 06/15/10	2,523,362
USD	8,000,000	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, Variable Rate, 1 mo. LIBOR + .36%, 3.50%, due 04/25/37	4,405,285
			236,337,825
		U.S. Government — 0.3%
USD	5,000,000	U.S. Treasury Note, 2.63%, due 05/15/08 (d) (e)	5,007,031
USD	5,000,000	U.S. Treasury Note, 4.13%, due 08/15/08 (e)	5,050,781
			10,057,812
		Total United States	246,395,637
		Uruguay — 5.4%
		Foreign Government Obligations
EUR	2,000,000	Republic of Uruguay, 7.00%, due 06/28/19	3,218,478
USD	11,500,000	Republic of Uruguay, 8.00%, due 11/18/22	12,402,750
USD	83,651,571	Republic of Uruguay, 7.63%, due 03/21/36	85,951,989
USD	21,745,700	Republic of Uruguay, PIK, 7.88%, due 01/15/33	23,050,442
USD	400,000	Republica Orient Uruguay, 7.25%, due 05/04/14	400,440
EUR	10,000,000	Republica Orient Uruguay, 6.88%, due 01/19/16	15,371,269
JPY	1,483,200,000	Republica Orient Uruguay, Series 3BR, Step Up, 2.50%, due 03/14/11	12,706,209
		Total Uruguay	153,101,577

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value		Description	Value ($)
		Venezuela — 6.1%
		Foreign Government Agency — 0.3%
USD	16,000,000	Petroleos De Venezuela, 5.38%, due 04/12/27 (d)	9,624,000
		Foreign Government Obligations — 5.8%
EUR	30,000,000	Republic of Venezuela, 11.00%, due 03/05/08	45,430,639
EUR	8,400,000	Republic of Venezuela, 11.13%, due 07/25/11	13,645,132
EUR	12,000,000	Republic of Venezuela, 7.00%, due 03/16/15	16,213,842
USD	4,000,000	Republic of Venezuela, 6.00%, due 12/09/20	3,070,000
USD	74,300,000	Republic of Venezuela, 7.65%, due 04/21/25 (d)	63,340,750
USD	12,000,000	Republic of Venezuela, 9.38%, due 01/13/34 (d)	11,760,000
USD	14,000,000	Republic of Venezuela, 7.00%, due 03/31/38	10,360,000
USD	1,434,783	Republic of Venezuela DCB IL, Variable Rate, 6 mo. LIBOR + .88%, 5.75%, due 12/18/08	1,434,783
			165,255,146
		Total Venezuela	174,879,146
		Vietnam — 0.9%
		Foreign Government Obligations
USD	4,000,000	Socialist Republic of Vietnam, Series 30 Yr., Variable Rate, 6.31%, due 03/13/28	3,880,000
USD	19,750,000	Vietnam Par Bond, Series 30 Yr., Step Up, 4.00%, due 03/12/28	16,787,500
USD	4,434,783	Vietnam PDI, Series 18 Yr., Variable Rate, Step Up, 6.31%, due 03/12/16	4,390,435
		Total Vietnam	25,057,935
		TOTAL DEBT OBLIGATIONS (COST $2,774,809,036)	2,830,131,467
		LOAN ASSIGNMENTS — 1.7%
		Indonesia — 1.0%
JPY	172,800,002	Republic of Indonesia Loan Agreement, 6 mo. JPY LIBOR + .88%, 1.58%, due 03/28/13	1,617,557
USD	3,694,761	Republic of Indonesia Loan Agreement, dated January 1, 1994, 3 mo. LIBOR + .88%, 6.23%, due 03/29/13	3,620,866
USD	3,775,200	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR + .88%, 6.25%, due 12/14/19	3,586,440

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value		Description	Value ($)
		Indonesia — continued
USD	3,775,200	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR + .88%, 6.25%, due 12/14/19	3,586,440
USD	5,033,600	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR + .88%, 6.25%, due 12/14/19	4,781,920
USD	2,947,139	Republic of Indonesia Loan Agreement, dated September 29, 1994, 7.24%, due 12/01/19	2,740,839
USD	940,891	Republic of Indonesia Loan Agreement, dated September 29, 1994, 7.83%, due 12/01/19	875,029
USD	2,765,778	Republic of Indonesia Loan Agreement, dated September 29, 1994, Variable Rate, 6.31%, due 12/01/19	2,572,174
EUR	3,262,131	Republic of Indonesia, Indonesia Paris Club Debt *	3,999,066
		Total Indonesia	27,380,331
		Russia — 0.2%
USD	3,955,201	Russia Foreign Trade Obligations * (c)	5,579,241
DEM	45,916	Russia Foreign Trade Obligations * (c)	33,648
FIM	1,740,000	Russia Foreign Trade Obligations * (c)	443,157
GBP	14,162	Russia Foreign Trade Obligations * (c)	37,529
USD	265,723	Russia Foreign Trade Obligations * (c)	368,098
USD	80,572	Russia Foreign Trade Obligations * (c)	109,810
		Total Russia	6,571,483
		Vietnam — 0.5%
USD	16,000,000	Vietnam Shipbuilding Industry Group Loan Agreement, 6 mo. LIBOR + .15%, 6.89%, due 06/26/15	15,440,000
		TOTAL LOAN ASSIGNMENTS (COST $41,359,204)	49,391,814
		LOAN PARTICIPATIONS — 5.1%
		Egypt — 0.1%
CHF	5,645,535	Paris Club Loan Agreement (Participation with Standard Chartered Bank), 0.00%, due 01/03/24 *	3,791,501

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value		Description	Value ($)
		Indonesia — 1.8%
USD	464,640	Republic of Indonesia Loan Agreement (Participation with Citibank), 3 mo. LIBOR + .88%, 6.25%, due 12/14/19	441,408
USD	464,640	Republic of Indonesia Loan Agreement (Participation with Citibank), 3 mo. LIBOR + .88%, 6.25%, due 12/14/19	441,408
USD	619,520	Republic of Indonesia Loan Agreement (Participation with Citibank), 3 mo. LIBOR + .88%, 6.25%, due 12/14/19	588,544
USD	18,838,919	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + .88%, 6.20%, due 09/29/19	17,190,513
JPY	1,021,596,248	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 0.88%, 1.58%, due 03/29/13	9,636,773
USD	23,573,762	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 1.25%, 6.61%, due 02/12/13	21,687,861
		Total Indonesia	49,986,507
		Iraq — 1.2%
JPY	4,926,803,587	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	29,573,151
JPY	643,772,123	Republic of Iraq Paris Club Loan, T Chatani (Participation with Deutsche Bank), due 01/01/28	3,787,405
		Total Iraq	33,360,556
		Poland — 0.3%
JPY	999,999,985	Poland Paris Club Debt (Participation with Deutsche Bank), 2.22%, due 03/31/09	9,768,313
		Russia — 0.8%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd) * (c)	21,784,942
		Vietnam — 0.9%
JPY	3,015,866,610	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), Variable Rate, 6 mo. JPY LIBOR + .71%, 1.31%, due 09/01/17	26,126,480
		TOTAL LOAN PARTICIPATIONS (COST $127,322,899)	144,818,299

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Par Value / Principal Amount		Description	Value ($)
		PROMISSORY NOTES — 0.3%
		Dominican Republic — 0.1%
USD	1,186,200	Dominican Republic Promissory Notes, 0.00%, due 3/15/2008	1,183,234
USD	1,089,012	Dominican Republic Promissory Notes, 0.00%, due 9/15/2009	975,755
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 9/15/2010	682,403
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 9/15/2011	636,637
		Total Dominican Republic	3,478,029
		Ghana — 0.0%
USD	5,312,500	Republic of Ghana Promissory Notes, 0.00%, due 8/9/2007 (a) (f)	531,250
		Nigeria — 0.2%
USD	33,450,000	Central Bank of Nigeria Promissory Notes, Series RC, 5.09%, due 1/5/2010	4,933,875
		TOTAL PROMISSORY NOTES (COST $30,341,429)	8,943,154
		OPTIONS PURCHASED — 3.7%
		Currency Options — 3.3%
EUR	50,000,000	EUR Put/TRY Call, Expires 01/15/09, Strike 2.44	15,522,619
EUR	45,000,000	EUR Put/TRY Call, Expires 05/02/08, Strike 2.10	7,591,407
EUR	45,000,000	EUR Put/TRY Call, Expires 10/31/08, Strike 2.45	15,962,639
EUR	23,000,000	EUR Put/TRY Call, Expires 12/12/08, Strike 2.49	8,259,484
TRY	44,000,000	TRY Call/CZK Put, Expires 04/23/08, Strike 13.32	540,170
USD	70,000,000	USD Put/BRL Call, Expires 04/30/08, Strike 2.44	29,654,823
USD	45,000,000	USD Put/BRL Call, Expires 12/09/08, Strike 2.40	15,486,815
		Total Currency Options	93,017,957
		Options on Interest Rates — 0.0%
TWD	1,849,200,000	TWD Interest Rate Cap Call Option, Expires 03/16/10, Strike 2.19%	257,945
TWD	1,849,200,000	TWD Interest Rate Floor Call Option, Expires 03/16/10, Strike 2.19%	125,024
		Total Options on Interest Rates	382,969

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Principal Amount / Shares		Description	Value ($)
		Options on Interest Rate Swaps — 0.4%
KRW	72,000,000,000	KRW Swaption Call, Expires 02/24/09, Strike 6.05%	3,510,000
KRW	50,000,000,000	KRW Swaption Call, Expires 03/21/11, Strike 5.64%	1,344,000
KRW	72,000,000,000	KRW Swaption Call, Expires 04/08/09, Strike 6.20%	3,900,960
KRW	90,000,000,000	KRW Swaption Call, Expires 04/27/09, Strike 5.42%	2,503,800
KRW	72,000,000,000	KRW Swaption Put, Expires 02/24/09, Strike 6.05%	50,400
KRW	50,000,000,000	KRW Swaption Put, Expires 03/21/11, Strike 5.64%	494,500
KRW	72,000,000,000	KRW Swaption Put, Expires 04/08/09, Strike 6.20%	41,040
KRW	90,000,000,000	KRW Swaption Put, Expires 04/27/09, Strike 5.42%	663,300
		Total Options on Interest Rate Swaps	12,508,000
		TOTAL OPTIONS PURCHASED (COST $42,613,568)	105,908,926
		MUTUAL FUNDS — 6.7%
		United States — 6.7%
		Affiliated Issuers
	5,854,092	GMO Short-Duration Collateral Fund	140,673,840
	21,409	GMO Special Purpose Holding Fund (c) (g)	26,976
	1,933,999	GMO World Opportunity Overlay Fund	49,665,090
		Total United States	190,365,906
		TOTAL MUTUAL FUNDS (COST $197,475,629)	190,365,906
		RIGHTS AND WARRANTS — 0.8%
		Mexico — 0.0%
	2,942,000	United Mexican States Value Recovery Rights, Series F, Expires 06/30/08 **	40,011
		Nigeria — 0.2%
	25,000	Central Bank of Nigeria Warrants, Expires 11/15/20 **	5,750,000
		Uruguay — 0.0%
	4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21 **	—

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	Venezuela — 0.6%
164,215	Republic of Venezuela Bond Warrants, Expires 04/15/20 **	5,952,794
262,360	Republic of Venezuela Recovery Warrants, Expires 04/15/20 **	9,510,550
	Total Venezuela	15,463,344
	TOTAL RIGHTS AND WARRANTS (COST $0)	21,253,355
	SHORT-TERM INVESTMENTS — 2.3%
	Money Market Funds — 1.3%
35,996,370	State Street Institutional Liquid Reserves Fund-Institutional Class	35,996,370
	Other Short-Term Investments — 1.0%
8,500,000	U.S. Treasury Bill, 1.78%, due 05/01/08 (e) (h)	8,474,509
16,500,000	U.S. Treasury Bill, 1.78%, due 06/19/08 (d) (e) (h)	16,411,626
5,000,000	U.S. Treasury Bill, 1.79%, due 07/24/08 (e) (h)	4,964,645
		29,850,780
	TOTAL SHORT-TERM INVESTMENTS (COST $65,751,163)	65,847,150
	TOTAL INVESTMENTS — 119.9% (Cost $3,279,672,928)	3,416,660,071
	Other Assets and Liabilities (net) — (19.9%)	(567,557,850)
	TOTAL NET ASSETS — 100.0%	$2,849,102,221

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales
4/01/08	CHF	100,000,000	$96,035,689	$(4,005,503)
4/15/08	EUR	78,400,000	118,866,966	(5,442,466)
3/25/08	GBP	35,000,000	69,451,200	(648,200)
4/22/08	JPY	11,000,000,000	106,192,562	(3,943,073)
			$390,546,417	$(14,039,242)

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
4/14/08	TRY	26,305,500	EUR	15,000,000	$1,494,591

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	19,326,389	Deutsche Bank, 3.15%, dated 06/15/07, to be repurchased on demand at face value plus accrued interest.	$(19,843,826)
EUR	18,440,864	J.P. Morgan Chase Bank, 4.15%, dated 10/12/07, to be repurchased on demand at face value plus accrued interest.	(20,100,623)
USD	10,702,274	Deutsche Bank, 3.15%, dated 10/18/07, to be repurchased on demand at face value plus accrued interest.	(10,868,769)
USD	25,388,889	Deutsche Bank, 3.30%, dated 01/10/08, to be repurchased on demand at face value plus accrued interest.	(25,518,654)
USD	46,414,500	Deutsche Bank, 4.90%, dated 01/14/08, to be repurchased on demand at face value plus accrued interest.	(46,622,463)
USD	24,920,000	Deutsche Bank, 3.30%, dated 01/31/08, to be repurchased on demand at face value plus accrued interest.	(24,986,246)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Reverse Repurchase Agreements — (Continued)

Face Value		Description	Market Value
USD	69,807,375	J.P. Morgan Chase Bank, 3.45%, dated 01/31/08, to be repurchased on demand at face value plus accrued interest.	$(70,001,381)
USD	19,819,000	J.P. Morgan Chase Bank, 3.20%, dated 01/31/08, to be repurchased on demand at face value plus accrued interest.	(19,870,089)
USD	7,045,995	J.P. Morgan Chase Bank, 3.65%, dated 01/31/08, to be repurchased on demand at face value plus accrued interest.	(7,066,712)
USD	28,283,371	J.P. Morgan Chase Bank, 3.74%, dated 02/06/08, to be repurchased on demand at face value plus accrued interest.	(28,347,997)
USD	43,304,375	Deutsche Bank, 3.30%, dated 02/11/08, to be repurchased on demand at face value plus accrued interest.	(43,375,827)
USD	9,681,044	Lehman Brothers, 3.50%, dated 02/11/08, to be repurchased on demand at face value plus accrued interest.	(9,696,104)
USD	20,081,944	Lehman Brothers, 3.60%, dated 02/11/08, to be repurchased on demand at face value plus accrued interest.	(20,114,076)
USD	14,164,583	Deutsche Bank, 3.30%, dated 02/13/08, to be repurchased on demand at face value plus accrued interest.	(14,184,060)
USD	111,424,505	Lehman Brothers, 3.50%, dated 02/13/08, to be repurchased on demand at face value plus accrued interest.	(111,532,834)
USD	14,650,076	Lehman Brothers, 3.50%, dated 02/14/08, to be repurchased on demand at face value plus accrued interest.	(14,662,895)
USD	2,044,375	Lehman Brothers, 3.35%, dated 02/14/08, to be repurchased on demand at face value plus accrued interest.	(2,046,087)
USD	17,288,542	Deutsche Bank, 3.25%, dated 02/15/08, to be repurchased on demand at face value plus accrued interest.	(17,305,710)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Reverse Repurchase Agreements — (Continued)

Face Value		Description	Market Value
USD	11,923,750	Deutsche Bank, 3.30%, dated 02/20/08, to be repurchased on demand at face value plus accrued interest.	$(11,933,587)
USD	24,697,465	J.P. Morgan Chase Bank, 3.40%, dated 02/26/08, to be repurchased on demand at face value plus accrued interest.	(24,702,130)
USD	24,148,438	Deutsche Bank, 3.10%, dated 02/27/08, to be repurchased on demand at face value plus accrued interest.	(24,150,517)
			$(566,930,587)

Average balance outstanding	$(449,808,013)
Average interest rate	4.87%
Maximum balance outstanding	$(646,459,210)
Average shares outstanding	275,618,010
Average balance per share outstanding	$(1.63)
Days outstanding	366

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Written Options

A summary of open written option contracts for the Fund at February 29, 2008 is as follows:

Currency Options

Principal Amount	Expiration Date	Description	Premiums	Market Value
$45,000,000	12/09/2008	BRL Call/USD USDPut Currency Option, Strike 2.14	$(590,625)	$(9,093,413)
70,000,000	04/30/2008	BRL Call/USD USDPut Currency Option, Strike 2.07	(1,470,000)	(14,339,495)
			$(2,060,625)	$(23,432,908)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
6,500,000	USD	3/20/2008	JP Morgan	(Pay)	0.44%	Petroleos Mexicanos
			Chase Bank				$(12,955)
100,000,000	USD	4/20/2008	JP Morgan Chase Bank	(Pay)	0.32%	United Mexican States	(116,931)
50,000,000	USD	5/4/2008	Deutsche Bank AG	(Pay)	1.80%	Government of Ukraine	(327,298)
5,000,000	USD	5/30/2008	JP Morgan Chase Bank	Receive	8.65%	Republic of Turkey	206,473
2,000,000	USD	9/20/2008	UBS AG	Receive	9.20%	Dominican Republic	171,514
10,000,000	USD	9/20/2008	Morgan Stanley	Receive	5.15%	Republic of Colombia	484,718
18,000,000	USD	11/20/2008	Deutsche Bank AG	Receive	1.50%	Credit of Uttam Galva Steels Limited	61,586
500,000,000	RUB	11/20/2008	JP Morgan Chase Bank	Receive	0.75%	Red Square CDO	(66,722)
9,000,000	USD	11/20/2008	Deutsche Bank AG	Receive	4.77%	Republic of Colombia	390,588
14,000,000	USD	12/20/2008	Deutsche Bank AG	(Pay)	0.79%	Korean Deposit Insurance Corporation	(42,848)
5,000,000	USD	3/20/2009	JP Morgan Chase Bank	Receive	2.85%	Republic of Peru	182,541
10,000,000	USD	3/20/2009	JP Morgan Chase Bank	Receive	4.30%	Republic of Philippines	423,939
10,000,000	USD	4/17/2009	Deutsche Bank AG	Receive	3.90%	Gazprom Loan Facility	375,619
10,000,000	USD	4/17/2009	Lehman Brothers	(Pay)	3.90%	Gazprom OAO	(375,619)
20,000,000	USD	4/20/2009	JP Morgan Chase Bank	(Pay)	0.43%	Republic of Brazil	(8,991)
8,617,782	USD	6/6/2009	Deutsche Bank AG	Receive	1.85%	Deutsche Bank Loan to Ukrnafta	(41,604)
7,000,000	USD	8/5/2009	Deutsche Bank AG	Receive	4.85%	Government of Ukraine	315,727
10,000,000	USD	9/20/2009	JP Morgan Chase Bank	(Pay)	0.97%	Gazprom OAO	114,375
100,000,000	CHF	9/20/2009	Morgan Stanley	(Pay)	0.78%	Government of Ukraine	1,166,553
849,572,575	RUB	11/5/2009	Deutsche Bank AG	Receive	1.45%	Russia Post Office	(690,029)
10,000,000	USD	11/20/2009	JP Morgan Chase Bank	(Pay)	0.90%	United Mexican States	(88,980)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
10,000,000	USD	11/20/2009	JP Morgan	(Pay)	0.88%	United Mexican States
			Chase Bank				$(85,038)
25,000,000	USD	12/29/2009	Deutsche Bank AG	Receive	2.25%	Videocon Loan Facility	189,291
7,000,000	USD	2/5/2010	Deutsche Bank AG	Receive	4.85%	Government of Ukraine	394,236
12,000,000	USD	3/5/2010	Deutsche Bank AG	Receive	9.10%	Republic of Turkey	2,335,884
18,000,000	USD	3/20/2010	Morgan Stanley	Receive	0.75%	United Mexican States	118,525
3,000,000	USD	3/29/2010	JP Morgan Chase Bank	Receive	4.70%	Arab Republic of Egypt	245,112
85,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	2.10%	Reference security within CDX Index	(1,805,542)
36,000,000	USD	6/20/2010	Lehman Brothers	(Pay)	2.10%	Reference security within CDX Index	(764,700)
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	4.00%	Republic of Argentina	(109,008)
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	3.87%	Republic of Argentina	(72,447)
150,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	1.47%	Republic of Brazil	(2,405,670)
10,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.77%	Republic of Argentina	11,386
6,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.80%	Republic of Argentina	2,654
140,000,000	USD	7/20/2010	UBS AG	(Pay)	0.89%	Republic of Turkey	2,194,351
5,000,000	USD	7/23/2010	Deutsche Bank AG	Receive	4.56%	Government of Ukraine	294,931
7,000,000	USD	8/5/2010	Deutsche Bank AG	Receive	4.90%	Government of Ukraine	461,089
3,000,000	USD	8/25/2010	Deutsche Bank AG	Receive	3.40%	Deutsche Bank Loan to Ukrtelekom	(69,467)
50,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.97%	Gazprom OAO	1,351,680
35,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.70%	Republic of Philippines	814,436
20,000,000	USD	10/18/2010	JP Morgan Chase Bank	Receive	2.00%	VTB Leasing	(600,840)
5,000,000	USD	10/25/2010	Deutsche Bank AG	Receive	4.60%	Government of Ukraine	374,057
10,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.57%	Republic of Argentina	104,842
5,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.43%	Republic of Argentina	71,682

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
5,000,000	USD	1/25/2011	Deutsche Bank AG	Receive	4.63%	Government of Ukraine	$335,401
7,000,000	USD	2/7/2011	Deutsche Bank AG	Receive	4.95%	Government of Ukraine	523,831
5,000,000	USD	2/20/2011	Morgan Stanley	(Pay)	2.80%	Republic of Argentina	204,036
3,000,000	USD	2/25/2011	Deutsche Bank AG	Receive	3.50%	Deutsche Bank Loan to Ukrtelekom	(88,131)
8,000,000	USD	3/20/2011	Citigroup	(Pay)	3.70%	Republic of Iraq	377,900
8,000,000	USD	3/20/2011	UBS AG	(Pay)	3.55%	Republic of Iraq	302,614
5,000,000	USD	4/26/2011	Deutsche Bank AG	Receive	4.66%	Government of Ukraine	410,130
10,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.89%	Islamic Republic of Pakistan	751,977
34,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.35%	Reference security within CDX index	603,075
11,000,000	USD	6/20/2011	JP Morgan Chase Bank	(Pay)	1.35%	Reference security within CDX Index	195,113
5,000,000	USD	6/20/2011	Lehman Brothers	Receive	1.35%	Reference security within CDX index	(88,688)
20,000,000	USD	6/20/2011	Lehman Brothers	(Pay)	1.35%	Reference security within CDX index	354,750
10,000,000	USD	6/20/2011	Lehman Brothers	(Pay)	1.35%	Reference security within CDX index	177,375
11,000,000	USD	6/20/2011	Lehman Brothers	(Pay)	1.35%	Reference security within CDX Index	195,113
150,000,000	USD	6/20/2011	Deutsche Bank AG	Receive	1.86%	Republic of Brazil	4,050,486
9,000,000	USD	7/17/2011	UBS AG	Receive	5.05%	Government of Ukraine	768,174
5,000,000	USD	7/25/2011	Deutsche Bank AG	Receive	4.68%	Government of Ukraine	362,680
7,000,000	USD	8/5/2011	Deutsche Bank AG	Receive	5.00%	Government of Ukraine	571,133
20,000,000	USD	8/20/2011	Deutsche Bank AG	(Pay)	0.57%	United Mexican States	238,189
620,000,000	MXN	8/20/2011	Deutsche Bank AG	Receive	0.40%	United Mexican States	(454,320)
3,000,000	USD	8/25/2011	Deutsche Bank AG	Receive	3.60%	Deutsche Bank Loan to Ukrtelekom	(108,042)
7,000,000	USD	10/20/2011	JP Morgan Chase Bank	(Pay)	2.75%	Republic of Argentina	367,605
13,500,000	USD	10/20/2011	Lehman Brothers	(Pay)	5.02%	Republic of Ecuador	73,880
5,000,000	USD	10/25/2011	Deutsche Bank AG	Receive	4.70%	Government of Ukraine	433,947
19,000,000	USD	10/30/2011	Deutsche Bank AG	Receive	4.00%	Naftofaz Ukraine	(1,638,392)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
8,000,000	USD	11/20/2011	JP Morgan	(Pay)	2.16%	Republic of Argentina
				Chase Bank			$624,329
5,000,000	USD	12/20/2011	JP Morgan Chase Bank	(Pay)	0.66%	Petroleos Mexicanos	80,487
65,000,000	USD	12/20/2011	JP Morgan Chase Bank	(Pay)	1.40%	Reference security within CDX index	1,491,028
8,958,390	USD	12/20/2011	Deutsche Bank AG	Receive	1.60%	Stemcor UK Ltd.	85,747
19,000,000	EUR	1/20/2012	Deutsche Bank AG	(Pay)	0.42%	Republic of Kazakhstan	1,916,090
8,600,000,000	KZT	1/20/2012	Deutsche Bank AG	Receive	0.32%	Republic of Kazakhstan	(3,142,008)
25,000,000	USD	2/20/2012	JP Morgan Chase Bank	(Pay)	0.96%	Republic of Brazil	272,352
3,000,000	USD	2/25/2012	Deutsche Bank AG	Receive	3.68%	Deutsche Bank Loan to Ukrtelekom	(127,547)
19,000,000	USD	5/5/2012	Deutsche Bank AG	Receive	4.00%	Naftofaz Ukraine	(1,805,887)
120,000,000	USD	6/20/2012	Lehman Brothers	(Pay)	1.25%	Reference security within CDX index	4,624,167
50,000,000	USD	6/20/2012	Morgan Stanley	(Pay)	1.25%	Reference security within CDX index	1,926,736
10,000,000	USD	6/20/2012	Morgan Stanley	Receive	2.10%	Republic of Panama	240,617
5,000,000	USD	7/30/2012	JP Morgan Chase Bank	Receive	3.05%	Republic of Chile	541,067
5,000,000	USD	8/20/2012	Bear Stearns	Receive	3.50%	Republic of Jamaica	(250,917)
3,000,000	USD	8/28/2012	Deutsche Bank AG	Receive	3.75%	Deutsche Bank Loan to Ukrtelekom	(145,315)
10,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.25%	Gazprom OAO	475,313
15,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.15%	Republic of Peru	89,924
85,000,000	PEN	9/20/2012	JP Morgan Chase Bank	Receive	0.92%	Republic of Peru	(53,786)
10,000,000	USD	10/4/2012	JP Morgan Chase Bank	Receive	2.95%	Republic of Chile	1,167,176
4,000,000	USD	10/20/2012	UBS AG	(Pay)	4.13%	Petroleos de Venezuela	257,270
4,000,000	USD	10/20/2012	UBS AG	(Pay)	3.90%	Petroleos de Venezuela	294,829

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
75,000,000	USD	10/20/2012	JPMorgan	Receive	0.79%	Republic of Brazil
				Chase Bank			$(1,762,688)
15,000,000	USD	10/20/2012	JP Morgan Chase Bank	Receive	0.80%	Republic of Brazil	(348,374)
20,000,000	USD	10/20/2012	JP Morgan Chase Bank	Receive	0.80%	Republic of Brazil	(467,154)
5,000,000	USD	11/5/2012	Deutsche Bank AG	Receive	6.50%	Republic of Jamaica	403,256
50,000,000	USD	12/20/2012	JP Morgan Chase Bank	(Pay)	1.75%	Reference security within CDX Index	1,377,431
15,000,000	USD	12/20/2012	Lehman Brothers	(Pay)	1.75%	Reference security within CDX Index	413,229
42,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	Reference security within CDX Index	(123,460)
210,000,000	USD	12/20/2012	Morgan Stanley	Receive	0.71%	Reference security within CDX Index	85,022
10,000,000	USD	1/8/2013	Deutsche Bank AG	Receive	7.15%	Republic of Colombia	2,391,019
10,000,000	USD	1/9/2013	Deutsche Bank AG	Receive	8.25%	Republic of Turkey	2,608,087
7,000,000	USD	1/10/2013	JP Morgan Chase Bank	Receive	7.50%	Republic of Colombia	1,782,297
10,000,000	USD	2/7/2013	JP Morgan Chase Bank	Receive	8.30%	Republic of Colombia	2,870,283
10,000,000	USD	3/20/2013	Lehman Brothers	(Pay)	2.52%	Gazprom OAO	49,176
10,000,000	USD	3/20/2013	Lehman Brothers	Receive	2.50%	Transneft OAO	404
285,759,883	RUB	6/21/2013	Deutsche Bank AG	Receive	2.35%	VTB Leasing	(376,749)
9,189,672	EUR	6/24/2013	JP Morgan Chase Bank	Receive	1.37%	VTB Leasing	(1,119,042)
12,466,708	EUR	6/24/2013	JP Morgan Chase Bank	Receive	1.37%	VTB Leasing	(1,518,093)
130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	Republic of Brazil	12,417,711
80,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	4.05%	Republic of Brazil	10,770,307
13,500,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.20%	Republic of Brazil	(12,222,481)
8,100,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.95%	Republic of Brazil	(10,333,573)
10,000,000	USD	12/20/2013	Deutsche Bank AG	Receive	10.50%	Republic of Ecuador	1,957,854
10,000,000	USD	12/24/2013	JP Morgan Chase Bank	Receive	3.80%	Republic of Turkey	621,755

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
10,000,000	USD	1/20/2014	Citigroup	Receive	4.94%	Republic of Colombia	$1,537,721
5,000,000	USD	3/20/2014	JP Morgan Chase Bank	Receive	4.90%	Republic of Colombia	854,948
10,000,000	USD	5/14/2014	Deutsche Bank AG	Receive	6.64%	Republic of Turkey	2,219,962
5,000,000	USD	5/19/2014	Deutsche Bank AG	Receive	6.42%	Republic of Turkey	1,045,690
7,000,000	USD	5/20/2014	JP Morgan Chase Bank	Receive	6.25%	Republic of Turkey	1,397,335
10,000,000	USD	6/16/2014	Deutsche Bank AG	Receive	6.22%	Republic of Turkey	1,941,765
2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	Lebanese Republic	189,966
600,000,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	Bolivarian Republic of Venezuela	74,272,140
800,000,000	USD	3/20/2015	Deutsche Bank AG	Receive	3.80%	Bolivarian Republic of Venezuela	(66,224,253)
412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	Bolivarian Republic of Venezuela	(23,500,096)
300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	Bolivarian Republic of Venezuela	25,550,817
10,000,000	USD	4/20/2015	JP Morgan Chase Bank	Receive	4.65%	Republic of Colombia	1,654,291
15,000,000	USD	5/20/2015	Deutsche Bank AG	Receive	3.85%	Republic of Turkey	962,777
56,950,000,000	COP	11/20/2015	Citigroup	Receive	1.81%	Republic of Colombia	681,367
15,000,000	USD	2/20/2016	Citigroup	(Pay)	2.16%	Republic of Colombia	54,574
56,700,000,000	COP	2/20/2016	Citigroup	Receive	1.46%	Republic of Colombia	(4,010)
25,000,000	USD	4/20/2016	Citigroup	(Pay)	1.90%	Republic of Colombia	383,880
114,800,000,000	COP	4/20/2016	Citigroup	Receive	1.33%	Republic of Colombia	(166,584)
22,000,000	USD	8/20/2016	JP Morgan Chase Bank	Receive	1.99%	Republic of Brazil	301,569
40,000,000	USD	8/20/2016	Lehman Brothers	Receive	1.98%	Republic of Brazil	534,619
20,000,000	USD	8/20/2016	Citigroup	(Pay)	2.15%	Republic of Colombia	155,805
97,680,000,000	COP	8/20/2016	Citigroup	Receive	1.51%	Republic of Colombia	55,072
20,000,000	USD	8/20/2016	Deutsche Bank AG	(Pay)	0.87%	United Mexican States	636,104
620,000,000	MXN	8/20/2016	Deutsche Bank AG	Receive	0.61%	United Mexican States	(1,306,072)
87,500,000	USD	2/20/2017	Deutsche Bank AG	Receive	2.43%	Bolivarian Republic of Venezuela	(16,704,698)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
350,000,000	USD	2/20/2017	Deutsche Bank AG	(Pay)	7.66%	Bolivarian Republic
						of Venezuela	$336,662
50,000,000	USD	3/20/2017	Lehman Brothers	Receive	1.41%	Republic of Brazil	(1,168,885)
2,500,000	USD	5/20/2017	Deutsche Bank AG	(Pay)	1.05%	Republic of Peru	134,441
32,000,000	PEN	5/20/2017	Deutsche Bank AG	Receive	0.79%	Republic of Peru	(427,700)
70,000,000	USD	7/20/2017	Lehman Brothers	Receive	3.15%	Bolivarian Republic of Venezuela	(12,134,194)
4,500,000	USD	7/20/2017	Bear Stearns	Receive	3.30%	Republic of Jamaica	(480,278)
15,000,000	USD	7/20/2017	Lehman Brothers	Receive	1.04%	Republic of Panama	(1,152,868)
70,000,000	USD	7/20/2017	Lehman Brothers	Receive	2.20%	Republic of Turkey	(4,484,027)
35,000,000	USD	7/20/2017	Lehman Brothers	Receive	2.26%	Republic of Turkey	(2,094,034)
35,000,000	USD	7/20/2017	UBS AG	Receive	2.26%	Republic of Turkey	(2,094,034)
8,000,000	USD	8/20/2017	JP Morgan Chase Bank	Receive	2.20%	Republic of Colombia	(90,657)
17,000,000	USD	9/20/2017	JP Morgan Chase Bank	Receive	1.74%	Republic of Philippines	(1,240,230)
30,000,000	USD	9/20/2017	JP Morgan Chase Bank	Receive	1.77%	Republic of Philippines	(2,134,055)
21,000,000	USD	10/20/2017	Deutsche Bank AG	Receive	1.78%	Vneshtorg Bank Bond & Loan	(2,106,455)
4,000,000	USD	11/20/2017	JP Morgan Chase Bank	Receive	4.85%	Bolivarian Republic of Venezuela	(264,753)
4,000,000	USD	11/20/2017	JP Morgan Chase Bank	Receive	4.90%	Bolivarian Republic of Venezuela	(252,802)
200,000,000	USD	11/20/2017	Lehman Brothers	Receive	0.62%	United Mexican States	(11,333,880)
25,000,000	USD	1/20/2018	Deutsche Bank AG	Receive	1.50%	Republic of Brazil	(648,541)
30,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.84%	United Mexican States	(1,127,951)
20,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.89%	United Mexican States	(874,501)
					Premiums to (Pay) Receive	$(525,211)	$(4,983,228)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
3,400,000,000	MXN	10/24/2008	JP Morgan	Receive	7.95%	28-day TIIE
			Chase Bank				$672,721
963,499	USD	12/1/2008	Citigroup	(Pay)	7.10%	6 month LIBOR	(21,901)
20,000,000	USD	1/4/2010	JP Morgan Chase Bank	(Pay)	5.11%	6 month LIBOR	(815,027)
20,000,000	USD	1/4/2010	JP Morgan Chase Bank	Receive	5.62%	Floating USD rate	1,198,735
230,000,000	PEN	2/19/2010	JP Morgan Chase Bank	(Pay)	3.15%	6 month LIBOR	(881,183)
90,000,000,000	KRW	5/29/2010	Merrill Lynch	(Pay)	4.79%	3 month KRW LIBOR	(21,158)
900,000,000	TWD	5/23/2011	JP Morgan Chase Bank	(Pay)	2.49%	90 Day TWD-BA-TELERATE	(90,736)
2,500,000,000	TWD	6/12/2011	JP Morgan Chase Bank	(Pay)	2.35%	90 Day TWD-BA-TELERATE	107,815
3,000,000,000	TWD	7/5/2011	JP Morgan Chase Bank	(Pay)	2.32%	90 Day TWD-BA-TELERATE	238,222
2,500,000,000	TWD	8/1/2011	JP Morgan Chase Bank	(Pay)	2.29%	90 Day TWD-BA-TELERATE	297,928
4,500,000,000	TWD	9/26/2011	JP Morgan Chase Bank	(Pay)	2.09%	90 Day TWD-BA-TELERATE	1,618,171
2,947,173	USD	12/1/2011	Citigroup	(Pay)	6.32%	6 month LIBOR	(338,849)
36,000,000,000	KRW	3/16/2014	Deutsche Bank AG	(Pay)	4.80%	Korean bond rate for 91 day certificates of deposit	(126,553)
36,000,000,000	KRW	3/16/2014	Deutsche Bank AG	(Pay)	5.03%	Korean bond rate for 91 day certificates of deposit	243,936
230,000,000	PEN	2/19/2015	JP Morgan Chase Bank	Receive	5.70%	6 month LIBOR	743,446
1,400,000,000	TWD	11/24/2016	JP Morgan Chase Bank	(Pay)	2.15%	90 Day TWD-BA-TELERATE	2,116,187
87,500,000	USD	2/14/2017	Deutsche Bank AG	Receive	5.31%	3 month LIBOR	8,152,361
20,000,000	SGD	10/25/2017	JP Morgan Chase Bank	(Pay)	3.20%	6 month SOR	18,011

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
20,000,000	SGD	10/30/2017	JP Morgan	(Pay)	3.20%	6 month SOR
				Chase Bank			$7,250
40,000,000	SGD	1/17/2018	JPMorgan Chase Bank	(Pay)	3.00%	6 month SOR	484,887
25,000,000	USD	12/2/2023	JP Morgan Chase Bank	Receive	5.34%	3 month LIBOR	1,984,971
70,000,000	EUR	9/4/2026	JP Morgan Chase Bank	(Pay)	4.28%	6 month EUR LIBOR	4,568,894
100,000,000	USD	7/20/2027	JP Morgan Chase Bank	Receive	5.87%	3 month LIBOR	14,342,275
					Premiums to (Pay) Receive	$(5,382,619)	$34,500,403

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
60,000,000	USD	1/7/2009	JP Morgan	3 month	EMBI + Total Return	$(446,433)
				Chase Bank	LIBOR - 0.45%
27,967,218	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 3.59%	3 month LIBOR	(1,641,186)
45,335,905	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 1.24%	3 month LIBOR	378,216
27,967,218	USD	12/19/2011	JPMorgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garatizados	(119,552)
45,797,706	USD	12/19/2011	JP Morgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garatizados	(4,896,729)
300,000,000	RUB	3/26/2017	Morgan Stanley	6 month LIBOR + 0.25%	Return on Sukhoi	915,056
				Premiums to (Pay) Receive	$(1,780,589)	$(5,810,628)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Variance Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
210,000	USD	11/13/2008	JP Morgan	Per Vega on	Per Vega on
			Chase Bank	USD/PEN the	USD/PEN the
				realized variance	realized variance
				above 6.5%	below 6.5%	$(455,865)
105,000	USD	11/19/2008	JP Morgan Chase Bank	Per Vega on USD/PEN the realized variance above 7.0%	Per Vega on USD/PEN the realized variance below 7.0%	(183,067)
105,000	USD	11/29/2008	JP Morgan Chase Bank	Per Vega on USD/PEN the realized variance above 7.5%	Per Vega on USD/PEN the realized variance below 7.5%	(146,898)
				Premiums to (Pay) Receive	$—	$(785,830)

As of February 29, 2008, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BPI - Indemnification payment bonds

CBO - Collateralized Bond Obligation

CDO - Collateralized Debt Obligation

DCB - Debt Conversion Bond

EMBI - Emerging Markets Bond Index

EMTN - Euromarket Medium Term Note

FLIRB - Front Loaded Interest Reduction Bond

GDP - Gross Domestic Product

GMTN - Global Medium Term Note

LIBOR - London Interbank Offered Rate

PDI - Past Due Interest

PIK - Payment In Kind

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

RMAC - Residential Mortgage Acceptance Corp.

SOR - Swap Offer Rate

TIIE - Interbank Equilibrium Interest Rate

Variable, step up and step down rates - The rates shown on variable, step up and step down rate notes are the current interest rates at February 29, 2008, which are subject to change based on the terms of the security, including varying reset dates.

VRRB - Variable Rate Reduction Bond

*  Non-performing. Borrower not currently paying interest.

**  Non-income producing security.

(a)  Security is in default.

(b)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(d)  All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 2).

(e)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

(f)  Past due maturity payment.

(g)  Underlying investment represents interests in defaulted securities.

(h)  Rate shown represents yield-to-maturity.

Currency Abbreviations:

ARS - Argentine Peso BRL - Brazilian Real CHF - Swiss Franc COP - Colombia Peso CZK - Czech Koruna DEM - German Mark EUR - Euro FIM - Finnish Markka	FRF - French Franc GBP - British Pound ITL - Italian Lira JPY - Japanese Yen KRW - South Korean Won KZT - Kazakhstan Tenge MXN - Mexican Peso MYR - Malaysian Ringgit	PEN - Peruvian Sol RUB - Russian Ruble SGD - Singapore Dollar TRY - Turkish Lira TWD - Taiwan Dollar USD - United States Dollar ZAR - South African Rand

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $3,082,197,299) (Note 2)	$3,226,294,165
Investments in affiliated issuers, at value (cost $197,475,629) (Notes 2 and 8)	190,365,906
Cash	22,286
Foreign currency, at value (cost $1,283,997) (Note 2)	1,200,082
Receivable for investments sold	18,948,602
Receivable for Fund shares sold	1,676,923
Interest receivable	53,633,613
Unrealized appreciation on open forward currency contracts (Note 2)	1,494,591
Receivable for open swap contracts (Note 2)	228,980,748
Total assets	3,722,616,916
Liabilities:
Payable for investments purchased	59,683,733
Payable for Fund shares repurchased	1,688,231
Written options outstanding, at value (premiums $2,060,625) (Note 2)	23,432,908
Payable to affiliate for (Note 3):
Management fee	799,159
Shareholder service fee	258,829
Trustees and Chief Compliance Officer of GMO Trust fees	3,349
Unrealized depreciation on open forward currency contracts (Note 2)	14,039,242
Payable for open swap contracts (Note 2)	206,060,031
Payable for reverse repurchase agreements (Note 2)	566,930,587
Accrued expenses	618,626
Total liabilities	873,514,695
Net assets	$2,849,102,221

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008 — (Continued)

Net assets consist of:
Paid-in capital	$2,718,284,871
Distributions in excess of net investment income	(38,763,889)
Accumulated net realized gain	55,050,437
Net unrealized appreciation	114,530,802
$2,849,102,221
Net assets attributable to:
Class III shares	$734,921,250
Class IV shares	$2,114,180,971
Shares outstanding:
Class III	73,017,804
Class IV	210,058,872
Net asset value per share:
Class III	$10.06
Class IV	$10.06

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Interest	$218,013,051
Dividends from affiliated issuers (Note 8)	7,914,767
Dividends	972,170
Total investment income	226,899,988
Expenses:
Interest expense (Note 2)	21,897,570
Management fee (Note 3)	10,299,188
Shareholder service fee – Class III (Note 3)	1,306,815
Shareholder service fee – Class IV (Note 3)	2,071,415
Custodian, fund accounting agent and transfer agent fees	1,870,727
Audit and tax fees	122,161
Legal fees	131,852
Trustees fees and related expenses (Note 3)	28,544
Registration fees	23,534
Miscellaneous	25,771
Total expenses	37,777,577
Expense reductions (Note 2)	(378)
Net expenses	37,777,199
Net investment income (loss)	189,122,789
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	64,813,768
Investments in affiliated issuers	(1,344,910)
Realized gains distributions from affiliated issuers (Note 8)	138,860
Closed futures contracts	(21,730)
Closed swap contracts	76,751,271
Written options	3,302,920
Foreign currency, forward contracts and foreign currency related transactions	(34,317,493)
Net realized gain (loss)	109,322,686
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(47,323,347)
Investments in affiliated issuers	(8,742,705)
Open futures contracts	54,821
Open swap contracts	(64,391,922)
Written options	(21,550,601)
Foreign currency, forward contracts and foreign currency related transactions	(9,293,779)
Net unrealized gain (loss)	(151,247,533)
Net realized and unrealized gain (loss)	(41,924,847)
Net increase (decrease) in net assets resulting from operations	$147,197,942

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$189,122,789	$217,900,287
Net realized gain (loss)	109,322,686	218,285,881
Change in net unrealized appreciation (depreciation)	(151,247,533)	(153,138,794)
Net increase (decrease) in net assets from operations	147,197,942	283,047,374
Distributions to shareholders from:
Net investment income
Class III	(60,758,567)	(66,047,926)
Class IV	(147,592,816)	(157,264,308)
Total distributions from net investment income	(208,351,383)	(223,312,234)
Net realized gains
Class III	(37,184,110)	(57,834,451)
Class IV	(85,627,144)	(130,680,560)
Total distributions from net realized gains	(122,811,254)	(188,515,011)
	(331,162,637)	(411,827,245)
Net share transactions (Note 7):
Class III	(87,026,767)	(106,571,551)
Class IV	246,523,243	286,023,978
Increase (decrease) in net assets resulting from net share transactions	159,496,476	179,452,427
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	614,140	1,172,520
Class IV	127,854	215,318
Increase in net assets resulting from purchase premiums and redemption fees	741,994	1,387,838
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	160,238,470	180,840,265
Total increase (decrease) in net assets	(23,726,225)	52,060,394
Net assets:
Beginning of period	2,872,828,446	2,820,768,052
End of period (including distributions in excess of net investment income of $38,763,889 and $21,105,332, respectively)	$2,849,102,221	$2,872,828,446

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Cash Flows For the Year Ended February 29, 2008

Cash flows from operating activities:
Net investment income	$189,122,789
Net amortization of discount and premium	(29,516,729)
159,606,060
Investments purchased	(1,903,316,389)
Proceeds from sale of investments	1,525,986,585
Short term investments, net	6,093,391
Other proceeds (cost):
Swaps	67,223,936
Futures	33,091
Written options	3,373,720
Foreign currency and forward contracts	(30,112,683)
(330,718,349)
Realized gain distributions from affiliated issuers	138,860
Changes in assets and liabilities:
(Increase) decrease in interest receivable	(6,932,623)
(Increase) decrease in receivable for closed swap contracts	331,634
Increase (decrease) in due to custodian	(343,032)
Increase (decrease) in payable to affiliate for:
Management fee	32,538
Trustees and Chief Compliance Officer of GMO Trust fees	(4,979)
Shareholder service fee	6,380
Increase (decrease) in accrued expenses	68,896
Net cash provided (used in) operating activities	(177,814,615)
Cash flows from financing activities*
Proceeds from shares sold	205,121,398
Shares repurchased	(372,714,276)
Cash distributions paid	(4,135,580)
Purchase premiums and redemption fees	741,994
Increase (decrease) in payable for reverse repurchase agreements	349,235,665
Net cash provided (used in) financing activities	178,249,201
Net increase in cash	434,586
Cash and cash equivalents, beginning of period	787,782
Cash and cash equivalents, end of period	$1,222,368
*Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$327,027,057

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$10.73		$11.30	$11.09	$10.51	$9.51
Income (loss) from investment operations:
Net investment income (loss)†	0.68		0.86	0.88	0.89	1.01
Net realized and unrealized gain (loss)	(0.13)		0.30	1.14	1.16	1.81
Total from investment operations	0.55		1.16	2.02	2.05	2.82
Less distributions to shareholders:
From net investment income	(0.76)		(0.94)	(1.26)	(1.18)	(1.06)
From net realized gains	(0.46)		(0.79)	(0.55)	(0.29)	(0.76)
Total distributions	(1.22)		(1.73)	(1.81)	(1.47)	(1.82)
Net asset value, end of period	$10.06		$10.73	$11.30	$11.09	$10.51
Total Return(a)	5.07%		10.98%	19.50%	20.58%	30.46%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$734,921		$876,598	$1,020,976	$1,088,609	$925,517
Net operating expenses to average daily net assets(b)	0.57	%(d)	0.57%	0.57%	0.57%	0.57%
Interest expense to average daily net assets(c)	0.74%		0.48%	0.22%	0.08%	0.08%
Total net expenses to average daily net assets	1.31	%(d)	1.05%	0.79%	0.65%	0.65%
Net investment income to average daily net assets	6.36%		7.91%	7.75%	8.22%	9.44%
Portfolio turnover rate	53%		83%	144%	121%	119%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.01	$0.01	$0.01	$0.03

(a)  Calculation excludes purchase premiums and redemption fees which are borne by shareholders and assumes the effect of reinvested distributions.

(b)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(c)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(d)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$10.73		$11.30	$11.09	$10.51	$9.52
Income (loss) from investment operations:
Net investment income (loss)†	0.69		0.87	0.88	0.90	1.06
Net realized and unrealized gain (loss)	(0.13)		0.29	1.15	1.16	1.75
Total from investment operations	0.56		1.16	2.03	2.06	2.81
Less distributions to shareholders:
From net investment income	(0.77)		(0.94)	(1.27)	(1.19)	(1.06)
From net realized gains	(0.46)		(0.79)	(0.55)	(0.29)	(0.76)
Total distributions	(1.23)		(1.73)	(1.82)	(1.48)	(1.82)
Net asset value, end of period	$10.06		$10.73	$11.30	$11.09	$10.51
Total Return(a)	5.13%		11.06%	19.57%	20.64%	30.38%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,114,181		$1,996,230	$1,799,792	$1,550,402	$1,238,209
Net operating expenses to average daily net assets(b)	0.53	%(d)	0.52%	0.52%	0.52%	0.52%
Interest expense to average daily net assets(c)	0.74%		0.48%	0.22%	0.08%	0.08%
Total net expenses to average daily net assets	1.27	%(d)	1.00%	0.74%	0.60%	0.60%
Net investment income to average daily net assets	6.45%		7.97%	7.75%	8.29%	9.95%
Portfolio turnover rate	53%		83%	144%	121%	119%
Purchase premiums and redemption fees consisted of the following per share amounts: †	$0.00	(e)	$0.01	$0.00 (e)	$0.01	$0.04

(a)  Calculation excludes purchase premiums and redemption fees which are borne by shareholders and assumes the effect of reinvested distributions.

(b)  Net expenses exclude expenses incurred indirectly through invesment in the underlying funds (See Note 3).

(c)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(d)  The net expense ratio does not include the effect of expense reductions.

(e)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Emerging Country Debt Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the JPMorgan Emerging Markets Bond Index Global. The Fund invests primarily in sovereign debt of emerging countries. In addition, the Fund may invest a portion of its assets in debt investments issued by companies tied economically to emerging countries and other fixed income securities, including asset-backed securities issued by foreign governments and foreign and domestic private issuers. A substantial portion of the Fund's holdings are typically below investment grade. Generally, at least 75% of the Fund's assets are denominated in, or hedged into, U.S. dollars.

Throughout the year ended February 29, 2008, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of GMO Short-Duration Collateral Fund, GMO Special Purpose Holding Fund and GMO World Opportunity Overlay Fund are not publicly available for direct purchase.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 32.73% of net assets.

The Fund directly and indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, delinquencies and/or defaults, and may be adversely affected by shifts in the markets perception of the securities' market values and changes in interest rates.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 29, 2008, the Fund received $138,860 through SPHF in conjunction with settlement agreements related to the default of those securities.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

For the year ended February 29, 2008, the Fund's investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts	Premiums
Outstanding, beginning of period	$—	$—	$(115,000,000)	$(2,060,625)
Options written	—	—	(670,000,000)	(4,829,750)
Options exercised	—	—	380,000,000	3,454,750
Options expired	—	—	290,000,000	1,375,000
Options sold	—	—	—	—
Outstanding, end of period	$—	$—	$(115,000,000)	$(2,060,625)

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Loan agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. As of February 29, 2008, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $566,930,587, collateralized by securities with a market value, plus accrued interest, of $576,334,739. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments. The reverse repurchase agreements were with the counterparties with the Fund having no more than $237,581,740 outstanding with any one counterparty.

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments. There were no delayed delivery commitments outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to derivative contract transactions, differing treatment for defaulted bonds, foreign currency transactions, partnership interest tax allocations, differing treatment of accretion and amortization and losses on wash sale transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$1,570,037	$(7,284,197)	$5,714,160

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$209,641,890	$275,936,961
Long-term capital gains	121,520,747	135,890,284
Total distributions	$331,162,637	$411,827,245

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$14,157,552
Undistributed long-term capital gain	$57,157,930

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,301,078,867	$321,775,149	$(206,193,945)	$115,581,204

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 29, 2008, the premium on cash purchases of Fund shares was 0.50% of the amount invested. In the case of cash redemptions, the fee is currently 0.25% of the amount redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in-capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

Investment risks

Investments in emerging country debt present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability, which may result in the Fund's inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging country debt are typically less liquid than those of developed markets.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Fund owns loans and bonds representing significant exposure to the risk of default in many countries, but has the most sizable of such positions relating to Russia, Mexico and Brazil. The Fund's financial position would be substantially adversely affected in the case of a default by these countries on obligations held by the Fund, or on obligations issued by those countries generally. The Fund has purchased default protection in the form of credit default swap agreements with respect to debt associated with those countries, which may offset some of the losses that the Fund might experience in the case of a default on bonds issued by such countries; however the Fund as of February 29, 2008, has sold more of such default protection than it has purchased. In addition, it is important to note that (i) such protection would not cover losses due to defaults on loan assignments or participations, (ii) such protection will generally not be sufficient to cover all of the Fund's losses in the case of default, and (iii) due to the privately negotiated nature of such instruments, under some circumstances, the protection offered by such instruments may not be realized, even if the Fund incurs substantial losses due to weakening of the credit or virtual default by the countries.

Other matters

In July 2005, the Fund entered into litigation against the Government of Argentina ("Argentina") related to Argentina's failure to make payments on certain sovereign debt. The applicable defaulted sovereign debt, which continues to be valued according to the Fund's valuation policy, represented 1.87% of the net assets of the Fund as of February 29, 2008. The ultimate outcome of this litigation cannot be predicted. Costs associated with this action will be borne by the Fund.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.35% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
< 0.001%	0.000%	0.001%	0.001%

The Fund's portion of the fees paid by the Trust to the independent Trustees and Chief Compliance Officer ("CCO") during the year ended February 29, 2008 was $24,404 and $11,468, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 29, 2008, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$10,050,977	$39,710,212
Investments (non-U.S. Government securities)	1,842,222,029	1,674,810,246

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.
6.  Principal shareholders and related parties

As of February 29, 2008, 45.67% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's shares outstanding. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 0.27% of the Fund's shares were held by thirty related parties comprised of certain GMO employee accounts, and 13.51% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	11,479,041	$123,985,827	21,552,542	$234,728,807
Shares issued to shareholders in reinvestment of distributions	9,161,344	94,844,498	11,326,112	119,220,771
Shares repurchased	(29,333,184)	(305,857,092)	(41,491,222)	(460,521,129)
Purchase premiums	—	178,678	—	506,835
Redemption fees	—	435,462	—	665,685
Net increase (decrease)	(8,692,799)	$(86,412,627)	(8,612,568)	$(105,399,031)

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class IV:	Shares	Amount	Shares	Amount
Shares sold	7,884,742	$82,812,310	9,748,445	$108,322,206
Shares issued to shareholders in reinvestment of distributions	22,455,867	232,182,559	27,144,668	285,672,482
Shares repurchased	(6,365,177)	(68,471,626)	(10,016,728)	(107,970,710)
Purchase premiums	—	39,052	—	43,427
Redemption fees	—	88,802	—	171,891
Net increase (decrease)	23,975,432	$246,651,097	26,876,385	$286,239,296

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$141,294,024	$38,814,767	$30,000,000	$7,914,767	$—	$140,673,840
GMO Special Purpose Holding Fund	30,187	—	—	—	138,860	26,976
GMO World Opportunity Overlay Fund	52,014,542	2,300,000	4,000,000	—	—	49,665,090
Totals	$193,338,753	$41,114,767	$34,000,000	$7,914,767	$138,860	$190,365,906

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Country Debt Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
Class III
1) Actual	1.46%	$1,000.00	$1,040.60	$7.41
2) Hypothetical	1.46%	$1,000.00	$1,017.60	$7.32
Class IV
1) Actual	1.41%	$1,000.00	$1,041.10	$7.16
2) Hypothetical	1.41%	$1,000.00	$1,017.85	$7.07

*  Expenses are calculated using each Class's annualized expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $121,520,747 from long-term capital gains.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $9,453,959 and $1,290,506, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant—Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

Independent Trustees — (Continued):

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005-April 2006), Senior Associate Dean (1998-2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989-present); Putnam Funds (December 1992-June 2004); and Providence Journal (a newspaper publisher) (December 1986-December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004-present); Vice President, Director of Tax, Columbia Management Group (2002-2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007-present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

Principal Officers (Continued):

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002-June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998-March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002-February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003-present); Attorney, Goodwin Procter LLP (September 1996-September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003-January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global (U.S.+) Equity Allocation Fund returned +1.0% for the fiscal year ended February 29, 2008, as compared to -0.9% for the Fund's benchmark, the GMO Global Equity Index (75% S&P 500 / 25% MSCI ACWI [All Country World Index] ex-U.S. Index). During the fiscal year the Fund was exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was negative, detracting approximately 1.8%. The GMO U.S. Core Equity, GMO International Intrinsic Value, and GMO Emerging Markets Funds were the primary drivers of the underperformance.

Asset allocation added 3.7%. The Fund's overweight to international equities, particularly emerging equities, added to performance as did the allocation to fixed income.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Global (U.S.+) Equity Allocation Fund Class III Shares and the GMO Global Equity Index
As of February 29, 2008

Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
0.81%
16.86%
9.27%
$28,000,000
$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2/28/98
$9,990,000
$24,262,680
$16,457,000
$14,897,890
GMO Global (U.S.+) Equity Allocation Fund
GMO Global Equity Index*
S&P 500 Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .10% on the purchase and .10% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  The GMO Global Equity Index is a composite benchmark computed by GMO and comprised of 75% S&P 500 Index and 25% MSCI ACWI (All Country World Index) ex-U.S. Index.

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	91.9%
Cash and Cash Equivalents	6.0
Short-Term Investments	4.6
Preferred Stocks	1.9
Debt Obligations	0.6
Private Equity Securities	0.1
Investment Funds	0.0
Loan Participations	0.0
Loan Assignments	0.0
Options Purchased	0.0
Forward Currency Contracts	0.0
Rights and Warrants	0.0
Convertible Securities	0.0
Promissory Notes	0.0
Written Options	(0.0)
Reverse Repurchase Agreements	(0.1)
Swaps	(2.0)
Futures	(3.8)
Other	0.8
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Country / Region Summary**	% of Investments
United States	70.7%
Euro Region***	5.7
United Kingdom	3.2
Japan	3.1
Brazil	2.7
Korea	2.4
Taiwan	2.0
China	1.3
Russia	1.2
Switzerland	1.2
Australia	0.9
Thailand	0.9
India	0.8
Malaysia	0.7
Hong Kong	0.5
Singapore	0.4
Turkey	0.4
Canada	0.3
South Africa	0.3
Denmark	0.2
Indonesia	0.2
Philippines	0.2
Sweden	0.2
Hungary	0.1
Israel	0.1
Mexico	0.1
Norway	0.1
Poland	0.1
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

2

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	AFFILIATED ISSUERS — 100.0%
	Mutual Funds — 100.0%
2,043,763	GMO Alpha Only Fund, Class IV	22,706,205
553,333	GMO Emerging Countries Fund, Class III	8,443,861
169,236	GMO Emerging Country Debt Fund, Class IV	1,702,519
1,790,477	GMO Emerging Markets Fund, Class VI	36,561,535
1,056,746	GMO International Growth Equity Fund, Class IV	29,271,874
962,189	GMO International Intrinsic Value Fund, Class IV	28,827,179
16,087	GMO Short-Duration Investment Fund, Class III	135,936
11,189,269	GMO U.S. Core Equity Fund, Class VI	134,495,007
1,136	GMO U.S. Growth Fund, Class III	17,965
4,586,818	GMO U.S. Quality Equity Fund, Class VI	94,350,851
		356,512,932
	Private Investment Fund — 0.0%
175	GMO SPV I, LLC (a)(b)	49
	TOTAL AFFILIATED ISSUERS (COST $374,500,491)	356,512,981
	SHORT-TERM INVESTMENTS — 0.0%
41,317	Eurodollar Time Deposit, 2.00%, due 03/03/08	41,317
	TOTAL SHORT-TERM INVESTMENTS (COST $41,317)	41,317
	TOTAL INVESTMENTS — 100.0% (Cost $374,541,808)	356,554,298
	Other Assets and Liabilities (net) — (0.0%)	(30,356)
	TOTAL NET ASSETS — 100.0%	$356,523,942

See accompanying notes to the financial statements.

3

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Underlying investment represents interests in defaulted securities.

As of February 29, 2008, 24.96% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.

4

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $41,317) (Note 2)	$41,317
Investments in affiliated issuers, at value (cost $374,500,491) (Notes 2 and 8)	356,512,981
Receivable for Fund shares sold	1,799
Receivable for expenses reimbursed by Manager (Note 3)	8,787
Total assets	356,564,884
Liabilities:
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	401
Accrued expenses	40,541
Total liabilities	40,942
Net assets	$356,523,942
Net assets consist of:
Paid-in capital	$347,060,208
Accumulated undistributed net investment income	3
Accumulated net realized gain	27,451,241
Net unrealized depreciation	(17,987,510)
$356,523,942
Net assets attributable to:
Class III shares	$356,523,942
Shares outstanding:
Class III	34,783,389
Net asset value per share:
Class III	$10.25

See accompanying notes to the financial statements.

5

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$6,117,674
Interest	1,072
Total investment income	6,118,746
Expenses:
Custodian, fund accounting agent and transfer agent fees	40,913
Audit and tax fees	31,126
Legal fees	7,994
Trustees fees and related expenses (Note 3)	3,600
Registration fees	4,233
Miscellaneous	3,997
Total expenses	91,863
Fees and expenses reimbursed by Manager (Note 3)	(86,756)
Expense reductions (Note 2)	(1,102)
Net expenses	4,005
Net investment income (loss)	6,114,741
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	21,950,304
Realized gains distributions from affiliated issuers (Note 8)	43,454,054
Net realized gain (loss)	65,404,358
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(67,173,593)
Net realized and unrealized gain (loss)	(1,769,235)
Net increase (decrease) in net assets resulting from operations	$4,345,506

See accompanying notes to the financial statements.

6

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$6,114,741	$6,254,375
Net realized gain (loss)	65,404,358	37,302,929
Change in net unrealized appreciation (depreciation)	(67,173,593)	(6,654,177)
Net increase (decrease) in net assets from operations	4,345,506	36,903,127
Distributions to shareholders from:
Net investment income
Class III	(15,144,364)	(10,728,384)
Net realized gains
Class III	(46,141,439)	(23,345,939)
	(61,285,803)	(34,074,323)
Net share transactions (Note 7):
Class III	59,195,425	25,348,028
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	32,563	27,852
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	59,227,988	25,375,880
Total increase (decrease) in net assets	2,287,691	28,204,684
Net assets:
Beginning of period	354,236,251	326,031,567
End of period (including accumulated undistributed net investment income of $3 and $6, respectively)	$356,523,942	$354,236,251

See accompanying notes to the financial statements.

7

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$11.96		$11.89	$11.63	$10.86	$7.51
Income (loss) from investment operations:
Net investment income (loss)(a)	0.20	†	0.23 †	0.23 †	0.23 †	0.14
Net realized and unrealized gain (loss)	0.09	(b)	1.08	1.32	1.23	3.55
Total from investment operations	0.29		1.31	1.55	1.46	3.69
Less distributions to shareholders:
From net investment income	(0.49)		(0.38)	(0.34)	(0.27)	(0.21)
From net realized gains	(1.51)		(0.86)	(0.95)	(0.42)	(0.13)
Total distributions	(2.00)		(1.24)	(1.29)	(0.69)	(0.34)
Net asset value, end of period	$10.25		$11.96	$11.89	$11.63	$10.86
Total Return(c)	1.01%		11.56%	13.91%	13.70%	49.63%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$356,524		$354,236	$326,032	$335,819	$222,856
Net expenses to average daily net assets(d)(e)	0.00	%(f)	0.00%	0.00%	0.00%	0.00%
Net investment income to average daily net assets(a)	1.63%		1.90%	1.99%	2.11%	1.99%
Portfolio turnover rate	30%		15%	20%	17%	73%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%	0.02%	0.04%	0.05%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(g)	$0.00 (g)	$0.00 (g)	$0.00 (g)	$0.01

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculations exclude purchase premiums and redemption fees which are borne by the shareholders.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  Net expenses to average daily net assets were less than 0.01%.

(f)  The net expense ratio does not include the effect of expense reductions.

(g)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

8

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Global (U.S.+) Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the GMO Global Equity Index. The GMO Global Equity Index is a composite index computed by GMO consisting of: (i) the S&P 500 Index and (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index in the following proportions: 75% (S&P 500) and 25% (MSCI ACWI (All Country World Index) ex-U.S. Index). The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds (which may include one or more of the GMO Emerging Markets Funds) and the GMO U.S. Equity Funds. The Fund may also invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect).

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted

9

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments

10

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$9,029,620	$(9,029,620)	$—

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$15,140,737	$10,707,997
Long-term capital gains	46,145,066	23,366,326
Total distributions	$61,285,803	$34,074,323

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed long–term capital gain	$27,468,794

11

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$374,559,358	$3,412,560	$(21,417,620)	$(18,005,060)

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchase and redemption of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.10% of the amount invested or redeemed. The redemption fee is only applicable to shares acquired on or after June 30, 2003. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying funds in which the Fund was invested as of June 30, 2007. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in

12

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value

13

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not directly charge an advisory fee or shareholder service fee, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.461%	0.070%	0.005%	0.536%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $3,140 and $1,501, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2008 aggregated $158,127,116 and $110,630,018, respectively.

14

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 36.94% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, less than 0.01% of the Fund's shares were held by one related party comprised of a certain GMO employee account.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,944,098	$23,157,515	2,417,813	$28,924,136
Shares issued to shareholders in reinvestment of distributions	4,518,134	52,432,161	2,435,155	28,397,989
Shares repurchased	(1,300,196)	(16,394,251)	(2,652,478)	(31,974,097)
Purchase premiums	—	23,181	—	27,330
Redemption fees	—	9,382	—	522
Net increase (decrease)	5,162,036	$59,227,988	2,200,490	$25,375,880

15

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$15,041,292	$13,444,659	$6,493,850	$444,659	$—	$22,706,205
GMO Currency Hedged International Equity Fund, Class III	13,289,885	3,054,603	14,283,031	—	3,054,603	—
GMO Emerging Countries Fund, Class III	6,461,494	2,559,214	—	136,223	2,422,991	8,443,861
GMO Emerging Country Debt Fund, Class IV	1,619,501	189,298	—	119,378	69,920	1,702,519
GMO Emerging Markets Fund, Class VI	41,750,149	10,157,562	16,455,194	539,093	9,618,469	36,561,535
GMO Inflation Indexed Plus Bond Fund, Class VI	4,216,442	10,602,612	14,842,209	77,292	31,472	—
GMO International Growth Equity Fund, Class IV	47,402,591	7,339,550	23,419,506	403,904	5,775,380	29,271,874
GMO International Intrinsic Value Fund, Class IV	47,550,628	6,425,309	21,277,527	796,046	4,493,737	28,827,179
GMO International Small Companies Fund, Class III	543,039	18,798	540,138	—	18,798	—
GMO Short-Duration Investment Fund, Class III	135,401	8,015	—	8,015	—	135,936
GMO SPV I, LLC	67	—	—	—	637	49
GMO Strategic Fixed Income Fund, Class VI	7,989,820	21,274	7,998,664	21,274	—	—
GMO U.S. Core Equity Fund, Class VI	135,437,254	34,014,519	5,076,666	2,666,561	16,097,958	134,495,007
GMO U.S. Growth Fund, Class III	43,339	671	25,000	269	402	17,965
GMO U.S. Quality Equity Fund, Class VI	32,542,645	70,284,028	—	904,177	1,863,466	94,350,851
GMO U.S. Value Fund, Class III	215,623	7,004	218,233	783	6,221	—
Totals	$354,239,170	$158,127,116	$110,630,018	$6,117,674	$43,454,054	$356,512,981

16

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

9.  Subsequent event

Effective June 1, 2008, the Fund's benchmark will change to the MSCI ACWI (All Country World Index). In connection with the change in benchmark, the Fund's name will change to GMO Global Equity Allocation Fund on June 1, 2008.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global (U.S.+) Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global (U.S.+) Equity Allocation Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

18

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.53%	$1,000.00	$944.20	$2.56
2) Hypothetical	0.53%	$1,000.00	$1,022.23	$2.66

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

19

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $46,145,066 from long-term capital gains.

For taxable, non-corporate shareholders, 41.68% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 27.09% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 29, 2008, $8,386,949 or if determined to be different, the qualified interest income of such year.

20

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

21

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

22

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

24

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Opportunities Equity Allocation Fund returned +3.6% for the fiscal year ended February 29, 2008, as compared to +0.8% for the Fund's benchmark, the MSCI EAFE Index. During the fiscal year the Fund was exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was negative, detracting 0.3%. The primary drivers of the underperformance were negative relative returns from the GMO International Intrinsic Value and GMO Emerging Markets Opportunities Funds.

Asset allocation added 3.0%. The Fund's overweights to emerging market equities and international growth equities were the primary drivers of the relative outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .03% on the purchase and .03% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	94.1%
Short-Term Investments	3.6
Preferred Stocks	1.2
Forward Currency Contracts	0.3
Rights and Warrants	0.0
Futures	(0.6)
Other	1.4
100.0%
Country / Region Summary**	% of Investments
Euro Region***	33.1%
United Kingdom	19.7
Japan	17.6
Switzerland	6.1
Australia	5.3
Hong Kong	2.9
Singapore	2.4
Canada	2.0
Sweden	1.7
Denmark	1.2
China	1.1
Brazil	1.1
Korea	1.0
Taiwan	0.9
Russia	0.8
Norway	0.8
India	0.6
South Africa	0.5
Mexico	0.4
Malaysia	0.2
Israel	0.2
Thailand	0.1
Poland	0.1
Indonesia	0.1
Chile	0.1
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
3,976,249	GMO Emerging Markets Opportunities Fund, Class VI	52,923,870
12,162,489	GMO International Growth Equity Fund, Class IV	336,900,951
10,966,765	GMO International Intrinsic Value Fund, Class IV	328,564,268
	TOTAL MUTUAL FUNDS (COST $816,859,686)	718,389,089
	SHORT-TERM INVESTMENTS — 0.0%
40,397	Eurodollar Time Deposit, 2.00%, due 03/03/08	40,397
	TOTAL SHORT-TERM INVESTMENTS (COST $40,397)	40,397
	TOTAL INVESTMENTS — 100.0% (Cost $816,900,083)	718,429,486
	Other Assets and Liabilities (net) — (0.0%)	(39,663)
	TOTAL NET ASSETS — 100.0%	$718,389,823

Notes to Schedule of Investments:

As of February 29, 2008, 87.30% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.

2

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $40,397) (Note 2)	$40,397
Investments in affiliated issuers, at value (cost $816,859,686) (Notes 2 and 8)	718,389,089
Receivable for Fund shares sold	534,254
Receivable for expenses reimbursed by Manager (Note 3)	17,951
Total assets	718,981,691
Liabilities:
Payable for investments purchased	534,252
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	813
Accrued expenses	56,803
Total liabilities	591,868
Net assets	$718,389,823
Net assets consist of:
Paid-in capital	$761,832,051
Accumulated net realized gain	55,028,369
Net unrealized depreciation	(98,470,597)
$718,389,823
Net assets attributable to:
Class III shares	$718,389,823
Shares outstanding:
Class III	34,821,517
Net asset value per share:
Class III	$20.63

See accompanying notes to the financial statements.

3

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$13,237,710
Interest	1,145
Total investment income	13,238,855
Expenses:
Custodian, fund accounting agent and transfer agent fees	70,357
Audit and tax fees	31,279
Legal fees	13,060
Trustees fees and related expenses (Note 3)	6,159
Registration fees	10,150
Miscellaneous	8,012
Total expenses	139,017
Fees and expenses reimbursed by Manager (Note 3)	(129,866)
Expense reductions (Note 2)	(34,238)
Net expenses	(25,087)
Net investment income (loss)	13,263,942
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	3,034,369
Realized gains distributions from affiliated issuers (Note 8)	95,391,129
Net realized gain (loss)	98,425,498
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(103,922,554)
Net realized and unrealized gain (loss)	(5,497,056)
Net increase (decrease) in net assets resulting from operations	$7,766,886

See accompanying notes to the financial statements.

4

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Period from June 5, 2006 (commencement of operations) through February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$13,263,942	$5,620,257
Net realized gain (loss)	98,425,498	26,438,804
Change in net unrealized appreciation (depreciation)	(103,922,554)	5,451,957
Net increase (decrease) in net assets from operations	7,766,886	37,511,018
Distributions to shareholders from:
Net investment income
Class III	(38,253,569)	(12,345,406)
Net realized gains
Class III	(36,477,386)	(1,643,771)
	(74,730,955)	(13,989,177)
Net share transactions (Note 7):
Class III	344,825,641	416,780,789
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	96,754	128,867
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	344,922,395	416,909,656
Total increase (decrease) in net assets	277,958,326	440,431,497
Net assets:
Beginning of period	440,431,497	—
End of period (including accumulated undistributed net investment income of $0 and $4,291, respectively)	$718,389,823	$440,431,497

See accompanying notes to the financial statements.

5

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 29, 2008		Period from June 5, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$22.16		$20.00
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.47		0.53
Net realized and unrealized gain (loss)	0.52		2.45
Total from investment operations	0.99		2.98
Less distributions to shareholders:
From net investment income	(1.24)		(0.72)
From net realized gains	(1.28)		(0.10)
Total distributions	(2.52)		(0.82)
Net asset value, end of period	$20.63		$22.16
Total Return(b)	3.57%		14.93	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$718,390		$440,431
Net expenses to average daily net assets(c)(d)	0.00	%(e)	0.00	%*
Net investment income to average daily net assets(a)	2.04%		3.32	%*
Portfolio turnover rate	4%		1	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.03	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(f)	$0.01

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses to average daily net assets were less than 0.01%.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  The net expense ratio does not include the effect of expense reductions.

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

6

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO International Opportunities Equity Allocation Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the MSCI EAFE Index (Europe, Australasia, and Far East). The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds (which may include one or more of the GMO Emerging Markets Funds). The Fund may also invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as

7

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting

8

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$24,985,336	$(24,985,336)	$—

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$39,207,726	$12,345,406
Long-term capital gains	35,523,229	1,643,771
Total distributions	$74,730,955	$13,989,177

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed long-term capital gain  $55,095,813

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$816,967,527	$5,805,654	$(104,343,695)	$(98,538,041)

9

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares are each 0.03% of the amount invested. The Fund's purchase premium or redemption fee are approximately equal to the weighted average of the purchase premiums and redemptions fees, if any, of the underlying funds in which the Fund was invested as of June 30, 2007. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

10

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not directly charge a management fee or shareholder service fee from the Fund, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

11

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.534%	0.088%	0.622%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $5,361 and $2,983, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2008 aggregated $406,291,575 and $27,434,670, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

12

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

6.  Principal shareholders and related parties

As of February 29, 2008, 13.04% of the outstanding shares of the Fund were held by one shareholder. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of this shareholder may have a material effect on the Fund.

As of February 29, 2008, less than 0.01% of the Fund's shares were held by one related party comprised of a certain GMO employee account.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Period from June 5, 2006 (commencement of operations) through February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	12,892,226	$299,095,066	19,331,326	$404,772,482
Shares issued to shareholders in reinvestment of distributions	3,158,687	72,167,816	583,800	12,808,557
Shares repurchased	(1,108,147)	(26,437,241)	(36,375)	(800,250)
Purchase premiums	—	89,316	—	128,627
Redemption fees	—	7,438	—	240
Net increase (decrease)	14,942,766	$344,922,395	19,878,751	$416,909,656

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Opportunities Fund, Class VI	$30,555,475	$20,078,128	$2,662,842	$1,028,973	$3,132,928	$52,923,870
GMO International Growth Equity Fund, Class IV	204,814,359	194,984,028	16,425,685	4,126,964	51,312,823	336,900,951
GMO International Intrinsic Value Fund, Class IV	205,050,535	191,229,419	8,346,143	8,081,773	40,945,378	328,564,268
Totals	$440,420,369	$406,291,575	$27,434,670	$13,237,710	$95,391,129	$718,389,089

13

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Opportunities Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Opportunities Equity Allocation Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

14

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.62%	$1,000.00	$962.10	$3.02
2) Hypothetical	0.62%	$1,000.00	$1,021.78	$3.12

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

15

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $35,523,229 from long-term capital gains.

For taxable, non-corporate shareholders, 40.80% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $22,765,695 and $957,523, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

16

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

17

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

18

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

19

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Strategic Opportunities Allocation Fund returned +3.2% for the fiscal year ended February 29, 2008, as compared to +1.6% for the Fund's benchmark, the GMO Strategic Opportunities Allocation Index (75% MSCI World Index / 25% Lehman Brothers U.S. Aggregate Index) for the same period. During the fiscal year the Fund was exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was negative, detracting 2.9%. The primary drivers of the underperformance were negative relative returns from the GMO U.S. Core Equity, GMO International Intrinsic Value, GMO Emerging Markets Opportunities, GMO Strategic Fixed Income, and GMO Inflation Indexed Plus Bond Funds.

Asset allocation added 4.5%. The Fund's underweight to equities and overweights to emerging market equities and inflation-indexed bonds were the primary drivers of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Strategic Opportunities Allocation Fund Class III Shares and the GMO Strategic Opportunities Allocation Index As of February 29, 2008

$15,000,000
$14,500,000
$14,000,000
$13,500,000
$13,000,000
$12,500,000
$12,000,000
$11,500,000
$11,000,000
$10,500,000
$10,000,000
$9,500,000
Average Annual Total Returns
1 Year
Since Inception
5/31/05
Class III
3.07%
11.00%
5/31/05
$9,996,000
$13,368,300
$13,324,510
$12,888,660
2005
2006
2007
2008
GMO Strategic Opportunities Allocation Fund
GMO Strategic Opportunities Allocation Index*
MSCI World Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .04% on the purchase and .04% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*   The GMO Strategic Opportunities Allocation Index is a composite benchmark computed by GMO and comprised of 75% MSCI World Index and 25% Lehman Brothers U.S. Aggregate Index.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	66.0%
Debt Obligations	21.1
Short-Term Investments	9.8
Cash and Cash Equivalents	7.8
Preferred Stocks	1.2
Forward Currency Contracts	0.1
Options Purchased	0.1
Loan Participations	0.0
Loan Assignments	0.0
Rights and Warrants	0.0
Private Equity Securities	0.0
Investment Funds	0.0
Promissory Notes	0.0
Convertible Securities	0.0
Written Options	(0.0)
Reverse Repurchase Agreements	(0.2)
Swaps	(2.5)
Futures	(5.0)
Other	1.6
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Country / Region Summary**	% of Investments
United States	57.5%
Euro Region***	11.9
Japan	6.3
United Kingdom	5.9
Switzerland	2.3
Australia	1.9
Brazil	1.6
China	1.6
Korea	1.5
Taiwan	1.3
Russia	1.2
Hong Kong	0.9
India	0.9
Canada	0.8
Singapore	0.8
South Africa	0.7
Mexico	0.6
Denmark	0.5
Sweden	0.5
Israel	0.2
Malaysia	0.2
Norway	0.2
Poland	0.2
Argentina	0.1
Chile	0.1
Indonesia	0.1
Philippines	0.1
Thailand	0.1
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

2

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuer — 100.0%
8,153,408	GMO Alpha Only Fund, Class IV	90,584,368
2,808,764	GMO Core Plus Bond Fund, Class IV	26,514,728
570,923	GMO Emerging Country Debt Fund, Class IV	5,743,483
7,808,129	GMO Emerging Markets Opportunities Fund, Class VI	103,926,197
585,639	GMO International Bond Fund, Class III	5,569,426
5,651,465	GMO International Growth Equity Fund, Class IV	156,545,575
5,328,994	GMO International Intrinsic Value Fund, Class IV	159,656,664
2,737,777	GMO Special Situations Fund, Class VI	58,396,773
9,190,544	GMO Strategic Fixed Income Fund, Class VI	216,621,119
5,822,517	GMO U.S. Core Equity Fund, Class VI	69,986,654
10,045,554	GMO U.S. Quality Equity Fund, Class VI	206,637,036
	TOTAL MUTUAL FUNDS (COST $1,157,113,197)	1,100,182,023
	SHORT-TERM INVESTMENTS — 0.0%
46,920	Eurodollar Time Deposit, 2.00%, due 03/03/08	46,920
	TOTAL SHORT-TERM INVESTMENTS (COST $46,920)	46,920
	TOTAL INVESTMENTS — 100.0% (Cost $1,157,160,117)	1,100,228,943
	Other Assets and Liabilities (net) — (0.0%)	(63,435)
	TOTAL NET ASSETS — 100.0%	$1,100,165,508

Notes to Schedule of Investments:

As of February 29, 2008, 35.18% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.

3

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $46,920) (Note 2)	$46,920
Investments in affiliated issuers, at value (cost $1,157,113,197) (Notes 2 and 8)	1,100,182,023
Receivable for Fund shares sold	6,975,230
Receivable for expenses reimbursed by Manager (Note 3)	19,488
Total assets	1,107,223,661
Liabilities:
Payable for investments purchased	5,568,558
Payable for Fund shares repurchased	1,424,000
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	1,203
Accrued expenses	64,392
Total liabilities	7,058,153
Net assets	$1,100,165,508
Net assets consist of:
Paid-in capital	$1,117,356,715
Accumulated undistributed net investment income	5,027,700
Accumulated net realized gain	34,712,267
Net unrealized depreciation	(56,931,174)
$1,100,165,508
Net assets attributable to:
Class III shares	$1,100,165,508
Shares outstanding:
Class III	48,475,112
Net asset value per share:
Class III	$22.70

See accompanying notes to the financial statements.

4

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$32,751,401
Interest	1,114
Total investment income	32,752,515
Expenses:
Custodian, fund accounting agent and transfer agent fees	43,971
Audit and tax fees	33,754
Legal fees	17,921
Trustees fees and related expenses (Note 3)	7,328
Registration fees	11,497
Miscellaneous	10,358
Total expenses	124,829
Fees and expenses reimbursed by Manager (Note 3)	(113,434)
Expense reductions (Note 2)	(17,360)
Net expenses	(5,965)
Net investment income (loss)	32,758,480
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(578,425)
Realized gains distributions from affiliated issuers (Note 8)	61,919,037
Net realized gain (loss)	61,340,612
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(89,711,146)
Net realized and unrealized gain (loss)	(28,370,534)
Net increase (decrease) in net assets resulting from operations	$4,387,946

See accompanying notes to the financial statements.

5

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$32,758,480	$13,179,426
Net realized gain (loss)	61,340,612	23,150,965
Change in net unrealized appreciation (depreciation)	(89,711,146)	19,527,296
Net increase (decrease) in net assets from operations	4,387,946	55,857,687
Distributions to shareholders from:
Net investment income
Class III	(43,466,039)	(18,854,874)
Net realized gains
Class III	(24,846,890)	(12,242,706)
	(68,312,929)	(31,097,580)
Net share transactions (Note 7):
Class III	634,481,810	137,932,946
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	234,265	59,034
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	634,716,075	137,991,980
Total increase (decrease) in net assets	570,791,092	162,752,087
Net assets:
Beginning of period	529,374,416	366,622,329
End of period (including accumulated undistributed net investment income of $5,027,700 and $9,920, respectively)	$1,100,165,508	$529,374,416

See accompanying notes to the financial statements.

6

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006(a)
Net asset value, beginning of period	$23.71		$22.37	$20.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.99		0.69	0.52
Net realized and unrealized gain (loss)	(0.15)		2.17	2.34
Total from investment operations	0.84		2.86	2.86
Less distributions to shareholders:
From net investment income	(1.02)		(0.90)	(0.47)
From net realized gains	(0.83)		(0.62)	(0.02)
Total distributions	(1.85)		(1.52)	(0.49)
Net asset value, end of period	$22.70		$23.71	$22.37
Total Return(c)	3.15%		12.98%	14.42	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,100,166		$529,374	$366,622
Net expenses to average daily net assets(d)(e)	0.00	%(f)	0.00%	0.00	%*
Net investment income to average daily net assets(b)	4.05%		2.98%	3.22	%*
Portfolio turnover rate	47%		23%	10	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.02%	0.06	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.00 (g)	$0.02

(a)  Period from May 31, 2005 (commencement of operations) through February 28, 2006.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investments in the underlying funds (See Note 3).

(e)  Net expenses to average daily net assets were less than 0.01%.

(f)  The net expense ratio does not include the effect of expense reductions.

(g)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

7

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Strategic Opportunities Allocation Fund (the "Fund"), which commenced operations on May 31, 2005, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the GMO Strategic Opportunities Allocation Index. The GMO Strategic Opportunities Allocation Index is a composite index computed by GMO consisting of: (i) the MSCI World Index and (ii) the Lehman Brothers U.S. Aggregate Index in the following proportions: 75% (MSCI World Index) and 25% (Lehman Brothers U.S. Aggregate Index). The Fund is a fund of funds and invests in shares of other GMO Funds ("underlying funds"), which may include the GMO U.S. Equity Funds, the GMO International Equity Funds (including one or more of the GMO Emerging Markets Funds), the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, and GMO Special Situations Fund.

The financial statements of the underlying funds in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com. Shares of GMO Special Situations Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the

8

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 7.25% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the securities' market values and changes in interest rates.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

9

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received, subscription in-kind transactions, partnership interest tax allocations and losses on wash sale transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$15,725,339	$(13,632,882)	$(2,092,457)

10

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$44,599,754	$20,019,094
Long-term capital gains	23,713,175	11,078,486
Total distributions	$68,312,929	$31,097,580

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$7,934,775
Undistributed long-term capital gain	$36,537,471

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,160,399,734	$19,595,541	$(79,766,332)	$(60,170,791)

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

11

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.04% of the amount invested or redeemed. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying funds in which the Fund was invested as of June 30, 2007. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

12

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among the designated underlying funds. The Manager does not directly charge a management fee or shareholder service fee, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

13

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.416%	0.073%	0.018%	0.507%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $6,252 and $4,058, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2008 aggregated $1,051,761,852 and $390,666,627, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 34.05% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

14

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, less than 0.01% of the Fund's shares were held by two related parties comprised of certain GMO employee accounts, and 99.33% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	23,859,232	$579,450,743	5,179,484	$120,067,340
Shares issued to shareholders in reinvestment of distributions	2,788,898	67,229,949	1,296,097	30,296,691
Shares repurchased	(502,061)	(12,198,882)	(532,650)	(12,431,085)
Purchase premiums	—	232,499	—	57,043
Redemption fees	—	1,766	—	1,991
Net increase (decrease)	26,146,069	$634,716,075	5,942,931	$137,991,980

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$—	$88,971,312	$60,000	$1,484,875	$—	$90,584,368
GMO Core Plus Bond Fund, Class IV	56,198,149	13,148,287	40,013,611	2,148,287	—	26,514,728
GMO Emerging Country Debt Fund, Class IV	1,744,041	4,203,855	—	128,558	75,297	5,743,483
GMO Emerging Markets Opportunities Fund, Class VI	49,013,342	54,303,508	6,010,895	1,952,474	5,351,034	103,926,197

15

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Inflation Indexed Plus Bond Fund, Class VI	$74,922,001	$125,334,552	$189,321,518	$14,694,417	$313,656	$—
GMO International Bond Fund, Class III	4,154,505	1,507,445	—	507,445	—	5,569,426
GMO International Growth Equity Fund, Class IV	103,554,411	123,510,922	46,263,680	2,225,803	25,883,678	156,545,575
GMO International Intrinsic Value Fund, Class IV	105,015,610	124,424,556	39,100,000	4,285,535	20,639,021	159,656,664
GMO International Small Companies Fund, Class III	700,667	24,254	696,923	—	24,254	—
GMO Special Situations Fund, Class VI	—	55,500,000	—	—	—	58,396,773
GMO Strategic Fixed Income Fund, Class VI	45,257,955	244,328,858	69,000,000	2,746,089	166,973	216,621,119
GMO U.S. Core Equity Fund, Class VI	42,352,407	41,580,048	200,000	1,048,368	6,531,680	69,986,654
GMO U.S. Quality Equity Fund, Class VI	46,463,280	174,924,255	—	1,529,550	2,933,444	206,637,036
Totals	$529,376,368	$1,051,761,852	$390,666,627	$32,751,401	$61,919,037	$1,100,182,023

16

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Strategic Opportunities Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Strategic Opportunities Allocation Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

17

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.52%	$1,000.00	$979.60	$2.56
2) Hypothetical	0.52%	$1,000.00	$1,022.28	$2.61

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

18

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $23,713,175 from long-term capital gains.

For taxable, non-corporate shareholders, 29.51% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 7.20% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $20,597,677 and $1,133,715, respectively, or if determined to be different, the qualified interest income and qualified short-term capital gains of such year.

19

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

20

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO U.S. Equity Allocation Fund returned -6.4% for the fiscal year ended February 29, 2008, as compared to -4.5% for the Russell 3000 Index. During the fiscal year the Fund was exposed substantially to common stocks through its investment in underlying GMO mutual funds.

Implementation was negative, detracting approximately 2.7%, as the GMO U.S. Core Equity, GMO U.S. Small-Mid Cap Value, and GMO U.S. Small/Mid Cap Growth Funds underperformed their respective benchmarks.

Asset allocation added 0.8%. The Fund's overweight to large cap/quality and underweight to small cap equities added to performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Equity Allocation Fund Class III Shares and the Russell 3000 Index As of February 29, 2008

$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
-6.49%
10.30%
6.75%
2/28/98
$9,997,000
$19,212,630
$15,444,960
$15,439,740
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
GMO U.S. Equity Allocation Fund
Russell 3000 Index
Russell 3000 Index Blend*

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .03% on the purchase and .03% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*   Russell 3000 Index Blend represents the S&P 500 Index prior to 2/28/03 and the Russell 3000 Index thereafter.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	95.3%
Short-Term Investments	4.5
Futures	(0.0)
Other	0.2
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
4,674,562	GMO U.S. Core Equity Fund, Class VI	56,188,236
1,769,106	GMO U.S. Quality Equity Fund, Class VI	36,390,514
90,486	GMO U.S. Small/Mid Cap Growth Fund, Class III	1,229,704
170,755	GMO U.S. Small/Mid Cap Value Fund, Class III	1,256,760
	TOTAL MUTUAL FUNDS (COST $107,626,586)	95,065,214
	SHORT-TERM INVESTMENTS — 0.0%
29,673	Eurodollar Time Deposit, 2.00%, due 03/03/08	29,673
	TOTAL SHORT-TERM INVESTMENTS (COST $29,673)	29,673
	TOTAL INVESTMENTS — 100.0% (Cost $107,656,259)	95,094,887
	Other Assets and Liabilities (net) — (0.0%)	(28,152)
	TOTAL NET ASSETS — 100.0%	$95,066,735

See accompanying notes to the financial statements.

2

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $29,673) (Note 2)	$29,673
Investments in affiliated issuers, at value (cost $107,626,586) (Notes 2 and 8)	95,065,214
Receivable for expenses reimbursed by Manager (Note 3)	3,538
Total assets	95,098,425
Liabilities:
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	113
Accrued expenses	31,577
Total liabilities	31,690
Net assets	$95,066,735
Net assets consist of:
Paid-in capital	$106,507,163
Accumulated net realized gain	1,120,944
Net unrealized depreciation	(12,561,372)
$95,066,735
Net assets attributable to:
Class III shares	$95,066,735
Shares outstanding:
Class III	18,597,396
Net asset value per share:
Class III	$5.11

See accompanying notes to the financial statements.

3

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$2,248,599
Interest	865
Total investment income	2,249,464
Expenses:
Custodian, fund accounting agent and transfer agent fees	16,725
Audit and tax fees	27,822
Legal fees	3,507
Trustees fees and related expenses (Note 3)	1,211
Registration fees	1,983
Miscellaneous	1,449
Total expenses	52,697
Fees and expenses reimbursed by Manager (Note 3)	(51,129)
Expense reductions (Note 2)	(263)
Net expenses	1,305
Net investment income (loss)	2,248,159
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	512,433
Realized gains distributions from affiliated issuers (Note 8)	11,034,688
Net realized gain (loss)	11,547,121
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(18,144,547)
Net realized and unrealized gain (loss)	(6,597,426)
Net increase (decrease) in net assets resulting from operations	$(4,349,267)

See accompanying notes to the financial statements.

4

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,248,159	$2,844,809
Net realized gain (loss)	11,547,121	12,470,796
Change in net unrealized appreciation (depreciation)	(18,144,547)	(6,163,706)
Net increase (decrease) in net assets from operations	(4,349,267)	9,151,899
Distributions to shareholders from:
Net investment income
Class III	(5,352,652)	(4,188,192)
Net realized gains
Class III	(11,494,628)	(12,182,820)
	(16,847,280)	(16,371,012)
Net share transactions (Note 7):
Class III	(33,069,596)	(16,661,519)
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	20,815	46,222
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(33,048,781)	(16,615,297)
Total increase (decrease) in net assets	(54,245,328)	(23,834,410)
Net assets:
Beginning of period	149,312,063	173,146,473
End of period (including accumulated undistributed net investment income of $0 and $27,768, respectively)	$95,066,735	$149,312,063

See accompanying notes to the financial statements.

5

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005		2004
Net asset value, beginning of period	$6.38		$6.56	$6.41	$6.40		$4.53
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.11		0.10	0.10	0.11		0.08
Net realized and unrealized gain (loss)	(0.42)		0.28	0.31	0.34		1.89
Total from investment operations	(0.31)		0.38	0.41	0.45		1.97
Less distributions to shareholders:
From net investment income	(0.32)		(0.15)	(0.12)	(0.14)		(0.02)
From net realized gains	(0.64)		(0.41)	(0.14)	(0.30)		(0.08)
Total distributions	(0.96)		(0.56)	(0.26)	(0.44)		(0.10)
Net asset value, end of period	$5.11		$6.38	$6.56	$6.41		$6.40
Total Return(b)(c)	(6.43)%		6.48%	6.45%	7.18%		43.72%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$95,067		$149,312	$173,146	$151,378		$73,342
Net expenses to average daily net assets(d)	0.00	%(e)(f)	0.04%	0.01%	0.00	%(e)	0.00	%(e)
Net investment income to average daily net assets(a)	1.78%		1.63%	1.52%	1.75%		1.43%
Portfolio turnover rate	26%		35%	13%	16%		17%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.18%	0.51%	0.54%		0.58%
Purchase premiums and redemption fees consisted of the following per share amounts:†(g)	$0.00		$0.00	$0.00	$0.00		$0.00

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investments in the underlying funds (See Note 3).

(e)  Net expenses were less than 0.01%.

(f)  The net expense ratio does not include the effect of expense reductions.

(g)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

6

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO U.S. Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the Russell 3000 Index. The Fund is a fund of funds and invests primarily in shares of the GMO U.S. Equity Funds ("underlying funds"). The Fund seeks exposure to the securities in the Wilshire 5000 Stock Index through its investments in each of the underlying funds.

The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

7

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, differing treatment of mutual fund distributions received, and losses on wash sale transactions.

8

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$3,076,725	$(3,076,722)	$(3)

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$5,350,424	$4,188,192
Long-term capital gains	11,496,856	12,182,820
Total distributions	$16,847,280	$16,371,012

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed long-term capital gain	$1,635,086

As of February 29, 2008, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/29/2012	$(136,192)
Total	$(136,192)

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$108,034,209	$—	$(12,939,322)	$(12,939,322)

9

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.03% of the amount invested or redeemed. The redemption fee is only applicable to shares acquired on or after June 30, 2003. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying funds in which the Fund was invested as of June 30, 2007. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

10

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not directly charge an advisory fee or shareholder service fee, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

11

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.315%	0.060%	0.375%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $1,027 and $355, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2008 aggregated $32,161,466 and $68,774,831, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 56.96% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, less than 0.01% of the Fund's shares were held by one related party comprised of a certain GMO employee account.

12

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

7.  Share transactions

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,644,319	$9,739,477	8,058,092	$52,537,795
Shares issued to shareholders in reinvestment of distributions	2,858,946	16,847,279	2,677,850	16,371,012
Shares repurchased	(9,315,683)	(59,656,352)	(13,702,053)	(85,570,326)
Purchase premiums	—	2,918	—	21,021
Redemption fees	—	17,897	—	25,201
Net increase (decrease)	(4,812,418)	$(33,048,781)	(2,966,111)	$(16,615,297)

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Core Equity Fund, Class VI	$111,984,114	$14,750,807	$56,412,967	$1,728,956	$9,667,802	$56,188,236
GMO U.S. Quality Equity Fund, Class VI	27,544,376	16,700,495	5,649,461	464,031	712,334	36,390,514
GMO U.S. Small/Mid Cap Growth Fund, Class III	4,712,790	443,721	3,402,412	12,410	431,311	1,229,704
GMO U.S. Small/Mid Cap Value Fund, Class III	5,069,978	266,443	3,309,991	43,202	223,241	1,256,760
Totals	$149,311,258	$32,161,466	$68,774,831	$2,248,599	$11,034,688	$95,065,214

13

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Equity Allocation Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

14

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.38%	$1,000.00	$911.30	$1.81
2) Hypothetical	0.38%	$1,000.00	$1,022.97	$1.91

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

15

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $11,496,856 from long-term capital gains.

For taxable, non-corporate shareholders, 47.02% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 46.32% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 29, 2008, $2,901,575 or if determined to be different, the qualified interest income of such year.

16

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

17

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

18

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

19

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO World Opportunities Equity Allocation Fund returned +0.7% for the fiscal year ended February 29, 2008, as compared to -0.5% for the Fund's benchmark, the MSCI World Index. During the fiscal year the Fund was fully exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was negative, detracting approximately 1.3% with most of the underperformance coming from the GMO U.S. Core Equity, GMO International Intrinsic Value, and GMO Emerging Markets Opportunities Funds, which underperformed their respective benchmarks.

Asset allocation added 2.6%. The Fund's allocation to emerging market equities, international growth equities, and U.S. high quality equities were the drivers of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .04% on the purchase and .04% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	94.2%
Short-Term Investments	4.0
Preferred Stocks	1.1
Forward Currency Contracts	0.2
Rights and Warrants	0.0
Futures	(0.3)
Other	0.8
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Country / Region Summary**	% of Investments
United States	43.8%
Euro Region***	17.0
United Kingdom	10.0
Japan	9.2
Switzerland	3.2
Australia	2.6
Hong Kong	1.5
Brazil	1.3
China	1.3
Korea	1.2
Singapore	1.2
Canada	1.0
Taiwan	1.0
Russia	0.9
India	0.8
Sweden	0.8
Denmark	0.6
Belgium	0.5
South Africa	0.5
Mexico	0.4
Norway	0.4
Israel	0.2
Malaysia	0.2
Chile	0.1
Indonesia	0.1
Poland	0.1
Thailand	0.1
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

2

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
6,052,334	GMO Emerging Markets Opportunities Fund, Class VI	80,556,568
8,119,870	GMO International Growth Equity Fund, Class IV	224,920,412
7,389,146	GMO International Intrinsic Value Fund, Class IV	221,378,801
18,701,273	GMO U.S. Core Equity Fund, Class VI	224,789,300
9,368,912	GMO U.S. Quality Equity Fund, Class VI	192,718,528
	TOTAL MUTUAL FUNDS (COST $1,044,113,182)	944,363,609
	SHORT-TERM INVESTMENTS — 0.0%
49,011	Eurodollar Time Deposit, 2.00%, due 03/03/08	49,011
	TOTAL SHORT-TERM INVESTMENTS (COST $49,011)	49,011
	TOTAL INVESTMENTS — 100.0% (Cost $1,044,162,193)	944,412,620
	Other Assets and Liabilities (net) — (0.0%)	(38,194)
	TOTAL NET ASSETS — 100.0%	$944,374,426

Notes to Schedule of Investments:

As of February 29, 2008, 47.54% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair values prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.

3

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $49,011) (Note 2)	$49,011
Investments in affiliated issuers, at value (cost $1,044,113,182) (Notes 2 and 8)	944,363,609
Receivable for Fund shares sold	1,951
Receivable for expenses reimbursed by Manager (Note 3)	11,745
Total assets	944,426,316
Liabilities:
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	1,115
Accrued expenses	50,775
Total liabilities	51,890
Net assets	$944,374,426
Net assets consist of:
Paid-in capital	$996,052,050
Accumulated net realized gain	48,071,949
Net unrealized depreciation	(99,749,573)
$944,374,426
Net assets attributable to:
Class III shares	$944,374,426
Shares outstanding:
Class III	43,502,764
Net asset value per share:
Class III	$21.71

See accompanying notes to the financial statements.

4

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$16,863,079
Interest	1,089
Total investment income	16,864,168
Expenses:
Custodian, fund accounting agent and transfer agent fees	45,637
Audit and tax fees	31,581
Legal fees	20,719
Trustees fees and related expenses (Note 3)	9,440
Registration fees	8,586
Miscellaneous	9,946
Total expenses	125,909
Fees and expenses reimbursed by Manager (Note 3)	(112,173)
Expense reductions (Note 2)	(5,817)
Net expenses	7,919
Net investment income (loss)	16,856,249
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(2,936,910)
Realized gains distributions from affiliated issuers (Note 8)	120,691,474
Net realized gain (loss)	117,754,564
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(134,909,725)
Net realized and unrealized gain (loss)	(17,155,161)
Net increase (decrease) in net assets resulting from operations	$(298,912)

See accompanying notes to the financial statements.

5

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$16,856,249	$10,502,950
Net realized gain (loss)	117,754,564	61,556,022
Change in net unrealized appreciation (depreciation)	(134,909,725)	18,645,399
Net increase (decrease) in net assets from operations	(298,912)	90,704,371
Distributions to shareholders from:
Net investment income
Class III	(44,014,224)	(21,344,408)
Net realized gains
Class III	(72,725,181)	(23,787,413)
	(116,739,405)	(45,131,821)
Net share transactions (Note 7):
Class III	159,046,461	449,303,347
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	42,292	217,986
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	159,088,753	449,521,333
Total increase (decrease) in net assets	42,050,436	495,093,883
Net assets:
Beginning of period	902,323,990	407,230,107
End of period	$944,374,426	$902,323,990

See accompanying notes to the financial statements.

6

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006(a)
Net asset value, beginning of period	$24.25		$22.49	$20.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.43		0.40	0.37
Net realized and unrealized gain (loss)	0.01	(c)	2.93	2.78
Total from investment operations	0.44		3.33	3.15
Less distributions to shareholders:
From net investment income	(1.10)		(0.73)	(0.46)
From net realized gains	(1.88)		(0.84)	(0.20)
Total distributions	(2.98)		(1.57)	(0.66)
Net asset value, end of period	$21.71		$24.25	$22.49
Total Return(d)	0.72%		14.94%	15.90	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$944,374		$902,324	$407,230
Net expenses to average daily net assets(e)(f)	0.00	%(g)	0.00%	0.00	%*
Net investment income to average daily net assets(b)	1.72%		1.68%	2.42	%*
Portfolio turnover rate	20%		12%	5	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.02%	0.06	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(h)	$0.01	$0.02

(a)  Period from June 16, 2005 (commencement of operations) through February 28, 2006.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(e)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(f)  Net expenses to average daily net assets were less than 0.01%.

(g)  The net expense ratio does not reflect the effect of expense reductions.

(h)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

7

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO World Opportunities Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the MSCI World Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds (which may include one or more of the GMO Emerging Markets Funds) and the GMO U.S. Equity Funds. The Fund may also invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as

8

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

9

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received and losses on wash sale transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$27,157,975	$(27,157,975)	$—

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$44,009,605	$21,541,099
Long-term capital gains	72,729,800	23,590,722
Total distributions	$116,739,405	$45,131,821

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed long-term capital gain	$48,642,573

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,044,732,817	$12,907,473	$(113,227,670)	$(100,320,197)

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

10

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.04% of the amount invested or redeemed. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying funds in which the Fund was invested as of June 30, 2007. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in

11

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not directly charge a management fee or shareholder service fee, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the

12

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.456%	0.077%	0.533%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008, was $8,152 and $4,281, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2008 aggregated $374,013,850 and $194,138,941, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 13.95% of the outstanding shares of the Fund were held by one shareholder. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of this shareholder may have a material effect on the Fund.

13

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, less than 0.01% of the Fund's shares were held by one related party, comprised of a certain GMO employee account, and 9.24% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	4,764,267	$122,806,681	20,252,428	$474,986,993
Shares issued to shareholders in reinvestment of distributions	4,778,197	116,284,024	1,875,834	45,131,675
Shares repurchased	(3,254,416)	(80,044,244)	(3,022,181)	(70,815,321)
Purchase premiums	—	10,322	—	189,823
Redemption fees	—	31,970	—	28,163
Net increase (decrease)	6,288,048	$159,088,753	19,106,081	$449,521,333

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Currency Hedged International Equity Fund, Class III	$62,894,979	$22,749,853	$73,718,947	$—	$16,345,829	$—
GMO Emerging Markets Opportunities Fund, Class VI	65,830,487	16,056,648	11,358,442	1,608,069	5,080,167	80,556,568
GMO International Growth Equity Fund, Class IV	235,863,517	69,036,075	50,494,685	2,994,671	38,529,394	224,920,412
GMO International Intrinsic Value Fund, Class IV	237,203,364	63,303,211	40,064,061	5,823,917	30,338,533	221,378,801

14

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Small Companies Fund, Class III	$127,930	$4,428	$127,246	$—	$4,428	$—
GMO U.S. Core Equity Fund, Class VI	217,211,140	75,375,100	17,875,560	4,346,993	26,426,057	224,789,300
GMO U.S. Quality Equity Fund, Class VI	83,203,919	127,488,535	500,000	2,089,429	3,967,066	192,718,528
Totals	$902,335,336	$374,013,850	$194,138,941	$16,863,079	$120,691,474	$944,363,609

15

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO World Opportunities Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Opportunities Equity Allocation Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

16

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.53%	$1,000.00	$946.10	$2.56
2) Hypothetical	0.53%	$1,000.00	$1,022.23	$2.66

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

17

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $72,729,800 from long-term capital gains.

For taxable, non-corporate shareholders, 43.67% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 16.08% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 29, 2008, $25,030,889 or if determined to be different, the qualified interest income of such year.

18

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

19

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

20

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

GMO Alpha Only Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Alpha Only Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Alpha Only Fund returned +8.7% for the fiscal year ended February 29, 2008, as compared to +4.4% for the Citigroup 3-Month Treasury Bill Index. During the fiscal year the Fund was exposed to global equity securities through its investment in underlying GMO mutual funds.

Allocation was positive while implementation was negative as the GMO U.S. Core Equity, GMO International Intrinsic Value, and GMO Emerging Markets Funds underperformed their respective benchmarks.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Alpha Only Fund Class III Shares and the Citigroup 3-Month Treasury Bill Index As of February 29, 2008

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class III	8.53%	4.42%	6.16%	n/a
Class IV	8.68%	n/a	n/a	**3/2/06** 5.57%

$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$18,187,830
$14,226,890
2/28/98
$9,990,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
GMO Alpha Only Fund
Citigroup 3-Month Treasury Bill Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .10% on the purchase and .10% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class IV shares will vary due to different fees.

GMO Alpha Only Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Cash and Cash Equivalents	94.7%
Common Stocks	80.7
Short-Term Investments	9.3
Preferred Stocks	1.5
Private Equity Securities	0.1
Investment Funds	0.0
Debt Obligations	0.0
Rights and Warrants	0.0
Convertible Securities	0.0
Forward Currency Contracts	(0.6)
Swaps	(31.0)
Futures	(58.2)
Other	3.5
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds"). Swaps and futures concentrations assume the notional value of the respective contracts.

1

GMO Alpha Only Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 86.4%
	United States — 86.4%
	Affiliated Issuers
12,609,071	GMO Emerging Markets Fund, Class VI	257,477,237
20,973,613	GMO International Growth Equity Fund, Class IV	580,969,085
19,374,037	GMO International Intrinsic Value Fund, Class IV	580,446,151
50,930,003	GMO U.S. Core Equity Fund, Class VI	612,178,641
16,148,468	GMO U.S. Quality Equity Fund, Class VI	332,173,994
		2,363,245,108
	TOTAL MUTUAL FUNDS (COST $2,566,438,713)	2,363,245,108
	SHORT-TERM INVESTMENTS — 5.8%
23,400,000	ABN Amro Bank Time Deposit, 3.10%, due 03/03/08	23,400,000
135,500,000	ING Bank Time Deposit, 3.13%, due 03/03/08	135,500,000
	TOTAL SHORT-TERM INVESTMENTS (COST $158,900,000)	158,900,000
	TOTAL INVESTMENTS — 92.2% (Cost $2,725,338,713)	2,522,145,108
	Other Assets and Liabilities (net) — 7.8%	211,891,414
	TOTAL NET ASSETS — 100.0%	$2,734,036,522

See accompanying notes to the financial statements.

2

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/23/08	AUD	3,634,000	$3,348,961	$(17,213)
5/23/08	CHF	5,429,000	5,214,944	5,571
5/23/08	DKK	3,191,000	648,261	(409)
5/23/08	EUR	20,094,000	30,418,163	(20,028)
5/23/08	GBP	7,897,000	15,600,287	(3,214)
5/23/08	HKD	10,893,000	1,401,891	(256)
5/23/08	JPY	1,093,470,000	10,574,763	27,466
5/23/08	NOK	1,408,000	268,310	(450)
5/23/08	SEK	9,258,000	1,495,793	(3,456)
5/23/08	SGD	836,000	601,349	(367)
			$69,572,722	$(12,356)
Sales
5/23/08	AUD	6,634,000	$6,113,651	$(187,366)
5/23/08	AUD	12,141,111	11,188,803	(125,822)
5/23/08	AUD	12,141,111	11,188,803	(122,556)
5/23/08	AUD	20,354,023	18,757,521	(453,825)
5/23/08	CHF	13,015,864	12,502,671	(580,215)
5/23/08	CHF	6,626,000	6,364,748	(345,763)
5/23/08	CHF	22,561,044	21,671,501	(1,053,853)
5/23/08	CHF	12,633,044	12,134,945	(575,909)
5/23/08	DKK	7,622,056	1,548,443	(46,134)
5/23/08	DKK	7,622,056	1,548,443	(46,057)
5/23/08	DKK	7,140,000	1,450,512	(53,607)
5/23/08	DKK	12,999,027	2,640,790	(95,275)
5/23/08	EUR	17,395,038	26,332,493	(774,311)
5/23/08	EUR	17,395,038	26,332,493	(773,441)
5/23/08	EUR	41,559,038	62,911,795	(2,391,783)
5/23/08	EUR	49,552,038	75,011,545	(2,551,093)
5/23/08	EUR	17,395,038	26,332,493	(771,876)

See accompanying notes to the financial statements.

3

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Forward Currency Contracts — continued

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales
5/23/08	EUR	17,395,038	$26,332,493	$(777,460)
5/23/08	EUR	17,395,038	26,332,493	(782,574)
5/23/08	GBP	18,768,147	37,075,911	(661,577)
5/23/08	GBP	19,336,879	38,199,424	(695,992)
5/23/08	GBP	18,768,147	37,075,911	(697,424)
5/23/08	GBP	10,794,000	21,323,223	(453,337)
5/23/08	GBP	14,715,000	29,069,041	(256,335)
5/23/08	HKD	31,847,780	4,098,697	(8,307)
5/23/08	HKD	51,192,081	6,588,240	(12,143)
5/23/08	HKD	46,513,081	5,986,070	(11,740)
5/23/08	JPY	4,399,068,633	42,542,648	(1,338,519)
5/23/08	JPY	4,527,703,633	43,786,655	(1,607,331)
5/23/08	JPY	2,252,668,633	21,785,177	(747,673)
5/23/08	JPY	2,252,668,633	21,785,177	(700,080)
5/23/08	JPY	2,252,668,633	21,785,177	(750,442)
5/23/08	NOK	7,602,000	1,448,644	(58,764)
5/23/08	NOK	8,693,995	1,656,735	(41,412)
5/23/08	NOK	5,537,000	1,055,136	(62,664)
5/23/08	NOK	8,438,289	1,608,008	(38,942)
5/23/08	NOK	8,438,289	1,608,008	(40,747)
5/23/08	NZD	433,000	341,662	(7,157)
5/23/08	NZD	622,868	491,479	(310)
5/23/08	SEK	24,184,936	3,907,503	(92,369)
5/23/08	SEK	32,770,000	5,294,572	(182,199)
5/23/08	SEK	24,184,936	3,907,503	(92,418)
5/23/08	SEK	26,218,813	4,236,112	(107,538)
5/23/08	SGD	4,652,110	3,346,340	(43,922)
5/23/08	SGD	2,544,019	1,829,955	(19,394)
5/23/08	SGD	2,544,019	1,829,955	(21,827)
5/23/08	SGD	1,418,000	1,019,991	(16,310)
			$741,379,590	$(21,275,793)

See accompanying notes to the financial statements.

4

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
1,157	CAC 40	March 2008	$84,268,066	$589,641
280	DAX	March 2008	71,716,647	6,648,910
1,517	FTSE 100	March 2008	175,797,175	5,872,898
119	HANG SENG	March 2008	18,512,267	(471,836)
166	IBEX 35	March 2008	33,278,303	157,620
1,224	OMXS 30	March 2008	19,215,258	(180,099)
536	Russell 2000	March 2008	184,062,400	16,513,531
414	Russell 2000 Mini	March 2008	28,433,520	1,101,752
1,957	S&P 500 E-MINI	March 2008	130,267,705	2,004,156
1,742	S&P 500	March 2008	579,781,150	50,209,845
123	S&P/MIB	March 2008	31,433,607	2,305,757
408	SPI 200	March 2008	52,868,071	2,610,037
1,321	TOPIX	March 2008	167,906,488	9,837,272
			$1,577,540,657	$97,199,484

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
163,008,881	USD	3/7/2008	Citi Group	S&P Mid	3 month
				Cap Index	LIBOR -0.26%	$19,268,730
684,005,819	USD	6/17/2008	Deutsche Bank	MSCI EAFE Equity Index	3 month LIBOR -0.15%	42,780,537
				Premiums to (Pay) Receive	$—	$62,049,267

As of February 29, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

5

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

As of February 29, 2008, 43.63% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.

6

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $158,900,000) (Note 2)	$158,900,000
Investments in affiliated issuers, at value (cost $2,566,438,713) (Notes 2 and 8)	2,363,245,108
Cash	11,144
Foreign currency, at value (cost $722) (Note 2)	730
Receivable for Fund shares sold	112,894,403
Interest receivable	13,777
Unrealized appreciation on open forward currency contracts (Note 2)	33,037
Receivable for collateral on open futures contracts (Note 2)	105,706,000
Receivable for collateral on open swap contracts (Note 2)	117,156
Receivable for variation margin on open futures contracts (Note 2)	35,723,338
Receivable for open swap contracts (Note 2)	62,049,267
Receivable for expenses reimbursed by Manager (Note 3)	1,042,482
Total assets	2,839,736,442
Liabilities:
Payable for Fund shares repurchased	82,970,853
Payable to affiliate for (Note 3):
Management fee	1,009,818
Shareholder service fee	208,782
Trustees and Chief Compliance Officer of GMO Trust fees	2,322
Unrealized depreciation on open forward currency contracts (Note 2)	21,321,186
Accrued expenses	186,959
Total liabilities	105,699,920
Net assets	$2,734,036,522

See accompanying notes to the financial statements.

7

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008 — (Continued)

Net assets consist of:
Paid-in capital	$2,613,009,097
Distributions in excess of net investment income	(4,242,356)
Accumulated net realized gain	190,502,776
Net unrealized depreciation	(65,232,995)
$2,734,036,522
Net assets attributable to:
Class III shares	$176,066,785
Class IV shares	$2,557,969,737
Shares outstanding:
Class III	15,846,259
Class IV	230,307,263
Net asset value per share:
Class III	$11.11
Class IV	$11.11

See accompanying notes to the financial statements.

8

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$30,677,610
Interest	8,817,644
Total investment income	39,495,254
Expenses:
Management fee (Note 3)	9,547,627
Shareholder service fee – Class III (Note 3)	228,819
Shareholder service fee – Class IV (Note 3)	1,756,980
Custodian and fund accounting agent fees	207,061
Transfer agent fees	41,879
Audit and tax fees	68,349
Legal fees	48,104
Trustees fees and related expenses (Note 3)	17,911
Registration fees	28,125
Miscellaneous	15,658
Total expenses	11,960,513
Fees and expenses reimbursed by Manager (Note 3)	(392,849)
Expense reductions (Note 2)	(35,002)
Indirectly incurred fees waived or borne by Manager (Note 3)	(8,193,155)
Shareholder service fee waived (Note 3)	(1,237,972)
Net expenses	2,101,535
Net investment income (loss)	37,393,719
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	83,910,382
Realized gains distributions from affiliated issuers (Note 8)	223,211,919
Closed futures contracts	18,079,921
Closed swap contracts	(39,386,867)
Foreign currency, forward contracts and foreign currency related transactions	(16,118,739)
Net realized gain (loss)	269,696,616
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(289,068,584)
Open futures contracts	91,559,565
Open swap contracts	71,234,056
Foreign currency, forward contracts and foreign currency related transactions	(20,259,810)
Net unrealized gain (loss)	(146,534,773)
Net realized and unrealized gain (loss)	123,161,843
Net increase (decrease) in net assets resulting from operations	$160,555,562

See accompanying notes to the financial statements.

9

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$37,393,719	$33,573,903
Net realized gain (loss)	269,696,616	(31,773,569)
Change in net unrealized appreciation (depreciation)	(146,534,773)	44,611,020
Net increase (decrease) in net assets from operations	160,555,562	46,411,354
Distributions to shareholders from:
Net investment income
Class III	(3,121,593)	(3,116,898)
Class IV	(37,623,319)	(35,538,281)
Total distributions from net investment income	(40,744,912)	(38,655,179)
Net share transactions (Note 7):
Class III	(140,995)	(1,295,354,534)
Class IV	752,392,494	1,687,179,844
Increase (decrease) in net assets resulting from net share transactions	752,251,499	391,825,310
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	148,551	121,944
Class IV	1,407,214	553,818
Increase in net assets resulting from purchase premiums and redemption fees	1,555,765	675,762
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	753,807,264	392,501,072
Total increase (decrease) in net assets	873,617,914	400,257,247
Net assets:
Beginning of period	1,860,418,608	1,460,161,361
End of period (including distributions in excess of net investment income of $4,242,356 and $393,793, respectively)	$2,734,036,522	$1,860,418,608

See accompanying notes to the financial statements.

10

GMO Alpha Only Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$10.42		$10.36	$10.26	$9.99	$9.63
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.21		0.17	0.16	0.19	0.17
Net realized and unrealized gain (loss)	0.70		0.10	0.31	0.08	0.19
Total from investment operations	0.91		0.27	0.47	0.27	0.36
Less distributions to shareholders:
From net investment income	(0.22)		(0.21)	(0.37)	—	—
Total distributions	(0.22)		(0.21)	(0.37)	—	—
Net asset value, end of period	$11.11		$10.42	$10.36	$10.26	$9.99
Total Return(b)	8.74%		2.64%	4.63%	2.70%	3.74%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$176,067		$166,626	$1,460,161	$179,488	$74,841
Net expenses to average daily net assets(c)	0.16	%(d)	0.15%	0.10%	0.18%	0.26%
Net investment income to average daily net assets(a)	1.91%		1.66%	1.52%	1.94%	1.72%
Portfolio turnover rate	44%		22%	40%	19%	11%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.51%		0.53%	0.59%	0.62%	0.72%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.01	$0.02	$0.01	$0.01

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

11

GMO Alpha Only Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 29, 2008		Period from March 2, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$10.41		$10.37
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.21		0.20
Net realized and unrealized gain (loss)	0.71		0.06
Total from investment operations	0.92		0.26
Less distributions to shareholders:
From net investment income	(0.22)		(0.22)
Total distributions	(0.22)		(0.22)
Net asset value, end of period	$11.11		$10.41
Total Return(b)	8.90%		2.54	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,557,970		$1,693,793
Net expenses to average daily net assets(c)	0.11	%(d)	0.10	%*
Net investment income to average daily net assets(a)	1.96%		1.93	%*
Portfolio turnover rate	44%		22	%††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.51%		0.53	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.00	(e)

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  The net expense ratio does not include the effect of expense reductions.

(e)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents porfolio turnover of the Fund for the year ended February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

12

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Alpha Only Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks to outperform the Citigroup 3-Month Treasury Bill Index. The Fund invests primarily in shares of the GMO U.S. Equity Funds and the GMO International Equity Funds (which may include one or more of the GMO Emerging Markets Funds). The Fund also may invest in shares of GMO Emerging Country Debt Fund ("ECDF"). In addition, the Fund may invest directly in securities of the type in which the underlying funds invest. The Fund invests directly or indirectly in sub-asset classes that it expects to outperform the relevant broader asset class, and seeks to hedge some or all of the expected return (and foreign currency exposure) of the broader asset class. To the extent that the Fund's hedges are effective, the performance of the Fund's portfolio is expected to have a low correlation to the performance of the broader global asset classes in which the Fund directly or indirectly invests. Instead, the Fund is expected to produce returns more like a short-term fixed income fund, with variation in return (alpha) resulting from aggregate outperformance or underperformance of the underlying funds and/or securities as well as the sub-asset classes in which the Fund invests relative to the relevant broader asset classes.

As of February 29, 2008, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

13

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net

14

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument

15

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.

16

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to derivative contract transactions, differing treatment of mutual fund distributions received, foreign currency transactions and losses on wash sale transactions.

17

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(497,370)	$497,370	$—

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$40,744,912	$38,655,179
Total distributions	$40,744,912	$38,655,179

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$27,377,422
Undistributed long–term capital gain	$266,059,357

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,731,066,010	$19,318,054	$(228,238,956)	$(208,920,902)

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

18

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.10% of the amount invested or redeemed. The redemption fee is only applicable to shares acquired on or after June 30, 2003. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying funds in which the Fund was invested as of June 30, 2007 and the estimated transaction costs of investing directly in securities. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e. changes in the percentage of Fund assets allocated to each underlying fund and direct investments). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

19

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan,

20

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.10% for Class IV shares; provided, however, that the amount of this waiver will not exceed the respective Class' shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.50% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2008 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying funds (excluding these Funds' Excluded Fund Fees and Expenses) exceeds 0.50% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.445%	0.065%	0.510%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $15,243 and $7,048, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

21

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

4.  Purchase and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2008 aggregated $1,685,296,529 and $758,611,000, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 81.86% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Two of the shareholders are other funds of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 0.70% of the Fund's shares were held by twenty-six related parties comprised of certain GMO employee accounts, and 99.19% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	7,060,158	$77,385,165	11,398,240	$118,203,482
Shares issued to shareholders in reinvestment of distributions	219,377	2,393,411	233,076	2,410,625
Shares repurchased	(7,426,248)	(79,919,571)	(136,539,471)	(1,415,968,641)
Purchase premiums	—	77,245	—	78,587
Redemption fees	—	71,306	—	43,357
Net increase (decrease)	(146,713)	$7,556	(124,908,155)	$(1,295,232,590)

22

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

	Year Ended February 29, 2008		Period from March 2, 2006 (commencement of operations) through February 28, 2007
Class IV:	Shares	Amount	Shares	Amount
Shares sold	111,659,135	$1,226,989,475	177,462,267	$1,840,405,225
Shares issued to shareholders in reinvestment of distributions	3,451,680	37,623,319	3,436,637	35,538,033
Shares repurchased	(47,448,673)	(512,220,300)	(18,253,783)	(188,763,414)
Purchase premiums	—	1,070,665	—	423,410
Redemption fees	—	336,549	—	130,408
Net increase (decrease)	67,662,142	$753,799,708	162,645,121	$1,687,733,662

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Fund, Class VI	$194,843,664	$200,286,842	$144,011,000	$2,575,654	$45,206,188	$257,477,237
GMO International Growth Equity Fund, Class IV	397,932,659	416,687,590	189,808,000	5,580,563	67,807,028	580,969,085
GMO International Intrinsic Value Fund, Class IV	399,488,346	426,446,174	183,608,000	10,833,641	53,922,533	580,446,151
GMO U.S. Core Equity Fund, Class VI	421,080,896	443,106,907	160,940,000	7,791,601	50,481,306	612,178,641
GMO U.S. Quality Equity Fund, Class VI	228,372,215	198,769,016	80,244,000	3,896,151	5,794,864	332,173,994
Totals	$1,641,717,780	$1,685,296,529	$758,611,000	$30,677,610	$223,211,919	$2,363,245,108

23

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Alpha Only Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alpha Only Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

24

GMO Alpha Only Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.67%	$1,000.00	$1,043.40	$3.40
2) Hypothetical	0.67%	$1,000.00	$1,021.53	$3.37
Class IV
1) Actual	0.62%	$1,000.00	$1,043.90	$3.15
2) Hypothetical	0.62%	$1,000.00	$1,021.78	$3.12

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

25

GMO Alpha Only Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

For taxable, non-corporate shareholders, 86.28% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 31.69% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

26

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

27

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

28

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

29

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

30

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Inflation Indexed Plus Bond Fund returned +4.0% for the fiscal year ended February 29, 2008, compared to +14.9% for the Lehman Brothers U.S. Treasury Inflation Notes Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund underperformed the benchmark during the fiscal year by 10.9%. Cash management was the primary contributor to negative performance for the fiscal year, followed by interest-rate strategy, currency selection, and emerging debt exposure losses.

More than 50% of the fiscal year's underperformance was due to mark-to-market losses in the cash collateral pools of two funds in which the Fund invests a substantial portion of its total assets: the GMO Short Duration Collateral Fund (SDCF) and the GMO World Opportunity Overlay Fund (WOOF). SDCF and WOOF primarily invest cash in high quality U.S. and foreign floating-rate fixed income securities, mainly asset-backed securities, in order to earn a LIBOR-type return. The cash positions in SDCF and WOOF collateralize derivatives positions that seek to deliver the return of the benchmark as well as create active exposures in global interest-rate and currency markets.

With the extreme price volatility of AAA-credit quality asset-backed securities during the year, the cash pools in SDCF and WOOF underperformed LIBOR by nearly 700 basis points, directly contributing to the Inflation Indexed Plus Bond Fund's underperformance given its 70% exposure to these two funds.

Further strategy underperformance was attributable to interest-rate and currency strategies. For much of the fiscal year, the Fund was overweight Australian, Euro-area, Swedish, Swiss, and Canadian interest-rate markets relative to Japanese, U.K., and U.S. markets. However, the U.S., U.K., and Japanese markets were among the top performers, detracting from performance. Similar results came out of two other cross-sectional models implemented in swaps. Further, the slope and volatility strategies also underperformed, leaving only the U.S. Eurodollar directional strategy and opportunistic trading with positive contributions for the year.

In currencies, the largest negative contributors were underweight positions in euros, yen, and Canadian dollars, as well as an overweight position in Australian dollars. Partially offsetting losses were gains from overweight positions in the Swiss franc, Norwegian krone, and sterling. A major risk aversion episode during the fiscal year, prompted by the turmoil in structured credit markets, persisted for much of the third and fourth quarters. Our choice of a defensive currency during this episode, the Swiss franc, was incorrect, as risk aversion manifested itself in a swift rise in the yen, in which the Fund remained underweight. In addition, a drastic change in the relative volatilities of the currencies in August resulted in a shifting of risk positions into less advantageous, and ultimately unprofitable, intra-European trades.

A relatively minor contribution to negative performance came from the small exposure to emerging debt, where spread widening on the asset class contributed negatively, as did negative contributions from country selection.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class VI shares will vary due to different fees.

*  Class III performance information represents Class VI performance from May 31, 2006 to June 29, 2006 and Class III performance thereafter.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	91.0%
Short-Term Investments	8.4
Swaps	1.8
Options Purchased	0.3
Loan Participations	0.2
Loan Assignments	0.1
Rights and Warrants	0.0
Promissory Notes	0.0
Written Options	(0.1)
Futures	(0.2)
Reverse Repurchase Agreements	(0.6)
Forward Currency Contracts	(0.8)
Other	(0.1)
100.0%
Country / Region Summary**	% of Investments
United States	82.9%
Japan	7.3
Australia	4.8
Canada	3.5
Euro Region***	3.1
Switzerland	2.6
Emerging	2.6
United Kingdom	(6.8)
100.0%

*    The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**    The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 23.7%
	Corporate Debt — 6.8%
13,850,000	JP Morgan & Co. Series MTN, Variable Rate, CPI + 4.00%, 5.89%, due 02/15/12	15,574,325
	U.S. Government — 16.9%
9,739,725	U.S. Treasury Inflation Indexed Bond, 3.63%, due 04/15/28 (a)	12,838,175
8,020,800	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (a)	8,057,144
16,500,150	U.S. Treasury Inflation Indexed Note, 1.63%, due 01/15/15 (a) (b)	17,487,581
	Total U.S. Government	38,382,900
	TOTAL DEBT OBLIGATIONS (COST $52,407,138)	53,957,225
	MUTUAL FUNDS — 73.0%
	Affiliated Issuers — 73.0%
671,595	GMO Emerging Country Debt Fund, Class III	6,756,250
4,784,046	GMO Short-Duration Collateral Fund	114,960,626
28,918	GMO Special Purpose Holding Fund (c) (d)	36,437
1,739,719	GMO World Opportunity Overlay Fund	44,675,992
	TOTAL MUTUAL FUNDS (COST $168,119,760)	166,429,305
	SHORT-TERM INVESTMENTS — 2.6%
	Money Market Funds — 2.6%
5,821,180	State Street Institutional Liquid Reserves Fund-Institutional Class	5,821,180
	TOTAL SHORT-TERM INVESTMENTS (COST $5,821,180)	5,821,180
	TOTAL INVESTMENTS — 99.3% (Cost $226,348,078)	226,207,710
	Other Assets and Liabilities (net) — 0.7%	1,644,087
	TOTAL NET ASSETS — 100.0%	$227,851,797

See accompanying notes to the financial statements.

2

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
3/04/08	AUD	75,200,000	$70,052,560	$3,578,728
3/04/08	AUD	600,000	558,930	2,457
5/06/08	AUD	3,000,000	2,772,176	(47,824)
5/06/08	AUD	3,000,000	2,772,176	(13,384)
3/11/08	CAD	72,500,000	73,649,528	2,042,710
4/01/08	CHF	295,200,000	283,497,354	11,824,245
4/15/08	EUR	100,200,000	151,919,260	7,130,260
4/15/08	EUR	300,000	454,848	15,372
3/25/08	GBP	63,000,000	125,012,160	1,040,557
3/25/08	GBP	1,800,000	3,571,776	37,964
3/25/08	GBP	1,400,000	2,778,048	504
4/08/08	NZD	33,500,000	26,642,658	576,137
4/08/08	NZD	2,700,000	2,147,319	(30,933)
4/08/08	NZD	3,300,000	2,624,501	(46,453)
			$748,453,294	$26,110,340

Sales
3/04/08	AUD	72,800,000	$67,816,840	$(4,300,296)
3/04/08	AUD	3,000,000	2,794,650	48,270
3/11/08	CAD	76,400,000	77,611,364	(343,717)
4/01/08	CHF	191,200,000	183,620,237	(8,763,553)
4/01/08	CHF	100,000,000	96,035,689	(5,524,846)
4/15/08	EUR	50,000,000	75,808,014	(3,562,514)
4/15/08	EUR	45,000,000	68,227,213	(2,761,055)
3/25/08	GBP	64,600,000	128,187,072	(1,196,392)
4/22/08	JPY	197,500,000	1,906,639	(70,796)
4/22/08	JPY	60,000,000	579,232	(20,396)
4/08/08	NZD	33,000,000	26,245,007	(435,047)
			$728,831,957	$(26,930,342)

See accompanying notes to the financial statements.

3

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
3/18/08	EUR	103,800,000	SEK	975,692,880	$626,433
3/18/08	SEK	957,186,620	EUR	101,300,000	(1,420,650)
4/29/08	EUR	6,400,000	NOK	50,476,800	(58,740)
4/29/08	NOK	14,990,050	EUR	1,900,000	16,531
					$(836,426)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
10	Australian Government Bond 3 Yr.	March 2008	$915,819	$4,529
88	Canadian Government Bond 10 Yr.	June 2008	10,541,224	212,460
23	Euro BOBL	March 2008	3,887,883	15,385
44	Euro Bund	March 2008	7,819,444	41,872
15	Japanese Government Bond 10 Yr. (TSE)	March 2008	19,992,781	79,223
			$43,157,151	$353,469
Sales
427	Australian Government Bond 10 Yr.	March 2008	$39,074,859	$(28,756)
5	Euro BOBL	March 2008	845,192	(3,879)
8	Euro Bund	March 2008	1,421,717	(12,037)
9	U.S. Long Bond (CBT)	June 2008	1,067,625	(24,208)
60	U.S. Treasury Note 10 Yr.	June 2008	7,036,875	(125,762)
102	U.S. Treasury Note 2 Yr. (CBT)	June 2008	21,922,031	(134,107)
12	U.S. Treasury Note 5 Yr. (CBT)	June 2008	1,371,000	(18,496)
120	UK Gilt Long Bond	June 2008	26,302,978	(449,631)
			$99,042,277	$(796,876)

See accompanying notes to the financial statements.

4

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Reverse Repurchase Agreements

Average balance outstanding	$(160,880,217)
Average interest rate	1.19%
Maximum balance outstanding	$(186,334,000)
Average shares outstanding	147,274,257
Average balance per share outstanding	$(1.09)
Days outstanding	92

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements. There were no reverse repurchase agreements outstanding at the end of the period.

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
9,300,000	CHF	3/19/2013	JP Morgan	Receive	3.00%	6 month
			Chase Bank			CHF LIBOR	$61,267
54,900,000	AUD	3/19/2018	JP Morgan Chase Bank	Receive	7.07%	6 month AUD BBSW	(693,958)
					Premiums to (Pay) Receive	$31,770	$(632,691)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
160,000,000	USD	5/14/2008	Barclays Bank PLC	2.50% to	Barclays TIPS
				maturity	Index Total Return	$5,022,524
				Premiums to (Pay) Receive	$—	$5,022,524

As of February 29, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

5

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Notes to Schedule of Investments:

BBSW - Bank Bill Swap Reference Rate

CPI - Consumer Price Index

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

TIPS - Treasury Inflation Protected Securities

Variable rate - The rates shown on variable rate notes are the current interest rates at February 29, 2008, which are subject to change based on the terms of the security.

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

(c)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(d)  Underlying investment represents interests in defaulted securities.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.

6

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $58,228,318) (Note 2)	$59,778,405
Investments in affiliated issuers, at value (cost $168,119,760) (Notes 2 and 8)	166,429,305
Receivable for Fund shares sold	2,748
Interest receivable	230,704
Unrealized appreciation on open forward currency contracts (Note 2)	26,940,168
Receivable for open swap contracts (Note 2)	5,083,791
Receivable for closed swap contracts (Note 2)	106,666
Receivable for expenses reimbursed by Manager (Note 3)	78,212
Total assets	258,649,999
Liabilities:
Payable to affiliate for (Note 3):
Management fee	222,432
Shareholder service fee	62,795
Trustees and Chief Compliance Officer of GMO Trust fees	1,016
Unrealized depreciation on open forward currency contracts (Note 2)	28,596,596
Payable for open swap contracts (Note 2)	693,958
Payable for variation margin on open futures contracts (Note 2)	885,409
Accrued expenses	335,996
Total liabilities	30,798,202
Net assets	$227,851,797
Net assets consist of:
Paid-in capital	$505,360,653
Distributions in excess of net investment income	(126,305,693)
Accumulated net realized loss	(153,384,563)
Net unrealized appreciation	2,181,400
$227,851,797
Net assets attributable to:
Class III shares	$137,492,158
Class VI shares	$90,359,639
Shares outstanding:
Class III	5,846,005
Class VI	3,843,181
Net asset value per share:
Class III	$23.52
Class VI	$23.51

See accompanying notes to the financial statements.

7

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$141,857,199
Interest	19,488,717
Total investment income	161,345,916
Expenses:
Management fee (Note 3)	7,029,418
Shareholder service fee – Class III (Note 3)	362,310
Shareholder service fee – Class IV (Note 3)	166,315
Shareholder service fee – Class VI (Note 3)	1,322,152
Custodian, fund accounting agent and transfer agent fees	923,853
Audit and tax fees	84,038
Legal fees	82,912
Trustees fees and related expenses (Note 3)	23,144
Registration fees	23,366
Interest expense (Note 2)	1,920,718
Miscellaneous	19,431
Total expenses	11,957,657
Fees and expenses reimbursed by Manager (Note 3)	(1,103,298)
Expense reductions (Note 2)	(310)
Indirectly incurred fees waived or borne by Manager (Note 3)	(359,244)
Shareholder service fee waived (Note 3)	(127,822)
Net expenses	10,366,983
Net investment income (loss)	150,978,933

See accompanying notes to the financial statements.

8

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008 — (Continued)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$7,647,924
Investments in affiliated issuers	(186,629,546)
Realized gains distributions from affiliated issuers (Note 8)	3,932,304
Closed futures contracts	(111,142,215)
Closed swap contracts	340,875,631
Foreign currency, forward contracts and foreign currency related transactions	(65,025,759)
Net realized gain (loss)	(10,341,661)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,453,003)
Investments in affiliated issuers	(647,015)
Open futures contracts	8,442,738
Open swap contracts	(28,598,488)
Foreign currency, forward contracts and foreign currency related transactions	(7,209,864)
Net unrealized gain (loss)	(30,465,632)
Net realized and unrealized gain (loss)	(40,807,293)
Net increase (decrease) in net assets resulting from operations	$110,171,640

See accompanying notes to the financial statements.

9

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Period from May 31, 2006 (commencement of operations) through February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$150,978,933	$54,489,316
Net realized gain (loss)	(10,341,661)	942,418
Change in net unrealized appreciation (depreciation)	(30,465,632)	32,647,032
Net increase (decrease) in net assets from operations	110,171,640	88,078,766
Distributions to shareholders from:*
Net investment income
Class III	(26,975,972)	(9,719,161)
Class IV	(14,948,171)	(5,271,677)
Class VI	(347,623,757)	(58,674,899)
Total distributions from net investment income	(389,547,900)	(73,665,737)
Net realized gains
Class III	(643,125)	(511,535)
Class IV	(654,425)	(275,565)
Class VI	(7,445,282)	(3,015,693)
Total distributions from net realized gains	(8,742,832)	(3,802,793)
	(398,290,732)	(77,468,530)
Net share transactions (Note 7):
Class III	(103,779,537)	258,555,425
Class IV	(83,542,832)	94,165,574
Class VI	(1,526,536,264)	1,866,498,287
Increase (decrease) in net assets resulting from net share transactions	(1,713,858,633)	2,219,219,286
Total increase (decrease) in net assets	(2,001,977,725)	2,229,829,522
Net assets:
Beginning of period	2,229,829,522	—
End of period (including distributions in excess of net investment income of $126,305,693 and $2,070,467, respectively)	$227,851,797	$2,229,829,522

*  The Fund distributed $96,096,773 from ordinary income in January and February 2008. The final tax classification of these distributions may change as it will depend on the Fund's taxable income for the full tax year ended December 31, 2008.

See accompanying notes to the financial statements.

10

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 29, 2008		Period from June 29, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$25.47		$24.96
Income (loss) from investment operations:
Net investment income (loss)(a)†	1.13		0.75
Net realized and unrealized gain (loss)	(0.21)		0.68
Total from investment operations	0.92		1.43
Less distributions to shareholders:
From net investment income	(2.81)		(0.87)
From net realized gains	(0.06)		(0.05)
Total distributions	(2.87)		(0.92)
Net asset value, end of period	$23.52		$25.47
Total Return(b)	3.95%		5.79	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$137,492		$260,205
Net operating expenses to average daily net assets(c)	0.37	%(d)	0.39	%*
Interest expense to average daily net assets	0.07%		—
Total net expenses to average daily net assets	0.44	%(d)	0.39	%*
Net investment income to average daily net assets(a)	4.51%		4.37	%*
Portfolio turnover rate	131%		37	%††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.06%		0.06	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in underlying funds (See Note 3).

(d)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover of the Fund for the period from May 31, 2006 (commencement of operations) through February 28, 2007.

See accompanying notes to the financial statements.

11

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Period from March 1, 2007 through February 13, 2008		Period from July 18, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$25.48		$25.07
Income (loss) from investment operations:
Net investment income (loss)(a)†	1.22		0.65
Net realized and unrealized gain (loss)	(0.76)		0.69
Total from investment operations	0.46		1.34
Less distributions to shareholders:
From net investment income	(2.81)		(0.88)
From net realized gains	(0.06)		(0.05)
Total distributions	(2.87)		(0.93)
Net asset value, end of period	$23.07	(e)	$25.48
Total Return(b)	1.94	%**	5.39	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$—		$94,783
Net operating expenses to average daily net assets(c)	0.33	%*(d)	0.33	%*
Interest expense to average daily net assets	0.07	%*	—
Total net expenses to average daily net assets	0.40	%*(d)	0.33	%*
Net investment income to average daily net assets(a)	5.05	%*	4.10	%*
Portfolio turnover rate	131	%†††	37	%††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.06	%*	0.06	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in underlying funds (See Note 3).

(d)  The net expense ratio does not include the effect of expense reductions.

(e)  Represents the ending net asset value per share upon the liquidation of the class.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover of the Fund for the period from May 31, 2006 (commencement of operations) through February 28, 2007.

†††  Calculation represents portfolio turnover of the Fund for the year ended February 29, 2008.

See accompanying notes to the financial statements.

12

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 29, 2008		Period from May 31, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$25.48		$25.00
Income (loss) from investment operations:
Net investment income (loss)(a)†	1.38		0.83
Net realized and unrealized gain (loss)	(0.45)		0.60
Total from investment operations	0.93		1.43
Less distributions to shareholders:
From net investment income	(2.84)		(0.90)
From net realized gains	(0.06)		(0.05)
Total distributions	(2.90)		(0.95)
Net asset value, end of period	$23.51		$25.48
Total Return(b)	4.00%		5.75	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$90,360		$1,874,841
Net operating expenses to average daily net assets(c)	0.29	%(d)	0.29	%*
Interest expense to average daily net assets	0.07%		—
Total net expenses to average daily net assets	0.36	%(d)	0.29	%*
Net investment income to average daily net assets(a)	5.48%		4.33	%*
Portfolio turnover rate	131%		37	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.06%		0.06	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in underlying funds (See Note 3).

(d)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

13

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Inflation Indexed Plus Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of the Lehman Brothers U.S. Treasury Inflation Notes Index. The Fund primarily makes investments that are indexed or otherwise "linked" to general measures of inflation in the country of issue. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. The Fund may invest a substantial portion of its assets in shares of GMO Short-Duration Collateral Fund; in inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations; in shares of GMO World Opportunity Overlay Fund; in futures contracts, swap contracts, currency forwards, currency options and other types of derivatives; up to 5% of the Fund's total assets in sovereign debt of emerging countries (including below investment grade securities), primarily through investment in shares of GMO Emerging Country Debt Fund; and in non-inflation indexed (or nominal) fixed income securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. Government) and by corporations (to gain direct exposure to such securities and/or for use as part of a synthetic position).

As of February 29, 2008, the Fund had two classes of shares outstanding: Class III and Class VI. Class IV shares were liquidated on February 13, 2008. Class VI, Class III and Class IV commenced operations on May 31, 2006, June 29, 2006 and July 18, 2006, respectively. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of GMO Short-Duration Collateral Fund, GMO Special Purpose Holding Fund and GMO World Opportunity Overlay Fund are not publicly available.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements

14

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 30.78% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the securities' market values and changes in interest rates.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 29, 2008, the Fund received $187,563 through SPHF in conjunction with settlement agreements related to the default of those securities.

15

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the

16

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

17

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. There were no loan agreements outstanding at the end of the period.

Indexed securities

The Fund invests in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Variance swap agreements involve commitments to pay or receive a settlement amount calculated

18

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

19

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has adopted a tax year-end of December 31. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances as of December 31, 2007. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences as of December 31, 2007 primarily relate to capital loss carryforwards, derivative contract transactions, differing treatment of mutual fund distributions received, foreign currency transactions, losses on wash sale transactions, partnership interest tax allocations and post-October capital and currency losses.

20

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of December 31, 2007. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$114,333,741	$(114,333,741)	$—

The tax character of distributions declared to shareholders is as follows:

	12/31/2007	12/31/2006
Ordinary income (including any short-term capital gains)	$302,193,959	$77,468,530
Total distributions	$302,193,959	$77,468,530

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of December 31, 2007, the Fund elected to defer to January 1, 2008 post-October capital and currency losses of $11,560,236 and $27,059,368, respectively.

As of December 31, 2007, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

12/31/2015	$(33,561,953)
Total	$(33,561,953)

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$235,802,616	$1,633,889	$(11,228,795)	$(9,594,906)

21

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Fund made distributions from net investment income to shareholders subsequent to the close of its tax year ended December 31, 2007. Such distributions were made in connection with significant redemption activity in January and February 2008. The stated components of net assets in the Statement of Assets and Liabilities have not been adjusted to reflect permanent U.S. GAAP to tax accounting differences, if any, occurring subsequent to December 31, 2007. Any such differences will have no impact on the Fund's net assets or net asset value per share.

The final tax classification of the distributions made after December 31, 2007 will depend on the Fund's taxable income for the full tax year ended December 31, 2008. Additionally, utilization of certain capital losses realized through the Fund's fiscal year ended February 29, 2008 and/or losses which may be realized in tax years subsequent to December 31, 2007 could be subject to limitations imposed by the Code.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

22

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Recently issues accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.10% for Class IV shares and 0.055% for Class VI shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares, 0.10% for Class IV shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class' shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related

23

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2008 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's CCO (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.014%	0.005%	0.037%	0.056%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $21,795 and $15,163, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 29, 2008, cost of purchases and proceeds from sales of investments, other than short-term obligations and class exchanges, were as follows:

	Purchases	Sales
U.S. Government securities	$377,293,110	$704,235,437
Investments (non-U.S. Government securities)	3,144,617,536	4,602,147,520

24

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 96.37% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 0.10% of the Fund's shares were held by twelve related parties comprised of certain GMO employee accounts.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Period from June 29, 2006 (commencement of operations) through February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	7,753,239	$195,318,795	15,451,865	$389,950,136
Shares issued to shareholders in reinvestment of distributions	1,015,942	24,078,255	316,658	7,932,294
Shares repurchased	(13,137,888)	(323,176,587)	(5,553,811)	(139,327,005)
Net increase (decrease)	(4,368,707)	$(103,779,537)	10,214,712	$258,555,425

25

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

	Period Ended February 13, 2008*		Period from July 18, 2006 (commencement of operations) through February 28, 2007
Class IV:	Shares	Amount	Shares	Amount
Shares sold	7,496,338	$190,386,804	7,531,845	$189,718,619
Shares issued to shareholders in reinvestment of distributions	637,724	15,178,849	221,447	5,547,242
Shares repurchased	(11,854,634)	(289,108,485)	(4,032,720)	(101,100,287)
Net increase (decrease)	(3,720,572)	$(83,542,832)	3,720,572	$94,165,574
	Year Ended February 29, 2008		Period from May 31, 2006 (commencement of operations) through February 28, 2007
Class VI:	Shares	Amount	Shares	Amount
Shares sold	81,536,209	$2,064,407,172	71,907,875	$1,824,498,863
Shares issued to shareholders in reinvestment of distributions	14,977,254	355,069,039	2,462,698	61,690,592
Shares repurchased	(166,263,657)	(3,946,012,475)	(777,198)	(19,691,168)
Net increase (decrease)	(69,750,194)	$(1,526,536,264)	73,593,375	$1,866,498,287

*  Effective February 13, 2008, all shareholders redeemed or exchanged out of Class IV.

26

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the securities of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$66,616,399	$73,779,918	$125,900,000	$7,435,177	$3,744,741	$6,756,250
GMO Short-Duration Collateral Fund	1,294,006,779	2,571,222,022	3,587,887,869	134,422,022	—	114,960,626
GMO Special Purpose Holding Fund	40,775	—	—	—	187,563	36,437
GMO World Opportunity Overlay Fund	447,312,841	498,125,000	883,610,000	—	—	44,675,992
Totals	$1,807,976,794	$3,143,126,940	$4,597,397,869	$141,857,199	$3,932,304	$166,429,305

9.  Subsequent Event

Subsequent to February 29, 2008, the Fund received redemption requests in the amount of $95,908,901.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Inflation Indexed Plus Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Inflation Indexed Plus Bond Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

28

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.54%	$1,000.00	$1,044.40	$2.74
2) Hypothetical	0.54%	$1,000.00	$1,022.18	$2.72
Class VI
1) Actual	0.45%	$1,000.00	$1,044.50	$2.29
2) Hypothetical	0.45%	$1,000.00	$1,022.63	$2.26

*  Expenses are calculated using each Class's annualized expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

29

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended December 31, 2007 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended December 31, 2007, $101,771,326 and $8,742,832, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

30

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

31

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

32

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

33

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

34

GMO International Bond Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Bond Fund returned +8.1% for the fiscal year ended February 29, 2008, compared to +18.0% for the JPMorgan Non-U.S. Government Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund underperformed the benchmark during the fiscal year by 9.9%. Cash management was the primary contributor to negative performance for the fiscal year, followed by interest-rate strategy, currency selection, and emerging debt exposure losses.

About 65% of the fiscal year's underperformance was due to mark-to-market losses in the cash collateral pools of two funds in which the Fund invests a substantial portion of its total assets: the GMO Short Duration Collateral Fund (SDCF) and the GMO World Opportunity Overlay Fund (WOOF). SDCF and WOOF primarily invest cash in high quality U.S. and foreign floating-rate fixed income securities, mainly asset-backed securities, seeking to earn a LIBOR-type return. The cash positions in SDCF and WOOF collateralize derivatives positions that seek to deliver the return of the benchmark as well as create active exposures in global interest-rate and currency markets.

With the extreme price volatility of AAA-credit quality asset-backed securities during the year, the cash pools in SDCF and WOOF underperformed LIBOR by nearly 700 basis points, directly contributing to the International Bond Fund's underperformance given its 90% exposure to these two funds.

Further Fund underperformance was attributable to interest-rate and currency strategies. For much of the fiscal year, the strategy was overweight Australian, Euro-area, Swedish, Swiss, and Canadian interest-rate markets relative to Japanese, U.K., and U.S. markets. However, the U.S., U.K., and Japanese markets were among the top performers, detracting from performance. Similar results came out of two other cross-sectional models implemented in swaps. Further, the slope and volatility strategies also underperformed, leaving only the U.S. Eurodollar directional strategy and opportunistic trading with positive contributions for the year.

In currencies, the largest negative contributors were underweight positions in euros, yen, and Canadian dollars, as well as an overweight position in Australian dollars. Partially offsetting losses were gains from overweight positions in the Swiss franc, Norwegian krone, and sterling. A major risk aversion episode during the fiscal year, prompted by the turmoil in structured credit markets, persisted for much of the third and fourth quarters. Our choice of a defensive currency during this episode, the Swiss franc, was incorrect, as risk aversion manifested itself in a swift rise in the yen, in which the Fund remained underweight. In addition, a drastic change in the relative volatilities of the currencies in August resulted in a shifting of risk positions into less advantageous, and ultimately unprofitable, intra-European trades.

A relatively minor contribution to negative performance came from the small exposure to emerging debt, where spread widening on the asset class contributed negatively, as did negative contributions from country selection.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO International Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	86.3%
Short-Term Investments	9.4
Forward Currency Contracts	4.1
Futures	1.3
Options Purchased	0.3
Loan Participations	0.2
Swaps	0.1
Loan Assignments	0.1
Rights and Warrants	0.0
Promissory Notes	0.0
Written Options	(0.1)
Reverse Repurchase Agreements	(0.6)
Other	(1.1)
100.0%
Country / Region Summary**	% of Investments
Euro Region***	45.0%
Japan	42.2
Australia	6.6
Canada	6.0
Emerging	2.9
Switzerland	2.8
United Kingdom	(0.7)
United States	(4.8)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO International Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Par Value / Shares		Description	Value ($)
		DEBT OBLIGATIONS — 1.0%
		Australia — 0.1%
		Asset-Backed Securities
USD	461,608	Medallion Trust, Series 03-1G, Class A, Variable Rate, 3 mo. LIBOR + .19%, 5.10%, due 12/21/33	447,003
		Canada — 0.9%
		Foreign Government Obligations
CAD	2,000,000	Government of Canada (Cayman), 7.25%, due 06/01/08	2,049,256
CAD	2,000,000	Province of British Columbia, 7.88%, due 11/30/23	2,762,550
		Total Canada	4,811,806
		United Kingdom — 0.0%
		Asset-Backed Securities
GBP	43,551	RMAC, Series 03-NS2A, Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .40%, 7.03%, due 09/12/35	86,521
		TOTAL DEBT OBLIGATIONS (COST $3,403,557)	5,345,330
		MUTUAL FUNDS — 92.8%
		United States — 92.8%
		Affiliated Issuers
	1,561,790	GMO Emerging Country Debt Fund, Class III	15,711,607
	15,084,980	GMO Short-Duration Collateral Fund	362,492,061
	37,466	GMO Special Purpose Holding Fund (a) (b)	47,207
	3,873,078	GMO World Opportunity Overlay Fund	99,460,635
		Total United States	477,711,510
		TOTAL MUTUAL FUNDS (COST $501,928,790)	477,711,510

See accompanying notes to the financial statements.

2

GMO International Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.8%
	Money Market Funds — 0.2%
1,100,887	State Street Institutional Liquid Reserves Fund-Institutional Class	1,100,887
	Other Short-Term Investments — 1.6%
5,000,000	U.S. Treasury Bill, 1.78%, due 05/01/08 (c) (d)	4,985,005
3,000,000	U.S. Treasury Bill, 3.04%, due 03/20/08 (c) (d)	2,993,809
		7,978,814
	TOTAL SHORT-TERM INVESTMENTS (COST $9,068,009)	9,079,701
	TOTAL INVESTMENTS — 95.6% (Cost $514,400,356)	492,136,541
	Other Assets and Liabilities (net) — 4.4%	22,433,958
	TOTAL NET ASSETS — 100.0%	$514,570,499

See accompanying notes to the financial statements.

3

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

A summary of outstanding financial instruments at February 29, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
3/04/08	AUD	12,200,000	$11,364,910	$581,121
3/04/08	AUD	4,800,000	4,471,440	19,656
5/06/08	AUD	8,600,000	7,946,904	(137,096)
5/06/08	AUD	7,600,000	7,022,846	(33,906)
3/11/08	CAD	5,600,000	5,688,791	174,663
4/01/08	CHF	42,800,000	41,103,275	1,706,928
4/15/08	EUR	188,600,000	285,947,829	13,420,829
4/15/08	EUR	4,100,000	6,216,257	210,085
3/25/08	GBP	14,700,000	29,169,504	200,864
3/25/08	GBP	6,700,000	13,294,944	204,132
3/25/08	GBP	2,900,000	5,754,528	1,044
4/22/08	JPY	20,090,000,000	193,946,234	7,201,486
4/22/08	JPY	710,000,000	6,854,247	241,353
4/08/08	NZD	4,500,000	3,578,865	80,115
4/08/08	NZD	4,500,000	3,578,865	(51,555)
4/08/08	NZD	8,400,000	6,680,547	(118,245)
			$632,619,986	$23,701,474
Sales
3/04/08	AUD	8,400,000	$7,825,020	$(496,188)
3/04/08	AUD	8,600,000	8,011,330	138,374
3/11/08	CAD	6,400,000	6,501,476	30,003
4/01/08	CHF	33,400,000	32,075,920	(1,073,601)
4/15/08	EUR	12,600,000	19,103,620	(873,940)
4/15/08	EUR	4,500,000	6,822,721	(21,061)
4/08/08	NZD	2,200,000	1,749,667	(23,789)
			$82,089,754	$(2,320,202)

See accompanying notes to the financial statements.

4

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
3/18/08	EUR	17,700,000	SEK	166,412,485	$112,834
3/18/08	SEK	96,019,460	EUR	10,200,000	(84,593)
4/29/08	EUR	14,700,000	NOK	115,938,900	(134,919)
4/29/08	NOK	35,502,750	EUR	4,500,000	39,153
					$(67,525)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
91	Australian Government Bond 10 Yr.	March 2008	$8,327,429	$9,108
251	Australian Government Bond 3 Yr.	March 2008	22,987,045	44,093
278	Canadian Government Bond 10 Yr.	June 2008	33,300,686	671,182
492	Euro BOBL	March 2008	83,166,898	1,310,459
945	Euro Bund	March 2008	167,940,334	2,318,686
177	Japanese Government Bond 10 Yr. (TSE)	March 2008	235,914,813	3,401,087
			$551,637,205	$7,754,615
Sales
5	Euro BOBL	March 2008	$845,192	$(3,879)
18	Euro Bund	March 2008	3,198,863	(27,082)
860	Federal Fund 30 day	March 2008	348,811,653	(53,887)
21	U.S. Long Bond (CBT)	June 2008	2,491,125	(56,485)
133	U.S. Treasury Note 10 Yr.	June 2008	15,598,406	(278,772)
284	U.S. Treasury Note 2 Yr. (CBT)	June 2008	61,037,813	(391,148)
35	U.S. Treasury Note 5 Yr. (CBT)	June 2008	3,998,750	(52,611)
27	UK Gilt Long Bond	June 2008	5,918,170	(101,167)
			$441,899,972	$(965,031)

See accompanying notes to the financial statements.

5

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
20,500,000	CHF	3/19/2013	JP Morgan Chase Bank	Receive	3.00%	6 month
						CHF LIBOR	$135,052
8,300,000	AUD	3/19/2018	JP Morgan Chase Bank	Receive	7.07%	6 month AUD BBSW	(104,915)
5,000,000	EUR	3/21/2030	UBS Warburg	Receive	5.90%	3 month Floating Rate EUR LIBOR	1,409,729
					Premiums to (Pay) Receive	$67,229	$1,439,866

As of February 29, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBSW - Bank Bill Swap Reference Rate

LIBOR - London Interbank Offered Rate

RMAC - Residential Mortgage Acceptance Corp.

Variable rate - The rates shown on variable rate notes are the current interest rates at February 29, 2008, which are subject to change based on the terms of the security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Underlying investment represents interests in defaulted securities.

(c)  Rate shown represents yield-to-maturity.

(d)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

See accompanying notes to the financial statements.

6

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 29, 2008

Currency Abbreviations:

AUD - Australian Dollar CAD - Canadian Dollar CHF - Swiss Franc EUR - Euro GBP - British Pound	JPY - Japanese Yen NOK - Norwegian Krone NZD - New Zealand Dollar SEK - Swedish Krona USD - United States Dollar

See accompanying notes to the financial statements.

7

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $12,471,566) (Note 2)	$14,425,031
Investments in affiliated issuers, at value (cost $501,928,790) (Notes 2 and 8)	477,711,510
Receivable from broker for closed futures contracts	29,710
Receivable for Fund shares sold	3,051,714
Interest receivable	162,164
Unrealized appreciation on open forward currency contracts (Note 2)	24,362,640
Receivable for variation margin on open futures contracts (Note 2)	2,964,350
Interest receivable for open swap contracts	234,388
Receivable for open swap contracts (Note 2)	1,544,781
Receivable for expenses reimbursed by Manager (Note 3)	36,747
Other expense reimbursement from Manager (Note 2)	830,768
Total assets	525,353,803
Liabilities:
Payable for investments purchased	3,500,000
Payable for Fund shares repurchased	3,031,395
Payable to affiliate for (Note 3):
Management fee	99,330
Shareholder service fee	59,598
Trustees and Chief Compliance Officer of GMO Trust fees	533
Unrealized depreciation on open forward currency contracts (Note 2)	3,048,893
Payable for open swap contracts (Note 2)	104,915
Accrued expenses	938,640
Total liabilities	10,783,304
Net assets	$514,570,499
Net assets consist of:
Paid-in capital	$530,664,897
Accumulated undistributed net investment income	199,241
Accumulated net realized loss	(23,675,091)
Net unrealized appreciation	7,381,452
$514,570,499
Net assets attributable to:
Class III shares	$514,570,499
Shares outstanding:
Class III	54,082,170
Net asset value per share:
Class III	$9.51

See accompanying notes to the financial statements.

8

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$22,359,042
Interest	1,291,609
Dividends	74,313
Total investment income	23,724,964
Expenses:
Management fee (Note 3)	1,281,046
Shareholder service fee – Class III (Note 3)	768,628
Custodian, fund accounting agent and transfer agent fees	196,152
Audit and tax fees	60,401
Legal fees	16,754
Trustees fees and related expenses (Note 3)	4,864
Registration fees	5,249
Miscellaneous	6,590
Total expenses	2,339,684
Fees and expenses reimbursed by Manager (Note 3)	(281,248)
Expense reductions (Note 2)	(55,802)
Indirectly incurred fees waived or borne by Manager (Note 3)	(68,134)
Shareholder service fee waived (Note 3)	(24,238)
Net expenses	1,910,262
Net investment income (loss)	21,814,702
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(729,744)
Investments in affiliated issuers	(1,179,464)
Realized g ains distributions from affiliated issuers (Note 8)	917,264
Closed futures contracts	(9,158,287)
Closed swap contracts	(1,836,915)
Foreign currency, forward contracts and foreign currency related transactions	24,153,870
Net realized gain (loss)	12,166,724
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	35,747
Investments in affiliated issuers	(27,476,505)
Open futures contracts	10,166,157
Open swap contracts	(269,895)
Foreign currency, forward contracts and foreign currency related transactions	22,507,217
Net unrealized gain (loss)	4,962,721
Net realized and unrealized gain (loss)	17,129,445
Net increase (decrease) in net assets resulting from operations	$38,944,147

See accompanying notes to the financial statements.

9

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$21,814,702	$18,495,917
Net realized gain (loss)	12,166,724	20,285,772
Change in net unrealized appreciation (depreciation)	4,962,721	(3,538,755)
Net increase (decrease) in net assets from operations	38,944,147	35,242,934
Distributions to shareholders from:
Net investment income
Class III	(48,502,819)	(23,666,074)
Net realized gains
Class III	—	(3,983,947)
	(48,502,819)	(27,650,021)
Net share transactions (Note 7):
Class III	74,650,906	19,357,480
Total increase (decrease) in net assets	65,092,234	26,950,393
Net assets:
Beginning of period	449,478,265	422,527,872
End of period (including accumulated undistributed net investment income of $199,241 and $7,216,931, respectively)	$514,570,499	$449,478,265

See accompanying notes to the financial statements.

10

GMO International Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$9.73		$9.57	$10.61	$10.38	$9.94
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.41		0.41	0.21	0.17	0.20
Net realized and unrealized gain (loss)	0.31		0.38	(0.93)	1.02	1.94
Total from investment operations	0.72		0.79	(0.72)	1.19	2.14
Less distributions to shareholders:
From net investment income	(0.94)		(0.54)	(0.31)	(0.91)	(0.71)
From net realized gains	—		(0.09)	(0.01)	(0.05)	(0.99)
Total distributions	(0.94)		(0.63)	(0.32)	(0.96)	(1.70)
Net asset value, end of period	$9.51		$9.73	$9.57	$10.61	$10.38
Total Return(b)	8.09%		8.32%	(6.83)%	11.81%	23.17%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$514,570		$449,478	$422,528	$438,365	$271,015
Net expenses to average daily net assets(c)	0.38	%(d)	0.39%	0.39%	0.39%	0.39%
Net investment income to average daily net assets(a)	4.26%		4.17%	2.13%	1.65%	1.98%
Portfolio turnover rate	51%		32%	36%	51%	26%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.07%		0.26%††	0.08%	0.09%	0.12%

(a)  Net investment income is affected by the timing of the declaration of the dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

††  Includes 0.19% non-recurring Internal Revenue Code Section 860 expense reimbursed by the Manager (Note 2).

See accompanying notes to the financial statements.

11

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of the JPMorgan Non-U.S. Government Bond Index. The Fund typically invests in bonds (including synthetic bonds) included in the JPMorgan Non-U.S. Government Bond Index and in securities and instruments with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. The Fund may invest a substantial portion of its total assets in shares of GMO Short-Duration Collateral Fund; in futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives; in investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; in shares of GMO World Opportunity Overlay Fund; and up to 5% of the Fund's total assets in sovereign debt of emerging countries (including below investment grade securities), primarily through investment in shares of GMO Emerging Country Debt Fund ("ECDF").

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, upon request, without charge by calling (617) 346-7646 (collect). Shares of the GMO Short-Duration Collateral Fund, the GMO World Opportunity Overlay Fund and the GMO Special Purpose Holding Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

12

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 30.30% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset backed-securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the securities' market values and changes in interest rates.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 29, 2008, the Fund received $243,003 There were no indexed securities held by the Fund at the end of the period. through SPHF in conjunction with settlement agreements related to the default of those securities.

13

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the

14

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

15

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the

16

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 29, 2008, the Fund did not participate in securities lending.

17

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, partnership interest tax allocations and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$19,670,427	$(19,760,026)	$89,599

18

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$48,502,819	$26,029,938
Long-term capital gains	—	1,620,083
Total distributions	$48,502,819	$27,650,021

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$37,517,170

As of February 29, 2008, the Fund elected to defer to March 1, 2008 post-October capital losses of $4,962,396.

As of February 29, 2008, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2015	$(23,687,952)
2/29/2016	(507,910)
Total	$(24,195,862)

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$527,487,902	$2,015,276	$(37,366,637)	$(35,351,361)

On October 12, 2006, the Fund paid a dividend under Code Section 860 of $0.09229 per share to shareholders of record as of October 11, 2006. It is anticipated the Fund will be required to make a payment, estimated to be, $830,768 to the Internal Revenue Service ("IRS") related to such dividend, which has been included in accrued expenses on the Statement of Assets and Liabilities. The Manager will make a reimbursement payment to the Fund concurrent with the Fund's payment to the IRS.

19

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase or decrease in the principal or face amount of the securities adjusted for inflation is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact

20

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2008 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's Excluded Fund Fees and Expenses), exceeds 0.25% of the Fund's

21

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.015%	0.004%	0.038%	0.057%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $4,221 and $2,170, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 29, 2008, cost of purchases and proceeds from sales of investments, other than short-term obligations and class exchanges, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$12,768,620
Investments (non-U.S. Government securities)	319,892,589	240,676,553

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

22

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

6.  Principal shareholders and related parties

As of February 29, 2008, 55.82% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 1.37% of the Fund's shares were held by sixteen related parties comprised of certain GMO employee accounts, and 57.30% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	17,938,459	$170,818,174	8,919,195	$87,630,458
Shares issued to shareholders in reinvestment of distributions	5,136,298	46,494,576	2,731,073	26,403,882
Shares repurchased	(15,192,711)	(142,661,844)	(9,612,832)	(94,676,860)
Net increase (decrease)	7,882,046	$74,650,906	2,037,436	$19,357,480

23

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the securities of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$14,983,428	$4,441,758	$2,600,000	$1,167,497	$674,261	$15,711,607
GMO Short-Duration Collateral Fund	316,596,798	264,691,545	192,700,000	21,191,545	—	362,492,061
GMO Special Purpose Holding Fund	52,827	—	—	—	243,003	47,207
GMO World Opportunity Overlay Fund	90,176,123	50,550,000	39,825,000	—	—	99,460,635
Totals	$421,809,176	$319,683,303	$235,125,000	$22,359,042	$917,264	$477,711,510

24

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Bond Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

25

GMO International Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$1,074.80	$2.22
2) Hypothetical	0.43%	$1,000.00	$1,022.73	$2.16

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

26

GMO International Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 29, 2008, $12,222,860 or if determined to be different, the qualified interest income of such year.

27

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

28

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

29

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

30

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

31

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Benchmark-Free Allocation Fund returned +8.6% for the fiscal year ended February 29, 2008, as compared to +4.2% for the CPI Index. During the period, the Fund was exposed to a range of asset classes through its investment in underlying GMO mutual funds.

Implementation was negative, detracting approximately 2.7%, as several of the underlying GMO mutual funds underperformed their respective benchmarks. The GMO Inflation Index Plus Bond, GMO Strategic Fixed Income, and GMO Emerging Markets Funds were the primary drivers of the underperformance.

Asset allocation contributed 7.1%. The Fund's overweight to emerging equities, exposure to inflation-indexed bonds, and U.S. high quality equities drove much of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Benchmark-Free Allocation Fund Class III Shares and the CPI Index As of February 29, 2008

$21,000,000
$20,000,000
$19,000,000
$18,000,000
$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
2003
2004
2005
2006
2007
2008
Average Annual Total Returns
1 Year
Since Inception
7/23/03
Class III
8.14%
16.54%
$20,244,100
$17,811,580
$11,570,530
7/23/03
$9,979,000
GMO Benchmark-Free Allocation Fund
CPI Index
MSCI World Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .21% on the purchase and .21% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	51.9%
Debt Obligations	31.0
Cash and Cash Equivalents	23.9
Short-Term Investments	11.0
Preferred Stocks	2.8
Options Purchased	0.1
Private Equity Securities	0.1
Loan Participations	0.1
Investment Funds	0.1
Loan Assignments	0.0
Rights and Warrants	0.0
Promissory Notes	0.0
Convertible Securities	0.0
Written Options	(0.0)
Forward Currency Contracts	(0.1)
Reverse Repurchase Agreements	(0.5)
Swaps	(7.6)
Futures	(14.7)
Other	1.9
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Country/Region Summary**	% of Investments
United States	82.0%
Brazil	5.4
Korea	4.5
Taiwan	3.8
China	2.3
Russia	2.3
Thailand	1.6
India	1.3
Malaysia	1.2
Turkey	0.9
Philippines	0.6
Indonesia	0.4
Mexico	0.4
South Africa	0.4
Israel	0.3
Argentina	0.1
Colombia	0.1
Hungary	0.1
Poland	0.1
Ukraine	0.1
Uruguay	0.1
Venezuela	0.1
Hong Kong	(0.3)
Sweden	(0.3)
Japan	(2.2)
United Kingdom	(2.3)
Euro Region***	(3.0)
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

2

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares/ Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
36,636,846	GMO Alpha Only Fund, Class IV	407,035,363
751,593	GMO Alternative Asset Opportunity Fund	24,885,255
3,275,266	GMO Emerging Country Debt Fund, Class IV	32,949,175
13,997,219	GMO Emerging Markets Fund, Class VI	285,823,205
3,784,670	GMO Special Situations Fund, Class VI	80,727,015
20,736,062	GMO Strategic Fixed Income Fund, Class VI	488,748,982
234	GMO U.S. Core Equity Fund, Class VI	2,807
14,093,568	GMO U.S. Quality Equity Fund, Class VI	289,904,690
	TOTAL MUTUAL FUNDS (COST $1,614,790,659)	1,610,076,492
	SHORT-TERM INVESTMENTS — 0.0%
37,276	Eurodollar Time Deposit, 2.00%, due 03/03/08	37,276
	TOTAL SHORT-TERM INVESTMENTS (COST $37,276)	37,276
	TOTAL INVESTMENTS — 100.0% (Cost $1,614,827,935)	1,610,113,768
	Other Assets and Liabilities (net) — (0.0%)	(47,536)
	TOTAL NET ASSETS — 100.0%	$1,610,066,232

Notes to Schedule of Investments:

As of February 29, 2008, 21.78% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.

3

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $37,276) (Note 2)	$37,276
Investments in affiliated issuers, at value (cost $1,614,790,659) (Notes 2 and 8)	1,610,076,492
Receivable for investments sold	344,317
Receivable for Fund shares sold	5,683
Receivable for expenses reimbursed by Manager (Note 3)	18,502
Total assets	1,610,482,270
Liabilities:
Payable for Fund shares repurchased	350,000
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	1,784
Accrued expenses	64,254
Total liabilities	416,038
Net assets	$1,610,066,232
Net assets consist of:
Paid-in capital	$1,585,231,071
Accumulated undistributed net investment income	5,684,233
Accumulated net realized gain	23,865,095
Net unrealized depreciation	(4,714,167)
$1,610,066,232
Net assets attributable to:
Class III shares	$1,610,066,232
Shares outstanding:
Class III	63,637,308
Net asset value per share:
Class III	$25.30

See accompanying notes to the financial statements.

4

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$62,952,316
Interest	1,149
Total investment income	62,953,465
Expenses:
Custodian, fund accounting agent and transfer agent fees	46,153
Audit and tax fees	34,086
Legal fees	30,032
Trustees fees and related expenses (Note 3)	14,092
Registration fees	11,397
Miscellaneous	12,891
Total expenses	148,651
Fees and expenses reimbursed by Manager (Note 3)	(128,249)
Expense reductions (Note 2)	(2)
Net expenses	20,400
Net investment income (loss)	62,933,065
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	60,938,373
Realized gains distributions from affiliated issuers (Note 8)	84,609,250
Net realized gain (loss)	145,547,623
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(101,039,835)
Net realized and unrealized gain (loss)	44,507,788
Net increase (decrease) in net assets resulting from operations	$107,440,853

See accompanying notes to the financial statements.

5

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$62,933,065	$36,545,339
Net realized gain (loss)	145,547,623	88,320,293
Change in net unrealized appreciation (depreciation)	(101,039,835)	(12,988,280)
Net increase (decrease) in net assets from operations	107,440,853	111,877,352
Distributions to shareholders from:
Net investment income
Class III	(64,024,461)	(52,951,501)
Net realized gains
Class III	(155,574,713)	(93,632,773)
	(219,599,174)	(146,584,274)
Net share transactions (Note 7):
Class III	425,678,284	123,416,222
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	149,820	62,428
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	425,828,104	123,478,650
Total increase (decrease) in net assets	313,669,783	88,771,728
Net assets:
Beginning of period	1,296,396,449	1,207,624,721
End of period (including accumulated undistributed net investment income of $5,684,233 and distributions in excess of net investment income of $2,817,336, respectively)	$1,610,066,232	$1,296,396,449

See accompanying notes to the financial statements.

6

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004(a)
Net asset value, beginning of period	$26.92		$27.76	$26.50	$24.28	$20.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.19	†	0.80 †	1.26 †	0.98 †	0.61
Net realized and unrealized gain (loss)	1.18		1.63	2.93	3.00	4.53
Total from investment operations	2.37		2.43	4.19	3.98	5.14
Less distributions to shareholders:
From net investment income	(1.12)		(1.16)	(1.51)	(0.99)	(0.75)
From net realized gains	(2.87)		(2.11)	(1.42)	(0.77)	(0.11)
Total distributions	(3.99)		(3.27)	(2.93)	(1.76)	(0.86)
Net asset value, end of period	$25.30		$26.92	$27.76	$26.50	$24.28
Total Return(c)	8.60%		9.31%	16.50%	16.74%	25.92	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,610,066		$1,296,396	$1,207,625	$1,068,099	$287,490
Net expenses to average daily net assets(d)(e)	0.00	%(f)	0.00%	0.00%	0.00%	0.00	%*
Net investment income to average daily net assets(b)	4.30%		2.94%	4.64%	3.92%	5.05	%*
Portfolio turnover rate	57%		45%	47%	50%	24	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.01%		0.01%	0.01%	0.02%	0.07	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(g)	$0.00 (g)	$0.00 (g)	$0.07	$0.13

(a)  Period from July 23, 2003 (commencement of operations) through February 29, 2004.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  Net expenses to average daily net assets were less than 0.01%.

(f)  The net expense ratio does not include the effect of expense reductions.

(g)  Purchase premiums and redemptions fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

7

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Benchmark-Free Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks a positive total return. The Fund does not seek to control risk relative to a particular securities market index or benchmark. In addition, the Fund does not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund seeks positive return, not relative return). The Fund is a fund of funds and invests in shares of other GMO Funds ("underlying funds"), which may include the GMO International Equity Funds (including one or more of the GMO Emerging Markets Funds), the GMO U.S. Equity Funds, the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Special Situations Fund and GMO Alternative Asset Opportunity Fund. The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in underlying funds that primarily invest in a single asset class. In addition, the Fund is not restricted in its exposure to any particular market.

The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). Shares of GMO Special Situations Fund are not publicly available for direct purchase.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

8

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 10.57% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the securities' market values and changes in interest rates.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the

9

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received, losses on wash sale transactions and partnership interest tax allocations.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$9,592,965	$(9,592,965)	$—

10

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$64,214,608	$52,995,026

Long-term capital gains	155,384,566	93,589,248

Total distributions	$219,599,174	$146,584,274

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$19,902,507
Undistributed long-term capital gain	$19,678,942

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,624,860,056	$28,340,863	$(43,087,151)	$(14,746,288)

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

11

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchase and redemption of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were 0.21% and 0.21%, of the amount invested or redeemed, respectively. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemptions fees, if any, of the underlying funds in which the Fund was invested as of June 30, 2007. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

12

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not directly charge a management or shareholder service fee from the Fund, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

13

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.481%	0.069%	0.037%	0.587%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $12,252 and $6,290, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2008 aggregated $1,191,304,534 and $837,535,464, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 22.41% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

14

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

As of February 29, 2008, 1.20% of the Fund's shares were held by twenty-four related parties comprised of certain GMO employee accounts, and 97.20% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	9,819,038	$279,628,825	230,453	$6,218,922
Shares issued to shareholders in reinvestment of distributions	7,959,463	209,394,517	5,166,625	136,960,268
Shares repurchased	(2,301,160)	(63,345,058)	(737,840)	(19,762,968)
Purchase premiums	—	7,597	—	15,111
Redemption fees	—	142,223	—	47,317
Net increase (decrease)	15,477,341	$425,828,104	4,659,238	$123,478,650

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$298,510,368	$157,569,432	$68,925,486	$6,980,691	$—	$407,035,363
GMO Alternative Asset Opportunity Fund	52,680,617	3,350,395	33,755,731	—	—	24,885,255
GMO Emerging Country Debt Fund, Class IV	27,366,474	9,336,128	1,747,200	2,230,807	1,197,168	32,949,175
GMO Emerging Markets Fund, Class VI	350,694,222	129,052,080	187,175,204	4,119,950	73,004,594	285,823,205

15

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Inflation Indexed Plus Bond Fund, Class VI	$162,776,234	$239,149,363	$373,329,293	$38,060,586	$682,784	$—
GMO International Growth Equity Fund, Class IV	39,254,064	1,415,956	42,470,420	—	1,415,956	—
GMO International Intrinsic Value Fund, Class IV	38,941,954	889,041	41,771,769	—	889,041	—
GMO International Small Companies Fund, Class III	13,336,722	461,656	13,265,466	—	461,656	—
GMO Special Situations Fund, Class VI	—	75,701,034	—	—	—	80,727,015
GMO Strategic Fixed Income Fund, Class VI	225,145,879	347,885,887	71,693,353	7,449,920	459,071	488,748,982
GMO U.S. Core Equity Fund, Class VI	—	3,282	—	14	187	2,807
GMO U.S. Quality Equity Fund, Class VI	87,702,351	226,490,280	3,401,542	4,110,348	6,498,793	289,904,690
Totals	$1,296,408,885	$1,191,304,534	$837,535,464	$62,952,316	$84,609,250	$1,610,076,492

16

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Benchmark-Free Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Benchmark-Free Allocation Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

17

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.59%	$1,000.00	$1,011.50	$2.95
2) Hypothetical	0.59%	$1,000.00	$1,021.93	$2.97

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

18

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $155,384,566 from long-term capital gains.

For taxable, non-corporate shareholders, 18.96% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 9.84% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $25,262,582 and $190,147, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

19

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

20

Independent Trusteess — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global Balanced Asset Allocation Fund returned +4.1% for the fiscal year ended February 29, 2008, as compared to +4.0% for the Fund's benchmark, the GMO Global Balanced Index (48.75% S&P 500 Index, 16.25% MSCI ACWI [All Country World Index] ex-U.S. Index and 35% Lehman Brothers U.S. Aggregate Index prior to 3/31/2007 and 65% MSCI ACWI [All Country World Index] Index and 35% Lehman Brothers U.S. Aggregate Index thereafter). During the fiscal year the Fund was exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was negative, detracting 2.9% from returns as the GMO U.S. Core Equity, GMO International Intrinsic Value, GMO Emerging Markets, GMO Inflation Indexed Plus Bond, and GMO Strategic Fixed Income Funds underperformed their respective benchmarks.

Asset allocation added 3.0%. The Fund's underweight to U.S. equities, and overweights to emerging equities and inflation-indexed bonds were the primary drivers of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Global Balanced Asset Allocation Fund Class III Shares and the GMO Global Balanced Index As of February 29, 2008

$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
3.91%
13.66%
8.44%
$22,482,380
$17,772,210
$16,893,220
$14,959,200
2/28/98
$9,991,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
GMO Global Balanced Asset Allocation Fund
GMO Global Balanced Index*
GMO Global Balanced Benchmark +**
50% S&P 500/50% Lehman Brothers U.S. Aggregate Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .09% on the purchase and .09% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  The GMO Global Balanced Index is a composite benchmark computed by GMO and comprised of 48.75% S&P 500 Index, 16.25% MSCI ACWI (All Country World Index) ex-U.S. Index and 35% Lehman Brothers U.S. Aggregate Index prior to 3/31/2007 and 65% MSCI ACWI (All Country World Index) Index and 35% Lehman Brothers U.S. Aggregate Index thereafter.

**  The GMO Global Balanced Benchmark + is comprised of MSCI ACWI (All Country World Index) prior to 6/30/2002 and GMO Global Balanced Index thereafter.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	59.2%
Debt Obligations	25.9
Cash and Cash Equivalents	15.1
Short-Term Investments	10.4
Preferred Stocks	1.8
Private Equity Securities	0.1
Options Purchased	0.1
Investment Funds	0.0
Loan Participations	0.0
Loan Assignments	0.0
Rights and Warrants	0.0
Forward Currency Contracts	0.0
Convertible Securities	0.0
Promissory Notes	0.0
Written Options	(0.0)
Reverse Repurchase Agreements	(0.2)
Swaps	(4.8)
Futures	(9.4)
Other	1.8
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Country / Region Summary**	% of Investments
United States	64.6%
Euro Region***	9.7
Japan	4.6
United Kingdom	4.1
Brazil	2.6
Korea	2.3
Taiwan	1.9
Switzerland	1.8
China	1.2
Russia	1.0
Thailand	0.8
India	0.6
Malaysia	0.6
Singapore	0.6
Canada	0.5
Hong Kong	0.5
Turkey	0.4
Denmark	0.3
Indonesia	0.3
Norway	0.3
Philippines	0.3
South Africa	0.3
Sweden	0.3
Hungary	0.1
Israel	0.1
Mexico	0.1
Poland	0.1
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

2

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
48,242,552	GMO Alpha Only Fund, Class IV	535,974,748
5,210,567	GMO Core Plus Bond Fund, Class IV	49,187,750
4,964,011	GMO Domestic Bond Fund, Class VI	47,058,826
1,618,654	GMO Emerging Countries Fund, Class III	24,700,654
1,071,724	GMO Emerging Country Debt Fund, Class IV	10,781,541
15,954,336	GMO Emerging Markets Fund, Class VI	325,787,540
2,081,395	GMO International Bond Fund, Class III	19,794,069
9,497,185	GMO International Core Equity Fund, Class VI	353,485,226
6,445,525	GMO International Growth Equity Fund, Class IV	178,541,031
5,911,275	GMO International Intrinsic Value Fund, Class IV	177,101,792
359,061	GMO Short-Duration Investment Fund, Class III	3,034,068
8,595,280	GMO Special Situations Fund, Class VI	183,337,321
35,030,805	GMO Strategic Fixed Income Fund, Class VI	825,676,074
6,946,692	GMO U.S. Core Equity Fund, Class VI	83,499,236
26,581,499	GMO U.S. Quality Equity Fund, Class VI	546,781,435
	TOTAL MUTUAL FUNDS (COST $3,516,628,328)	3,364,741,311
	SHORT-TERM INVESTMENTS — 0.0%
30,364	Eurodollar Time Deposit, 2.00%, due 03/03/08	30,364
	TOTAL SHORT-TERM INVESTMENTS (COST $30,364)	30,364
	TOTAL INVESTMENTS — 100.0% (Cost $3,516,658,692)	3,364,771,675
	Other Assets and Liabilities (net) — 0.0%	83,311
	TOTAL NET ASSETS — 100.0%	$3,364,854,986

See accompanying notes to the financial statements.

3

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments – (Continued)
February 29, 2008

Notes to Schedule of Investments:

As of February 29, 2008, 32.32% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair values prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.

4

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $30,364) (Note 2)	$30,364
Investments in affiliated issuers, at value (cost $3,516,628,328) (Notes 2 and 8)	3,364,741,311
Receivable for investments sold	534,403,448
Receivable for Fund shares sold	12,000
Receivable for expenses reimbursed by Manager (Note 3)	30,537
Total assets	3,899,217,660
Liabilities:
Due to custodian	1,800
Payable for Fund shares repurchased	534,260,300
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	4,240
Accrued expenses	96,334
Total liabilities	534,362,674
Net assets	$3,364,854,986
Net assets consist of:
Paid-in capital	$3,396,043,762
Accumulated undistributed net investment income	18,656,535
Accumulated net realized gain	102,041,706
Net unrealized depreciation	(151,887,017)
$3,364,854,986
Net assets attributable to:
Class III shares	$3,364,854,986
Shares outstanding:
Class III	295,888,056
Net asset value per share:
Class III	$11.37

See accompanying notes to the financial statements.

5

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$138,509,806
Interest	1,316
Total investment income	138,511,122
Expenses:
Custodian, fund accounting agent and transfer agent fees	47,536
Audit and tax fees	36,946
Legal fees	78,789
Chief Compliance Officer (Note 3)	15,058
Trustees fees and related expenses (Note 3)	33,292
Registration fees	31,371
Miscellaneous	16,862
Total expenses	259,854
Fees and expenses reimbursed by Manager (Note 3)	(211,454)
Expense reductions (Note 2)	(57,505)
Net expenses	(9,105)
Net investment income (loss)	138,520,227
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	41,592,867
Realized gains distributions from affiliated issuers (Note 8)	214,605,150
Net realized gain (loss)	256,198,017
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(284,868,880)
Net realized and unrealized gain (loss)	(28,670,863)
Net increase (decrease) in net assets resulting from operations	$109,849,364

See accompanying notes to the financial statements.

6

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$138,520,227	$77,547,567
Net realized gain (loss)	256,198,017	141,698,243
Change in net unrealized appreciation (depreciation)	(284,868,880)	(2,413,878)
Net increase (decrease) in net assets from operations	109,849,364	216,831,932
Distributions to shareholders from:
Net investment income
Class III	(163,753,134)	(104,092,536)
Net realized gains
Class III	(185,650,495)	(76,782,210)
	(349,403,629)	(180,874,746)
Net share transactions (Note 7):
Class III	524,385,283	1,229,975,659
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	860,204	1,039,471
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	525,245,487	1,231,015,130
Total increase (decrease) in net assets	285,691,222	1,266,972,316
Net assets:
Beginning of period	3,079,163,764	1,812,191,448
End of period (including accumulated undistributed net investment income of $18,656,535 and distributions in excess of net investment income of $2,547,096, respectively)	$3,364,854,986	$3,079,163,764

See accompanying notes to the financial statements.

7

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$12.01		$11.76	$11.33	$10.74	$8.13
Income (loss) from investment operations:
Net investment income (loss)(a)	0.48	†	0.39 †	0.36 †	0.27 †	0.18
Net realized and unrealized gain (loss)	0.05		0.66	0.86	0.90	2.68
Total from investment operations	0.53		1.05	1.22	1.17	2.86
Less distributions to shareholders:
From net investment income	(0.53)		(0.43)	(0.37)	(0.32)	(0.23)
From net realized gains	(0.64)		(0.37)	(0.42)	(0.26)	(0.02)
Total distributions	(1.17)		(0.80)	(0.79)	(0.58)	(0.25)
Net asset value, end of period	$11.37		$12.01	$11.76	$11.33	$10.74
Total Return(b)(c)	4.10%		9.22%	11.05%	11.07%	35.53%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,364,855		$3,079,164	$1,812,191	$1,030,238	$453,807
Net expenses to average daily net assets(d)(e)	0.00	%(f)	0.00%	0.00%	0.00%	0.00%
Net investment income to average daily net assets(a)	3.89%		3.28%	3.17%	2.53%	2.19%
Portfolio turnover rate	76%		23%	16%	10%	59%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%	0.01%	0.02%	0.03%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(g)	$0.01	$0.01	$0.01	$0.01

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  Net expenses to average daily net assets were less than 0.01%.

(f)  The net expense ratio does not include the effect of expense reductions.

(g)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

8

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO Global Balanced Asset Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the GMO Global Balanced Index. The Fund is a fund of funds and invests in shares of other GMO Funds, which may include the GMO International Equity Funds (including one or more of the GMO Emerging Markets Funds), GMO U.S. Equity Funds, GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund and GMO Special Situations Fund. The GMO Global Balanced Index is a composite index computed by GMO consisting of: (i) the MSCI ACWI (All Country World Index) Index and (ii) the Lehman Brothers U.S. Aggregate Index in the following proportions: 65% MSCI ACWI (All Country World Index) Index and 35% Lehman Brothers U.S. Aggregate Index. From June 30, 2002 through March 31, 2007, the GMO Global Balanced Index consisted of: (i) the S&P 500 Index; (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index; and (iii) the Lehman Brothers U.S. Aggregate Index in the following proportions: 48.75% S&P 500 Index, 16.25% MSCI ACWI (All Country World Index) ex-U.S. Index, and 35% Lehman Brothers U.S. Aggregate Index.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of GMO Special Situations Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

9

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 29, 2008, the total value of these securities represented 8.96% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the securities' market values and changes in interest rates.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing

10

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received, losses on wash sale transactions, partnership interest tax allocations and redemption in-kind transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

11

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$46,436,538	$(53,033,315)	$6,596,777

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$165,809,077	$104,092,536
Long-term capital gains	183,594,552	76,782,210
Total distributions	$349,403,629	$180,874,746

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income	$31,938,487
Undistributed long-term capital gain	$107,504,961

As of February 29, 2008, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2010	$(1,276)
Total	$(1,276)

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,535,402,623	$27,871,816	$(198,502,764)	$(170,630,948)

For the period ended February 29, 2008, the Fund had net realized gains attributed to redemption in-kind transactions of $6,601,132.

12

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.09% of the amount invested or redeemed. The redemption fee is only applicable to shares acquired on or after June 30, 2003. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying funds in which the Fund was invested as of June 30, 2007. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed,

13

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not directly charge a management fee or shareholder service fee to the Fund, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.432%	0.070%	0.021%	0.523%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $28,784 and $15,058, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2008 aggregated $3,212,061,908 and $2,683,242,531, respectively.

15

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 14.05% of the outstanding shares of the Fund were held by one shareholder. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of this shareholder may have a material effect on the Fund.

As of February 29, 2008, 0.07% of the Fund's shares were held by fifteen related parties comprised of certain GMO employee accounts.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest   (without par value). Transactions in Fund shares were as follows:

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	71,503,366	$884,679,303	96,416,659	$1,162,398,617
Shares issued to shareholders in reinvestment of distributions	28,319,819	339,998,843	14,544,192	171,981,824
Shares repurchased	(60,342,225)	(700,292,863)	(8,670,747)	(104,404,782)
Purchase premiums	—	770,412	—	982,849
Redemption fees	—	89,792	—	56,622
Net increase (decrease)	39,480,960	$525,245,487	102,290,104	$1,231,015,130

16

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gaines	Value, end of period
GMO Alpha Only Fund, Class IV	$380,002,186	$365,957,517	$235,335,214	$9,531,981	$—	$535,974,748
GMO Alternative Asset Opportunity Fund, Class III	62,157,956	81,595	60,714,048	—	—	—
GMO Core Plus Bond Fund, Class IV	333,599,965	30,585,594	299,802,878	12,018,404	—	49,187,750
GMO Domestic Bond Fund, Class VI	20,617,931	35,674,047	8,225,536	2,295,912	—	47,058,826
GMO Emerging Countries Fund, Class III	21,889,917	8,710,245	3,943,408	462,107	8,219,499	24,700,654
GMO Emerging Country Debt Fund, Class IV	11,833,586	1,400,642	1,675,124	873,442	511,577	10,781,541
GMO Emerging Markets Fund, Class VI	275,288,575	124,006,412	58,155,880	5,024,777	88,521,015	325,787,540
GMO Inflation Indexed Plus Bond Fund, Class VI	328,859,382	450,711,234	732,474,094	63,610,142	1,378,036	—
GMO International Bond Fund, Class III	21,923,157	4,389,742	6,190,995	2,060,770	—	19,794,069
GMO International Core Equity Fund, Class VI	—	545,754,532	146,849,712	7,814,178	21,417,380	353,485,226
GMO International Growth Equity Fund, Class IV	271,341,941	56,715,312	123,024,975	3,033,004	40,757,306	178,541,031
GMO International Intrinsic Value Fund, Class IV	271,767,810	51,550,431	108,941,665	5,899,697	31,814,808	177,101,792
GMO International Small Companies Fund, Class III	4,237,261	152,419	4,220,247	—	146,870	—
GMO Short-Duration Investment Fund, Class III	3,489,627	206,559	469,351	206,559	—	3,034,068
GMO Special Situations Fund, Class VI	—	198,000,000	27,922,601	—	—	183,337,321
GMO Strategic Fixed Income Fund, Class VI	307,603,773	875,419,406	328,927,357	17,732,681	1,087,637	825,676,074
GMO U.S. Core Equity Fund, Class VI	489,370,403	56,562,573	447,434,047	1,610,649	9,564,858	83,499,236
GMO U.S. Quality Equity Fund, Class VI	274,837,403	406,118,796	88,567,947	6,328,778	11,128,535	546,781,435
GMO U.S. Value Fund, Class III	377,075	64,852	367,452	6,725	57,629	—
Totals	$3,079,197,948	$3,212,061,908	$2,683,242,531	$138,509,806	$214,605,150	$3,364,741,311

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Balanced Asset Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Balanced Asset Allocation Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

18

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.53%	$1,000.00	$989.90	$2.62
2) Hypothetical	0.53%	$1,000.00	$1,022.23	$2.66

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

19

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $183,594,552 from long-term capital gains.

For taxable, non-corporate shareholders, 23.37% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 6.75% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 29, 2008, $70,273,184 and $2,055,943, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

20

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2], Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

21

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

22

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

24

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 29, 2008

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website (www.gmo.com) a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Equity Allocation Fund returned +7.8% for the fiscal year ended February 29, 2008, as compared to +7.3% for the MSCI ACWI (All Country World Index) ex-U.S. Index. During the fiscal year the Fund was exposed to international equity securities through its investment in underlying GMO mutual funds.

Implementation detracted 0.9%, as the GMO Emerging Markets and GMO International Value Funds underperformed their respective benchmarks.

Asset allocation added 1.4%. The Fund's overweight to emerging equities was the primary driver of performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .16% on the purchase and .16% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO International Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 29, 2008 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	91.2%
Preferred Stocks	3.7
Short-Term Investments	3.6
Forward Currency Contracts	0.3
Private Equity Securities	0.1
Investment Funds	0.1
Debt Obligations	0.0
Rights and Warrants	0.0
Convertible Securities	0.0
Futures	(0.5)
Other	1.5
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO International Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 29, 2008 (Unaudited)

Country / Region Summary**	% of Investments
Euro Region***	27.7%
United Kingdom	15.7
Japan	14.4
Brazil	5.1
Switzerland	5.0
Korea	4.5
Australia	4.3
Taiwan	3.7
China	2.3
Hong Kong	2.3
Russia	2.0
Singapore	1.9
Canada	1.6
Thailand	1.6
India	1.3
Sweden	1.3
Malaysia	1.1
Denmark	1.0
Turkey	0.7
Norway	0.6
South Africa	0.5
Indonesia	0.4
Philippines	0.4
Hungary	0.2
Israel	0.2
Poland	0.2
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

2

GMO International Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2008

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
1,594,440	GMO Emerging Countries Fund, Class III	24,331,147
8,109,529	GMO Emerging Markets Fund, Class VI	165,596,573
10,249,580	GMO International Growth Equity Fund, Class IV	283,913,374
9,403,102	GMO International Intrinsic Value Fund, Class IV	281,716,937
	TOTAL MUTUAL FUNDS (COST $700,107,606)	755,558,031
	SHORT-TERM INVESTMENTS — 0.0%
19,355	Eurodollar Time Deposit, 2.00%, due 03/03/08	19,355
	TOTAL SHORT-TERM INVESTMENTS (COST $19,355)	19,355
	TOTAL INVESTMENTS — 100.0% (Cost $700,126,961)	755,577,386
	Other Assets and Liabilities (net) — (0.0%)	(35,361)
	TOTAL NET ASSETS — 100.0%	$755,542,025

Notes to Schedule of Investments:

As of February 29, 2008, 82.04% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.
3

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 29, 2008

Assets:
Investments in unaffiliated issuers, at value (cost $19,355) (Note 2)	$19,355
Investments in affiliated issuers, at value (cost $700,107,606) (Notes 2 and 8)	755,558,031
Receivable for Fund shares sold	3,749
Receivable for expenses reimbursed by Manager (Note 3)	8,729
Total assets	755,589,864
Liabilities:
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	881
Accrued expenses	46,958
Total liabilities	47,839
Net assets	$755,542,025
Net assets consist of:
Paid-in capital	$602,838,131
Accumulated net realized gain	97,253,469
Net unrealized appreciation	55,450,425
$755,542,025
Net assets attributable to:
Class III shares	$755,542,025
Shares outstanding:
Class III	45,936,690
Net asset value per share:
Class III	$16.45

See accompanying notes to the financial statements.
4

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 29, 2008

Investment Income:
Dividends from affiliated issuers (Note 8)	$13,693,703
Interest	981
Total investment income	13,694,684
Expenses:
Custodian, fund accounting agent and transfer agent fees	46,599
Audit and tax fees	31,432
Legal fees	17,568
Trustees fees and related expenses (Note 3)	7,980
Registration fees	3,997
Miscellaneous	7,520
Total expenses	115,096
Fees and expenses reimbursed by Manager (Note 3)	(103,617)
Expense reductions (Note 2)	(3)
Net expenses	11,476
Net investment income (loss)	13,683,208
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	29,873,470
Realized gains distributions from affiliated issuers (Note 8)	134,728,510
Net realized gain (loss)	164,601,980
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(115,404,606)
Net realized and unrealized gain (loss)	49,197,374
Net increase (decrease) in net assets resulting from operations	$62,880,582

See accompanying notes to the financial statements.
5

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 29, 2008	Year Ended February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$13,683,208	$13,139,578
Net realized gain (loss)	164,601,980	100,493,550
Change in net unrealized appreciation (depreciation)	(115,404,606)	11,639,862
Net increase (decrease) in net assets from operations	62,880,582	125,272,990
Distributions to shareholders from:
Net investment income
Class III	(42,033,244)	(32,342,398)
Net realized gains
Class III	(90,134,712)	(58,801,341)
	(132,167,956)	(91,143,739)
Net share transactions (Note 7):
Class III	65,994,952	65,087,399
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	77,341	20,199
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	66,072,293	65,107,598
Total increase (decrease) in net assets	(3,215,081)	99,236,849
Net assets:
Beginning of period	758,757,106	659,520,257
End of period	$755,542,025	$758,757,106

See accompanying notes to the financial statements.
6

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$17.96		$17.13	$15.19	$12.83	$8.23
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.31		0.33	0.18	0.29	0.25
Net realized and unrealized gain (loss)	1.32		2.85	2.90	2.65	4.60
Total from investment operations	1.63		3.18	3.08	2.94	4.85
Less distributions to shareholders:
From net investment income	(1.00)		(0.83)	(0.47)	(0.42)	(0.25)
From net realized gains	(2.14)		(1.52)	(0.67)	(0.16)	—
Total distributions	(3.14)		(2.35)	(1.14)	(0.58)	(0.25)
Net asset value, end of period	$16.45		$17.96	$17.13	$15.19	$12.83
Total Return(b)(c)	7.81%		19.33%	21.15%	23.25%	60.41%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$755,542		$758,757	$659,520	$489,026	$256,277
Net expenses to average daily net assets(d)(e)	0.00	%(f)	0.00%	0.00%	0.00%	0.00%
Net investment income to average daily net assets(a)	1.66%		1.87%	1.15%	2.18%	2.35%
Portfolio turnover rate	9%		4%	7%	15%	43%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%	0.02%	0.03%	0.05%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(g)	$0.00 (g)	$0.00 (g)	$0.01	$0.02

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  Net expenses to average daily net assets were less than 0.01%.

(f)  The net expense ratio does not include the effect of expense reductions.

(g)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

7

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2008

1.  Organization

GMO International Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the MSCI ACWI (All Country World Index) ex-U.S. Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds (which may include one or more of the GMO Emerging Markets Funds). The Fund may also invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as

8

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

9

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2008. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$28,350,036	$(28,350,037)	$1

The tax character of distributions declared to shareholders is as follows:

	2/29/2008	2/28/2007
Ordinary income (including any short-term capital gains)	$42,017,444	$32,338,744
Long-term capital gains	90,150,512	58,804,995
Total distributions	$132,167,956	$91,143,739

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a tax return of capital.

As of February 29, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed long-term capital gain	$97,253,469

As of February 29, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$700,126,961	$79,859,610	$(24,409,185)	$55,450,425

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

10

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the fee paid to State Street, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 29, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares are each 0.16% of the amount invested. The redemption fee is only applicable to shares acquired on or after June 30, 2003. The Fund's purchase premium or redemption fee are approximately equal to the weighted average of the purchase premiums and redemptions fees, if any, of the underlying funds in which the Fund was invested as of June 30, 2007. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. There is no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in

11

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in the tax return that could impact the Fund's financial statements. It also provides guidance in relation to the Fund's financial statements on classification of tax benefits or liabilities, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 for registered investment companies. Management has evaluated the effects of applying the various provisions of FIN 48 and has determined that the adoption of FIN 48 does not have a material effect on the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years, if applicable, remain subject to examination by the Internal Revenue Service. Management will continue to monitor the rules and guidance pertaining to FIN 48 and will take action if appropriate.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among the designated underlying funds. The Manager does not directly charge a management fee or shareholder service fee, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2008 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the

12

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2008, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.631%	0.084%	0.715%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 29, 2008 was $6,876 and $3,486, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 29, 2008 aggregated $153,880,308 and $71,563,297, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 29, 2008, 29.14% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. No other shareholder owned in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 29, 2008, 0.02% of the Fund's shares were held by four related parties comprised of certain GMO employee accounts.

13

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 29, 2008

7.  Share transactions

	Year Ended February 29, 2008		Year Ended February 28, 2007
Class III:	Shares	Amount	Shares	Amount
Shares sold	25,844	$478,479	77,925	$1,404,568
Shares issued to shareholders in reinvestment of distributions	6,819,633	126,019,627	4,812,509	84,216,341
Shares repurchased	(3,144,468)	(60,503,154)	(1,145,352)	(20,533,510)
Purchase premiums	—	742	—	2,056
Redemption fees	—	76,599	—	18,143
Net increase (decrease)	3,701,009	$66,072,293	3,745,082	$65,107,598

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 29, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Countries Fund, Class III	$18,624,705	$7,374,423	$7,000	$392,529	$6,981,895	$24,331,147
GMO Emerging Markets Fund, Class VI	146,067,671	44,329,944	22,307,561	2,366,774	41,863,170	165,596,573
GMO International Growth Equity Fund, Class IV	295,016,842	54,167,876	30,806,933	3,707,736	48,009,094	283,913,374
GMO International Intrinsic Value Fund, Class IV	297,957,461	47,969,798	17,342,231	7,226,664	37,836,085	281,716,937
GMO International Small Companies Fund, Class III	1,105,478	38,267	1,099,572	—	38,266	—
Totals	$758,772,157	$153,880,308	$71,563,297	$13,693,703	$134,728,510	$755,558,031

14

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Equity Allocation Fund (the "Fund") at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2008

15

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 29, 2008 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2008.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2007 through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.73%	$1,000.00	$973.20	$3.58
2) Hypothetical	0.73%	$1,000.00	$1,021.23	$3.67

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2008, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

16

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 29, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

The Fund's distributions to shareholders include $90,150,512 from long-term capital gains.

For taxable, non-corporate shareholders, 36.57% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 29, 2008 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 29, 2008, $25,720,142 or if determined to be different, the qualified interest income of such year.

17

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	47	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $291,721 respectively, in legal fees and disbursements to Goodwin.

18

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	47	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	47	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

19

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since January 2007); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

Item 2. Code of Ethics.

As of February 29, 2008, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the year ended February 29, 2008, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant’s Board believes that, although none of its members individually meets all required elements of the definition of an “audit committee financial expert”, the members of the registrant’s audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee’s functions, duties and powers.

Item 4. Principal Accountant Fees and Services. *

(a)          AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2008 and 2007 were $2,154,900 and $1,984,100, respectively.

(b)         AUDIT-RELATED FEES: The aggregate fees billed to the registrant in 2008 and 2007 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $64,212 and $142,402, respectively. The aggregate fees billed in 2008 and 2007 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $250,000 and $409,700, respectively.

(c)          TAX FEES:  The aggregate fees billed to the registrant in 2008 and 2007 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations were $904,314 and $885,694, respectively.   The aggregate fees billed in 2008 and 2007 to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $9,800 and $5,810, respectively.

(d)         ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2008 or 2007.

(e)          (1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved.  Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on, auditor independence; and (4) certain permissible non-audit services that the Committee believes are routine and recurring services and that would not impair and are consistent with the SEC’s rules on auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule to the policy, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)          (2) None.

(f)            Not applicable.

(g)         NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2008 and 2007 for non-audit services rendered to the registrant, the registrant’s Service Affiliates were $1,229,726 and $1,445,706, respectively.  For the fiscal year ended February 29, 2008, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $1,400 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the  operations and financial reporting of the Funds.  For the fiscal year ended February 28, 2007, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $2,100 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)         The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

*Includes information regarding all series of GMO Trust.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series of the registrant is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)          The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics described in Item 2 is attached hereto as EX-99.CODEETH.

(a)(2) Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as EX-99.CERT.

(a)(3)  Not applicable to this registrant.

(b)         Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) are attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ Scott E. Eston
Scott E. Eston, Chief Executive Officer

	Date:	April 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Scott E. Eston
Scott E. Eston, Principal Executive Officer

	Date:	April 30, 2008

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

	Date:	April 30, 2008